DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 Page 1 of 3 SRT SF Retail I, LLC c/o L3 Capital, LLC 1 S. Wacker Dr., Suite 3210 Chicago, IL 60661 July ____, 2024 VIA ELECTRONIC MAIL SM1848, LLC 8214 Westchester Drive, Suite 550 Dallas, Texas 75225 Attn: Doug MacMahon Email: dm@morancap.com Re: Purchase and sale of certain real property located in the City of San Francisco ("City"), County of San Francisco ("County"), State of California ("State"), which real property consists of twelve (12) retail condominiums located at what is commonly known as (i) 1720, 1730, 1770, 1780 and 1790 Fulton Street, (ii) 450 Hayes Street (Units C-1 and C-2), (iii) 400 Grove Street, (iv) 388 Fulton Street (Units R-1 and R-2), and (v) 8 Octavia Street (Units 102, 307 and 308) (each, a “Condo”, and collectively, the "Property"). Dear Doug: This letter is written with respect to the proposed acquisition of the Property by SM1848, LLC, a California limited liability company (“Buyer”), from SRT SF RETAIL I, LLC, a Delaware limited liability company (“Seller”). Toward that end, Seller and Buyer contemplate that each Condo may be conveyed pursuant to a separate and distinct Agreement of Purchase and Sale and Joint Escrow Instructions (each a “PSA” and, collectively, the “PSAs”). All capitalized terms not otherwise defined herein shall have the same meaning ascribed to such term in the PSAs. However, such separate and distinct PSAs shall be subject to the terms and conditions set forth in this letter, which, if mutually executed and delivered by Buyer and Seller, shall constitute an agreement (if applicable, this “Letter Agreement”). Such Letter Agreement constitutes a material consideration to Seller for entering into separate and distinct PSAs with respect to the Property. To the extent of any conflict between the PSAs and the Letter Agreement, the Letter Agreement shall control. Notwithstanding anything to the contrary contained in this Letter Agreement or the PSAs, Buyer shall be obligated to perform under all of the PSAs and shall have no right to acquire some but not all of the Condos. Seller’s performance under each PSA is expressly conditioned and contingent upon Buyer performing its obligations under each and every other PSA. Further, (i) if Buyer is entitled to and does so elect to terminate any PSA (including, without limitation, for default or failure of contingency or otherwise), such election shall be deemed Buyer’s election to terminate all of the PSAs, and (ii) if Seller is entitled to and does so elect to terminate any PSA, such election shall be deemed Seller’s election to terminate all of the PSAs (including, without limitation, for default or failure of contingency or otherwise). Upon any such termination, all of the PSAs shall terminate, the aggregate Deposit(s) holding under the PSAs shall be paid to the party entitled to receive same in accordance with the PSAs, and neither party shall have any further rights or obligations under the PSAs, except for any obligations which expressly survive such termination pursuant to the PSAs. This paragraph shall be broadly construed so as to give effect to the party’s intent that the series of PSAs with respect to the Property be treated as one and the same PSA for the entirety of the Property. 5387850.4 A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8 3.00

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5387850.4 SM1848, LLC July ____, 2024 Page 2 Seller and Buyer acknowledge and agree that (i) in the event of a material default by Seller under the PSAs for which Buyer terminates the PSAs pursuant to subpart (A) of Paragraph 15.2, Seller’s reimbursement of Buyer’s reasonable, third-party, out-of-pocket costs with respect to all of the PSAs shall be no more than $50,000.00 in the aggregate (as opposed to $50,000.00 per PSA), and (ii) in no event will Seller's liability under or otherwise in connection with the PSAs (including, without limitation, Paragraph 13.1 of the PSAs), any documents executed in connection therewith and/or otherwise in connection with the Property exceed the sum of Two Hundred Fifty Thousand Dollars ($250,000.00) in the aggregate (as opposed to $250,000.00 per Condo). Further, at the Close of Escrow, Buyer agrees to credit and/or pay to Seller the sum of (i) the actual additional legal expense (including attorneys’ fees) incurred by Seller to negotiate and perform under separate PSAs, not to exceed Five Thousand Dollars ($5,000.00), in the aggregate, plus (ii) any out-of- pocket costs or expenses incurred by Seller pursuant to Paragraph 10 of the PSAs as a result of entering into multiple PSAs rather than just one (including, without limitation, any increased escrow costs and premiums of title insurance). Such credit amount shall be indicated as a “reimbursement of transaction costs” or similar on the settlement statement(s) at the Close of Escrow. Seller and Buyer will keep confidential the terms of this Letter Agreement; provided, however, Seller and Buyer may disclose the terms of this Letter Agreement to (a) those employed by them (subject to the disclosing party informing such employees of the terms of this paragraph); (b) those who are actively and directly participating in the evaluation of the Property and the negotiation and execution of the PSAs or financing of the purchase of the Property (subject to the disclosing party informing such recipients of the terms of this paragraph); (c) third parties as required under applicable law; and (d) Buyer's potential financial partners and lenders (subject to the disclosing party informing such parties of the terms of this paragraph). If these terms meet with your approval, please indicate Buyer’s agreement in the appropriate place below. This Letter Agreement shall not be deemed to require Seller or Buyer to enter into the PSAs or any PSA; if PSAs are not executed and delivered by Seller and Buyer with respect to the entirety of the Property within five (5) business days of the mutual execution and delivery of this Letter Agreement, this Letter Agreement shall terminate and be of no further force or effect whatsoever. [signatures to follow on next page] A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8 3.00

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 Page 3 of 3 SM1848, LLC July ____, 2024 Page 3 Sincerely, SRT SF RETAIL I, LLC, a Delaware limited liability company By: Printed: Title: ACKNOWLEDGED AND AGREED: SM 1848, LLC, a California limited liability company By: Douglas M. MacMahon, Manager 5387850.4 A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8 CEO 3.00 Matthew Schreiber

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 1 5376942.5 AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS This AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS ("Agreement") is made and entered into as of this day of July, 2024 ("Execution Date"), by and between SRT SF RETAIL I, LLC, a Delaware limited liability company ("Seller"), and SM 1848, LLC, a California limited liability company ("Buyer"). Recitals A. Seller owns certain real property located in the City of San Francisco ("City"), County of San Francisco ("County"), State of California ("State"), which real property consists of one (1) retail condominium located at what is commonly known as 8 Octavia Street, Unit # 102, San Francisco, CA, 94102 (the "Property"), which Property is more particularly described on Exhibit A attached hereto. Such Property shall include Seller’s rights, titles, and interests in and to (1) the Property’s respective share of any common elements, limited common elements, and appurtenant rights under the applicable Declaration, (2) all fixtures and improvements constructed upon such Property which are owned by Seller, (3) all tangible personal property owned by Seller and now or hereafter located upon or within, or affixed to, the Property, and (4) all intangible personal property owned by the Seller and used in connection with the ownership, operation, management, or maintenance of the Property, including, without limitation, any tradename or domain name, and all appurtenances and hereditaments of/to the Property. B. Seller desires to sell all of its interest in the Property to Buyer, and Buyer desires to purchase Seller's interest in the Property, upon the terms and conditions set forth in this Agreement. Basic Provisions I. Buyer: SM1848, LLC C/O Douglas M. MacMahon 8214 Westchester Drive Suite 550 Dallas, Texas 75225 Telephone No. 214-520-9000 Email: dm@morancap.com II. Buyer's Counsel: Walls Landry Baker & Oliver PLLC 5910 N. Central Expressway, Suite 1560 Dallas, Texas 75206 Attn: Dan Walls Email: dwalls@wlbofirm.com III. Seller: SRT SF Retail I, LLC c/o L3 Capital, LLC 1 S. Wacker Dr., Suite 3210 Chicago, IL 60661 Attn: Matthew Schreiber and Handlin Duley Telephone No. (312) 878-4864 Email: matthew.schreiber@l3capital.com and handlin.duley@l3capital.com A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8 3.00

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 2 5376942.5 IV. Seller's Counsel: Elkins Kalt Weintraub Reuben Gartside LLP 10345 West Olympic Boulevard Los Angeles, California 90064 Attn: Scott M. Kalt and Nathan A. Sabzerou Telephone No. (310) 746-4402 Email: skalt@elkinskalt.com; nsabzerou@elkinskalt.com V. Broker: Colliers International representing Seller (the “Broker”). VI. Escrow Holder: Chicago Title Insurance Company (“Escrow Holder”) 725 South Figueroa Street, Suite 200 Los Angeles, California 90017 Attn: Terri Gervasi Email: terri.gervasi@ctt.com VII. Title Company: Chicago Title Insurance Company (“Title Company”) 725 South Figueroa Street, Suite 200 Los Angeles, California 90017 Attn: Mike Slinger Email: mike.slinger@ctt.com VIII. Purchase Price: Three Hundred Eighty-Six Thousand and No/100 Dollars ($386,000.00) (the "Purchase Price"). IX. Deposit: Thirty Thousand and No/100s Dollars ($30,000.00) (together with interest thereon while held in Escrow, the "Deposit"), payable in accordance with Paragraph 3.1 below. X. Contingency Date: 5:00 p.m. Pacific Standard time on the date which is thirty-five (35) days following the Execution Date (the "Contingency Date"). XI. Closing Date: The date which is thirty (30) days following the Contingency Date (the "Closing Date"). A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 3 5376942.5 Agreement NOW, THEREFORE, incorporating the foregoing recitals, and in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Seller and Buyer agree that the terms and conditions of this Agreement and the instructions to Escrow Holder, with regard to the escrow ("Escrow") created pursuant hereto are as follows: 1. Purchase and Sale. Seller agrees to sell the Property to Buyer, and Buyer agrees to purchase the Property from Seller, upon the terms and conditions set forth in this Agreement. 2. Reserved. 3. Payment of Purchase Price. The Purchase Price for the Property shall be paid by Buyer as set forth below in this Paragraph 3. 3.1 Deposit. Within two (2) business days after the Opening of Escrow, Buyer shall deposit or cause to be deposited with Escrow Holder the Deposit. Escrow Holder shall immediately invest the Deposit in a federally-insured, interest-bearing account. Any interest earned on the Deposit shall be added to and constitute a portion of the “Deposit” for all purposes under the terms of this Agreement. If this Agreement has not been previously terminated by Buyer by delivery to Seller and Escrow Holder of a written notice of termination in accordance with the terms hereof prior to 5:00 p.m. Pacific time on the Contingency Date, then on or before 5:00 p.m. Pacific time on the Contingency Date, the Deposit shall not be refundable unless the transaction contemplated by this Agreement is not consummated as the result of Seller's default or the failure of an express condition precedent set forth in Paragraph 7.4 or 7.5 below. Upon the Close of Escrow (as defined below in Paragraph 4.2), the Deposit (and any interest earned on the Deposit) shall be credited toward payment of the Purchase Price. Notwithstanding any provision set forth in this Agreement, One Hundred Dollars ($100.00) of the Deposit shall be non-refundable in all events (other than Seller's default) and shall be paid to Seller in the event that this Agreement is terminated (other than due to Seller's default) at any time prior to the Close of Escrow (the "Independent Consideration"). The Independent Consideration shall be applicable to the Purchase Price at Closing (as defined below). 3.2 Cash Balance. No later than 11:00 a.m. Pacific time on the Closing Date, Buyer shall deposit or cause to be deposited, with Escrow Holder, in immediately available funds, the balance of the Purchase Price, and such other funds as may be necessary in accordance with the terms hereof to pay for Buyer's share of closing costs and charges set forth in Paragraph 10 below and Buyer's share of prorations set forth on the Proration and Expense Schedule (as defined below in Paragraph 11) payable pursuant to this Agreement. 3.3 Assumption of Obligations. As additional consideration for the purchase and sale of the Property, at Closing Buyer will: (a) assume and perform all of the covenants and obligations of Seller, Seller's predecessors in title and Seller's affiliates (i) pursuant to the contracts and any leases of tenants at the Property, including without limitation, those relating to any tenant deposits, to the extent arising on or after the Closing Date and (ii) pursuant to any leases of tenants at the Property regarding the physical, environmental or legal compliance status of the Property, whether arising before, on or after the Closing Date; and (b) assume and agree to discharge, perform and comply with each and every liability, duty, covenant, debt or obligation of Seller or any of its affiliates (i) resulting from, arising out of, or in any way related to the Materials (as defined below), past, present or future, known or unknown, and (ii) resulting from, arising out of, or in any way related to any licenses and permits, approvals, applications, certificates of occupancy, dedications, subdivision maps and entitlements now or hereafter issued, approved or granted by any governmental entity in connection with the Property and arising on or after the Closing Date. Buyer A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 4 5376942.5 hereby indemnifies and holds Seller harmless from and against any and all claims, liens, damages, demands, causes of action, liabilities, lawsuits, judgments, losses, costs and expenses (including but not limited to attorneys' fees and expenses) (collectively, “Claims”) asserted against or incurred by Seller and arising out of the failure of Buyer to perform its obligations pursuant to this Paragraph 3.3; provided, further, that Seller shall have no obligation to indemnify Buyer for any costs or expenses incurred by Buyer in its performance of its obligations pursuant to this Paragraph 3.3. The provisions of this Paragraph 3.3 shall survive the Closing without limitation. 4. Escrow. 4.1 Opening of Escrow. For the purposes of this Agreement, the Escrow shall be deemed opened ("Opening of Escrow") on the date Escrow Holder receives an original or electronic copy of this Agreement fully executed by Buyer and Seller, which shall occur no later than within two (2) business days after this Agreement is executed and delivered by the parties. Escrow Holder shall promptly notify Buyer and Seller in writing of the Opening of Escrow. Buyer and Seller agree to execute, deliver and be bound by any reasonable or customary supplemental escrow instructions or other instruments reasonably required by Escrow Holder to consummate the transaction contemplated by this Agreement; provided, however, that no such instruments shall be inconsistent or in conflict with, amend or supersede any portion of this Agreement. If there is any conflict or inconsistency between the terms of such instruments and the terms of this Agreement, then the terms of this Agreement shall control. Pursuant to Section 6045(e) of the Internal Revenue Code of 1986, as amended, Escrow Holder shall be designated the "Reporting Person" hereunder and shall be solely responsible for complying with the Tax Reform Act of 1986, as amended, with regard to reporting all settlement information to the Internal Revenue Service. 4.2 Close of Escrow. The Closing shall occur on the Closing Date. For purposes of this Agreement, the "Close of Escrow" or the "Closing" shall be the date that the Deed (as defined below in Paragraph 9.1.1) is recorded in the Official Records of the County (the "Official Records") or, if earlier, the date that the Title Company (as defined below) is irrevocably committed to issue the Title Policy (as defined below). Unless changed in writing by Buyer and Seller, the Close of Escrow shall occur on the Closing Date. 5. Condition of Title. Title to the Property shall be conveyed to Buyer by the Deed subject to the following approved conditions of title (collectively, the "Approved Title Conditions"). 5.1 Taxes. A lien to secure payment of real estate taxes not yet due and payable and a lien for any assessments not delinquent. 5.2 Approved Matters. Matters affecting the Property created by or with the written consent of Buyer or any affiliates thereof. 5.3 Additional Matters. Exceptions that are disclosed by the Report (as defined below in Paragraph 7.1) or any updates thereto and that are approved or deemed approved by Buyer in accordance with the terms of Paragraph 7.1 and matters set forth in the Deed. 5.4 Survey Matters. All matters that would be revealed or disclosed in an accurate survey or inspection of the Property. 5.5 Tenants. Interests of tenants in possession under leases, if any (respectively, the “Tenants” and “Leases”). A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5 5376942.5 5.6 Laws. All laws, ordinances, rules, regulations and restrictions affecting the Property. 6. Buyer's Title Insurance. At the Close of Escrow, the Title Company shall issue to Buyer its standard Owner's Policy of Title Insurance ("Title Policy") in the amount of the Purchase Price showing title to the Property vested in Buyer and subject to the Approved Title Conditions. Buyer shall have the right, at its sole expense, to request and obtain an ALTA extended coverage policy of title insurance, provided that such additional coverage shall not be a condition precedent to, or otherwise excuse or delay any of, Buyer's obligations under this Agreement. Buyer shall have sole responsibility for obtaining, and bearing the cost of, any survey required by the Title Company or desired by Buyer. 7. Conditions Precedent to the Close of Escrow for the Benefit of Buyer. The Close of Escrow and Buyer's obligation to consummate the transaction contemplated by this Agreement are subject to the timely satisfaction or written waiver of the following conditions precedent for Buyer's benefit by the dates designated below: 7.1 Title. Buyer shall have approved the legal description of the Property and any matters of title disclosed by the following documents (collectively, the "Title Documents") prepared and delivered to Buyer by the Title Company: (a) a standard preliminary title report prepared and issued by the Title Company with respect to the Property (the "Report"); and (b) copies of all recorded documents referred to in the Report. Seller shall endeavor to deliver to Buyer the Title Documents within five (5) business days after the Execution Date. Buyer shall have until 5:00 p.m. Pacific time on the date which is seven (7) days prior to the Contingency Date to deliver to Seller written notice ("Buyer's Title Notice") of Buyer's disapproval or conditional approval of any matters shown in or disclosed by the Title Documents. Buyer's failure to timely deliver Buyer's Title Notice shall be deemed to constitute Buyer's approval of all matters of title. If Buyer timely delivers to Seller Buyer's Title Notice, then Seller shall have the right, but not the obligation, to indicate which matters, if any, identified in Buyer's Title Notice will be satisfied or cured (and the manner in which such matters will be satisfied or cured) by the Closing Date by delivering written notice thereof to Buyer ("Seller's Title Notice") within five (5) business days after Seller's receipt of Buyer's Title Notice. Seller's failure to deliver Seller's Title Notice shall be deemed to constitute Seller's election not to satisfy or cure any of the matters set forth in Buyer's Title Notice. Buyer shall have until the Contingency Date to either (y) deliver written notice to Seller approving Seller's Title Notice (or deemed notice), in which case Seller shall satisfy or cure, as applicable, the matters set forth in Seller's Title Notice in the manner set forth therein, if applicable, and the matters set forth in Buyer's Title Notice which are not addressed in Seller's Title Notice shall be deemed to constitute Approved Title Conditions, or (z) disapprove Seller's Title Notice (or deemed notice), in which case this Agreement shall terminate, Escrow Holder shall promptly refund the Deposit (less the Independent Consideration and any title and escrow cancellation charges) and neither party hereunder shall have any further obligations or liabilities under this Agreement, except as specifically set forth herein. If Seller in its sole discretion elects to cure any matters set forth in Buyer's Title Notice, Seller shall have until the Closing Date to do so, provided failure to do so shall in no way be deemed a default by Seller hereunder. If such cure cannot be accomplished within such time, and Buyer has not waived its objections by the Closing Date, this Agreement shall terminate, the Deposit shall be returned to Buyer and neither party shall have any further obligations under this Agreement except as specifically set forth in this Agreement. Buyer's failure to timely notify Seller in writing on or before 5:00 p.m. (Pacific time) on the Contingency Date of its disapproval of any matters set forth in Seller's Title Notice (or deemed notice) shall be deemed Buyer's election to waive its title objections. 7.2 Physical Inspections and Studies. Subject to Paragraph 14 below, Buyer shall have the right to approve or disapprove, in Buyer's sole discretion, the results of Buyer's inspections, investigations, tests and studies, including, without limitation, investigations with regard to zoning, building codes and other governmental regulations, architectural inspections, engineering tests, and soils, seismic A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 6 5376942.5 and geologic reports with respect to the land on which the Property is located, inspections of all or any portion of the Property (including, without limitation, structural, mechanical and electrical systems, roofs, pavement, landscaping and public utilities), and any other physical inspections and/or investigations (collectively, the "Tests") as Buyer may elect to make or obtain in accordance with the terms of this Agreement by delivering written notice thereof to Seller and Escrow Holder on or before 5:00 p.m. Pacific time on the Contingency Date. Buyer's timely notice of disapproval of any of the Tests shall constitute Buyer's election to terminate this Agreement. Buyer's failure to timely disapprove the results of the Tests shall be deemed to constitute Buyer's approval thereof and waiver of this condition. 7.3 Review and Approval of Materials. Prior to 5:00 p.m. Pacific time on Contingency Date, Buyer may, on at least one (1) business days' notice to Seller, review any documents (other than the Excluded Materials [as defined below]) relating to the physical or environmental condition of the Property, any leases for tenants occupying the Property, and service contracts for the Property, that are located at Seller's offices or at the offices of Seller's property manager for the Property (such documents available for Buyer's review that are located at the offices of Seller or at the offices of Seller's property manager, are collectively referred to as the "Materials"). Seller makes no representations or warranties of any kind whatsoever to Buyer as to the accuracy or completeness of the content of the Materials or any other information delivered to or made available to Buyer pursuant to this Agreement, and Seller shall not have any liability or responsibility to Buyer with respect to the accuracy or completeness of any of the Materials or other information or based upon or arising out of any use Buyer may make of the Materials or other information. Buyer shall have the right to approve or disapprove the Materials in Buyer's sole discretion by delivering written notice thereof to Seller on or before 5:00 p.m. Pacific time on the Contingency Date, and, if Buyer disapproves of any such Materials (or if Buyer otherwise determines that the Property is not suitable for Buyer, in Buyer’s sole discretion, for any reason or no reason), Buyer may terminate this Agreement by written notice to Seller and the Escrow Holder on or before 5:00 p.m. Pacific time on the Contingency Date. Buyer's failure to timely disapprove the Materials shall be deemed to constitute Buyer's approval thereof and waiver of this condition. For purposes of this Agreement, the term "Excluded Materials" shall mean any appraisals, internal reports, valuations, other offers or agreements relating to the acquisition or sale of the Property, economic evaluations of the Property, documents pertaining to Seller's entity, reports regarding the Property prepared by Seller or any affiliate of Seller for the internal use or for the information of the investors in Seller, and any other proprietary information not relating to the physical condition of the Property. Buyer acknowledges that it has no right to review any of the Excluded Materials. Further, within five (5) business day of the Opening of Escrow, Seller shall make available to Buyer via virtual data room or other electronic format the Materials listed on Schedule 7.3 attached to this Agreement and incorporated herein, but only to the extent that such Materials relate to the Property, do not constitute Excluded Materials, and are in the possession or control of Seller or its property manager. 7.4 Tenant Estoppel Certificates; Condo Association Estoppels. Following the Opening of Escrow and continuing until the Close of Escrow, Seller shall use commercially reasonable efforts to obtain for the benefit of Buyer and any lender of Buyer estoppel certificates from the existing Tenants of the Property ("Tenant Estoppel Certificates") prior to the Closing Date. The Tenant Estoppel Certificates shall be substantially in the form of Exhibit F or in such other form which a particular tenant is required to execute pursuant to its Lease. Seller shall also use commercially reasonable efforts to obtain for the benefit of Buyer and any lender of Buyer an estoppel certificate from the Condo Association (as defined in Schedule 7.3) certifying that the Declaration(s) (as defined in Schedule 7.3) are unmodified and in full force and effect, that there are no uncured events of default with respect to the Property under the Declarations, the amount of any current general assessments and planned special assessments with respect to the Property (if any), and that there are no amounts currently owing from Buyer to the Association (an “Association Estoppel Certificate”). Notwithstanding anything to the contrary contained in this Agreement, Seller shall not be in default of this Agreement for failing to obtain the Tenant Estoppel A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 7 5376942.5 Certificates or the Association Estoppel Certificates, and receipt of the Tenant Estoppel Certificates and/or the Association Estoppel Certificates shall in no event be a condition precedent to Close of Escrow. 7.5 Representations and Warranties. Subject to any Representation Matters (as defined in Paragraph 13.1) discovered by Buyer or Seller, all representations and warranties of Seller contained in Paragraph 13.1 of this Agreement shall be true and correct in all material respects as of the date made and as of the Close of Escrow with the same effect as if those representations and warranties were made at and as of the Close of Escrow. 7.6 Covenants. By the Closing Date, Seller shall not be in material default in the performance of any material covenant or agreement to be performed by Seller under this Agreement. The conditions set forth in this Paragraph 7 are solely for the benefit of Buyer and may be waived only by Buyer. Buyer shall at all times have the right to waive any condition. Nothing contained in this Agreement shall require Seller to bring any suit or other proceeding or to pay any substantial sum, to satisfy any of such conditions. If any of the conditions in this Paragraph 7 is not timely satisfied or waived by Buyer, Buyer shall deliver written notice to Escrow Holder and Seller on or before the applicable date relating to such condition and describing the condition that has not been satisfied or waived, and unless such failure is due to a material default by Seller in which case the provisions of Paragraph 15 of this Agreement shall apply, Buyer shall have the right by such notice to terminate this Agreement and the Escrow. If Buyer timely terminates this Agreement in accordance with the foregoing, the Deposit (less the Independent Consideration), or such portion thereof that has theretofore been deposited by Buyer with Escrow Holder (less one-half of any escrow and title cancellation fees and costs) shall either be refunded to Buyer or paid over to Seller as provided herein, all documents deposited into Escrow shall be returned to the party depositing such documents, and neither party shall have any further rights or obligations under this Agreement, except for those rights or obligations which expressly survive the termination of this Agreement. If Buyer does not timely deliver notice of such failed conditions, Buyer shall be deemed to have waived the same. Buyer hereby acknowledges and agrees that, notwithstanding the failure of any condition or the breach of any obligation of Seller under this Agreement, the occurrence of the Closing shall constitute conclusive evidence that Seller has fully performed all of its obligations under this Agreement or that Buyer has waived any claim it may have with respect to the same. 8. Conditions Precedent to the Close of Escrow for the Benefit of Seller. The Close of Escrow and Seller's obligations with respect to the transaction contemplated by this Agreement are subject to the timely satisfaction or written waiver of the following conditions precedent for Seller's benefit by the dates designated below: 8.1 Buyer's Deliveries. Buyer shall have delivered to Escrow Holder the funds and documents described in and pursuant to Paragraph 9.2. 8.2 Representations and Warranties. All representations and warranties of Buyer contained in Paragraph 13.2 of this Agreement shall be true and correct in all material respects as of the date made and as of the Close of Escrow with the same effect as if those representations and warranties were made at and as of the Close of Escrow. 8.3 Covenants. By the Closing Date, Buyer shall not be in material default in the performance of any material covenant or agreement to be performed by Buyer under this Agreement. The conditions set forth in this Paragraph 8 are solely for the benefit of Seller and may be waived only by Seller. Seller shall at all times have the right to waive any condition. Any such waiver or waivers shall be in writing and shall be delivered to Buyer and Escrow Holder. If any of the conditions in A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 8 5376942.5 this Paragraph 8 is not satisfied or has not been so waived by Seller prior to the scheduled Closing Date, Seller shall deliver written notice to Buyer describing the condition that has not been satisfied or waived, and if such condition remains unsatisfied as of the scheduled Closing Date, then, subject to the provisions of Paragraph 15 of this Agreement, if applicable, Seller shall have the right to terminate this Agreement and the Escrow by written notice to Buyer and Escrow Holder. If Seller terminates this Agreement in accordance with the foregoing, the Deposit shall be paid over to Seller, all documents deposited into Escrow shall be returned to the party depositing such documents, and neither party shall have any further rights or obligations under this Agreement, except for those rights or obligations which expressly survive the termination of this Agreement. 9. Deliveries to Escrow Holder. 9.1 Deliveries by Seller. At least one (1) business day prior to the Closing Date, Seller shall deposit or cause to be deposited with Escrow Holder the following documents and instruments: 9.1.1 Deed. Seller shall deliver to Escrow Holder a grant deed in the form attached as Exhibit B, duly executed by Seller and acknowledged ("Deed"). 9.1.2 FIRPTA. Seller shall deliver to Escrow Holder a Transferor's Certification of Non-Foreign Status in the form attached as Exhibit C, duly executed by Seller and a California Form RE-593 duly executed by Seller (collectively, "FIRPTA Certificate"). 9.1.3 Lease Assignment. If applicable, Seller shall deliver to Escrow Holder four (4) original counterparts of an Assignment and Assumption of Leases in the form attached hereto as Exhibit D ("Lease Assignment"), duly executed by Seller. 9.1.4 General Assignment. Seller shall deliver to Escrow Holder four (4) original counterparts of a General Assignment and Bill of Sale in the form attached hereto as Exhibit E ("General Assignment"), duly executed by Seller. 9.1.5 Estoppel Certificates. To the extent received by and in the possession of Seller, Seller shall deliver to Escrow Holder original executed Tenant Estoppel Certificates and Association Estoppel Certificates. 9.2 Deliveries by Buyer. At least one (1) business day prior to the Closing Date (except for funds pursuant to Paragraph 9.2.1, which shall be deposited no later than 11:00 a.m. Pacific time on the Closing Date), Buyer shall deposit or cause to be deposited with Escrow Holder the following: 9.2.1 Funds. Buyer shall deliver to Escrow Holder funds which are to be applied toward payment of the Purchase Price in the amounts and at the times designated above in Paragraph 3 (as adjusted by the Proration and Expense Schedule). 9.2.2 Lease Assignment. Buyer shall deliver to Escrow Holder four (4) original counterparts of the Lease Assignment duly executed by Buyer. 9.2.3 General Assignment. Buyer shall deliver to Escrow Holder four (4) original counterparts of the General Assignment duly executed by Buyer. 9.2.4 PCOR. Buyer shall deliver to Escrow Holder a duly executed Preliminary Change in Ownership Report, in a form approved by the Title Company and Seller. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 9 5376942.5 10. Costs and Expenses. If the transaction contemplated by this Agreement is consummated, then Seller shall bear the following costs and expenses: (A) one-half (1/2) of Escrow Holder's fees; (B) documentary transfer taxes payable in connection with the recording of the Deed; (C) the premium for a ALTA standard coverage owner's policy of title insurance in the amount of the Purchase Price; and (D) Seller's share of prorations. If the transaction contemplated by this Agreement is consummated, then Buyer shall bear the following costs and expenses: (W) all costs of the Title Policy in excess of the portion of the premium described in (C) above, including any cost attributable to ALTA extended coverage, if any, the cost of any survey and the cost of any endorsements to the Title Policy; (X) all document recording charges; (Y) one-half (1/2) of Escrow Holder's fees; and (Z) Buyer's share of prorations. If, as a result of no fault of Buyer or Seller, Escrow fails to close, Seller shall bear the cost of the Report (if any), Buyer and Seller shall share equally all of Escrow Holder's fees and charges (other than the Report); however, if the transaction fails to close as the result of the default of either party, then such defaulting party shall bear all Escrow Holder's fees and expenses. Buyer shall bear all costs associated with its due diligence inspections regarding the Property. Subject to the provisions of Paragraph 18 below, each party shall bear the cost of its own attorneys and consultants. All other costs and expenses shall be allocated between Buyer and Seller in accordance with the customary practice of the City and County for transactions of this type. 11. Prorations. 11.1 All revenues and expenses relating to the Property, including without limitation, real property taxes and assessments, utility charges and the like, shall be prorated on an accrual basis as of the Close of Escrow; provided, however, rentals (if any) shall be prorated on a cash received basis. Such proration shall be made as of 12:01 A.M. (Pacific time) on the Closing Date (the "Proration Time"). If any rents under any of the leases for space at the Property shall be accrued and unpaid at the Closing Date, the rents collected by Buyer on or after the Closing Date shall first be applied to rents due at the time of such collection on or after the Closing Date, with the balance payable to the Seller to the extent of rents delinquent as of the Closing Date; provided that Buyer shall use commercially reasonable diligent efforts to collect any delinquent rents, but shall not be required to institute any proceeding or incur any material out-of-pocket costs to collect any rents accrued and unpaid on the Closing Date. Seller shall not be entitled to bring any actions or proceedings against any Tenant(s) for such delinquencies. If the parties are unable to obtain final meter readings from all applicable meters as of the Close of Escrow, such expenses shall be reasonably estimated as of the Close of Escrow on the basis of the prior operating history of the Property. All monthly prorations shall be calculated on actual days of the applicable month and all annual prorations shall be calculated based on a 365-day year. Not less than five (5) business days prior to the Close of Escrow, Seller and Buyer shall agree upon a schedule of expenses and prorations ("Proration and Expense Schedule"). If any prorations, apportionments or computations made under this Paragraph 11 shall require final adjustment because the information is unavailable at the Proration Time, then the parties shall make the appropriate adjustments promptly when accurate information becomes available and either party hereto shall be entitled to an adjustment to correct the same. Such adjustments shall be made as soon as complete and accurate information becomes available, but in all events no later than 180 days after the Closing. Any corrected adjustment or proration shall be paid promptly in cash to the party entitled thereto. 11.2 Seller shall pay over to or credit Buyer at Closing (i) any cash security deposits (together with any interest accrued thereon which inures to the benefit of Tenant pursuant to the terms of the applicable Lease) held by Seller pursuant to any Leases of Tenants at the Property, if any, (ii) any unpaid or unaccrued tenant improvement allowance or free rent concession owing to any Tenant(s) under the Lease(s), if any, and (iii) any brokerage commissions owing in connection with the Leases as of the Close of Escrow, if any. Notwithstanding the foregoing, subject to Section 21.2 below, all tenant improvement costs and allowances and all brokerage commissions and finders fees shall be prorated with respect to all leases and lease modifications entered into between the Execution Date and the Closing Date (if any, each being a “New Lease”) based on the portion of the lease term that pertains to periods on or after the Closing, A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 10 5376942.5 with Seller only being responsible for such costs multiplied by a fraction, the numerator of which is the number of days prior to the Closing that Seller has received rent from such tenant under the new lease or lease modification and the denominator of which is the total number of days in such new lease term, and Buyer being solely responsible for the balance of such costs. 11.3 Notwithstanding Paragraph 11.1 to the contrary, Tenant(s) (if any) may be obligated to pay, as additional rent, certain pass-throughs of operating and similar expenses pursuant to the terms of the applicable Lease(s) (collectively, “Additional Rents”), if any. As to any Additional Rents that are based on estimates and that are subject to adjustment or reconciliation pursuant to such Leases after the Closing Date, prior to the Close of Escrow, Seller shall provide Buyer with a summary (the “Stub Period Amounts Reconciliation”) of the amounts of Additional Rent collected by Seller and the applicable costs and expenses expended by Seller for the period from January 1, 2024 through and including the last day of the month in which the Closing Date occurs (the “Stub Period Amounts”); it being understood that certain Stub Period Amounts, if not based on actual amounts (such as certain operating expenses for the month in which the Closing Date occurs), may be reasonably estimated by Seller. Any amount shown to be owed by Seller to the Tenants of the Property under the Stub Period Amounts Reconciliation shall be credited to Buyer at the Closing, and any amounts shown to be owed to Seller by Tenants of the Property under the Stub Period Amounts Reconciliation shall be credited to Seller at the Closing. The obligations of the parties under this Paragraph 11 shall survive the Close of Escrow for nine (9) months and shall not merge with the Deed. 12. Disbursements and Other Actions by Escrow Holder. Upon the Close of Escrow, Escrow Holder shall promptly undertake all of the following in the manner and order set forth. 12.1 Disburse Funds. Escrow Holder shall credit all matters addressed in Paragraphs 3 and 10 and prorate all matters addressed in Paragraph 11 based upon the Proration and Expense Schedule and disburse the balance of the Purchase Price to Seller promptly upon the Close of Escrow and remaining funds, if any, to Buyer. 12.2 Recording. Escrow Holder shall cause the Deed, and any other documents which the parties hereto may mutually direct, to be recorded in the Official Records and obtain conformed copies thereof for distribution to Buyer and Seller. 12.3 Documents to Seller. Escrow Holder shall disburse to Seller two (2) originals of the Lease Assignment, two (2) originals of the General Assignment and one (1) conformed copy of the Deed. 12.4 Documents to Buyer. Escrow Holder shall deliver to Buyer the original FIRPTA Certificate executed by Seller, two (2) originals of the Lease Assignment, two (2) originals of the General Assignment, originals of any Tenant Estoppel Certificates, and one (1) conformed copy of the Deed. 12.5 Title Company. Escrow Holder shall direct the Title Company to issue the Title Policy to Buyer. 13. Representations and Warranties. 13.1 Seller's Representations and Warranties. In consideration of Buyer entering into this Agreement and as an inducement to Buyer to buy the Property, Seller makes the following representations and warranties, each of which is material and is being relied upon by Buyer (and the truth and accuracy of which shall constitute a condition precedent to Buyer's obligations hereunder). The phrase A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 11 5376942.5 "to Seller's knowledge" used herein, shall mean the actual, then current knowledge of Matthew Schreiber without any undertaking or duty to undertake any independent investigation or inquiry and shall not include any facts that are known or that become known to Buyer or Buyer's agents, employees, contractors, attorneys or representatives. In no event shall Matthew Schreiber have any personal liability under this Agreement. 13.1.1 Formation, Existence, Power. Seller is duly formed and in existence in the jurisdiction of its formation and is qualified to do business in the jurisdiction in which the Property is located; Seller has the legal power, right and authority to enter into this Agreement and the instruments referenced herein, and to consummate the transaction contemplated by this Agreement. 13.1.2 Requisite Action. All requisite action (corporate, trust, partnership or otherwise) has been taken by Seller in connection with entering into this Agreement, the instruments referenced herein, and the consummation of the transaction contemplated by this Agreement. No consent of any partner, shareholder, trustee, trustor, beneficiary, creditor, investor, judicial or administrative body, governmental authority or other party is required for Seller to consummate the transaction contemplated by this Agreement. 13.1.3 Individual Authority. The individuals executing this Agreement and the instruments referenced herein on behalf of Seller and the partners of Seller, if any, have the legal power, right, and actual authority to bind Seller to the terms and conditions hereof and thereof. 13.1.4 No Conflict. Neither the execution and delivery of this Agreement and the documents and instruments referenced herein, nor the occurrence of the obligations set forth herein, nor the consummation of the transaction contemplated herein, nor compliance with the terms of this Agreement and the documents and instruments referenced herein conflict with or result in the material breach of any terms, conditions or provisions of, or constitute a default under, any bond, note, or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan, partnership agreement, lease or other agreement or instrument to which Seller is a party or affecting the Property. 13.1.5 Bankruptcy. Seller has not (a) commenced a voluntary case, or had entered against it a petition, for relief under any federal bankruptcy act or any similar petition, order or decree under any federal or state law or statute relative to bankruptcy, insolvency or other relief for debtors, (b) caused, suffered or consented to the appointment of a receiver, trustee, administrator, conservator, liquidator, or similar official in any federal, state, or foreign judicial or non-judicial proceeding, to hold, administer and/or liquidate all or substantially all of its assets, or (c) made an assignment for the benefit of creditors. 13.1.6 Leases; Rent Roll. To Seller’s knowledge, Seller has delivered to Buyer true and complete copies of all Leases (including any amendments or modifications thereto), if any, and there are no Leases or tenants or other persons or entities with rights to the Property, except for Lease(s) that have been delivered to Buyer in accordance with Paragraph 7.3 above. The Rent Roll delivered to Buyer pursuant to Paragraph 7.3 above is accurate with respect to each Lease. Except as disclosed in the Rent Roll, there are no unaccrued free rent periods or tenant improvement allowances or other cash concessions owing to any Tenant. Seller has not received any notice of any uncured event of default under a Lease, and no commissions are owing with respect to any existing Lease (excluding any New Leases), except for commission that will be paid by Seller as of the Close of Escrow, if any. 13.1.7 Violations. No written notice has been served on or delivered to Seller from any entity, governmental body or individual claiming any violation of any statutes and laws by Seller which violation remains uncured. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 12 5376942.5 13.1.8 Litigation; Condemnation. Seller has not received written notice that there are pending or threatened condemnation, eminent domain, litigation or similar proceedings involving all or any portion of the Property. The representations and warranties of Seller set forth in this Paragraph 13.1 shall survive the Close of Escrow for a period of six (6) months, but not thereafter, it being the intention of the parties that all suits or actions for breach of any such representations and warranties must be commenced, if at all, within said six (6) months of the Close of Escrow or they shall be forever barred. Notwithstanding the foregoing, if, prior to the Closing Date, Buyer or Seller should learn, discover or become aware of any existing or new item, fact or circumstance which renders a representation or warranty of Seller set forth herein incorrect or untrue in any material respect (collectively, the "Representation Matter"), then the party who has learned, discovered or become aware of such Representation Matter shall promptly give written notice thereof to the other party and Seller's representations and warranties shall be automatically limited to account for the Representation Matter. If, prior to the Closing Date, Buyer discovers or is notified of a Representation Matter that has a material, adverse impact on the value of the Property, then, subject to Paragraph 15.2 (if applicable), Buyer shall have the right, as its sole remedy to terminate this Agreement and obtain a refund of the Deposit (less the Independent Consideration) by providing written notice thereof to Seller no later than five (5) business days after Buyer learns or is notified of such Representation Matter; provided, however, Buyer shall have no right to terminate this Agreement for any Representation Matter arising from a change in circumstances that is either (a) outside of the control of Seller or (b) otherwise permitted under this Agreement. Upon such termination, neither party hereunder shall have any further obligations or liabilities under this Agreement except as specifically set forth herein. If Buyer does not timely terminate this Agreement, then Seller's representations and warranties shall be automatically limited to account for the Representation Matter, Buyer shall be deemed to have waived Buyer's right to pursue any remedy for breach of the representation or warranty made untrue on account of such Representation Matter, and the parties shall proceed to the Close of Escrow. 13.2 Buyer's Representations and Warranties. In consideration of Seller entering into this Agreement and as an inducement to Seller to sell the Property, Buyer makes the following representations and warranties, each of which is material and is being relied upon by Seller (and the truth and accuracy of which shall constitute a condition precedent to Seller's obligations hereunder). 13.2.1 Power. Buyer has the legal power, right and authority to enter into this Agreement and the instruments referenced herein, and to consummate the transaction contemplated by this Agreement. 13.2.2 Requisite Action. All requisite action (corporate, trust, partnership or otherwise) has been taken by Buyer in connection with entering into this Agreement and the instruments referenced herein; and, by the Close of Escrow all such necessary action will have been taken to authorize the consummation of the transaction contemplated by this Agreement. By the Close of Escrow no additional consent of any partner, shareholder, trustee, trustor, beneficiary, creditor, investor, judicial or administrative body, governmental authority or other party shall be required for Buyer to consummate the transaction contemplated by this Agreement. 13.2.3 Individual Authority. The individuals executing this Agreement and the instruments referenced herein on behalf of Buyer have the legal power, right, and actual authority to bind Buyer to the terms and conditions hereof and thereof. 13.2.4 No Conflict. Neither the execution and delivery of this Agreement and the documents and instruments referenced herein, nor the occurrence of the obligations set forth herein, nor the consummation of the transaction contemplated herein, nor compliance with the terms of this Agreement A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 13 5376942.5 and the documents and instruments referenced herein conflict with or result in the material breach of any terms, conditions or provisions of, or constitute a default under, any bond, note, or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan, partnership agreement, lease or other agreement or instrument to which Buyer is a party. 13.2.5 Bankruptcy. Buyer has not (a) commenced a voluntary case, or had entered against it a petition, for relief under any federal bankruptcy act or any similar petition, order or decree under any federal or state law or statute relative to bankruptcy, insolvency or other relief for debtors, (b) caused, suffered or consented to the appointment of a receiver, trustee, administrator, conservator, liquidator, or similar official in any federal, state, or foreign judicial or non-judicial proceeding, to hold, administer and/or liquidate all or substantially all of its assets, or (c) made an assignment for the benefit of creditors. 13.2.6 Prohibited Persons and Transactions. Neither Buyer nor any of its affiliates, nor any of their respective members, and none of their respective officers or directors is, nor prior to Closing or the earlier termination of this Agreement, will they become, a person or entity with whom U.S. persons or entities are restricted from doing business under regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury (including those named on OFAC’s Specially Designated Blocked Persons List) or under any U.S. statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism) or other governmental action and is not and prior to Closing or the earlier termination of this Agreement will not engage in any dealings or transactions with or be otherwise associated with such persons or entities. 13.3 As-Is/Release. AS A MATERIAL INDUCEMENT TO THE EXECUTION AND DELIVERY OF THIS AGREEMENT BY SELLER AND THE PERFORMANCE BY SELLER OF ITS DUTIES AND OBLIGATIONS HEREUNDER, BUYER DOES HEREBY ACKNOWLEDGE, REPRESENT, WARRANT AND AGREE, TO AND WITH THE SELLER, THAT, (A) EXCEPT AS EXPRESSLY SET FORTH IN PARAGRAPH 13.1 AND FOR THE DURATION THEREOF, BUYER IS PURCHASING THE PROPERTY IN AN "AS-IS" AND “WHERE IS” CONDITION, WITH ALL FAULTS, AS OF THE DATE OF THE CLOSE OF ESCROW WITH RESPECT TO ANY FACTS, CIRCUMSTANCES, CONDITIONS AND DEFECTS; (B) SELLER HAS NO OBLIGATION TO REPAIR OR CORRECT ANY SUCH FACTS, CIRCUMSTANCES, CONDITIONS OR DEFECTS OR COMPENSATE BUYER FOR SAME; (C) BY THE CLOSE OF ESCROW, BUYER SHALL HAVE UNDERTAKEN ALL SUCH PHYSICAL INSPECTIONS AND EXAMINATIONS OF THE PROPERTY AS BUYER DEEMS NECESSARY OR APPROPRIATE UNDER THE CIRCUMSTANCES, AND THAT BASED UPON SAME, BUYER IS AND WILL BE RELYING STRICTLY AND SOLELY UPON SUCH INSPECTIONS AND EXAMINATIONS AND THE ADVICE AND COUNSEL OF ITS AGENTS AND OFFICERS (AND NOT UPON ANY REPRESENTATIONS OR WARRANTIES OF SELLER), AND BUYER IS AND WILL BE FULLY SATISFIED THAT THE PURCHASE PRICE IS FAIR AND ADEQUATE CONSIDERATION FOR THE PROPERTY; (D) EXCEPT AS EXPRESSLY SET FORTH IN PARAGRAPH 13.1 AND FOR THE DURATION THEREOF, SELLER IS NOT MAKING AND HAS NOT MADE ANY WARRANTY OR REPRESENTATION WITH RESPECT TO ALL OR ANY PART OF THE PROPERTY (INCLUDING, BUT NOT LIMITED TO, ANY MATTERS CONTAINED IN DOCUMENTS MADE AVAILABLE OR DELIVERED TO BUYER IN CONNECTION WITH THIS AGREEMENT), AND ANY WARRANTY OR REPRESENTATION MADE IN PARAGRAPH 13.1 HAS NOT BEEN MADE AS AN INDUCEMENT TO BUYER TO ENTER INTO THIS ESCROW AND THEREAFTER TO PURCHASE THE PROPERTY OR FOR ANY OTHER PURPOSE; (E) IN FURTHERANCE OF, AND NOT IN LIMITATION OF, THE FOREGOING, SELLER HAS AND HEREBY SPECIFICALLY DISCLAIMS, AND NEITHER IT NOR ANY OTHER PERSON IS MAKING, ANY REPRESENTATION, A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 14 5376942.5 WARRANTY, ASSURANCE , PROMISE, COVENANT, AGREEMENT OR GUARANTY WHATSOEVER TO BUYER AND NO WARRANTIES, REPRESENTATIONS, ASSURANCES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTEES OF ANY KIND OR CHARACTER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, ARE MADE BY SELLER OR RELIED UPON BY BUYER WITH RESPECT TO THE PROPERTY (OR ANY PORTION THEREOF), THE STATUS OF TITLE TO OR THE MAINTENANCE, REPAIR, CONDITION, DESIGN, LEASING OR MARKETABILITY OF THE PROPERTY, OR ANY PORTION THEREOF; (F) THE FOREGOING DISCLAIMERS OF REPRESENTATIONS, WARRANTIES, ASSURANCES, PROMISES, COVENANTS, AGREEMENTS AND GUARANTEES INCLUDE, BUT ARE NOT LIMITED TO, DISCLAIMERS IN CONNECTION WITH, AND/OR WITH RESPECT TO, THE FOLLOWING MATTERS (ALL OF WHICH ARE HEREBY SPECIFICALLY DISCLAIMED BY SELLER, AND ALL OF WHICH BUYER HEREBY ACKNOWLEDGES IT IS NOT RELYING UPON): (I) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY OR MARKETABILITY, (II) ANY IMPLIED OR EXPRESS WARRANTY OF HABITABILITY OR FITNESS FOR A PARTICULAR PURPOSE, (III) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, (IV) ANY RIGHTS OF BUYER UNDER APPROPRIATE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION, (V) ANY CLAIM BY BUYER FOR DAMAGES BECAUSE OF DEFECTS, WHETHER KNOWN OR UNKNOWN, NOW OR HEREAFTER EXISTING, WITH RESPECT TO THE PROPERTY OR THE PERSONAL PROPERTY RELATING TO THE PROPERTY, (VI) THE FINANCIAL CONDITION OR PROSPECTS OF THE PROPERTY AND, (VII) LEASES OR OCCUPANCY AGREEMENTS WITH RESPECT TO THE PROPERTY OR THE ABILITY TO LEASE THE PROPERTY OR ANY PORTION THEREOF, (VIII) THE COMPLIANCE OR LACK THEREOF OF THE PROPERTY OR ANY PORTION THEREOF (OR THE OPERATION THEREOF) WITH GOVERNMENTAL OR QUASI-GOVERNMENTAL LAWS, RULES, ORDINANCES OR REGULATIONS (INCLUDING, WITHOUT LIMITATION, ANY ZONING LAWS, ORDINANCES OR REQUIREMENTS), (IX) THE NATURE, QUALITY OR PHYSICAL CONDITION OF THE PROPERTY, (X) THE CONSTRUCTION OF THE PROPERTY OR WHETHER THERE EXISTS ANY CONSTRUCTION DEFECTS THEREIN, (XI) THE WATER, SOIL AND GEOLOGY OF THE PROPERTY OR RELATING THERETO, (XII) THE INCOME TO BE DERIVED FROM THE PROPERTY, (XIII) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH BUYER MAY CONDUCT THEREON, (XIV) THE COMPLIANCE OF OR BY THE PROPERTY (OR THE OPERATION THEREOF) WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY OTHER BODY HAVING JURISDICTION THEREOVER, (XV) THE STATUS OR CONDITION OF ENTITLEMENTS PERTAINING TO THE PROPERTY, (XVI) ANY MATTER REGARDING TERMITES OR WASTES, AS DEFINED BY THE U.S. ENVIRONMENTAL PROTECTION AGENCY REGULATIONS AT 40 C.F.R., (XV) ANY MATTERS RELATING TO HAZARDOUS MATERIALS, HAZARDOUS SUBSTANCES OR ENVIRONMENTAL LAWS, RULES, REGULATIONS OR REQUIREMENTS, AND (XVI) THE ADEQUACY OF PARKING IN CONNECTION WITH THE PROPERTY, AND (G) BY REASON OF ALL OF THE FOREGOING, BUYER SHALL ASSUME THE FULL RISK OF ANY LOSS OR DAMAGE OCCASIONED BY ANY FACT, CIRCUMSTANCE, CONDITION OR DEFECT PERTAINING TO THE PROPERTY, INCLUDING WITHOUT LIMITATION THE PRESENCE OF ANY ASBESTOS CONTAINING MATERIAL, HAZARDOUS, TOXIC OR RADIOACTIVE WASTE, SUBSTANCE OR MATERIALS IN, ON, UNDER OR ABOUT THE PROPERTY, AND BUYER HEREBY EXPRESSLY AND UNCONDITIONALLY WAIVES AND RELEASES SELLER AND ALL OF ITS PARENTS, SUBSIDIARIES, AFFILIATES AND PARTNERSHIPS, OFFICERS, DIRECTORS, PROPERTY MANAGERS, ASSET MANAGERS, MANAGERS, SHAREHOLDERS, PARTNERS, MEMBERS, REPRESENTATIVES, AGENTS AND EMPLOYEES, AND THEIR RESPECTIVE SUCCESSORS, HEIRS AND ASSIGNS AND EACH OF THEM (INDIVIDUALLY AND COLLECTIVELY, THE "RELEASED PARTIES") FROM ANY AND ALL RIGHTS AND CLAIMS AGAINST SELLER AND/OR THE RELEASED PARTIES WITH RESPECT TO THE PROPERTY OR MATTERS A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 15 5376942.5 RELATING TO THE PROPERTY (INCLUDING WITHOUT LIMITATION (I) THE CONDITION, VALUATION, MARKETABILITY OR UTILITY OF THE PROPERTY, (II) IN CONNECTION WITH ANY LEASES OR OCCUPANCY AGREEMENTS RELATING TO THE PROPERTY, (III) ANY RIGHTS OF BUYER UNDER THE STATE OR FEDERAL COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT, AS AMENDED FROM TIME TO TIME, ANY OTHER ENVIRONMENTAL OR HAZARDOUS MATERIAL LAWS OR OTHER SIMILAR LAWS, (IV) IN CONNECTION WITH LATENT, PATENT, ALLEGED OR ACTUAL DESIGN OR CONSTRUCTION DEFICIENCIES OR DEFECTS (WHETHER RESULTING FROM ANY ACTS OR OMISSIONS OF SELLER, ANY SELLER PARTY, ANY PRIOR OWNER OF ALL OR ANY PORTION OF THE PROPERTY, OR ANY OTHER PARTY), AND (VI) ANY OTHER MATTERS REFERENCED IN THIS PARAGRAPH 13.3). BUYER ACKNOWLEDGES AND AGREES THAT THE FOREGOING WAIVER AND RELEASE INCLUDES ALL RIGHTS AND CLAIMS OF BUYER (AND ANY PERSON OR ENTITY CLAIMING BY, OR THROUGH, BUYER) AGAINST SELLER AND/OR ANY OTHER RELEASED PARTIES PERTAINING TO THE PROPERTY, WHETHER HERETOFORE OR NOW EXISTING OR HEREAFTER ARISING, OR WHICH COULD, MIGHT, OR MAY BE CLAIMED TO EXIST, OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, LIQUIDATED OR UNLIQUIDATED, EACH AS THOUGH FULLY SET FORTH HEREIN AT LENGTH, WHICH IN ANY WAY ARISE OUT OF, OR ARE CONNECTED WITH, OR RELATE TO, THE PROPERTY. THIS RELEASE INCLUDES CLAIMS OF WHICH BUYER IS PRESENTLY UNAWARE OF WHICH BUYER DOES NOT PRESENTLY SUSPECT TO EXIST WHICH, IF KNOWN BY BUYER, WOULD MATERIALLY AFFECT BUYER'S RELEASE TO SELLER AND/OR THE OTHER RELEASED PARTIES. IN CONNECTION AND TO THE EXTENT PERMITTED BY LAW, BUYER HEREBY AGREES, REPRESENTS AND WARRANTS THAT BUYER REALIZES AND ACKNOWLEDGES THAT FACTUAL MATTERS NOW UNKNOWN TO IT MAY HAVE GIVEN OR MAY HEREAFTER GIVE RISE TO CAUSES OF ACTION, CLAIMS, DEMANDS, DEBTS, CONTROVERSIES, DAMAGES, COSTS, LOSSES AND EXPENSES WHICH ARE PRESENTLY UNKNOWN, UNANTICIPATED AND UNSUSPECTED, AND BUYER FURTHER AGREES, REPRESENTS AND WARRANTS THAT THE WAIVERS AND RELEASES HEREIN HAVE BEEN NEGOTIATED AND AGREED UPON IN LIGHT OF THAT REALIZATION AND THAT BUYER NEVERTHELESS HEREBY INTENDS TO RELEASE, DISCHARGE AND ACQUIT SELLER AND THE OTHER RELEASED PARTIES FROM ANY SUCH UNKNOWN CAUSES OF ACTION, CLAIMS, DEMANDS, DEBTS, CONTROVERSIES, DAMAGES, COSTS, LOSSES AND EXPENSES. THE FOREGOING WAIVERS AND RELEASES BY BUYER SHALL SURVIVE (A) THE CLOSING AND THE RECORDATION OF THE DEED, AND SHALL NOT BE DEEMED MERGED INTO THE DEED UPON ITS RECORDATION, AND/OR (B) ANY TERMINATION OF THIS AGREEMENT. NOTWITHSTANDING ANY OF THE FOREGOING TO THE CONTRARY, BUYER HAS NOT RELEASED SELLER FOR ANY ACTUAL FRAUD COMMITTED BY SELLER AND UNKNOWN TO BUYER AS OF THE CLOSE OF ESCROW. BUYER EXPRESSLY WAIVES THE BENEFITS OF SECTION 1542 OF THE CALIFORNIA CIVIL CODE, WHICH PROVIDES AS FOLLOWS: "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, AND THAT, IF KNOWN BY HIM OR HER WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY." BUYER'S INITIALS A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 16 5376942.5 14. Access. Provided that Buyer is not in default of its obligations under this Agreement, then from and after the Opening of Escrow through the earlier of the termination of this Agreement or the Closing Date, Buyer, its agents, consultants, contractors and subcontractors shall have the right, at reasonable times upon at least 48 hours prior written notice to Seller, subject to the rights of all tenants and occupants of the Property, and provided that Buyer has coordinated with Seller so as to afford Seller a reasonable opportunity to have a representative present at all such times, to enter upon the Property to conduct or make any and all non-intrusive and non-invasive inspections and Tests as may be necessary or desirable, subject to the limitations set forth below in this Paragraph 14. The scope of any analysis which requires physical sampling or any other invasive or intrusive testing of all or any part of the Property shall be subject to: (a) the prior written approval of Seller, which Seller may withhold or condition in its sole discretion, (b) Seller's receipt of written evidence that Buyer has procured the insurance required pursuant to this Paragraph 14, and (c) the requirement that Buyer dispose of all such test samples in accordance with applicable law and at no cost or liability to Seller. Nothing herein shall authorize any subsurface testing or drilling on the Property by Buyer or its environmental consultant unless specifically approved in writing by Seller, which Seller may condition or deny in its sole discretion. Buyer shall obtain or cause its consultants to obtain (and provide evidence to Seller), at Buyer's sole cost and expense, prior to commencement of any investigative activities on the Property, a policy of commercial general liability insurance covering any and all liability of Buyer and Seller with respect to or arising out of any investigative activities. Such policy of insurance shall be from an insurance company acceptable to Seller and name Seller as an additional insured and shall be kept and maintained in force during the term of this Agreement and so long thereafter as necessary to cover any claims of damages suffered by persons or property resulting from any acts or omissions of Buyer, Buyer's employees, agents, contractors, suppliers, consultants or other related parties. Such policy of insurance shall have liability limits of not less than Two Million Dollars ($2,000,000.00) combined single limit per occurrence for bodily injury, personal injury and property damage liability. If this Agreement is terminated prior to the Close of Escrow, Buyer hereby agrees to provide to Seller, within ten (10) days following such termination, a true and complete copy of all tests, reports, studies and the like generated by such vendor in connection with Buyer's inspection of the Property, to the extent in Buyer’s possession or control. Buyer shall keep all documents and information received from Seller and/or its agents and the results of all of its inspections, studies, investigations, analysis, reports and the like confidential except as required by law and except for disclosures made to Buyer's agents, consultants and employees. Buyer hereby indemnifies, defends and holds the Property, Seller and their respective officers, directors, shareholders, members, participants, affiliates, employers, representatives, invitees, agents and contractors free and harmless from and against any and all claims, costs, losses, liabilities, damages or expenses arising out of or resulting from such entry by Buyer, its agents, consultants, contractors and subcontractors or Buyer's breach of its obligations under this Paragraph 14. Additionally, Buyer shall immediately, at its sole cost and expense, repair any and all damage arising out of or resulting from such entry and any acts or omissions by Buyer, its agents, employees, consultants, contractors and subcontractors. Furthermore, Buyer hereby agrees not to contact any tenants or other occupants of the Property nor any governmental agencies with respect to the Property without Seller's prior written consent, which Seller may withhold or condition in its reasonable discretion (including, without limitation, requiring that a Seller representative be present). Buyer shall keep the Property free and clear of any mechanics' liens or materialmen's liens related to Buyer's inspection and the other activities contemplated in this Paragraph 14. All of Buyer's obligations set forth in this Paragraph 14 shall survive the Close of Escrow and shall not be merged with the Deed, and shall survive the termination of this Agreement and Escrow prior to the Close of Escrow, and shall not be limited by any provision of this Agreement. 15. Default. 15.1 BUYER'S DEFAULT. IF BUYER FAILS TO COMPLETE THE PURCHASE OF THE PROPERTY AS PROVIDED IN THIS AGREEMENT BY REASON OF ANY A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 17 5376942.5 DEFAULT OF BUYER, SELLER'S SOLE REMEDY (EXCEPT AS PROVIDED BELOW) SHALL BE TO TERMINATE THIS AGREEMENT AND RECEIVE THE DEPOSIT AS LIQUIDATED DAMAGES AND SELLER SHALL BE RELEASED FROM ITS OBLIGATION TO SELL THE PROPERTY TO BUYER. BUYER AND SELLER AGREE THAT IT WOULD BE IMPRACTICAL AND EXTREMELY DIFFICULT TO ESTIMATE THE DAMAGES WHICH SELLER MAY SUFFER IN THE EVENT BUYER DEFAULTS HEREUNDER AND FAILS TO COMPLETE THE PURCHASE OF THE PROPERTY AS HEREIN PROVIDED. BUYER AND SELLER THEREFORE AGREE THAT A REASONABLE PRESENT ESTIMATE OF THE NET DETRIMENT THAT SELLER WOULD SUFFER IN THE EVENT OF BUYER'S DEFAULT OR BREACH HEREUNDER IS AN AMOUNT OF MONEY EQUAL TO THE DEPOSIT WHICH SHALL BE THE FULL, AGREED AND LIQUIDATED DAMAGES. THE PARTIES ACKNOWLEDGE THAT THE PAYMENT OF SUCH LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF CALIFORNIA CIVIL CODE SECTIONS 3275 OR 3369, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER PURSUANT TO CALIFORNIA CIVIL CODE SECTIONS 1671, 1676 AND 1677. THE FOREGOING SHALL NOT LIMIT SELLER'S REMEDIES WITH RESPECT TO BUYER'S OBLIGATIONS (INCLUDING, WITHOUT LIMITATION, ITS INDEMNIFICATION OBLIGATIONS) UNDER PARAGRAPHS 14 AND 17 OF THIS AGREEMENT AND THE ATTORNEYS' FEES PROVISION SET FORTH IN PARAGRAPH 18 BELOW. SELLER'S INITIALS BUYER'S INITIALS 15.2 SELLER'S DEFAULT. IF SELLER DEFAULTS UNDER THIS AGREEMENT AND FAILS TO COMPLETE THE PURCHASE AS PROVIDED HEREIN, THEN BUYER SHALL BE ENTITLED, AS ITS SOLE AND EXCLUSIVE REMEDY, WHETHER AT LAW OR IN EQUITY, EITHER (A) TO TERMINATE THIS AGREEMENT AND RECOVER ITS DEPOSIT OR (B) IN LIEU OF TERMINATING THE AGREEMENT AND RECOVERING ITS DEPOSIT, BUYER SHALL BE ENTITLED TO PURSUE SPECIFIC PERFORMANCE OF THE CONVEYANCE OF THE PROPERTY WITHOUT RIGHT TO ANY DAMAGES OR OTHER EQUITABLE RELIEF WHATSOEVER, BUT ONLY IF BUYER DEPOSITS WITH ESCROW HOLDER ON OR BEFORE THE SCHEDULED CLOSING DATE, THE CASH BALANCE OF THE PURCHASE PRICE, TOGETHER WITH ALL CLOSING DOCUMENTS REQUIRED HEREUNDER FROM BUYER, AND BUYER FILES SUCH SPECIFIC PERFORMANCE ACTION WITHIN TEN (10) DAYS FOLLOWING THE SCHEDULED CLOSING DATE AND DILIGENTLY PROSECUTES SUCH ACTION TO COMPLETION. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, BUYER SHALL NOT BE ENTITLED TO RECORD A LIEN OR LIS PENDENS AGAINST THE PROPERTY AND BUYER HEREBY WAIVES ANY SUCH RIGHT. NOTWITHSTANDING THE FOREGOING TO THE CONTRARY, IF SELLER IS IN MATERIAL DEFAULT UNDER THIS AGREEMENT, AND BUYER TERMINATES THIS AGREEMENT IN ACCORDANCE WITH SUBPART (A) OF THIS PARAGRAPH ABOVE AS A RESULT OF SUCH MATERIAL DEFAULT, SELLER SHALL ALSO REIMBURSE BUYER FOR ITS REASONABLE, THIRD-PARTY, OUT OF POCKET COSTS AND EXPENSES INCURRED TO NEGOTIATE THIS AGREEMENT AND PURSUE ACQUISITION OF THE PROPERTY AS CONTEMPLATED HEREBY, NOT TO EXCEED $50,000.00. SELLER'S INITIALS BUYER'S INITIALS A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 18 5376942.5 16. Notices. Any notice, demand, consent, approval, request, or other communication or document to be provided hereunder to a party hereto shall be in writing and shall be given to such party at its address set forth above or such other address such party may hereafter specify for that purpose by notice to the other party. Each such notice, request, or communication shall, for all purposes, be deemed given and received (a) if given by email, when such email (inclusive of a pdf attachment containing the substantive content of the notice) is transmitted to the email address specified above during normal business hours (i.e. 8:00 a.m. to 5:00 p.m.) and such notice is also sent via overnight delivery service for the next business day’s delivery, (b) if hand delivered against receipted copy, when the copy thereof is receipted, (c) if given by a recognized overnight delivery service, the day on which such notice, request, or other communication is actually received, or (d) or if given by certified mail, return receipt requested, postage prepaid, two (2) days after it is posted with the United States Postal Service, to the addresses specified in the Basic Provisions. Notices to Seller shall be directed to Seller and Seller's Counsel and notices to Buyer shall be directed to Buyer and Buyer's Counsel. Notice of change of address shall be given by written notice in the manner detailed in this Paragraph 16. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to constitute receipt of the notice, demand, request or communication sent 17. Brokers. Upon the Close of Escrow (but not otherwise), Seller shall pay a real estate brokerage commission to Broker with respect to this transaction in accordance with Seller's separate written agreement. Each party hereto agrees to indemnify and hold harmless the other party from and against any and all losses, liens, claims, judgments, liabilities, costs, expenses or damages (including reasonable attorneys' fees and court costs) of any kind or character arising out of or resulting from any agreement, arrangement or understanding (except as set forth above with respect to Broker) alleged to have been made by such party or on its behalf with any broker or finder in connection with this Agreement or transaction contemplated under this Agreement. The foregoing indemnity shall survive the Close of Escrow or the earlier termination of this Agreement and shall not be limited by any provision of this Agreement. 18. Legal Fees. If either Buyer or Seller brings any action, arbitration or suit against the other for any matter relating to or arising out of this Agreement, then the prevailing party in such action or dispute, whether by final judgment or settlement, shall be entitled to recover from the other party all costs and expenses of suit, including actual attorneys' fees. Any judgment or order entered in any final judgment shall contain a specific provision providing for the recovery of all costs and expenses of suit, including actual attorneys' fees incurred in enforcing, perfecting and executing such judgment. For the purposes of this paragraph, such costs shall include, without limitation, in-house or outside attorneys' fees, costs and expenses incurred in the following: (a) postjudgment motions; (b) contempt proceedings; (c) garnishment, levy, and debtor and third party examination; (d) discovery; and (e) bankruptcy litigation. 19. Assignment. Buyer may not assign, transfer or convey its rights or obligations under this Agreement at any time without the prior written consent of Seller, which Seller may withhold in its sole and absolute discretion; provided, however, Buyer may assign this Agreement to a Buyer Affiliate (as defined below) without the requirement of obtaining Seller's prior written consent (but nevertheless requiring at least five (5) business days prior written notice) and satisfy the requirements set forth below. The term "Buyer Affiliate" shall mean any entity of which Buyer or manager of Buyer is the managing member or managing partner or manager and owns or controls such entity. Notwithstanding the foregoing, no assignment by Buyer (whether to a Buyer Affiliate or otherwise) shall release Buyer from any of its obligations hereunder, and any assignment by Buyer (even to a Buyer Affiliate) shall require the full assumption by the assignee (on a joint and several basis) of all of Buyer's obligations hereunder, and the assignment and assumption agreement must be delivered to Seller at least five (5) business days prior to the Closing. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 19 5376942.5 20. Damage or Destruction, Condemnation, Insurance. 20.1 Condemnation. If at any time prior to the Closing Date any "material" portion of the Property is condemned or taken by eminent domain proceedings by any public authority, then at Buyer's option, to be exercised within ten (10) days after receipt of notice of such taking, this Agreement shall terminate, and the Deposit (less the Independent Consideration) shall be promptly returned to Buyer, and except as expressly set forth herein, neither party shall have any further liability or obligation to the other hereunder. As used in this Paragraph 20.1, the term "material" shall mean a taking which materially and adversely affects the value or operations of the Property and adversely affects the value of the Property by more than ten percent (10%) of the Purchase Price. Seller shall give Buyer written notice of any taking promptly after Seller obtains knowledge thereof. If less than a material portion of the Property is condemned or taken by eminent domain proceedings or if Buyer does not timely notify Seller in writing of its election to terminate this Agreement, Buyer shall be deemed to have elected not to terminate this Agreement. If Buyer elects or is deemed to have elected not to terminate this Agreement, the parties shall proceed to the Closing without a reduction in the Purchase Price and, upon the Closing, all condemnation proceeds paid or payable to Seller (other than losses pertaining to periods prior to the Closing) shall belong to Buyer and shall be paid over and assigned to Buyer. Seller shall have no obligation to make any repairs to the Property in the event of a condemnation. 20.2 Damage and Destruction. If at any time prior to the Closing Date a material portion of the Property is destroyed or damaged as a result of fire or any other casualty whatsoever, then at Buyer's option, to be exercised within ten (10) days after receipt of notice of such destruction or damage, this Agreement shall terminate, the Deposit shall be returned to Buyer, and except as expressly set forth herein, neither party shall have any further liability or obligation to the other hereunder. If Buyer does not timely notify Seller in writing of its election to terminate this Agreement, Buyer shall be deemed to have elected not to terminate this Agreement. For purposes hereof, the term "material" shall be deemed to be a damage or destruction in excess of ten percent (10%) of the Purchase Price. If less than a material portion of the Property is damaged or destroyed or if a material portion is damaged or destroyed and Buyer elects or is deemed to have elected not to terminate this Agreement, the parties shall proceed to the Closing without reduction in the Purchase Price and, upon the Closing, all property insurance proceeds paid or payable to Seller as a result of such casualty shall belong to Buyer and shall be paid over and assigned to Buyer. Seller shall have no obligation to make any repairs to the Property in the event of a damage or destruction. 21. Continued Operations; New Leases and Contracts 21.1 Continued Operations. So long as this Agreement remains in effect, (i) Seller shall manage, operate, and insure the Property in substantially the same manner in which Seller managed, operated, and insured the Property prior to the Opening of Escrow, and (ii) Seller shall not modify, amend, or terminate any Lease or service contract, nor enter into any New Lease or service contract, except as set forth in this Paragraph 21. 21.2 New Leases. Seller hereby agrees that, from and after the Execution Date, Seller will not modify, extend or otherwise change any of the terms, covenants or conditions of the Leases or enter into New Leases affecting the Property without the prior written consent of Buyer, which consent may be granted or withheld in Buyer’s commercially reasonable discretion; provided, however, following the Contingency Date, such consent may be granted or denied in Buyer’s sole and absolute discretion (except for a lease modification or termination with respect to a Tenant, if any, which is delinquent in rent, with respect to which Buyer’s consent may be granted or withheld in Buyer’s commercially reasonable discretion). If Buyer fails to approve any proposal in writing, Buyer shall be deemed to have disapproved of such proposal. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 20 5376942.5 21.3 Service Contracts. Prior to the date which is three (3) days prior to the end of the Contingency Date, Seller, in its sole and absolute discretion, and without Buyer’s consent, shall have the right to extend, renew, modify or replace any of the service contracts that Seller deems advisable, so long as such service contracts (whether new or modified) are terminable upon thirty (30) days’ notice without fee or penalty, and Seller provides a copy of such service contract (or modification to such service contract) to Buyer. Except as otherwise provided herein, after the date which is three (3) days prior to the Contingency Date, Seller will not extend, renew, modify or replace any of the service contracts without the prior written consent of Buyer, which consent may be granted or withheld in Buyer’s sole and absolute discretion. If Buyer does not approve any request of Seller regarding a service contract in writing, Buyer shall be deemed to have disapproved of such request. If any service contract requires the service provider’s consent for such service contract to be assigned to Buyer, as of the Close of Escrow, Seller shall either (i) terminate such service contract as of the Close of Escrow, to the extent the same is terminable on thirty (30) days prior notice without fee or charge, or (ii) obtain such service provider’s consent for the assignment of the service contract to Buyer, in either case, at Seller’s sole cost and expense. 22. Miscellaneous. 22.1 Not an Offer. Seller's delivery of unsigned copies of this Agreement is solely for the purpose of review by the party to whom delivered, and neither the delivery nor any prior communications between the parties shall in any way imply that Seller is under any obligation to enter the transaction which is the subject of this Agreement. The signing of this Agreement by Buyer constitutes an offer which shall not be deemed accepted by Seller unless and until Seller has signed this Agreement and delivered a duplicate original or electronic copy to Buyer. 22.2 Computation of Time Periods. If the date upon which the Contingency Date, the Closing Date or any other date or time period provided for in this Agreement is or ends on a Saturday, Sunday or federal or state legal holiday, then such date shall automatically be extended until 5:00 p.m. Pacific time of the next day which is not a Saturday, Sunday or legal holiday. The term "business day" shall mean any day other than a Saturday, Sunday or legal holiday. 22.3 Captions; Severability. Any captions to, or headings of, the paragraphs or subparagraphs of this Agreement are solely for the convenience of the parties hereto, are not a part of this Agreement, and shall not be used for the interpretation or determination of the validity of this Agreement or any provision hereof. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, but this Agreement shall be reformed and construed and enforced to the maximum extent permitted by applicable law. 22.4 No Obligations to Third Parties. Except as otherwise expressly provided herein, the execution and delivery of this Agreement shall not be deemed to confer any rights upon, nor obligate any of the parties hereto, to any person or entity other than the parties hereto. 22.5 Exhibits and Schedules. The exhibits and schedules attached to this Agreement are incorporated in this Agreement by this reference for all purposes. 22.6 Amendment to this Agreement. The terms of this Agreement may not be modified or amended except by an instrument in writing executed by each of the parties hereto. 22.7 Waiver. The waiver or failure to enforce any provision of this Agreement shall not operate as a waiver of any future breach of any such provision or any other provision hereof. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 21 5376942.5 22.8 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, except for any choice-of-law principles which provide for the application of the laws of another jurisdiction. Seller and Buyer hereby irrevocably submit to the jurisdiction of any state or federal court sitting in the State in any action or proceeding arising out of or relating to this Agreement and hereby irrevocably agree that all claims in respect of such action or proceeding shall be heard and determined in a state or federal court sitting in the State. Buyer and Seller agree that the provisions of this Paragraph 22.8 shall survive the Closing. 22.9 Fees and Other Expenses. Except as otherwise provided herein, each of the parties hereto shall pay its own fees and expenses in connection with this Agreement. 22.10 Entire Agreement. This Agreement (including all Exhibits attached hereto) supersedes any prior agreements, negotiations and communications, oral or written, and contains the entire agreement between, and the final expression of, Buyer and Seller with respect to the subject matter hereof. No subsequent agreement, representation, or promise made by either party hereto, or by or to an employee, officer, agent or representative of either party hereto shall be of any effect unless it is in writing and executed by the party to be bound thereby. 22.11 Successors and Assigns. Subject to the restrictions set forth in Paragraph 19 hereof, this Agreement shall be binding upon and shall inure to the benefit of the permitted successors and assigns of the parties hereto. 22.12 Construction. The parties acknowledge and agree that (A) each party hereto is of equal bargaining strength, (B) each such party has actively participated in the drafting, preparation and negotiation of this Agreement, (C) each such party has consulted with such party's own, independent counsel, and such other professional advisors as such party has deemed appropriate, relating to any and all matters contemplated under this Agreement, (D) each such party and such party's counsel and advisors have reviewed this Agreement, (E) each such party has agreed to enter into this Agreement following such review and the rendering of such advice, (F) any rule of construction to the effect that ambiguities are to be resolved against the drafting parties shall not apply in the interpretation of this Agreement, or any portions hereof, or any amendments hereto, and (G) except as expressly stated to survive the Closing in this Agreement, all terms and provisions of this Agreement shall not survive the Closing and shall be deemed merged with the Deed at Closing. 22.13 Limitation of Liability. Buyer acknowledges and agrees that neither the trustees, shareholders, members, affiliates, officers, directors, investment managers, employees, partners, agents nor advisors of Seller, assume any personal liability for obligations entered into by or on behalf of Seller. Notwithstanding any other provision of this Agreement to the contrary (or any rights that Buyer may have at law or in equity), (a) in no event shall Seller have any liability for lost profits, speculative, special, consequential or punitive damages, (b) in no event will Seller's liability under or otherwise in connection with this Agreement (including, without limitation, Paragraph 13.1 above), any documents executed in connection herewith and/or otherwise in connection with the Property exceed the sum of Two Hundred Fifty Thousand Dollars ($250,000.00), and (c) Buyer shall have no right to assert any claim against Seller, and Seller shall have no liability to Buyer whatsoever, unless the valid claims for all breaches of Seller collectively aggregate more than Fifty Thousand Dollars ($50,000.00). Notwithstanding anything to the contrary contained in this Agreement, Buyer hereby agrees that any action or claim asserted by Buyer against Seller or any of the Released Parties must be filed (if at all) and properly served to Seller within six (6) months following the Closing in a court of competent jurisdiction, and Buyer hereby waives any right to bring any such claim or action thereafter. Buyer's remedies prior to Closing shall be limited as set forth in Paragraph 15.2. Any and all liability beyond that which may be asserted under this Paragraph 22.13 A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 22 5376942.5 is expressly waived and released by Buyer and by all persons claiming by, through or under Buyer. The provisions of this Paragraph 22.13 shall survive the Closing. 22.14 Time of the Essence. All times provided for in this Agreement for the performance of any act will be strictly construed, time being of the essence. 22.15 Recording. The parties agree that this Agreement shall not be recorded. If Buyer causes this Agreement or any notice or memorandum thereof to be recorded, this Agreement shall be null and void at the option of Seller. 22.16 Confidentiality. Until the Close of Escrow, Buyer will keep confidential the Purchase Price, the other terms of this Agreement, the Materials and all other information concerning the Property (as disclosed, discovered or determined in connection with this transaction); provided, however, Buyer may disclose such information to (a) those employed by Buyer (subject to their agreement to abide by the terms of this paragraph); (b) those who are actively and directly participating in the evaluation of the Property and the negotiation and execution of this Agreement or financing of the purchase of the Property (subject to their agreement to abide by the terms of this paragraph); (c) third parties as required under applicable law; and (d) Buyer's potential financial partners and lenders (subject to their agreement to abide by the terms of this paragraph). 22.17 Natural Hazard Disclosure. Natural Hazard Disclosure. As of the Closing, to the extent permitted by law, Buyer shall be deemed to have knowingly, voluntarily and intentionally waived the right to the disclosures (“Natural Hazards Disclosures”) set forth in: (a) California Government Code Section 8589.3 (a special flood area); (b) California Government Code Section 8589.4 (dam failure inundation area); (c) California Government Code Section 51183.5 (earthquake fault zone); (d) California Public Resources Code Section 2621.9 (seismic hazard zone); (e) California Public Resources Code Section 4136 (wildland fire area); and (f) California Public Resources Code Section 2694 (high fire severity area). Buyer acknowledges and represents that it has extensive experience acquiring and conducting due diligence for commercial properties. This waiver by Buyer includes, to the extent permitted by law, any remedies Buyer may have for Seller's nondisclosure of the Natural Hazards Disclosures. In no way limiting the foregoing waiver by Buyer, Buyer acknowledges that Seller shall employ the services of the Escrow Holder or another third party selected by Seller (as applicable, the “Natural Hazard Expert”) to examine the maps and other information specifically made available to the public by government agencies for the purposes of enabling Seller to fulfill Seller's disclosure obligations, if any, and to report the result of the Natural Hazard Expert’s examination (“Natural Hazards Report”) to Buyer and Seller in writing. Seller has not verified, and Seller is not obligated to verify, the information contained in the Natural Hazards Report. The Natural Hazards Report fully and completely discharges Seller from Seller's disclosure obligations referred to herein, if and to the extent any such obligations exist, and, for the purpose of this Agreement, the provisions of Section 1103.4 of the California Civil Code regarding non- liability of Seller for errors or omissions not within Seller's personal knowledge shall be deemed to apply and the Natural Hazard Expert shall be deemed to be an expert, dealing with matters within the scope of the Natural Hazard Expert's expertise with respect to the examination and written report regarding the natural hazards referred to above. Seller makes no representation or warranty as to the truth or accuracy of any information contained in the Natural Hazards Report. ANY NATURAL HAZARDS DISCLOSED BY THE NATURAL HAZARDS REPORT MAY LIMIT THE BUYER'S ABILITY TO REDEVELOP OR UTILIZE THE PROPERTY, TO OBTAIN INSURANCE, OR TO RECEIVE ASSISTANCE AFTER A DISASTER. THE MAPS ON WHICH THESE DISCLOSURES ARE BASED ESTIMATE WHERE NATURAL HAZARDS EXIST. THEY ARE NOT DEFINITIVE INDICATORS OF WHETHER OR NOT THE PROPERTY WILL BE AFFECTED BY A NATURAL DISASTER. BUYER MAY WISH TO A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 23 5376942.5 OBTAIN PROFESSIONAL ADVICE REGARDING THESE HAZARDS AND OTHER HAZARDS THAT MAY AFFECT THE PROPERTY. 22.18 Section 1101.5 Disclosure. Seller hereby discloses to Buyer that Section 1101.5 of the California Civil Code requires that all noncompliant plumbing fixtures in any commercial real property shall be replaced with water-conserving plumbing fixtures. Pursuant to Section 1101.5(e) of the California Civil Code, Seller hereby discloses to Buyer that the Property may include noncompliant plumbing fixtures. 22.19 Counterparts; Electronic Signatures. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which, together, shall constitute but one and the same instrument. Electronic signatures, including signature delivered in a PDF, jpeg, or other electronic document, shall be deemed binding as originals. [Signature Page Follows] A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 24 5376942.5 IN WITNESS WHEREOF, Buyer and Seller have executed this Agreement as of the day and year first written above. BUYER: SELLER: SM 1848, LLC, SRT SF RETAIL I, LLC, a California limited liability company a Delaware limited liability company Position: Manager By: Name: Position: By: Name: Douglas M. MacMahon A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8 CEO Matthew Schreiber

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 25 5376942.5 ACCEPTANCE BY ESCROW HOLDER Chicago Title Insurance Company acknowledges that it has received a fully executed original or original executed counterparts of the foregoing Agreement of Purchase and Sale and Joint Escrow Instructions (the "Agreement") and agrees to act as Escrow Holder under the Agreement and to be bound by and strictly perform the terms thereof as such terms apply to Escrow Holder. Dated: , 2024 CHICAGO TITLE INSURANCE COMPANY By: Name: Position: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: A2CCE1BA-1A75-4BF7-BDE3-B06FA14BFEC8

EXHIBIT A

LEGAL DESCRIPTION

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS

A CONDOMINIUM COMPRISED OF

TRACT A

PARCEL ONE

CONDOMINIUM UNIT 102 (LOT NO 53) OF PARCEL A OF FINAL MAP 7511, FILED MAY 29, 2014 IN BOOK 123 OF CONDOMINIUM MAPS, PAGES 188, 189 AND 190 OFFICIAL RECORDS OF SAN FRANCISCO COUNTY RECORDS ("OFFICIAL RECORDS"), AS SUCH UNIT IS SHOWN ON THE CONDOMINIUM PLAN ("PLAN"), ATTACHED AS AN EXHIBIT TO THE DECLARATION OF RESTRICTIONS AND CONDOMINIUM PLAN FOR 8 OCTAVIA BOULEVARD ("DECLARATION"), RECORDED JULY 25, 2014, SERIES NO 2014-J914505 OFFICIAL RECORDS, ALONG WITH ANY AMENDMENTS AND/OR ANNEXATIONS RECORDED PURSUANT THERETO

PARCEL TWO

AN UNDIVIDED 4 2669% INTEREST AS TENANT IN COMMON IN AND TO THE COMMON AREA LYING WITHIN SAID PARCEL A OF FINAL MAP 7511, AS SHOWN ON THE PLAN AND DEFINED IN THE DECLARATION, EXCEPTING THEREFROM THE FOLLOWING

A ALL CONDOMINIUM UNITS SHOWN ON THE PLAN AND DESCRIBED IN THE DECLARATION

PARCEL THREE

NON-EXCLUSIVE EASEMENTS FOR USE, ENJOYMENT, INGRESS, EGRESS AND SUPPORT IN AND TO THE COMMON AREA, AS SHOWN ON THE PLAN AND DESCRIBED IN THE DECLARATION, FOR THE BENEFIT OF PARCEL ONE HEREINABOVE

PARCEL FOUR

EXCLUSIVE USE EASEMENTS, AS SHOWN ON THE PLAN AND DESCRIBED IN THE DECLARATION, APPURTENANT TO PARCEL ONE HEREINABOVE FOR THE POSSESSION, USE AND ENJOYMENT OF

A PARKING P- N/A
B HANDICAP PARKING HCP- N/A
C BIKE STALL B- N/A
D ROOF EQUIPMENT AREA E-102

5376942.5

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT B GRANT DEED WHEN RECORDED MAIL TO: MAIL TAX STATEMENTS TO: (Space above this line is for recorder's use) GRANT DEED THE UNDERSIGNED GRANTOR DECLARES: DOCUMENTARY TRANSFER TAX is $ . CITY TAX $ .  Computed on full value of property conveyed, or  Computed on full value less value of liens or encumbrances remaining at time of sale,  Unincorporated area:  City of , and FOR VALUE RECEIVED, ("Grantor"), hereby grants to ("Grantee"), that certain real property (the "Property") situated in the City of , County of , State of California, described in Exhibit A attached hereto and incorporated by reference. THE PROPERTY IS CONVEYED TO GRANTEE SUBJECT TO: A. All liens, encumbrances, easements, covenants, conditions and restrictions, whether on- or off-record; B. Any other matters listed on Exhibit B attached hereto and incorporated herein; C. All matters which would be revealed or disclosed in an accurate survey or inspection of the Property; D. Liens for taxes on real property not yet delinquent, and liens for any general or special assessments of record against the Property not yet delinquent; and E. All laws, ordinances and governmental rules, regulations and restrictions affecting the Property. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 IN WITNESS WHEREOF, the undersigned Grantor has executed this Grant Deed as of , . By: Its: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT "A" TO GRANT DEED LEGAL DESCRIPTION OF PROPERTY [TO BE INSERTED] A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT "B" TO GRANT DEED PERMITTED EXCEPTIONS [TO BE INSERTED] A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document. ACKNOWLEDGMENT State of California ) County of ) On , before me, , a Notary Public, personally appeared , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct. WITNESS my hand and official seal. Signature A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT C TRANSFEROR'S CERTIFICATION OF NON-FOREIGN STATUS To inform , a ("Transferee"), that Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest, the undersigned hereby certifies the following on behalf of the transferor/seller: 1. Transferor is not a foreign corporation, foreign partnership, foreign trust, foreign estate or foreign person (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder); and 2. Transferor is not a disregarded entity as defined in §1.1445-2(b)(2)(iii); and 3. Transferor's U.S. employer or tax (social security) identification number is ; and 4. The office address of Transferor is: . Transferor understands that this Certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both. Under penalty of perjury I declare that I have examined this Certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor. Dated: , 20 . TRANSFEROR: , a By: Name: Title: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT D ASSIGNMENT AND ASSUMPTION OF LEASES THIS ASSIGNMENT AND ASSUMPTION OF LEASES ("Assignment") is made this day of , , by and between , a ("Assignor"), and , a ("Assignee"). Recitals Assignor and Assignee entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions, dated as of , (the "Agreement"), respecting the sale of certain "Property" (as defined in the Agreement). Unless otherwise indicated herein, all capitalized terms in this Assignment shall have the meaning ascribed to them in the Agreement. Assignor, as Lessor, and those certain tenants of the Property (collectively, the "Tenants") have entered into leases for space at the Property (collectively, the "Leases") covering certain premises located on the Property. Under the Agreement, Assignor is obligated to assign to Assignee any and all of its right, title and interest in and to all Leases and Tenants' deposits held by Assignor under the Leases (collectively, "Tenant Deposits"). Agreement NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows. Assignor assigns, sells, transfers, sets over and delivers unto Assignee all of Assignor's estate, right, title and interest in and to the Leases and Tenant Deposits and Assignee accepts such assignment. Assignee accepts said assignment, sale and transfer and assumes the performance of all of the terms, covenants and conditions imposed upon the landlord under the Leases and with respect to the Tenant Deposits. Assignor agrees to indemnify, defend, and hold Assignee harmless from and against any Tenant claim(s) to the extent arising under the Leases during the period of Assignor’s ownership of the Property. Assignee agrees to indemnify, defend, and hold Assignor harmless from and against any Tenant claim(s) to the extent arising under the Lease during the period of Assignee’s ownership of the Property. This grammatical paragraph shall survive the Closing for a period of six (6) months. In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of the other party arising out of this Assignment, then in that event the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including actual attorneys' fees and costs. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 This Assignment may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument. This Assignment shall be binding upon and inure to the benefit of the successors, assignees, personal representatives, heirs and legatees of all the respective parties hereto. This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of California. IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the day and year first written above. ASSIGNEE: , a ASSIGNOR: , a By: Name: Position: By: Name: Position: By: Name: Position: By: Name: Position: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT E GENERAL ASSIGNMENT AND BILL OF SALE THIS GENERAL ASSIGNMENT AND BILL OF SALE ("Assignment") is made this day of , , by and between , a ("Assignor"), and , a ("Assignee"). Recitals Assignor and Assignee entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions dated as of , (the "Agreement"), respecting the sale of certain "Property" (as described and defined in the Agreement). Unless otherwise indicated herein, all capitalized terms in this Assignment shall have the meaning ascribed to them in the Agreement. Under the Agreement, Assignor is obligated to assign (to the extent assignable) any and all of its right, title and interest (if any) and delegate any and all of its obligations and responsibilities in each of the following to Assignee, but only to the extent solely pertaining to the Property and only to the extent assignable: (a) any and all service contracts, warranties, guarantees, management contracts and bonds, together with all supplements, amendments and modifications thereto, solely relating to the Property ("Contract(s)"); (b) development rights and other intangible rights, titles, interests, privileges and appurtenances owned by Assignor and housed in connection with the Property and its operation (collectively "License(s)"); and (c) all fixtures, fittings, furniture, furnishings, appliances, apparatus, equipment, machinery, building materials, and other items of tangible personal property owned by Assignor and affixed or attached to the Property (all of such properties and assets being collectively called the "Assigned Properties"). Agreement NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows: Assignor assigns, sells, transfers, sets over and delivers unto Assignee (to the extent assignable) all of Assignor's estate, right, title and interest (if any) in and to the Contracts, Licenses and Assigned Properties; provided, however, that such assignment, sale and transfer shall not include any rights or claims arising prior to the date hereof which Assignor may have against any party with respect to the Contracts, Licenses and Assigned Properties. Assignee accepts such assignment and assumes the performance of all of the terms, covenants and conditions imposed upon Assignor with respect to the Contracts, Licenses and Assigned Properties. In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, conditions, agreements or provisions on the part A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 of the other party arising out of this Assignment, then in that event the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including reasonable attorneys' fees. This Assignment shall be binding upon and inure to the benefit of the successors, assignees, personal representatives, heirs and legatees of all the respective parties hereto. This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of California. This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument. IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment as of the day and year first above written. ASSIGNEE: ASSIGNOR: , , a a By: Name: Position: By: Name: Position: By: Name: Position: By: Name: Position: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT F FORM OF TENANT ESTOPPEL CERTIFICATE The undersigned, the tenant ("Tenant") under a certain lease agreement dated between ("Landlord") and Tenant ("Lease"), certifies as follows: 1. The Lease is presently in full force and affect and unmodified except as set forth on Exhibit A attached hereto. The Lease constitutes the only agreement between the Landlord and Tenant with respect to the leased premises. 2. The lease term has commenced on and full rental is now accruing thereunder. The Lease term shall end on , 20 . The Tenant has the following options to extend the term: (insert renewal options or indicate “NONE,” as applicable). 3. Tenant has accepted possession of the leased premises under the Lease and is paying $ per month as rental under the Lease, consisting of $ in guaranteed/base rental, $ for monthly operating expense pass-throughs, and $ for ad valorem tax pass-throughs. Tenant has not assigned, transferred, or hypothecated its interest under the Lease. 4. No rent under said lease has been paid more than thirty (30) days in advance of its due date. 5. To Tenant's knowledge, as of the date hereof, Tenant has no claim, charge, defense or offset under the Lease against rents or other charges due or to become due thereunder. As of the date hereof, Tenant has not asserted any such offset or credit. To Tenant's knowledge, there are no defaults under the Lease. 6. There are no unaccrued or unpaid free rent periods, leasehold improvement allowances, or other cash concessions owing to Tenant under the Lease. 7. Tenant has not made any payment to Landlord as a security deposit or rental deposit except any payment expressly provided for in the Lease as follows: $ . Tenant makes this Certificate with the understanding that Landlord is contemplating selling the property which includes the premises (the “Property”), and Landlord and the potential buyer of the Property and its lender(s) who make a mortgage loan upon the property are each entitled to rely on this Certificate. Tenant shall be estopped from asserting any fact(s) or circumstance(s) against Landlord or such prospective buyer or its lender that are contrary to the facts certified to herein. Dated: , [TENANT] By: Name: Title: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 SCHEDULE 7.3 Materials 1. Copies of all Leases, including all amendments thereto and guarantees thereof. 2. Any prior default notices and written requests by Tenant for the modification of economic terms (including the Term) of the applicable Lease. 3. Operating expense reconciliation delivered to Tenants for year 2023. 4. A current rent roll (“Rent Roll”) and subsequent updates of the Rent Roll, if any. 5. An insurance loss run report with respect to the Property for years 2023 and 2024. 6. Copies of any declaration(s) of condominium establishing the Property as a condominium and/or governing the use of the Property (each a “Declaration”). 7. The organizational documents and bylaws of any condominium association established pursuant to such Declaration(s) (the “Condo Association”). 8. The budget of the Condo Association for year 2023, including a list of any current general and/or special assessments of the Condo Association with respect to the Property. 9. All written contracts with respect to the Property made by or on behalf of Seller or to which any Seller is a party for repair, maintenance, utilities, garbage removal, concessions, vending, or other services provided to the Property. 10. All architectural drawings, engineering studies, plans and specifications relating to the original and current construction of the Property. 11. Copies of any warranties or guarantees from any contractors or subcontractors with respect to the improvements or fixtures upon the Property. 12. The most recent environmental site assessments/reports with respect to the Property. 13. Existing as-built or boundary surveys of the Property. 14. Ad valorem tax bills for tax year 2023 – 2024. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 1 5376942.5 AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS This AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS ("Agreement") is made and entered into as of this day of July, 2024 ("Execution Date"), by and between SRT SF RETAIL I, LLC, a Delaware limited liability company ("Seller"), and SM 1848, LLC, a California limited liability company ("Buyer"). Recitals A. Seller owns certain real property located in the City of San Francisco ("City"), County of San Francisco ("County"), State of California ("State"), which real property consists of one (1) retail condominium located at what is commonly known as 8 Octavia Street, Unit # 307, San Francisco, CA, 94102 (the "Property"), which Property is more particularly described on Exhibit A attached hereto. Such Property shall include Seller’s rights, titles, and interests in and to (1) the Property’s respective share of any common elements, limited common elements, and appurtenant rights under the applicable Declaration, (2) all fixtures and improvements constructed upon such Property which are owned by Seller, (3) all tangible personal property owned by Seller and now or hereafter located upon or within, or affixed to, the Property, and (4) all intangible personal property owned by the Seller and used in connection with the ownership, operation, management, or maintenance of the Property, including, without limitation, any tradename or domain name, and all appurtenances and hereditaments of/to the Property. B. Seller desires to sell all of its interest in the Property to Buyer, and Buyer desires to purchase Seller's interest in the Property, upon the terms and conditions set forth in this Agreement. Basic Provisions I. Buyer: SM1848, LLC C/O Douglas M. MacMahon 8214 Westchester Drive Suite 550 Dallas, Texas 75225 Telephone No. 214-520-9000 Email: dm@morancap.com II. Buyer's Counsel: Walls Landry Baker & Oliver PLLC 5910 N. Central Expressway, Suite 1560 Dallas, Texas 75206 Attn: Dan Walls Email: dwalls@wlbofirm.com III. Seller: SRT SF Retail I, LLC c/o L3 Capital, LLC 1 S. Wacker Dr., Suite 3210 Chicago, IL 60661 Attn: Matthew Schreiber and Handlin Duley Telephone No. (312) 878-4864 Email: matthew.schreiber@l3capital.com and handlin.duley@l3capital.com A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8 3.00

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 2 5376942.5 IV. Seller's Counsel: Elkins Kalt Weintraub Reuben Gartside LLP 10345 West Olympic Boulevard Los Angeles, California 90064 Attn: Scott M. Kalt and Nathan A. Sabzerou Telephone No. (310) 746-4402 Email: skalt@elkinskalt.com; nsabzerou@elkinskalt.com V. Broker: Colliers International representing Seller (the “Broker”). VI. Escrow Holder: Chicago Title Insurance Company (“Escrow Holder”) 725 South Figueroa Street, Suite 200 Los Angeles, California 90017 Attn: Terri Gervasi Email: terri.gervasi@ctt.com VII. Title Company: Chicago Title Insurance Company (“Title Company”) 725 South Figueroa Street, Suite 200 Los Angeles, California 90017 Attn: Mike Slinger Email: mike.slinger@ctt.com VIII. Purchase Price: One Hundred Eighty-Two Thousand Five Hundred and No/100 Dollars ($182,500.00) (the "Purchase Price"). IX. Deposit: Thirty Thousand and No/100s Dollars ($30,000.00) (together with interest thereon while held in Escrow, the "Deposit"), payable in accordance with Paragraph 3.1 below. X. Contingency Date: 5:00 p.m. Pacific Standard time on the date which is thirty-five (35) days following the Execution Date (the "Contingency Date"). XI. Closing Date: The date which is thirty (30) days following the Contingency Date (the "Closing Date"). A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 3 5376942.5 Agreement NOW, THEREFORE, incorporating the foregoing recitals, and in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Seller and Buyer agree that the terms and conditions of this Agreement and the instructions to Escrow Holder, with regard to the escrow ("Escrow") created pursuant hereto are as follows: 1. Purchase and Sale. Seller agrees to sell the Property to Buyer, and Buyer agrees to purchase the Property from Seller, upon the terms and conditions set forth in this Agreement. 2. Reserved. 3. Payment of Purchase Price. The Purchase Price for the Property shall be paid by Buyer as set forth below in this Paragraph 3. 3.1 Deposit. Within two (2) business days after the Opening of Escrow, Buyer shall deposit or cause to be deposited with Escrow Holder the Deposit. Escrow Holder shall immediately invest the Deposit in a federally-insured, interest-bearing account. Any interest earned on the Deposit shall be added to and constitute a portion of the “Deposit” for all purposes under the terms of this Agreement. If this Agreement has not been previously terminated by Buyer by delivery to Seller and Escrow Holder of a written notice of termination in accordance with the terms hereof prior to 5:00 p.m. Pacific time on the Contingency Date, then on or before 5:00 p.m. Pacific time on the Contingency Date, the Deposit shall not be refundable unless the transaction contemplated by this Agreement is not consummated as the result of Seller's default or the failure of an express condition precedent set forth in Paragraph 7.4 or 7.5 below. Upon the Close of Escrow (as defined below in Paragraph 4.2), the Deposit (and any interest earned on the Deposit) shall be credited toward payment of the Purchase Price. Notwithstanding any provision set forth in this Agreement, One Hundred Dollars ($100.00) of the Deposit shall be non-refundable in all events (other than Seller's default) and shall be paid to Seller in the event that this Agreement is terminated (other than due to Seller's default) at any time prior to the Close of Escrow (the "Independent Consideration"). The Independent Consideration shall be applicable to the Purchase Price at Closing (as defined below). 3.2 Cash Balance. No later than 11:00 a.m. Pacific time on the Closing Date, Buyer shall deposit or cause to be deposited, with Escrow Holder, in immediately available funds, the balance of the Purchase Price, and such other funds as may be necessary in accordance with the terms hereof to pay for Buyer's share of closing costs and charges set forth in Paragraph 10 below and Buyer's share of prorations set forth on the Proration and Expense Schedule (as defined below in Paragraph 11) payable pursuant to this Agreement. 3.3 Assumption of Obligations. As additional consideration for the purchase and sale of the Property, at Closing Buyer will: (a) assume and perform all of the covenants and obligations of Seller, Seller's predecessors in title and Seller's affiliates (i) pursuant to the contracts and any leases of tenants at the Property, including without limitation, those relating to any tenant deposits, to the extent arising on or after the Closing Date and (ii) pursuant to any leases of tenants at the Property regarding the physical, environmental or legal compliance status of the Property, whether arising before, on or after the Closing Date; and (b) assume and agree to discharge, perform and comply with each and every liability, duty, covenant, debt or obligation of Seller or any of its affiliates (i) resulting from, arising out of, or in any way related to the Materials (as defined below), past, present or future, known or unknown, and (ii) resulting from, arising out of, or in any way related to any licenses and permits, approvals, applications, certificates of occupancy, dedications, subdivision maps and entitlements now or hereafter issued, approved or granted by any governmental entity in connection with the Property and arising on or after the Closing Date. Buyer A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 4 5376942.5 hereby indemnifies and holds Seller harmless from and against any and all claims, liens, damages, demands, causes of action, liabilities, lawsuits, judgments, losses, costs and expenses (including but not limited to attorneys' fees and expenses) (collectively, “Claims”) asserted against or incurred by Seller and arising out of the failure of Buyer to perform its obligations pursuant to this Paragraph 3.3; provided, further, that Seller shall have no obligation to indemnify Buyer for any costs or expenses incurred by Buyer in its performance of its obligations pursuant to this Paragraph 3.3. The provisions of this Paragraph 3.3 shall survive the Closing without limitation. 4. Escrow. 4.1 Opening of Escrow. For the purposes of this Agreement, the Escrow shall be deemed opened ("Opening of Escrow") on the date Escrow Holder receives an original or electronic copy of this Agreement fully executed by Buyer and Seller, which shall occur no later than within two (2) business days after this Agreement is executed and delivered by the parties. Escrow Holder shall promptly notify Buyer and Seller in writing of the Opening of Escrow. Buyer and Seller agree to execute, deliver and be bound by any reasonable or customary supplemental escrow instructions or other instruments reasonably required by Escrow Holder to consummate the transaction contemplated by this Agreement; provided, however, that no such instruments shall be inconsistent or in conflict with, amend or supersede any portion of this Agreement. If there is any conflict or inconsistency between the terms of such instruments and the terms of this Agreement, then the terms of this Agreement shall control. Pursuant to Section 6045(e) of the Internal Revenue Code of 1986, as amended, Escrow Holder shall be designated the "Reporting Person" hereunder and shall be solely responsible for complying with the Tax Reform Act of 1986, as amended, with regard to reporting all settlement information to the Internal Revenue Service. 4.2 Close of Escrow. The Closing shall occur on the Closing Date. For purposes of this Agreement, the "Close of Escrow" or the "Closing" shall be the date that the Deed (as defined below in Paragraph 9.1.1) is recorded in the Official Records of the County (the "Official Records") or, if earlier, the date that the Title Company (as defined below) is irrevocably committed to issue the Title Policy (as defined below). Unless changed in writing by Buyer and Seller, the Close of Escrow shall occur on the Closing Date. 5. Condition of Title. Title to the Property shall be conveyed to Buyer by the Deed subject to the following approved conditions of title (collectively, the "Approved Title Conditions"). 5.1 Taxes. A lien to secure payment of real estate taxes not yet due and payable and a lien for any assessments not delinquent. 5.2 Approved Matters. Matters affecting the Property created by or with the written consent of Buyer or any affiliates thereof. 5.3 Additional Matters. Exceptions that are disclosed by the Report (as defined below in Paragraph 7.1) or any updates thereto and that are approved or deemed approved by Buyer in accordance with the terms of Paragraph 7.1 and matters set forth in the Deed. 5.4 Survey Matters. All matters that would be revealed or disclosed in an accurate survey or inspection of the Property. 5.5 Tenants. Interests of tenants in possession under leases, if any (respectively, the “Tenants” and “Leases”). A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5 5376942.5 5.6 Laws. All laws, ordinances, rules, regulations and restrictions affecting the Property. 6. Buyer's Title Insurance. At the Close of Escrow, the Title Company shall issue to Buyer its standard Owner's Policy of Title Insurance ("Title Policy") in the amount of the Purchase Price showing title to the Property vested in Buyer and subject to the Approved Title Conditions. Buyer shall have the right, at its sole expense, to request and obtain an ALTA extended coverage policy of title insurance, provided that such additional coverage shall not be a condition precedent to, or otherwise excuse or delay any of, Buyer's obligations under this Agreement. Buyer shall have sole responsibility for obtaining, and bearing the cost of, any survey required by the Title Company or desired by Buyer. 7. Conditions Precedent to the Close of Escrow for the Benefit of Buyer. The Close of Escrow and Buyer's obligation to consummate the transaction contemplated by this Agreement are subject to the timely satisfaction or written waiver of the following conditions precedent for Buyer's benefit by the dates designated below: 7.1 Title. Buyer shall have approved the legal description of the Property and any matters of title disclosed by the following documents (collectively, the "Title Documents") prepared and delivered to Buyer by the Title Company: (a) a standard preliminary title report prepared and issued by the Title Company with respect to the Property (the "Report"); and (b) copies of all recorded documents referred to in the Report. Seller shall endeavor to deliver to Buyer the Title Documents within five (5) business days after the Execution Date. Buyer shall have until 5:00 p.m. Pacific time on the date which is seven (7) days prior to the Contingency Date to deliver to Seller written notice ("Buyer's Title Notice") of Buyer's disapproval or conditional approval of any matters shown in or disclosed by the Title Documents. Buyer's failure to timely deliver Buyer's Title Notice shall be deemed to constitute Buyer's approval of all matters of title. If Buyer timely delivers to Seller Buyer's Title Notice, then Seller shall have the right, but not the obligation, to indicate which matters, if any, identified in Buyer's Title Notice will be satisfied or cured (and the manner in which such matters will be satisfied or cured) by the Closing Date by delivering written notice thereof to Buyer ("Seller's Title Notice") within five (5) business days after Seller's receipt of Buyer's Title Notice. Seller's failure to deliver Seller's Title Notice shall be deemed to constitute Seller's election not to satisfy or cure any of the matters set forth in Buyer's Title Notice. Buyer shall have until the Contingency Date to either (y) deliver written notice to Seller approving Seller's Title Notice (or deemed notice), in which case Seller shall satisfy or cure, as applicable, the matters set forth in Seller's Title Notice in the manner set forth therein, if applicable, and the matters set forth in Buyer's Title Notice which are not addressed in Seller's Title Notice shall be deemed to constitute Approved Title Conditions, or (z) disapprove Seller's Title Notice (or deemed notice), in which case this Agreement shall terminate, Escrow Holder shall promptly refund the Deposit (less the Independent Consideration and any title and escrow cancellation charges) and neither party hereunder shall have any further obligations or liabilities under this Agreement, except as specifically set forth herein. If Seller in its sole discretion elects to cure any matters set forth in Buyer's Title Notice, Seller shall have until the Closing Date to do so, provided failure to do so shall in no way be deemed a default by Seller hereunder. If such cure cannot be accomplished within such time, and Buyer has not waived its objections by the Closing Date, this Agreement shall terminate, the Deposit shall be returned to Buyer and neither party shall have any further obligations under this Agreement except as specifically set forth in this Agreement. Buyer's failure to timely notify Seller in writing on or before 5:00 p.m. (Pacific time) on the Contingency Date of its disapproval of any matters set forth in Seller's Title Notice (or deemed notice) shall be deemed Buyer's election to waive its title objections. 7.2 Physical Inspections and Studies. Subject to Paragraph 14 below, Buyer shall have the right to approve or disapprove, in Buyer's sole discretion, the results of Buyer's inspections, investigations, tests and studies, including, without limitation, investigations with regard to zoning, building codes and other governmental regulations, architectural inspections, engineering tests, and soils, seismic A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 6 5376942.5 and geologic reports with respect to the land on which the Property is located, inspections of all or any portion of the Property (including, without limitation, structural, mechanical and electrical systems, roofs, pavement, landscaping and public utilities), and any other physical inspections and/or investigations (collectively, the "Tests") as Buyer may elect to make or obtain in accordance with the terms of this Agreement by delivering written notice thereof to Seller and Escrow Holder on or before 5:00 p.m. Pacific time on the Contingency Date. Buyer's timely notice of disapproval of any of the Tests shall constitute Buyer's election to terminate this Agreement. Buyer's failure to timely disapprove the results of the Tests shall be deemed to constitute Buyer's approval thereof and waiver of this condition. 7.3 Review and Approval of Materials. Prior to 5:00 p.m. Pacific time on Contingency Date, Buyer may, on at least one (1) business days' notice to Seller, review any documents (other than the Excluded Materials [as defined below]) relating to the physical or environmental condition of the Property, any leases for tenants occupying the Property, and service contracts for the Property, that are located at Seller's offices or at the offices of Seller's property manager for the Property (such documents available for Buyer's review that are located at the offices of Seller or at the offices of Seller's property manager, are collectively referred to as the "Materials"). Seller makes no representations or warranties of any kind whatsoever to Buyer as to the accuracy or completeness of the content of the Materials or any other information delivered to or made available to Buyer pursuant to this Agreement, and Seller shall not have any liability or responsibility to Buyer with respect to the accuracy or completeness of any of the Materials or other information or based upon or arising out of any use Buyer may make of the Materials or other information. Buyer shall have the right to approve or disapprove the Materials in Buyer's sole discretion by delivering written notice thereof to Seller on or before 5:00 p.m. Pacific time on the Contingency Date, and, if Buyer disapproves of any such Materials (or if Buyer otherwise determines that the Property is not suitable for Buyer, in Buyer’s sole discretion, for any reason or no reason), Buyer may terminate this Agreement by written notice to Seller and the Escrow Holder on or before 5:00 p.m. Pacific time on the Contingency Date. Buyer's failure to timely disapprove the Materials shall be deemed to constitute Buyer's approval thereof and waiver of this condition. For purposes of this Agreement, the term "Excluded Materials" shall mean any appraisals, internal reports, valuations, other offers or agreements relating to the acquisition or sale of the Property, economic evaluations of the Property, documents pertaining to Seller's entity, reports regarding the Property prepared by Seller or any affiliate of Seller for the internal use or for the information of the investors in Seller, and any other proprietary information not relating to the physical condition of the Property. Buyer acknowledges that it has no right to review any of the Excluded Materials. Further, within five (5) business day of the Opening of Escrow, Seller shall make available to Buyer via virtual data room or other electronic format the Materials listed on Schedule 7.3 attached to this Agreement and incorporated herein, but only to the extent that such Materials relate to the Property, do not constitute Excluded Materials, and are in the possession or control of Seller or its property manager. 7.4 Tenant Estoppel Certificates; Condo Association Estoppels. Following the Opening of Escrow and continuing until the Close of Escrow, Seller shall use commercially reasonable efforts to obtain for the benefit of Buyer and any lender of Buyer estoppel certificates from the existing Tenants of the Property ("Tenant Estoppel Certificates") prior to the Closing Date. The Tenant Estoppel Certificates shall be substantially in the form of Exhibit F or in such other form which a particular tenant is required to execute pursuant to its Lease. Seller shall also use commercially reasonable efforts to obtain for the benefit of Buyer and any lender of Buyer an estoppel certificate from the Condo Association (as defined in Schedule 7.3) certifying that the Declaration(s) (as defined in Schedule 7.3) are unmodified and in full force and effect, that there are no uncured events of default with respect to the Property under the Declarations, the amount of any current general assessments and planned special assessments with respect to the Property (if any), and that there are no amounts currently owing from Buyer to the Association (an “Association Estoppel Certificate”). Notwithstanding anything to the contrary contained in this Agreement, Seller shall not be in default of this Agreement for failing to obtain the Tenant Estoppel A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 7 5376942.5 Certificates or the Association Estoppel Certificates, and receipt of the Tenant Estoppel Certificates and/or the Association Estoppel Certificates shall in no event be a condition precedent to Close of Escrow. 7.5 Representations and Warranties. Subject to any Representation Matters (as defined in Paragraph 13.1) discovered by Buyer or Seller, all representations and warranties of Seller contained in Paragraph 13.1 of this Agreement shall be true and correct in all material respects as of the date made and as of the Close of Escrow with the same effect as if those representations and warranties were made at and as of the Close of Escrow. 7.6 Covenants. By the Closing Date, Seller shall not be in material default in the performance of any material covenant or agreement to be performed by Seller under this Agreement. The conditions set forth in this Paragraph 7 are solely for the benefit of Buyer and may be waived only by Buyer. Buyer shall at all times have the right to waive any condition. Nothing contained in this Agreement shall require Seller to bring any suit or other proceeding or to pay any substantial sum, to satisfy any of such conditions. If any of the conditions in this Paragraph 7 is not timely satisfied or waived by Buyer, Buyer shall deliver written notice to Escrow Holder and Seller on or before the applicable date relating to such condition and describing the condition that has not been satisfied or waived, and unless such failure is due to a material default by Seller in which case the provisions of Paragraph 15 of this Agreement shall apply, Buyer shall have the right by such notice to terminate this Agreement and the Escrow. If Buyer timely terminates this Agreement in accordance with the foregoing, the Deposit (less the Independent Consideration), or such portion thereof that has theretofore been deposited by Buyer with Escrow Holder (less one-half of any escrow and title cancellation fees and costs) shall either be refunded to Buyer or paid over to Seller as provided herein, all documents deposited into Escrow shall be returned to the party depositing such documents, and neither party shall have any further rights or obligations under this Agreement, except for those rights or obligations which expressly survive the termination of this Agreement. If Buyer does not timely deliver notice of such failed conditions, Buyer shall be deemed to have waived the same. Buyer hereby acknowledges and agrees that, notwithstanding the failure of any condition or the breach of any obligation of Seller under this Agreement, the occurrence of the Closing shall constitute conclusive evidence that Seller has fully performed all of its obligations under this Agreement or that Buyer has waived any claim it may have with respect to the same. 8. Conditions Precedent to the Close of Escrow for the Benefit of Seller. The Close of Escrow and Seller's obligations with respect to the transaction contemplated by this Agreement are subject to the timely satisfaction or written waiver of the following conditions precedent for Seller's benefit by the dates designated below: 8.1 Buyer's Deliveries. Buyer shall have delivered to Escrow Holder the funds and documents described in and pursuant to Paragraph 9.2. 8.2 Representations and Warranties. All representations and warranties of Buyer contained in Paragraph 13.2 of this Agreement shall be true and correct in all material respects as of the date made and as of the Close of Escrow with the same effect as if those representations and warranties were made at and as of the Close of Escrow. 8.3 Covenants. By the Closing Date, Buyer shall not be in material default in the performance of any material covenant or agreement to be performed by Buyer under this Agreement. The conditions set forth in this Paragraph 8 are solely for the benefit of Seller and may be waived only by Seller. Seller shall at all times have the right to waive any condition. Any such waiver or waivers shall be in writing and shall be delivered to Buyer and Escrow Holder. If any of the conditions in A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 8 5376942.5 this Paragraph 8 is not satisfied or has not been so waived by Seller prior to the scheduled Closing Date, Seller shall deliver written notice to Buyer describing the condition that has not been satisfied or waived, and if such condition remains unsatisfied as of the scheduled Closing Date, then, subject to the provisions of Paragraph 15 of this Agreement, if applicable, Seller shall have the right to terminate this Agreement and the Escrow by written notice to Buyer and Escrow Holder. If Seller terminates this Agreement in accordance with the foregoing, the Deposit shall be paid over to Seller, all documents deposited into Escrow shall be returned to the party depositing such documents, and neither party shall have any further rights or obligations under this Agreement, except for those rights or obligations which expressly survive the termination of this Agreement. 9. Deliveries to Escrow Holder. 9.1 Deliveries by Seller. At least one (1) business day prior to the Closing Date, Seller shall deposit or cause to be deposited with Escrow Holder the following documents and instruments: 9.1.1 Deed. Seller shall deliver to Escrow Holder a grant deed in the form attached as Exhibit B, duly executed by Seller and acknowledged ("Deed"). 9.1.2 FIRPTA. Seller shall deliver to Escrow Holder a Transferor's Certification of Non-Foreign Status in the form attached as Exhibit C, duly executed by Seller and a California Form RE-593 duly executed by Seller (collectively, "FIRPTA Certificate"). 9.1.3 Lease Assignment. If applicable, Seller shall deliver to Escrow Holder four (4) original counterparts of an Assignment and Assumption of Leases in the form attached hereto as Exhibit D ("Lease Assignment"), duly executed by Seller. 9.1.4 General Assignment. Seller shall deliver to Escrow Holder four (4) original counterparts of a General Assignment and Bill of Sale in the form attached hereto as Exhibit E ("General Assignment"), duly executed by Seller. 9.1.5 Estoppel Certificates. To the extent received by and in the possession of Seller, Seller shall deliver to Escrow Holder original executed Tenant Estoppel Certificates and Association Estoppel Certificates. 9.2 Deliveries by Buyer. At least one (1) business day prior to the Closing Date (except for funds pursuant to Paragraph 9.2.1, which shall be deposited no later than 11:00 a.m. Pacific time on the Closing Date), Buyer shall deposit or cause to be deposited with Escrow Holder the following: 9.2.1 Funds. Buyer shall deliver to Escrow Holder funds which are to be applied toward payment of the Purchase Price in the amounts and at the times designated above in Paragraph 3 (as adjusted by the Proration and Expense Schedule). 9.2.2 Lease Assignment. Buyer shall deliver to Escrow Holder four (4) original counterparts of the Lease Assignment duly executed by Buyer. 9.2.3 General Assignment. Buyer shall deliver to Escrow Holder four (4) original counterparts of the General Assignment duly executed by Buyer. 9.2.4 PCOR. Buyer shall deliver to Escrow Holder a duly executed Preliminary Change in Ownership Report, in a form approved by the Title Company and Seller. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 9 5376942.5 10. Costs and Expenses. If the transaction contemplated by this Agreement is consummated, then Seller shall bear the following costs and expenses: (A) one-half (1/2) of Escrow Holder's fees; (B) documentary transfer taxes payable in connection with the recording of the Deed; (C) the premium for a ALTA standard coverage owner's policy of title insurance in the amount of the Purchase Price; and (D) Seller's share of prorations. If the transaction contemplated by this Agreement is consummated, then Buyer shall bear the following costs and expenses: (W) all costs of the Title Policy in excess of the portion of the premium described in (C) above, including any cost attributable to ALTA extended coverage, if any, the cost of any survey and the cost of any endorsements to the Title Policy; (X) all document recording charges; (Y) one-half (1/2) of Escrow Holder's fees; and (Z) Buyer's share of prorations. If, as a result of no fault of Buyer or Seller, Escrow fails to close, Seller shall bear the cost of the Report (if any), Buyer and Seller shall share equally all of Escrow Holder's fees and charges (other than the Report); however, if the transaction fails to close as the result of the default of either party, then such defaulting party shall bear all Escrow Holder's fees and expenses. Buyer shall bear all costs associated with its due diligence inspections regarding the Property. Subject to the provisions of Paragraph 18 below, each party shall bear the cost of its own attorneys and consultants. All other costs and expenses shall be allocated between Buyer and Seller in accordance with the customary practice of the City and County for transactions of this type. 11. Prorations. 11.1 All revenues and expenses relating to the Property, including without limitation, real property taxes and assessments, utility charges and the like, shall be prorated on an accrual basis as of the Close of Escrow; provided, however, rentals (if any) shall be prorated on a cash received basis. Such proration shall be made as of 12:01 A.M. (Pacific time) on the Closing Date (the "Proration Time"). If any rents under any of the leases for space at the Property shall be accrued and unpaid at the Closing Date, the rents collected by Buyer on or after the Closing Date shall first be applied to rents due at the time of such collection on or after the Closing Date, with the balance payable to the Seller to the extent of rents delinquent as of the Closing Date; provided that Buyer shall use commercially reasonable diligent efforts to collect any delinquent rents, but shall not be required to institute any proceeding or incur any material out-of-pocket costs to collect any rents accrued and unpaid on the Closing Date. Seller shall not be entitled to bring any actions or proceedings against any Tenant(s) for such delinquencies. If the parties are unable to obtain final meter readings from all applicable meters as of the Close of Escrow, such expenses shall be reasonably estimated as of the Close of Escrow on the basis of the prior operating history of the Property. All monthly prorations shall be calculated on actual days of the applicable month and all annual prorations shall be calculated based on a 365-day year. Not less than five (5) business days prior to the Close of Escrow, Seller and Buyer shall agree upon a schedule of expenses and prorations ("Proration and Expense Schedule"). If any prorations, apportionments or computations made under this Paragraph 11 shall require final adjustment because the information is unavailable at the Proration Time, then the parties shall make the appropriate adjustments promptly when accurate information becomes available and either party hereto shall be entitled to an adjustment to correct the same. Such adjustments shall be made as soon as complete and accurate information becomes available, but in all events no later than 180 days after the Closing. Any corrected adjustment or proration shall be paid promptly in cash to the party entitled thereto. 11.2 Seller shall pay over to or credit Buyer at Closing (i) any cash security deposits (together with any interest accrued thereon which inures to the benefit of Tenant pursuant to the terms of the applicable Lease) held by Seller pursuant to any Leases of Tenants at the Property, if any, (ii) any unpaid or unaccrued tenant improvement allowance or free rent concession owing to any Tenant(s) under the Lease(s), if any, and (iii) any brokerage commissions owing in connection with the Leases as of the Close of Escrow, if any. Notwithstanding the foregoing, subject to Section 21.2 below, all tenant improvement costs and allowances and all brokerage commissions and finders fees shall be prorated with respect to all leases and lease modifications entered into between the Execution Date and the Closing Date (if any, each being a “New Lease”) based on the portion of the lease term that pertains to periods on or after the Closing, A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 10 5376942.5 with Seller only being responsible for such costs multiplied by a fraction, the numerator of which is the number of days prior to the Closing that Seller has received rent from such tenant under the new lease or lease modification and the denominator of which is the total number of days in such new lease term, and Buyer being solely responsible for the balance of such costs. 11.3 Notwithstanding Paragraph 11.1 to the contrary, Tenant(s) (if any) may be obligated to pay, as additional rent, certain pass-throughs of operating and similar expenses pursuant to the terms of the applicable Lease(s) (collectively, “Additional Rents”), if any. As to any Additional Rents that are based on estimates and that are subject to adjustment or reconciliation pursuant to such Leases after the Closing Date, prior to the Close of Escrow, Seller shall provide Buyer with a summary (the “Stub Period Amounts Reconciliation”) of the amounts of Additional Rent collected by Seller and the applicable costs and expenses expended by Seller for the period from January 1, 2024 through and including the last day of the month in which the Closing Date occurs (the “Stub Period Amounts”); it being understood that certain Stub Period Amounts, if not based on actual amounts (such as certain operating expenses for the month in which the Closing Date occurs), may be reasonably estimated by Seller. Any amount shown to be owed by Seller to the Tenants of the Property under the Stub Period Amounts Reconciliation shall be credited to Buyer at the Closing, and any amounts shown to be owed to Seller by Tenants of the Property under the Stub Period Amounts Reconciliation shall be credited to Seller at the Closing. The obligations of the parties under this Paragraph 11 shall survive the Close of Escrow for nine (9) months and shall not merge with the Deed. 12. Disbursements and Other Actions by Escrow Holder. Upon the Close of Escrow, Escrow Holder shall promptly undertake all of the following in the manner and order set forth. 12.1 Disburse Funds. Escrow Holder shall credit all matters addressed in Paragraphs 3 and 10 and prorate all matters addressed in Paragraph 11 based upon the Proration and Expense Schedule and disburse the balance of the Purchase Price to Seller promptly upon the Close of Escrow and remaining funds, if any, to Buyer. 12.2 Recording. Escrow Holder shall cause the Deed, and any other documents which the parties hereto may mutually direct, to be recorded in the Official Records and obtain conformed copies thereof for distribution to Buyer and Seller. 12.3 Documents to Seller. Escrow Holder shall disburse to Seller two (2) originals of the Lease Assignment, two (2) originals of the General Assignment and one (1) conformed copy of the Deed. 12.4 Documents to Buyer. Escrow Holder shall deliver to Buyer the original FIRPTA Certificate executed by Seller, two (2) originals of the Lease Assignment, two (2) originals of the General Assignment, originals of any Tenant Estoppel Certificates, and one (1) conformed copy of the Deed. 12.5 Title Company. Escrow Holder shall direct the Title Company to issue the Title Policy to Buyer. 13. Representations and Warranties. 13.1 Seller's Representations and Warranties. In consideration of Buyer entering into this Agreement and as an inducement to Buyer to buy the Property, Seller makes the following representations and warranties, each of which is material and is being relied upon by Buyer (and the truth and accuracy of which shall constitute a condition precedent to Buyer's obligations hereunder). The phrase A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 11 5376942.5 "to Seller's knowledge" used herein, shall mean the actual, then current knowledge of Matthew Schreiber without any undertaking or duty to undertake any independent investigation or inquiry and shall not include any facts that are known or that become known to Buyer or Buyer's agents, employees, contractors, attorneys or representatives. In no event shall Matthew Schreiber have any personal liability under this Agreement. 13.1.1 Formation, Existence, Power. Seller is duly formed and in existence in the jurisdiction of its formation and is qualified to do business in the jurisdiction in which the Property is located; Seller has the legal power, right and authority to enter into this Agreement and the instruments referenced herein, and to consummate the transaction contemplated by this Agreement. 13.1.2 Requisite Action. All requisite action (corporate, trust, partnership or otherwise) has been taken by Seller in connection with entering into this Agreement, the instruments referenced herein, and the consummation of the transaction contemplated by this Agreement. No consent of any partner, shareholder, trustee, trustor, beneficiary, creditor, investor, judicial or administrative body, governmental authority or other party is required for Seller to consummate the transaction contemplated by this Agreement. 13.1.3 Individual Authority. The individuals executing this Agreement and the instruments referenced herein on behalf of Seller and the partners of Seller, if any, have the legal power, right, and actual authority to bind Seller to the terms and conditions hereof and thereof. 13.1.4 No Conflict. Neither the execution and delivery of this Agreement and the documents and instruments referenced herein, nor the occurrence of the obligations set forth herein, nor the consummation of the transaction contemplated herein, nor compliance with the terms of this Agreement and the documents and instruments referenced herein conflict with or result in the material breach of any terms, conditions or provisions of, or constitute a default under, any bond, note, or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan, partnership agreement, lease or other agreement or instrument to which Seller is a party or affecting the Property. 13.1.5 Bankruptcy. Seller has not (a) commenced a voluntary case, or had entered against it a petition, for relief under any federal bankruptcy act or any similar petition, order or decree under any federal or state law or statute relative to bankruptcy, insolvency or other relief for debtors, (b) caused, suffered or consented to the appointment of a receiver, trustee, administrator, conservator, liquidator, or similar official in any federal, state, or foreign judicial or non-judicial proceeding, to hold, administer and/or liquidate all or substantially all of its assets, or (c) made an assignment for the benefit of creditors. 13.1.6 Leases; Rent Roll. To Seller’s knowledge, Seller has delivered to Buyer true and complete copies of all Leases (including any amendments or modifications thereto), if any, and there are no Leases or tenants or other persons or entities with rights to the Property, except for Lease(s) that have been delivered to Buyer in accordance with Paragraph 7.3 above. The Rent Roll delivered to Buyer pursuant to Paragraph 7.3 above is accurate with respect to each Lease. Except as disclosed in the Rent Roll, there are no unaccrued free rent periods or tenant improvement allowances or other cash concessions owing to any Tenant. Seller has not received any notice of any uncured event of default under a Lease, and no commissions are owing with respect to any existing Lease (excluding any New Leases), except for commission that will be paid by Seller as of the Close of Escrow, if any. 13.1.7 Violations. No written notice has been served on or delivered to Seller from any entity, governmental body or individual claiming any violation of any statutes and laws by Seller which violation remains uncured. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 12 5376942.5 13.1.8 Litigation; Condemnation. Seller has not received written notice that there are pending or threatened condemnation, eminent domain, litigation or similar proceedings involving all or any portion of the Property. The representations and warranties of Seller set forth in this Paragraph 13.1 shall survive the Close of Escrow for a period of six (6) months, but not thereafter, it being the intention of the parties that all suits or actions for breach of any such representations and warranties must be commenced, if at all, within said six (6) months of the Close of Escrow or they shall be forever barred. Notwithstanding the foregoing, if, prior to the Closing Date, Buyer or Seller should learn, discover or become aware of any existing or new item, fact or circumstance which renders a representation or warranty of Seller set forth herein incorrect or untrue in any material respect (collectively, the "Representation Matter"), then the party who has learned, discovered or become aware of such Representation Matter shall promptly give written notice thereof to the other party and Seller's representations and warranties shall be automatically limited to account for the Representation Matter. If, prior to the Closing Date, Buyer discovers or is notified of a Representation Matter that has a material, adverse impact on the value of the Property, then, subject to Paragraph 15.2 (if applicable), Buyer shall have the right, as its sole remedy to terminate this Agreement and obtain a refund of the Deposit (less the Independent Consideration) by providing written notice thereof to Seller no later than five (5) business days after Buyer learns or is notified of such Representation Matter; provided, however, Buyer shall have no right to terminate this Agreement for any Representation Matter arising from a change in circumstances that is either (a) outside of the control of Seller or (b) otherwise permitted under this Agreement. Upon such termination, neither party hereunder shall have any further obligations or liabilities under this Agreement except as specifically set forth herein. If Buyer does not timely terminate this Agreement, then Seller's representations and warranties shall be automatically limited to account for the Representation Matter, Buyer shall be deemed to have waived Buyer's right to pursue any remedy for breach of the representation or warranty made untrue on account of such Representation Matter, and the parties shall proceed to the Close of Escrow. 13.2 Buyer's Representations and Warranties. In consideration of Seller entering into this Agreement and as an inducement to Seller to sell the Property, Buyer makes the following representations and warranties, each of which is material and is being relied upon by Seller (and the truth and accuracy of which shall constitute a condition precedent to Seller's obligations hereunder). 13.2.1 Power. Buyer has the legal power, right and authority to enter into this Agreement and the instruments referenced herein, and to consummate the transaction contemplated by this Agreement. 13.2.2 Requisite Action. All requisite action (corporate, trust, partnership or otherwise) has been taken by Buyer in connection with entering into this Agreement and the instruments referenced herein; and, by the Close of Escrow all such necessary action will have been taken to authorize the consummation of the transaction contemplated by this Agreement. By the Close of Escrow no additional consent of any partner, shareholder, trustee, trustor, beneficiary, creditor, investor, judicial or administrative body, governmental authority or other party shall be required for Buyer to consummate the transaction contemplated by this Agreement. 13.2.3 Individual Authority. The individuals executing this Agreement and the instruments referenced herein on behalf of Buyer have the legal power, right, and actual authority to bind Buyer to the terms and conditions hereof and thereof. 13.2.4 No Conflict. Neither the execution and delivery of this Agreement and the documents and instruments referenced herein, nor the occurrence of the obligations set forth herein, nor the consummation of the transaction contemplated herein, nor compliance with the terms of this Agreement A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 13 5376942.5 and the documents and instruments referenced herein conflict with or result in the material breach of any terms, conditions or provisions of, or constitute a default under, any bond, note, or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan, partnership agreement, lease or other agreement or instrument to which Buyer is a party. 13.2.5 Bankruptcy. Buyer has not (a) commenced a voluntary case, or had entered against it a petition, for relief under any federal bankruptcy act or any similar petition, order or decree under any federal or state law or statute relative to bankruptcy, insolvency or other relief for debtors, (b) caused, suffered or consented to the appointment of a receiver, trustee, administrator, conservator, liquidator, or similar official in any federal, state, or foreign judicial or non-judicial proceeding, to hold, administer and/or liquidate all or substantially all of its assets, or (c) made an assignment for the benefit of creditors. 13.2.6 Prohibited Persons and Transactions. Neither Buyer nor any of its affiliates, nor any of their respective members, and none of their respective officers or directors is, nor prior to Closing or the earlier termination of this Agreement, will they become, a person or entity with whom U.S. persons or entities are restricted from doing business under regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury (including those named on OFAC’s Specially Designated Blocked Persons List) or under any U.S. statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism) or other governmental action and is not and prior to Closing or the earlier termination of this Agreement will not engage in any dealings or transactions with or be otherwise associated with such persons or entities. 13.3 As-Is/Release. AS A MATERIAL INDUCEMENT TO THE EXECUTION AND DELIVERY OF THIS AGREEMENT BY SELLER AND THE PERFORMANCE BY SELLER OF ITS DUTIES AND OBLIGATIONS HEREUNDER, BUYER DOES HEREBY ACKNOWLEDGE, REPRESENT, WARRANT AND AGREE, TO AND WITH THE SELLER, THAT, (A) EXCEPT AS EXPRESSLY SET FORTH IN PARAGRAPH 13.1 AND FOR THE DURATION THEREOF, BUYER IS PURCHASING THE PROPERTY IN AN "AS-IS" AND “WHERE IS” CONDITION, WITH ALL FAULTS, AS OF THE DATE OF THE CLOSE OF ESCROW WITH RESPECT TO ANY FACTS, CIRCUMSTANCES, CONDITIONS AND DEFECTS; (B) SELLER HAS NO OBLIGATION TO REPAIR OR CORRECT ANY SUCH FACTS, CIRCUMSTANCES, CONDITIONS OR DEFECTS OR COMPENSATE BUYER FOR SAME; (C) BY THE CLOSE OF ESCROW, BUYER SHALL HAVE UNDERTAKEN ALL SUCH PHYSICAL INSPECTIONS AND EXAMINATIONS OF THE PROPERTY AS BUYER DEEMS NECESSARY OR APPROPRIATE UNDER THE CIRCUMSTANCES, AND THAT BASED UPON SAME, BUYER IS AND WILL BE RELYING STRICTLY AND SOLELY UPON SUCH INSPECTIONS AND EXAMINATIONS AND THE ADVICE AND COUNSEL OF ITS AGENTS AND OFFICERS (AND NOT UPON ANY REPRESENTATIONS OR WARRANTIES OF SELLER), AND BUYER IS AND WILL BE FULLY SATISFIED THAT THE PURCHASE PRICE IS FAIR AND ADEQUATE CONSIDERATION FOR THE PROPERTY; (D) EXCEPT AS EXPRESSLY SET FORTH IN PARAGRAPH 13.1 AND FOR THE DURATION THEREOF, SELLER IS NOT MAKING AND HAS NOT MADE ANY WARRANTY OR REPRESENTATION WITH RESPECT TO ALL OR ANY PART OF THE PROPERTY (INCLUDING, BUT NOT LIMITED TO, ANY MATTERS CONTAINED IN DOCUMENTS MADE AVAILABLE OR DELIVERED TO BUYER IN CONNECTION WITH THIS AGREEMENT), AND ANY WARRANTY OR REPRESENTATION MADE IN PARAGRAPH 13.1 HAS NOT BEEN MADE AS AN INDUCEMENT TO BUYER TO ENTER INTO THIS ESCROW AND THEREAFTER TO PURCHASE THE PROPERTY OR FOR ANY OTHER PURPOSE; (E) IN FURTHERANCE OF, AND NOT IN LIMITATION OF, THE FOREGOING, SELLER HAS AND HEREBY SPECIFICALLY DISCLAIMS, AND NEITHER IT NOR ANY OTHER PERSON IS MAKING, ANY REPRESENTATION, A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 14 5376942.5 WARRANTY, ASSURANCE , PROMISE, COVENANT, AGREEMENT OR GUARANTY WHATSOEVER TO BUYER AND NO WARRANTIES, REPRESENTATIONS, ASSURANCES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTEES OF ANY KIND OR CHARACTER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, ARE MADE BY SELLER OR RELIED UPON BY BUYER WITH RESPECT TO THE PROPERTY (OR ANY PORTION THEREOF), THE STATUS OF TITLE TO OR THE MAINTENANCE, REPAIR, CONDITION, DESIGN, LEASING OR MARKETABILITY OF THE PROPERTY, OR ANY PORTION THEREOF; (F) THE FOREGOING DISCLAIMERS OF REPRESENTATIONS, WARRANTIES, ASSURANCES, PROMISES, COVENANTS, AGREEMENTS AND GUARANTEES INCLUDE, BUT ARE NOT LIMITED TO, DISCLAIMERS IN CONNECTION WITH, AND/OR WITH RESPECT TO, THE FOLLOWING MATTERS (ALL OF WHICH ARE HEREBY SPECIFICALLY DISCLAIMED BY SELLER, AND ALL OF WHICH BUYER HEREBY ACKNOWLEDGES IT IS NOT RELYING UPON): (I) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY OR MARKETABILITY, (II) ANY IMPLIED OR EXPRESS WARRANTY OF HABITABILITY OR FITNESS FOR A PARTICULAR PURPOSE, (III) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, (IV) ANY RIGHTS OF BUYER UNDER APPROPRIATE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION, (V) ANY CLAIM BY BUYER FOR DAMAGES BECAUSE OF DEFECTS, WHETHER KNOWN OR UNKNOWN, NOW OR HEREAFTER EXISTING, WITH RESPECT TO THE PROPERTY OR THE PERSONAL PROPERTY RELATING TO THE PROPERTY, (VI) THE FINANCIAL CONDITION OR PROSPECTS OF THE PROPERTY AND, (VII) LEASES OR OCCUPANCY AGREEMENTS WITH RESPECT TO THE PROPERTY OR THE ABILITY TO LEASE THE PROPERTY OR ANY PORTION THEREOF, (VIII) THE COMPLIANCE OR LACK THEREOF OF THE PROPERTY OR ANY PORTION THEREOF (OR THE OPERATION THEREOF) WITH GOVERNMENTAL OR QUASI-GOVERNMENTAL LAWS, RULES, ORDINANCES OR REGULATIONS (INCLUDING, WITHOUT LIMITATION, ANY ZONING LAWS, ORDINANCES OR REQUIREMENTS), (IX) THE NATURE, QUALITY OR PHYSICAL CONDITION OF THE PROPERTY, (X) THE CONSTRUCTION OF THE PROPERTY OR WHETHER THERE EXISTS ANY CONSTRUCTION DEFECTS THEREIN, (XI) THE WATER, SOIL AND GEOLOGY OF THE PROPERTY OR RELATING THERETO, (XII) THE INCOME TO BE DERIVED FROM THE PROPERTY, (XIII) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH BUYER MAY CONDUCT THEREON, (XIV) THE COMPLIANCE OF OR BY THE PROPERTY (OR THE OPERATION THEREOF) WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY OTHER BODY HAVING JURISDICTION THEREOVER, (XV) THE STATUS OR CONDITION OF ENTITLEMENTS PERTAINING TO THE PROPERTY, (XVI) ANY MATTER REGARDING TERMITES OR WASTES, AS DEFINED BY THE U.S. ENVIRONMENTAL PROTECTION AGENCY REGULATIONS AT 40 C.F.R., (XV) ANY MATTERS RELATING TO HAZARDOUS MATERIALS, HAZARDOUS SUBSTANCES OR ENVIRONMENTAL LAWS, RULES, REGULATIONS OR REQUIREMENTS, AND (XVI) THE ADEQUACY OF PARKING IN CONNECTION WITH THE PROPERTY, AND (G) BY REASON OF ALL OF THE FOREGOING, BUYER SHALL ASSUME THE FULL RISK OF ANY LOSS OR DAMAGE OCCASIONED BY ANY FACT, CIRCUMSTANCE, CONDITION OR DEFECT PERTAINING TO THE PROPERTY, INCLUDING WITHOUT LIMITATION THE PRESENCE OF ANY ASBESTOS CONTAINING MATERIAL, HAZARDOUS, TOXIC OR RADIOACTIVE WASTE, SUBSTANCE OR MATERIALS IN, ON, UNDER OR ABOUT THE PROPERTY, AND BUYER HEREBY EXPRESSLY AND UNCONDITIONALLY WAIVES AND RELEASES SELLER AND ALL OF ITS PARENTS, SUBSIDIARIES, AFFILIATES AND PARTNERSHIPS, OFFICERS, DIRECTORS, PROPERTY MANAGERS, ASSET MANAGERS, MANAGERS, SHAREHOLDERS, PARTNERS, MEMBERS, REPRESENTATIVES, AGENTS AND EMPLOYEES, AND THEIR RESPECTIVE SUCCESSORS, HEIRS AND ASSIGNS AND EACH OF THEM (INDIVIDUALLY AND COLLECTIVELY, THE "RELEASED PARTIES") FROM ANY AND ALL RIGHTS AND CLAIMS AGAINST SELLER AND/OR THE RELEASED PARTIES WITH RESPECT TO THE PROPERTY OR MATTERS A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 15 5376942.5 RELATING TO THE PROPERTY (INCLUDING WITHOUT LIMITATION (I) THE CONDITION, VALUATION, MARKETABILITY OR UTILITY OF THE PROPERTY, (II) IN CONNECTION WITH ANY LEASES OR OCCUPANCY AGREEMENTS RELATING TO THE PROPERTY, (III) ANY RIGHTS OF BUYER UNDER THE STATE OR FEDERAL COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT, AS AMENDED FROM TIME TO TIME, ANY OTHER ENVIRONMENTAL OR HAZARDOUS MATERIAL LAWS OR OTHER SIMILAR LAWS, (IV) IN CONNECTION WITH LATENT, PATENT, ALLEGED OR ACTUAL DESIGN OR CONSTRUCTION DEFICIENCIES OR DEFECTS (WHETHER RESULTING FROM ANY ACTS OR OMISSIONS OF SELLER, ANY SELLER PARTY, ANY PRIOR OWNER OF ALL OR ANY PORTION OF THE PROPERTY, OR ANY OTHER PARTY), AND (VI) ANY OTHER MATTERS REFERENCED IN THIS PARAGRAPH 13.3). BUYER ACKNOWLEDGES AND AGREES THAT THE FOREGOING WAIVER AND RELEASE INCLUDES ALL RIGHTS AND CLAIMS OF BUYER (AND ANY PERSON OR ENTITY CLAIMING BY, OR THROUGH, BUYER) AGAINST SELLER AND/OR ANY OTHER RELEASED PARTIES PERTAINING TO THE PROPERTY, WHETHER HERETOFORE OR NOW EXISTING OR HEREAFTER ARISING, OR WHICH COULD, MIGHT, OR MAY BE CLAIMED TO EXIST, OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, LIQUIDATED OR UNLIQUIDATED, EACH AS THOUGH FULLY SET FORTH HEREIN AT LENGTH, WHICH IN ANY WAY ARISE OUT OF, OR ARE CONNECTED WITH, OR RELATE TO, THE PROPERTY. THIS RELEASE INCLUDES CLAIMS OF WHICH BUYER IS PRESENTLY UNAWARE OF WHICH BUYER DOES NOT PRESENTLY SUSPECT TO EXIST WHICH, IF KNOWN BY BUYER, WOULD MATERIALLY AFFECT BUYER'S RELEASE TO SELLER AND/OR THE OTHER RELEASED PARTIES. IN CONNECTION AND TO THE EXTENT PERMITTED BY LAW, BUYER HEREBY AGREES, REPRESENTS AND WARRANTS THAT BUYER REALIZES AND ACKNOWLEDGES THAT FACTUAL MATTERS NOW UNKNOWN TO IT MAY HAVE GIVEN OR MAY HEREAFTER GIVE RISE TO CAUSES OF ACTION, CLAIMS, DEMANDS, DEBTS, CONTROVERSIES, DAMAGES, COSTS, LOSSES AND EXPENSES WHICH ARE PRESENTLY UNKNOWN, UNANTICIPATED AND UNSUSPECTED, AND BUYER FURTHER AGREES, REPRESENTS AND WARRANTS THAT THE WAIVERS AND RELEASES HEREIN HAVE BEEN NEGOTIATED AND AGREED UPON IN LIGHT OF THAT REALIZATION AND THAT BUYER NEVERTHELESS HEREBY INTENDS TO RELEASE, DISCHARGE AND ACQUIT SELLER AND THE OTHER RELEASED PARTIES FROM ANY SUCH UNKNOWN CAUSES OF ACTION, CLAIMS, DEMANDS, DEBTS, CONTROVERSIES, DAMAGES, COSTS, LOSSES AND EXPENSES. THE FOREGOING WAIVERS AND RELEASES BY BUYER SHALL SURVIVE (A) THE CLOSING AND THE RECORDATION OF THE DEED, AND SHALL NOT BE DEEMED MERGED INTO THE DEED UPON ITS RECORDATION, AND/OR (B) ANY TERMINATION OF THIS AGREEMENT. NOTWITHSTANDING ANY OF THE FOREGOING TO THE CONTRARY, BUYER HAS NOT RELEASED SELLER FOR ANY ACTUAL FRAUD COMMITTED BY SELLER AND UNKNOWN TO BUYER AS OF THE CLOSE OF ESCROW. BUYER EXPRESSLY WAIVES THE BENEFITS OF SECTION 1542 OF THE CALIFORNIA CIVIL CODE, WHICH PROVIDES AS FOLLOWS: "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, AND THAT, IF KNOWN BY HIM OR HER WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY." BUYER'S INITIALS A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 16 5376942.5 14. Access. Provided that Buyer is not in default of its obligations under this Agreement, then from and after the Opening of Escrow through the earlier of the termination of this Agreement or the Closing Date, Buyer, its agents, consultants, contractors and subcontractors shall have the right, at reasonable times upon at least 48 hours prior written notice to Seller, subject to the rights of all tenants and occupants of the Property, and provided that Buyer has coordinated with Seller so as to afford Seller a reasonable opportunity to have a representative present at all such times, to enter upon the Property to conduct or make any and all non-intrusive and non-invasive inspections and Tests as may be necessary or desirable, subject to the limitations set forth below in this Paragraph 14. The scope of any analysis which requires physical sampling or any other invasive or intrusive testing of all or any part of the Property shall be subject to: (a) the prior written approval of Seller, which Seller may withhold or condition in its sole discretion, (b) Seller's receipt of written evidence that Buyer has procured the insurance required pursuant to this Paragraph 14, and (c) the requirement that Buyer dispose of all such test samples in accordance with applicable law and at no cost or liability to Seller. Nothing herein shall authorize any subsurface testing or drilling on the Property by Buyer or its environmental consultant unless specifically approved in writing by Seller, which Seller may condition or deny in its sole discretion. Buyer shall obtain or cause its consultants to obtain (and provide evidence to Seller), at Buyer's sole cost and expense, prior to commencement of any investigative activities on the Property, a policy of commercial general liability insurance covering any and all liability of Buyer and Seller with respect to or arising out of any investigative activities. Such policy of insurance shall be from an insurance company acceptable to Seller and name Seller as an additional insured and shall be kept and maintained in force during the term of this Agreement and so long thereafter as necessary to cover any claims of damages suffered by persons or property resulting from any acts or omissions of Buyer, Buyer's employees, agents, contractors, suppliers, consultants or other related parties. Such policy of insurance shall have liability limits of not less than Two Million Dollars ($2,000,000.00) combined single limit per occurrence for bodily injury, personal injury and property damage liability. If this Agreement is terminated prior to the Close of Escrow, Buyer hereby agrees to provide to Seller, within ten (10) days following such termination, a true and complete copy of all tests, reports, studies and the like generated by such vendor in connection with Buyer's inspection of the Property, to the extent in Buyer’s possession or control. Buyer shall keep all documents and information received from Seller and/or its agents and the results of all of its inspections, studies, investigations, analysis, reports and the like confidential except as required by law and except for disclosures made to Buyer's agents, consultants and employees. Buyer hereby indemnifies, defends and holds the Property, Seller and their respective officers, directors, shareholders, members, participants, affiliates, employers, representatives, invitees, agents and contractors free and harmless from and against any and all claims, costs, losses, liabilities, damages or expenses arising out of or resulting from such entry by Buyer, its agents, consultants, contractors and subcontractors or Buyer's breach of its obligations under this Paragraph 14. Additionally, Buyer shall immediately, at its sole cost and expense, repair any and all damage arising out of or resulting from such entry and any acts or omissions by Buyer, its agents, employees, consultants, contractors and subcontractors. Furthermore, Buyer hereby agrees not to contact any tenants or other occupants of the Property nor any governmental agencies with respect to the Property without Seller's prior written consent, which Seller may withhold or condition in its reasonable discretion (including, without limitation, requiring that a Seller representative be present). Buyer shall keep the Property free and clear of any mechanics' liens or materialmen's liens related to Buyer's inspection and the other activities contemplated in this Paragraph 14. All of Buyer's obligations set forth in this Paragraph 14 shall survive the Close of Escrow and shall not be merged with the Deed, and shall survive the termination of this Agreement and Escrow prior to the Close of Escrow, and shall not be limited by any provision of this Agreement. 15. Default. 15.1 BUYER'S DEFAULT. IF BUYER FAILS TO COMPLETE THE PURCHASE OF THE PROPERTY AS PROVIDED IN THIS AGREEMENT BY REASON OF ANY A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 17 5376942.5 DEFAULT OF BUYER, SELLER'S SOLE REMEDY (EXCEPT AS PROVIDED BELOW) SHALL BE TO TERMINATE THIS AGREEMENT AND RECEIVE THE DEPOSIT AS LIQUIDATED DAMAGES AND SELLER SHALL BE RELEASED FROM ITS OBLIGATION TO SELL THE PROPERTY TO BUYER. BUYER AND SELLER AGREE THAT IT WOULD BE IMPRACTICAL AND EXTREMELY DIFFICULT TO ESTIMATE THE DAMAGES WHICH SELLER MAY SUFFER IN THE EVENT BUYER DEFAULTS HEREUNDER AND FAILS TO COMPLETE THE PURCHASE OF THE PROPERTY AS HEREIN PROVIDED. BUYER AND SELLER THEREFORE AGREE THAT A REASONABLE PRESENT ESTIMATE OF THE NET DETRIMENT THAT SELLER WOULD SUFFER IN THE EVENT OF BUYER'S DEFAULT OR BREACH HEREUNDER IS AN AMOUNT OF MONEY EQUAL TO THE DEPOSIT WHICH SHALL BE THE FULL, AGREED AND LIQUIDATED DAMAGES. THE PARTIES ACKNOWLEDGE THAT THE PAYMENT OF SUCH LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF CALIFORNIA CIVIL CODE SECTIONS 3275 OR 3369, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER PURSUANT TO CALIFORNIA CIVIL CODE SECTIONS 1671, 1676 AND 1677. THE FOREGOING SHALL NOT LIMIT SELLER'S REMEDIES WITH RESPECT TO BUYER'S OBLIGATIONS (INCLUDING, WITHOUT LIMITATION, ITS INDEMNIFICATION OBLIGATIONS) UNDER PARAGRAPHS 14 AND 17 OF THIS AGREEMENT AND THE ATTORNEYS' FEES PROVISION SET FORTH IN PARAGRAPH 18 BELOW. SELLER'S INITIALS BUYER'S INITIALS 15.2 SELLER'S DEFAULT. IF SELLER DEFAULTS UNDER THIS AGREEMENT AND FAILS TO COMPLETE THE PURCHASE AS PROVIDED HEREIN, THEN BUYER SHALL BE ENTITLED, AS ITS SOLE AND EXCLUSIVE REMEDY, WHETHER AT LAW OR IN EQUITY, EITHER (A) TO TERMINATE THIS AGREEMENT AND RECOVER ITS DEPOSIT OR (B) IN LIEU OF TERMINATING THE AGREEMENT AND RECOVERING ITS DEPOSIT, BUYER SHALL BE ENTITLED TO PURSUE SPECIFIC PERFORMANCE OF THE CONVEYANCE OF THE PROPERTY WITHOUT RIGHT TO ANY DAMAGES OR OTHER EQUITABLE RELIEF WHATSOEVER, BUT ONLY IF BUYER DEPOSITS WITH ESCROW HOLDER ON OR BEFORE THE SCHEDULED CLOSING DATE, THE CASH BALANCE OF THE PURCHASE PRICE, TOGETHER WITH ALL CLOSING DOCUMENTS REQUIRED HEREUNDER FROM BUYER, AND BUYER FILES SUCH SPECIFIC PERFORMANCE ACTION WITHIN TEN (10) DAYS FOLLOWING THE SCHEDULED CLOSING DATE AND DILIGENTLY PROSECUTES SUCH ACTION TO COMPLETION. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, BUYER SHALL NOT BE ENTITLED TO RECORD A LIEN OR LIS PENDENS AGAINST THE PROPERTY AND BUYER HEREBY WAIVES ANY SUCH RIGHT. NOTWITHSTANDING THE FOREGOING TO THE CONTRARY, IF SELLER IS IN MATERIAL DEFAULT UNDER THIS AGREEMENT, AND BUYER TERMINATES THIS AGREEMENT IN ACCORDANCE WITH SUBPART (A) OF THIS PARAGRAPH ABOVE AS A RESULT OF SUCH MATERIAL DEFAULT, SELLER SHALL ALSO REIMBURSE BUYER FOR ITS REASONABLE, THIRD-PARTY, OUT OF POCKET COSTS AND EXPENSES INCURRED TO NEGOTIATE THIS AGREEMENT AND PURSUE ACQUISITION OF THE PROPERTY AS CONTEMPLATED HEREBY, NOT TO EXCEED $50,000.00. SELLER'S INITIALS BUYER'S INITIALS A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 18 5376942.5 16. Notices. Any notice, demand, consent, approval, request, or other communication or document to be provided hereunder to a party hereto shall be in writing and shall be given to such party at its address set forth above or such other address such party may hereafter specify for that purpose by notice to the other party. Each such notice, request, or communication shall, for all purposes, be deemed given and received (a) if given by email, when such email (inclusive of a pdf attachment containing the substantive content of the notice) is transmitted to the email address specified above during normal business hours (i.e. 8:00 a.m. to 5:00 p.m.) and such notice is also sent via overnight delivery service for the next business day’s delivery, (b) if hand delivered against receipted copy, when the copy thereof is receipted, (c) if given by a recognized overnight delivery service, the day on which such notice, request, or other communication is actually received, or (d) or if given by certified mail, return receipt requested, postage prepaid, two (2) days after it is posted with the United States Postal Service, to the addresses specified in the Basic Provisions. Notices to Seller shall be directed to Seller and Seller's Counsel and notices to Buyer shall be directed to Buyer and Buyer's Counsel. Notice of change of address shall be given by written notice in the manner detailed in this Paragraph 16. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to constitute receipt of the notice, demand, request or communication sent 17. Brokers. Upon the Close of Escrow (but not otherwise), Seller shall pay a real estate brokerage commission to Broker with respect to this transaction in accordance with Seller's separate written agreement. Each party hereto agrees to indemnify and hold harmless the other party from and against any and all losses, liens, claims, judgments, liabilities, costs, expenses or damages (including reasonable attorneys' fees and court costs) of any kind or character arising out of or resulting from any agreement, arrangement or understanding (except as set forth above with respect to Broker) alleged to have been made by such party or on its behalf with any broker or finder in connection with this Agreement or transaction contemplated under this Agreement. The foregoing indemnity shall survive the Close of Escrow or the earlier termination of this Agreement and shall not be limited by any provision of this Agreement. 18. Legal Fees. If either Buyer or Seller brings any action, arbitration or suit against the other for any matter relating to or arising out of this Agreement, then the prevailing party in such action or dispute, whether by final judgment or settlement, shall be entitled to recover from the other party all costs and expenses of suit, including actual attorneys' fees. Any judgment or order entered in any final judgment shall contain a specific provision providing for the recovery of all costs and expenses of suit, including actual attorneys' fees incurred in enforcing, perfecting and executing such judgment. For the purposes of this paragraph, such costs shall include, without limitation, in-house or outside attorneys' fees, costs and expenses incurred in the following: (a) postjudgment motions; (b) contempt proceedings; (c) garnishment, levy, and debtor and third party examination; (d) discovery; and (e) bankruptcy litigation. 19. Assignment. Buyer may not assign, transfer or convey its rights or obligations under this Agreement at any time without the prior written consent of Seller, which Seller may withhold in its sole and absolute discretion; provided, however, Buyer may assign this Agreement to a Buyer Affiliate (as defined below) without the requirement of obtaining Seller's prior written consent (but nevertheless requiring at least five (5) business days prior written notice) and satisfy the requirements set forth below. The term "Buyer Affiliate" shall mean any entity of which Buyer or manager of Buyer is the managing member or managing partner or manager and owns or controls such entity. Notwithstanding the foregoing, no assignment by Buyer (whether to a Buyer Affiliate or otherwise) shall release Buyer from any of its obligations hereunder, and any assignment by Buyer (even to a Buyer Affiliate) shall require the full assumption by the assignee (on a joint and several basis) of all of Buyer's obligations hereunder, and the assignment and assumption agreement must be delivered to Seller at least five (5) business days prior to the Closing. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 19 5376942.5 20. Damage or Destruction, Condemnation, Insurance. 20.1 Condemnation. If at any time prior to the Closing Date any "material" portion of the Property is condemned or taken by eminent domain proceedings by any public authority, then at Buyer's option, to be exercised within ten (10) days after receipt of notice of such taking, this Agreement shall terminate, and the Deposit (less the Independent Consideration) shall be promptly returned to Buyer, and except as expressly set forth herein, neither party shall have any further liability or obligation to the other hereunder. As used in this Paragraph 20.1, the term "material" shall mean a taking which materially and adversely affects the value or operations of the Property and adversely affects the value of the Property by more than ten percent (10%) of the Purchase Price. Seller shall give Buyer written notice of any taking promptly after Seller obtains knowledge thereof. If less than a material portion of the Property is condemned or taken by eminent domain proceedings or if Buyer does not timely notify Seller in writing of its election to terminate this Agreement, Buyer shall be deemed to have elected not to terminate this Agreement. If Buyer elects or is deemed to have elected not to terminate this Agreement, the parties shall proceed to the Closing without a reduction in the Purchase Price and, upon the Closing, all condemnation proceeds paid or payable to Seller (other than losses pertaining to periods prior to the Closing) shall belong to Buyer and shall be paid over and assigned to Buyer. Seller shall have no obligation to make any repairs to the Property in the event of a condemnation. 20.2 Damage and Destruction. If at any time prior to the Closing Date a material portion of the Property is destroyed or damaged as a result of fire or any other casualty whatsoever, then at Buyer's option, to be exercised within ten (10) days after receipt of notice of such destruction or damage, this Agreement shall terminate, the Deposit shall be returned to Buyer, and except as expressly set forth herein, neither party shall have any further liability or obligation to the other hereunder. If Buyer does not timely notify Seller in writing of its election to terminate this Agreement, Buyer shall be deemed to have elected not to terminate this Agreement. For purposes hereof, the term "material" shall be deemed to be a damage or destruction in excess of ten percent (10%) of the Purchase Price. If less than a material portion of the Property is damaged or destroyed or if a material portion is damaged or destroyed and Buyer elects or is deemed to have elected not to terminate this Agreement, the parties shall proceed to the Closing without reduction in the Purchase Price and, upon the Closing, all property insurance proceeds paid or payable to Seller as a result of such casualty shall belong to Buyer and shall be paid over and assigned to Buyer. Seller shall have no obligation to make any repairs to the Property in the event of a damage or destruction. 21. Continued Operations; New Leases and Contracts 21.1 Continued Operations. So long as this Agreement remains in effect, (i) Seller shall manage, operate, and insure the Property in substantially the same manner in which Seller managed, operated, and insured the Property prior to the Opening of Escrow, and (ii) Seller shall not modify, amend, or terminate any Lease or service contract, nor enter into any New Lease or service contract, except as set forth in this Paragraph 21. 21.2 New Leases. Seller hereby agrees that, from and after the Execution Date, Seller will not modify, extend or otherwise change any of the terms, covenants or conditions of the Leases or enter into New Leases affecting the Property without the prior written consent of Buyer, which consent may be granted or withheld in Buyer’s commercially reasonable discretion; provided, however, following the Contingency Date, such consent may be granted or denied in Buyer’s sole and absolute discretion (except for a lease modification or termination with respect to a Tenant, if any, which is delinquent in rent, with respect to which Buyer’s consent may be granted or withheld in Buyer’s commercially reasonable discretion). If Buyer fails to approve any proposal in writing, Buyer shall be deemed to have disapproved of such proposal. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 20 5376942.5 21.3 Service Contracts. Prior to the date which is three (3) days prior to the end of the Contingency Date, Seller, in its sole and absolute discretion, and without Buyer’s consent, shall have the right to extend, renew, modify or replace any of the service contracts that Seller deems advisable, so long as such service contracts (whether new or modified) are terminable upon thirty (30) days’ notice without fee or penalty, and Seller provides a copy of such service contract (or modification to such service contract) to Buyer. Except as otherwise provided herein, after the date which is three (3) days prior to the Contingency Date, Seller will not extend, renew, modify or replace any of the service contracts without the prior written consent of Buyer, which consent may be granted or withheld in Buyer’s sole and absolute discretion. If Buyer does not approve any request of Seller regarding a service contract in writing, Buyer shall be deemed to have disapproved of such request. If any service contract requires the service provider’s consent for such service contract to be assigned to Buyer, as of the Close of Escrow, Seller shall either (i) terminate such service contract as of the Close of Escrow, to the extent the same is terminable on thirty (30) days prior notice without fee or charge, or (ii) obtain such service provider’s consent for the assignment of the service contract to Buyer, in either case, at Seller’s sole cost and expense. 22. Miscellaneous. 22.1 Not an Offer. Seller's delivery of unsigned copies of this Agreement is solely for the purpose of review by the party to whom delivered, and neither the delivery nor any prior communications between the parties shall in any way imply that Seller is under any obligation to enter the transaction which is the subject of this Agreement. The signing of this Agreement by Buyer constitutes an offer which shall not be deemed accepted by Seller unless and until Seller has signed this Agreement and delivered a duplicate original or electronic copy to Buyer. 22.2 Computation of Time Periods. If the date upon which the Contingency Date, the Closing Date or any other date or time period provided for in this Agreement is or ends on a Saturday, Sunday or federal or state legal holiday, then such date shall automatically be extended until 5:00 p.m. Pacific time of the next day which is not a Saturday, Sunday or legal holiday. The term "business day" shall mean any day other than a Saturday, Sunday or legal holiday. 22.3 Captions; Severability. Any captions to, or headings of, the paragraphs or subparagraphs of this Agreement are solely for the convenience of the parties hereto, are not a part of this Agreement, and shall not be used for the interpretation or determination of the validity of this Agreement or any provision hereof. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, but this Agreement shall be reformed and construed and enforced to the maximum extent permitted by applicable law. 22.4 No Obligations to Third Parties. Except as otherwise expressly provided herein, the execution and delivery of this Agreement shall not be deemed to confer any rights upon, nor obligate any of the parties hereto, to any person or entity other than the parties hereto. 22.5 Exhibits and Schedules. The exhibits and schedules attached to this Agreement are incorporated in this Agreement by this reference for all purposes. 22.6 Amendment to this Agreement. The terms of this Agreement may not be modified or amended except by an instrument in writing executed by each of the parties hereto. 22.7 Waiver. The waiver or failure to enforce any provision of this Agreement shall not operate as a waiver of any future breach of any such provision or any other provision hereof. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 21 5376942.5 22.8 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, except for any choice-of-law principles which provide for the application of the laws of another jurisdiction. Seller and Buyer hereby irrevocably submit to the jurisdiction of any state or federal court sitting in the State in any action or proceeding arising out of or relating to this Agreement and hereby irrevocably agree that all claims in respect of such action or proceeding shall be heard and determined in a state or federal court sitting in the State. Buyer and Seller agree that the provisions of this Paragraph 22.8 shall survive the Closing. 22.9 Fees and Other Expenses. Except as otherwise provided herein, each of the parties hereto shall pay its own fees and expenses in connection with this Agreement. 22.10 Entire Agreement. This Agreement (including all Exhibits attached hereto) supersedes any prior agreements, negotiations and communications, oral or written, and contains the entire agreement between, and the final expression of, Buyer and Seller with respect to the subject matter hereof. No subsequent agreement, representation, or promise made by either party hereto, or by or to an employee, officer, agent or representative of either party hereto shall be of any effect unless it is in writing and executed by the party to be bound thereby. 22.11 Successors and Assigns. Subject to the restrictions set forth in Paragraph 19 hereof, this Agreement shall be binding upon and shall inure to the benefit of the permitted successors and assigns of the parties hereto. 22.12 Construction. The parties acknowledge and agree that (A) each party hereto is of equal bargaining strength, (B) each such party has actively participated in the drafting, preparation and negotiation of this Agreement, (C) each such party has consulted with such party's own, independent counsel, and such other professional advisors as such party has deemed appropriate, relating to any and all matters contemplated under this Agreement, (D) each such party and such party's counsel and advisors have reviewed this Agreement, (E) each such party has agreed to enter into this Agreement following such review and the rendering of such advice, (F) any rule of construction to the effect that ambiguities are to be resolved against the drafting parties shall not apply in the interpretation of this Agreement, or any portions hereof, or any amendments hereto, and (G) except as expressly stated to survive the Closing in this Agreement, all terms and provisions of this Agreement shall not survive the Closing and shall be deemed merged with the Deed at Closing. 22.13 Limitation of Liability. Buyer acknowledges and agrees that neither the trustees, shareholders, members, affiliates, officers, directors, investment managers, employees, partners, agents nor advisors of Seller, assume any personal liability for obligations entered into by or on behalf of Seller. Notwithstanding any other provision of this Agreement to the contrary (or any rights that Buyer may have at law or in equity), (a) in no event shall Seller have any liability for lost profits, speculative, special, consequential or punitive damages, (b) in no event will Seller's liability under or otherwise in connection with this Agreement (including, without limitation, Paragraph 13.1 above), any documents executed in connection herewith and/or otherwise in connection with the Property exceed the sum of Two Hundred Fifty Thousand Dollars ($250,000.00), and (c) Buyer shall have no right to assert any claim against Seller, and Seller shall have no liability to Buyer whatsoever, unless the valid claims for all breaches of Seller collectively aggregate more than Fifty Thousand Dollars ($50,000.00). Notwithstanding anything to the contrary contained in this Agreement, Buyer hereby agrees that any action or claim asserted by Buyer against Seller or any of the Released Parties must be filed (if at all) and properly served to Seller within six (6) months following the Closing in a court of competent jurisdiction, and Buyer hereby waives any right to bring any such claim or action thereafter. Buyer's remedies prior to Closing shall be limited as set forth in Paragraph 15.2. Any and all liability beyond that which may be asserted under this Paragraph 22.13 A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 22 5376942.5 is expressly waived and released by Buyer and by all persons claiming by, through or under Buyer. The provisions of this Paragraph 22.13 shall survive the Closing. 22.14 Time of the Essence. All times provided for in this Agreement for the performance of any act will be strictly construed, time being of the essence. 22.15 Recording. The parties agree that this Agreement shall not be recorded. If Buyer causes this Agreement or any notice or memorandum thereof to be recorded, this Agreement shall be null and void at the option of Seller. 22.16 Confidentiality. Until the Close of Escrow, Buyer will keep confidential the Purchase Price, the other terms of this Agreement, the Materials and all other information concerning the Property (as disclosed, discovered or determined in connection with this transaction); provided, however, Buyer may disclose such information to (a) those employed by Buyer (subject to their agreement to abide by the terms of this paragraph); (b) those who are actively and directly participating in the evaluation of the Property and the negotiation and execution of this Agreement or financing of the purchase of the Property (subject to their agreement to abide by the terms of this paragraph); (c) third parties as required under applicable law; and (d) Buyer's potential financial partners and lenders (subject to their agreement to abide by the terms of this paragraph). 22.17 Natural Hazard Disclosure. Natural Hazard Disclosure. As of the Closing, to the extent permitted by law, Buyer shall be deemed to have knowingly, voluntarily and intentionally waived the right to the disclosures (“Natural Hazards Disclosures”) set forth in: (a) California Government Code Section 8589.3 (a special flood area); (b) California Government Code Section 8589.4 (dam failure inundation area); (c) California Government Code Section 51183.5 (earthquake fault zone); (d) California Public Resources Code Section 2621.9 (seismic hazard zone); (e) California Public Resources Code Section 4136 (wildland fire area); and (f) California Public Resources Code Section 2694 (high fire severity area). Buyer acknowledges and represents that it has extensive experience acquiring and conducting due diligence for commercial properties. This waiver by Buyer includes, to the extent permitted by law, any remedies Buyer may have for Seller's nondisclosure of the Natural Hazards Disclosures. In no way limiting the foregoing waiver by Buyer, Buyer acknowledges that Seller shall employ the services of the Escrow Holder or another third party selected by Seller (as applicable, the “Natural Hazard Expert”) to examine the maps and other information specifically made available to the public by government agencies for the purposes of enabling Seller to fulfill Seller's disclosure obligations, if any, and to report the result of the Natural Hazard Expert’s examination (“Natural Hazards Report”) to Buyer and Seller in writing. Seller has not verified, and Seller is not obligated to verify, the information contained in the Natural Hazards Report. The Natural Hazards Report fully and completely discharges Seller from Seller's disclosure obligations referred to herein, if and to the extent any such obligations exist, and, for the purpose of this Agreement, the provisions of Section 1103.4 of the California Civil Code regarding non- liability of Seller for errors or omissions not within Seller's personal knowledge shall be deemed to apply and the Natural Hazard Expert shall be deemed to be an expert, dealing with matters within the scope of the Natural Hazard Expert's expertise with respect to the examination and written report regarding the natural hazards referred to above. Seller makes no representation or warranty as to the truth or accuracy of any information contained in the Natural Hazards Report. ANY NATURAL HAZARDS DISCLOSED BY THE NATURAL HAZARDS REPORT MAY LIMIT THE BUYER'S ABILITY TO REDEVELOP OR UTILIZE THE PROPERTY, TO OBTAIN INSURANCE, OR TO RECEIVE ASSISTANCE AFTER A DISASTER. THE MAPS ON WHICH THESE DISCLOSURES ARE BASED ESTIMATE WHERE NATURAL HAZARDS EXIST. THEY ARE NOT DEFINITIVE INDICATORS OF WHETHER OR NOT THE PROPERTY WILL BE AFFECTED BY A NATURAL DISASTER. BUYER MAY WISH TO A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 23 5376942.5 OBTAIN PROFESSIONAL ADVICE REGARDING THESE HAZARDS AND OTHER HAZARDS THAT MAY AFFECT THE PROPERTY. 22.18 Section 1101.5 Disclosure. Seller hereby discloses to Buyer that Section 1101.5 of the California Civil Code requires that all noncompliant plumbing fixtures in any commercial real property shall be replaced with water-conserving plumbing fixtures. Pursuant to Section 1101.5(e) of the California Civil Code, Seller hereby discloses to Buyer that the Property may include noncompliant plumbing fixtures. 22.19 Counterparts; Electronic Signatures. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which, together, shall constitute but one and the same instrument. Electronic signatures, including signature delivered in a PDF, jpeg, or other electronic document, shall be deemed binding as originals. [Signature Page Follows] A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 24 5376942.5 e: IN WITNESS WHEREOF, Buyer and Seller have executed this Agreement as of the day and year first written above. BUYER: SELLER: SM 1848, LLC, SRT SF RETAIL I, LLC, a California limited liability company a Delaware limited liability company By: By: Nam Douglas M. MacMahon Name: Position: Manager Position: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8 CEO Matthew Schreiber

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 25 5376942.5 ACCEPTANCE BY ESCROW HOLDER Chicago Title Insurance Company acknowledges that it has received a fully executed original or original executed counterparts of the foregoing Agreement of Purchase and Sale and Joint Escrow Instructions (the "Agreement") and agrees to act as Escrow Holder under the Agreement and to be bound by and strictly perform the terms thereof as such terms apply to Escrow Holder. Dated: , 2024 CHICAGO TITLE INSURANCE COMPANY By: Name: Position: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: A2CCE1BA-1A75-4BF7-BDE3-B06FA14BFEC8

EXHIBIT A

LEGAL DESCRIPTION

PARCEL ONE

CONDOMINIUM UNIT 307 (LOT NO 54) OF PARCEL A OF FINAL MAP 7511, FILED MAY 29, 2014 IN BOOK 123 OF CONDOMINIUM MAPS, PAGES 188, 189 AND 190 OFFICIAL RECORDS OF SAN FRANCISCO COUNTY RECORDS ("OFFICIAL RECORDS"), AS SUCH UNIT IS SHOWN ON THE CONDOMINIUM PLAN ("PLAN"), ATTACHED AS AN EXHIBIT TO THE DECLARATION OF

RESTRICTIONS AND CONDOMINIUM PLAN FOR 8 OCTAVIA BOULEVARD ("DECLARATION"), RECORDED JULY 25, 2014, SERIES NO 2014-J914505 OFFICIAL RECORDS, ALONG WITH ANY AMENDMENTS AND/OR ANNEXATIONS RECORDED PURSUANT THERETO

PARCEL TWO

AN UNDIVIDED 1 5325% INTEREST AS TENANT IN COMMON IN AND TO THE COMMON AREA LYING WITHIN SAID PARCEL A OF FINAL MAP 7511, AS SHOWN ON THE PLAN AND DEFINED IN THE DECLARATION, EXCEPTING THEREFROM THE FOLLOWING

A ALL CONDOMINIUM UNITS SHOWN ON THE PLAN AND DESCRIBED IN THE DECLARATION

PARCEL THREE

NON-EXCLUSIVE EASEMENTS FOR USE, ENJOYMENT, INGRESS, EGRESS AND SUPPORT IN AND TO THE COMMON AREA, AS SHOWN ON THE PLAN AND DESCRIBED IN THE DECLARATION, FOR THE BENEFIT OF PARCEL ONE HEREINABOVE

PARCEL FOUR

EXCLUSIVE USE EASEMENTS, AS SHOWN ON THE PLAN AND DESCRIBED IN THE DECLARATION, APPURTENANT TO PARCEL ONE HEREINABOVE FOR THE POSSESSION, USE AND ENJOYMENT OF

A PARKING P- N/A
B HANDICAP PARKING HCP- N/A
C BIKE STALL B- N/A

5376942.5

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT B GRANT DEED WHEN RECORDED MAIL TO: MAIL TAX STATEMENTS TO: (Space above this line is for recorder's use) GRANT DEED THE UNDERSIGNED GRANTOR DECLARES: DOCUMENTARY TRANSFER TAX is $ . CITY TAX $ .  Computed on full value of property conveyed, or  Computed on full value less value of liens or encumbrances remaining at time of sale,  Unincorporated area:  City of , and FOR VALUE RECEIVED, ("Grantor"), hereby grants to ("Grantee"), that certain real property (the "Property") situated in the City of , County of , State of California, described in Exhibit A attached hereto and incorporated by reference. THE PROPERTY IS CONVEYED TO GRANTEE SUBJECT TO: A. All liens, encumbrances, easements, covenants, conditions and restrictions, whether on- or off-record; B. Any other matters listed on Exhibit B attached hereto and incorporated herein; C. All matters which would be revealed or disclosed in an accurate survey or inspection of the Property; D. Liens for taxes on real property not yet delinquent, and liens for any general or special assessments of record against the Property not yet delinquent; and E. All laws, ordinances and governmental rules, regulations and restrictions affecting the Property. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 IN WITNESS WHEREOF, the undersigned Grantor has executed this Grant Deed as of , . By: Its: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT "A" TO GRANT DEED LEGAL DESCRIPTION OF PROPERTY [TO BE INSERTED] A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT "B" TO GRANT DEED PERMITTED EXCEPTIONS [TO BE INSERTED] A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document. ACKNOWLEDGMENT State of California ) County of ) On , before me, , a Notary Public, personally appeared , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct. WITNESS my hand and official seal. Signature A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT C TRANSFEROR'S CERTIFICATION OF NON-FOREIGN STATUS To inform , a ("Transferee"), that Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest, the undersigned hereby certifies the following on behalf of the transferor/seller: 1. Transferor is not a foreign corporation, foreign partnership, foreign trust, foreign estate or foreign person (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder); and 2. Transferor is not a disregarded entity as defined in §1.1445-2(b)(2)(iii); and 3. Transferor's U.S. employer or tax (social security) identification number is ; and 4. The office address of Transferor is: . Transferor understands that this Certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both. Under penalty of perjury I declare that I have examined this Certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor. Dated: , 20 . TRANSFEROR: , a By: Name: Title: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT D ASSIGNMENT AND ASSUMPTION OF LEASES THIS ASSIGNMENT AND ASSUMPTION OF LEASES ("Assignment") is made this day of , , by and between , a ("Assignor"), and , a ("Assignee"). Recitals Assignor and Assignee entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions, dated as of , (the "Agreement"), respecting the sale of certain "Property" (as defined in the Agreement). Unless otherwise indicated herein, all capitalized terms in this Assignment shall have the meaning ascribed to them in the Agreement. Assignor, as Lessor, and those certain tenants of the Property (collectively, the "Tenants") have entered into leases for space at the Property (collectively, the "Leases") covering certain premises located on the Property. Under the Agreement, Assignor is obligated to assign to Assignee any and all of its right, title and interest in and to all Leases and Tenants' deposits held by Assignor under the Leases (collectively, "Tenant Deposits"). Agreement NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows. Assignor assigns, sells, transfers, sets over and delivers unto Assignee all of Assignor's estate, right, title and interest in and to the Leases and Tenant Deposits and Assignee accepts such assignment. Assignee accepts said assignment, sale and transfer and assumes the performance of all of the terms, covenants and conditions imposed upon the landlord under the Leases and with respect to the Tenant Deposits. Assignor agrees to indemnify, defend, and hold Assignee harmless from and against any Tenant claim(s) to the extent arising under the Leases during the period of Assignor’s ownership of the Property. Assignee agrees to indemnify, defend, and hold Assignor harmless from and against any Tenant claim(s) to the extent arising under the Lease during the period of Assignee’s ownership of the Property. This grammatical paragraph shall survive the Closing for a period of six (6) months. In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of the other party arising out of this Assignment, then in that event the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including actual attorneys' fees and costs. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 This Assignment may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument. This Assignment shall be binding upon and inure to the benefit of the successors, assignees, personal representatives, heirs and legatees of all the respective parties hereto. This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of California. IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the day and year first written above. ASSIGNEE: , a ASSIGNOR: , a By: Name: Position: By: Name: Position: By: Name: Position: By: Name: Position: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT E GENERAL ASSIGNMENT AND BILL OF SALE THIS GENERAL ASSIGNMENT AND BILL OF SALE ("Assignment") is made this day of , , by and between , a ("Assignor"), and , a ("Assignee"). Recitals Assignor and Assignee entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions dated as of , (the "Agreement"), respecting the sale of certain "Property" (as described and defined in the Agreement). Unless otherwise indicated herein, all capitalized terms in this Assignment shall have the meaning ascribed to them in the Agreement. Under the Agreement, Assignor is obligated to assign (to the extent assignable) any and all of its right, title and interest (if any) and delegate any and all of its obligations and responsibilities in each of the following to Assignee, but only to the extent solely pertaining to the Property and only to the extent assignable: (a) any and all service contracts, warranties, guarantees, management contracts and bonds, together with all supplements, amendments and modifications thereto, solely relating to the Property ("Contract(s)"); (b) development rights and other intangible rights, titles, interests, privileges and appurtenances owned by Assignor and housed in connection with the Property and its operation (collectively "License(s)"); and (c) all fixtures, fittings, furniture, furnishings, appliances, apparatus, equipment, machinery, building materials, and other items of tangible personal property owned by Assignor and affixed or attached to the Property (all of such properties and assets being collectively called the "Assigned Properties"). Agreement NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows: Assignor assigns, sells, transfers, sets over and delivers unto Assignee (to the extent assignable) all of Assignor's estate, right, title and interest (if any) in and to the Contracts, Licenses and Assigned Properties; provided, however, that such assignment, sale and transfer shall not include any rights or claims arising prior to the date hereof which Assignor may have against any party with respect to the Contracts, Licenses and Assigned Properties. Assignee accepts such assignment and assumes the performance of all of the terms, covenants and conditions imposed upon Assignor with respect to the Contracts, Licenses and Assigned Properties. In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, conditions, agreements or provisions on the part A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 of the other party arising out of this Assignment, then in that event the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including reasonable attorneys' fees. This Assignment shall be binding upon and inure to the benefit of the successors, assignees, personal representatives, heirs and legatees of all the respective parties hereto. This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of California. This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument. IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment as of the day and year first above written. ASSIGNEE: ASSIGNOR: , , a a By: Name: Position: By: Name: Position: By: Name: Position: By: Name: Position: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT F FORM OF TENANT ESTOPPEL CERTIFICATE The undersigned, the tenant ("Tenant") under a certain lease agreement dated between ("Landlord") and Tenant ("Lease"), certifies as follows: 1. The Lease is presently in full force and affect and unmodified except as set forth on Exhibit A attached hereto. The Lease constitutes the only agreement between the Landlord and Tenant with respect to the leased premises. 2. The lease term has commenced on and full rental is now accruing thereunder. The Lease term shall end on , 20 . The Tenant has the following options to extend the term: (insert renewal options or indicate “NONE,” as applicable). 3. Tenant has accepted possession of the leased premises under the Lease and is paying $ per month as rental under the Lease, consisting of $ in guaranteed/base rental, $ for monthly operating expense pass-throughs, and $ for ad valorem tax pass-throughs. Tenant has not assigned, transferred, or hypothecated its interest under the Lease. 4. No rent under said lease has been paid more than thirty (30) days in advance of its due date. 5. To Tenant's knowledge, as of the date hereof, Tenant has no claim, charge, defense or offset under the Lease against rents or other charges due or to become due thereunder. As of the date hereof, Tenant has not asserted any such offset or credit. To Tenant's knowledge, there are no defaults under the Lease. 6. There are no unaccrued or unpaid free rent periods, leasehold improvement allowances, or other cash concessions owing to Tenant under the Lease. 7. Tenant has not made any payment to Landlord as a security deposit or rental deposit except any payment expressly provided for in the Lease as follows: $ . Tenant makes this Certificate with the understanding that Landlord is contemplating selling the property which includes the premises (the “Property”), and Landlord and the potential buyer of the Property and its lender(s) who make a mortgage loan upon the property are each entitled to rely on this Certificate. Tenant shall be estopped from asserting any fact(s) or circumstance(s) against Landlord or such prospective buyer or its lender that are contrary to the facts certified to herein. Dated: , [TENANT] By: Name: Title: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 SCHEDULE 7.3 Materials 1. Copies of all Leases, including all amendments thereto and guarantees thereof. 2. Any prior default notices and written requests by Tenant for the modification of economic terms (including the Term) of the applicable Lease. 3. Operating expense reconciliation delivered to Tenants for year 2023. 4. A current rent roll (“Rent Roll”) and subsequent updates of the Rent Roll, if any. 5. An insurance loss run report with respect to the Property for years 2023 and 2024. 6. Copies of any declaration(s) of condominium establishing the Property as a condominium and/or governing the use of the Property (each a “Declaration”). 7. The organizational documents and bylaws of any condominium association established pursuant to such Declaration(s) (the “Condo Association”). 8. The budget of the Condo Association for year 2023, including a list of any current general and/or special assessments of the Condo Association with respect to the Property. 9. All written contracts with respect to the Property made by or on behalf of Seller or to which any Seller is a party for repair, maintenance, utilities, garbage removal, concessions, vending, or other services provided to the Property. 10. All architectural drawings, engineering studies, plans and specifications relating to the original and current construction of the Property. 11. Copies of any warranties or guarantees from any contractors or subcontractors with respect to the improvements or fixtures upon the Property. 12. The most recent environmental site assessments/reports with respect to the Property. 13. Existing as-built or boundary surveys of the Property. 14. Ad valorem tax bills for tax year 2023 – 2024. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 1 5376942.5 AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS This AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS ("Agreement") is made and entered into as of this day of July, 2024 ("Execution Date"), by and between SRT SF RETAIL I, LLC, a Delaware limited liability company ("Seller"), and SM 1848, LLC, a California limited liability company ("Buyer"). Recitals A. Seller owns certain real property located in the City of San Francisco ("City"), County of San Francisco ("County"), State of California ("State"), which real property consists of one (1) retail condominium located at what is commonly known as 8 Octavia Street, Unit # 308, San Francisco, CA, 94102 (the "Property"), which Property is more particularly described on Exhibit A attached hereto. Such Property shall include Seller’s rights, titles, and interests in and to (1) the Property’s respective share of any common elements, limited common elements, and appurtenant rights under the applicable Declaration, (2) all fixtures and improvements constructed upon such Property which are owned by Seller, (3) all tangible personal property owned by Seller and now or hereafter located upon or within, or affixed to, the Property, and (4) all intangible personal property owned by the Seller and used in connection with the ownership, operation, management, or maintenance of the Property, including, without limitation, any tradename or domain name, and all appurtenances and hereditaments of/to the Property. B. Seller desires to sell all of its interest in the Property to Buyer, and Buyer desires to purchase Seller's interest in the Property, upon the terms and conditions set forth in this Agreement. Basic Provisions I. Buyer: SM1848, LLC C/O Douglas M. MacMahon 8214 Westchester Drive Suite 550 Dallas, Texas 75225 Telephone No. 214-520-9000 Email: dm@morancap.com II. Buyer's Counsel: Walls Landry Baker & Oliver PLLC 5910 N. Central Expressway, Suite 1560 Dallas, Texas 75206 Attn: Dan Walls Email: dwalls@wlbofirm.com III. Seller: SRT SF Retail I, LLC c/o L3 Capital, LLC 1 S. Wacker Dr., Suite 3210 Chicago, IL 60661 Attn: Matthew Schreiber and Handlin Duley Telephone No. (312) 878-4864 Email: matthew.schreiber@l3capital.com and handlin.duley@l3capital.com A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8 3.00

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 2 5376942.5 IV. Seller's Counsel: Elkins Kalt Weintraub Reuben Gartside LLP 10345 West Olympic Boulevard Los Angeles, California 90064 Attn: Scott M. Kalt and Nathan A. Sabzerou Telephone No. (310) 746-4402 Email: skalt@elkinskalt.com; nsabzerou@elkinskalt.com V. Broker: Colliers International representing Seller (the “Broker”). VI. Escrow Holder: Chicago Title Insurance Company (“Escrow Holder”) 725 South Figueroa Street, Suite 200 Los Angeles, California 90017 Attn: Terri Gervasi Email: terri.gervasi@ctt.com VII. Title Company: Chicago Title Insurance Company (“Title Company”) 725 South Figueroa Street, Suite 200 Los Angeles, California 90017 Attn: Mike Slinger Email: mike.slinger@ctt.com VIII. Purchase Price: Two Hundred Forty-Five Thousand and No/100 Dollars ($245,000.00) (the "Purchase Price"). IX. Deposit: Thirty Thousand and No/100s Dollars ($30,000.00) (together with interest thereon while held in Escrow, the "Deposit"), payable in accordance with Paragraph 3.1 below. X. Contingency Date: 5:00 p.m. Pacific Standard time on the date which is thirty-five (35) days following the Execution Date (the "Contingency Date"). XI. Closing Date: The date which is thirty (30) days following the Contingency Date (the "Closing Date"). A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 3 5376942.5 Agreement NOW, THEREFORE, incorporating the foregoing recitals, and in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Seller and Buyer agree that the terms and conditions of this Agreement and the instructions to Escrow Holder, with regard to the escrow ("Escrow") created pursuant hereto are as follows: 1. Purchase and Sale. Seller agrees to sell the Property to Buyer, and Buyer agrees to purchase the Property from Seller, upon the terms and conditions set forth in this Agreement. 2. Reserved. 3. Payment of Purchase Price. The Purchase Price for the Property shall be paid by Buyer as set forth below in this Paragraph 3. 3.1 Deposit. Within two (2) business days after the Opening of Escrow, Buyer shall deposit or cause to be deposited with Escrow Holder the Deposit. Escrow Holder shall immediately invest the Deposit in a federally-insured, interest-bearing account. Any interest earned on the Deposit shall be added to and constitute a portion of the “Deposit” for all purposes under the terms of this Agreement. If this Agreement has not been previously terminated by Buyer by delivery to Seller and Escrow Holder of a written notice of termination in accordance with the terms hereof prior to 5:00 p.m. Pacific time on the Contingency Date, then on or before 5:00 p.m. Pacific time on the Contingency Date, the Deposit shall not be refundable unless the transaction contemplated by this Agreement is not consummated as the result of Seller's default or the failure of an express condition precedent set forth in Paragraph 7.4 or 7.5 below. Upon the Close of Escrow (as defined below in Paragraph 4.2), the Deposit (and any interest earned on the Deposit) shall be credited toward payment of the Purchase Price. Notwithstanding any provision set forth in this Agreement, One Hundred Dollars ($100.00) of the Deposit shall be non-refundable in all events (other than Seller's default) and shall be paid to Seller in the event that this Agreement is terminated (other than due to Seller's default) at any time prior to the Close of Escrow (the "Independent Consideration"). The Independent Consideration shall be applicable to the Purchase Price at Closing (as defined below). 3.2 Cash Balance. No later than 11:00 a.m. Pacific time on the Closing Date, Buyer shall deposit or cause to be deposited, with Escrow Holder, in immediately available funds, the balance of the Purchase Price, and such other funds as may be necessary in accordance with the terms hereof to pay for Buyer's share of closing costs and charges set forth in Paragraph 10 below and Buyer's share of prorations set forth on the Proration and Expense Schedule (as defined below in Paragraph 11) payable pursuant to this Agreement. 3.3 Assumption of Obligations. As additional consideration for the purchase and sale of the Property, at Closing Buyer will: (a) assume and perform all of the covenants and obligations of Seller, Seller's predecessors in title and Seller's affiliates (i) pursuant to the contracts and any leases of tenants at the Property, including without limitation, those relating to any tenant deposits, to the extent arising on or after the Closing Date and (ii) pursuant to any leases of tenants at the Property regarding the physical, environmental or legal compliance status of the Property, whether arising before, on or after the Closing Date; and (b) assume and agree to discharge, perform and comply with each and every liability, duty, covenant, debt or obligation of Seller or any of its affiliates (i) resulting from, arising out of, or in any way related to the Materials (as defined below), past, present or future, known or unknown, and (ii) resulting from, arising out of, or in any way related to any licenses and permits, approvals, applications, certificates of occupancy, dedications, subdivision maps and entitlements now or hereafter issued, approved or granted by any governmental entity in connection with the Property and arising on or after the Closing Date. Buyer A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 4 5376942.5 hereby indemnifies and holds Seller harmless from and against any and all claims, liens, damages, demands, causes of action, liabilities, lawsuits, judgments, losses, costs and expenses (including but not limited to attorneys' fees and expenses) (collectively, “Claims”) asserted against or incurred by Seller and arising out of the failure of Buyer to perform its obligations pursuant to this Paragraph 3.3; provided, further, that Seller shall have no obligation to indemnify Buyer for any costs or expenses incurred by Buyer in its performance of its obligations pursuant to this Paragraph 3.3. The provisions of this Paragraph 3.3 shall survive the Closing without limitation. 4. Escrow. 4.1 Opening of Escrow. For the purposes of this Agreement, the Escrow shall be deemed opened ("Opening of Escrow") on the date Escrow Holder receives an original or electronic copy of this Agreement fully executed by Buyer and Seller, which shall occur no later than within two (2) business days after this Agreement is executed and delivered by the parties. Escrow Holder shall promptly notify Buyer and Seller in writing of the Opening of Escrow. Buyer and Seller agree to execute, deliver and be bound by any reasonable or customary supplemental escrow instructions or other instruments reasonably required by Escrow Holder to consummate the transaction contemplated by this Agreement; provided, however, that no such instruments shall be inconsistent or in conflict with, amend or supersede any portion of this Agreement. If there is any conflict or inconsistency between the terms of such instruments and the terms of this Agreement, then the terms of this Agreement shall control. Pursuant to Section 6045(e) of the Internal Revenue Code of 1986, as amended, Escrow Holder shall be designated the "Reporting Person" hereunder and shall be solely responsible for complying with the Tax Reform Act of 1986, as amended, with regard to reporting all settlement information to the Internal Revenue Service. 4.2 Close of Escrow. The Closing shall occur on the Closing Date. For purposes of this Agreement, the "Close of Escrow" or the "Closing" shall be the date that the Deed (as defined below in Paragraph 9.1.1) is recorded in the Official Records of the County (the "Official Records") or, if earlier, the date that the Title Company (as defined below) is irrevocably committed to issue the Title Policy (as defined below). Unless changed in writing by Buyer and Seller, the Close of Escrow shall occur on the Closing Date. 5. Condition of Title. Title to the Property shall be conveyed to Buyer by the Deed subject to the following approved conditions of title (collectively, the "Approved Title Conditions"). 5.1 Taxes. A lien to secure payment of real estate taxes not yet due and payable and a lien for any assessments not delinquent. 5.2 Approved Matters. Matters affecting the Property created by or with the written consent of Buyer or any affiliates thereof. 5.3 Additional Matters. Exceptions that are disclosed by the Report (as defined below in Paragraph 7.1) or any updates thereto and that are approved or deemed approved by Buyer in accordance with the terms of Paragraph 7.1 and matters set forth in the Deed. 5.4 Survey Matters. All matters that would be revealed or disclosed in an accurate survey or inspection of the Property. 5.5 Tenants. Interests of tenants in possession under leases, if any (respectively, the “Tenants” and “Leases”). A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5 5376942.5 5.6 Laws. All laws, ordinances, rules, regulations and restrictions affecting the Property. 6. Buyer's Title Insurance. At the Close of Escrow, the Title Company shall issue to Buyer its standard Owner's Policy of Title Insurance ("Title Policy") in the amount of the Purchase Price showing title to the Property vested in Buyer and subject to the Approved Title Conditions. Buyer shall have the right, at its sole expense, to request and obtain an ALTA extended coverage policy of title insurance, provided that such additional coverage shall not be a condition precedent to, or otherwise excuse or delay any of, Buyer's obligations under this Agreement. Buyer shall have sole responsibility for obtaining, and bearing the cost of, any survey required by the Title Company or desired by Buyer. 7. Conditions Precedent to the Close of Escrow for the Benefit of Buyer. The Close of Escrow and Buyer's obligation to consummate the transaction contemplated by this Agreement are subject to the timely satisfaction or written waiver of the following conditions precedent for Buyer's benefit by the dates designated below: 7.1 Title. Buyer shall have approved the legal description of the Property and any matters of title disclosed by the following documents (collectively, the "Title Documents") prepared and delivered to Buyer by the Title Company: (a) a standard preliminary title report prepared and issued by the Title Company with respect to the Property (the "Report"); and (b) copies of all recorded documents referred to in the Report. Seller shall endeavor to deliver to Buyer the Title Documents within five (5) business days after the Execution Date. Buyer shall have until 5:00 p.m. Pacific time on the date which is seven (7) days prior to the Contingency Date to deliver to Seller written notice ("Buyer's Title Notice") of Buyer's disapproval or conditional approval of any matters shown in or disclosed by the Title Documents. Buyer's failure to timely deliver Buyer's Title Notice shall be deemed to constitute Buyer's approval of all matters of title. If Buyer timely delivers to Seller Buyer's Title Notice, then Seller shall have the right, but not the obligation, to indicate which matters, if any, identified in Buyer's Title Notice will be satisfied or cured (and the manner in which such matters will be satisfied or cured) by the Closing Date by delivering written notice thereof to Buyer ("Seller's Title Notice") within five (5) business days after Seller's receipt of Buyer's Title Notice. Seller's failure to deliver Seller's Title Notice shall be deemed to constitute Seller's election not to satisfy or cure any of the matters set forth in Buyer's Title Notice. Buyer shall have until the Contingency Date to either (y) deliver written notice to Seller approving Seller's Title Notice (or deemed notice), in which case Seller shall satisfy or cure, as applicable, the matters set forth in Seller's Title Notice in the manner set forth therein, if applicable, and the matters set forth in Buyer's Title Notice which are not addressed in Seller's Title Notice shall be deemed to constitute Approved Title Conditions, or (z) disapprove Seller's Title Notice (or deemed notice), in which case this Agreement shall terminate, Escrow Holder shall promptly refund the Deposit (less the Independent Consideration and any title and escrow cancellation charges) and neither party hereunder shall have any further obligations or liabilities under this Agreement, except as specifically set forth herein. If Seller in its sole discretion elects to cure any matters set forth in Buyer's Title Notice, Seller shall have until the Closing Date to do so, provided failure to do so shall in no way be deemed a default by Seller hereunder. If such cure cannot be accomplished within such time, and Buyer has not waived its objections by the Closing Date, this Agreement shall terminate, the Deposit shall be returned to Buyer and neither party shall have any further obligations under this Agreement except as specifically set forth in this Agreement. Buyer's failure to timely notify Seller in writing on or before 5:00 p.m. (Pacific time) on the Contingency Date of its disapproval of any matters set forth in Seller's Title Notice (or deemed notice) shall be deemed Buyer's election to waive its title objections. 7.2 Physical Inspections and Studies. Subject to Paragraph 14 below, Buyer shall have the right to approve or disapprove, in Buyer's sole discretion, the results of Buyer's inspections, investigations, tests and studies, including, without limitation, investigations with regard to zoning, building codes and other governmental regulations, architectural inspections, engineering tests, and soils, seismic A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 6 5376942.5 and geologic reports with respect to the land on which the Property is located, inspections of all or any portion of the Property (including, without limitation, structural, mechanical and electrical systems, roofs, pavement, landscaping and public utilities), and any other physical inspections and/or investigations (collectively, the "Tests") as Buyer may elect to make or obtain in accordance with the terms of this Agreement by delivering written notice thereof to Seller and Escrow Holder on or before 5:00 p.m. Pacific time on the Contingency Date. Buyer's timely notice of disapproval of any of the Tests shall constitute Buyer's election to terminate this Agreement. Buyer's failure to timely disapprove the results of the Tests shall be deemed to constitute Buyer's approval thereof and waiver of this condition. 7.3 Review and Approval of Materials. Prior to 5:00 p.m. Pacific time on Contingency Date, Buyer may, on at least one (1) business days' notice to Seller, review any documents (other than the Excluded Materials [as defined below]) relating to the physical or environmental condition of the Property, any leases for tenants occupying the Property, and service contracts for the Property, that are located at Seller's offices or at the offices of Seller's property manager for the Property (such documents available for Buyer's review that are located at the offices of Seller or at the offices of Seller's property manager, are collectively referred to as the "Materials"). Seller makes no representations or warranties of any kind whatsoever to Buyer as to the accuracy or completeness of the content of the Materials or any other information delivered to or made available to Buyer pursuant to this Agreement, and Seller shall not have any liability or responsibility to Buyer with respect to the accuracy or completeness of any of the Materials or other information or based upon or arising out of any use Buyer may make of the Materials or other information. Buyer shall have the right to approve or disapprove the Materials in Buyer's sole discretion by delivering written notice thereof to Seller on or before 5:00 p.m. Pacific time on the Contingency Date, and, if Buyer disapproves of any such Materials (or if Buyer otherwise determines that the Property is not suitable for Buyer, in Buyer’s sole discretion, for any reason or no reason), Buyer may terminate this Agreement by written notice to Seller and the Escrow Holder on or before 5:00 p.m. Pacific time on the Contingency Date. Buyer's failure to timely disapprove the Materials shall be deemed to constitute Buyer's approval thereof and waiver of this condition. For purposes of this Agreement, the term "Excluded Materials" shall mean any appraisals, internal reports, valuations, other offers or agreements relating to the acquisition or sale of the Property, economic evaluations of the Property, documents pertaining to Seller's entity, reports regarding the Property prepared by Seller or any affiliate of Seller for the internal use or for the information of the investors in Seller, and any other proprietary information not relating to the physical condition of the Property. Buyer acknowledges that it has no right to review any of the Excluded Materials. Further, within five (5) business day of the Opening of Escrow, Seller shall make available to Buyer via virtual data room or other electronic format the Materials listed on Schedule 7.3 attached to this Agreement and incorporated herein, but only to the extent that such Materials relate to the Property, do not constitute Excluded Materials, and are in the possession or control of Seller or its property manager. 7.4 Tenant Estoppel Certificates; Condo Association Estoppels. Following the Opening of Escrow and continuing until the Close of Escrow, Seller shall use commercially reasonable efforts to obtain for the benefit of Buyer and any lender of Buyer estoppel certificates from the existing Tenants of the Property ("Tenant Estoppel Certificates") prior to the Closing Date. The Tenant Estoppel Certificates shall be substantially in the form of Exhibit F or in such other form which a particular tenant is required to execute pursuant to its Lease. Seller shall also use commercially reasonable efforts to obtain for the benefit of Buyer and any lender of Buyer an estoppel certificate from the Condo Association (as defined in Schedule 7.3) certifying that the Declaration(s) (as defined in Schedule 7.3) are unmodified and in full force and effect, that there are no uncured events of default with respect to the Property under the Declarations, the amount of any current general assessments and planned special assessments with respect to the Property (if any), and that there are no amounts currently owing from Buyer to the Association (an “Association Estoppel Certificate”). Notwithstanding anything to the contrary contained in this Agreement, Seller shall not be in default of this Agreement for failing to obtain the Tenant Estoppel A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 7 5376942.5 Certificates or the Association Estoppel Certificates, and receipt of the Tenant Estoppel Certificates and/or the Association Estoppel Certificates shall in no event be a condition precedent to Close of Escrow. 7.5 Representations and Warranties. Subject to any Representation Matters (as defined in Paragraph 13.1) discovered by Buyer or Seller, all representations and warranties of Seller contained in Paragraph 13.1 of this Agreement shall be true and correct in all material respects as of the date made and as of the Close of Escrow with the same effect as if those representations and warranties were made at and as of the Close of Escrow. 7.6 Covenants. By the Closing Date, Seller shall not be in material default in the performance of any material covenant or agreement to be performed by Seller under this Agreement. The conditions set forth in this Paragraph 7 are solely for the benefit of Buyer and may be waived only by Buyer. Buyer shall at all times have the right to waive any condition. Nothing contained in this Agreement shall require Seller to bring any suit or other proceeding or to pay any substantial sum, to satisfy any of such conditions. If any of the conditions in this Paragraph 7 is not timely satisfied or waived by Buyer, Buyer shall deliver written notice to Escrow Holder and Seller on or before the applicable date relating to such condition and describing the condition that has not been satisfied or waived, and unless such failure is due to a material default by Seller in which case the provisions of Paragraph 15 of this Agreement shall apply, Buyer shall have the right by such notice to terminate this Agreement and the Escrow. If Buyer timely terminates this Agreement in accordance with the foregoing, the Deposit (less the Independent Consideration), or such portion thereof that has theretofore been deposited by Buyer with Escrow Holder (less one-half of any escrow and title cancellation fees and costs) shall either be refunded to Buyer or paid over to Seller as provided herein, all documents deposited into Escrow shall be returned to the party depositing such documents, and neither party shall have any further rights or obligations under this Agreement, except for those rights or obligations which expressly survive the termination of this Agreement. If Buyer does not timely deliver notice of such failed conditions, Buyer shall be deemed to have waived the same. Buyer hereby acknowledges and agrees that, notwithstanding the failure of any condition or the breach of any obligation of Seller under this Agreement, the occurrence of the Closing shall constitute conclusive evidence that Seller has fully performed all of its obligations under this Agreement or that Buyer has waived any claim it may have with respect to the same. 8. Conditions Precedent to the Close of Escrow for the Benefit of Seller. The Close of Escrow and Seller's obligations with respect to the transaction contemplated by this Agreement are subject to the timely satisfaction or written waiver of the following conditions precedent for Seller's benefit by the dates designated below: 8.1 Buyer's Deliveries. Buyer shall have delivered to Escrow Holder the funds and documents described in and pursuant to Paragraph 9.2. 8.2 Representations and Warranties. All representations and warranties of Buyer contained in Paragraph 13.2 of this Agreement shall be true and correct in all material respects as of the date made and as of the Close of Escrow with the same effect as if those representations and warranties were made at and as of the Close of Escrow. 8.3 Covenants. By the Closing Date, Buyer shall not be in material default in the performance of any material covenant or agreement to be performed by Buyer under this Agreement. The conditions set forth in this Paragraph 8 are solely for the benefit of Seller and may be waived only by Seller. Seller shall at all times have the right to waive any condition. Any such waiver or waivers shall be in writing and shall be delivered to Buyer and Escrow Holder. If any of the conditions in A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 8 5376942.5 this Paragraph 8 is not satisfied or has not been so waived by Seller prior to the scheduled Closing Date, Seller shall deliver written notice to Buyer describing the condition that has not been satisfied or waived, and if such condition remains unsatisfied as of the scheduled Closing Date, then, subject to the provisions of Paragraph 15 of this Agreement, if applicable, Seller shall have the right to terminate this Agreement and the Escrow by written notice to Buyer and Escrow Holder. If Seller terminates this Agreement in accordance with the foregoing, the Deposit shall be paid over to Seller, all documents deposited into Escrow shall be returned to the party depositing such documents, and neither party shall have any further rights or obligations under this Agreement, except for those rights or obligations which expressly survive the termination of this Agreement. 9. Deliveries to Escrow Holder. 9.1 Deliveries by Seller. At least one (1) business day prior to the Closing Date, Seller shall deposit or cause to be deposited with Escrow Holder the following documents and instruments: 9.1.1 Deed. Seller shall deliver to Escrow Holder a grant deed in the form attached as Exhibit B, duly executed by Seller and acknowledged ("Deed"). 9.1.2 FIRPTA. Seller shall deliver to Escrow Holder a Transferor's Certification of Non-Foreign Status in the form attached as Exhibit C, duly executed by Seller and a California Form RE-593 duly executed by Seller (collectively, "FIRPTA Certificate"). 9.1.3 Lease Assignment. If applicable, Seller shall deliver to Escrow Holder four (4) original counterparts of an Assignment and Assumption of Leases in the form attached hereto as Exhibit D ("Lease Assignment"), duly executed by Seller. 9.1.4 General Assignment. Seller shall deliver to Escrow Holder four (4) original counterparts of a General Assignment and Bill of Sale in the form attached hereto as Exhibit E ("General Assignment"), duly executed by Seller. 9.1.5 Estoppel Certificates. To the extent received by and in the possession of Seller, Seller shall deliver to Escrow Holder original executed Tenant Estoppel Certificates and Association Estoppel Certificates. 9.2 Deliveries by Buyer. At least one (1) business day prior to the Closing Date (except for funds pursuant to Paragraph 9.2.1, which shall be deposited no later than 11:00 a.m. Pacific time on the Closing Date), Buyer shall deposit or cause to be deposited with Escrow Holder the following: 9.2.1 Funds. Buyer shall deliver to Escrow Holder funds which are to be applied toward payment of the Purchase Price in the amounts and at the times designated above in Paragraph 3 (as adjusted by the Proration and Expense Schedule). 9.2.2 Lease Assignment. Buyer shall deliver to Escrow Holder four (4) original counterparts of the Lease Assignment duly executed by Buyer. 9.2.3 General Assignment. Buyer shall deliver to Escrow Holder four (4) original counterparts of the General Assignment duly executed by Buyer. 9.2.4 PCOR. Buyer shall deliver to Escrow Holder a duly executed Preliminary Change in Ownership Report, in a form approved by the Title Company and Seller. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 9 5376942.5 10. Costs and Expenses. If the transaction contemplated by this Agreement is consummated, then Seller shall bear the following costs and expenses: (A) one-half (1/2) of Escrow Holder's fees; (B) documentary transfer taxes payable in connection with the recording of the Deed; (C) the premium for a ALTA standard coverage owner's policy of title insurance in the amount of the Purchase Price; and (D) Seller's share of prorations. If the transaction contemplated by this Agreement is consummated, then Buyer shall bear the following costs and expenses: (W) all costs of the Title Policy in excess of the portion of the premium described in (C) above, including any cost attributable to ALTA extended coverage, if any, the cost of any survey and the cost of any endorsements to the Title Policy; (X) all document recording charges; (Y) one-half (1/2) of Escrow Holder's fees; and (Z) Buyer's share of prorations. If, as a result of no fault of Buyer or Seller, Escrow fails to close, Seller shall bear the cost of the Report (if any), Buyer and Seller shall share equally all of Escrow Holder's fees and charges (other than the Report); however, if the transaction fails to close as the result of the default of either party, then such defaulting party shall bear all Escrow Holder's fees and expenses. Buyer shall bear all costs associated with its due diligence inspections regarding the Property. Subject to the provisions of Paragraph 18 below, each party shall bear the cost of its own attorneys and consultants. All other costs and expenses shall be allocated between Buyer and Seller in accordance with the customary practice of the City and County for transactions of this type. 11. Prorations. 11.1 All revenues and expenses relating to the Property, including without limitation, real property taxes and assessments, utility charges and the like, shall be prorated on an accrual basis as of the Close of Escrow; provided, however, rentals (if any) shall be prorated on a cash received basis. Such proration shall be made as of 12:01 A.M. (Pacific time) on the Closing Date (the "Proration Time"). If any rents under any of the leases for space at the Property shall be accrued and unpaid at the Closing Date, the rents collected by Buyer on or after the Closing Date shall first be applied to rents due at the time of such collection on or after the Closing Date, with the balance payable to the Seller to the extent of rents delinquent as of the Closing Date; provided that Buyer shall use commercially reasonable diligent efforts to collect any delinquent rents, but shall not be required to institute any proceeding or incur any material out-of-pocket costs to collect any rents accrued and unpaid on the Closing Date. Seller shall not be entitled to bring any actions or proceedings against any Tenant(s) for such delinquencies. If the parties are unable to obtain final meter readings from all applicable meters as of the Close of Escrow, such expenses shall be reasonably estimated as of the Close of Escrow on the basis of the prior operating history of the Property. All monthly prorations shall be calculated on actual days of the applicable month and all annual prorations shall be calculated based on a 365-day year. Not less than five (5) business days prior to the Close of Escrow, Seller and Buyer shall agree upon a schedule of expenses and prorations ("Proration and Expense Schedule"). If any prorations, apportionments or computations made under this Paragraph 11 shall require final adjustment because the information is unavailable at the Proration Time, then the parties shall make the appropriate adjustments promptly when accurate information becomes available and either party hereto shall be entitled to an adjustment to correct the same. Such adjustments shall be made as soon as complete and accurate information becomes available, but in all events no later than 180 days after the Closing. Any corrected adjustment or proration shall be paid promptly in cash to the party entitled thereto. 11.2 Seller shall pay over to or credit Buyer at Closing (i) any cash security deposits (together with any interest accrued thereon which inures to the benefit of Tenant pursuant to the terms of the applicable Lease) held by Seller pursuant to any Leases of Tenants at the Property, if any, (ii) any unpaid or unaccrued tenant improvement allowance or free rent concession owing to any Tenant(s) under the Lease(s), if any, and (iii) any brokerage commissions owing in connection with the Leases as of the Close of Escrow, if any. Notwithstanding the foregoing, subject to Section 21.2 below, all tenant improvement costs and allowances and all brokerage commissions and finders fees shall be prorated with respect to all leases and lease modifications entered into between the Execution Date and the Closing Date (if any, each being a “New Lease”) based on the portion of the lease term that pertains to periods on or after the Closing, A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 10 5376942.5 with Seller only being responsible for such costs multiplied by a fraction, the numerator of which is the number of days prior to the Closing that Seller has received rent from such tenant under the new lease or lease modification and the denominator of which is the total number of days in such new lease term, and Buyer being solely responsible for the balance of such costs. 11.3 Notwithstanding Paragraph 11.1 to the contrary, Tenant(s) (if any) may be obligated to pay, as additional rent, certain pass-throughs of operating and similar expenses pursuant to the terms of the applicable Lease(s) (collectively, “Additional Rents”), if any. As to any Additional Rents that are based on estimates and that are subject to adjustment or reconciliation pursuant to such Leases after the Closing Date, prior to the Close of Escrow, Seller shall provide Buyer with a summary (the “Stub Period Amounts Reconciliation”) of the amounts of Additional Rent collected by Seller and the applicable costs and expenses expended by Seller for the period from January 1, 2024 through and including the last day of the month in which the Closing Date occurs (the “Stub Period Amounts”); it being understood that certain Stub Period Amounts, if not based on actual amounts (such as certain operating expenses for the month in which the Closing Date occurs), may be reasonably estimated by Seller. Any amount shown to be owed by Seller to the Tenants of the Property under the Stub Period Amounts Reconciliation shall be credited to Buyer at the Closing, and any amounts shown to be owed to Seller by Tenants of the Property under the Stub Period Amounts Reconciliation shall be credited to Seller at the Closing. The obligations of the parties under this Paragraph 11 shall survive the Close of Escrow for nine (9) months and shall not merge with the Deed. 12. Disbursements and Other Actions by Escrow Holder. Upon the Close of Escrow, Escrow Holder shall promptly undertake all of the following in the manner and order set forth. 12.1 Disburse Funds. Escrow Holder shall credit all matters addressed in Paragraphs 3 and 10 and prorate all matters addressed in Paragraph 11 based upon the Proration and Expense Schedule and disburse the balance of the Purchase Price to Seller promptly upon the Close of Escrow and remaining funds, if any, to Buyer. 12.2 Recording. Escrow Holder shall cause the Deed, and any other documents which the parties hereto may mutually direct, to be recorded in the Official Records and obtain conformed copies thereof for distribution to Buyer and Seller. 12.3 Documents to Seller. Escrow Holder shall disburse to Seller two (2) originals of the Lease Assignment, two (2) originals of the General Assignment and one (1) conformed copy of the Deed. 12.4 Documents to Buyer. Escrow Holder shall deliver to Buyer the original FIRPTA Certificate executed by Seller, two (2) originals of the Lease Assignment, two (2) originals of the General Assignment, originals of any Tenant Estoppel Certificates, and one (1) conformed copy of the Deed. 12.5 Title Company. Escrow Holder shall direct the Title Company to issue the Title Policy to Buyer. 13. Representations and Warranties. 13.1 Seller's Representations and Warranties. In consideration of Buyer entering into this Agreement and as an inducement to Buyer to buy the Property, Seller makes the following representations and warranties, each of which is material and is being relied upon by Buyer (and the truth and accuracy of which shall constitute a condition precedent to Buyer's obligations hereunder). The phrase A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 11 5376942.5 "to Seller's knowledge" used herein, shall mean the actual, then current knowledge of Matthew Schreiber without any undertaking or duty to undertake any independent investigation or inquiry and shall not include any facts that are known or that become known to Buyer or Buyer's agents, employees, contractors, attorneys or representatives. In no event shall Matthew Schreiber have any personal liability under this Agreement. 13.1.1 Formation, Existence, Power. Seller is duly formed and in existence in the jurisdiction of its formation and is qualified to do business in the jurisdiction in which the Property is located; Seller has the legal power, right and authority to enter into this Agreement and the instruments referenced herein, and to consummate the transaction contemplated by this Agreement. 13.1.2 Requisite Action. All requisite action (corporate, trust, partnership or otherwise) has been taken by Seller in connection with entering into this Agreement, the instruments referenced herein, and the consummation of the transaction contemplated by this Agreement. No consent of any partner, shareholder, trustee, trustor, beneficiary, creditor, investor, judicial or administrative body, governmental authority or other party is required for Seller to consummate the transaction contemplated by this Agreement. 13.1.3 Individual Authority. The individuals executing this Agreement and the instruments referenced herein on behalf of Seller and the partners of Seller, if any, have the legal power, right, and actual authority to bind Seller to the terms and conditions hereof and thereof. 13.1.4 No Conflict. Neither the execution and delivery of this Agreement and the documents and instruments referenced herein, nor the occurrence of the obligations set forth herein, nor the consummation of the transaction contemplated herein, nor compliance with the terms of this Agreement and the documents and instruments referenced herein conflict with or result in the material breach of any terms, conditions or provisions of, or constitute a default under, any bond, note, or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan, partnership agreement, lease or other agreement or instrument to which Seller is a party or affecting the Property. 13.1.5 Bankruptcy. Seller has not (a) commenced a voluntary case, or had entered against it a petition, for relief under any federal bankruptcy act or any similar petition, order or decree under any federal or state law or statute relative to bankruptcy, insolvency or other relief for debtors, (b) caused, suffered or consented to the appointment of a receiver, trustee, administrator, conservator, liquidator, or similar official in any federal, state, or foreign judicial or non-judicial proceeding, to hold, administer and/or liquidate all or substantially all of its assets, or (c) made an assignment for the benefit of creditors. 13.1.6 Leases; Rent Roll. To Seller’s knowledge, Seller has delivered to Buyer true and complete copies of all Leases (including any amendments or modifications thereto), if any, and there are no Leases or tenants or other persons or entities with rights to the Property, except for Lease(s) that have been delivered to Buyer in accordance with Paragraph 7.3 above. The Rent Roll delivered to Buyer pursuant to Paragraph 7.3 above is accurate with respect to each Lease. Except as disclosed in the Rent Roll, there are no unaccrued free rent periods or tenant improvement allowances or other cash concessions owing to any Tenant. Seller has not received any notice of any uncured event of default under a Lease, and no commissions are owing with respect to any existing Lease (excluding any New Leases), except for commission that will be paid by Seller as of the Close of Escrow, if any. 13.1.7 Violations. No written notice has been served on or delivered to Seller from any entity, governmental body or individual claiming any violation of any statutes and laws by Seller which violation remains uncured. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 12 5376942.5 13.1.8 Litigation; Condemnation. Seller has not received written notice that there are pending or threatened condemnation, eminent domain, litigation or similar proceedings involving all or any portion of the Property. The representations and warranties of Seller set forth in this Paragraph 13.1 shall survive the Close of Escrow for a period of six (6) months, but not thereafter, it being the intention of the parties that all suits or actions for breach of any such representations and warranties must be commenced, if at all, within said six (6) months of the Close of Escrow or they shall be forever barred. Notwithstanding the foregoing, if, prior to the Closing Date, Buyer or Seller should learn, discover or become aware of any existing or new item, fact or circumstance which renders a representation or warranty of Seller set forth herein incorrect or untrue in any material respect (collectively, the "Representation Matter"), then the party who has learned, discovered or become aware of such Representation Matter shall promptly give written notice thereof to the other party and Seller's representations and warranties shall be automatically limited to account for the Representation Matter. If, prior to the Closing Date, Buyer discovers or is notified of a Representation Matter that has a material, adverse impact on the value of the Property, then, subject to Paragraph 15.2 (if applicable), Buyer shall have the right, as its sole remedy to terminate this Agreement and obtain a refund of the Deposit (less the Independent Consideration) by providing written notice thereof to Seller no later than five (5) business days after Buyer learns or is notified of such Representation Matter; provided, however, Buyer shall have no right to terminate this Agreement for any Representation Matter arising from a change in circumstances that is either (a) outside of the control of Seller or (b) otherwise permitted under this Agreement. Upon such termination, neither party hereunder shall have any further obligations or liabilities under this Agreement except as specifically set forth herein. If Buyer does not timely terminate this Agreement, then Seller's representations and warranties shall be automatically limited to account for the Representation Matter, Buyer shall be deemed to have waived Buyer's right to pursue any remedy for breach of the representation or warranty made untrue on account of such Representation Matter, and the parties shall proceed to the Close of Escrow. 13.2 Buyer's Representations and Warranties. In consideration of Seller entering into this Agreement and as an inducement to Seller to sell the Property, Buyer makes the following representations and warranties, each of which is material and is being relied upon by Seller (and the truth and accuracy of which shall constitute a condition precedent to Seller's obligations hereunder). 13.2.1 Power. Buyer has the legal power, right and authority to enter into this Agreement and the instruments referenced herein, and to consummate the transaction contemplated by this Agreement. 13.2.2 Requisite Action. All requisite action (corporate, trust, partnership or otherwise) has been taken by Buyer in connection with entering into this Agreement and the instruments referenced herein; and, by the Close of Escrow all such necessary action will have been taken to authorize the consummation of the transaction contemplated by this Agreement. By the Close of Escrow no additional consent of any partner, shareholder, trustee, trustor, beneficiary, creditor, investor, judicial or administrative body, governmental authority or other party shall be required for Buyer to consummate the transaction contemplated by this Agreement. 13.2.3 Individual Authority. The individuals executing this Agreement and the instruments referenced herein on behalf of Buyer have the legal power, right, and actual authority to bind Buyer to the terms and conditions hereof and thereof. 13.2.4 No Conflict. Neither the execution and delivery of this Agreement and the documents and instruments referenced herein, nor the occurrence of the obligations set forth herein, nor the consummation of the transaction contemplated herein, nor compliance with the terms of this Agreement A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 13 5376942.5 and the documents and instruments referenced herein conflict with or result in the material breach of any terms, conditions or provisions of, or constitute a default under, any bond, note, or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan, partnership agreement, lease or other agreement or instrument to which Buyer is a party. 13.2.5 Bankruptcy. Buyer has not (a) commenced a voluntary case, or had entered against it a petition, for relief under any federal bankruptcy act or any similar petition, order or decree under any federal or state law or statute relative to bankruptcy, insolvency or other relief for debtors, (b) caused, suffered or consented to the appointment of a receiver, trustee, administrator, conservator, liquidator, or similar official in any federal, state, or foreign judicial or non-judicial proceeding, to hold, administer and/or liquidate all or substantially all of its assets, or (c) made an assignment for the benefit of creditors. 13.2.6 Prohibited Persons and Transactions. Neither Buyer nor any of its affiliates, nor any of their respective members, and none of their respective officers or directors is, nor prior to Closing or the earlier termination of this Agreement, will they become, a person or entity with whom U.S. persons or entities are restricted from doing business under regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury (including those named on OFAC’s Specially Designated Blocked Persons List) or under any U.S. statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism) or other governmental action and is not and prior to Closing or the earlier termination of this Agreement will not engage in any dealings or transactions with or be otherwise associated with such persons or entities. 13.3 As-Is/Release. AS A MATERIAL INDUCEMENT TO THE EXECUTION AND DELIVERY OF THIS AGREEMENT BY SELLER AND THE PERFORMANCE BY SELLER OF ITS DUTIES AND OBLIGATIONS HEREUNDER, BUYER DOES HEREBY ACKNOWLEDGE, REPRESENT, WARRANT AND AGREE, TO AND WITH THE SELLER, THAT, (A) EXCEPT AS EXPRESSLY SET FORTH IN PARAGRAPH 13.1 AND FOR THE DURATION THEREOF, BUYER IS PURCHASING THE PROPERTY IN AN "AS-IS" AND “WHERE IS” CONDITION, WITH ALL FAULTS, AS OF THE DATE OF THE CLOSE OF ESCROW WITH RESPECT TO ANY FACTS, CIRCUMSTANCES, CONDITIONS AND DEFECTS; (B) SELLER HAS NO OBLIGATION TO REPAIR OR CORRECT ANY SUCH FACTS, CIRCUMSTANCES, CONDITIONS OR DEFECTS OR COMPENSATE BUYER FOR SAME; (C) BY THE CLOSE OF ESCROW, BUYER SHALL HAVE UNDERTAKEN ALL SUCH PHYSICAL INSPECTIONS AND EXAMINATIONS OF THE PROPERTY AS BUYER DEEMS NECESSARY OR APPROPRIATE UNDER THE CIRCUMSTANCES, AND THAT BASED UPON SAME, BUYER IS AND WILL BE RELYING STRICTLY AND SOLELY UPON SUCH INSPECTIONS AND EXAMINATIONS AND THE ADVICE AND COUNSEL OF ITS AGENTS AND OFFICERS (AND NOT UPON ANY REPRESENTATIONS OR WARRANTIES OF SELLER), AND BUYER IS AND WILL BE FULLY SATISFIED THAT THE PURCHASE PRICE IS FAIR AND ADEQUATE CONSIDERATION FOR THE PROPERTY; (D) EXCEPT AS EXPRESSLY SET FORTH IN PARAGRAPH 13.1 AND FOR THE DURATION THEREOF, SELLER IS NOT MAKING AND HAS NOT MADE ANY WARRANTY OR REPRESENTATION WITH RESPECT TO ALL OR ANY PART OF THE PROPERTY (INCLUDING, BUT NOT LIMITED TO, ANY MATTERS CONTAINED IN DOCUMENTS MADE AVAILABLE OR DELIVERED TO BUYER IN CONNECTION WITH THIS AGREEMENT), AND ANY WARRANTY OR REPRESENTATION MADE IN PARAGRAPH 13.1 HAS NOT BEEN MADE AS AN INDUCEMENT TO BUYER TO ENTER INTO THIS ESCROW AND THEREAFTER TO PURCHASE THE PROPERTY OR FOR ANY OTHER PURPOSE; (E) IN FURTHERANCE OF, AND NOT IN LIMITATION OF, THE FOREGOING, SELLER HAS AND HEREBY SPECIFICALLY DISCLAIMS, AND NEITHER IT NOR ANY OTHER PERSON IS MAKING, ANY REPRESENTATION, A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 14 5376942.5 WARRANTY, ASSURANCE , PROMISE, COVENANT, AGREEMENT OR GUARANTY WHATSOEVER TO BUYER AND NO WARRANTIES, REPRESENTATIONS, ASSURANCES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTEES OF ANY KIND OR CHARACTER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, ARE MADE BY SELLER OR RELIED UPON BY BUYER WITH RESPECT TO THE PROPERTY (OR ANY PORTION THEREOF), THE STATUS OF TITLE TO OR THE MAINTENANCE, REPAIR, CONDITION, DESIGN, LEASING OR MARKETABILITY OF THE PROPERTY, OR ANY PORTION THEREOF; (F) THE FOREGOING DISCLAIMERS OF REPRESENTATIONS, WARRANTIES, ASSURANCES, PROMISES, COVENANTS, AGREEMENTS AND GUARANTEES INCLUDE, BUT ARE NOT LIMITED TO, DISCLAIMERS IN CONNECTION WITH, AND/OR WITH RESPECT TO, THE FOLLOWING MATTERS (ALL OF WHICH ARE HEREBY SPECIFICALLY DISCLAIMED BY SELLER, AND ALL OF WHICH BUYER HEREBY ACKNOWLEDGES IT IS NOT RELYING UPON): (I) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY OR MARKETABILITY, (II) ANY IMPLIED OR EXPRESS WARRANTY OF HABITABILITY OR FITNESS FOR A PARTICULAR PURPOSE, (III) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, (IV) ANY RIGHTS OF BUYER UNDER APPROPRIATE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION, (V) ANY CLAIM BY BUYER FOR DAMAGES BECAUSE OF DEFECTS, WHETHER KNOWN OR UNKNOWN, NOW OR HEREAFTER EXISTING, WITH RESPECT TO THE PROPERTY OR THE PERSONAL PROPERTY RELATING TO THE PROPERTY, (VI) THE FINANCIAL CONDITION OR PROSPECTS OF THE PROPERTY AND, (VII) LEASES OR OCCUPANCY AGREEMENTS WITH RESPECT TO THE PROPERTY OR THE ABILITY TO LEASE THE PROPERTY OR ANY PORTION THEREOF, (VIII) THE COMPLIANCE OR LACK THEREOF OF THE PROPERTY OR ANY PORTION THEREOF (OR THE OPERATION THEREOF) WITH GOVERNMENTAL OR QUASI-GOVERNMENTAL LAWS, RULES, ORDINANCES OR REGULATIONS (INCLUDING, WITHOUT LIMITATION, ANY ZONING LAWS, ORDINANCES OR REQUIREMENTS), (IX) THE NATURE, QUALITY OR PHYSICAL CONDITION OF THE PROPERTY, (X) THE CONSTRUCTION OF THE PROPERTY OR WHETHER THERE EXISTS ANY CONSTRUCTION DEFECTS THEREIN, (XI) THE WATER, SOIL AND GEOLOGY OF THE PROPERTY OR RELATING THERETO, (XII) THE INCOME TO BE DERIVED FROM THE PROPERTY, (XIII) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH BUYER MAY CONDUCT THEREON, (XIV) THE COMPLIANCE OF OR BY THE PROPERTY (OR THE OPERATION THEREOF) WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY OTHER BODY HAVING JURISDICTION THEREOVER, (XV) THE STATUS OR CONDITION OF ENTITLEMENTS PERTAINING TO THE PROPERTY, (XVI) ANY MATTER REGARDING TERMITES OR WASTES, AS DEFINED BY THE U.S. ENVIRONMENTAL PROTECTION AGENCY REGULATIONS AT 40 C.F.R., (XV) ANY MATTERS RELATING TO HAZARDOUS MATERIALS, HAZARDOUS SUBSTANCES OR ENVIRONMENTAL LAWS, RULES, REGULATIONS OR REQUIREMENTS, AND (XVI) THE ADEQUACY OF PARKING IN CONNECTION WITH THE PROPERTY, AND (G) BY REASON OF ALL OF THE FOREGOING, BUYER SHALL ASSUME THE FULL RISK OF ANY LOSS OR DAMAGE OCCASIONED BY ANY FACT, CIRCUMSTANCE, CONDITION OR DEFECT PERTAINING TO THE PROPERTY, INCLUDING WITHOUT LIMITATION THE PRESENCE OF ANY ASBESTOS CONTAINING MATERIAL, HAZARDOUS, TOXIC OR RADIOACTIVE WASTE, SUBSTANCE OR MATERIALS IN, ON, UNDER OR ABOUT THE PROPERTY, AND BUYER HEREBY EXPRESSLY AND UNCONDITIONALLY WAIVES AND RELEASES SELLER AND ALL OF ITS PARENTS, SUBSIDIARIES, AFFILIATES AND PARTNERSHIPS, OFFICERS, DIRECTORS, PROPERTY MANAGERS, ASSET MANAGERS, MANAGERS, SHAREHOLDERS, PARTNERS, MEMBERS, REPRESENTATIVES, AGENTS AND EMPLOYEES, AND THEIR RESPECTIVE SUCCESSORS, HEIRS AND ASSIGNS AND EACH OF THEM (INDIVIDUALLY AND COLLECTIVELY, THE "RELEASED PARTIES") FROM ANY AND ALL RIGHTS AND CLAIMS AGAINST SELLER AND/OR THE RELEASED PARTIES WITH RESPECT TO THE PROPERTY OR MATTERS A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 15 5376942.5 RELATING TO THE PROPERTY (INCLUDING WITHOUT LIMITATION (I) THE CONDITION, VALUATION, MARKETABILITY OR UTILITY OF THE PROPERTY, (II) IN CONNECTION WITH ANY LEASES OR OCCUPANCY AGREEMENTS RELATING TO THE PROPERTY, (III) ANY RIGHTS OF BUYER UNDER THE STATE OR FEDERAL COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT, AS AMENDED FROM TIME TO TIME, ANY OTHER ENVIRONMENTAL OR HAZARDOUS MATERIAL LAWS OR OTHER SIMILAR LAWS, (IV) IN CONNECTION WITH LATENT, PATENT, ALLEGED OR ACTUAL DESIGN OR CONSTRUCTION DEFICIENCIES OR DEFECTS (WHETHER RESULTING FROM ANY ACTS OR OMISSIONS OF SELLER, ANY SELLER PARTY, ANY PRIOR OWNER OF ALL OR ANY PORTION OF THE PROPERTY, OR ANY OTHER PARTY), AND (VI) ANY OTHER MATTERS REFERENCED IN THIS PARAGRAPH 13.3). BUYER ACKNOWLEDGES AND AGREES THAT THE FOREGOING WAIVER AND RELEASE INCLUDES ALL RIGHTS AND CLAIMS OF BUYER (AND ANY PERSON OR ENTITY CLAIMING BY, OR THROUGH, BUYER) AGAINST SELLER AND/OR ANY OTHER RELEASED PARTIES PERTAINING TO THE PROPERTY, WHETHER HERETOFORE OR NOW EXISTING OR HEREAFTER ARISING, OR WHICH COULD, MIGHT, OR MAY BE CLAIMED TO EXIST, OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, LIQUIDATED OR UNLIQUIDATED, EACH AS THOUGH FULLY SET FORTH HEREIN AT LENGTH, WHICH IN ANY WAY ARISE OUT OF, OR ARE CONNECTED WITH, OR RELATE TO, THE PROPERTY. THIS RELEASE INCLUDES CLAIMS OF WHICH BUYER IS PRESENTLY UNAWARE OF WHICH BUYER DOES NOT PRESENTLY SUSPECT TO EXIST WHICH, IF KNOWN BY BUYER, WOULD MATERIALLY AFFECT BUYER'S RELEASE TO SELLER AND/OR THE OTHER RELEASED PARTIES. IN CONNECTION AND TO THE EXTENT PERMITTED BY LAW, BUYER HEREBY AGREES, REPRESENTS AND WARRANTS THAT BUYER REALIZES AND ACKNOWLEDGES THAT FACTUAL MATTERS NOW UNKNOWN TO IT MAY HAVE GIVEN OR MAY HEREAFTER GIVE RISE TO CAUSES OF ACTION, CLAIMS, DEMANDS, DEBTS, CONTROVERSIES, DAMAGES, COSTS, LOSSES AND EXPENSES WHICH ARE PRESENTLY UNKNOWN, UNANTICIPATED AND UNSUSPECTED, AND BUYER FURTHER AGREES, REPRESENTS AND WARRANTS THAT THE WAIVERS AND RELEASES HEREIN HAVE BEEN NEGOTIATED AND AGREED UPON IN LIGHT OF THAT REALIZATION AND THAT BUYER NEVERTHELESS HEREBY INTENDS TO RELEASE, DISCHARGE AND ACQUIT SELLER AND THE OTHER RELEASED PARTIES FROM ANY SUCH UNKNOWN CAUSES OF ACTION, CLAIMS, DEMANDS, DEBTS, CONTROVERSIES, DAMAGES, COSTS, LOSSES AND EXPENSES. THE FOREGOING WAIVERS AND RELEASES BY BUYER SHALL SURVIVE (A) THE CLOSING AND THE RECORDATION OF THE DEED, AND SHALL NOT BE DEEMED MERGED INTO THE DEED UPON ITS RECORDATION, AND/OR (B) ANY TERMINATION OF THIS AGREEMENT. NOTWITHSTANDING ANY OF THE FOREGOING TO THE CONTRARY, BUYER HAS NOT RELEASED SELLER FOR ANY ACTUAL FRAUD COMMITTED BY SELLER AND UNKNOWN TO BUYER AS OF THE CLOSE OF ESCROW. BUYER EXPRESSLY WAIVES THE BENEFITS OF SECTION 1542 OF THE CALIFORNIA CIVIL CODE, WHICH PROVIDES AS FOLLOWS: "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, AND THAT, IF KNOWN BY HIM OR HER WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY." BUYER'S INITIALS A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 16 5376942.5 14. Access. Provided that Buyer is not in default of its obligations under this Agreement, then from and after the Opening of Escrow through the earlier of the termination of this Agreement or the Closing Date, Buyer, its agents, consultants, contractors and subcontractors shall have the right, at reasonable times upon at least 48 hours prior written notice to Seller, subject to the rights of all tenants and occupants of the Property, and provided that Buyer has coordinated with Seller so as to afford Seller a reasonable opportunity to have a representative present at all such times, to enter upon the Property to conduct or make any and all non-intrusive and non-invasive inspections and Tests as may be necessary or desirable, subject to the limitations set forth below in this Paragraph 14. The scope of any analysis which requires physical sampling or any other invasive or intrusive testing of all or any part of the Property shall be subject to: (a) the prior written approval of Seller, which Seller may withhold or condition in its sole discretion, (b) Seller's receipt of written evidence that Buyer has procured the insurance required pursuant to this Paragraph 14, and (c) the requirement that Buyer dispose of all such test samples in accordance with applicable law and at no cost or liability to Seller. Nothing herein shall authorize any subsurface testing or drilling on the Property by Buyer or its environmental consultant unless specifically approved in writing by Seller, which Seller may condition or deny in its sole discretion. Buyer shall obtain or cause its consultants to obtain (and provide evidence to Seller), at Buyer's sole cost and expense, prior to commencement of any investigative activities on the Property, a policy of commercial general liability insurance covering any and all liability of Buyer and Seller with respect to or arising out of any investigative activities. Such policy of insurance shall be from an insurance company acceptable to Seller and name Seller as an additional insured and shall be kept and maintained in force during the term of this Agreement and so long thereafter as necessary to cover any claims of damages suffered by persons or property resulting from any acts or omissions of Buyer, Buyer's employees, agents, contractors, suppliers, consultants or other related parties. Such policy of insurance shall have liability limits of not less than Two Million Dollars ($2,000,000.00) combined single limit per occurrence for bodily injury, personal injury and property damage liability. If this Agreement is terminated prior to the Close of Escrow, Buyer hereby agrees to provide to Seller, within ten (10) days following such termination, a true and complete copy of all tests, reports, studies and the like generated by such vendor in connection with Buyer's inspection of the Property, to the extent in Buyer’s possession or control. Buyer shall keep all documents and information received from Seller and/or its agents and the results of all of its inspections, studies, investigations, analysis, reports and the like confidential except as required by law and except for disclosures made to Buyer's agents, consultants and employees. Buyer hereby indemnifies, defends and holds the Property, Seller and their respective officers, directors, shareholders, members, participants, affiliates, employers, representatives, invitees, agents and contractors free and harmless from and against any and all claims, costs, losses, liabilities, damages or expenses arising out of or resulting from such entry by Buyer, its agents, consultants, contractors and subcontractors or Buyer's breach of its obligations under this Paragraph 14. Additionally, Buyer shall immediately, at its sole cost and expense, repair any and all damage arising out of or resulting from such entry and any acts or omissions by Buyer, its agents, employees, consultants, contractors and subcontractors. Furthermore, Buyer hereby agrees not to contact any tenants or other occupants of the Property nor any governmental agencies with respect to the Property without Seller's prior written consent, which Seller may withhold or condition in its reasonable discretion (including, without limitation, requiring that a Seller representative be present). Buyer shall keep the Property free and clear of any mechanics' liens or materialmen's liens related to Buyer's inspection and the other activities contemplated in this Paragraph 14. All of Buyer's obligations set forth in this Paragraph 14 shall survive the Close of Escrow and shall not be merged with the Deed, and shall survive the termination of this Agreement and Escrow prior to the Close of Escrow, and shall not be limited by any provision of this Agreement. 15. Default. 15.1 BUYER'S DEFAULT. IF BUYER FAILS TO COMPLETE THE PURCHASE OF THE PROPERTY AS PROVIDED IN THIS AGREEMENT BY REASON OF ANY A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 17 5376942.5 DEFAULT OF BUYER, SELLER'S SOLE REMEDY (EXCEPT AS PROVIDED BELOW) SHALL BE TO TERMINATE THIS AGREEMENT AND RECEIVE THE DEPOSIT AS LIQUIDATED DAMAGES AND SELLER SHALL BE RELEASED FROM ITS OBLIGATION TO SELL THE PROPERTY TO BUYER. BUYER AND SELLER AGREE THAT IT WOULD BE IMPRACTICAL AND EXTREMELY DIFFICULT TO ESTIMATE THE DAMAGES WHICH SELLER MAY SUFFER IN THE EVENT BUYER DEFAULTS HEREUNDER AND FAILS TO COMPLETE THE PURCHASE OF THE PROPERTY AS HEREIN PROVIDED. BUYER AND SELLER THEREFORE AGREE THAT A REASONABLE PRESENT ESTIMATE OF THE NET DETRIMENT THAT SELLER WOULD SUFFER IN THE EVENT OF BUYER'S DEFAULT OR BREACH HEREUNDER IS AN AMOUNT OF MONEY EQUAL TO THE DEPOSIT WHICH SHALL BE THE FULL, AGREED AND LIQUIDATED DAMAGES. THE PARTIES ACKNOWLEDGE THAT THE PAYMENT OF SUCH LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF CALIFORNIA CIVIL CODE SECTIONS 3275 OR 3369, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER PURSUANT TO CALIFORNIA CIVIL CODE SECTIONS 1671, 1676 AND 1677. THE FOREGOING SHALL NOT LIMIT SELLER'S REMEDIES WITH RESPECT TO BUYER'S OBLIGATIONS (INCLUDING, WITHOUT LIMITATION, ITS INDEMNIFICATION OBLIGATIONS) UNDER PARAGRAPHS 14 AND 17 OF THIS AGREEMENT AND THE ATTORNEYS' FEES PROVISION SET FORTH IN PARAGRAPH 18 BELOW. SELLER'S INITIALS BUYER'S INITIALS 15.2 SELLER'S DEFAULT. IF SELLER DEFAULTS UNDER THIS AGREEMENT AND FAILS TO COMPLETE THE PURCHASE AS PROVIDED HEREIN, THEN BUYER SHALL BE ENTITLED, AS ITS SOLE AND EXCLUSIVE REMEDY, WHETHER AT LAW OR IN EQUITY, EITHER (A) TO TERMINATE THIS AGREEMENT AND RECOVER ITS DEPOSIT OR (B) IN LIEU OF TERMINATING THE AGREEMENT AND RECOVERING ITS DEPOSIT, BUYER SHALL BE ENTITLED TO PURSUE SPECIFIC PERFORMANCE OF THE CONVEYANCE OF THE PROPERTY WITHOUT RIGHT TO ANY DAMAGES OR OTHER EQUITABLE RELIEF WHATSOEVER, BUT ONLY IF BUYER DEPOSITS WITH ESCROW HOLDER ON OR BEFORE THE SCHEDULED CLOSING DATE, THE CASH BALANCE OF THE PURCHASE PRICE, TOGETHER WITH ALL CLOSING DOCUMENTS REQUIRED HEREUNDER FROM BUYER, AND BUYER FILES SUCH SPECIFIC PERFORMANCE ACTION WITHIN TEN (10) DAYS FOLLOWING THE SCHEDULED CLOSING DATE AND DILIGENTLY PROSECUTES SUCH ACTION TO COMPLETION. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, BUYER SHALL NOT BE ENTITLED TO RECORD A LIEN OR LIS PENDENS AGAINST THE PROPERTY AND BUYER HEREBY WAIVES ANY SUCH RIGHT. NOTWITHSTANDING THE FOREGOING TO THE CONTRARY, IF SELLER IS IN MATERIAL DEFAULT UNDER THIS AGREEMENT, AND BUYER TERMINATES THIS AGREEMENT IN ACCORDANCE WITH SUBPART (A) OF THIS PARAGRAPH ABOVE AS A RESULT OF SUCH MATERIAL DEFAULT, SELLER SHALL ALSO REIMBURSE BUYER FOR ITS REASONABLE, THIRD-PARTY, OUT OF POCKET COSTS AND EXPENSES INCURRED TO NEGOTIATE THIS AGREEMENT AND PURSUE ACQUISITION OF THE PROPERTY AS CONTEMPLATED HEREBY, NOT TO EXCEED $50,000.00. SELLER'S INITIALS BUYER'S INITIALS A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 18 5376942.5 16. Notices. Any notice, demand, consent, approval, request, or other communication or document to be provided hereunder to a party hereto shall be in writing and shall be given to such party at its address set forth above or such other address such party may hereafter specify for that purpose by notice to the other party. Each such notice, request, or communication shall, for all purposes, be deemed given and received (a) if given by email, when such email (inclusive of a pdf attachment containing the substantive content of the notice) is transmitted to the email address specified above during normal business hours (i.e. 8:00 a.m. to 5:00 p.m.) and such notice is also sent via overnight delivery service for the next business day’s delivery, (b) if hand delivered against receipted copy, when the copy thereof is receipted, (c) if given by a recognized overnight delivery service, the day on which such notice, request, or other communication is actually received, or (d) or if given by certified mail, return receipt requested, postage prepaid, two (2) days after it is posted with the United States Postal Service, to the addresses specified in the Basic Provisions. Notices to Seller shall be directed to Seller and Seller's Counsel and notices to Buyer shall be directed to Buyer and Buyer's Counsel. Notice of change of address shall be given by written notice in the manner detailed in this Paragraph 16. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to constitute receipt of the notice, demand, request or communication sent 17. Brokers. Upon the Close of Escrow (but not otherwise), Seller shall pay a real estate brokerage commission to Broker with respect to this transaction in accordance with Seller's separate written agreement. Each party hereto agrees to indemnify and hold harmless the other party from and against any and all losses, liens, claims, judgments, liabilities, costs, expenses or damages (including reasonable attorneys' fees and court costs) of any kind or character arising out of or resulting from any agreement, arrangement or understanding (except as set forth above with respect to Broker) alleged to have been made by such party or on its behalf with any broker or finder in connection with this Agreement or transaction contemplated under this Agreement. The foregoing indemnity shall survive the Close of Escrow or the earlier termination of this Agreement and shall not be limited by any provision of this Agreement. 18. Legal Fees. If either Buyer or Seller brings any action, arbitration or suit against the other for any matter relating to or arising out of this Agreement, then the prevailing party in such action or dispute, whether by final judgment or settlement, shall be entitled to recover from the other party all costs and expenses of suit, including actual attorneys' fees. Any judgment or order entered in any final judgment shall contain a specific provision providing for the recovery of all costs and expenses of suit, including actual attorneys' fees incurred in enforcing, perfecting and executing such judgment. For the purposes of this paragraph, such costs shall include, without limitation, in-house or outside attorneys' fees, costs and expenses incurred in the following: (a) postjudgment motions; (b) contempt proceedings; (c) garnishment, levy, and debtor and third party examination; (d) discovery; and (e) bankruptcy litigation. 19. Assignment. Buyer may not assign, transfer or convey its rights or obligations under this Agreement at any time without the prior written consent of Seller, which Seller may withhold in its sole and absolute discretion; provided, however, Buyer may assign this Agreement to a Buyer Affiliate (as defined below) without the requirement of obtaining Seller's prior written consent (but nevertheless requiring at least five (5) business days prior written notice) and satisfy the requirements set forth below. The term "Buyer Affiliate" shall mean any entity of which Buyer or manager of Buyer is the managing member or managing partner or manager and owns or controls such entity. Notwithstanding the foregoing, no assignment by Buyer (whether to a Buyer Affiliate or otherwise) shall release Buyer from any of its obligations hereunder, and any assignment by Buyer (even to a Buyer Affiliate) shall require the full assumption by the assignee (on a joint and several basis) of all of Buyer's obligations hereunder, and the assignment and assumption agreement must be delivered to Seller at least five (5) business days prior to the Closing. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 19 5376942.5 20. Damage or Destruction, Condemnation, Insurance. 20.1 Condemnation. If at any time prior to the Closing Date any "material" portion of the Property is condemned or taken by eminent domain proceedings by any public authority, then at Buyer's option, to be exercised within ten (10) days after receipt of notice of such taking, this Agreement shall terminate, and the Deposit (less the Independent Consideration) shall be promptly returned to Buyer, and except as expressly set forth herein, neither party shall have any further liability or obligation to the other hereunder. As used in this Paragraph 20.1, the term "material" shall mean a taking which materially and adversely affects the value or operations of the Property and adversely affects the value of the Property by more than ten percent (10%) of the Purchase Price. Seller shall give Buyer written notice of any taking promptly after Seller obtains knowledge thereof. If less than a material portion of the Property is condemned or taken by eminent domain proceedings or if Buyer does not timely notify Seller in writing of its election to terminate this Agreement, Buyer shall be deemed to have elected not to terminate this Agreement. If Buyer elects or is deemed to have elected not to terminate this Agreement, the parties shall proceed to the Closing without a reduction in the Purchase Price and, upon the Closing, all condemnation proceeds paid or payable to Seller (other than losses pertaining to periods prior to the Closing) shall belong to Buyer and shall be paid over and assigned to Buyer. Seller shall have no obligation to make any repairs to the Property in the event of a condemnation. 20.2 Damage and Destruction. If at any time prior to the Closing Date a material portion of the Property is destroyed or damaged as a result of fire or any other casualty whatsoever, then at Buyer's option, to be exercised within ten (10) days after receipt of notice of such destruction or damage, this Agreement shall terminate, the Deposit shall be returned to Buyer, and except as expressly set forth herein, neither party shall have any further liability or obligation to the other hereunder. If Buyer does not timely notify Seller in writing of its election to terminate this Agreement, Buyer shall be deemed to have elected not to terminate this Agreement. For purposes hereof, the term "material" shall be deemed to be a damage or destruction in excess of ten percent (10%) of the Purchase Price. If less than a material portion of the Property is damaged or destroyed or if a material portion is damaged or destroyed and Buyer elects or is deemed to have elected not to terminate this Agreement, the parties shall proceed to the Closing without reduction in the Purchase Price and, upon the Closing, all property insurance proceeds paid or payable to Seller as a result of such casualty shall belong to Buyer and shall be paid over and assigned to Buyer. Seller shall have no obligation to make any repairs to the Property in the event of a damage or destruction. 21. Continued Operations; New Leases and Contracts 21.1 Continued Operations. So long as this Agreement remains in effect, (i) Seller shall manage, operate, and insure the Property in substantially the same manner in which Seller managed, operated, and insured the Property prior to the Opening of Escrow, and (ii) Seller shall not modify, amend, or terminate any Lease or service contract, nor enter into any New Lease or service contract, except as set forth in this Paragraph 21. 21.2 New Leases. Seller hereby agrees that, from and after the Execution Date, Seller will not modify, extend or otherwise change any of the terms, covenants or conditions of the Leases or enter into New Leases affecting the Property without the prior written consent of Buyer, which consent may be granted or withheld in Buyer’s commercially reasonable discretion; provided, however, following the Contingency Date, such consent may be granted or denied in Buyer’s sole and absolute discretion (except for a lease modification or termination with respect to a Tenant, if any, which is delinquent in rent, with respect to which Buyer’s consent may be granted or withheld in Buyer’s commercially reasonable discretion). If Buyer fails to approve any proposal in writing, Buyer shall be deemed to have disapproved of such proposal. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 20 5376942.5 21.3 Service Contracts. Prior to the date which is three (3) days prior to the end of the Contingency Date, Seller, in its sole and absolute discretion, and without Buyer’s consent, shall have the right to extend, renew, modify or replace any of the service contracts that Seller deems advisable, so long as such service contracts (whether new or modified) are terminable upon thirty (30) days’ notice without fee or penalty, and Seller provides a copy of such service contract (or modification to such service contract) to Buyer. Except as otherwise provided herein, after the date which is three (3) days prior to the Contingency Date, Seller will not extend, renew, modify or replace any of the service contracts without the prior written consent of Buyer, which consent may be granted or withheld in Buyer’s sole and absolute discretion. If Buyer does not approve any request of Seller regarding a service contract in writing, Buyer shall be deemed to have disapproved of such request. If any service contract requires the service provider’s consent for such service contract to be assigned to Buyer, as of the Close of Escrow, Seller shall either (i) terminate such service contract as of the Close of Escrow, to the extent the same is terminable on thirty (30) days prior notice without fee or charge, or (ii) obtain such service provider’s consent for the assignment of the service contract to Buyer, in either case, at Seller’s sole cost and expense. 22. Miscellaneous. 22.1 Not an Offer. Seller's delivery of unsigned copies of this Agreement is solely for the purpose of review by the party to whom delivered, and neither the delivery nor any prior communications between the parties shall in any way imply that Seller is under any obligation to enter the transaction which is the subject of this Agreement. The signing of this Agreement by Buyer constitutes an offer which shall not be deemed accepted by Seller unless and until Seller has signed this Agreement and delivered a duplicate original or electronic copy to Buyer. 22.2 Computation of Time Periods. If the date upon which the Contingency Date, the Closing Date or any other date or time period provided for in this Agreement is or ends on a Saturday, Sunday or federal or state legal holiday, then such date shall automatically be extended until 5:00 p.m. Pacific time of the next day which is not a Saturday, Sunday or legal holiday. The term "business day" shall mean any day other than a Saturday, Sunday or legal holiday. 22.3 Captions; Severability. Any captions to, or headings of, the paragraphs or subparagraphs of this Agreement are solely for the convenience of the parties hereto, are not a part of this Agreement, and shall not be used for the interpretation or determination of the validity of this Agreement or any provision hereof. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, but this Agreement shall be reformed and construed and enforced to the maximum extent permitted by applicable law. 22.4 No Obligations to Third Parties. Except as otherwise expressly provided herein, the execution and delivery of this Agreement shall not be deemed to confer any rights upon, nor obligate any of the parties hereto, to any person or entity other than the parties hereto. 22.5 Exhibits and Schedules. The exhibits and schedules attached to this Agreement are incorporated in this Agreement by this reference for all purposes. 22.6 Amendment to this Agreement. The terms of this Agreement may not be modified or amended except by an instrument in writing executed by each of the parties hereto. 22.7 Waiver. The waiver or failure to enforce any provision of this Agreement shall not operate as a waiver of any future breach of any such provision or any other provision hereof. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 21 5376942.5 22.8 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, except for any choice-of-law principles which provide for the application of the laws of another jurisdiction. Seller and Buyer hereby irrevocably submit to the jurisdiction of any state or federal court sitting in the State in any action or proceeding arising out of or relating to this Agreement and hereby irrevocably agree that all claims in respect of such action or proceeding shall be heard and determined in a state or federal court sitting in the State. Buyer and Seller agree that the provisions of this Paragraph 22.8 shall survive the Closing. 22.9 Fees and Other Expenses. Except as otherwise provided herein, each of the parties hereto shall pay its own fees and expenses in connection with this Agreement. 22.10 Entire Agreement. This Agreement (including all Exhibits attached hereto) supersedes any prior agreements, negotiations and communications, oral or written, and contains the entire agreement between, and the final expression of, Buyer and Seller with respect to the subject matter hereof. No subsequent agreement, representation, or promise made by either party hereto, or by or to an employee, officer, agent or representative of either party hereto shall be of any effect unless it is in writing and executed by the party to be bound thereby. 22.11 Successors and Assigns. Subject to the restrictions set forth in Paragraph 19 hereof, this Agreement shall be binding upon and shall inure to the benefit of the permitted successors and assigns of the parties hereto. 22.12 Construction. The parties acknowledge and agree that (A) each party hereto is of equal bargaining strength, (B) each such party has actively participated in the drafting, preparation and negotiation of this Agreement, (C) each such party has consulted with such party's own, independent counsel, and such other professional advisors as such party has deemed appropriate, relating to any and all matters contemplated under this Agreement, (D) each such party and such party's counsel and advisors have reviewed this Agreement, (E) each such party has agreed to enter into this Agreement following such review and the rendering of such advice, (F) any rule of construction to the effect that ambiguities are to be resolved against the drafting parties shall not apply in the interpretation of this Agreement, or any portions hereof, or any amendments hereto, and (G) except as expressly stated to survive the Closing in this Agreement, all terms and provisions of this Agreement shall not survive the Closing and shall be deemed merged with the Deed at Closing. 22.13 Limitation of Liability. Buyer acknowledges and agrees that neither the trustees, shareholders, members, affiliates, officers, directors, investment managers, employees, partners, agents nor advisors of Seller, assume any personal liability for obligations entered into by or on behalf of Seller. Notwithstanding any other provision of this Agreement to the contrary (or any rights that Buyer may have at law or in equity), (a) in no event shall Seller have any liability for lost profits, speculative, special, consequential or punitive damages, (b) in no event will Seller's liability under or otherwise in connection with this Agreement (including, without limitation, Paragraph 13.1 above), any documents executed in connection herewith and/or otherwise in connection with the Property exceed the sum of Two Hundred Fifty Thousand Dollars ($250,000.00), and (c) Buyer shall have no right to assert any claim against Seller, and Seller shall have no liability to Buyer whatsoever, unless the valid claims for all breaches of Seller collectively aggregate more than Fifty Thousand Dollars ($50,000.00). Notwithstanding anything to the contrary contained in this Agreement, Buyer hereby agrees that any action or claim asserted by Buyer against Seller or any of the Released Parties must be filed (if at all) and properly served to Seller within six (6) months following the Closing in a court of competent jurisdiction, and Buyer hereby waives any right to bring any such claim or action thereafter. Buyer's remedies prior to Closing shall be limited as set forth in Paragraph 15.2. Any and all liability beyond that which may be asserted under this Paragraph 22.13 A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 22 5376942.5 is expressly waived and released by Buyer and by all persons claiming by, through or under Buyer. The provisions of this Paragraph 22.13 shall survive the Closing. 22.14 Time of the Essence. All times provided for in this Agreement for the performance of any act will be strictly construed, time being of the essence. 22.15 Recording. The parties agree that this Agreement shall not be recorded. If Buyer causes this Agreement or any notice or memorandum thereof to be recorded, this Agreement shall be null and void at the option of Seller. 22.16 Confidentiality. Until the Close of Escrow, Buyer will keep confidential the Purchase Price, the other terms of this Agreement, the Materials and all other information concerning the Property (as disclosed, discovered or determined in connection with this transaction); provided, however, Buyer may disclose such information to (a) those employed by Buyer (subject to their agreement to abide by the terms of this paragraph); (b) those who are actively and directly participating in the evaluation of the Property and the negotiation and execution of this Agreement or financing of the purchase of the Property (subject to their agreement to abide by the terms of this paragraph); (c) third parties as required under applicable law; and (d) Buyer's potential financial partners and lenders (subject to their agreement to abide by the terms of this paragraph). 22.17 Natural Hazard Disclosure. Natural Hazard Disclosure. As of the Closing, to the extent permitted by law, Buyer shall be deemed to have knowingly, voluntarily and intentionally waived the right to the disclosures (“Natural Hazards Disclosures”) set forth in: (a) California Government Code Section 8589.3 (a special flood area); (b) California Government Code Section 8589.4 (dam failure inundation area); (c) California Government Code Section 51183.5 (earthquake fault zone); (d) California Public Resources Code Section 2621.9 (seismic hazard zone); (e) California Public Resources Code Section 4136 (wildland fire area); and (f) California Public Resources Code Section 2694 (high fire severity area). Buyer acknowledges and represents that it has extensive experience acquiring and conducting due diligence for commercial properties. This waiver by Buyer includes, to the extent permitted by law, any remedies Buyer may have for Seller's nondisclosure of the Natural Hazards Disclosures. In no way limiting the foregoing waiver by Buyer, Buyer acknowledges that Seller shall employ the services of the Escrow Holder or another third party selected by Seller (as applicable, the “Natural Hazard Expert”) to examine the maps and other information specifically made available to the public by government agencies for the purposes of enabling Seller to fulfill Seller's disclosure obligations, if any, and to report the result of the Natural Hazard Expert’s examination (“Natural Hazards Report”) to Buyer and Seller in writing. Seller has not verified, and Seller is not obligated to verify, the information contained in the Natural Hazards Report. The Natural Hazards Report fully and completely discharges Seller from Seller's disclosure obligations referred to herein, if and to the extent any such obligations exist, and, for the purpose of this Agreement, the provisions of Section 1103.4 of the California Civil Code regarding non- liability of Seller for errors or omissions not within Seller's personal knowledge shall be deemed to apply and the Natural Hazard Expert shall be deemed to be an expert, dealing with matters within the scope of the Natural Hazard Expert's expertise with respect to the examination and written report regarding the natural hazards referred to above. Seller makes no representation or warranty as to the truth or accuracy of any information contained in the Natural Hazards Report. ANY NATURAL HAZARDS DISCLOSED BY THE NATURAL HAZARDS REPORT MAY LIMIT THE BUYER'S ABILITY TO REDEVELOP OR UTILIZE THE PROPERTY, TO OBTAIN INSURANCE, OR TO RECEIVE ASSISTANCE AFTER A DISASTER. THE MAPS ON WHICH THESE DISCLOSURES ARE BASED ESTIMATE WHERE NATURAL HAZARDS EXIST. THEY ARE NOT DEFINITIVE INDICATORS OF WHETHER OR NOT THE PROPERTY WILL BE AFFECTED BY A NATURAL DISASTER. BUYER MAY WISH TO A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 23 5376942.5 OBTAIN PROFESSIONAL ADVICE REGARDING THESE HAZARDS AND OTHER HAZARDS THAT MAY AFFECT THE PROPERTY. 22.18 Section 1101.5 Disclosure. Seller hereby discloses to Buyer that Section 1101.5 of the California Civil Code requires that all noncompliant plumbing fixtures in any commercial real property shall be replaced with water-conserving plumbing fixtures. Pursuant to Section 1101.5(e) of the California Civil Code, Seller hereby discloses to Buyer that the Property may include noncompliant plumbing fixtures. 22.19 Counterparts; Electronic Signatures. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which, together, shall constitute but one and the same instrument. Electronic signatures, including signature delivered in a PDF, jpeg, or other electronic document, shall be deemed binding as originals. [Signature Page Follows] A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 24 5376942.5 IN WITNESS WHEREOF, Buyer and Seller have executed this Agreement as of the day and year first written above. BUYER: SELLER: SM 1848, LLC, SRT SF RETAIL I, LLC, a California limited liability company a Delaware limited liability company By: By: Name: Douglas M. MacMahon Name: Position: Manager Position: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8 CEO Matthew Schreiber

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 25 5376942.5 ACCEPTANCE BY ESCROW HOLDER Chicago Title Insurance Company acknowledges that it has received a fully executed original or original executed counterparts of the foregoing Agreement of Purchase and Sale and Joint Escrow Instructions (the "Agreement") and agrees to act as Escrow Holder under the Agreement and to be bound by and strictly perform the terms thereof as such terms apply to Escrow Holder. Dated: , 2024 CHICAGO TITLE INSURANCE COMPANY By: Name: Position: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: A2CCE1BA-1A75-4BF7-BDE3-B06FA14BFEC8

EXHIBIT A

LEGAL DESCRIPTION

PARCEL ONE

CONDOMINIUM UNIT 308 (LOT NO 55) OF PARCEL A OF FINAL MAP 7511, FILED MAY 29, 2014 IN BOOK 123 OF CONDOMINIUM MAPS, PAGES 188, 189 AND 190 OFFICIAL RECORDS OF SAN FRANCISCO COUNTY RECORDS ("OFFICIAL RECORDS"), AS SUCH UNIT IS SHOWN ON THE CONDOMINIUM PLAN ("PLAN"), ATTACHED AS AN EXHIBIT TO THE DECLARATION OF RESTRICTIONS AND CONDOMINIUM PLAN FOR 8 OCTAVIA BOULEVARD ("DECLARATION"), RECORDED JULY 25, 2014, SERIES NO 2014-J914505 OFFICIAL RECORDS, ALONG WITH ANY AMENDMENTS AND/OR ANNEXATIONS RECORDED PURSUANT THERETO

PARCEL TWO

AN UNDIVIDED 3 2689% INTEREST AS TENANT IN COMMON IN AND TO THE COMMON AREA LYING WITHIN SAID PARCEL A OF FINAL MAP 7511, AS SHOWN ON THE PLAN AND DEFINED IN THE DECLARATION, EXCEPTING THEREFROM THE FOLLOWING

A ALL CONDOMINIUM UNITS SHOWN ON THE PLAN AND DESCRIBED IN THE DECLARATION

PARCEL THREE

NON-EXCLUSIVE EASEMENTS FOR USE, ENJOYMENT, INGRESS, EGRESS AND SUPPORT IN AND TO THE COMMON AREA, AS SHOWN ON THE PLAN AND DESCRIBED IN THE DECLARATION, FOR THE BENEFIT OF PARCEL ONE HEREINABOVE

PARCEL FOUR

EXCLUSIVE USE EASEMENTS, AS SHOWN ON THE PLAN AND DESCRIBED IN THE DECLARATION, APPURTENANT TO PARCEL ONE HEREINABOVE FOR THE POSSESSION, USE AND ENJOYMENT OF

A PARKING P- N/A
B HANDICAP PARKING HCP- N/A
C BIKE STALL B- N/A
D DECK D-308

5376942.5

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT B GRANT DEED WHEN RECORDED MAIL TO: MAIL TAX STATEMENTS TO: (Space above this line is for recorder's use) GRANT DEED THE UNDERSIGNED GRANTOR DECLARES: DOCUMENTARY TRANSFER TAX is $ . CITY TAX $ .  Computed on full value of property conveyed, or  Computed on full value less value of liens or encumbrances remaining at time of sale,  Unincorporated area:  City of , and FOR VALUE RECEIVED, ("Grantor"), hereby grants to ("Grantee"), that certain real property (the "Property") situated in the City of , County of , State of California, described in Exhibit A attached hereto and incorporated by reference. THE PROPERTY IS CONVEYED TO GRANTEE SUBJECT TO: A. All liens, encumbrances, easements, covenants, conditions and restrictions, whether on- or off-record; B. Any other matters listed on Exhibit B attached hereto and incorporated herein; C. All matters which would be revealed or disclosed in an accurate survey or inspection of the Property; D. Liens for taxes on real property not yet delinquent, and liens for any general or special assessments of record against the Property not yet delinquent; and E. All laws, ordinances and governmental rules, regulations and restrictions affecting the Property. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 IN WITNESS WHEREOF, the undersigned Grantor has executed this Grant Deed as of , . By: Its: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT "A" TO GRANT DEED LEGAL DESCRIPTION OF PROPERTY [TO BE INSERTED] A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT "B" TO GRANT DEED PERMITTED EXCEPTIONS [TO BE INSERTED] A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document. ACKNOWLEDGMENT State of California ) County of ) On , before me, , a Notary Public, personally appeared , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct. WITNESS my hand and official seal. Signature A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT C TRANSFEROR'S CERTIFICATION OF NON-FOREIGN STATUS To inform , a ("Transferee"), that Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest, the undersigned hereby certifies the following on behalf of the transferor/seller: 1. Transferor is not a foreign corporation, foreign partnership, foreign trust, foreign estate or foreign person (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder); and 2. Transferor is not a disregarded entity as defined in §1.1445-2(b)(2)(iii); and 3. Transferor's U.S. employer or tax (social security) identification number is ; and 4. The office address of Transferor is: . Transferor understands that this Certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both. Under penalty of perjury I declare that I have examined this Certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor. Dated: , 20 . TRANSFEROR: , a By: Name: Title: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT D ASSIGNMENT AND ASSUMPTION OF LEASES THIS ASSIGNMENT AND ASSUMPTION OF LEASES ("Assignment") is made this day of , , by and between , a ("Assignor"), and , a ("Assignee"). Recitals Assignor and Assignee entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions, dated as of , (the "Agreement"), respecting the sale of certain "Property" (as defined in the Agreement). Unless otherwise indicated herein, all capitalized terms in this Assignment shall have the meaning ascribed to them in the Agreement. Assignor, as Lessor, and those certain tenants of the Property (collectively, the "Tenants") have entered into leases for space at the Property (collectively, the "Leases") covering certain premises located on the Property. Under the Agreement, Assignor is obligated to assign to Assignee any and all of its right, title and interest in and to all Leases and Tenants' deposits held by Assignor under the Leases (collectively, "Tenant Deposits"). Agreement NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows. Assignor assigns, sells, transfers, sets over and delivers unto Assignee all of Assignor's estate, right, title and interest in and to the Leases and Tenant Deposits and Assignee accepts such assignment. Assignee accepts said assignment, sale and transfer and assumes the performance of all of the terms, covenants and conditions imposed upon the landlord under the Leases and with respect to the Tenant Deposits. Assignor agrees to indemnify, defend, and hold Assignee harmless from and against any Tenant claim(s) to the extent arising under the Leases during the period of Assignor’s ownership of the Property. Assignee agrees to indemnify, defend, and hold Assignor harmless from and against any Tenant claim(s) to the extent arising under the Lease during the period of Assignee’s ownership of the Property. This grammatical paragraph shall survive the Closing for a period of six (6) months. In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of the other party arising out of this Assignment, then in that event the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including actual attorneys' fees and costs. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 This Assignment may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument. This Assignment shall be binding upon and inure to the benefit of the successors, assignees, personal representatives, heirs and legatees of all the respective parties hereto. This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of California. IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the day and year first written above. ASSIGNEE: , a ASSIGNOR: , a By: Name: Position: By: Name: Position: By: Name: Position: By: Name: Position: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT E GENERAL ASSIGNMENT AND BILL OF SALE THIS GENERAL ASSIGNMENT AND BILL OF SALE ("Assignment") is made this day of , , by and between , a ("Assignor"), and , a ("Assignee"). Recitals Assignor and Assignee entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions dated as of , (the "Agreement"), respecting the sale of certain "Property" (as described and defined in the Agreement). Unless otherwise indicated herein, all capitalized terms in this Assignment shall have the meaning ascribed to them in the Agreement. Under the Agreement, Assignor is obligated to assign (to the extent assignable) any and all of its right, title and interest (if any) and delegate any and all of its obligations and responsibilities in each of the following to Assignee, but only to the extent solely pertaining to the Property and only to the extent assignable: (a) any and all service contracts, warranties, guarantees, management contracts and bonds, together with all supplements, amendments and modifications thereto, solely relating to the Property ("Contract(s)"); (b) development rights and other intangible rights, titles, interests, privileges and appurtenances owned by Assignor and housed in connection with the Property and its operation (collectively "License(s)"); and (c) all fixtures, fittings, furniture, furnishings, appliances, apparatus, equipment, machinery, building materials, and other items of tangible personal property owned by Assignor and affixed or attached to the Property (all of such properties and assets being collectively called the "Assigned Properties"). Agreement NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows: Assignor assigns, sells, transfers, sets over and delivers unto Assignee (to the extent assignable) all of Assignor's estate, right, title and interest (if any) in and to the Contracts, Licenses and Assigned Properties; provided, however, that such assignment, sale and transfer shall not include any rights or claims arising prior to the date hereof which Assignor may have against any party with respect to the Contracts, Licenses and Assigned Properties. Assignee accepts such assignment and assumes the performance of all of the terms, covenants and conditions imposed upon Assignor with respect to the Contracts, Licenses and Assigned Properties. In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, conditions, agreements or provisions on the part A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 of the other party arising out of this Assignment, then in that event the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including reasonable attorneys' fees. This Assignment shall be binding upon and inure to the benefit of the successors, assignees, personal representatives, heirs and legatees of all the respective parties hereto. This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of California. This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument. IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment as of the day and year first above written. ASSIGNEE: ASSIGNOR: , , a a By: Name: Position: By: Name: Position: By: Name: Position: By: Name: Position: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT F FORM OF TENANT ESTOPPEL CERTIFICATE The undersigned, the tenant ("Tenant") under a certain lease agreement dated between ("Landlord") and Tenant ("Lease"), certifies as follows: 1. The Lease is presently in full force and affect and unmodified except as set forth on Exhibit A attached hereto. The Lease constitutes the only agreement between the Landlord and Tenant with respect to the leased premises. 2. The lease term has commenced on and full rental is now accruing thereunder. The Lease term shall end on , 20 . The Tenant has the following options to extend the term: (insert renewal options or indicate “NONE,” as applicable). 3. Tenant has accepted possession of the leased premises under the Lease and is paying $ per month as rental under the Lease, consisting of $ in guaranteed/base rental, $ for monthly operating expense pass-throughs, and $ for ad valorem tax pass-throughs. Tenant has not assigned, transferred, or hypothecated its interest under the Lease. 4. No rent under said lease has been paid more than thirty (30) days in advance of its due date. 5. To Tenant's knowledge, as of the date hereof, Tenant has no claim, charge, defense or offset under the Lease against rents or other charges due or to become due thereunder. As of the date hereof, Tenant has not asserted any such offset or credit. To Tenant's knowledge, there are no defaults under the Lease. 6. There are no unaccrued or unpaid free rent periods, leasehold improvement allowances, or other cash concessions owing to Tenant under the Lease. 7. Tenant has not made any payment to Landlord as a security deposit or rental deposit except any payment expressly provided for in the Lease as follows: $ . Tenant makes this Certificate with the understanding that Landlord is contemplating selling the property which includes the premises (the “Property”), and Landlord and the potential buyer of the Property and its lender(s) who make a mortgage loan upon the property are each entitled to rely on this Certificate. Tenant shall be estopped from asserting any fact(s) or circumstance(s) against Landlord or such prospective buyer or its lender that are contrary to the facts certified to herein. Dated: , [TENANT] By: Name: Title: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 SCHEDULE 7.3 Materials 1. Copies of all Leases, including all amendments thereto and guarantees thereof. 2. Any prior default notices and written requests by Tenant for the modification of economic terms (including the Term) of the applicable Lease. 3. Operating expense reconciliation delivered to Tenants for year 2023. 4. A current rent roll (“Rent Roll”) and subsequent updates of the Rent Roll, if any. 5. An insurance loss run report with respect to the Property for years 2023 and 2024. 6. Copies of any declaration(s) of condominium establishing the Property as a condominium and/or governing the use of the Property (each a “Declaration”). 7. The organizational documents and bylaws of any condominium association established pursuant to such Declaration(s) (the “Condo Association”). 8. The budget of the Condo Association for year 2023, including a list of any current general and/or special assessments of the Condo Association with respect to the Property. 9. All written contracts with respect to the Property made by or on behalf of Seller or to which any Seller is a party for repair, maintenance, utilities, garbage removal, concessions, vending, or other services provided to the Property. 10. All architectural drawings, engineering studies, plans and specifications relating to the original and current construction of the Property. 11. Copies of any warranties or guarantees from any contractors or subcontractors with respect to the improvements or fixtures upon the Property. 12. The most recent environmental site assessments/reports with respect to the Property. 13. Existing as-built or boundary surveys of the Property. 14. Ad valorem tax bills for tax year 2023 – 2024. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 1 5376942.5 AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS This AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS ("Agreement") is made and entered into as of this day of July, 2024 ("Execution Date"), by and between SRT SF RETAIL I, LLC, a Delaware limited liability company ("Seller"), and SM 1848, LLC, a California limited liability company ("Buyer"). Recitals A. Seller owns certain real property located in the City of San Francisco ("City"), County of San Francisco ("County"), State of California ("State"), which real property consists of one (1) retail condominium located at what is commonly known as 390 Fulton Street, San Francisco, CA, 94102 (the "Property"), which Property is more particularly described on Exhibit A attached hereto. Such Property shall include Seller’s rights, titles, and interests in and to (1) the Property’s respective share of any common elements, limited common elements, and appurtenant rights under the applicable Declaration, (2) all fixtures and improvements constructed upon such Property which are owned by Seller, (3) all tangible personal property owned by Seller and now or hereafter located upon or within, or affixed to, the Property, and (4) all intangible personal property owned by the Seller and used in connection with the ownership, operation, management, or maintenance of the Property, including, without limitation, any tradename or domain name, and all appurtenances and hereditaments of/to the Property. B. Seller desires to sell all of its interest in the Property to Buyer, and Buyer desires to purchase Seller's interest in the Property, upon the terms and conditions set forth in this Agreement. Basic Provisions I. Buyer: SM1848, LLC C/O Douglas M. MacMahon 8214 Westchester Drive Suite 550 Dallas, Texas 75225 Telephone No. 214-520-9000 Email: dm@morancap.com II. Buyer's Counsel: Walls Landry Baker & Oliver PLLC 5910 N. Central Expressway, Suite 1560 Dallas, Texas 75206 Attn: Dan Walls Email: dwalls@wlbofirm.com III. Seller: SRT SF Retail I, LLC c/o L3 Capital, LLC 1 S. Wacker Dr., Suite 3210 Chicago, IL 60661 Attn: Matthew Schreiber and Handlin Duley Telephone No. (312) 878-4864 Email: matthew.schreiber@l3capital.com and handlin.duley@l3capital.com A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8 3.00

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 2 5376942.5 IV. Seller's Counsel: Elkins Kalt Weintraub Reuben Gartside LLP 10345 West Olympic Boulevard Los Angeles, California 90064 Attn: Scott M. Kalt and Nathan A. Sabzerou Telephone No. (310) 746-4402 Email: skalt@elkinskalt.com; nsabzerou@elkinskalt.com V. Broker: Colliers International representing Seller (the “Broker”). VI. Escrow Holder: Chicago Title Insurance Company (“Escrow Holder”) 725 South Figueroa Street, Suite 200 Los Angeles, California 90017 Attn: Terri Gervasi Email: terri.gervasi@ctt.com VII. Title Company: Chicago Title Insurance Company (“Title Company”) 725 South Figueroa Street, Suite 200 Los Angeles, California 90017 Attn: Mike Slinger Email: mike.slinger@ctt.com VIII. Purchase Price: One Million Five Hundred Thirty-Three Thousand Six Hundred Forty-Five and No/100 Dollars ($1,533,645.00) (the "Purchase Price"). IX. Deposit: Thirty Thousand and No/100s Dollars ($30,000.00) (together with interest thereon while held in Escrow, the "Deposit"), payable in accordance with Paragraph 3.1 below. X. Contingency Date: 5:00 p.m. Pacific Standard time on the date which is thirty-five (35) days following the Execution Date (the "Contingency Date"). XI. Closing Date: The date which is thirty (30) days following the Contingency Date (the "Closing Date"). A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 3 5376942.5 Agreement NOW, THEREFORE, incorporating the foregoing recitals, and in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Seller and Buyer agree that the terms and conditions of this Agreement and the instructions to Escrow Holder, with regard to the escrow ("Escrow") created pursuant hereto are as follows: 1. Purchase and Sale. Seller agrees to sell the Property to Buyer, and Buyer agrees to purchase the Property from Seller, upon the terms and conditions set forth in this Agreement. 2. Reserved. 3. Payment of Purchase Price. The Purchase Price for the Property shall be paid by Buyer as set forth below in this Paragraph 3. 3.1 Deposit. Within two (2) business days after the Opening of Escrow, Buyer shall deposit or cause to be deposited with Escrow Holder the Deposit. Escrow Holder shall immediately invest the Deposit in a federally-insured, interest-bearing account. Any interest earned on the Deposit shall be added to and constitute a portion of the “Deposit” for all purposes under the terms of this Agreement. If this Agreement has not been previously terminated by Buyer by delivery to Seller and Escrow Holder of a written notice of termination in accordance with the terms hereof prior to 5:00 p.m. Pacific time on the Contingency Date, then on or before 5:00 p.m. Pacific time on the Contingency Date, the Deposit shall not be refundable unless the transaction contemplated by this Agreement is not consummated as the result of Seller's default or the failure of an express condition precedent set forth in Paragraph 7.4 or 7.5 below. Upon the Close of Escrow (as defined below in Paragraph 4.2), the Deposit (and any interest earned on the Deposit) shall be credited toward payment of the Purchase Price. Notwithstanding any provision set forth in this Agreement, One Hundred Dollars ($100.00) of the Deposit shall be non-refundable in all events (other than Seller's default) and shall be paid to Seller in the event that this Agreement is terminated (other than due to Seller's default) at any time prior to the Close of Escrow (the "Independent Consideration"). The Independent Consideration shall be applicable to the Purchase Price at Closing (as defined below). 3.2 Cash Balance. No later than 11:00 a.m. Pacific time on the Closing Date, Buyer shall deposit or cause to be deposited, with Escrow Holder, in immediately available funds, the balance of the Purchase Price, and such other funds as may be necessary in accordance with the terms hereof to pay for Buyer's share of closing costs and charges set forth in Paragraph 10 below and Buyer's share of prorations set forth on the Proration and Expense Schedule (as defined below in Paragraph 11) payable pursuant to this Agreement. 3.3 Assumption of Obligations. As additional consideration for the purchase and sale of the Property, at Closing Buyer will: (a) assume and perform all of the covenants and obligations of Seller, Seller's predecessors in title and Seller's affiliates (i) pursuant to the contracts and any leases of tenants at the Property, including without limitation, those relating to any tenant deposits, to the extent arising on or after the Closing Date and (ii) pursuant to any leases of tenants at the Property regarding the physical, environmental or legal compliance status of the Property, whether arising before, on or after the Closing Date; and (b) assume and agree to discharge, perform and comply with each and every liability, duty, covenant, debt or obligation of Seller or any of its affiliates (i) resulting from, arising out of, or in any way related to the Materials (as defined below), past, present or future, known or unknown, and (ii) resulting from, arising out of, or in any way related to any licenses and permits, approvals, applications, certificates of occupancy, dedications, subdivision maps and entitlements now or hereafter issued, approved or granted by any governmental entity in connection with the Property and arising on or after the Closing Date. Buyer A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 4 5376942.5 hereby indemnifies and holds Seller harmless from and against any and all claims, liens, damages, demands, causes of action, liabilities, lawsuits, judgments, losses, costs and expenses (including but not limited to attorneys' fees and expenses) (collectively, “Claims”) asserted against or incurred by Seller and arising out of the failure of Buyer to perform its obligations pursuant to this Paragraph 3.3; provided, further, that Seller shall have no obligation to indemnify Buyer for any costs or expenses incurred by Buyer in its performance of its obligations pursuant to this Paragraph 3.3. The provisions of this Paragraph 3.3 shall survive the Closing without limitation. 4. Escrow. 4.1 Opening of Escrow. For the purposes of this Agreement, the Escrow shall be deemed opened ("Opening of Escrow") on the date Escrow Holder receives an original or electronic copy of this Agreement fully executed by Buyer and Seller, which shall occur no later than within two (2) business days after this Agreement is executed and delivered by the parties. Escrow Holder shall promptly notify Buyer and Seller in writing of the Opening of Escrow. Buyer and Seller agree to execute, deliver and be bound by any reasonable or customary supplemental escrow instructions or other instruments reasonably required by Escrow Holder to consummate the transaction contemplated by this Agreement; provided, however, that no such instruments shall be inconsistent or in conflict with, amend or supersede any portion of this Agreement. If there is any conflict or inconsistency between the terms of such instruments and the terms of this Agreement, then the terms of this Agreement shall control. Pursuant to Section 6045(e) of the Internal Revenue Code of 1986, as amended, Escrow Holder shall be designated the "Reporting Person" hereunder and shall be solely responsible for complying with the Tax Reform Act of 1986, as amended, with regard to reporting all settlement information to the Internal Revenue Service. 4.2 Close of Escrow. The Closing shall occur on the Closing Date. For purposes of this Agreement, the "Close of Escrow" or the "Closing" shall be the date that the Deed (as defined below in Paragraph 9.1.1) is recorded in the Official Records of the County (the "Official Records") or, if earlier, the date that the Title Company (as defined below) is irrevocably committed to issue the Title Policy (as defined below). Unless changed in writing by Buyer and Seller, the Close of Escrow shall occur on the Closing Date. 5. Condition of Title. Title to the Property shall be conveyed to Buyer by the Deed subject to the following approved conditions of title (collectively, the "Approved Title Conditions"). 5.1 Taxes. A lien to secure payment of real estate taxes not yet due and payable and a lien for any assessments not delinquent. 5.2 Approved Matters. Matters affecting the Property created by or with the written consent of Buyer or any affiliates thereof. 5.3 Additional Matters. Exceptions that are disclosed by the Report (as defined below in Paragraph 7.1) or any updates thereto and that are approved or deemed approved by Buyer in accordance with the terms of Paragraph 7.1 and matters set forth in the Deed. 5.4 Survey Matters. All matters that would be revealed or disclosed in an accurate survey or inspection of the Property. 5.5 Tenants. Interests of tenants in possession under leases, if any (respectively, the “Tenants” and “Leases”). A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5 5376942.5 5.6 Laws. All laws, ordinances, rules, regulations and restrictions affecting the Property. 6. Buyer's Title Insurance. At the Close of Escrow, the Title Company shall issue to Buyer its standard Owner's Policy of Title Insurance ("Title Policy") in the amount of the Purchase Price showing title to the Property vested in Buyer and subject to the Approved Title Conditions. Buyer shall have the right, at its sole expense, to request and obtain an ALTA extended coverage policy of title insurance, provided that such additional coverage shall not be a condition precedent to, or otherwise excuse or delay any of, Buyer's obligations under this Agreement. Buyer shall have sole responsibility for obtaining, and bearing the cost of, any survey required by the Title Company or desired by Buyer. 7. Conditions Precedent to the Close of Escrow for the Benefit of Buyer. The Close of Escrow and Buyer's obligation to consummate the transaction contemplated by this Agreement are subject to the timely satisfaction or written waiver of the following conditions precedent for Buyer's benefit by the dates designated below: 7.1 Title. Buyer shall have approved the legal description of the Property and any matters of title disclosed by the following documents (collectively, the "Title Documents") prepared and delivered to Buyer by the Title Company: (a) a standard preliminary title report prepared and issued by the Title Company with respect to the Property (the "Report"); and (b) copies of all recorded documents referred to in the Report. Seller shall endeavor to deliver to Buyer the Title Documents within five (5) business days after the Execution Date. Buyer shall have until 5:00 p.m. Pacific time on the date which is seven (7) days prior to the Contingency Date to deliver to Seller written notice ("Buyer's Title Notice") of Buyer's disapproval or conditional approval of any matters shown in or disclosed by the Title Documents. Buyer's failure to timely deliver Buyer's Title Notice shall be deemed to constitute Buyer's approval of all matters of title. If Buyer timely delivers to Seller Buyer's Title Notice, then Seller shall have the right, but not the obligation, to indicate which matters, if any, identified in Buyer's Title Notice will be satisfied or cured (and the manner in which such matters will be satisfied or cured) by the Closing Date by delivering written notice thereof to Buyer ("Seller's Title Notice") within five (5) business days after Seller's receipt of Buyer's Title Notice. Seller's failure to deliver Seller's Title Notice shall be deemed to constitute Seller's election not to satisfy or cure any of the matters set forth in Buyer's Title Notice. Buyer shall have until the Contingency Date to either (y) deliver written notice to Seller approving Seller's Title Notice (or deemed notice), in which case Seller shall satisfy or cure, as applicable, the matters set forth in Seller's Title Notice in the manner set forth therein, if applicable, and the matters set forth in Buyer's Title Notice which are not addressed in Seller's Title Notice shall be deemed to constitute Approved Title Conditions, or (z) disapprove Seller's Title Notice (or deemed notice), in which case this Agreement shall terminate, Escrow Holder shall promptly refund the Deposit (less the Independent Consideration and any title and escrow cancellation charges) and neither party hereunder shall have any further obligations or liabilities under this Agreement, except as specifically set forth herein. If Seller in its sole discretion elects to cure any matters set forth in Buyer's Title Notice, Seller shall have until the Closing Date to do so, provided failure to do so shall in no way be deemed a default by Seller hereunder. If such cure cannot be accomplished within such time, and Buyer has not waived its objections by the Closing Date, this Agreement shall terminate, the Deposit shall be returned to Buyer and neither party shall have any further obligations under this Agreement except as specifically set forth in this Agreement. Buyer's failure to timely notify Seller in writing on or before 5:00 p.m. (Pacific time) on the Contingency Date of its disapproval of any matters set forth in Seller's Title Notice (or deemed notice) shall be deemed Buyer's election to waive its title objections. 7.2 Physical Inspections and Studies. Subject to Paragraph 14 below, Buyer shall have the right to approve or disapprove, in Buyer's sole discretion, the results of Buyer's inspections, investigations, tests and studies, including, without limitation, investigations with regard to zoning, building codes and other governmental regulations, architectural inspections, engineering tests, and soils, seismic A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 6 5376942.5 and geologic reports with respect to the land on which the Property is located, inspections of all or any portion of the Property (including, without limitation, structural, mechanical and electrical systems, roofs, pavement, landscaping and public utilities), and any other physical inspections and/or investigations (collectively, the "Tests") as Buyer may elect to make or obtain in accordance with the terms of this Agreement by delivering written notice thereof to Seller and Escrow Holder on or before 5:00 p.m. Pacific time on the Contingency Date. Buyer's timely notice of disapproval of any of the Tests shall constitute Buyer's election to terminate this Agreement. Buyer's failure to timely disapprove the results of the Tests shall be deemed to constitute Buyer's approval thereof and waiver of this condition. 7.3 Review and Approval of Materials. Prior to 5:00 p.m. Pacific time on Contingency Date, Buyer may, on at least one (1) business days' notice to Seller, review any documents (other than the Excluded Materials [as defined below]) relating to the physical or environmental condition of the Property, any leases for tenants occupying the Property, and service contracts for the Property, that are located at Seller's offices or at the offices of Seller's property manager for the Property (such documents available for Buyer's review that are located at the offices of Seller or at the offices of Seller's property manager, are collectively referred to as the "Materials"). Seller makes no representations or warranties of any kind whatsoever to Buyer as to the accuracy or completeness of the content of the Materials or any other information delivered to or made available to Buyer pursuant to this Agreement, and Seller shall not have any liability or responsibility to Buyer with respect to the accuracy or completeness of any of the Materials or other information or based upon or arising out of any use Buyer may make of the Materials or other information. Buyer shall have the right to approve or disapprove the Materials in Buyer's sole discretion by delivering written notice thereof to Seller on or before 5:00 p.m. Pacific time on the Contingency Date, and, if Buyer disapproves of any such Materials (or if Buyer otherwise determines that the Property is not suitable for Buyer, in Buyer’s sole discretion, for any reason or no reason), Buyer may terminate this Agreement by written notice to Seller and the Escrow Holder on or before 5:00 p.m. Pacific time on the Contingency Date. Buyer's failure to timely disapprove the Materials shall be deemed to constitute Buyer's approval thereof and waiver of this condition. For purposes of this Agreement, the term "Excluded Materials" shall mean any appraisals, internal reports, valuations, other offers or agreements relating to the acquisition or sale of the Property, economic evaluations of the Property, documents pertaining to Seller's entity, reports regarding the Property prepared by Seller or any affiliate of Seller for the internal use or for the information of the investors in Seller, and any other proprietary information not relating to the physical condition of the Property. Buyer acknowledges that it has no right to review any of the Excluded Materials. Further, within five (5) business day of the Opening of Escrow, Seller shall make available to Buyer via virtual data room or other electronic format the Materials listed on Schedule 7.3 attached to this Agreement and incorporated herein, but only to the extent that such Materials relate to the Property, do not constitute Excluded Materials, and are in the possession or control of Seller or its property manager. 7.4 Tenant Estoppel Certificates; Condo Association Estoppels. Following the Opening of Escrow and continuing until the Close of Escrow, Seller shall use commercially reasonable efforts to obtain for the benefit of Buyer and any lender of Buyer estoppel certificates from the existing Tenants of the Property ("Tenant Estoppel Certificates") prior to the Closing Date. The Tenant Estoppel Certificates shall be substantially in the form of Exhibit F or in such other form which a particular tenant is required to execute pursuant to its Lease. Seller shall also use commercially reasonable efforts to obtain for the benefit of Buyer and any lender of Buyer an estoppel certificate from the Condo Association (as defined in Schedule 7.3) certifying that the Declaration(s) (as defined in Schedule 7.3) are unmodified and in full force and effect, that there are no uncured events of default with respect to the Property under the Declarations, the amount of any current general assessments and planned special assessments with respect to the Property (if any), and that there are no amounts currently owing from Buyer to the Association (an “Association Estoppel Certificate”). Notwithstanding anything to the contrary contained in this Agreement, Seller shall not be in default of this Agreement for failing to obtain the Tenant Estoppel A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 7 5376942.5 Certificates or the Association Estoppel Certificates, and receipt of the Tenant Estoppel Certificates and/or the Association Estoppel Certificates shall in no event be a condition precedent to Close of Escrow. 7.5 Representations and Warranties. Subject to any Representation Matters (as defined in Paragraph 13.1) discovered by Buyer or Seller, all representations and warranties of Seller contained in Paragraph 13.1 of this Agreement shall be true and correct in all material respects as of the date made and as of the Close of Escrow with the same effect as if those representations and warranties were made at and as of the Close of Escrow. 7.6 Covenants. By the Closing Date, Seller shall not be in material default in the performance of any material covenant or agreement to be performed by Seller under this Agreement. The conditions set forth in this Paragraph 7 are solely for the benefit of Buyer and may be waived only by Buyer. Buyer shall at all times have the right to waive any condition. Nothing contained in this Agreement shall require Seller to bring any suit or other proceeding or to pay any substantial sum, to satisfy any of such conditions. If any of the conditions in this Paragraph 7 is not timely satisfied or waived by Buyer, Buyer shall deliver written notice to Escrow Holder and Seller on or before the applicable date relating to such condition and describing the condition that has not been satisfied or waived, and unless such failure is due to a material default by Seller in which case the provisions of Paragraph 15 of this Agreement shall apply, Buyer shall have the right by such notice to terminate this Agreement and the Escrow. If Buyer timely terminates this Agreement in accordance with the foregoing, the Deposit (less the Independent Consideration), or such portion thereof that has theretofore been deposited by Buyer with Escrow Holder (less one-half of any escrow and title cancellation fees and costs) shall either be refunded to Buyer or paid over to Seller as provided herein, all documents deposited into Escrow shall be returned to the party depositing such documents, and neither party shall have any further rights or obligations under this Agreement, except for those rights or obligations which expressly survive the termination of this Agreement. If Buyer does not timely deliver notice of such failed conditions, Buyer shall be deemed to have waived the same. Buyer hereby acknowledges and agrees that, notwithstanding the failure of any condition or the breach of any obligation of Seller under this Agreement, the occurrence of the Closing shall constitute conclusive evidence that Seller has fully performed all of its obligations under this Agreement or that Buyer has waived any claim it may have with respect to the same. 8. Conditions Precedent to the Close of Escrow for the Benefit of Seller. The Close of Escrow and Seller's obligations with respect to the transaction contemplated by this Agreement are subject to the timely satisfaction or written waiver of the following conditions precedent for Seller's benefit by the dates designated below: 8.1 Buyer's Deliveries. Buyer shall have delivered to Escrow Holder the funds and documents described in and pursuant to Paragraph 9.2. 8.2 Representations and Warranties. All representations and warranties of Buyer contained in Paragraph 13.2 of this Agreement shall be true and correct in all material respects as of the date made and as of the Close of Escrow with the same effect as if those representations and warranties were made at and as of the Close of Escrow. 8.3 Covenants. By the Closing Date, Buyer shall not be in material default in the performance of any material covenant or agreement to be performed by Buyer under this Agreement. The conditions set forth in this Paragraph 8 are solely for the benefit of Seller and may be waived only by Seller. Seller shall at all times have the right to waive any condition. Any such waiver or waivers shall be in writing and shall be delivered to Buyer and Escrow Holder. If any of the conditions in A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 8 5376942.5 this Paragraph 8 is not satisfied or has not been so waived by Seller prior to the scheduled Closing Date, Seller shall deliver written notice to Buyer describing the condition that has not been satisfied or waived, and if such condition remains unsatisfied as of the scheduled Closing Date, then, subject to the provisions of Paragraph 15 of this Agreement, if applicable, Seller shall have the right to terminate this Agreement and the Escrow by written notice to Buyer and Escrow Holder. If Seller terminates this Agreement in accordance with the foregoing, the Deposit shall be paid over to Seller, all documents deposited into Escrow shall be returned to the party depositing such documents, and neither party shall have any further rights or obligations under this Agreement, except for those rights or obligations which expressly survive the termination of this Agreement. 9. Deliveries to Escrow Holder. 9.1 Deliveries by Seller. At least one (1) business day prior to the Closing Date, Seller shall deposit or cause to be deposited with Escrow Holder the following documents and instruments: 9.1.1 Deed. Seller shall deliver to Escrow Holder a grant deed in the form attached as Exhibit B, duly executed by Seller and acknowledged ("Deed"). 9.1.2 FIRPTA. Seller shall deliver to Escrow Holder a Transferor's Certification of Non-Foreign Status in the form attached as Exhibit C, duly executed by Seller and a California Form RE-593 duly executed by Seller (collectively, "FIRPTA Certificate"). 9.1.3 Lease Assignment. If applicable, Seller shall deliver to Escrow Holder four (4) original counterparts of an Assignment and Assumption of Leases in the form attached hereto as Exhibit D ("Lease Assignment"), duly executed by Seller. 9.1.4 General Assignment. Seller shall deliver to Escrow Holder four (4) original counterparts of a General Assignment and Bill of Sale in the form attached hereto as Exhibit E ("General Assignment"), duly executed by Seller. 9.1.5 Estoppel Certificates. To the extent received by and in the possession of Seller, Seller shall deliver to Escrow Holder original executed Tenant Estoppel Certificates and Association Estoppel Certificates. 9.2 Deliveries by Buyer. At least one (1) business day prior to the Closing Date (except for funds pursuant to Paragraph 9.2.1, which shall be deposited no later than 11:00 a.m. Pacific time on the Closing Date), Buyer shall deposit or cause to be deposited with Escrow Holder the following: 9.2.1 Funds. Buyer shall deliver to Escrow Holder funds which are to be applied toward payment of the Purchase Price in the amounts and at the times designated above in Paragraph 3 (as adjusted by the Proration and Expense Schedule). 9.2.2 Lease Assignment. Buyer shall deliver to Escrow Holder four (4) original counterparts of the Lease Assignment duly executed by Buyer. 9.2.3 General Assignment. Buyer shall deliver to Escrow Holder four (4) original counterparts of the General Assignment duly executed by Buyer. 9.2.4 PCOR. Buyer shall deliver to Escrow Holder a duly executed Preliminary Change in Ownership Report, in a form approved by the Title Company and Seller. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 9 5376942.5 10. Costs and Expenses. If the transaction contemplated by this Agreement is consummated, then Seller shall bear the following costs and expenses: (A) one-half (1/2) of Escrow Holder's fees; (B) documentary transfer taxes payable in connection with the recording of the Deed; (C) the premium for a ALTA standard coverage owner's policy of title insurance in the amount of the Purchase Price; and (D) Seller's share of prorations. If the transaction contemplated by this Agreement is consummated, then Buyer shall bear the following costs and expenses: (W) all costs of the Title Policy in excess of the portion of the premium described in (C) above, including any cost attributable to ALTA extended coverage, if any, the cost of any survey and the cost of any endorsements to the Title Policy; (X) all document recording charges; (Y) one-half (1/2) of Escrow Holder's fees; and (Z) Buyer's share of prorations. If, as a result of no fault of Buyer or Seller, Escrow fails to close, Seller shall bear the cost of the Report (if any), Buyer and Seller shall share equally all of Escrow Holder's fees and charges (other than the Report); however, if the transaction fails to close as the result of the default of either party, then such defaulting party shall bear all Escrow Holder's fees and expenses. Buyer shall bear all costs associated with its due diligence inspections regarding the Property. Subject to the provisions of Paragraph 18 below, each party shall bear the cost of its own attorneys and consultants. All other costs and expenses shall be allocated between Buyer and Seller in accordance with the customary practice of the City and County for transactions of this type. 11. Prorations. 11.1 All revenues and expenses relating to the Property, including without limitation, real property taxes and assessments, utility charges and the like, shall be prorated on an accrual basis as of the Close of Escrow; provided, however, rentals (if any) shall be prorated on a cash received basis. Such proration shall be made as of 12:01 A.M. (Pacific time) on the Closing Date (the "Proration Time"). If any rents under any of the leases for space at the Property shall be accrued and unpaid at the Closing Date, the rents collected by Buyer on or after the Closing Date shall first be applied to rents due at the time of such collection on or after the Closing Date, with the balance payable to the Seller to the extent of rents delinquent as of the Closing Date; provided that Buyer shall use commercially reasonable diligent efforts to collect any delinquent rents, but shall not be required to institute any proceeding or incur any material out-of-pocket costs to collect any rents accrued and unpaid on the Closing Date. Seller shall not be entitled to bring any actions or proceedings against any Tenant(s) for such delinquencies. If the parties are unable to obtain final meter readings from all applicable meters as of the Close of Escrow, such expenses shall be reasonably estimated as of the Close of Escrow on the basis of the prior operating history of the Property. All monthly prorations shall be calculated on actual days of the applicable month and all annual prorations shall be calculated based on a 365-day year. Not less than five (5) business days prior to the Close of Escrow, Seller and Buyer shall agree upon a schedule of expenses and prorations ("Proration and Expense Schedule"). If any prorations, apportionments or computations made under this Paragraph 11 shall require final adjustment because the information is unavailable at the Proration Time, then the parties shall make the appropriate adjustments promptly when accurate information becomes available and either party hereto shall be entitled to an adjustment to correct the same. Such adjustments shall be made as soon as complete and accurate information becomes available, but in all events no later than 180 days after the Closing. Any corrected adjustment or proration shall be paid promptly in cash to the party entitled thereto. 11.2 Seller shall pay over to or credit Buyer at Closing (i) any cash security deposits (together with any interest accrued thereon which inures to the benefit of Tenant pursuant to the terms of the applicable Lease) held by Seller pursuant to any Leases of Tenants at the Property, if any, (ii) any unpaid or unaccrued tenant improvement allowance or free rent concession owing to any Tenant(s) under the Lease(s), if any, and (iii) any brokerage commissions owing in connection with the Leases as of the Close of Escrow, if any. Notwithstanding the foregoing, subject to Section 21.2 below, all tenant improvement costs and allowances and all brokerage commissions and finders fees shall be prorated with respect to all leases and lease modifications entered into between the Execution Date and the Closing Date (if any, each being a “New Lease”) based on the portion of the lease term that pertains to periods on or after the Closing, A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 10 5376942.5 with Seller only being responsible for such costs multiplied by a fraction, the numerator of which is the number of days prior to the Closing that Seller has received rent from such tenant under the new lease or lease modification and the denominator of which is the total number of days in such new lease term, and Buyer being solely responsible for the balance of such costs. 11.3 Notwithstanding Paragraph 11.1 to the contrary, Tenant(s) (if any) may be obligated to pay, as additional rent, certain pass-throughs of operating and similar expenses pursuant to the terms of the applicable Lease(s) (collectively, “Additional Rents”), if any. As to any Additional Rents that are based on estimates and that are subject to adjustment or reconciliation pursuant to such Leases after the Closing Date, prior to the Close of Escrow, Seller shall provide Buyer with a summary (the “Stub Period Amounts Reconciliation”) of the amounts of Additional Rent collected by Seller and the applicable costs and expenses expended by Seller for the period from January 1, 2024 through and including the last day of the month in which the Closing Date occurs (the “Stub Period Amounts”); it being understood that certain Stub Period Amounts, if not based on actual amounts (such as certain operating expenses for the month in which the Closing Date occurs), may be reasonably estimated by Seller. Any amount shown to be owed by Seller to the Tenants of the Property under the Stub Period Amounts Reconciliation shall be credited to Buyer at the Closing, and any amounts shown to be owed to Seller by Tenants of the Property under the Stub Period Amounts Reconciliation shall be credited to Seller at the Closing. The obligations of the parties under this Paragraph 11 shall survive the Close of Escrow for nine (9) months and shall not merge with the Deed. 12. Disbursements and Other Actions by Escrow Holder. Upon the Close of Escrow, Escrow Holder shall promptly undertake all of the following in the manner and order set forth. 12.1 Disburse Funds. Escrow Holder shall credit all matters addressed in Paragraphs 3 and 10 and prorate all matters addressed in Paragraph 11 based upon the Proration and Expense Schedule and disburse the balance of the Purchase Price to Seller promptly upon the Close of Escrow and remaining funds, if any, to Buyer. 12.2 Recording. Escrow Holder shall cause the Deed, and any other documents which the parties hereto may mutually direct, to be recorded in the Official Records and obtain conformed copies thereof for distribution to Buyer and Seller. 12.3 Documents to Seller. Escrow Holder shall disburse to Seller two (2) originals of the Lease Assignment, two (2) originals of the General Assignment and one (1) conformed copy of the Deed. 12.4 Documents to Buyer. Escrow Holder shall deliver to Buyer the original FIRPTA Certificate executed by Seller, two (2) originals of the Lease Assignment, two (2) originals of the General Assignment, originals of any Tenant Estoppel Certificates, and one (1) conformed copy of the Deed. 12.5 Title Company. Escrow Holder shall direct the Title Company to issue the Title Policy to Buyer. 13. Representations and Warranties. 13.1 Seller's Representations and Warranties. In consideration of Buyer entering into this Agreement and as an inducement to Buyer to buy the Property, Seller makes the following representations and warranties, each of which is material and is being relied upon by Buyer (and the truth and accuracy of which shall constitute a condition precedent to Buyer's obligations hereunder). The phrase A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 11 5376942.5 "to Seller's knowledge" used herein, shall mean the actual, then current knowledge of Matthew Schreiber without any undertaking or duty to undertake any independent investigation or inquiry and shall not include any facts that are known or that become known to Buyer or Buyer's agents, employees, contractors, attorneys or representatives. In no event shall Matthew Schreiber have any personal liability under this Agreement. 13.1.1 Formation, Existence, Power. Seller is duly formed and in existence in the jurisdiction of its formation and is qualified to do business in the jurisdiction in which the Property is located; Seller has the legal power, right and authority to enter into this Agreement and the instruments referenced herein, and to consummate the transaction contemplated by this Agreement. 13.1.2 Requisite Action. All requisite action (corporate, trust, partnership or otherwise) has been taken by Seller in connection with entering into this Agreement, the instruments referenced herein, and the consummation of the transaction contemplated by this Agreement. No consent of any partner, shareholder, trustee, trustor, beneficiary, creditor, investor, judicial or administrative body, governmental authority or other party is required for Seller to consummate the transaction contemplated by this Agreement. 13.1.3 Individual Authority. The individuals executing this Agreement and the instruments referenced herein on behalf of Seller and the partners of Seller, if any, have the legal power, right, and actual authority to bind Seller to the terms and conditions hereof and thereof. 13.1.4 No Conflict. Neither the execution and delivery of this Agreement and the documents and instruments referenced herein, nor the occurrence of the obligations set forth herein, nor the consummation of the transaction contemplated herein, nor compliance with the terms of this Agreement and the documents and instruments referenced herein conflict with or result in the material breach of any terms, conditions or provisions of, or constitute a default under, any bond, note, or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan, partnership agreement, lease or other agreement or instrument to which Seller is a party or affecting the Property. 13.1.5 Bankruptcy. Seller has not (a) commenced a voluntary case, or had entered against it a petition, for relief under any federal bankruptcy act or any similar petition, order or decree under any federal or state law or statute relative to bankruptcy, insolvency or other relief for debtors, (b) caused, suffered or consented to the appointment of a receiver, trustee, administrator, conservator, liquidator, or similar official in any federal, state, or foreign judicial or non-judicial proceeding, to hold, administer and/or liquidate all or substantially all of its assets, or (c) made an assignment for the benefit of creditors. 13.1.6 Leases; Rent Roll. To Seller’s knowledge, Seller has delivered to Buyer true and complete copies of all Leases (including any amendments or modifications thereto), if any, and there are no Leases or tenants or other persons or entities with rights to the Property, except for Lease(s) that have been delivered to Buyer in accordance with Paragraph 7.3 above. The Rent Roll delivered to Buyer pursuant to Paragraph 7.3 above is accurate with respect to each Lease. Except as disclosed in the Rent Roll, there are no unaccrued free rent periods or tenant improvement allowances or other cash concessions owing to any Tenant. Seller has not received any notice of any uncured event of default under a Lease, and no commissions are owing with respect to any existing Lease (excluding any New Leases), except for commission that will be paid by Seller as of the Close of Escrow, if any. 13.1.7 Violations. No written notice has been served on or delivered to Seller from any entity, governmental body or individual claiming any violation of any statutes and laws by Seller which violation remains uncured. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 12 5376942.5 13.1.8 Litigation; Condemnation. Seller has not received written notice that there are pending or threatened condemnation, eminent domain, litigation or similar proceedings involving all or any portion of the Property. The representations and warranties of Seller set forth in this Paragraph 13.1 shall survive the Close of Escrow for a period of six (6) months, but not thereafter, it being the intention of the parties that all suits or actions for breach of any such representations and warranties must be commenced, if at all, within said six (6) months of the Close of Escrow or they shall be forever barred. Notwithstanding the foregoing, if, prior to the Closing Date, Buyer or Seller should learn, discover or become aware of any existing or new item, fact or circumstance which renders a representation or warranty of Seller set forth herein incorrect or untrue in any material respect (collectively, the "Representation Matter"), then the party who has learned, discovered or become aware of such Representation Matter shall promptly give written notice thereof to the other party and Seller's representations and warranties shall be automatically limited to account for the Representation Matter. If, prior to the Closing Date, Buyer discovers or is notified of a Representation Matter that has a material, adverse impact on the value of the Property, then, subject to Paragraph 15.2 (if applicable), Buyer shall have the right, as its sole remedy to terminate this Agreement and obtain a refund of the Deposit (less the Independent Consideration) by providing written notice thereof to Seller no later than five (5) business days after Buyer learns or is notified of such Representation Matter; provided, however, Buyer shall have no right to terminate this Agreement for any Representation Matter arising from a change in circumstances that is either (a) outside of the control of Seller or (b) otherwise permitted under this Agreement. Upon such termination, neither party hereunder shall have any further obligations or liabilities under this Agreement except as specifically set forth herein. If Buyer does not timely terminate this Agreement, then Seller's representations and warranties shall be automatically limited to account for the Representation Matter, Buyer shall be deemed to have waived Buyer's right to pursue any remedy for breach of the representation or warranty made untrue on account of such Representation Matter, and the parties shall proceed to the Close of Escrow. 13.2 Buyer's Representations and Warranties. In consideration of Seller entering into this Agreement and as an inducement to Seller to sell the Property, Buyer makes the following representations and warranties, each of which is material and is being relied upon by Seller (and the truth and accuracy of which shall constitute a condition precedent to Seller's obligations hereunder). 13.2.1 Power. Buyer has the legal power, right and authority to enter into this Agreement and the instruments referenced herein, and to consummate the transaction contemplated by this Agreement. 13.2.2 Requisite Action. All requisite action (corporate, trust, partnership or otherwise) has been taken by Buyer in connection with entering into this Agreement and the instruments referenced herein; and, by the Close of Escrow all such necessary action will have been taken to authorize the consummation of the transaction contemplated by this Agreement. By the Close of Escrow no additional consent of any partner, shareholder, trustee, trustor, beneficiary, creditor, investor, judicial or administrative body, governmental authority or other party shall be required for Buyer to consummate the transaction contemplated by this Agreement. 13.2.3 Individual Authority. The individuals executing this Agreement and the instruments referenced herein on behalf of Buyer have the legal power, right, and actual authority to bind Buyer to the terms and conditions hereof and thereof. 13.2.4 No Conflict. Neither the execution and delivery of this Agreement and the documents and instruments referenced herein, nor the occurrence of the obligations set forth herein, nor the consummation of the transaction contemplated herein, nor compliance with the terms of this Agreement A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 13 5376942.5 and the documents and instruments referenced herein conflict with or result in the material breach of any terms, conditions or provisions of, or constitute a default under, any bond, note, or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan, partnership agreement, lease or other agreement or instrument to which Buyer is a party. 13.2.5 Bankruptcy. Buyer has not (a) commenced a voluntary case, or had entered against it a petition, for relief under any federal bankruptcy act or any similar petition, order or decree under any federal or state law or statute relative to bankruptcy, insolvency or other relief for debtors, (b) caused, suffered or consented to the appointment of a receiver, trustee, administrator, conservator, liquidator, or similar official in any federal, state, or foreign judicial or non-judicial proceeding, to hold, administer and/or liquidate all or substantially all of its assets, or (c) made an assignment for the benefit of creditors. 13.2.6 Prohibited Persons and Transactions. Neither Buyer nor any of its affiliates, nor any of their respective members, and none of their respective officers or directors is, nor prior to Closing or the earlier termination of this Agreement, will they become, a person or entity with whom U.S. persons or entities are restricted from doing business under regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury (including those named on OFAC’s Specially Designated Blocked Persons List) or under any U.S. statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism) or other governmental action and is not and prior to Closing or the earlier termination of this Agreement will not engage in any dealings or transactions with or be otherwise associated with such persons or entities. 13.3 As-Is/Release. AS A MATERIAL INDUCEMENT TO THE EXECUTION AND DELIVERY OF THIS AGREEMENT BY SELLER AND THE PERFORMANCE BY SELLER OF ITS DUTIES AND OBLIGATIONS HEREUNDER, BUYER DOES HEREBY ACKNOWLEDGE, REPRESENT, WARRANT AND AGREE, TO AND WITH THE SELLER, THAT, (A) EXCEPT AS EXPRESSLY SET FORTH IN PARAGRAPH 13.1 AND FOR THE DURATION THEREOF, BUYER IS PURCHASING THE PROPERTY IN AN "AS-IS" AND “WHERE IS” CONDITION, WITH ALL FAULTS, AS OF THE DATE OF THE CLOSE OF ESCROW WITH RESPECT TO ANY FACTS, CIRCUMSTANCES, CONDITIONS AND DEFECTS; (B) SELLER HAS NO OBLIGATION TO REPAIR OR CORRECT ANY SUCH FACTS, CIRCUMSTANCES, CONDITIONS OR DEFECTS OR COMPENSATE BUYER FOR SAME; (C) BY THE CLOSE OF ESCROW, BUYER SHALL HAVE UNDERTAKEN ALL SUCH PHYSICAL INSPECTIONS AND EXAMINATIONS OF THE PROPERTY AS BUYER DEEMS NECESSARY OR APPROPRIATE UNDER THE CIRCUMSTANCES, AND THAT BASED UPON SAME, BUYER IS AND WILL BE RELYING STRICTLY AND SOLELY UPON SUCH INSPECTIONS AND EXAMINATIONS AND THE ADVICE AND COUNSEL OF ITS AGENTS AND OFFICERS (AND NOT UPON ANY REPRESENTATIONS OR WARRANTIES OF SELLER), AND BUYER IS AND WILL BE FULLY SATISFIED THAT THE PURCHASE PRICE IS FAIR AND ADEQUATE CONSIDERATION FOR THE PROPERTY; (D) EXCEPT AS EXPRESSLY SET FORTH IN PARAGRAPH 13.1 AND FOR THE DURATION THEREOF, SELLER IS NOT MAKING AND HAS NOT MADE ANY WARRANTY OR REPRESENTATION WITH RESPECT TO ALL OR ANY PART OF THE PROPERTY (INCLUDING, BUT NOT LIMITED TO, ANY MATTERS CONTAINED IN DOCUMENTS MADE AVAILABLE OR DELIVERED TO BUYER IN CONNECTION WITH THIS AGREEMENT), AND ANY WARRANTY OR REPRESENTATION MADE IN PARAGRAPH 13.1 HAS NOT BEEN MADE AS AN INDUCEMENT TO BUYER TO ENTER INTO THIS ESCROW AND THEREAFTER TO PURCHASE THE PROPERTY OR FOR ANY OTHER PURPOSE; (E) IN FURTHERANCE OF, AND NOT IN LIMITATION OF, THE FOREGOING, SELLER HAS AND HEREBY SPECIFICALLY DISCLAIMS, AND NEITHER IT NOR ANY OTHER PERSON IS MAKING, ANY REPRESENTATION, A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 14 5376942.5 WARRANTY, ASSURANCE , PROMISE, COVENANT, AGREEMENT OR GUARANTY WHATSOEVER TO BUYER AND NO WARRANTIES, REPRESENTATIONS, ASSURANCES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTEES OF ANY KIND OR CHARACTER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, ARE MADE BY SELLER OR RELIED UPON BY BUYER WITH RESPECT TO THE PROPERTY (OR ANY PORTION THEREOF), THE STATUS OF TITLE TO OR THE MAINTENANCE, REPAIR, CONDITION, DESIGN, LEASING OR MARKETABILITY OF THE PROPERTY, OR ANY PORTION THEREOF; (F) THE FOREGOING DISCLAIMERS OF REPRESENTATIONS, WARRANTIES, ASSURANCES, PROMISES, COVENANTS, AGREEMENTS AND GUARANTEES INCLUDE, BUT ARE NOT LIMITED TO, DISCLAIMERS IN CONNECTION WITH, AND/OR WITH RESPECT TO, THE FOLLOWING MATTERS (ALL OF WHICH ARE HEREBY SPECIFICALLY DISCLAIMED BY SELLER, AND ALL OF WHICH BUYER HEREBY ACKNOWLEDGES IT IS NOT RELYING UPON): (I) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY OR MARKETABILITY, (II) ANY IMPLIED OR EXPRESS WARRANTY OF HABITABILITY OR FITNESS FOR A PARTICULAR PURPOSE, (III) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, (IV) ANY RIGHTS OF BUYER UNDER APPROPRIATE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION, (V) ANY CLAIM BY BUYER FOR DAMAGES BECAUSE OF DEFECTS, WHETHER KNOWN OR UNKNOWN, NOW OR HEREAFTER EXISTING, WITH RESPECT TO THE PROPERTY OR THE PERSONAL PROPERTY RELATING TO THE PROPERTY, (VI) THE FINANCIAL CONDITION OR PROSPECTS OF THE PROPERTY AND, (VII) LEASES OR OCCUPANCY AGREEMENTS WITH RESPECT TO THE PROPERTY OR THE ABILITY TO LEASE THE PROPERTY OR ANY PORTION THEREOF, (VIII) THE COMPLIANCE OR LACK THEREOF OF THE PROPERTY OR ANY PORTION THEREOF (OR THE OPERATION THEREOF) WITH GOVERNMENTAL OR QUASI-GOVERNMENTAL LAWS, RULES, ORDINANCES OR REGULATIONS (INCLUDING, WITHOUT LIMITATION, ANY ZONING LAWS, ORDINANCES OR REQUIREMENTS), (IX) THE NATURE, QUALITY OR PHYSICAL CONDITION OF THE PROPERTY, (X) THE CONSTRUCTION OF THE PROPERTY OR WHETHER THERE EXISTS ANY CONSTRUCTION DEFECTS THEREIN, (XI) THE WATER, SOIL AND GEOLOGY OF THE PROPERTY OR RELATING THERETO, (XII) THE INCOME TO BE DERIVED FROM THE PROPERTY, (XIII) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH BUYER MAY CONDUCT THEREON, (XIV) THE COMPLIANCE OF OR BY THE PROPERTY (OR THE OPERATION THEREOF) WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY OTHER BODY HAVING JURISDICTION THEREOVER, (XV) THE STATUS OR CONDITION OF ENTITLEMENTS PERTAINING TO THE PROPERTY, (XVI) ANY MATTER REGARDING TERMITES OR WASTES, AS DEFINED BY THE U.S. ENVIRONMENTAL PROTECTION AGENCY REGULATIONS AT 40 C.F.R., (XV) ANY MATTERS RELATING TO HAZARDOUS MATERIALS, HAZARDOUS SUBSTANCES OR ENVIRONMENTAL LAWS, RULES, REGULATIONS OR REQUIREMENTS, AND (XVI) THE ADEQUACY OF PARKING IN CONNECTION WITH THE PROPERTY, AND (G) BY REASON OF ALL OF THE FOREGOING, BUYER SHALL ASSUME THE FULL RISK OF ANY LOSS OR DAMAGE OCCASIONED BY ANY FACT, CIRCUMSTANCE, CONDITION OR DEFECT PERTAINING TO THE PROPERTY, INCLUDING WITHOUT LIMITATION THE PRESENCE OF ANY ASBESTOS CONTAINING MATERIAL, HAZARDOUS, TOXIC OR RADIOACTIVE WASTE, SUBSTANCE OR MATERIALS IN, ON, UNDER OR ABOUT THE PROPERTY, AND BUYER HEREBY EXPRESSLY AND UNCONDITIONALLY WAIVES AND RELEASES SELLER AND ALL OF ITS PARENTS, SUBSIDIARIES, AFFILIATES AND PARTNERSHIPS, OFFICERS, DIRECTORS, PROPERTY MANAGERS, ASSET MANAGERS, MANAGERS, SHAREHOLDERS, PARTNERS, MEMBERS, REPRESENTATIVES, AGENTS AND EMPLOYEES, AND THEIR RESPECTIVE SUCCESSORS, HEIRS AND ASSIGNS AND EACH OF THEM (INDIVIDUALLY AND COLLECTIVELY, THE "RELEASED PARTIES") FROM ANY AND ALL RIGHTS AND CLAIMS AGAINST SELLER AND/OR THE RELEASED PARTIES WITH RESPECT TO THE PROPERTY OR MATTERS A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 15 5376942.5 RELATING TO THE PROPERTY (INCLUDING WITHOUT LIMITATION (I) THE CONDITION, VALUATION, MARKETABILITY OR UTILITY OF THE PROPERTY, (II) IN CONNECTION WITH ANY LEASES OR OCCUPANCY AGREEMENTS RELATING TO THE PROPERTY, (III) ANY RIGHTS OF BUYER UNDER THE STATE OR FEDERAL COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT, AS AMENDED FROM TIME TO TIME, ANY OTHER ENVIRONMENTAL OR HAZARDOUS MATERIAL LAWS OR OTHER SIMILAR LAWS, (IV) IN CONNECTION WITH LATENT, PATENT, ALLEGED OR ACTUAL DESIGN OR CONSTRUCTION DEFICIENCIES OR DEFECTS (WHETHER RESULTING FROM ANY ACTS OR OMISSIONS OF SELLER, ANY SELLER PARTY, ANY PRIOR OWNER OF ALL OR ANY PORTION OF THE PROPERTY, OR ANY OTHER PARTY), AND (VI) ANY OTHER MATTERS REFERENCED IN THIS PARAGRAPH 13.3). BUYER ACKNOWLEDGES AND AGREES THAT THE FOREGOING WAIVER AND RELEASE INCLUDES ALL RIGHTS AND CLAIMS OF BUYER (AND ANY PERSON OR ENTITY CLAIMING BY, OR THROUGH, BUYER) AGAINST SELLER AND/OR ANY OTHER RELEASED PARTIES PERTAINING TO THE PROPERTY, WHETHER HERETOFORE OR NOW EXISTING OR HEREAFTER ARISING, OR WHICH COULD, MIGHT, OR MAY BE CLAIMED TO EXIST, OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, LIQUIDATED OR UNLIQUIDATED, EACH AS THOUGH FULLY SET FORTH HEREIN AT LENGTH, WHICH IN ANY WAY ARISE OUT OF, OR ARE CONNECTED WITH, OR RELATE TO, THE PROPERTY. THIS RELEASE INCLUDES CLAIMS OF WHICH BUYER IS PRESENTLY UNAWARE OF WHICH BUYER DOES NOT PRESENTLY SUSPECT TO EXIST WHICH, IF KNOWN BY BUYER, WOULD MATERIALLY AFFECT BUYER'S RELEASE TO SELLER AND/OR THE OTHER RELEASED PARTIES. IN CONNECTION AND TO THE EXTENT PERMITTED BY LAW, BUYER HEREBY AGREES, REPRESENTS AND WARRANTS THAT BUYER REALIZES AND ACKNOWLEDGES THAT FACTUAL MATTERS NOW UNKNOWN TO IT MAY HAVE GIVEN OR MAY HEREAFTER GIVE RISE TO CAUSES OF ACTION, CLAIMS, DEMANDS, DEBTS, CONTROVERSIES, DAMAGES, COSTS, LOSSES AND EXPENSES WHICH ARE PRESENTLY UNKNOWN, UNANTICIPATED AND UNSUSPECTED, AND BUYER FURTHER AGREES, REPRESENTS AND WARRANTS THAT THE WAIVERS AND RELEASES HEREIN HAVE BEEN NEGOTIATED AND AGREED UPON IN LIGHT OF THAT REALIZATION AND THAT BUYER NEVERTHELESS HEREBY INTENDS TO RELEASE, DISCHARGE AND ACQUIT SELLER AND THE OTHER RELEASED PARTIES FROM ANY SUCH UNKNOWN CAUSES OF ACTION, CLAIMS, DEMANDS, DEBTS, CONTROVERSIES, DAMAGES, COSTS, LOSSES AND EXPENSES. THE FOREGOING WAIVERS AND RELEASES BY BUYER SHALL SURVIVE (A) THE CLOSING AND THE RECORDATION OF THE DEED, AND SHALL NOT BE DEEMED MERGED INTO THE DEED UPON ITS RECORDATION, AND/OR (B) ANY TERMINATION OF THIS AGREEMENT. NOTWITHSTANDING ANY OF THE FOREGOING TO THE CONTRARY, BUYER HAS NOT RELEASED SELLER FOR ANY ACTUAL FRAUD COMMITTED BY SELLER AND UNKNOWN TO BUYER AS OF THE CLOSE OF ESCROW. BUYER EXPRESSLY WAIVES THE BENEFITS OF SECTION 1542 OF THE CALIFORNIA CIVIL CODE, WHICH PROVIDES AS FOLLOWS: "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, AND THAT, IF KNOWN BY HIM OR HER WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY." BUYER'S INITIALS A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 16 5376942.5 14. Access. Provided that Buyer is not in default of its obligations under this Agreement, then from and after the Opening of Escrow through the earlier of the termination of this Agreement or the Closing Date, Buyer, its agents, consultants, contractors and subcontractors shall have the right, at reasonable times upon at least 48 hours prior written notice to Seller, subject to the rights of all tenants and occupants of the Property, and provided that Buyer has coordinated with Seller so as to afford Seller a reasonable opportunity to have a representative present at all such times, to enter upon the Property to conduct or make any and all non-intrusive and non-invasive inspections and Tests as may be necessary or desirable, subject to the limitations set forth below in this Paragraph 14. The scope of any analysis which requires physical sampling or any other invasive or intrusive testing of all or any part of the Property shall be subject to: (a) the prior written approval of Seller, which Seller may withhold or condition in its sole discretion, (b) Seller's receipt of written evidence that Buyer has procured the insurance required pursuant to this Paragraph 14, and (c) the requirement that Buyer dispose of all such test samples in accordance with applicable law and at no cost or liability to Seller. Nothing herein shall authorize any subsurface testing or drilling on the Property by Buyer or its environmental consultant unless specifically approved in writing by Seller, which Seller may condition or deny in its sole discretion. Buyer shall obtain or cause its consultants to obtain (and provide evidence to Seller), at Buyer's sole cost and expense, prior to commencement of any investigative activities on the Property, a policy of commercial general liability insurance covering any and all liability of Buyer and Seller with respect to or arising out of any investigative activities. Such policy of insurance shall be from an insurance company acceptable to Seller and name Seller as an additional insured and shall be kept and maintained in force during the term of this Agreement and so long thereafter as necessary to cover any claims of damages suffered by persons or property resulting from any acts or omissions of Buyer, Buyer's employees, agents, contractors, suppliers, consultants or other related parties. Such policy of insurance shall have liability limits of not less than Two Million Dollars ($2,000,000.00) combined single limit per occurrence for bodily injury, personal injury and property damage liability. If this Agreement is terminated prior to the Close of Escrow, Buyer hereby agrees to provide to Seller, within ten (10) days following such termination, a true and complete copy of all tests, reports, studies and the like generated by such vendor in connection with Buyer's inspection of the Property, to the extent in Buyer’s possession or control. Buyer shall keep all documents and information received from Seller and/or its agents and the results of all of its inspections, studies, investigations, analysis, reports and the like confidential except as required by law and except for disclosures made to Buyer's agents, consultants and employees. Buyer hereby indemnifies, defends and holds the Property, Seller and their respective officers, directors, shareholders, members, participants, affiliates, employers, representatives, invitees, agents and contractors free and harmless from and against any and all claims, costs, losses, liabilities, damages or expenses arising out of or resulting from such entry by Buyer, its agents, consultants, contractors and subcontractors or Buyer's breach of its obligations under this Paragraph 14. Additionally, Buyer shall immediately, at its sole cost and expense, repair any and all damage arising out of or resulting from such entry and any acts or omissions by Buyer, its agents, employees, consultants, contractors and subcontractors. Furthermore, Buyer hereby agrees not to contact any tenants or other occupants of the Property nor any governmental agencies with respect to the Property without Seller's prior written consent, which Seller may withhold or condition in its reasonable discretion (including, without limitation, requiring that a Seller representative be present). Buyer shall keep the Property free and clear of any mechanics' liens or materialmen's liens related to Buyer's inspection and the other activities contemplated in this Paragraph 14. All of Buyer's obligations set forth in this Paragraph 14 shall survive the Close of Escrow and shall not be merged with the Deed, and shall survive the termination of this Agreement and Escrow prior to the Close of Escrow, and shall not be limited by any provision of this Agreement. 15. Default. 15.1 BUYER'S DEFAULT. IF BUYER FAILS TO COMPLETE THE PURCHASE OF THE PROPERTY AS PROVIDED IN THIS AGREEMENT BY REASON OF ANY A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 17 5376942.5 DEFAULT OF BUYER, SELLER'S SOLE REMEDY (EXCEPT AS PROVIDED BELOW) SHALL BE TO TERMINATE THIS AGREEMENT AND RECEIVE THE DEPOSIT AS LIQUIDATED DAMAGES AND SELLER SHALL BE RELEASED FROM ITS OBLIGATION TO SELL THE PROPERTY TO BUYER. BUYER AND SELLER AGREE THAT IT WOULD BE IMPRACTICAL AND EXTREMELY DIFFICULT TO ESTIMATE THE DAMAGES WHICH SELLER MAY SUFFER IN THE EVENT BUYER DEFAULTS HEREUNDER AND FAILS TO COMPLETE THE PURCHASE OF THE PROPERTY AS HEREIN PROVIDED. BUYER AND SELLER THEREFORE AGREE THAT A REASONABLE PRESENT ESTIMATE OF THE NET DETRIMENT THAT SELLER WOULD SUFFER IN THE EVENT OF BUYER'S DEFAULT OR BREACH HEREUNDER IS AN AMOUNT OF MONEY EQUAL TO THE DEPOSIT WHICH SHALL BE THE FULL, AGREED AND LIQUIDATED DAMAGES. THE PARTIES ACKNOWLEDGE THAT THE PAYMENT OF SUCH LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF CALIFORNIA CIVIL CODE SECTIONS 3275 OR 3369, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER PURSUANT TO CALIFORNIA CIVIL CODE SECTIONS 1671, 1676 AND 1677. THE FOREGOING SHALL NOT LIMIT SELLER'S REMEDIES WITH RESPECT TO BUYER'S OBLIGATIONS (INCLUDING, WITHOUT LIMITATION, ITS INDEMNIFICATION OBLIGATIONS) UNDER PARAGRAPHS 14 AND 17 OF THIS AGREEMENT AND THE ATTORNEYS' FEES PROVISION SET FORTH IN PARAGRAPH 18 BELOW. SELLER'S INITIALS BUYER'S INITIALS 15.2 SELLER'S DEFAULT. IF SELLER DEFAULTS UNDER THIS AGREEMENT AND FAILS TO COMPLETE THE PURCHASE AS PROVIDED HEREIN, THEN BUYER SHALL BE ENTITLED, AS ITS SOLE AND EXCLUSIVE REMEDY, WHETHER AT LAW OR IN EQUITY, EITHER (A) TO TERMINATE THIS AGREEMENT AND RECOVER ITS DEPOSIT OR (B) IN LIEU OF TERMINATING THE AGREEMENT AND RECOVERING ITS DEPOSIT, BUYER SHALL BE ENTITLED TO PURSUE SPECIFIC PERFORMANCE OF THE CONVEYANCE OF THE PROPERTY WITHOUT RIGHT TO ANY DAMAGES OR OTHER EQUITABLE RELIEF WHATSOEVER, BUT ONLY IF BUYER DEPOSITS WITH ESCROW HOLDER ON OR BEFORE THE SCHEDULED CLOSING DATE, THE CASH BALANCE OF THE PURCHASE PRICE, TOGETHER WITH ALL CLOSING DOCUMENTS REQUIRED HEREUNDER FROM BUYER, AND BUYER FILES SUCH SPECIFIC PERFORMANCE ACTION WITHIN TEN (10) DAYS FOLLOWING THE SCHEDULED CLOSING DATE AND DILIGENTLY PROSECUTES SUCH ACTION TO COMPLETION. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, BUYER SHALL NOT BE ENTITLED TO RECORD A LIEN OR LIS PENDENS AGAINST THE PROPERTY AND BUYER HEREBY WAIVES ANY SUCH RIGHT. NOTWITHSTANDING THE FOREGOING TO THE CONTRARY, IF SELLER IS IN MATERIAL DEFAULT UNDER THIS AGREEMENT, AND BUYER TERMINATES THIS AGREEMENT IN ACCORDANCE WITH SUBPART (A) OF THIS PARAGRAPH ABOVE AS A RESULT OF SUCH MATERIAL DEFAULT, SELLER SHALL ALSO REIMBURSE BUYER FOR ITS REASONABLE, THIRD-PARTY, OUT OF POCKET COSTS AND EXPENSES INCURRED TO NEGOTIATE THIS AGREEMENT AND PURSUE ACQUISITION OF THE PROPERTY AS CONTEMPLATED HEREBY, NOT TO EXCEED $50,000.00. SELLER'S INITIALS BUYER'S INITIALS A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 18 5376942.5 16. Notices. Any notice, demand, consent, approval, request, or other communication or document to be provided hereunder to a party hereto shall be in writing and shall be given to such party at its address set forth above or such other address such party may hereafter specify for that purpose by notice to the other party. Each such notice, request, or communication shall, for all purposes, be deemed given and received (a) if given by email, when such email (inclusive of a pdf attachment containing the substantive content of the notice) is transmitted to the email address specified above during normal business hours (i.e. 8:00 a.m. to 5:00 p.m.) and such notice is also sent via overnight delivery service for the next business day’s delivery, (b) if hand delivered against receipted copy, when the copy thereof is receipted, (c) if given by a recognized overnight delivery service, the day on which such notice, request, or other communication is actually received, or (d) or if given by certified mail, return receipt requested, postage prepaid, two (2) days after it is posted with the United States Postal Service, to the addresses specified in the Basic Provisions. Notices to Seller shall be directed to Seller and Seller's Counsel and notices to Buyer shall be directed to Buyer and Buyer's Counsel. Notice of change of address shall be given by written notice in the manner detailed in this Paragraph 16. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to constitute receipt of the notice, demand, request or communication sent 17. Brokers. Upon the Close of Escrow (but not otherwise), Seller shall pay a real estate brokerage commission to Broker with respect to this transaction in accordance with Seller's separate written agreement. Each party hereto agrees to indemnify and hold harmless the other party from and against any and all losses, liens, claims, judgments, liabilities, costs, expenses or damages (including reasonable attorneys' fees and court costs) of any kind or character arising out of or resulting from any agreement, arrangement or understanding (except as set forth above with respect to Broker) alleged to have been made by such party or on its behalf with any broker or finder in connection with this Agreement or transaction contemplated under this Agreement. The foregoing indemnity shall survive the Close of Escrow or the earlier termination of this Agreement and shall not be limited by any provision of this Agreement. 18. Legal Fees. If either Buyer or Seller brings any action, arbitration or suit against the other for any matter relating to or arising out of this Agreement, then the prevailing party in such action or dispute, whether by final judgment or settlement, shall be entitled to recover from the other party all costs and expenses of suit, including actual attorneys' fees. Any judgment or order entered in any final judgment shall contain a specific provision providing for the recovery of all costs and expenses of suit, including actual attorneys' fees incurred in enforcing, perfecting and executing such judgment. For the purposes of this paragraph, such costs shall include, without limitation, in-house or outside attorneys' fees, costs and expenses incurred in the following: (a) postjudgment motions; (b) contempt proceedings; (c) garnishment, levy, and debtor and third party examination; (d) discovery; and (e) bankruptcy litigation. 19. Assignment. Buyer may not assign, transfer or convey its rights or obligations under this Agreement at any time without the prior written consent of Seller, which Seller may withhold in its sole and absolute discretion; provided, however, Buyer may assign this Agreement to a Buyer Affiliate (as defined below) without the requirement of obtaining Seller's prior written consent (but nevertheless requiring at least five (5) business days prior written notice) and satisfy the requirements set forth below. The term "Buyer Affiliate" shall mean any entity of which Buyer or manager of Buyer is the managing member or managing partner or manager and owns or controls such entity. Notwithstanding the foregoing, no assignment by Buyer (whether to a Buyer Affiliate or otherwise) shall release Buyer from any of its obligations hereunder, and any assignment by Buyer (even to a Buyer Affiliate) shall require the full assumption by the assignee (on a joint and several basis) of all of Buyer's obligations hereunder, and the assignment and assumption agreement must be delivered to Seller at least five (5) business days prior to the Closing. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 19 5376942.5 20. Damage or Destruction, Condemnation, Insurance. 20.1 Condemnation. If at any time prior to the Closing Date any "material" portion of the Property is condemned or taken by eminent domain proceedings by any public authority, then at Buyer's option, to be exercised within ten (10) days after receipt of notice of such taking, this Agreement shall terminate, and the Deposit (less the Independent Consideration) shall be promptly returned to Buyer, and except as expressly set forth herein, neither party shall have any further liability or obligation to the other hereunder. As used in this Paragraph 20.1, the term "material" shall mean a taking which materially and adversely affects the value or operations of the Property and adversely affects the value of the Property by more than ten percent (10%) of the Purchase Price. Seller shall give Buyer written notice of any taking promptly after Seller obtains knowledge thereof. If less than a material portion of the Property is condemned or taken by eminent domain proceedings or if Buyer does not timely notify Seller in writing of its election to terminate this Agreement, Buyer shall be deemed to have elected not to terminate this Agreement. If Buyer elects or is deemed to have elected not to terminate this Agreement, the parties shall proceed to the Closing without a reduction in the Purchase Price and, upon the Closing, all condemnation proceeds paid or payable to Seller (other than losses pertaining to periods prior to the Closing) shall belong to Buyer and shall be paid over and assigned to Buyer. Seller shall have no obligation to make any repairs to the Property in the event of a condemnation. 20.2 Damage and Destruction. If at any time prior to the Closing Date a material portion of the Property is destroyed or damaged as a result of fire or any other casualty whatsoever, then at Buyer's option, to be exercised within ten (10) days after receipt of notice of such destruction or damage, this Agreement shall terminate, the Deposit shall be returned to Buyer, and except as expressly set forth herein, neither party shall have any further liability or obligation to the other hereunder. If Buyer does not timely notify Seller in writing of its election to terminate this Agreement, Buyer shall be deemed to have elected not to terminate this Agreement. For purposes hereof, the term "material" shall be deemed to be a damage or destruction in excess of ten percent (10%) of the Purchase Price. If less than a material portion of the Property is damaged or destroyed or if a material portion is damaged or destroyed and Buyer elects or is deemed to have elected not to terminate this Agreement, the parties shall proceed to the Closing without reduction in the Purchase Price and, upon the Closing, all property insurance proceeds paid or payable to Seller as a result of such casualty shall belong to Buyer and shall be paid over and assigned to Buyer. Seller shall have no obligation to make any repairs to the Property in the event of a damage or destruction. 21. Continued Operations; New Leases and Contracts 21.1 Continued Operations. So long as this Agreement remains in effect, (i) Seller shall manage, operate, and insure the Property in substantially the same manner in which Seller managed, operated, and insured the Property prior to the Opening of Escrow, and (ii) Seller shall not modify, amend, or terminate any Lease or service contract, nor enter into any New Lease or service contract, except as set forth in this Paragraph 21. 21.2 New Leases. Seller hereby agrees that, from and after the Execution Date, Seller will not modify, extend or otherwise change any of the terms, covenants or conditions of the Leases or enter into New Leases affecting the Property without the prior written consent of Buyer, which consent may be granted or withheld in Buyer’s commercially reasonable discretion; provided, however, following the Contingency Date, such consent may be granted or denied in Buyer’s sole and absolute discretion (except for a lease modification or termination with respect to a Tenant, if any, which is delinquent in rent, with respect to which Buyer’s consent may be granted or withheld in Buyer’s commercially reasonable discretion). If Buyer fails to approve any proposal in writing, Buyer shall be deemed to have disapproved of such proposal. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 20 5376942.5 21.3 Service Contracts. Prior to the date which is three (3) days prior to the end of the Contingency Date, Seller, in its sole and absolute discretion, and without Buyer’s consent, shall have the right to extend, renew, modify or replace any of the service contracts that Seller deems advisable, so long as such service contracts (whether new or modified) are terminable upon thirty (30) days’ notice without fee or penalty, and Seller provides a copy of such service contract (or modification to such service contract) to Buyer. Except as otherwise provided herein, after the date which is three (3) days prior to the Contingency Date, Seller will not extend, renew, modify or replace any of the service contracts without the prior written consent of Buyer, which consent may be granted or withheld in Buyer’s sole and absolute discretion. If Buyer does not approve any request of Seller regarding a service contract in writing, Buyer shall be deemed to have disapproved of such request. If any service contract requires the service provider’s consent for such service contract to be assigned to Buyer, as of the Close of Escrow, Seller shall either (i) terminate such service contract as of the Close of Escrow, to the extent the same is terminable on thirty (30) days prior notice without fee or charge, or (ii) obtain such service provider’s consent for the assignment of the service contract to Buyer, in either case, at Seller’s sole cost and expense. 22. Miscellaneous. 22.1 Not an Offer. Seller's delivery of unsigned copies of this Agreement is solely for the purpose of review by the party to whom delivered, and neither the delivery nor any prior communications between the parties shall in any way imply that Seller is under any obligation to enter the transaction which is the subject of this Agreement. The signing of this Agreement by Buyer constitutes an offer which shall not be deemed accepted by Seller unless and until Seller has signed this Agreement and delivered a duplicate original or electronic copy to Buyer. 22.2 Computation of Time Periods. If the date upon which the Contingency Date, the Closing Date or any other date or time period provided for in this Agreement is or ends on a Saturday, Sunday or federal or state legal holiday, then such date shall automatically be extended until 5:00 p.m. Pacific time of the next day which is not a Saturday, Sunday or legal holiday. The term "business day" shall mean any day other than a Saturday, Sunday or legal holiday. 22.3 Captions; Severability. Any captions to, or headings of, the paragraphs or subparagraphs of this Agreement are solely for the convenience of the parties hereto, are not a part of this Agreement, and shall not be used for the interpretation or determination of the validity of this Agreement or any provision hereof. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, but this Agreement shall be reformed and construed and enforced to the maximum extent permitted by applicable law. 22.4 No Obligations to Third Parties. Except as otherwise expressly provided herein, the execution and delivery of this Agreement shall not be deemed to confer any rights upon, nor obligate any of the parties hereto, to any person or entity other than the parties hereto. 22.5 Exhibits and Schedules. The exhibits and schedules attached to this Agreement are incorporated in this Agreement by this reference for all purposes. 22.6 Amendment to this Agreement. The terms of this Agreement may not be modified or amended except by an instrument in writing executed by each of the parties hereto. 22.7 Waiver. The waiver or failure to enforce any provision of this Agreement shall not operate as a waiver of any future breach of any such provision or any other provision hereof. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 21 5376942.5 22.8 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, except for any choice-of-law principles which provide for the application of the laws of another jurisdiction. Seller and Buyer hereby irrevocably submit to the jurisdiction of any state or federal court sitting in the State in any action or proceeding arising out of or relating to this Agreement and hereby irrevocably agree that all claims in respect of such action or proceeding shall be heard and determined in a state or federal court sitting in the State. Buyer and Seller agree that the provisions of this Paragraph 22.8 shall survive the Closing. 22.9 Fees and Other Expenses. Except as otherwise provided herein, each of the parties hereto shall pay its own fees and expenses in connection with this Agreement. 22.10 Entire Agreement. This Agreement (including all Exhibits attached hereto) supersedes any prior agreements, negotiations and communications, oral or written, and contains the entire agreement between, and the final expression of, Buyer and Seller with respect to the subject matter hereof. No subsequent agreement, representation, or promise made by either party hereto, or by or to an employee, officer, agent or representative of either party hereto shall be of any effect unless it is in writing and executed by the party to be bound thereby. 22.11 Successors and Assigns. Subject to the restrictions set forth in Paragraph 19 hereof, this Agreement shall be binding upon and shall inure to the benefit of the permitted successors and assigns of the parties hereto. 22.12 Construction. The parties acknowledge and agree that (A) each party hereto is of equal bargaining strength, (B) each such party has actively participated in the drafting, preparation and negotiation of this Agreement, (C) each such party has consulted with such party's own, independent counsel, and such other professional advisors as such party has deemed appropriate, relating to any and all matters contemplated under this Agreement, (D) each such party and such party's counsel and advisors have reviewed this Agreement, (E) each such party has agreed to enter into this Agreement following such review and the rendering of such advice, (F) any rule of construction to the effect that ambiguities are to be resolved against the drafting parties shall not apply in the interpretation of this Agreement, or any portions hereof, or any amendments hereto, and (G) except as expressly stated to survive the Closing in this Agreement, all terms and provisions of this Agreement shall not survive the Closing and shall be deemed merged with the Deed at Closing. 22.13 Limitation of Liability. Buyer acknowledges and agrees that neither the trustees, shareholders, members, affiliates, officers, directors, investment managers, employees, partners, agents nor advisors of Seller, assume any personal liability for obligations entered into by or on behalf of Seller. Notwithstanding any other provision of this Agreement to the contrary (or any rights that Buyer may have at law or in equity), (a) in no event shall Seller have any liability for lost profits, speculative, special, consequential or punitive damages, (b) in no event will Seller's liability under or otherwise in connection with this Agreement (including, without limitation, Paragraph 13.1 above), any documents executed in connection herewith and/or otherwise in connection with the Property exceed the sum of Two Hundred Fifty Thousand Dollars ($250,000.00), and (c) Buyer shall have no right to assert any claim against Seller, and Seller shall have no liability to Buyer whatsoever, unless the valid claims for all breaches of Seller collectively aggregate more than Fifty Thousand Dollars ($50,000.00). Notwithstanding anything to the contrary contained in this Agreement, Buyer hereby agrees that any action or claim asserted by Buyer against Seller or any of the Released Parties must be filed (if at all) and properly served to Seller within six (6) months following the Closing in a court of competent jurisdiction, and Buyer hereby waives any right to bring any such claim or action thereafter. Buyer's remedies prior to Closing shall be limited as set forth in Paragraph 15.2. Any and all liability beyond that which may be asserted under this Paragraph 22.13 A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 22 5376942.5 is expressly waived and released by Buyer and by all persons claiming by, through or under Buyer. The provisions of this Paragraph 22.13 shall survive the Closing. 22.14 Time of the Essence. All times provided for in this Agreement for the performance of any act will be strictly construed, time being of the essence. 22.15 Recording. The parties agree that this Agreement shall not be recorded. If Buyer causes this Agreement or any notice or memorandum thereof to be recorded, this Agreement shall be null and void at the option of Seller. 22.16 Confidentiality. Until the Close of Escrow, Buyer will keep confidential the Purchase Price, the other terms of this Agreement, the Materials and all other information concerning the Property (as disclosed, discovered or determined in connection with this transaction); provided, however, Buyer may disclose such information to (a) those employed by Buyer (subject to their agreement to abide by the terms of this paragraph); (b) those who are actively and directly participating in the evaluation of the Property and the negotiation and execution of this Agreement or financing of the purchase of the Property (subject to their agreement to abide by the terms of this paragraph); (c) third parties as required under applicable law; and (d) Buyer's potential financial partners and lenders (subject to their agreement to abide by the terms of this paragraph). 22.17 Natural Hazard Disclosure. Natural Hazard Disclosure. As of the Closing, to the extent permitted by law, Buyer shall be deemed to have knowingly, voluntarily and intentionally waived the right to the disclosures (“Natural Hazards Disclosures”) set forth in: (a) California Government Code Section 8589.3 (a special flood area); (b) California Government Code Section 8589.4 (dam failure inundation area); (c) California Government Code Section 51183.5 (earthquake fault zone); (d) California Public Resources Code Section 2621.9 (seismic hazard zone); (e) California Public Resources Code Section 4136 (wildland fire area); and (f) California Public Resources Code Section 2694 (high fire severity area). Buyer acknowledges and represents that it has extensive experience acquiring and conducting due diligence for commercial properties. This waiver by Buyer includes, to the extent permitted by law, any remedies Buyer may have for Seller's nondisclosure of the Natural Hazards Disclosures. In no way limiting the foregoing waiver by Buyer, Buyer acknowledges that Seller shall employ the services of the Escrow Holder or another third party selected by Seller (as applicable, the “Natural Hazard Expert”) to examine the maps and other information specifically made available to the public by government agencies for the purposes of enabling Seller to fulfill Seller's disclosure obligations, if any, and to report the result of the Natural Hazard Expert’s examination (“Natural Hazards Report”) to Buyer and Seller in writing. Seller has not verified, and Seller is not obligated to verify, the information contained in the Natural Hazards Report. The Natural Hazards Report fully and completely discharges Seller from Seller's disclosure obligations referred to herein, if and to the extent any such obligations exist, and, for the purpose of this Agreement, the provisions of Section 1103.4 of the California Civil Code regarding non- liability of Seller for errors or omissions not within Seller's personal knowledge shall be deemed to apply and the Natural Hazard Expert shall be deemed to be an expert, dealing with matters within the scope of the Natural Hazard Expert's expertise with respect to the examination and written report regarding the natural hazards referred to above. Seller makes no representation or warranty as to the truth or accuracy of any information contained in the Natural Hazards Report. ANY NATURAL HAZARDS DISCLOSED BY THE NATURAL HAZARDS REPORT MAY LIMIT THE BUYER'S ABILITY TO REDEVELOP OR UTILIZE THE PROPERTY, TO OBTAIN INSURANCE, OR TO RECEIVE ASSISTANCE AFTER A DISASTER. THE MAPS ON WHICH THESE DISCLOSURES ARE BASED ESTIMATE WHERE NATURAL HAZARDS EXIST. THEY ARE NOT DEFINITIVE INDICATORS OF WHETHER OR NOT THE PROPERTY WILL BE AFFECTED BY A NATURAL DISASTER. BUYER MAY WISH TO A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 23 5376942.5 OBTAIN PROFESSIONAL ADVICE REGARDING THESE HAZARDS AND OTHER HAZARDS THAT MAY AFFECT THE PROPERTY. 22.18 Section 1101.5 Disclosure. Seller hereby discloses to Buyer that Section 1101.5 of the California Civil Code requires that all noncompliant plumbing fixtures in any commercial real property shall be replaced with water-conserving plumbing fixtures. Pursuant to Section 1101.5(e) of the California Civil Code, Seller hereby discloses to Buyer that the Property may include noncompliant plumbing fixtures. 22.19 Counterparts; Electronic Signatures. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which, together, shall constitute but one and the same instrument. Electronic signatures, including signature delivered in a PDF, jpeg, or other electronic document, shall be deemed binding as originals. [Signature Page Follows] A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 24 5376942.5 IN WITNESS WHEREOF, Buyer and Seller have executed this Agreement as of the day and year first written above. BUYER: SELLER: SM 1848, LLC, SRT SF RETAIL I, LLC, a California limited liability company a Delaware limited liability company Position: Manager By: Name: Position: By: Name: Douglas M. MacMahon A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8 Matthew Schreiber CEO

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 25 5376942.5 ACCEPTANCE BY ESCROW HOLDER Chicago Title Insurance Company acknowledges that it has received a fully executed original or original executed counterparts of the foregoing Agreement of Purchase and Sale and Joint Escrow Instructions (the "Agreement") and agrees to act as Escrow Holder under the Agreement and to be bound by and strictly perform the terms thereof as such terms apply to Escrow Holder. Dated: , 2024 CHICAGO TITLE INSURANCE COMPANY By: Name: Position: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT A LEGAL DESCRIPTION Parcel One: Commercial Area 2 comprised of grid areas A36-A48, B36-B52, C36-C52, D36-D52, E36-E52, F36-F53, G36-G53, H36-H53, I36-I53, J36-J53, K36-K53, L36-L53, M36-M53, N36-N53, O36-O53, P36-P53, Q41-Q53, R41-R53, S41-S53, T41-T53, U41-U53, V44-V53, W44-W53, X44-X53, Y44-Y53, Z44-Y53, AA44-AA53, BB44-BB53, CC44-CC53, DD44-DD53, EE44-EE53, FF44-FF53, GG44-GG53, HH44- HH53, II44-II53, JJ44-JJ53, KK44-KK53 and LL44-LL53 as said grid areas are depicted on that certain Condominium Plan entitled “388 Fulton Condominium Plan” (which shall hereafter be referred to as the “Plan”), which Plan recorded Jun 6, 2016, as Document No. 2016-K270008-00, in the Office of the Recorder of the City and County of San Francisco, State of California (“Official Records”), and which Commercial Area is defined in and made subject to that certain Declaration of Covenants, Conditions, and Restrictions of 388 Fulton (which shall hereafter be referred to as the “Declaration”), which Declaration recorded June 6, 2016, as Document No. 2016-K270224-00, Official Records; said unit being situated on Lot 1, as said lot is shown upon that certain Map entitled “Final Map 8270”, which Map was filed in the Official Records on May 27, 2016, in Book 129 of Maps, at Pages 145-147. Parcel Two: An undivided 3/74th in interest in common, in the Common Area, as defined in the Declaration and depicted on the Plan. Parcel Three: A non-exclusive easement, appurtenant to Parcel one above, for access, ingress, egress, support, utilities, and all other easements and rights, over, under, upon, and through the Association Property, as said easements and rights are depicted on the Plan and further defined in the Declaration. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT B GRANT DEED WHEN RECORDED MAIL TO: MAIL TAX STATEMENTS TO: (Space above this line is for recorder's use) GRANT DEED THE UNDERSIGNED GRANTOR DECLARES: DOCUMENTARY TRANSFER TAX is $ . CITY TAX $ .  Computed on full value of property conveyed, or  Computed on full value less value of liens or encumbrances remaining at time of sale,  Unincorporated area:  City of , and FOR VALUE RECEIVED, ("Grantor"), hereby grants to ("Grantee"), that certain real property (the "Property") situated in the City of , County of , State of California, described in Exhibit A attached hereto and incorporated by reference. THE PROPERTY IS CONVEYED TO GRANTEE SUBJECT TO: A. All liens, encumbrances, easements, covenants, conditions and restrictions, whether on- or off-record; B. Any other matters listed on Exhibit B attached hereto and incorporated herein; C. All matters which would be revealed or disclosed in an accurate survey or inspection of the Property; D. Liens for taxes on real property not yet delinquent, and liens for any general or special assessments of record against the Property not yet delinquent; and E. All laws, ordinances and governmental rules, regulations and restrictions affecting the Property. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 IN WITNESS WHEREOF, the undersigned Grantor has executed this Grant Deed as of , . By: Its: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT "A" TO GRANT DEED LEGAL DESCRIPTION OF PROPERTY [TO BE INSERTED] A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT "B" TO GRANT DEED PERMITTED EXCEPTIONS [TO BE INSERTED] A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document. ACKNOWLEDGMENT State of California ) County of ) On , before me, , a Notary Public, personally appeared , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct. WITNESS my hand and official seal. Signature A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT C TRANSFEROR'S CERTIFICATION OF NON-FOREIGN STATUS To inform , a ("Transferee"), that Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest, the undersigned hereby certifies the following on behalf of the transferor/seller: 1. Transferor is not a foreign corporation, foreign partnership, foreign trust, foreign estate or foreign person (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder); and 2. Transferor is not a disregarded entity as defined in §1.1445-2(b)(2)(iii); and 3. Transferor's U.S. employer or tax (social security) identification number is ; and 4. The office address of Transferor is: . Transferor understands that this Certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both. Under penalty of perjury I declare that I have examined this Certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor. Dated: , 20 . TRANSFEROR: , a By: Name: Title: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT D ASSIGNMENT AND ASSUMPTION OF LEASES THIS ASSIGNMENT AND ASSUMPTION OF LEASES ("Assignment") is made this day of , , by and between , a ("Assignor"), and , a ("Assignee"). Recitals Assignor and Assignee entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions, dated as of , (the "Agreement"), respecting the sale of certain "Property" (as defined in the Agreement). Unless otherwise indicated herein, all capitalized terms in this Assignment shall have the meaning ascribed to them in the Agreement. Assignor, as Lessor, and those certain tenants of the Property (collectively, the "Tenants") have entered into leases for space at the Property (collectively, the "Leases") covering certain premises located on the Property. Under the Agreement, Assignor is obligated to assign to Assignee any and all of its right, title and interest in and to all Leases and Tenants' deposits held by Assignor under the Leases (collectively, "Tenant Deposits"). Agreement NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows. Assignor assigns, sells, transfers, sets over and delivers unto Assignee all of Assignor's estate, right, title and interest in and to the Leases and Tenant Deposits and Assignee accepts such assignment. Assignee accepts said assignment, sale and transfer and assumes the performance of all of the terms, covenants and conditions imposed upon the landlord under the Leases and with respect to the Tenant Deposits. Assignor agrees to indemnify, defend, and hold Assignee harmless from and against any Tenant claim(s) to the extent arising under the Leases during the period of Assignor’s ownership of the Property. Assignee agrees to indemnify, defend, and hold Assignor harmless from and against any Tenant claim(s) to the extent arising under the Lease during the period of Assignee’s ownership of the Property. This grammatical paragraph shall survive the Closing for a period of six (6) months. In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of the other party arising out of this Assignment, then in that event the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including actual attorneys' fees and costs. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 This Assignment may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument. This Assignment shall be binding upon and inure to the benefit of the successors, assignees, personal representatives, heirs and legatees of all the respective parties hereto. This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of California. IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the day and year first written above. ASSIGNEE: , a ASSIGNOR: , a By: Name: Position: By: Name: Position: By: Name: Position: By: Name: Position: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT E GENERAL ASSIGNMENT AND BILL OF SALE THIS GENERAL ASSIGNMENT AND BILL OF SALE ("Assignment") is made this day of , , by and between , a ("Assignor"), and , a ("Assignee"). Recitals Assignor and Assignee entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions dated as of , (the "Agreement"), respecting the sale of certain "Property" (as described and defined in the Agreement). Unless otherwise indicated herein, all capitalized terms in this Assignment shall have the meaning ascribed to them in the Agreement. Under the Agreement, Assignor is obligated to assign (to the extent assignable) any and all of its right, title and interest (if any) and delegate any and all of its obligations and responsibilities in each of the following to Assignee, but only to the extent solely pertaining to the Property and only to the extent assignable: (a) any and all service contracts, warranties, guarantees, management contracts and bonds, together with all supplements, amendments and modifications thereto, solely relating to the Property ("Contract(s)"); (b) development rights and other intangible rights, titles, interests, privileges and appurtenances owned by Assignor and housed in connection with the Property and its operation (collectively "License(s)"); and (c) all fixtures, fittings, furniture, furnishings, appliances, apparatus, equipment, machinery, building materials, and other items of tangible personal property owned by Assignor and affixed or attached to the Property (all of such properties and assets being collectively called the "Assigned Properties"). Agreement NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows: Assignor assigns, sells, transfers, sets over and delivers unto Assignee (to the extent assignable) all of Assignor's estate, right, title and interest (if any) in and to the Contracts, Licenses and Assigned Properties; provided, however, that such assignment, sale and transfer shall not include any rights or claims arising prior to the date hereof which Assignor may have against any party with respect to the Contracts, Licenses and Assigned Properties. Assignee accepts such assignment and assumes the performance of all of the terms, covenants and conditions imposed upon Assignor with respect to the Contracts, Licenses and Assigned Properties. In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, conditions, agreements or provisions on the part A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 of the other party arising out of this Assignment, then in that event the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including reasonable attorneys' fees. This Assignment shall be binding upon and inure to the benefit of the successors, assignees, personal representatives, heirs and legatees of all the respective parties hereto. This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of California. This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument. IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment as of the day and year first above written. ASSIGNEE: ASSIGNOR: , , a a By: Name: Position: By: Name: Position: By: Name: Position: By: Name: Position: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT F FORM OF TENANT ESTOPPEL CERTIFICATE The undersigned, the tenant ("Tenant") under a certain lease agreement dated between ("Landlord") and Tenant ("Lease"), certifies as follows: 1. The Lease is presently in full force and affect and unmodified except as set forth on Exhibit A attached hereto. The Lease constitutes the only agreement between the Landlord and Tenant with respect to the leased premises. 2. The lease term has commenced on and full rental is now accruing thereunder. The Lease term shall end on , 20 . The Tenant has the following options to extend the term: (insert renewal options or indicate “NONE,” as applicable). 3. Tenant has accepted possession of the leased premises under the Lease and is paying $ per month as rental under the Lease, consisting of $ in guaranteed/base rental, $ for monthly operating expense pass-throughs, and $ for ad valorem tax pass-throughs. Tenant has not assigned, transferred, or hypothecated its interest under the Lease. 4. No rent under said lease has been paid more than thirty (30) days in advance of its due date. 5. To Tenant's knowledge, as of the date hereof, Tenant has no claim, charge, defense or offset under the Lease against rents or other charges due or to become due thereunder. As of the date hereof, Tenant has not asserted any such offset or credit. To Tenant's knowledge, there are no defaults under the Lease. 6. There are no unaccrued or unpaid free rent periods, leasehold improvement allowances, or other cash concessions owing to Tenant under the Lease. 7. Tenant has not made any payment to Landlord as a security deposit or rental deposit except any payment expressly provided for in the Lease as follows: $ . Tenant makes this Certificate with the understanding that Landlord is contemplating selling the property which includes the premises (the “Property”), and Landlord and the potential buyer of the Property and its lender(s) who make a mortgage loan upon the property are each entitled to rely on this Certificate. Tenant shall be estopped from asserting any fact(s) or circumstance(s) against Landlord or such prospective buyer or its lender that are contrary to the facts certified to herein. Dated: , [TENANT] By: Name: Title: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 SCHEDULE 7.3 Materials 1. Copies of all Leases, including all amendments thereto and guarantees thereof. 2. Any prior default notices and written requests by Tenant for the modification of economic terms (including the Term) of the applicable Lease. 3. Operating expense reconciliation delivered to Tenants for year 2023. 4. A current rent roll (“Rent Roll”) and subsequent updates of the Rent Roll, if any. 5. An insurance loss run report with respect to the Property for years 2023 and 2024. 6. Copies of any declaration(s) of condominium establishing the Property as a condominium and/or governing the use of the Property (each a “Declaration”). 7. The organizational documents and bylaws of any condominium association established pursuant to such Declaration(s) (the “Condo Association”). 8. The budget of the Condo Association for year 2023, including a list of any current general and/or special assessments of the Condo Association with respect to the Property. 9. All written contracts with respect to the Property made by or on behalf of Seller or to which any Seller is a party for repair, maintenance, utilities, garbage removal, concessions, vending, or other services provided to the Property. 10. All architectural drawings, engineering studies, plans and specifications relating to the original and current construction of the Property. 11. Copies of any warranties or guarantees from any contractors or subcontractors with respect to the improvements or fixtures upon the Property. 12. The most recent environmental site assessments/reports with respect to the Property. 13. Existing as-built or boundary surveys of the Property. 14. Ad valorem tax bills for tax year 2023 – 2024. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 1 5376942.5 AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS This AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS ("Agreement") is made and entered into as of this day of July, 2024 ("Execution Date"), by and between SRT SF RETAIL I, LLC, a Delaware limited liability company ("Seller"), and SM 1848, LLC, a California limited liability company ("Buyer"). Recitals A. Seller owns certain real property located in the City of San Francisco ("City"), County of San Francisco ("County"), State of California ("State"), which real property consists of one (1) retail condominium located at what is commonly known as 400 Grove, Unit C-1, San Francisco, CA, 94102 (the "Property"), which Property is more particularly described on Exhibit A attached hereto. Such Property shall include Seller’s rights, titles, and interests in and to (1) the Property’s respective share of any common elements, limited common elements, and appurtenant rights under the applicable Declaration, (2) all fixtures and improvements constructed upon such Property which are owned by Seller, (3) all tangible personal property owned by Seller and now or hereafter located upon or within, or affixed to, the Property, and (4) all intangible personal property owned by the Seller and used in connection with the ownership, operation, management, or maintenance of the Property, including, without limitation, any tradename or domain name, and all appurtenances and hereditaments of/to the Property. B. Seller desires to sell all of its interest in the Property to Buyer, and Buyer desires to purchase Seller's interest in the Property, upon the terms and conditions set forth in this Agreement. Basic Provisions I. Buyer: SM1848, LLC C/O Douglas M. MacMahon 8214 Westchester Drive Suite 550 Dallas, Texas 75225 Telephone No. 214-520-9000 Email: dm@morancap.com II. Buyer's Counsel: Walls Landry Baker & Oliver PLLC 5910 N. Central Expressway, Suite 1560 Dallas, Texas 75206 Attn: Dan Walls Email: dwalls@wlbofirm.com III. Seller: SRT SF Retail I, LLC c/o L3 Capital, LLC 1 S. Wacker Dr., Suite 3210 Chicago, IL 60661 Attn: Matthew Schreiber and Handlin Duley Telephone No. (312) 878-4864 Email: matthew.schreiber@l3capital.com and handlin.duley@l3capital.com A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8 3.00

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 2 5376942.5 IV. Seller's Counsel: Elkins Kalt Weintraub Reuben Gartside LLP 10345 West Olympic Boulevard Los Angeles, California 90064 Attn: Scott M. Kalt and Nathan A. Sabzerou Telephone No. (310) 746-4402 Email: skalt@elkinskalt.com; nsabzerou@elkinskalt.com V. Broker: Colliers International representing Seller (the “Broker”). VI. Escrow Holder: Chicago Title Insurance Company (“Escrow Holder”) 725 South Figueroa Street, Suite 200 Los Angeles, California 90017 Attn: Terri Gervasi Email: terri.gervasi@ctt.com VII. Title Company: Chicago Title Insurance Company (“Title Company”) 725 South Figueroa Street, Suite 200 Los Angeles, California 90017 Attn: Mike Slinger Email: mike.slinger@ctt.com VIII. Purchase Price: One Million One Hundred Thousand and No/100 Dollars ($1,100,000.00) (the "Purchase Price"). IX. Deposit: Thirty Thousand and No/100s Dollars ($30,000.00) (together with interest thereon while held in Escrow, the "Deposit"), payable in accordance with Paragraph 3.1 below. X. Contingency Date: 5:00 p.m. Pacific Standard time on the date which is thirty-five (35) days following the Execution Date (the "Contingency Date"). XI. Closing Date: The date which is thirty (30) days following the Contingency Date (the "Closing Date"). A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 3 5376942.5 Agreement NOW, THEREFORE, incorporating the foregoing recitals, and in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Seller and Buyer agree that the terms and conditions of this Agreement and the instructions to Escrow Holder, with regard to the escrow ("Escrow") created pursuant hereto are as follows: 1. Purchase and Sale. Seller agrees to sell the Property to Buyer, and Buyer agrees to purchase the Property from Seller, upon the terms and conditions set forth in this Agreement. 2. Reserved. 3. Payment of Purchase Price. The Purchase Price for the Property shall be paid by Buyer as set forth below in this Paragraph 3. 3.1 Deposit. Within two (2) business days after the Opening of Escrow, Buyer shall deposit or cause to be deposited with Escrow Holder the Deposit. Escrow Holder shall immediately invest the Deposit in a federally-insured, interest-bearing account. Any interest earned on the Deposit shall be added to and constitute a portion of the “Deposit” for all purposes under the terms of this Agreement. If this Agreement has not been previously terminated by Buyer by delivery to Seller and Escrow Holder of a written notice of termination in accordance with the terms hereof prior to 5:00 p.m. Pacific time on the Contingency Date, then on or before 5:00 p.m. Pacific time on the Contingency Date, the Deposit shall not be refundable unless the transaction contemplated by this Agreement is not consummated as the result of Seller's default or the failure of an express condition precedent set forth in Paragraph 7.4 or 7.5 below. Upon the Close of Escrow (as defined below in Paragraph 4.2), the Deposit (and any interest earned on the Deposit) shall be credited toward payment of the Purchase Price. Notwithstanding any provision set forth in this Agreement, One Hundred Dollars ($100.00) of the Deposit shall be non-refundable in all events (other than Seller's default) and shall be paid to Seller in the event that this Agreement is terminated (other than due to Seller's default) at any time prior to the Close of Escrow (the "Independent Consideration"). The Independent Consideration shall be applicable to the Purchase Price at Closing (as defined below). 3.2 Cash Balance. No later than 11:00 a.m. Pacific time on the Closing Date, Buyer shall deposit or cause to be deposited, with Escrow Holder, in immediately available funds, the balance of the Purchase Price, and such other funds as may be necessary in accordance with the terms hereof to pay for Buyer's share of closing costs and charges set forth in Paragraph 10 below and Buyer's share of prorations set forth on the Proration and Expense Schedule (as defined below in Paragraph 11) payable pursuant to this Agreement. 3.3 Assumption of Obligations. As additional consideration for the purchase and sale of the Property, at Closing Buyer will: (a) assume and perform all of the covenants and obligations of Seller, Seller's predecessors in title and Seller's affiliates (i) pursuant to the contracts and any leases of tenants at the Property, including without limitation, those relating to any tenant deposits, to the extent arising on or after the Closing Date and (ii) pursuant to any leases of tenants at the Property regarding the physical, environmental or legal compliance status of the Property, whether arising before, on or after the Closing Date; and (b) assume and agree to discharge, perform and comply with each and every liability, duty, covenant, debt or obligation of Seller or any of its affiliates (i) resulting from, arising out of, or in any way related to the Materials (as defined below), past, present or future, known or unknown, and (ii) resulting from, arising out of, or in any way related to any licenses and permits, approvals, applications, certificates of occupancy, dedications, subdivision maps and entitlements now or hereafter issued, approved or granted by any governmental entity in connection with the Property and arising on or after the Closing Date. Buyer A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 4 5376942.5 hereby indemnifies and holds Seller harmless from and against any and all claims, liens, damages, demands, causes of action, liabilities, lawsuits, judgments, losses, costs and expenses (including but not limited to attorneys' fees and expenses) (collectively, “Claims”) asserted against or incurred by Seller and arising out of the failure of Buyer to perform its obligations pursuant to this Paragraph 3.3; provided, further, that Seller shall have no obligation to indemnify Buyer for any costs or expenses incurred by Buyer in its performance of its obligations pursuant to this Paragraph 3.3. The provisions of this Paragraph 3.3 shall survive the Closing without limitation. 4. Escrow. 4.1 Opening of Escrow. For the purposes of this Agreement, the Escrow shall be deemed opened ("Opening of Escrow") on the date Escrow Holder receives an original or electronic copy of this Agreement fully executed by Buyer and Seller, which shall occur no later than within two (2) business days after this Agreement is executed and delivered by the parties. Escrow Holder shall promptly notify Buyer and Seller in writing of the Opening of Escrow. Buyer and Seller agree to execute, deliver and be bound by any reasonable or customary supplemental escrow instructions or other instruments reasonably required by Escrow Holder to consummate the transaction contemplated by this Agreement; provided, however, that no such instruments shall be inconsistent or in conflict with, amend or supersede any portion of this Agreement. If there is any conflict or inconsistency between the terms of such instruments and the terms of this Agreement, then the terms of this Agreement shall control. Pursuant to Section 6045(e) of the Internal Revenue Code of 1986, as amended, Escrow Holder shall be designated the "Reporting Person" hereunder and shall be solely responsible for complying with the Tax Reform Act of 1986, as amended, with regard to reporting all settlement information to the Internal Revenue Service. 4.2 Close of Escrow. The Closing shall occur on the Closing Date. For purposes of this Agreement, the "Close of Escrow" or the "Closing" shall be the date that the Deed (as defined below in Paragraph 9.1.1) is recorded in the Official Records of the County (the "Official Records") or, if earlier, the date that the Title Company (as defined below) is irrevocably committed to issue the Title Policy (as defined below). Unless changed in writing by Buyer and Seller, the Close of Escrow shall occur on the Closing Date. 5. Condition of Title. Title to the Property shall be conveyed to Buyer by the Deed subject to the following approved conditions of title (collectively, the "Approved Title Conditions"). 5.1 Taxes. A lien to secure payment of real estate taxes not yet due and payable and a lien for any assessments not delinquent. 5.2 Approved Matters. Matters affecting the Property created by or with the written consent of Buyer or any affiliates thereof. 5.3 Additional Matters. Exceptions that are disclosed by the Report (as defined below in Paragraph 7.1) or any updates thereto and that are approved or deemed approved by Buyer in accordance with the terms of Paragraph 7.1 and matters set forth in the Deed. 5.4 Survey Matters. All matters that would be revealed or disclosed in an accurate survey or inspection of the Property. 5.5 Tenants. Interests of tenants in possession under leases, if any (respectively, the “Tenants” and “Leases”). A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5 5376942.5 5.6 Laws. All laws, ordinances, rules, regulations and restrictions affecting the Property. 6. Buyer's Title Insurance. At the Close of Escrow, the Title Company shall issue to Buyer its standard Owner's Policy of Title Insurance ("Title Policy") in the amount of the Purchase Price showing title to the Property vested in Buyer and subject to the Approved Title Conditions. Buyer shall have the right, at its sole expense, to request and obtain an ALTA extended coverage policy of title insurance, provided that such additional coverage shall not be a condition precedent to, or otherwise excuse or delay any of, Buyer's obligations under this Agreement. Buyer shall have sole responsibility for obtaining, and bearing the cost of, any survey required by the Title Company or desired by Buyer. 7. Conditions Precedent to the Close of Escrow for the Benefit of Buyer. The Close of Escrow and Buyer's obligation to consummate the transaction contemplated by this Agreement are subject to the timely satisfaction or written waiver of the following conditions precedent for Buyer's benefit by the dates designated below: 7.1 Title. Buyer shall have approved the legal description of the Property and any matters of title disclosed by the following documents (collectively, the "Title Documents") prepared and delivered to Buyer by the Title Company: (a) a standard preliminary title report prepared and issued by the Title Company with respect to the Property (the "Report"); and (b) copies of all recorded documents referred to in the Report. Seller shall endeavor to deliver to Buyer the Title Documents within five (5) business days after the Execution Date. Buyer shall have until 5:00 p.m. Pacific time on the date which is seven (7) days prior to the Contingency Date to deliver to Seller written notice ("Buyer's Title Notice") of Buyer's disapproval or conditional approval of any matters shown in or disclosed by the Title Documents. Buyer's failure to timely deliver Buyer's Title Notice shall be deemed to constitute Buyer's approval of all matters of title. If Buyer timely delivers to Seller Buyer's Title Notice, then Seller shall have the right, but not the obligation, to indicate which matters, if any, identified in Buyer's Title Notice will be satisfied or cured (and the manner in which such matters will be satisfied or cured) by the Closing Date by delivering written notice thereof to Buyer ("Seller's Title Notice") within five (5) business days after Seller's receipt of Buyer's Title Notice. Seller's failure to deliver Seller's Title Notice shall be deemed to constitute Seller's election not to satisfy or cure any of the matters set forth in Buyer's Title Notice. Buyer shall have until the Contingency Date to either (y) deliver written notice to Seller approving Seller's Title Notice (or deemed notice), in which case Seller shall satisfy or cure, as applicable, the matters set forth in Seller's Title Notice in the manner set forth therein, if applicable, and the matters set forth in Buyer's Title Notice which are not addressed in Seller's Title Notice shall be deemed to constitute Approved Title Conditions, or (z) disapprove Seller's Title Notice (or deemed notice), in which case this Agreement shall terminate, Escrow Holder shall promptly refund the Deposit (less the Independent Consideration and any title and escrow cancellation charges) and neither party hereunder shall have any further obligations or liabilities under this Agreement, except as specifically set forth herein. If Seller in its sole discretion elects to cure any matters set forth in Buyer's Title Notice, Seller shall have until the Closing Date to do so, provided failure to do so shall in no way be deemed a default by Seller hereunder. If such cure cannot be accomplished within such time, and Buyer has not waived its objections by the Closing Date, this Agreement shall terminate, the Deposit shall be returned to Buyer and neither party shall have any further obligations under this Agreement except as specifically set forth in this Agreement. Buyer's failure to timely notify Seller in writing on or before 5:00 p.m. (Pacific time) on the Contingency Date of its disapproval of any matters set forth in Seller's Title Notice (or deemed notice) shall be deemed Buyer's election to waive its title objections. 7.2 Physical Inspections and Studies. Subject to Paragraph 14 below, Buyer shall have the right to approve or disapprove, in Buyer's sole discretion, the results of Buyer's inspections, investigations, tests and studies, including, without limitation, investigations with regard to zoning, building codes and other governmental regulations, architectural inspections, engineering tests, and soils, seismic A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 6 5376942.5 and geologic reports with respect to the land on which the Property is located, inspections of all or any portion of the Property (including, without limitation, structural, mechanical and electrical systems, roofs, pavement, landscaping and public utilities), and any other physical inspections and/or investigations (collectively, the "Tests") as Buyer may elect to make or obtain in accordance with the terms of this Agreement by delivering written notice thereof to Seller and Escrow Holder on or before 5:00 p.m. Pacific time on the Contingency Date. Buyer's timely notice of disapproval of any of the Tests shall constitute Buyer's election to terminate this Agreement. Buyer's failure to timely disapprove the results of the Tests shall be deemed to constitute Buyer's approval thereof and waiver of this condition. 7.3 Review and Approval of Materials. Prior to 5:00 p.m. Pacific time on Contingency Date, Buyer may, on at least one (1) business days' notice to Seller, review any documents (other than the Excluded Materials [as defined below]) relating to the physical or environmental condition of the Property, any leases for tenants occupying the Property, and service contracts for the Property, that are located at Seller's offices or at the offices of Seller's property manager for the Property (such documents available for Buyer's review that are located at the offices of Seller or at the offices of Seller's property manager, are collectively referred to as the "Materials"). Seller makes no representations or warranties of any kind whatsoever to Buyer as to the accuracy or completeness of the content of the Materials or any other information delivered to or made available to Buyer pursuant to this Agreement, and Seller shall not have any liability or responsibility to Buyer with respect to the accuracy or completeness of any of the Materials or other information or based upon or arising out of any use Buyer may make of the Materials or other information. Buyer shall have the right to approve or disapprove the Materials in Buyer's sole discretion by delivering written notice thereof to Seller on or before 5:00 p.m. Pacific time on the Contingency Date, and, if Buyer disapproves of any such Materials (or if Buyer otherwise determines that the Property is not suitable for Buyer, in Buyer’s sole discretion, for any reason or no reason), Buyer may terminate this Agreement by written notice to Seller and the Escrow Holder on or before 5:00 p.m. Pacific time on the Contingency Date. Buyer's failure to timely disapprove the Materials shall be deemed to constitute Buyer's approval thereof and waiver of this condition. For purposes of this Agreement, the term "Excluded Materials" shall mean any appraisals, internal reports, valuations, other offers or agreements relating to the acquisition or sale of the Property, economic evaluations of the Property, documents pertaining to Seller's entity, reports regarding the Property prepared by Seller or any affiliate of Seller for the internal use or for the information of the investors in Seller, and any other proprietary information not relating to the physical condition of the Property. Buyer acknowledges that it has no right to review any of the Excluded Materials. Further, within five (5) business day of the Opening of Escrow, Seller shall make available to Buyer via virtual data room or other electronic format the Materials listed on Schedule 7.3 attached to this Agreement and incorporated herein, but only to the extent that such Materials relate to the Property, do not constitute Excluded Materials, and are in the possession or control of Seller or its property manager. 7.4 Tenant Estoppel Certificates; Condo Association Estoppels. Following the Opening of Escrow and continuing until the Close of Escrow, Seller shall use commercially reasonable efforts to obtain for the benefit of Buyer and any lender of Buyer estoppel certificates from the existing Tenants of the Property ("Tenant Estoppel Certificates") prior to the Closing Date. The Tenant Estoppel Certificates shall be substantially in the form of Exhibit F or in such other form which a particular tenant is required to execute pursuant to its Lease. Seller shall also use commercially reasonable efforts to obtain for the benefit of Buyer and any lender of Buyer an estoppel certificate from the Condo Association (as defined in Schedule 7.3) certifying that the Declaration(s) (as defined in Schedule 7.3) are unmodified and in full force and effect, that there are no uncured events of default with respect to the Property under the Declarations, the amount of any current general assessments and planned special assessments with respect to the Property (if any), and that there are no amounts currently owing from Buyer to the Association (an “Association Estoppel Certificate”). Notwithstanding anything to the contrary contained in this Agreement, Seller shall not be in default of this Agreement for failing to obtain the Tenant Estoppel A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 7 5376942.5 Certificates or the Association Estoppel Certificates, and receipt of the Tenant Estoppel Certificates and/or the Association Estoppel Certificates shall in no event be a condition precedent to Close of Escrow. 7.5 Representations and Warranties. Subject to any Representation Matters (as defined in Paragraph 13.1) discovered by Buyer or Seller, all representations and warranties of Seller contained in Paragraph 13.1 of this Agreement shall be true and correct in all material respects as of the date made and as of the Close of Escrow with the same effect as if those representations and warranties were made at and as of the Close of Escrow. 7.6 Covenants. By the Closing Date, Seller shall not be in material default in the performance of any material covenant or agreement to be performed by Seller under this Agreement. The conditions set forth in this Paragraph 7 are solely for the benefit of Buyer and may be waived only by Buyer. Buyer shall at all times have the right to waive any condition. Nothing contained in this Agreement shall require Seller to bring any suit or other proceeding or to pay any substantial sum, to satisfy any of such conditions. If any of the conditions in this Paragraph 7 is not timely satisfied or waived by Buyer, Buyer shall deliver written notice to Escrow Holder and Seller on or before the applicable date relating to such condition and describing the condition that has not been satisfied or waived, and unless such failure is due to a material default by Seller in which case the provisions of Paragraph 15 of this Agreement shall apply, Buyer shall have the right by such notice to terminate this Agreement and the Escrow. If Buyer timely terminates this Agreement in accordance with the foregoing, the Deposit (less the Independent Consideration), or such portion thereof that has theretofore been deposited by Buyer with Escrow Holder (less one-half of any escrow and title cancellation fees and costs) shall either be refunded to Buyer or paid over to Seller as provided herein, all documents deposited into Escrow shall be returned to the party depositing such documents, and neither party shall have any further rights or obligations under this Agreement, except for those rights or obligations which expressly survive the termination of this Agreement. If Buyer does not timely deliver notice of such failed conditions, Buyer shall be deemed to have waived the same. Buyer hereby acknowledges and agrees that, notwithstanding the failure of any condition or the breach of any obligation of Seller under this Agreement, the occurrence of the Closing shall constitute conclusive evidence that Seller has fully performed all of its obligations under this Agreement or that Buyer has waived any claim it may have with respect to the same. 8. Conditions Precedent to the Close of Escrow for the Benefit of Seller. The Close of Escrow and Seller's obligations with respect to the transaction contemplated by this Agreement are subject to the timely satisfaction or written waiver of the following conditions precedent for Seller's benefit by the dates designated below: 8.1 Buyer's Deliveries. Buyer shall have delivered to Escrow Holder the funds and documents described in and pursuant to Paragraph 9.2. 8.2 Representations and Warranties. All representations and warranties of Buyer contained in Paragraph 13.2 of this Agreement shall be true and correct in all material respects as of the date made and as of the Close of Escrow with the same effect as if those representations and warranties were made at and as of the Close of Escrow. 8.3 Covenants. By the Closing Date, Buyer shall not be in material default in the performance of any material covenant or agreement to be performed by Buyer under this Agreement. The conditions set forth in this Paragraph 8 are solely for the benefit of Seller and may be waived only by Seller. Seller shall at all times have the right to waive any condition. Any such waiver or waivers shall be in writing and shall be delivered to Buyer and Escrow Holder. If any of the conditions in A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 8 5376942.5 this Paragraph 8 is not satisfied or has not been so waived by Seller prior to the scheduled Closing Date, Seller shall deliver written notice to Buyer describing the condition that has not been satisfied or waived, and if such condition remains unsatisfied as of the scheduled Closing Date, then, subject to the provisions of Paragraph 15 of this Agreement, if applicable, Seller shall have the right to terminate this Agreement and the Escrow by written notice to Buyer and Escrow Holder. If Seller terminates this Agreement in accordance with the foregoing, the Deposit shall be paid over to Seller, all documents deposited into Escrow shall be returned to the party depositing such documents, and neither party shall have any further rights or obligations under this Agreement, except for those rights or obligations which expressly survive the termination of this Agreement. 9. Deliveries to Escrow Holder. 9.1 Deliveries by Seller. At least one (1) business day prior to the Closing Date, Seller shall deposit or cause to be deposited with Escrow Holder the following documents and instruments: 9.1.1 Deed. Seller shall deliver to Escrow Holder a grant deed in the form attached as Exhibit B, duly executed by Seller and acknowledged ("Deed"). 9.1.2 FIRPTA. Seller shall deliver to Escrow Holder a Transferor's Certification of Non-Foreign Status in the form attached as Exhibit C, duly executed by Seller and a California Form RE-593 duly executed by Seller (collectively, "FIRPTA Certificate"). 9.1.3 Lease Assignment. If applicable, Seller shall deliver to Escrow Holder four (4) original counterparts of an Assignment and Assumption of Leases in the form attached hereto as Exhibit D ("Lease Assignment"), duly executed by Seller. 9.1.4 General Assignment. Seller shall deliver to Escrow Holder four (4) original counterparts of a General Assignment and Bill of Sale in the form attached hereto as Exhibit E ("General Assignment"), duly executed by Seller. 9.1.5 Estoppel Certificates. To the extent received by and in the possession of Seller, Seller shall deliver to Escrow Holder original executed Tenant Estoppel Certificates and Association Estoppel Certificates. 9.2 Deliveries by Buyer. At least one (1) business day prior to the Closing Date (except for funds pursuant to Paragraph 9.2.1, which shall be deposited no later than 11:00 a.m. Pacific time on the Closing Date), Buyer shall deposit or cause to be deposited with Escrow Holder the following: 9.2.1 Funds. Buyer shall deliver to Escrow Holder funds which are to be applied toward payment of the Purchase Price in the amounts and at the times designated above in Paragraph 3 (as adjusted by the Proration and Expense Schedule). 9.2.2 Lease Assignment. Buyer shall deliver to Escrow Holder four (4) original counterparts of the Lease Assignment duly executed by Buyer. 9.2.3 General Assignment. Buyer shall deliver to Escrow Holder four (4) original counterparts of the General Assignment duly executed by Buyer. 9.2.4 PCOR. Buyer shall deliver to Escrow Holder a duly executed Preliminary Change in Ownership Report, in a form approved by the Title Company and Seller. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 9 5376942.5 10. Costs and Expenses. If the transaction contemplated by this Agreement is consummated, then Seller shall bear the following costs and expenses: (A) one-half (1/2) of Escrow Holder's fees; (B) documentary transfer taxes payable in connection with the recording of the Deed; (C) the premium for a ALTA standard coverage owner's policy of title insurance in the amount of the Purchase Price; and (D) Seller's share of prorations. If the transaction contemplated by this Agreement is consummated, then Buyer shall bear the following costs and expenses: (W) all costs of the Title Policy in excess of the portion of the premium described in (C) above, including any cost attributable to ALTA extended coverage, if any, the cost of any survey and the cost of any endorsements to the Title Policy; (X) all document recording charges; (Y) one-half (1/2) of Escrow Holder's fees; and (Z) Buyer's share of prorations. If, as a result of no fault of Buyer or Seller, Escrow fails to close, Seller shall bear the cost of the Report (if any), Buyer and Seller shall share equally all of Escrow Holder's fees and charges (other than the Report); however, if the transaction fails to close as the result of the default of either party, then such defaulting party shall bear all Escrow Holder's fees and expenses. Buyer shall bear all costs associated with its due diligence inspections regarding the Property. Subject to the provisions of Paragraph 18 below, each party shall bear the cost of its own attorneys and consultants. All other costs and expenses shall be allocated between Buyer and Seller in accordance with the customary practice of the City and County for transactions of this type. 11. Prorations. 11.1 All revenues and expenses relating to the Property, including without limitation, real property taxes and assessments, utility charges and the like, shall be prorated on an accrual basis as of the Close of Escrow; provided, however, rentals (if any) shall be prorated on a cash received basis. Such proration shall be made as of 12:01 A.M. (Pacific time) on the Closing Date (the "Proration Time"). If any rents under any of the leases for space at the Property shall be accrued and unpaid at the Closing Date, the rents collected by Buyer on or after the Closing Date shall first be applied to rents due at the time of such collection on or after the Closing Date, with the balance payable to the Seller to the extent of rents delinquent as of the Closing Date; provided that Buyer shall use commercially reasonable diligent efforts to collect any delinquent rents, but shall not be required to institute any proceeding or incur any material out-of-pocket costs to collect any rents accrued and unpaid on the Closing Date. Seller shall not be entitled to bring any actions or proceedings against any Tenant(s) for such delinquencies. If the parties are unable to obtain final meter readings from all applicable meters as of the Close of Escrow, such expenses shall be reasonably estimated as of the Close of Escrow on the basis of the prior operating history of the Property. All monthly prorations shall be calculated on actual days of the applicable month and all annual prorations shall be calculated based on a 365-day year. Not less than five (5) business days prior to the Close of Escrow, Seller and Buyer shall agree upon a schedule of expenses and prorations ("Proration and Expense Schedule"). If any prorations, apportionments or computations made under this Paragraph 11 shall require final adjustment because the information is unavailable at the Proration Time, then the parties shall make the appropriate adjustments promptly when accurate information becomes available and either party hereto shall be entitled to an adjustment to correct the same. Such adjustments shall be made as soon as complete and accurate information becomes available, but in all events no later than 180 days after the Closing. Any corrected adjustment or proration shall be paid promptly in cash to the party entitled thereto. 11.2 Seller shall pay over to or credit Buyer at Closing (i) any cash security deposits (together with any interest accrued thereon which inures to the benefit of Tenant pursuant to the terms of the applicable Lease) held by Seller pursuant to any Leases of Tenants at the Property, if any, (ii) any unpaid or unaccrued tenant improvement allowance or free rent concession owing to any Tenant(s) under the Lease(s), if any, and (iii) any brokerage commissions owing in connection with the Leases as of the Close of Escrow, if any. Notwithstanding the foregoing, subject to Section 21.2 below, all tenant improvement costs and allowances and all brokerage commissions and finders fees shall be prorated with respect to all leases and lease modifications entered into between the Execution Date and the Closing Date (if any, each being a “New Lease”) based on the portion of the lease term that pertains to periods on or after the Closing, A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 10 5376942.5 with Seller only being responsible for such costs multiplied by a fraction, the numerator of which is the number of days prior to the Closing that Seller has received rent from such tenant under the new lease or lease modification and the denominator of which is the total number of days in such new lease term, and Buyer being solely responsible for the balance of such costs. 11.3 Notwithstanding Paragraph 11.1 to the contrary, Tenant(s) (if any) may be obligated to pay, as additional rent, certain pass-throughs of operating and similar expenses pursuant to the terms of the applicable Lease(s) (collectively, “Additional Rents”), if any. As to any Additional Rents that are based on estimates and that are subject to adjustment or reconciliation pursuant to such Leases after the Closing Date, prior to the Close of Escrow, Seller shall provide Buyer with a summary (the “Stub Period Amounts Reconciliation”) of the amounts of Additional Rent collected by Seller and the applicable costs and expenses expended by Seller for the period from January 1, 2024 through and including the last day of the month in which the Closing Date occurs (the “Stub Period Amounts”); it being understood that certain Stub Period Amounts, if not based on actual amounts (such as certain operating expenses for the month in which the Closing Date occurs), may be reasonably estimated by Seller. Any amount shown to be owed by Seller to the Tenants of the Property under the Stub Period Amounts Reconciliation shall be credited to Buyer at the Closing, and any amounts shown to be owed to Seller by Tenants of the Property under the Stub Period Amounts Reconciliation shall be credited to Seller at the Closing. The obligations of the parties under this Paragraph 11 shall survive the Close of Escrow for nine (9) months and shall not merge with the Deed. 12. Disbursements and Other Actions by Escrow Holder. Upon the Close of Escrow, Escrow Holder shall promptly undertake all of the following in the manner and order set forth. 12.1 Disburse Funds. Escrow Holder shall credit all matters addressed in Paragraphs 3 and 10 and prorate all matters addressed in Paragraph 11 based upon the Proration and Expense Schedule and disburse the balance of the Purchase Price to Seller promptly upon the Close of Escrow and remaining funds, if any, to Buyer. 12.2 Recording. Escrow Holder shall cause the Deed, and any other documents which the parties hereto may mutually direct, to be recorded in the Official Records and obtain conformed copies thereof for distribution to Buyer and Seller. 12.3 Documents to Seller. Escrow Holder shall disburse to Seller two (2) originals of the Lease Assignment, two (2) originals of the General Assignment and one (1) conformed copy of the Deed. 12.4 Documents to Buyer. Escrow Holder shall deliver to Buyer the original FIRPTA Certificate executed by Seller, two (2) originals of the Lease Assignment, two (2) originals of the General Assignment, originals of any Tenant Estoppel Certificates, and one (1) conformed copy of the Deed. 12.5 Title Company. Escrow Holder shall direct the Title Company to issue the Title Policy to Buyer. 13. Representations and Warranties. 13.1 Seller's Representations and Warranties. In consideration of Buyer entering into this Agreement and as an inducement to Buyer to buy the Property, Seller makes the following representations and warranties, each of which is material and is being relied upon by Buyer (and the truth and accuracy of which shall constitute a condition precedent to Buyer's obligations hereunder). The phrase A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 11 5376942.5 "to Seller's knowledge" used herein, shall mean the actual, then current knowledge of Matthew Schreiber without any undertaking or duty to undertake any independent investigation or inquiry and shall not include any facts that are known or that become known to Buyer or Buyer's agents, employees, contractors, attorneys or representatives. In no event shall Matthew Schreiber have any personal liability under this Agreement. 13.1.1 Formation, Existence, Power. Seller is duly formed and in existence in the jurisdiction of its formation and is qualified to do business in the jurisdiction in which the Property is located; Seller has the legal power, right and authority to enter into this Agreement and the instruments referenced herein, and to consummate the transaction contemplated by this Agreement. 13.1.2 Requisite Action. All requisite action (corporate, trust, partnership or otherwise) has been taken by Seller in connection with entering into this Agreement, the instruments referenced herein, and the consummation of the transaction contemplated by this Agreement. No consent of any partner, shareholder, trustee, trustor, beneficiary, creditor, investor, judicial or administrative body, governmental authority or other party is required for Seller to consummate the transaction contemplated by this Agreement. 13.1.3 Individual Authority. The individuals executing this Agreement and the instruments referenced herein on behalf of Seller and the partners of Seller, if any, have the legal power, right, and actual authority to bind Seller to the terms and conditions hereof and thereof. 13.1.4 No Conflict. Neither the execution and delivery of this Agreement and the documents and instruments referenced herein, nor the occurrence of the obligations set forth herein, nor the consummation of the transaction contemplated herein, nor compliance with the terms of this Agreement and the documents and instruments referenced herein conflict with or result in the material breach of any terms, conditions or provisions of, or constitute a default under, any bond, note, or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan, partnership agreement, lease or other agreement or instrument to which Seller is a party or affecting the Property. 13.1.5 Bankruptcy. Seller has not (a) commenced a voluntary case, or had entered against it a petition, for relief under any federal bankruptcy act or any similar petition, order or decree under any federal or state law or statute relative to bankruptcy, insolvency or other relief for debtors, (b) caused, suffered or consented to the appointment of a receiver, trustee, administrator, conservator, liquidator, or similar official in any federal, state, or foreign judicial or non-judicial proceeding, to hold, administer and/or liquidate all or substantially all of its assets, or (c) made an assignment for the benefit of creditors. 13.1.6 Leases; Rent Roll. To Seller’s knowledge, Seller has delivered to Buyer true and complete copies of all Leases (including any amendments or modifications thereto), if any, and there are no Leases or tenants or other persons or entities with rights to the Property, except for Lease(s) that have been delivered to Buyer in accordance with Paragraph 7.3 above. The Rent Roll delivered to Buyer pursuant to Paragraph 7.3 above is accurate with respect to each Lease. Except as disclosed in the Rent Roll, there are no unaccrued free rent periods or tenant improvement allowances or other cash concessions owing to any Tenant. Seller has not received any notice of any uncured event of default under a Lease, and no commissions are owing with respect to any existing Lease (excluding any New Leases), except for commission that will be paid by Seller as of the Close of Escrow, if any. 13.1.7 Violations. No written notice has been served on or delivered to Seller from any entity, governmental body or individual claiming any violation of any statutes and laws by Seller which violation remains uncured. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 12 5376942.5 13.1.8 Litigation; Condemnation. Seller has not received written notice that there are pending or threatened condemnation, eminent domain, litigation or similar proceedings involving all or any portion of the Property. The representations and warranties of Seller set forth in this Paragraph 13.1 shall survive the Close of Escrow for a period of six (6) months, but not thereafter, it being the intention of the parties that all suits or actions for breach of any such representations and warranties must be commenced, if at all, within said six (6) months of the Close of Escrow or they shall be forever barred. Notwithstanding the foregoing, if, prior to the Closing Date, Buyer or Seller should learn, discover or become aware of any existing or new item, fact or circumstance which renders a representation or warranty of Seller set forth herein incorrect or untrue in any material respect (collectively, the "Representation Matter"), then the party who has learned, discovered or become aware of such Representation Matter shall promptly give written notice thereof to the other party and Seller's representations and warranties shall be automatically limited to account for the Representation Matter. If, prior to the Closing Date, Buyer discovers or is notified of a Representation Matter that has a material, adverse impact on the value of the Property, then, subject to Paragraph 15.2 (if applicable), Buyer shall have the right, as its sole remedy to terminate this Agreement and obtain a refund of the Deposit (less the Independent Consideration) by providing written notice thereof to Seller no later than five (5) business days after Buyer learns or is notified of such Representation Matter; provided, however, Buyer shall have no right to terminate this Agreement for any Representation Matter arising from a change in circumstances that is either (a) outside of the control of Seller or (b) otherwise permitted under this Agreement. Upon such termination, neither party hereunder shall have any further obligations or liabilities under this Agreement except as specifically set forth herein. If Buyer does not timely terminate this Agreement, then Seller's representations and warranties shall be automatically limited to account for the Representation Matter, Buyer shall be deemed to have waived Buyer's right to pursue any remedy for breach of the representation or warranty made untrue on account of such Representation Matter, and the parties shall proceed to the Close of Escrow. 13.2 Buyer's Representations and Warranties. In consideration of Seller entering into this Agreement and as an inducement to Seller to sell the Property, Buyer makes the following representations and warranties, each of which is material and is being relied upon by Seller (and the truth and accuracy of which shall constitute a condition precedent to Seller's obligations hereunder). 13.2.1 Power. Buyer has the legal power, right and authority to enter into this Agreement and the instruments referenced herein, and to consummate the transaction contemplated by this Agreement. 13.2.2 Requisite Action. All requisite action (corporate, trust, partnership or otherwise) has been taken by Buyer in connection with entering into this Agreement and the instruments referenced herein; and, by the Close of Escrow all such necessary action will have been taken to authorize the consummation of the transaction contemplated by this Agreement. By the Close of Escrow no additional consent of any partner, shareholder, trustee, trustor, beneficiary, creditor, investor, judicial or administrative body, governmental authority or other party shall be required for Buyer to consummate the transaction contemplated by this Agreement. 13.2.3 Individual Authority. The individuals executing this Agreement and the instruments referenced herein on behalf of Buyer have the legal power, right, and actual authority to bind Buyer to the terms and conditions hereof and thereof. 13.2.4 No Conflict. Neither the execution and delivery of this Agreement and the documents and instruments referenced herein, nor the occurrence of the obligations set forth herein, nor the consummation of the transaction contemplated herein, nor compliance with the terms of this Agreement A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 13 5376942.5 and the documents and instruments referenced herein conflict with or result in the material breach of any terms, conditions or provisions of, or constitute a default under, any bond, note, or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan, partnership agreement, lease or other agreement or instrument to which Buyer is a party. 13.2.5 Bankruptcy. Buyer has not (a) commenced a voluntary case, or had entered against it a petition, for relief under any federal bankruptcy act or any similar petition, order or decree under any federal or state law or statute relative to bankruptcy, insolvency or other relief for debtors, (b) caused, suffered or consented to the appointment of a receiver, trustee, administrator, conservator, liquidator, or similar official in any federal, state, or foreign judicial or non-judicial proceeding, to hold, administer and/or liquidate all or substantially all of its assets, or (c) made an assignment for the benefit of creditors. 13.2.6 Prohibited Persons and Transactions. Neither Buyer nor any of its affiliates, nor any of their respective members, and none of their respective officers or directors is, nor prior to Closing or the earlier termination of this Agreement, will they become, a person or entity with whom U.S. persons or entities are restricted from doing business under regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury (including those named on OFAC’s Specially Designated Blocked Persons List) or under any U.S. statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism) or other governmental action and is not and prior to Closing or the earlier termination of this Agreement will not engage in any dealings or transactions with or be otherwise associated with such persons or entities. 13.3 As-Is/Release. AS A MATERIAL INDUCEMENT TO THE EXECUTION AND DELIVERY OF THIS AGREEMENT BY SELLER AND THE PERFORMANCE BY SELLER OF ITS DUTIES AND OBLIGATIONS HEREUNDER, BUYER DOES HEREBY ACKNOWLEDGE, REPRESENT, WARRANT AND AGREE, TO AND WITH THE SELLER, THAT, (A) EXCEPT AS EXPRESSLY SET FORTH IN PARAGRAPH 13.1 AND FOR THE DURATION THEREOF, BUYER IS PURCHASING THE PROPERTY IN AN "AS-IS" AND “WHERE IS” CONDITION, WITH ALL FAULTS, AS OF THE DATE OF THE CLOSE OF ESCROW WITH RESPECT TO ANY FACTS, CIRCUMSTANCES, CONDITIONS AND DEFECTS; (B) SELLER HAS NO OBLIGATION TO REPAIR OR CORRECT ANY SUCH FACTS, CIRCUMSTANCES, CONDITIONS OR DEFECTS OR COMPENSATE BUYER FOR SAME; (C) BY THE CLOSE OF ESCROW, BUYER SHALL HAVE UNDERTAKEN ALL SUCH PHYSICAL INSPECTIONS AND EXAMINATIONS OF THE PROPERTY AS BUYER DEEMS NECESSARY OR APPROPRIATE UNDER THE CIRCUMSTANCES, AND THAT BASED UPON SAME, BUYER IS AND WILL BE RELYING STRICTLY AND SOLELY UPON SUCH INSPECTIONS AND EXAMINATIONS AND THE ADVICE AND COUNSEL OF ITS AGENTS AND OFFICERS (AND NOT UPON ANY REPRESENTATIONS OR WARRANTIES OF SELLER), AND BUYER IS AND WILL BE FULLY SATISFIED THAT THE PURCHASE PRICE IS FAIR AND ADEQUATE CONSIDERATION FOR THE PROPERTY; (D) EXCEPT AS EXPRESSLY SET FORTH IN PARAGRAPH 13.1 AND FOR THE DURATION THEREOF, SELLER IS NOT MAKING AND HAS NOT MADE ANY WARRANTY OR REPRESENTATION WITH RESPECT TO ALL OR ANY PART OF THE PROPERTY (INCLUDING, BUT NOT LIMITED TO, ANY MATTERS CONTAINED IN DOCUMENTS MADE AVAILABLE OR DELIVERED TO BUYER IN CONNECTION WITH THIS AGREEMENT), AND ANY WARRANTY OR REPRESENTATION MADE IN PARAGRAPH 13.1 HAS NOT BEEN MADE AS AN INDUCEMENT TO BUYER TO ENTER INTO THIS ESCROW AND THEREAFTER TO PURCHASE THE PROPERTY OR FOR ANY OTHER PURPOSE; (E) IN FURTHERANCE OF, AND NOT IN LIMITATION OF, THE FOREGOING, SELLER HAS AND HEREBY SPECIFICALLY DISCLAIMS, AND NEITHER IT NOR ANY OTHER PERSON IS MAKING, ANY REPRESENTATION, A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 14 5376942.5 WARRANTY, ASSURANCE , PROMISE, COVENANT, AGREEMENT OR GUARANTY WHATSOEVER TO BUYER AND NO WARRANTIES, REPRESENTATIONS, ASSURANCES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTEES OF ANY KIND OR CHARACTER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, ARE MADE BY SELLER OR RELIED UPON BY BUYER WITH RESPECT TO THE PROPERTY (OR ANY PORTION THEREOF), THE STATUS OF TITLE TO OR THE MAINTENANCE, REPAIR, CONDITION, DESIGN, LEASING OR MARKETABILITY OF THE PROPERTY, OR ANY PORTION THEREOF; (F) THE FOREGOING DISCLAIMERS OF REPRESENTATIONS, WARRANTIES, ASSURANCES, PROMISES, COVENANTS, AGREEMENTS AND GUARANTEES INCLUDE, BUT ARE NOT LIMITED TO, DISCLAIMERS IN CONNECTION WITH, AND/OR WITH RESPECT TO, THE FOLLOWING MATTERS (ALL OF WHICH ARE HEREBY SPECIFICALLY DISCLAIMED BY SELLER, AND ALL OF WHICH BUYER HEREBY ACKNOWLEDGES IT IS NOT RELYING UPON): (I) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY OR MARKETABILITY, (II) ANY IMPLIED OR EXPRESS WARRANTY OF HABITABILITY OR FITNESS FOR A PARTICULAR PURPOSE, (III) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, (IV) ANY RIGHTS OF BUYER UNDER APPROPRIATE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION, (V) ANY CLAIM BY BUYER FOR DAMAGES BECAUSE OF DEFECTS, WHETHER KNOWN OR UNKNOWN, NOW OR HEREAFTER EXISTING, WITH RESPECT TO THE PROPERTY OR THE PERSONAL PROPERTY RELATING TO THE PROPERTY, (VI) THE FINANCIAL CONDITION OR PROSPECTS OF THE PROPERTY AND, (VII) LEASES OR OCCUPANCY AGREEMENTS WITH RESPECT TO THE PROPERTY OR THE ABILITY TO LEASE THE PROPERTY OR ANY PORTION THEREOF, (VIII) THE COMPLIANCE OR LACK THEREOF OF THE PROPERTY OR ANY PORTION THEREOF (OR THE OPERATION THEREOF) WITH GOVERNMENTAL OR QUASI-GOVERNMENTAL LAWS, RULES, ORDINANCES OR REGULATIONS (INCLUDING, WITHOUT LIMITATION, ANY ZONING LAWS, ORDINANCES OR REQUIREMENTS), (IX) THE NATURE, QUALITY OR PHYSICAL CONDITION OF THE PROPERTY, (X) THE CONSTRUCTION OF THE PROPERTY OR WHETHER THERE EXISTS ANY CONSTRUCTION DEFECTS THEREIN, (XI) THE WATER, SOIL AND GEOLOGY OF THE PROPERTY OR RELATING THERETO, (XII) THE INCOME TO BE DERIVED FROM THE PROPERTY, (XIII) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH BUYER MAY CONDUCT THEREON, (XIV) THE COMPLIANCE OF OR BY THE PROPERTY (OR THE OPERATION THEREOF) WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY OTHER BODY HAVING JURISDICTION THEREOVER, (XV) THE STATUS OR CONDITION OF ENTITLEMENTS PERTAINING TO THE PROPERTY, (XVI) ANY MATTER REGARDING TERMITES OR WASTES, AS DEFINED BY THE U.S. ENVIRONMENTAL PROTECTION AGENCY REGULATIONS AT 40 C.F.R., (XV) ANY MATTERS RELATING TO HAZARDOUS MATERIALS, HAZARDOUS SUBSTANCES OR ENVIRONMENTAL LAWS, RULES, REGULATIONS OR REQUIREMENTS, AND (XVI) THE ADEQUACY OF PARKING IN CONNECTION WITH THE PROPERTY, AND (G) BY REASON OF ALL OF THE FOREGOING, BUYER SHALL ASSUME THE FULL RISK OF ANY LOSS OR DAMAGE OCCASIONED BY ANY FACT, CIRCUMSTANCE, CONDITION OR DEFECT PERTAINING TO THE PROPERTY, INCLUDING WITHOUT LIMITATION THE PRESENCE OF ANY ASBESTOS CONTAINING MATERIAL, HAZARDOUS, TOXIC OR RADIOACTIVE WASTE, SUBSTANCE OR MATERIALS IN, ON, UNDER OR ABOUT THE PROPERTY, AND BUYER HEREBY EXPRESSLY AND UNCONDITIONALLY WAIVES AND RELEASES SELLER AND ALL OF ITS PARENTS, SUBSIDIARIES, AFFILIATES AND PARTNERSHIPS, OFFICERS, DIRECTORS, PROPERTY MANAGERS, ASSET MANAGERS, MANAGERS, SHAREHOLDERS, PARTNERS, MEMBERS, REPRESENTATIVES, AGENTS AND EMPLOYEES, AND THEIR RESPECTIVE SUCCESSORS, HEIRS AND ASSIGNS AND EACH OF THEM (INDIVIDUALLY AND COLLECTIVELY, THE "RELEASED PARTIES") FROM ANY AND ALL RIGHTS AND CLAIMS AGAINST SELLER AND/OR THE RELEASED PARTIES WITH RESPECT TO THE PROPERTY OR MATTERS A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 15 5376942.5 RELATING TO THE PROPERTY (INCLUDING WITHOUT LIMITATION (I) THE CONDITION, VALUATION, MARKETABILITY OR UTILITY OF THE PROPERTY, (II) IN CONNECTION WITH ANY LEASES OR OCCUPANCY AGREEMENTS RELATING TO THE PROPERTY, (III) ANY RIGHTS OF BUYER UNDER THE STATE OR FEDERAL COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT, AS AMENDED FROM TIME TO TIME, ANY OTHER ENVIRONMENTAL OR HAZARDOUS MATERIAL LAWS OR OTHER SIMILAR LAWS, (IV) IN CONNECTION WITH LATENT, PATENT, ALLEGED OR ACTUAL DESIGN OR CONSTRUCTION DEFICIENCIES OR DEFECTS (WHETHER RESULTING FROM ANY ACTS OR OMISSIONS OF SELLER, ANY SELLER PARTY, ANY PRIOR OWNER OF ALL OR ANY PORTION OF THE PROPERTY, OR ANY OTHER PARTY), AND (VI) ANY OTHER MATTERS REFERENCED IN THIS PARAGRAPH 13.3). BUYER ACKNOWLEDGES AND AGREES THAT THE FOREGOING WAIVER AND RELEASE INCLUDES ALL RIGHTS AND CLAIMS OF BUYER (AND ANY PERSON OR ENTITY CLAIMING BY, OR THROUGH, BUYER) AGAINST SELLER AND/OR ANY OTHER RELEASED PARTIES PERTAINING TO THE PROPERTY, WHETHER HERETOFORE OR NOW EXISTING OR HEREAFTER ARISING, OR WHICH COULD, MIGHT, OR MAY BE CLAIMED TO EXIST, OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, LIQUIDATED OR UNLIQUIDATED, EACH AS THOUGH FULLY SET FORTH HEREIN AT LENGTH, WHICH IN ANY WAY ARISE OUT OF, OR ARE CONNECTED WITH, OR RELATE TO, THE PROPERTY. THIS RELEASE INCLUDES CLAIMS OF WHICH BUYER IS PRESENTLY UNAWARE OF WHICH BUYER DOES NOT PRESENTLY SUSPECT TO EXIST WHICH, IF KNOWN BY BUYER, WOULD MATERIALLY AFFECT BUYER'S RELEASE TO SELLER AND/OR THE OTHER RELEASED PARTIES. IN CONNECTION AND TO THE EXTENT PERMITTED BY LAW, BUYER HEREBY AGREES, REPRESENTS AND WARRANTS THAT BUYER REALIZES AND ACKNOWLEDGES THAT FACTUAL MATTERS NOW UNKNOWN TO IT MAY HAVE GIVEN OR MAY HEREAFTER GIVE RISE TO CAUSES OF ACTION, CLAIMS, DEMANDS, DEBTS, CONTROVERSIES, DAMAGES, COSTS, LOSSES AND EXPENSES WHICH ARE PRESENTLY UNKNOWN, UNANTICIPATED AND UNSUSPECTED, AND BUYER FURTHER AGREES, REPRESENTS AND WARRANTS THAT THE WAIVERS AND RELEASES HEREIN HAVE BEEN NEGOTIATED AND AGREED UPON IN LIGHT OF THAT REALIZATION AND THAT BUYER NEVERTHELESS HEREBY INTENDS TO RELEASE, DISCHARGE AND ACQUIT SELLER AND THE OTHER RELEASED PARTIES FROM ANY SUCH UNKNOWN CAUSES OF ACTION, CLAIMS, DEMANDS, DEBTS, CONTROVERSIES, DAMAGES, COSTS, LOSSES AND EXPENSES. THE FOREGOING WAIVERS AND RELEASES BY BUYER SHALL SURVIVE (A) THE CLOSING AND THE RECORDATION OF THE DEED, AND SHALL NOT BE DEEMED MERGED INTO THE DEED UPON ITS RECORDATION, AND/OR (B) ANY TERMINATION OF THIS AGREEMENT. NOTWITHSTANDING ANY OF THE FOREGOING TO THE CONTRARY, BUYER HAS NOT RELEASED SELLER FOR ANY ACTUAL FRAUD COMMITTED BY SELLER AND UNKNOWN TO BUYER AS OF THE CLOSE OF ESCROW. BUYER EXPRESSLY WAIVES THE BENEFITS OF SECTION 1542 OF THE CALIFORNIA CIVIL CODE, WHICH PROVIDES AS FOLLOWS: "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, AND THAT, IF KNOWN BY HIM OR HER WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY." BUYER'S INITIALS A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 16 5376942.5 14. Access. Provided that Buyer is not in default of its obligations under this Agreement, then from and after the Opening of Escrow through the earlier of the termination of this Agreement or the Closing Date, Buyer, its agents, consultants, contractors and subcontractors shall have the right, at reasonable times upon at least 48 hours prior written notice to Seller, subject to the rights of all tenants and occupants of the Property, and provided that Buyer has coordinated with Seller so as to afford Seller a reasonable opportunity to have a representative present at all such times, to enter upon the Property to conduct or make any and all non-intrusive and non-invasive inspections and Tests as may be necessary or desirable, subject to the limitations set forth below in this Paragraph 14. The scope of any analysis which requires physical sampling or any other invasive or intrusive testing of all or any part of the Property shall be subject to: (a) the prior written approval of Seller, which Seller may withhold or condition in its sole discretion, (b) Seller's receipt of written evidence that Buyer has procured the insurance required pursuant to this Paragraph 14, and (c) the requirement that Buyer dispose of all such test samples in accordance with applicable law and at no cost or liability to Seller. Nothing herein shall authorize any subsurface testing or drilling on the Property by Buyer or its environmental consultant unless specifically approved in writing by Seller, which Seller may condition or deny in its sole discretion. Buyer shall obtain or cause its consultants to obtain (and provide evidence to Seller), at Buyer's sole cost and expense, prior to commencement of any investigative activities on the Property, a policy of commercial general liability insurance covering any and all liability of Buyer and Seller with respect to or arising out of any investigative activities. Such policy of insurance shall be from an insurance company acceptable to Seller and name Seller as an additional insured and shall be kept and maintained in force during the term of this Agreement and so long thereafter as necessary to cover any claims of damages suffered by persons or property resulting from any acts or omissions of Buyer, Buyer's employees, agents, contractors, suppliers, consultants or other related parties. Such policy of insurance shall have liability limits of not less than Two Million Dollars ($2,000,000.00) combined single limit per occurrence for bodily injury, personal injury and property damage liability. If this Agreement is terminated prior to the Close of Escrow, Buyer hereby agrees to provide to Seller, within ten (10) days following such termination, a true and complete copy of all tests, reports, studies and the like generated by such vendor in connection with Buyer's inspection of the Property, to the extent in Buyer’s possession or control. Buyer shall keep all documents and information received from Seller and/or its agents and the results of all of its inspections, studies, investigations, analysis, reports and the like confidential except as required by law and except for disclosures made to Buyer's agents, consultants and employees. Buyer hereby indemnifies, defends and holds the Property, Seller and their respective officers, directors, shareholders, members, participants, affiliates, employers, representatives, invitees, agents and contractors free and harmless from and against any and all claims, costs, losses, liabilities, damages or expenses arising out of or resulting from such entry by Buyer, its agents, consultants, contractors and subcontractors or Buyer's breach of its obligations under this Paragraph 14. Additionally, Buyer shall immediately, at its sole cost and expense, repair any and all damage arising out of or resulting from such entry and any acts or omissions by Buyer, its agents, employees, consultants, contractors and subcontractors. Furthermore, Buyer hereby agrees not to contact any tenants or other occupants of the Property nor any governmental agencies with respect to the Property without Seller's prior written consent, which Seller may withhold or condition in its reasonable discretion (including, without limitation, requiring that a Seller representative be present). Buyer shall keep the Property free and clear of any mechanics' liens or materialmen's liens related to Buyer's inspection and the other activities contemplated in this Paragraph 14. All of Buyer's obligations set forth in this Paragraph 14 shall survive the Close of Escrow and shall not be merged with the Deed, and shall survive the termination of this Agreement and Escrow prior to the Close of Escrow, and shall not be limited by any provision of this Agreement. 15. Default. 15.1 BUYER'S DEFAULT. IF BUYER FAILS TO COMPLETE THE PURCHASE OF THE PROPERTY AS PROVIDED IN THIS AGREEMENT BY REASON OF ANY A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 17 5376942.5 DEFAULT OF BUYER, SELLER'S SOLE REMEDY (EXCEPT AS PROVIDED BELOW) SHALL BE TO TERMINATE THIS AGREEMENT AND RECEIVE THE DEPOSIT AS LIQUIDATED DAMAGES AND SELLER SHALL BE RELEASED FROM ITS OBLIGATION TO SELL THE PROPERTY TO BUYER. BUYER AND SELLER AGREE THAT IT WOULD BE IMPRACTICAL AND EXTREMELY DIFFICULT TO ESTIMATE THE DAMAGES WHICH SELLER MAY SUFFER IN THE EVENT BUYER DEFAULTS HEREUNDER AND FAILS TO COMPLETE THE PURCHASE OF THE PROPERTY AS HEREIN PROVIDED. BUYER AND SELLER THEREFORE AGREE THAT A REASONABLE PRESENT ESTIMATE OF THE NET DETRIMENT THAT SELLER WOULD SUFFER IN THE EVENT OF BUYER'S DEFAULT OR BREACH HEREUNDER IS AN AMOUNT OF MONEY EQUAL TO THE DEPOSIT WHICH SHALL BE THE FULL, AGREED AND LIQUIDATED DAMAGES. THE PARTIES ACKNOWLEDGE THAT THE PAYMENT OF SUCH LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF CALIFORNIA CIVIL CODE SECTIONS 3275 OR 3369, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER PURSUANT TO CALIFORNIA CIVIL CODE SECTIONS 1671, 1676 AND 1677. THE FOREGOING SHALL NOT LIMIT SELLER'S REMEDIES WITH RESPECT TO BUYER'S OBLIGATIONS (INCLUDING, WITHOUT LIMITATION, ITS INDEMNIFICATION OBLIGATIONS) UNDER PARAGRAPHS 14 AND 17 OF THIS AGREEMENT AND THE ATTORNEYS' FEES PROVISION SET FORTH IN PARAGRAPH 18 BELOW. SELLER'S INITIALS BUYER'S INITIALS 15.2 SELLER'S DEFAULT. IF SELLER DEFAULTS UNDER THIS AGREEMENT AND FAILS TO COMPLETE THE PURCHASE AS PROVIDED HEREIN, THEN BUYER SHALL BE ENTITLED, AS ITS SOLE AND EXCLUSIVE REMEDY, WHETHER AT LAW OR IN EQUITY, EITHER (A) TO TERMINATE THIS AGREEMENT AND RECOVER ITS DEPOSIT OR (B) IN LIEU OF TERMINATING THE AGREEMENT AND RECOVERING ITS DEPOSIT, BUYER SHALL BE ENTITLED TO PURSUE SPECIFIC PERFORMANCE OF THE CONVEYANCE OF THE PROPERTY WITHOUT RIGHT TO ANY DAMAGES OR OTHER EQUITABLE RELIEF WHATSOEVER, BUT ONLY IF BUYER DEPOSITS WITH ESCROW HOLDER ON OR BEFORE THE SCHEDULED CLOSING DATE, THE CASH BALANCE OF THE PURCHASE PRICE, TOGETHER WITH ALL CLOSING DOCUMENTS REQUIRED HEREUNDER FROM BUYER, AND BUYER FILES SUCH SPECIFIC PERFORMANCE ACTION WITHIN TEN (10) DAYS FOLLOWING THE SCHEDULED CLOSING DATE AND DILIGENTLY PROSECUTES SUCH ACTION TO COMPLETION. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, BUYER SHALL NOT BE ENTITLED TO RECORD A LIEN OR LIS PENDENS AGAINST THE PROPERTY AND BUYER HEREBY WAIVES ANY SUCH RIGHT. NOTWITHSTANDING THE FOREGOING TO THE CONTRARY, IF SELLER IS IN MATERIAL DEFAULT UNDER THIS AGREEMENT, AND BUYER TERMINATES THIS AGREEMENT IN ACCORDANCE WITH SUBPART (A) OF THIS PARAGRAPH ABOVE AS A RESULT OF SUCH MATERIAL DEFAULT, SELLER SHALL ALSO REIMBURSE BUYER FOR ITS REASONABLE, THIRD-PARTY, OUT OF POCKET COSTS AND EXPENSES INCURRED TO NEGOTIATE THIS AGREEMENT AND PURSUE ACQUISITION OF THE PROPERTY AS CONTEMPLATED HEREBY, NOT TO EXCEED $50,000.00. SELLER'S INITIALS BUYER'S INITIALS A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 18 5376942.5 16. Notices. Any notice, demand, consent, approval, request, or other communication or document to be provided hereunder to a party hereto shall be in writing and shall be given to such party at its address set forth above or such other address such party may hereafter specify for that purpose by notice to the other party. Each such notice, request, or communication shall, for all purposes, be deemed given and received (a) if given by email, when such email (inclusive of a pdf attachment containing the substantive content of the notice) is transmitted to the email address specified above during normal business hours (i.e. 8:00 a.m. to 5:00 p.m.) and such notice is also sent via overnight delivery service for the next business day’s delivery, (b) if hand delivered against receipted copy, when the copy thereof is receipted, (c) if given by a recognized overnight delivery service, the day on which such notice, request, or other communication is actually received, or (d) or if given by certified mail, return receipt requested, postage prepaid, two (2) days after it is posted with the United States Postal Service, to the addresses specified in the Basic Provisions. Notices to Seller shall be directed to Seller and Seller's Counsel and notices to Buyer shall be directed to Buyer and Buyer's Counsel. Notice of change of address shall be given by written notice in the manner detailed in this Paragraph 16. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to constitute receipt of the notice, demand, request or communication sent 17. Brokers. Upon the Close of Escrow (but not otherwise), Seller shall pay a real estate brokerage commission to Broker with respect to this transaction in accordance with Seller's separate written agreement. Each party hereto agrees to indemnify and hold harmless the other party from and against any and all losses, liens, claims, judgments, liabilities, costs, expenses or damages (including reasonable attorneys' fees and court costs) of any kind or character arising out of or resulting from any agreement, arrangement or understanding (except as set forth above with respect to Broker) alleged to have been made by such party or on its behalf with any broker or finder in connection with this Agreement or transaction contemplated under this Agreement. The foregoing indemnity shall survive the Close of Escrow or the earlier termination of this Agreement and shall not be limited by any provision of this Agreement. 18. Legal Fees. If either Buyer or Seller brings any action, arbitration or suit against the other for any matter relating to or arising out of this Agreement, then the prevailing party in such action or dispute, whether by final judgment or settlement, shall be entitled to recover from the other party all costs and expenses of suit, including actual attorneys' fees. Any judgment or order entered in any final judgment shall contain a specific provision providing for the recovery of all costs and expenses of suit, including actual attorneys' fees incurred in enforcing, perfecting and executing such judgment. For the purposes of this paragraph, such costs shall include, without limitation, in-house or outside attorneys' fees, costs and expenses incurred in the following: (a) postjudgment motions; (b) contempt proceedings; (c) garnishment, levy, and debtor and third party examination; (d) discovery; and (e) bankruptcy litigation. 19. Assignment. Buyer may not assign, transfer or convey its rights or obligations under this Agreement at any time without the prior written consent of Seller, which Seller may withhold in its sole and absolute discretion; provided, however, Buyer may assign this Agreement to a Buyer Affiliate (as defined below) without the requirement of obtaining Seller's prior written consent (but nevertheless requiring at least five (5) business days prior written notice) and satisfy the requirements set forth below. The term "Buyer Affiliate" shall mean any entity of which Buyer or manager of Buyer is the managing member or managing partner or manager and owns or controls such entity. Notwithstanding the foregoing, no assignment by Buyer (whether to a Buyer Affiliate or otherwise) shall release Buyer from any of its obligations hereunder, and any assignment by Buyer (even to a Buyer Affiliate) shall require the full assumption by the assignee (on a joint and several basis) of all of Buyer's obligations hereunder, and the assignment and assumption agreement must be delivered to Seller at least five (5) business days prior to the Closing. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 19 5376942.5 20. Damage or Destruction, Condemnation, Insurance. 20.1 Condemnation. If at any time prior to the Closing Date any "material" portion of the Property is condemned or taken by eminent domain proceedings by any public authority, then at Buyer's option, to be exercised within ten (10) days after receipt of notice of such taking, this Agreement shall terminate, and the Deposit (less the Independent Consideration) shall be promptly returned to Buyer, and except as expressly set forth herein, neither party shall have any further liability or obligation to the other hereunder. As used in this Paragraph 20.1, the term "material" shall mean a taking which materially and adversely affects the value or operations of the Property and adversely affects the value of the Property by more than ten percent (10%) of the Purchase Price. Seller shall give Buyer written notice of any taking promptly after Seller obtains knowledge thereof. If less than a material portion of the Property is condemned or taken by eminent domain proceedings or if Buyer does not timely notify Seller in writing of its election to terminate this Agreement, Buyer shall be deemed to have elected not to terminate this Agreement. If Buyer elects or is deemed to have elected not to terminate this Agreement, the parties shall proceed to the Closing without a reduction in the Purchase Price and, upon the Closing, all condemnation proceeds paid or payable to Seller (other than losses pertaining to periods prior to the Closing) shall belong to Buyer and shall be paid over and assigned to Buyer. Seller shall have no obligation to make any repairs to the Property in the event of a condemnation. 20.2 Damage and Destruction. If at any time prior to the Closing Date a material portion of the Property is destroyed or damaged as a result of fire or any other casualty whatsoever, then at Buyer's option, to be exercised within ten (10) days after receipt of notice of such destruction or damage, this Agreement shall terminate, the Deposit shall be returned to Buyer, and except as expressly set forth herein, neither party shall have any further liability or obligation to the other hereunder. If Buyer does not timely notify Seller in writing of its election to terminate this Agreement, Buyer shall be deemed to have elected not to terminate this Agreement. For purposes hereof, the term "material" shall be deemed to be a damage or destruction in excess of ten percent (10%) of the Purchase Price. If less than a material portion of the Property is damaged or destroyed or if a material portion is damaged or destroyed and Buyer elects or is deemed to have elected not to terminate this Agreement, the parties shall proceed to the Closing without reduction in the Purchase Price and, upon the Closing, all property insurance proceeds paid or payable to Seller as a result of such casualty shall belong to Buyer and shall be paid over and assigned to Buyer. Seller shall have no obligation to make any repairs to the Property in the event of a damage or destruction. 21. Continued Operations; New Leases and Contracts 21.1 Continued Operations. So long as this Agreement remains in effect, (i) Seller shall manage, operate, and insure the Property in substantially the same manner in which Seller managed, operated, and insured the Property prior to the Opening of Escrow, and (ii) Seller shall not modify, amend, or terminate any Lease or service contract, nor enter into any New Lease or service contract, except as set forth in this Paragraph 21. 21.2 New Leases. Seller hereby agrees that, from and after the Execution Date, Seller will not modify, extend or otherwise change any of the terms, covenants or conditions of the Leases or enter into New Leases affecting the Property without the prior written consent of Buyer, which consent may be granted or withheld in Buyer’s commercially reasonable discretion; provided, however, following the Contingency Date, such consent may be granted or denied in Buyer’s sole and absolute discretion (except for a lease modification or termination with respect to a Tenant, if any, which is delinquent in rent, with respect to which Buyer’s consent may be granted or withheld in Buyer’s commercially reasonable discretion). If Buyer fails to approve any proposal in writing, Buyer shall be deemed to have disapproved of such proposal. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 20 5376942.5 21.3 Service Contracts. Prior to the date which is three (3) days prior to the end of the Contingency Date, Seller, in its sole and absolute discretion, and without Buyer’s consent, shall have the right to extend, renew, modify or replace any of the service contracts that Seller deems advisable, so long as such service contracts (whether new or modified) are terminable upon thirty (30) days’ notice without fee or penalty, and Seller provides a copy of such service contract (or modification to such service contract) to Buyer. Except as otherwise provided herein, after the date which is three (3) days prior to the Contingency Date, Seller will not extend, renew, modify or replace any of the service contracts without the prior written consent of Buyer, which consent may be granted or withheld in Buyer’s sole and absolute discretion. If Buyer does not approve any request of Seller regarding a service contract in writing, Buyer shall be deemed to have disapproved of such request. If any service contract requires the service provider’s consent for such service contract to be assigned to Buyer, as of the Close of Escrow, Seller shall either (i) terminate such service contract as of the Close of Escrow, to the extent the same is terminable on thirty (30) days prior notice without fee or charge, or (ii) obtain such service provider’s consent for the assignment of the service contract to Buyer, in either case, at Seller’s sole cost and expense. 22. Miscellaneous. 22.1 Not an Offer. Seller's delivery of unsigned copies of this Agreement is solely for the purpose of review by the party to whom delivered, and neither the delivery nor any prior communications between the parties shall in any way imply that Seller is under any obligation to enter the transaction which is the subject of this Agreement. The signing of this Agreement by Buyer constitutes an offer which shall not be deemed accepted by Seller unless and until Seller has signed this Agreement and delivered a duplicate original or electronic copy to Buyer. 22.2 Computation of Time Periods. If the date upon which the Contingency Date, the Closing Date or any other date or time period provided for in this Agreement is or ends on a Saturday, Sunday or federal or state legal holiday, then such date shall automatically be extended until 5:00 p.m. Pacific time of the next day which is not a Saturday, Sunday or legal holiday. The term "business day" shall mean any day other than a Saturday, Sunday or legal holiday. 22.3 Captions; Severability. Any captions to, or headings of, the paragraphs or subparagraphs of this Agreement are solely for the convenience of the parties hereto, are not a part of this Agreement, and shall not be used for the interpretation or determination of the validity of this Agreement or any provision hereof. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, but this Agreement shall be reformed and construed and enforced to the maximum extent permitted by applicable law. 22.4 No Obligations to Third Parties. Except as otherwise expressly provided herein, the execution and delivery of this Agreement shall not be deemed to confer any rights upon, nor obligate any of the parties hereto, to any person or entity other than the parties hereto. 22.5 Exhibits and Schedules. The exhibits and schedules attached to this Agreement are incorporated in this Agreement by this reference for all purposes. 22.6 Amendment to this Agreement. The terms of this Agreement may not be modified or amended except by an instrument in writing executed by each of the parties hereto. 22.7 Waiver. The waiver or failure to enforce any provision of this Agreement shall not operate as a waiver of any future breach of any such provision or any other provision hereof. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 21 5376942.5 22.8 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, except for any choice-of-law principles which provide for the application of the laws of another jurisdiction. Seller and Buyer hereby irrevocably submit to the jurisdiction of any state or federal court sitting in the State in any action or proceeding arising out of or relating to this Agreement and hereby irrevocably agree that all claims in respect of such action or proceeding shall be heard and determined in a state or federal court sitting in the State. Buyer and Seller agree that the provisions of this Paragraph 22.8 shall survive the Closing. 22.9 Fees and Other Expenses. Except as otherwise provided herein, each of the parties hereto shall pay its own fees and expenses in connection with this Agreement. 22.10 Entire Agreement. This Agreement (including all Exhibits attached hereto) supersedes any prior agreements, negotiations and communications, oral or written, and contains the entire agreement between, and the final expression of, Buyer and Seller with respect to the subject matter hereof. No subsequent agreement, representation, or promise made by either party hereto, or by or to an employee, officer, agent or representative of either party hereto shall be of any effect unless it is in writing and executed by the party to be bound thereby. 22.11 Successors and Assigns. Subject to the restrictions set forth in Paragraph 19 hereof, this Agreement shall be binding upon and shall inure to the benefit of the permitted successors and assigns of the parties hereto. 22.12 Construction. The parties acknowledge and agree that (A) each party hereto is of equal bargaining strength, (B) each such party has actively participated in the drafting, preparation and negotiation of this Agreement, (C) each such party has consulted with such party's own, independent counsel, and such other professional advisors as such party has deemed appropriate, relating to any and all matters contemplated under this Agreement, (D) each such party and such party's counsel and advisors have reviewed this Agreement, (E) each such party has agreed to enter into this Agreement following such review and the rendering of such advice, (F) any rule of construction to the effect that ambiguities are to be resolved against the drafting parties shall not apply in the interpretation of this Agreement, or any portions hereof, or any amendments hereto, and (G) except as expressly stated to survive the Closing in this Agreement, all terms and provisions of this Agreement shall not survive the Closing and shall be deemed merged with the Deed at Closing. 22.13 Limitation of Liability. Buyer acknowledges and agrees that neither the trustees, shareholders, members, affiliates, officers, directors, investment managers, employees, partners, agents nor advisors of Seller, assume any personal liability for obligations entered into by or on behalf of Seller. Notwithstanding any other provision of this Agreement to the contrary (or any rights that Buyer may have at law or in equity), (a) in no event shall Seller have any liability for lost profits, speculative, special, consequential or punitive damages, (b) in no event will Seller's liability under or otherwise in connection with this Agreement (including, without limitation, Paragraph 13.1 above), any documents executed in connection herewith and/or otherwise in connection with the Property exceed the sum of Two Hundred Fifty Thousand Dollars ($250,000.00), and (c) Buyer shall have no right to assert any claim against Seller, and Seller shall have no liability to Buyer whatsoever, unless the valid claims for all breaches of Seller collectively aggregate more than Fifty Thousand Dollars ($50,000.00). Notwithstanding anything to the contrary contained in this Agreement, Buyer hereby agrees that any action or claim asserted by Buyer against Seller or any of the Released Parties must be filed (if at all) and properly served to Seller within six (6) months following the Closing in a court of competent jurisdiction, and Buyer hereby waives any right to bring any such claim or action thereafter. Buyer's remedies prior to Closing shall be limited as set forth in Paragraph 15.2. Any and all liability beyond that which may be asserted under this Paragraph 22.13 A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 22 5376942.5 is expressly waived and released by Buyer and by all persons claiming by, through or under Buyer. The provisions of this Paragraph 22.13 shall survive the Closing. 22.14 Time of the Essence. All times provided for in this Agreement for the performance of any act will be strictly construed, time being of the essence. 22.15 Recording. The parties agree that this Agreement shall not be recorded. If Buyer causes this Agreement or any notice or memorandum thereof to be recorded, this Agreement shall be null and void at the option of Seller. 22.16 Confidentiality. Until the Close of Escrow, Buyer will keep confidential the Purchase Price, the other terms of this Agreement, the Materials and all other information concerning the Property (as disclosed, discovered or determined in connection with this transaction); provided, however, Buyer may disclose such information to (a) those employed by Buyer (subject to their agreement to abide by the terms of this paragraph); (b) those who are actively and directly participating in the evaluation of the Property and the negotiation and execution of this Agreement or financing of the purchase of the Property (subject to their agreement to abide by the terms of this paragraph); (c) third parties as required under applicable law; and (d) Buyer's potential financial partners and lenders (subject to their agreement to abide by the terms of this paragraph). 22.17 Natural Hazard Disclosure. Natural Hazard Disclosure. As of the Closing, to the extent permitted by law, Buyer shall be deemed to have knowingly, voluntarily and intentionally waived the right to the disclosures (“Natural Hazards Disclosures”) set forth in: (a) California Government Code Section 8589.3 (a special flood area); (b) California Government Code Section 8589.4 (dam failure inundation area); (c) California Government Code Section 51183.5 (earthquake fault zone); (d) California Public Resources Code Section 2621.9 (seismic hazard zone); (e) California Public Resources Code Section 4136 (wildland fire area); and (f) California Public Resources Code Section 2694 (high fire severity area). Buyer acknowledges and represents that it has extensive experience acquiring and conducting due diligence for commercial properties. This waiver by Buyer includes, to the extent permitted by law, any remedies Buyer may have for Seller's nondisclosure of the Natural Hazards Disclosures. In no way limiting the foregoing waiver by Buyer, Buyer acknowledges that Seller shall employ the services of the Escrow Holder or another third party selected by Seller (as applicable, the “Natural Hazard Expert”) to examine the maps and other information specifically made available to the public by government agencies for the purposes of enabling Seller to fulfill Seller's disclosure obligations, if any, and to report the result of the Natural Hazard Expert’s examination (“Natural Hazards Report”) to Buyer and Seller in writing. Seller has not verified, and Seller is not obligated to verify, the information contained in the Natural Hazards Report. The Natural Hazards Report fully and completely discharges Seller from Seller's disclosure obligations referred to herein, if and to the extent any such obligations exist, and, for the purpose of this Agreement, the provisions of Section 1103.4 of the California Civil Code regarding non- liability of Seller for errors or omissions not within Seller's personal knowledge shall be deemed to apply and the Natural Hazard Expert shall be deemed to be an expert, dealing with matters within the scope of the Natural Hazard Expert's expertise with respect to the examination and written report regarding the natural hazards referred to above. Seller makes no representation or warranty as to the truth or accuracy of any information contained in the Natural Hazards Report. ANY NATURAL HAZARDS DISCLOSED BY THE NATURAL HAZARDS REPORT MAY LIMIT THE BUYER'S ABILITY TO REDEVELOP OR UTILIZE THE PROPERTY, TO OBTAIN INSURANCE, OR TO RECEIVE ASSISTANCE AFTER A DISASTER. THE MAPS ON WHICH THESE DISCLOSURES ARE BASED ESTIMATE WHERE NATURAL HAZARDS EXIST. THEY ARE NOT DEFINITIVE INDICATORS OF WHETHER OR NOT THE PROPERTY WILL BE AFFECTED BY A NATURAL DISASTER. BUYER MAY WISH TO A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 23 5376942.5 OBTAIN PROFESSIONAL ADVICE REGARDING THESE HAZARDS AND OTHER HAZARDS THAT MAY AFFECT THE PROPERTY. 22.18 Section 1101.5 Disclosure. Seller hereby discloses to Buyer that Section 1101.5 of the California Civil Code requires that all noncompliant plumbing fixtures in any commercial real property shall be replaced with water-conserving plumbing fixtures. Pursuant to Section 1101.5(e) of the California Civil Code, Seller hereby discloses to Buyer that the Property may include noncompliant plumbing fixtures. 22.19 Counterparts; Electronic Signatures. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which, together, shall constitute but one and the same instrument. Electronic signatures, including signature delivered in a PDF, jpeg, or other electronic document, shall be deemed binding as originals. [Signature Page Follows] A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 24 5376942.5 IN WITNESS WHEREOF, Buyer and Seller have executed this Agreement as of the day and year first written above. BUYER: SELLER: SM 1848, LLC, SRT SF RETAIL I, LLC, a California limited liability company a Delaware limited liability company Position: Manager By: Name: Position: By: Name: Douglas M. MacMahon A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8 CEO Matthew Schreiber

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 25 5376942.5 ACCEPTANCE BY ESCROW HOLDER Chicago Title Insurance Company acknowledges that it has received a fully executed original or original executed counterparts of the foregoing Agreement of Purchase and Sale and Joint Escrow Instructions (the "Agreement") and agrees to act as Escrow Holder under the Agreement and to be bound by and strictly perform the terms thereof as such terms apply to Escrow Holder. Dated: , 2024 CHICAGO TITLE INSURANCE COMPANY By: Name: Position: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: A2CCE1BA-1A75-4BF7-BDE3-B06FA14BFEC8

EXHIBIT A

LEGAL DESCRIPTION

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA AND IS DESCRIBED AS FOLLOWS

A CONDOMINIUM COMPRISED OF

PARCEL ONE

CONDOMINIUM UNIT C-1 (LOT NO 104) OF PARCEL A OF FINAL MAP 7986, FILED JANUARY 7, 2015 IN BOOK 126 OF CONDOMINIUM MAPS, PAGES 85, 86 AND 87, OFFICIAL RECORDS OF SAN FRANCISCO COUNTY RECORDS ("OFFICIAL RECORDS"), AS SUCH UNIT IS SHOWN ON THE CONDOMINIUM PLAN ("PLAN"), ATTACHED AS AN EXHIBIT TO THE DECLARATION OF RESTRICTIONS AND CONDOMINIUM PLAN FOR 400 GROVE STREET ("DECLARATION"), RECORDED MARCH 18, 2015, SERIES NO 2015-K034558, OFFICIAL RECORDS, AND ANY AMENDMENTS AND/OR ANNEXATIONS RECORDED PURSUANT THERETO

PARCEL TWO

AN UNDIVIDED 6 719% INTEREST AS TENANT IN COMMON IN AND TO THE COMMON AREA LYING WITHIN SAID PARCEL A OF FINAL MAP 7986, AS SHOWN ON THE PLAN AND DEFINED IN THE DECLARATION, EXCEPTING THEREFROM THE FOLLOWING

A ALL CONDOMINIUM UNITS SHOWN ON THE PLAN AND DESCRIBED IN THE DECLARATION

PARCEL THREE

NON-EXCLUSIVE EASEMENTS FOR USE, ENJOYMENT, INGRESS, EGRESS AND SUPPORT IN AND TO THE COMMON AREA, AS SHOWN ON THE PLAN AND DESCRIBED IN THE DECLARATION, FOR THE BENEFIT OF PARCEL ONE HEREINABOVE

PARCEL FOUR

EXCLUSIVE USE EASEMENTS, AS SHOWN ON THE PLAN AND DESCRIBED IN THE DECLARATION, APPURTENANT TO PARCEL ONE HEREINABOVE FOR THE POSSESSION, USE AND ENJOYMENT OF

A EXCLUSIVE USE FOR COMMERCIAL MECHANICAL SPACE E-C

Assessor's Lot 103, Block 0793 (portion)

5376942.5

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT B GRANT DEED WHEN RECORDED MAIL TO: MAIL TAX STATEMENTS TO: (Space above this line is for recorder's use) GRANT DEED THE UNDERSIGNED GRANTOR DECLARES: DOCUMENTARY TRANSFER TAX is $ . CITY TAX $ .  Computed on full value of property conveyed, or  Computed on full value less value of liens or encumbrances remaining at time of sale,  Unincorporated area:  City of , and FOR VALUE RECEIVED, ("Grantor"), hereby grants to ("Grantee"), that certain real property (the "Property") situated in the City of , County of , State of California, described in Exhibit A attached hereto and incorporated by reference. THE PROPERTY IS CONVEYED TO GRANTEE SUBJECT TO: A. All liens, encumbrances, easements, covenants, conditions and restrictions, whether on- or off-record; B. Any other matters listed on Exhibit B attached hereto and incorporated herein; C. All matters which would be revealed or disclosed in an accurate survey or inspection of the Property; D. Liens for taxes on real property not yet delinquent, and liens for any general or special assessments of record against the Property not yet delinquent; and E. All laws, ordinances and governmental rules, regulations and restrictions affecting the Property. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 IN WITNESS WHEREOF, the undersigned Grantor has executed this Grant Deed as of , . By: Its: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT "A" TO GRANT DEED LEGAL DESCRIPTION OF PROPERTY [TO BE INSERTED] A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT "B" TO GRANT DEED PERMITTED EXCEPTIONS [TO BE INSERTED] A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document. ACKNOWLEDGMENT State of California ) County of ) On , before me, , a Notary Public, personally appeared , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct. WITNESS my hand and official seal. Signature A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT C TRANSFEROR'S CERTIFICATION OF NON-FOREIGN STATUS To inform , a ("Transferee"), that Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest, the undersigned hereby certifies the following on behalf of the transferor/seller: 1. Transferor is not a foreign corporation, foreign partnership, foreign trust, foreign estate or foreign person (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder); and 2. Transferor is not a disregarded entity as defined in §1.1445-2(b)(2)(iii); and 3. Transferor's U.S. employer or tax (social security) identification number is ; and 4. The office address of Transferor is: . Transferor understands that this Certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both. Under penalty of perjury I declare that I have examined this Certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor. Dated: , 20 . TRANSFEROR: , a By: Name: Title: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT D ASSIGNMENT AND ASSUMPTION OF LEASES THIS ASSIGNMENT AND ASSUMPTION OF LEASES ("Assignment") is made this day of , , by and between , a ("Assignor"), and , a ("Assignee"). Recitals Assignor and Assignee entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions, dated as of , (the "Agreement"), respecting the sale of certain "Property" (as defined in the Agreement). Unless otherwise indicated herein, all capitalized terms in this Assignment shall have the meaning ascribed to them in the Agreement. Assignor, as Lessor, and those certain tenants of the Property (collectively, the "Tenants") have entered into leases for space at the Property (collectively, the "Leases") covering certain premises located on the Property. Under the Agreement, Assignor is obligated to assign to Assignee any and all of its right, title and interest in and to all Leases and Tenants' deposits held by Assignor under the Leases (collectively, "Tenant Deposits"). Agreement NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows. Assignor assigns, sells, transfers, sets over and delivers unto Assignee all of Assignor's estate, right, title and interest in and to the Leases and Tenant Deposits and Assignee accepts such assignment. Assignee accepts said assignment, sale and transfer and assumes the performance of all of the terms, covenants and conditions imposed upon the landlord under the Leases and with respect to the Tenant Deposits. Assignor agrees to indemnify, defend, and hold Assignee harmless from and against any Tenant claim(s) to the extent arising under the Leases during the period of Assignor’s ownership of the Property. Assignee agrees to indemnify, defend, and hold Assignor harmless from and against any Tenant claim(s) to the extent arising under the Lease during the period of Assignee’s ownership of the Property. This grammatical paragraph shall survive the Closing for a period of six (6) months. In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of the other party arising out of this Assignment, then in that event the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including actual attorneys' fees and costs. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 This Assignment may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument. This Assignment shall be binding upon and inure to the benefit of the successors, assignees, personal representatives, heirs and legatees of all the respective parties hereto. This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of California. IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the day and year first written above. ASSIGNEE: , a ASSIGNOR: , a By: Name: Position: By: Name: Position: By: Name: Position: By: Name: Position: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT E GENERAL ASSIGNMENT AND BILL OF SALE THIS GENERAL ASSIGNMENT AND BILL OF SALE ("Assignment") is made this day of , , by and between , a ("Assignor"), and , a ("Assignee"). Recitals Assignor and Assignee entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions dated as of , (the "Agreement"), respecting the sale of certain "Property" (as described and defined in the Agreement). Unless otherwise indicated herein, all capitalized terms in this Assignment shall have the meaning ascribed to them in the Agreement. Under the Agreement, Assignor is obligated to assign (to the extent assignable) any and all of its right, title and interest (if any) and delegate any and all of its obligations and responsibilities in each of the following to Assignee, but only to the extent solely pertaining to the Property and only to the extent assignable: (a) any and all service contracts, warranties, guarantees, management contracts and bonds, together with all supplements, amendments and modifications thereto, solely relating to the Property ("Contract(s)"); (b) development rights and other intangible rights, titles, interests, privileges and appurtenances owned by Assignor and housed in connection with the Property and its operation (collectively "License(s)"); and (c) all fixtures, fittings, furniture, furnishings, appliances, apparatus, equipment, machinery, building materials, and other items of tangible personal property owned by Assignor and affixed or attached to the Property (all of such properties and assets being collectively called the "Assigned Properties"). Agreement NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows: Assignor assigns, sells, transfers, sets over and delivers unto Assignee (to the extent assignable) all of Assignor's estate, right, title and interest (if any) in and to the Contracts, Licenses and Assigned Properties; provided, however, that such assignment, sale and transfer shall not include any rights or claims arising prior to the date hereof which Assignor may have against any party with respect to the Contracts, Licenses and Assigned Properties. Assignee accepts such assignment and assumes the performance of all of the terms, covenants and conditions imposed upon Assignor with respect to the Contracts, Licenses and Assigned Properties. In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, conditions, agreements or provisions on the part A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 of the other party arising out of this Assignment, then in that event the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including reasonable attorneys' fees. This Assignment shall be binding upon and inure to the benefit of the successors, assignees, personal representatives, heirs and legatees of all the respective parties hereto. This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of California. This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument. IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment as of the day and year first above written. ASSIGNEE: ASSIGNOR: , , a a By: Name: Position: By: Name: Position: By: Name: Position: By: Name: Position: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT F FORM OF TENANT ESTOPPEL CERTIFICATE The undersigned, the tenant ("Tenant") under a certain lease agreement dated between ("Landlord") and Tenant ("Lease"), certifies as follows: 1. The Lease is presently in full force and affect and unmodified except as set forth on Exhibit A attached hereto. The Lease constitutes the only agreement between the Landlord and Tenant with respect to the leased premises. 2. The lease term has commenced on and full rental is now accruing thereunder. The Lease term shall end on , 20 . The Tenant has the following options to extend the term: (insert renewal options or indicate “NONE,” as applicable). 3. Tenant has accepted possession of the leased premises under the Lease and is paying $ per month as rental under the Lease, consisting of $ in guaranteed/base rental, $ for monthly operating expense pass-throughs, and $ for ad valorem tax pass-throughs. Tenant has not assigned, transferred, or hypothecated its interest under the Lease. 4. No rent under said lease has been paid more than thirty (30) days in advance of its due date. 5. To Tenant's knowledge, as of the date hereof, Tenant has no claim, charge, defense or offset under the Lease against rents or other charges due or to become due thereunder. As of the date hereof, Tenant has not asserted any such offset or credit. To Tenant's knowledge, there are no defaults under the Lease. 6. There are no unaccrued or unpaid free rent periods, leasehold improvement allowances, or other cash concessions owing to Tenant under the Lease. 7. Tenant has not made any payment to Landlord as a security deposit or rental deposit except any payment expressly provided for in the Lease as follows: $ . Tenant makes this Certificate with the understanding that Landlord is contemplating selling the property which includes the premises (the “Property”), and Landlord and the potential buyer of the Property and its lender(s) who make a mortgage loan upon the property are each entitled to rely on this Certificate. Tenant shall be estopped from asserting any fact(s) or circumstance(s) against Landlord or such prospective buyer or its lender that are contrary to the facts certified to herein. Dated: , [TENANT] By: Name: Title: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 SCHEDULE 7.3 Materials 1. Copies of all Leases, including all amendments thereto and guarantees thereof. 2. Any prior default notices and written requests by Tenant for the modification of economic terms (including the Term) of the applicable Lease. 3. Operating expense reconciliation delivered to Tenants for year 2023. 4. A current rent roll (“Rent Roll”) and subsequent updates of the Rent Roll, if any. 5. An insurance loss run report with respect to the Property for years 2023 and 2024. 6. Copies of any declaration(s) of condominium establishing the Property as a condominium and/or governing the use of the Property (each a “Declaration”). 7. The organizational documents and bylaws of any condominium association established pursuant to such Declaration(s) (the “Condo Association”). 8. The budget of the Condo Association for year 2023, including a list of any current general and/or special assessments of the Condo Association with respect to the Property. 9. All written contracts with respect to the Property made by or on behalf of Seller or to which any Seller is a party for repair, maintenance, utilities, garbage removal, concessions, vending, or other services provided to the Property. 10. All architectural drawings, engineering studies, plans and specifications relating to the original and current construction of the Property. 11. Copies of any warranties or guarantees from any contractors or subcontractors with respect to the improvements or fixtures upon the Property. 12. The most recent environmental site assessments/reports with respect to the Property. 13. Existing as-built or boundary surveys of the Property. 14. Ad valorem tax bills for tax year 2023 – 2024. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 1 5376942.5 AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS This AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS ("Agreement") is made and entered into as of this day of July, 2024 ("Execution Date"), by and between SRT SF RETAIL I, LLC, a Delaware limited liability company ("Seller"), and SM 1848, LLC, a California limited liability company ("Buyer"). Recitals A. Seller owns certain real property located in the City of San Francisco ("City"), County of San Francisco ("County"), State of California ("State"), which real property consists of one (1) retail condominium located at what is commonly known as 450 Hayes Street, Unit C-1, San Francisco, CA, 94102 (the "Property"), which Property is more particularly described on Exhibit A attached hereto. Such Property shall include Seller’s rights, titles, and interests in and to (1) the Property’s respective share of any common elements, limited common elements, and appurtenant rights under the applicable Declaration, (2) all fixtures and improvements constructed upon such Property which are owned by Seller, (3) all tangible personal property owned by Seller and now or hereafter located upon or within, or affixed to, the Property, and (4) all intangible personal property owned by the Seller and used in connection with the ownership, operation, management, or maintenance of the Property, including, without limitation, any tradename or domain name, and all appurtenances and hereditaments of/to the Property. B. Seller desires to sell all of its interest in the Property to Buyer, and Buyer desires to purchase Seller's interest in the Property, upon the terms and conditions set forth in this Agreement. Basic Provisions I. Buyer: SM1848, LLC C/O Douglas M. MacMahon 8214 Westchester Drive Suite 550 Dallas, Texas 75225 Telephone No. 214-520-9000 Email: dm@morancap.com II. Buyer's Counsel: Walls Landry Baker & Oliver PLLC 5910 N. Central Expressway, Suite 1560 Dallas, Texas 75206 Attn: Dan Walls Email: dwalls@wlbofirm.com III. Seller: SRT SF Retail I, LLC c/o L3 Capital, LLC 1 S. Wacker Dr., Suite 3210 Chicago, IL 60661 Attn: Matthew Schreiber and Handlin Duley Telephone No. (312) 878-4864 Email: matthew.schreiber@l3capital.com and handlin.duley@l3capital.com A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8 3.00

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 2 5376942.5 IV. Seller's Counsel: Elkins Kalt Weintraub Reuben Gartside LLP 10345 West Olympic Boulevard Los Angeles, California 90064 Attn: Scott M. Kalt and Nathan A. Sabzerou Telephone No. (310) 746-4402 Email: skalt@elkinskalt.com; nsabzerou@elkinskalt.com V. Broker: Colliers International representing Seller (the “Broker”). VI. Escrow Holder: Chicago Title Insurance Company (“Escrow Holder”) 725 South Figueroa Street, Suite 200 Los Angeles, California 90017 Attn: Terri Gervasi Email: terri.gervasi@ctt.com VII. Title Company: Chicago Title Insurance Company (“Title Company”) 725 South Figueroa Street, Suite 200 Los Angeles, California 90017 Attn: Mike Slinger Email: mike.slinger@ctt.com VIII. Purchase Price: One Million Four Hundred Two Thousand Nine Hundred Ninety- Seven and No/100 Dollars ($1,402,997.00) (the "Purchase Price"). IX. Deposit: Thirty Thousand and No/100s Dollars ($30,000.00) (together with interest thereon while held in Escrow, the "Deposit"), payable in accordance with Paragraph 3.1 below. X. Contingency Date: 5:00 p.m. Pacific Standard time on the date which is thirty-five (35) days following the Execution Date (the "Contingency Date"). XI. Closing Date: The date which is thirty (30) days following the Contingency Date (the "Closing Date"). A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 3 5376942.5 Agreement NOW, THEREFORE, incorporating the foregoing recitals, and in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Seller and Buyer agree that the terms and conditions of this Agreement and the instructions to Escrow Holder, with regard to the escrow ("Escrow") created pursuant hereto are as follows: 1. Purchase and Sale. Seller agrees to sell the Property to Buyer, and Buyer agrees to purchase the Property from Seller, upon the terms and conditions set forth in this Agreement. 2. Reserved. 3. Payment of Purchase Price. The Purchase Price for the Property shall be paid by Buyer as set forth below in this Paragraph 3. 3.1 Deposit. Within two (2) business days after the Opening of Escrow, Buyer shall deposit or cause to be deposited with Escrow Holder the Deposit. Escrow Holder shall immediately invest the Deposit in a federally-insured, interest-bearing account. Any interest earned on the Deposit shall be added to and constitute a portion of the “Deposit” for all purposes under the terms of this Agreement. If this Agreement has not been previously terminated by Buyer by delivery to Seller and Escrow Holder of a written notice of termination in accordance with the terms hereof prior to 5:00 p.m. Pacific time on the Contingency Date, then on or before 5:00 p.m. Pacific time on the Contingency Date, the Deposit shall not be refundable unless the transaction contemplated by this Agreement is not consummated as the result of Seller's default or the failure of an express condition precedent set forth in Paragraph 7.4 or 7.5 below. Upon the Close of Escrow (as defined below in Paragraph 4.2), the Deposit (and any interest earned on the Deposit) shall be credited toward payment of the Purchase Price. Notwithstanding any provision set forth in this Agreement, One Hundred Dollars ($100.00) of the Deposit shall be non-refundable in all events (other than Seller's default) and shall be paid to Seller in the event that this Agreement is terminated (other than due to Seller's default) at any time prior to the Close of Escrow (the "Independent Consideration"). The Independent Consideration shall be applicable to the Purchase Price at Closing (as defined below). 3.2 Cash Balance. No later than 11:00 a.m. Pacific time on the Closing Date, Buyer shall deposit or cause to be deposited, with Escrow Holder, in immediately available funds, the balance of the Purchase Price, and such other funds as may be necessary in accordance with the terms hereof to pay for Buyer's share of closing costs and charges set forth in Paragraph 10 below and Buyer's share of prorations set forth on the Proration and Expense Schedule (as defined below in Paragraph 11) payable pursuant to this Agreement. 3.3 Assumption of Obligations. As additional consideration for the purchase and sale of the Property, at Closing Buyer will: (a) assume and perform all of the covenants and obligations of Seller, Seller's predecessors in title and Seller's affiliates (i) pursuant to the contracts and any leases of tenants at the Property, including without limitation, those relating to any tenant deposits, to the extent arising on or after the Closing Date and (ii) pursuant to any leases of tenants at the Property regarding the physical, environmental or legal compliance status of the Property, whether arising before, on or after the Closing Date; and (b) assume and agree to discharge, perform and comply with each and every liability, duty, covenant, debt or obligation of Seller or any of its affiliates (i) resulting from, arising out of, or in any way related to the Materials (as defined below), past, present or future, known or unknown, and (ii) resulting from, arising out of, or in any way related to any licenses and permits, approvals, applications, certificates of occupancy, dedications, subdivision maps and entitlements now or hereafter issued, approved or granted by any governmental entity in connection with the Property and arising on or after the Closing Date. Buyer A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 4 5376942.5 hereby indemnifies and holds Seller harmless from and against any and all claims, liens, damages, demands, causes of action, liabilities, lawsuits, judgments, losses, costs and expenses (including but not limited to attorneys' fees and expenses) (collectively, “Claims”) asserted against or incurred by Seller and arising out of the failure of Buyer to perform its obligations pursuant to this Paragraph 3.3; provided, further, that Seller shall have no obligation to indemnify Buyer for any costs or expenses incurred by Buyer in its performance of its obligations pursuant to this Paragraph 3.3. The provisions of this Paragraph 3.3 shall survive the Closing without limitation. 4. Escrow. 4.1 Opening of Escrow. For the purposes of this Agreement, the Escrow shall be deemed opened ("Opening of Escrow") on the date Escrow Holder receives an original or electronic copy of this Agreement fully executed by Buyer and Seller, which shall occur no later than within two (2) business days after this Agreement is executed and delivered by the parties. Escrow Holder shall promptly notify Buyer and Seller in writing of the Opening of Escrow. Buyer and Seller agree to execute, deliver and be bound by any reasonable or customary supplemental escrow instructions or other instruments reasonably required by Escrow Holder to consummate the transaction contemplated by this Agreement; provided, however, that no such instruments shall be inconsistent or in conflict with, amend or supersede any portion of this Agreement. If there is any conflict or inconsistency between the terms of such instruments and the terms of this Agreement, then the terms of this Agreement shall control. Pursuant to Section 6045(e) of the Internal Revenue Code of 1986, as amended, Escrow Holder shall be designated the "Reporting Person" hereunder and shall be solely responsible for complying with the Tax Reform Act of 1986, as amended, with regard to reporting all settlement information to the Internal Revenue Service. 4.2 Close of Escrow. The Closing shall occur on the Closing Date. For purposes of this Agreement, the "Close of Escrow" or the "Closing" shall be the date that the Deed (as defined below in Paragraph 9.1.1) is recorded in the Official Records of the County (the "Official Records") or, if earlier, the date that the Title Company (as defined below) is irrevocably committed to issue the Title Policy (as defined below). Unless changed in writing by Buyer and Seller, the Close of Escrow shall occur on the Closing Date. 5. Condition of Title. Title to the Property shall be conveyed to Buyer by the Deed subject to the following approved conditions of title (collectively, the "Approved Title Conditions"). 5.1 Taxes. A lien to secure payment of real estate taxes not yet due and payable and a lien for any assessments not delinquent. 5.2 Approved Matters. Matters affecting the Property created by or with the written consent of Buyer or any affiliates thereof. 5.3 Additional Matters. Exceptions that are disclosed by the Report (as defined below in Paragraph 7.1) or any updates thereto and that are approved or deemed approved by Buyer in accordance with the terms of Paragraph 7.1 and matters set forth in the Deed. 5.4 Survey Matters. All matters that would be revealed or disclosed in an accurate survey or inspection of the Property. 5.5 Tenants. Interests of tenants in possession under leases, if any (respectively, the “Tenants” and “Leases”). A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5 5376942.5 5.6 Laws. All laws, ordinances, rules, regulations and restrictions affecting the Property. 6. Buyer's Title Insurance. At the Close of Escrow, the Title Company shall issue to Buyer its standard Owner's Policy of Title Insurance ("Title Policy") in the amount of the Purchase Price showing title to the Property vested in Buyer and subject to the Approved Title Conditions. Buyer shall have the right, at its sole expense, to request and obtain an ALTA extended coverage policy of title insurance, provided that such additional coverage shall not be a condition precedent to, or otherwise excuse or delay any of, Buyer's obligations under this Agreement. Buyer shall have sole responsibility for obtaining, and bearing the cost of, any survey required by the Title Company or desired by Buyer. 7. Conditions Precedent to the Close of Escrow for the Benefit of Buyer. The Close of Escrow and Buyer's obligation to consummate the transaction contemplated by this Agreement are subject to the timely satisfaction or written waiver of the following conditions precedent for Buyer's benefit by the dates designated below: 7.1 Title. Buyer shall have approved the legal description of the Property and any matters of title disclosed by the following documents (collectively, the "Title Documents") prepared and delivered to Buyer by the Title Company: (a) a standard preliminary title report prepared and issued by the Title Company with respect to the Property (the "Report"); and (b) copies of all recorded documents referred to in the Report. Seller shall endeavor to deliver to Buyer the Title Documents within five (5) business days after the Execution Date. Buyer shall have until 5:00 p.m. Pacific time on the date which is seven (7) days prior to the Contingency Date to deliver to Seller written notice ("Buyer's Title Notice") of Buyer's disapproval or conditional approval of any matters shown in or disclosed by the Title Documents. Buyer's failure to timely deliver Buyer's Title Notice shall be deemed to constitute Buyer's approval of all matters of title. If Buyer timely delivers to Seller Buyer's Title Notice, then Seller shall have the right, but not the obligation, to indicate which matters, if any, identified in Buyer's Title Notice will be satisfied or cured (and the manner in which such matters will be satisfied or cured) by the Closing Date by delivering written notice thereof to Buyer ("Seller's Title Notice") within five (5) business days after Seller's receipt of Buyer's Title Notice. Seller's failure to deliver Seller's Title Notice shall be deemed to constitute Seller's election not to satisfy or cure any of the matters set forth in Buyer's Title Notice. Buyer shall have until the Contingency Date to either (y) deliver written notice to Seller approving Seller's Title Notice (or deemed notice), in which case Seller shall satisfy or cure, as applicable, the matters set forth in Seller's Title Notice in the manner set forth therein, if applicable, and the matters set forth in Buyer's Title Notice which are not addressed in Seller's Title Notice shall be deemed to constitute Approved Title Conditions, or (z) disapprove Seller's Title Notice (or deemed notice), in which case this Agreement shall terminate, Escrow Holder shall promptly refund the Deposit (less the Independent Consideration and any title and escrow cancellation charges) and neither party hereunder shall have any further obligations or liabilities under this Agreement, except as specifically set forth herein. If Seller in its sole discretion elects to cure any matters set forth in Buyer's Title Notice, Seller shall have until the Closing Date to do so, provided failure to do so shall in no way be deemed a default by Seller hereunder. If such cure cannot be accomplished within such time, and Buyer has not waived its objections by the Closing Date, this Agreement shall terminate, the Deposit shall be returned to Buyer and neither party shall have any further obligations under this Agreement except as specifically set forth in this Agreement. Buyer's failure to timely notify Seller in writing on or before 5:00 p.m. (Pacific time) on the Contingency Date of its disapproval of any matters set forth in Seller's Title Notice (or deemed notice) shall be deemed Buyer's election to waive its title objections. 7.2 Physical Inspections and Studies. Subject to Paragraph 14 below, Buyer shall have the right to approve or disapprove, in Buyer's sole discretion, the results of Buyer's inspections, investigations, tests and studies, including, without limitation, investigations with regard to zoning, building codes and other governmental regulations, architectural inspections, engineering tests, and soils, seismic A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 6 5376942.5 and geologic reports with respect to the land on which the Property is located, inspections of all or any portion of the Property (including, without limitation, structural, mechanical and electrical systems, roofs, pavement, landscaping and public utilities), and any other physical inspections and/or investigations (collectively, the "Tests") as Buyer may elect to make or obtain in accordance with the terms of this Agreement by delivering written notice thereof to Seller and Escrow Holder on or before 5:00 p.m. Pacific time on the Contingency Date. Buyer's timely notice of disapproval of any of the Tests shall constitute Buyer's election to terminate this Agreement. Buyer's failure to timely disapprove the results of the Tests shall be deemed to constitute Buyer's approval thereof and waiver of this condition. 7.3 Review and Approval of Materials. Prior to 5:00 p.m. Pacific time on Contingency Date, Buyer may, on at least one (1) business days' notice to Seller, review any documents (other than the Excluded Materials [as defined below]) relating to the physical or environmental condition of the Property, any leases for tenants occupying the Property, and service contracts for the Property, that are located at Seller's offices or at the offices of Seller's property manager for the Property (such documents available for Buyer's review that are located at the offices of Seller or at the offices of Seller's property manager, are collectively referred to as the "Materials"). Seller makes no representations or warranties of any kind whatsoever to Buyer as to the accuracy or completeness of the content of the Materials or any other information delivered to or made available to Buyer pursuant to this Agreement, and Seller shall not have any liability or responsibility to Buyer with respect to the accuracy or completeness of any of the Materials or other information or based upon or arising out of any use Buyer may make of the Materials or other information. Buyer shall have the right to approve or disapprove the Materials in Buyer's sole discretion by delivering written notice thereof to Seller on or before 5:00 p.m. Pacific time on the Contingency Date, and, if Buyer disapproves of any such Materials (or if Buyer otherwise determines that the Property is not suitable for Buyer, in Buyer’s sole discretion, for any reason or no reason), Buyer may terminate this Agreement by written notice to Seller and the Escrow Holder on or before 5:00 p.m. Pacific time on the Contingency Date. Buyer's failure to timely disapprove the Materials shall be deemed to constitute Buyer's approval thereof and waiver of this condition. For purposes of this Agreement, the term "Excluded Materials" shall mean any appraisals, internal reports, valuations, other offers or agreements relating to the acquisition or sale of the Property, economic evaluations of the Property, documents pertaining to Seller's entity, reports regarding the Property prepared by Seller or any affiliate of Seller for the internal use or for the information of the investors in Seller, and any other proprietary information not relating to the physical condition of the Property. Buyer acknowledges that it has no right to review any of the Excluded Materials. Further, within five (5) business day of the Opening of Escrow, Seller shall make available to Buyer via virtual data room or other electronic format the Materials listed on Schedule 7.3 attached to this Agreement and incorporated herein, but only to the extent that such Materials relate to the Property, do not constitute Excluded Materials, and are in the possession or control of Seller or its property manager. 7.4 Tenant Estoppel Certificates; Condo Association Estoppels. Following the Opening of Escrow and continuing until the Close of Escrow, Seller shall use commercially reasonable efforts to obtain for the benefit of Buyer and any lender of Buyer estoppel certificates from the existing Tenants of the Property ("Tenant Estoppel Certificates") prior to the Closing Date. The Tenant Estoppel Certificates shall be substantially in the form of Exhibit F or in such other form which a particular tenant is required to execute pursuant to its Lease. Seller shall also use commercially reasonable efforts to obtain for the benefit of Buyer and any lender of Buyer an estoppel certificate from the Condo Association (as defined in Schedule 7.3) certifying that the Declaration(s) (as defined in Schedule 7.3) are unmodified and in full force and effect, that there are no uncured events of default with respect to the Property under the Declarations, the amount of any current general assessments and planned special assessments with respect to the Property (if any), and that there are no amounts currently owing from Buyer to the Association (an “Association Estoppel Certificate”). Notwithstanding anything to the contrary contained in this Agreement, Seller shall not be in default of this Agreement for failing to obtain the Tenant Estoppel A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 7 5376942.5 Certificates or the Association Estoppel Certificates, and receipt of the Tenant Estoppel Certificates and/or the Association Estoppel Certificates shall in no event be a condition precedent to Close of Escrow. 7.5 Representations and Warranties. Subject to any Representation Matters (as defined in Paragraph 13.1) discovered by Buyer or Seller, all representations and warranties of Seller contained in Paragraph 13.1 of this Agreement shall be true and correct in all material respects as of the date made and as of the Close of Escrow with the same effect as if those representations and warranties were made at and as of the Close of Escrow. 7.6 Covenants. By the Closing Date, Seller shall not be in material default in the performance of any material covenant or agreement to be performed by Seller under this Agreement. The conditions set forth in this Paragraph 7 are solely for the benefit of Buyer and may be waived only by Buyer. Buyer shall at all times have the right to waive any condition. Nothing contained in this Agreement shall require Seller to bring any suit or other proceeding or to pay any substantial sum, to satisfy any of such conditions. If any of the conditions in this Paragraph 7 is not timely satisfied or waived by Buyer, Buyer shall deliver written notice to Escrow Holder and Seller on or before the applicable date relating to such condition and describing the condition that has not been satisfied or waived, and unless such failure is due to a material default by Seller in which case the provisions of Paragraph 15 of this Agreement shall apply, Buyer shall have the right by such notice to terminate this Agreement and the Escrow. If Buyer timely terminates this Agreement in accordance with the foregoing, the Deposit (less the Independent Consideration), or such portion thereof that has theretofore been deposited by Buyer with Escrow Holder (less one-half of any escrow and title cancellation fees and costs) shall either be refunded to Buyer or paid over to Seller as provided herein, all documents deposited into Escrow shall be returned to the party depositing such documents, and neither party shall have any further rights or obligations under this Agreement, except for those rights or obligations which expressly survive the termination of this Agreement. If Buyer does not timely deliver notice of such failed conditions, Buyer shall be deemed to have waived the same. Buyer hereby acknowledges and agrees that, notwithstanding the failure of any condition or the breach of any obligation of Seller under this Agreement, the occurrence of the Closing shall constitute conclusive evidence that Seller has fully performed all of its obligations under this Agreement or that Buyer has waived any claim it may have with respect to the same. 8. Conditions Precedent to the Close of Escrow for the Benefit of Seller. The Close of Escrow and Seller's obligations with respect to the transaction contemplated by this Agreement are subject to the timely satisfaction or written waiver of the following conditions precedent for Seller's benefit by the dates designated below: 8.1 Buyer's Deliveries. Buyer shall have delivered to Escrow Holder the funds and documents described in and pursuant to Paragraph 9.2. 8.2 Representations and Warranties. All representations and warranties of Buyer contained in Paragraph 13.2 of this Agreement shall be true and correct in all material respects as of the date made and as of the Close of Escrow with the same effect as if those representations and warranties were made at and as of the Close of Escrow. 8.3 Covenants. By the Closing Date, Buyer shall not be in material default in the performance of any material covenant or agreement to be performed by Buyer under this Agreement. The conditions set forth in this Paragraph 8 are solely for the benefit of Seller and may be waived only by Seller. Seller shall at all times have the right to waive any condition. Any such waiver or waivers shall be in writing and shall be delivered to Buyer and Escrow Holder. If any of the conditions in A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 8 5376942.5 this Paragraph 8 is not satisfied or has not been so waived by Seller prior to the scheduled Closing Date, Seller shall deliver written notice to Buyer describing the condition that has not been satisfied or waived, and if such condition remains unsatisfied as of the scheduled Closing Date, then, subject to the provisions of Paragraph 15 of this Agreement, if applicable, Seller shall have the right to terminate this Agreement and the Escrow by written notice to Buyer and Escrow Holder. If Seller terminates this Agreement in accordance with the foregoing, the Deposit shall be paid over to Seller, all documents deposited into Escrow shall be returned to the party depositing such documents, and neither party shall have any further rights or obligations under this Agreement, except for those rights or obligations which expressly survive the termination of this Agreement. 9. Deliveries to Escrow Holder. 9.1 Deliveries by Seller. At least one (1) business day prior to the Closing Date, Seller shall deposit or cause to be deposited with Escrow Holder the following documents and instruments: 9.1.1 Deed. Seller shall deliver to Escrow Holder a grant deed in the form attached as Exhibit B, duly executed by Seller and acknowledged ("Deed"). 9.1.2 FIRPTA. Seller shall deliver to Escrow Holder a Transferor's Certification of Non-Foreign Status in the form attached as Exhibit C, duly executed by Seller and a California Form RE-593 duly executed by Seller (collectively, "FIRPTA Certificate"). 9.1.3 Lease Assignment. If applicable, Seller shall deliver to Escrow Holder four (4) original counterparts of an Assignment and Assumption of Leases in the form attached hereto as Exhibit D ("Lease Assignment"), duly executed by Seller. 9.1.4 General Assignment. Seller shall deliver to Escrow Holder four (4) original counterparts of a General Assignment and Bill of Sale in the form attached hereto as Exhibit E ("General Assignment"), duly executed by Seller. 9.1.5 Estoppel Certificates. To the extent received by and in the possession of Seller, Seller shall deliver to Escrow Holder original executed Tenant Estoppel Certificates and Association Estoppel Certificates. 9.2 Deliveries by Buyer. At least one (1) business day prior to the Closing Date (except for funds pursuant to Paragraph 9.2.1, which shall be deposited no later than 11:00 a.m. Pacific time on the Closing Date), Buyer shall deposit or cause to be deposited with Escrow Holder the following: 9.2.1 Funds. Buyer shall deliver to Escrow Holder funds which are to be applied toward payment of the Purchase Price in the amounts and at the times designated above in Paragraph 3 (as adjusted by the Proration and Expense Schedule). 9.2.2 Lease Assignment. Buyer shall deliver to Escrow Holder four (4) original counterparts of the Lease Assignment duly executed by Buyer. 9.2.3 General Assignment. Buyer shall deliver to Escrow Holder four (4) original counterparts of the General Assignment duly executed by Buyer. 9.2.4 PCOR. Buyer shall deliver to Escrow Holder a duly executed Preliminary Change in Ownership Report, in a form approved by the Title Company and Seller. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 9 5376942.5 10. Costs and Expenses. If the transaction contemplated by this Agreement is consummated, then Seller shall bear the following costs and expenses: (A) one-half (1/2) of Escrow Holder's fees; (B) documentary transfer taxes payable in connection with the recording of the Deed; (C) the premium for a ALTA standard coverage owner's policy of title insurance in the amount of the Purchase Price; and (D) Seller's share of prorations. If the transaction contemplated by this Agreement is consummated, then Buyer shall bear the following costs and expenses: (W) all costs of the Title Policy in excess of the portion of the premium described in (C) above, including any cost attributable to ALTA extended coverage, if any, the cost of any survey and the cost of any endorsements to the Title Policy; (X) all document recording charges; (Y) one-half (1/2) of Escrow Holder's fees; and (Z) Buyer's share of prorations. If, as a result of no fault of Buyer or Seller, Escrow fails to close, Seller shall bear the cost of the Report (if any), Buyer and Seller shall share equally all of Escrow Holder's fees and charges (other than the Report); however, if the transaction fails to close as the result of the default of either party, then such defaulting party shall bear all Escrow Holder's fees and expenses. Buyer shall bear all costs associated with its due diligence inspections regarding the Property. Subject to the provisions of Paragraph 18 below, each party shall bear the cost of its own attorneys and consultants. All other costs and expenses shall be allocated between Buyer and Seller in accordance with the customary practice of the City and County for transactions of this type. 11. Prorations. 11.1 All revenues and expenses relating to the Property, including without limitation, real property taxes and assessments, utility charges and the like, shall be prorated on an accrual basis as of the Close of Escrow; provided, however, rentals (if any) shall be prorated on a cash received basis. Such proration shall be made as of 12:01 A.M. (Pacific time) on the Closing Date (the "Proration Time"). If any rents under any of the leases for space at the Property shall be accrued and unpaid at the Closing Date, the rents collected by Buyer on or after the Closing Date shall first be applied to rents due at the time of such collection on or after the Closing Date, with the balance payable to the Seller to the extent of rents delinquent as of the Closing Date; provided that Buyer shall use commercially reasonable diligent efforts to collect any delinquent rents, but shall not be required to institute any proceeding or incur any material out-of-pocket costs to collect any rents accrued and unpaid on the Closing Date. Seller shall not be entitled to bring any actions or proceedings against any Tenant(s) for such delinquencies. If the parties are unable to obtain final meter readings from all applicable meters as of the Close of Escrow, such expenses shall be reasonably estimated as of the Close of Escrow on the basis of the prior operating history of the Property. All monthly prorations shall be calculated on actual days of the applicable month and all annual prorations shall be calculated based on a 365-day year. Not less than five (5) business days prior to the Close of Escrow, Seller and Buyer shall agree upon a schedule of expenses and prorations ("Proration and Expense Schedule"). If any prorations, apportionments or computations made under this Paragraph 11 shall require final adjustment because the information is unavailable at the Proration Time, then the parties shall make the appropriate adjustments promptly when accurate information becomes available and either party hereto shall be entitled to an adjustment to correct the same. Such adjustments shall be made as soon as complete and accurate information becomes available, but in all events no later than 180 days after the Closing. Any corrected adjustment or proration shall be paid promptly in cash to the party entitled thereto. 11.2 Seller shall pay over to or credit Buyer at Closing (i) any cash security deposits (together with any interest accrued thereon which inures to the benefit of Tenant pursuant to the terms of the applicable Lease) held by Seller pursuant to any Leases of Tenants at the Property, if any, (ii) any unpaid or unaccrued tenant improvement allowance or free rent concession owing to any Tenant(s) under the Lease(s), if any, and (iii) any brokerage commissions owing in connection with the Leases as of the Close of Escrow, if any. Notwithstanding the foregoing, subject to Section 21.2 below, all tenant improvement costs and allowances and all brokerage commissions and finders fees shall be prorated with respect to all leases and lease modifications entered into between the Execution Date and the Closing Date (if any, each being a “New Lease”) based on the portion of the lease term that pertains to periods on or after the Closing, A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 10 5376942.5 with Seller only being responsible for such costs multiplied by a fraction, the numerator of which is the number of days prior to the Closing that Seller has received rent from such tenant under the new lease or lease modification and the denominator of which is the total number of days in such new lease term, and Buyer being solely responsible for the balance of such costs. 11.3 Notwithstanding Paragraph 11.1 to the contrary, Tenant(s) (if any) may be obligated to pay, as additional rent, certain pass-throughs of operating and similar expenses pursuant to the terms of the applicable Lease(s) (collectively, “Additional Rents”), if any. As to any Additional Rents that are based on estimates and that are subject to adjustment or reconciliation pursuant to such Leases after the Closing Date, prior to the Close of Escrow, Seller shall provide Buyer with a summary (the “Stub Period Amounts Reconciliation”) of the amounts of Additional Rent collected by Seller and the applicable costs and expenses expended by Seller for the period from January 1, 2024 through and including the last day of the month in which the Closing Date occurs (the “Stub Period Amounts”); it being understood that certain Stub Period Amounts, if not based on actual amounts (such as certain operating expenses for the month in which the Closing Date occurs), may be reasonably estimated by Seller. Any amount shown to be owed by Seller to the Tenants of the Property under the Stub Period Amounts Reconciliation shall be credited to Buyer at the Closing, and any amounts shown to be owed to Seller by Tenants of the Property under the Stub Period Amounts Reconciliation shall be credited to Seller at the Closing. The obligations of the parties under this Paragraph 11 shall survive the Close of Escrow for nine (9) months and shall not merge with the Deed. 12. Disbursements and Other Actions by Escrow Holder. Upon the Close of Escrow, Escrow Holder shall promptly undertake all of the following in the manner and order set forth. 12.1 Disburse Funds. Escrow Holder shall credit all matters addressed in Paragraphs 3 and 10 and prorate all matters addressed in Paragraph 11 based upon the Proration and Expense Schedule and disburse the balance of the Purchase Price to Seller promptly upon the Close of Escrow and remaining funds, if any, to Buyer. 12.2 Recording. Escrow Holder shall cause the Deed, and any other documents which the parties hereto may mutually direct, to be recorded in the Official Records and obtain conformed copies thereof for distribution to Buyer and Seller. 12.3 Documents to Seller. Escrow Holder shall disburse to Seller two (2) originals of the Lease Assignment, two (2) originals of the General Assignment and one (1) conformed copy of the Deed. 12.4 Documents to Buyer. Escrow Holder shall deliver to Buyer the original FIRPTA Certificate executed by Seller, two (2) originals of the Lease Assignment, two (2) originals of the General Assignment, originals of any Tenant Estoppel Certificates, and one (1) conformed copy of the Deed. 12.5 Title Company. Escrow Holder shall direct the Title Company to issue the Title Policy to Buyer. 13. Representations and Warranties. 13.1 Seller's Representations and Warranties. In consideration of Buyer entering into this Agreement and as an inducement to Buyer to buy the Property, Seller makes the following representations and warranties, each of which is material and is being relied upon by Buyer (and the truth and accuracy of which shall constitute a condition precedent to Buyer's obligations hereunder). The phrase A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 11 5376942.5 "to Seller's knowledge" used herein, shall mean the actual, then current knowledge of Matthew Schreiber without any undertaking or duty to undertake any independent investigation or inquiry and shall not include any facts that are known or that become known to Buyer or Buyer's agents, employees, contractors, attorneys or representatives. In no event shall Matthew Schreiber have any personal liability under this Agreement. 13.1.1 Formation, Existence, Power. Seller is duly formed and in existence in the jurisdiction of its formation and is qualified to do business in the jurisdiction in which the Property is located; Seller has the legal power, right and authority to enter into this Agreement and the instruments referenced herein, and to consummate the transaction contemplated by this Agreement. 13.1.2 Requisite Action. All requisite action (corporate, trust, partnership or otherwise) has been taken by Seller in connection with entering into this Agreement, the instruments referenced herein, and the consummation of the transaction contemplated by this Agreement. No consent of any partner, shareholder, trustee, trustor, beneficiary, creditor, investor, judicial or administrative body, governmental authority or other party is required for Seller to consummate the transaction contemplated by this Agreement. 13.1.3 Individual Authority. The individuals executing this Agreement and the instruments referenced herein on behalf of Seller and the partners of Seller, if any, have the legal power, right, and actual authority to bind Seller to the terms and conditions hereof and thereof. 13.1.4 No Conflict. Neither the execution and delivery of this Agreement and the documents and instruments referenced herein, nor the occurrence of the obligations set forth herein, nor the consummation of the transaction contemplated herein, nor compliance with the terms of this Agreement and the documents and instruments referenced herein conflict with or result in the material breach of any terms, conditions or provisions of, or constitute a default under, any bond, note, or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan, partnership agreement, lease or other agreement or instrument to which Seller is a party or affecting the Property. 13.1.5 Bankruptcy. Seller has not (a) commenced a voluntary case, or had entered against it a petition, for relief under any federal bankruptcy act or any similar petition, order or decree under any federal or state law or statute relative to bankruptcy, insolvency or other relief for debtors, (b) caused, suffered or consented to the appointment of a receiver, trustee, administrator, conservator, liquidator, or similar official in any federal, state, or foreign judicial or non-judicial proceeding, to hold, administer and/or liquidate all or substantially all of its assets, or (c) made an assignment for the benefit of creditors. 13.1.6 Leases; Rent Roll. To Seller’s knowledge, Seller has delivered to Buyer true and complete copies of all Leases (including any amendments or modifications thereto), if any, and there are no Leases or tenants or other persons or entities with rights to the Property, except for Lease(s) that have been delivered to Buyer in accordance with Paragraph 7.3 above. The Rent Roll delivered to Buyer pursuant to Paragraph 7.3 above is accurate with respect to each Lease. Except as disclosed in the Rent Roll, there are no unaccrued free rent periods or tenant improvement allowances or other cash concessions owing to any Tenant. Seller has not received any notice of any uncured event of default under a Lease, and no commissions are owing with respect to any existing Lease (excluding any New Leases), except for commission that will be paid by Seller as of the Close of Escrow, if any. 13.1.7 Violations. No written notice has been served on or delivered to Seller from any entity, governmental body or individual claiming any violation of any statutes and laws by Seller which violation remains uncured. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 12 5376942.5 13.1.8 Litigation; Condemnation. Seller has not received written notice that there are pending or threatened condemnation, eminent domain, litigation or similar proceedings involving all or any portion of the Property. The representations and warranties of Seller set forth in this Paragraph 13.1 shall survive the Close of Escrow for a period of six (6) months, but not thereafter, it being the intention of the parties that all suits or actions for breach of any such representations and warranties must be commenced, if at all, within said six (6) months of the Close of Escrow or they shall be forever barred. Notwithstanding the foregoing, if, prior to the Closing Date, Buyer or Seller should learn, discover or become aware of any existing or new item, fact or circumstance which renders a representation or warranty of Seller set forth herein incorrect or untrue in any material respect (collectively, the "Representation Matter"), then the party who has learned, discovered or become aware of such Representation Matter shall promptly give written notice thereof to the other party and Seller's representations and warranties shall be automatically limited to account for the Representation Matter. If, prior to the Closing Date, Buyer discovers or is notified of a Representation Matter that has a material, adverse impact on the value of the Property, then, subject to Paragraph 15.2 (if applicable), Buyer shall have the right, as its sole remedy to terminate this Agreement and obtain a refund of the Deposit (less the Independent Consideration) by providing written notice thereof to Seller no later than five (5) business days after Buyer learns or is notified of such Representation Matter; provided, however, Buyer shall have no right to terminate this Agreement for any Representation Matter arising from a change in circumstances that is either (a) outside of the control of Seller or (b) otherwise permitted under this Agreement. Upon such termination, neither party hereunder shall have any further obligations or liabilities under this Agreement except as specifically set forth herein. If Buyer does not timely terminate this Agreement, then Seller's representations and warranties shall be automatically limited to account for the Representation Matter, Buyer shall be deemed to have waived Buyer's right to pursue any remedy for breach of the representation or warranty made untrue on account of such Representation Matter, and the parties shall proceed to the Close of Escrow. 13.2 Buyer's Representations and Warranties. In consideration of Seller entering into this Agreement and as an inducement to Seller to sell the Property, Buyer makes the following representations and warranties, each of which is material and is being relied upon by Seller (and the truth and accuracy of which shall constitute a condition precedent to Seller's obligations hereunder). 13.2.1 Power. Buyer has the legal power, right and authority to enter into this Agreement and the instruments referenced herein, and to consummate the transaction contemplated by this Agreement. 13.2.2 Requisite Action. All requisite action (corporate, trust, partnership or otherwise) has been taken by Buyer in connection with entering into this Agreement and the instruments referenced herein; and, by the Close of Escrow all such necessary action will have been taken to authorize the consummation of the transaction contemplated by this Agreement. By the Close of Escrow no additional consent of any partner, shareholder, trustee, trustor, beneficiary, creditor, investor, judicial or administrative body, governmental authority or other party shall be required for Buyer to consummate the transaction contemplated by this Agreement. 13.2.3 Individual Authority. The individuals executing this Agreement and the instruments referenced herein on behalf of Buyer have the legal power, right, and actual authority to bind Buyer to the terms and conditions hereof and thereof. 13.2.4 No Conflict. Neither the execution and delivery of this Agreement and the documents and instruments referenced herein, nor the occurrence of the obligations set forth herein, nor the consummation of the transaction contemplated herein, nor compliance with the terms of this Agreement A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 13 5376942.5 and the documents and instruments referenced herein conflict with or result in the material breach of any terms, conditions or provisions of, or constitute a default under, any bond, note, or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan, partnership agreement, lease or other agreement or instrument to which Buyer is a party. 13.2.5 Bankruptcy. Buyer has not (a) commenced a voluntary case, or had entered against it a petition, for relief under any federal bankruptcy act or any similar petition, order or decree under any federal or state law or statute relative to bankruptcy, insolvency or other relief for debtors, (b) caused, suffered or consented to the appointment of a receiver, trustee, administrator, conservator, liquidator, or similar official in any federal, state, or foreign judicial or non-judicial proceeding, to hold, administer and/or liquidate all or substantially all of its assets, or (c) made an assignment for the benefit of creditors. 13.2.6 Prohibited Persons and Transactions. Neither Buyer nor any of its affiliates, nor any of their respective members, and none of their respective officers or directors is, nor prior to Closing or the earlier termination of this Agreement, will they become, a person or entity with whom U.S. persons or entities are restricted from doing business under regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury (including those named on OFAC’s Specially Designated Blocked Persons List) or under any U.S. statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism) or other governmental action and is not and prior to Closing or the earlier termination of this Agreement will not engage in any dealings or transactions with or be otherwise associated with such persons or entities. 13.3 As-Is/Release. AS A MATERIAL INDUCEMENT TO THE EXECUTION AND DELIVERY OF THIS AGREEMENT BY SELLER AND THE PERFORMANCE BY SELLER OF ITS DUTIES AND OBLIGATIONS HEREUNDER, BUYER DOES HEREBY ACKNOWLEDGE, REPRESENT, WARRANT AND AGREE, TO AND WITH THE SELLER, THAT, (A) EXCEPT AS EXPRESSLY SET FORTH IN PARAGRAPH 13.1 AND FOR THE DURATION THEREOF, BUYER IS PURCHASING THE PROPERTY IN AN "AS-IS" AND “WHERE IS” CONDITION, WITH ALL FAULTS, AS OF THE DATE OF THE CLOSE OF ESCROW WITH RESPECT TO ANY FACTS, CIRCUMSTANCES, CONDITIONS AND DEFECTS; (B) SELLER HAS NO OBLIGATION TO REPAIR OR CORRECT ANY SUCH FACTS, CIRCUMSTANCES, CONDITIONS OR DEFECTS OR COMPENSATE BUYER FOR SAME; (C) BY THE CLOSE OF ESCROW, BUYER SHALL HAVE UNDERTAKEN ALL SUCH PHYSICAL INSPECTIONS AND EXAMINATIONS OF THE PROPERTY AS BUYER DEEMS NECESSARY OR APPROPRIATE UNDER THE CIRCUMSTANCES, AND THAT BASED UPON SAME, BUYER IS AND WILL BE RELYING STRICTLY AND SOLELY UPON SUCH INSPECTIONS AND EXAMINATIONS AND THE ADVICE AND COUNSEL OF ITS AGENTS AND OFFICERS (AND NOT UPON ANY REPRESENTATIONS OR WARRANTIES OF SELLER), AND BUYER IS AND WILL BE FULLY SATISFIED THAT THE PURCHASE PRICE IS FAIR AND ADEQUATE CONSIDERATION FOR THE PROPERTY; (D) EXCEPT AS EXPRESSLY SET FORTH IN PARAGRAPH 13.1 AND FOR THE DURATION THEREOF, SELLER IS NOT MAKING AND HAS NOT MADE ANY WARRANTY OR REPRESENTATION WITH RESPECT TO ALL OR ANY PART OF THE PROPERTY (INCLUDING, BUT NOT LIMITED TO, ANY MATTERS CONTAINED IN DOCUMENTS MADE AVAILABLE OR DELIVERED TO BUYER IN CONNECTION WITH THIS AGREEMENT), AND ANY WARRANTY OR REPRESENTATION MADE IN PARAGRAPH 13.1 HAS NOT BEEN MADE AS AN INDUCEMENT TO BUYER TO ENTER INTO THIS ESCROW AND THEREAFTER TO PURCHASE THE PROPERTY OR FOR ANY OTHER PURPOSE; (E) IN FURTHERANCE OF, AND NOT IN LIMITATION OF, THE FOREGOING, SELLER HAS AND HEREBY SPECIFICALLY DISCLAIMS, AND NEITHER IT NOR ANY OTHER PERSON IS MAKING, ANY REPRESENTATION, A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 14 5376942.5 WARRANTY, ASSURANCE , PROMISE, COVENANT, AGREEMENT OR GUARANTY WHATSOEVER TO BUYER AND NO WARRANTIES, REPRESENTATIONS, ASSURANCES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTEES OF ANY KIND OR CHARACTER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, ARE MADE BY SELLER OR RELIED UPON BY BUYER WITH RESPECT TO THE PROPERTY (OR ANY PORTION THEREOF), THE STATUS OF TITLE TO OR THE MAINTENANCE, REPAIR, CONDITION, DESIGN, LEASING OR MARKETABILITY OF THE PROPERTY, OR ANY PORTION THEREOF; (F) THE FOREGOING DISCLAIMERS OF REPRESENTATIONS, WARRANTIES, ASSURANCES, PROMISES, COVENANTS, AGREEMENTS AND GUARANTEES INCLUDE, BUT ARE NOT LIMITED TO, DISCLAIMERS IN CONNECTION WITH, AND/OR WITH RESPECT TO, THE FOLLOWING MATTERS (ALL OF WHICH ARE HEREBY SPECIFICALLY DISCLAIMED BY SELLER, AND ALL OF WHICH BUYER HEREBY ACKNOWLEDGES IT IS NOT RELYING UPON): (I) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY OR MARKETABILITY, (II) ANY IMPLIED OR EXPRESS WARRANTY OF HABITABILITY OR FITNESS FOR A PARTICULAR PURPOSE, (III) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, (IV) ANY RIGHTS OF BUYER UNDER APPROPRIATE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION, (V) ANY CLAIM BY BUYER FOR DAMAGES BECAUSE OF DEFECTS, WHETHER KNOWN OR UNKNOWN, NOW OR HEREAFTER EXISTING, WITH RESPECT TO THE PROPERTY OR THE PERSONAL PROPERTY RELATING TO THE PROPERTY, (VI) THE FINANCIAL CONDITION OR PROSPECTS OF THE PROPERTY AND, (VII) LEASES OR OCCUPANCY AGREEMENTS WITH RESPECT TO THE PROPERTY OR THE ABILITY TO LEASE THE PROPERTY OR ANY PORTION THEREOF, (VIII) THE COMPLIANCE OR LACK THEREOF OF THE PROPERTY OR ANY PORTION THEREOF (OR THE OPERATION THEREOF) WITH GOVERNMENTAL OR QUASI-GOVERNMENTAL LAWS, RULES, ORDINANCES OR REGULATIONS (INCLUDING, WITHOUT LIMITATION, ANY ZONING LAWS, ORDINANCES OR REQUIREMENTS), (IX) THE NATURE, QUALITY OR PHYSICAL CONDITION OF THE PROPERTY, (X) THE CONSTRUCTION OF THE PROPERTY OR WHETHER THERE EXISTS ANY CONSTRUCTION DEFECTS THEREIN, (XI) THE WATER, SOIL AND GEOLOGY OF THE PROPERTY OR RELATING THERETO, (XII) THE INCOME TO BE DERIVED FROM THE PROPERTY, (XIII) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH BUYER MAY CONDUCT THEREON, (XIV) THE COMPLIANCE OF OR BY THE PROPERTY (OR THE OPERATION THEREOF) WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY OTHER BODY HAVING JURISDICTION THEREOVER, (XV) THE STATUS OR CONDITION OF ENTITLEMENTS PERTAINING TO THE PROPERTY, (XVI) ANY MATTER REGARDING TERMITES OR WASTES, AS DEFINED BY THE U.S. ENVIRONMENTAL PROTECTION AGENCY REGULATIONS AT 40 C.F.R., (XV) ANY MATTERS RELATING TO HAZARDOUS MATERIALS, HAZARDOUS SUBSTANCES OR ENVIRONMENTAL LAWS, RULES, REGULATIONS OR REQUIREMENTS, AND (XVI) THE ADEQUACY OF PARKING IN CONNECTION WITH THE PROPERTY, AND (G) BY REASON OF ALL OF THE FOREGOING, BUYER SHALL ASSUME THE FULL RISK OF ANY LOSS OR DAMAGE OCCASIONED BY ANY FACT, CIRCUMSTANCE, CONDITION OR DEFECT PERTAINING TO THE PROPERTY, INCLUDING WITHOUT LIMITATION THE PRESENCE OF ANY ASBESTOS CONTAINING MATERIAL, HAZARDOUS, TOXIC OR RADIOACTIVE WASTE, SUBSTANCE OR MATERIALS IN, ON, UNDER OR ABOUT THE PROPERTY, AND BUYER HEREBY EXPRESSLY AND UNCONDITIONALLY WAIVES AND RELEASES SELLER AND ALL OF ITS PARENTS, SUBSIDIARIES, AFFILIATES AND PARTNERSHIPS, OFFICERS, DIRECTORS, PROPERTY MANAGERS, ASSET MANAGERS, MANAGERS, SHAREHOLDERS, PARTNERS, MEMBERS, REPRESENTATIVES, AGENTS AND EMPLOYEES, AND THEIR RESPECTIVE SUCCESSORS, HEIRS AND ASSIGNS AND EACH OF THEM (INDIVIDUALLY AND COLLECTIVELY, THE "RELEASED PARTIES") FROM ANY AND ALL RIGHTS AND CLAIMS AGAINST SELLER AND/OR THE RELEASED PARTIES WITH RESPECT TO THE PROPERTY OR MATTERS A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 15 5376942.5 RELATING TO THE PROPERTY (INCLUDING WITHOUT LIMITATION (I) THE CONDITION, VALUATION, MARKETABILITY OR UTILITY OF THE PROPERTY, (II) IN CONNECTION WITH ANY LEASES OR OCCUPANCY AGREEMENTS RELATING TO THE PROPERTY, (III) ANY RIGHTS OF BUYER UNDER THE STATE OR FEDERAL COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT, AS AMENDED FROM TIME TO TIME, ANY OTHER ENVIRONMENTAL OR HAZARDOUS MATERIAL LAWS OR OTHER SIMILAR LAWS, (IV) IN CONNECTION WITH LATENT, PATENT, ALLEGED OR ACTUAL DESIGN OR CONSTRUCTION DEFICIENCIES OR DEFECTS (WHETHER RESULTING FROM ANY ACTS OR OMISSIONS OF SELLER, ANY SELLER PARTY, ANY PRIOR OWNER OF ALL OR ANY PORTION OF THE PROPERTY, OR ANY OTHER PARTY), AND (VI) ANY OTHER MATTERS REFERENCED IN THIS PARAGRAPH 13.3). BUYER ACKNOWLEDGES AND AGREES THAT THE FOREGOING WAIVER AND RELEASE INCLUDES ALL RIGHTS AND CLAIMS OF BUYER (AND ANY PERSON OR ENTITY CLAIMING BY, OR THROUGH, BUYER) AGAINST SELLER AND/OR ANY OTHER RELEASED PARTIES PERTAINING TO THE PROPERTY, WHETHER HERETOFORE OR NOW EXISTING OR HEREAFTER ARISING, OR WHICH COULD, MIGHT, OR MAY BE CLAIMED TO EXIST, OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, LIQUIDATED OR UNLIQUIDATED, EACH AS THOUGH FULLY SET FORTH HEREIN AT LENGTH, WHICH IN ANY WAY ARISE OUT OF, OR ARE CONNECTED WITH, OR RELATE TO, THE PROPERTY. THIS RELEASE INCLUDES CLAIMS OF WHICH BUYER IS PRESENTLY UNAWARE OF WHICH BUYER DOES NOT PRESENTLY SUSPECT TO EXIST WHICH, IF KNOWN BY BUYER, WOULD MATERIALLY AFFECT BUYER'S RELEASE TO SELLER AND/OR THE OTHER RELEASED PARTIES. IN CONNECTION AND TO THE EXTENT PERMITTED BY LAW, BUYER HEREBY AGREES, REPRESENTS AND WARRANTS THAT BUYER REALIZES AND ACKNOWLEDGES THAT FACTUAL MATTERS NOW UNKNOWN TO IT MAY HAVE GIVEN OR MAY HEREAFTER GIVE RISE TO CAUSES OF ACTION, CLAIMS, DEMANDS, DEBTS, CONTROVERSIES, DAMAGES, COSTS, LOSSES AND EXPENSES WHICH ARE PRESENTLY UNKNOWN, UNANTICIPATED AND UNSUSPECTED, AND BUYER FURTHER AGREES, REPRESENTS AND WARRANTS THAT THE WAIVERS AND RELEASES HEREIN HAVE BEEN NEGOTIATED AND AGREED UPON IN LIGHT OF THAT REALIZATION AND THAT BUYER NEVERTHELESS HEREBY INTENDS TO RELEASE, DISCHARGE AND ACQUIT SELLER AND THE OTHER RELEASED PARTIES FROM ANY SUCH UNKNOWN CAUSES OF ACTION, CLAIMS, DEMANDS, DEBTS, CONTROVERSIES, DAMAGES, COSTS, LOSSES AND EXPENSES. THE FOREGOING WAIVERS AND RELEASES BY BUYER SHALL SURVIVE (A) THE CLOSING AND THE RECORDATION OF THE DEED, AND SHALL NOT BE DEEMED MERGED INTO THE DEED UPON ITS RECORDATION, AND/OR (B) ANY TERMINATION OF THIS AGREEMENT. NOTWITHSTANDING ANY OF THE FOREGOING TO THE CONTRARY, BUYER HAS NOT RELEASED SELLER FOR ANY ACTUAL FRAUD COMMITTED BY SELLER AND UNKNOWN TO BUYER AS OF THE CLOSE OF ESCROW. BUYER EXPRESSLY WAIVES THE BENEFITS OF SECTION 1542 OF THE CALIFORNIA CIVIL CODE, WHICH PROVIDES AS FOLLOWS: "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, AND THAT, IF KNOWN BY HIM OR HER WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY." BUYER'S INITIALS A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 16 5376942.5 14. Access. Provided that Buyer is not in default of its obligations under this Agreement, then from and after the Opening of Escrow through the earlier of the termination of this Agreement or the Closing Date, Buyer, its agents, consultants, contractors and subcontractors shall have the right, at reasonable times upon at least 48 hours prior written notice to Seller, subject to the rights of all tenants and occupants of the Property, and provided that Buyer has coordinated with Seller so as to afford Seller a reasonable opportunity to have a representative present at all such times, to enter upon the Property to conduct or make any and all non-intrusive and non-invasive inspections and Tests as may be necessary or desirable, subject to the limitations set forth below in this Paragraph 14. The scope of any analysis which requires physical sampling or any other invasive or intrusive testing of all or any part of the Property shall be subject to: (a) the prior written approval of Seller, which Seller may withhold or condition in its sole discretion, (b) Seller's receipt of written evidence that Buyer has procured the insurance required pursuant to this Paragraph 14, and (c) the requirement that Buyer dispose of all such test samples in accordance with applicable law and at no cost or liability to Seller. Nothing herein shall authorize any subsurface testing or drilling on the Property by Buyer or its environmental consultant unless specifically approved in writing by Seller, which Seller may condition or deny in its sole discretion. Buyer shall obtain or cause its consultants to obtain (and provide evidence to Seller), at Buyer's sole cost and expense, prior to commencement of any investigative activities on the Property, a policy of commercial general liability insurance covering any and all liability of Buyer and Seller with respect to or arising out of any investigative activities. Such policy of insurance shall be from an insurance company acceptable to Seller and name Seller as an additional insured and shall be kept and maintained in force during the term of this Agreement and so long thereafter as necessary to cover any claims of damages suffered by persons or property resulting from any acts or omissions of Buyer, Buyer's employees, agents, contractors, suppliers, consultants or other related parties. Such policy of insurance shall have liability limits of not less than Two Million Dollars ($2,000,000.00) combined single limit per occurrence for bodily injury, personal injury and property damage liability. If this Agreement is terminated prior to the Close of Escrow, Buyer hereby agrees to provide to Seller, within ten (10) days following such termination, a true and complete copy of all tests, reports, studies and the like generated by such vendor in connection with Buyer's inspection of the Property, to the extent in Buyer’s possession or control. Buyer shall keep all documents and information received from Seller and/or its agents and the results of all of its inspections, studies, investigations, analysis, reports and the like confidential except as required by law and except for disclosures made to Buyer's agents, consultants and employees. Buyer hereby indemnifies, defends and holds the Property, Seller and their respective officers, directors, shareholders, members, participants, affiliates, employers, representatives, invitees, agents and contractors free and harmless from and against any and all claims, costs, losses, liabilities, damages or expenses arising out of or resulting from such entry by Buyer, its agents, consultants, contractors and subcontractors or Buyer's breach of its obligations under this Paragraph 14. Additionally, Buyer shall immediately, at its sole cost and expense, repair any and all damage arising out of or resulting from such entry and any acts or omissions by Buyer, its agents, employees, consultants, contractors and subcontractors. Furthermore, Buyer hereby agrees not to contact any tenants or other occupants of the Property nor any governmental agencies with respect to the Property without Seller's prior written consent, which Seller may withhold or condition in its reasonable discretion (including, without limitation, requiring that a Seller representative be present). Buyer shall keep the Property free and clear of any mechanics' liens or materialmen's liens related to Buyer's inspection and the other activities contemplated in this Paragraph 14. All of Buyer's obligations set forth in this Paragraph 14 shall survive the Close of Escrow and shall not be merged with the Deed, and shall survive the termination of this Agreement and Escrow prior to the Close of Escrow, and shall not be limited by any provision of this Agreement. 15. Default. 15.1 BUYER'S DEFAULT. IF BUYER FAILS TO COMPLETE THE PURCHASE OF THE PROPERTY AS PROVIDED IN THIS AGREEMENT BY REASON OF ANY A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 17 5376942.5 DEFAULT OF BUYER, SELLER'S SOLE REMEDY (EXCEPT AS PROVIDED BELOW) SHALL BE TO TERMINATE THIS AGREEMENT AND RECEIVE THE DEPOSIT AS LIQUIDATED DAMAGES AND SELLER SHALL BE RELEASED FROM ITS OBLIGATION TO SELL THE PROPERTY TO BUYER. BUYER AND SELLER AGREE THAT IT WOULD BE IMPRACTICAL AND EXTREMELY DIFFICULT TO ESTIMATE THE DAMAGES WHICH SELLER MAY SUFFER IN THE EVENT BUYER DEFAULTS HEREUNDER AND FAILS TO COMPLETE THE PURCHASE OF THE PROPERTY AS HEREIN PROVIDED. BUYER AND SELLER THEREFORE AGREE THAT A REASONABLE PRESENT ESTIMATE OF THE NET DETRIMENT THAT SELLER WOULD SUFFER IN THE EVENT OF BUYER'S DEFAULT OR BREACH HEREUNDER IS AN AMOUNT OF MONEY EQUAL TO THE DEPOSIT WHICH SHALL BE THE FULL, AGREED AND LIQUIDATED DAMAGES. THE PARTIES ACKNOWLEDGE THAT THE PAYMENT OF SUCH LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF CALIFORNIA CIVIL CODE SECTIONS 3275 OR 3369, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER PURSUANT TO CALIFORNIA CIVIL CODE SECTIONS 1671, 1676 AND 1677. THE FOREGOING SHALL NOT LIMIT SELLER'S REMEDIES WITH RESPECT TO BUYER'S OBLIGATIONS (INCLUDING, WITHOUT LIMITATION, ITS INDEMNIFICATION OBLIGATIONS) UNDER PARAGRAPHS 14 AND 17 OF THIS AGREEMENT AND THE ATTORNEYS' FEES PROVISION SET FORTH IN PARAGRAPH 18 BELOW. SELLER'S INITIALS BUYER'S INITIALS 15.2 SELLER'S DEFAULT. IF SELLER DEFAULTS UNDER THIS AGREEMENT AND FAILS TO COMPLETE THE PURCHASE AS PROVIDED HEREIN, THEN BUYER SHALL BE ENTITLED, AS ITS SOLE AND EXCLUSIVE REMEDY, WHETHER AT LAW OR IN EQUITY, EITHER (A) TO TERMINATE THIS AGREEMENT AND RECOVER ITS DEPOSIT OR (B) IN LIEU OF TERMINATING THE AGREEMENT AND RECOVERING ITS DEPOSIT, BUYER SHALL BE ENTITLED TO PURSUE SPECIFIC PERFORMANCE OF THE CONVEYANCE OF THE PROPERTY WITHOUT RIGHT TO ANY DAMAGES OR OTHER EQUITABLE RELIEF WHATSOEVER, BUT ONLY IF BUYER DEPOSITS WITH ESCROW HOLDER ON OR BEFORE THE SCHEDULED CLOSING DATE, THE CASH BALANCE OF THE PURCHASE PRICE, TOGETHER WITH ALL CLOSING DOCUMENTS REQUIRED HEREUNDER FROM BUYER, AND BUYER FILES SUCH SPECIFIC PERFORMANCE ACTION WITHIN TEN (10) DAYS FOLLOWING THE SCHEDULED CLOSING DATE AND DILIGENTLY PROSECUTES SUCH ACTION TO COMPLETION. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, BUYER SHALL NOT BE ENTITLED TO RECORD A LIEN OR LIS PENDENS AGAINST THE PROPERTY AND BUYER HEREBY WAIVES ANY SUCH RIGHT. NOTWITHSTANDING THE FOREGOING TO THE CONTRARY, IF SELLER IS IN MATERIAL DEFAULT UNDER THIS AGREEMENT, AND BUYER TERMINATES THIS AGREEMENT IN ACCORDANCE WITH SUBPART (A) OF THIS PARAGRAPH ABOVE AS A RESULT OF SUCH MATERIAL DEFAULT, SELLER SHALL ALSO REIMBURSE BUYER FOR ITS REASONABLE, THIRD-PARTY, OUT OF POCKET COSTS AND EXPENSES INCURRED TO NEGOTIATE THIS AGREEMENT AND PURSUE ACQUISITION OF THE PROPERTY AS CONTEMPLATED HEREBY, NOT TO EXCEED $50,000.00. SELLER'S INITIALS BUYER'S INITIALS A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 18 5376942.5 16. Notices. Any notice, demand, consent, approval, request, or other communication or document to be provided hereunder to a party hereto shall be in writing and shall be given to such party at its address set forth above or such other address such party may hereafter specify for that purpose by notice to the other party. Each such notice, request, or communication shall, for all purposes, be deemed given and received (a) if given by email, when such email (inclusive of a pdf attachment containing the substantive content of the notice) is transmitted to the email address specified above during normal business hours (i.e. 8:00 a.m. to 5:00 p.m.) and such notice is also sent via overnight delivery service for the next business day’s delivery, (b) if hand delivered against receipted copy, when the copy thereof is receipted, (c) if given by a recognized overnight delivery service, the day on which such notice, request, or other communication is actually received, or (d) or if given by certified mail, return receipt requested, postage prepaid, two (2) days after it is posted with the United States Postal Service, to the addresses specified in the Basic Provisions. Notices to Seller shall be directed to Seller and Seller's Counsel and notices to Buyer shall be directed to Buyer and Buyer's Counsel. Notice of change of address shall be given by written notice in the manner detailed in this Paragraph 16. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to constitute receipt of the notice, demand, request or communication sent 17. Brokers. Upon the Close of Escrow (but not otherwise), Seller shall pay a real estate brokerage commission to Broker with respect to this transaction in accordance with Seller's separate written agreement. Each party hereto agrees to indemnify and hold harmless the other party from and against any and all losses, liens, claims, judgments, liabilities, costs, expenses or damages (including reasonable attorneys' fees and court costs) of any kind or character arising out of or resulting from any agreement, arrangement or understanding (except as set forth above with respect to Broker) alleged to have been made by such party or on its behalf with any broker or finder in connection with this Agreement or transaction contemplated under this Agreement. The foregoing indemnity shall survive the Close of Escrow or the earlier termination of this Agreement and shall not be limited by any provision of this Agreement. 18. Legal Fees. If either Buyer or Seller brings any action, arbitration or suit against the other for any matter relating to or arising out of this Agreement, then the prevailing party in such action or dispute, whether by final judgment or settlement, shall be entitled to recover from the other party all costs and expenses of suit, including actual attorneys' fees. Any judgment or order entered in any final judgment shall contain a specific provision providing for the recovery of all costs and expenses of suit, including actual attorneys' fees incurred in enforcing, perfecting and executing such judgment. For the purposes of this paragraph, such costs shall include, without limitation, in-house or outside attorneys' fees, costs and expenses incurred in the following: (a) postjudgment motions; (b) contempt proceedings; (c) garnishment, levy, and debtor and third party examination; (d) discovery; and (e) bankruptcy litigation. 19. Assignment. Buyer may not assign, transfer or convey its rights or obligations under this Agreement at any time without the prior written consent of Seller, which Seller may withhold in its sole and absolute discretion; provided, however, Buyer may assign this Agreement to a Buyer Affiliate (as defined below) without the requirement of obtaining Seller's prior written consent (but nevertheless requiring at least five (5) business days prior written notice) and satisfy the requirements set forth below. The term "Buyer Affiliate" shall mean any entity of which Buyer or manager of Buyer is the managing member or managing partner or manager and owns or controls such entity. Notwithstanding the foregoing, no assignment by Buyer (whether to a Buyer Affiliate or otherwise) shall release Buyer from any of its obligations hereunder, and any assignment by Buyer (even to a Buyer Affiliate) shall require the full assumption by the assignee (on a joint and several basis) of all of Buyer's obligations hereunder, and the assignment and assumption agreement must be delivered to Seller at least five (5) business days prior to the Closing. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 19 5376942.5 20. Damage or Destruction, Condemnation, Insurance. 20.1 Condemnation. If at any time prior to the Closing Date any "material" portion of the Property is condemned or taken by eminent domain proceedings by any public authority, then at Buyer's option, to be exercised within ten (10) days after receipt of notice of such taking, this Agreement shall terminate, and the Deposit (less the Independent Consideration) shall be promptly returned to Buyer, and except as expressly set forth herein, neither party shall have any further liability or obligation to the other hereunder. As used in this Paragraph 20.1, the term "material" shall mean a taking which materially and adversely affects the value or operations of the Property and adversely affects the value of the Property by more than ten percent (10%) of the Purchase Price. Seller shall give Buyer written notice of any taking promptly after Seller obtains knowledge thereof. If less than a material portion of the Property is condemned or taken by eminent domain proceedings or if Buyer does not timely notify Seller in writing of its election to terminate this Agreement, Buyer shall be deemed to have elected not to terminate this Agreement. If Buyer elects or is deemed to have elected not to terminate this Agreement, the parties shall proceed to the Closing without a reduction in the Purchase Price and, upon the Closing, all condemnation proceeds paid or payable to Seller (other than losses pertaining to periods prior to the Closing) shall belong to Buyer and shall be paid over and assigned to Buyer. Seller shall have no obligation to make any repairs to the Property in the event of a condemnation. 20.2 Damage and Destruction. If at any time prior to the Closing Date a material portion of the Property is destroyed or damaged as a result of fire or any other casualty whatsoever, then at Buyer's option, to be exercised within ten (10) days after receipt of notice of such destruction or damage, this Agreement shall terminate, the Deposit shall be returned to Buyer, and except as expressly set forth herein, neither party shall have any further liability or obligation to the other hereunder. If Buyer does not timely notify Seller in writing of its election to terminate this Agreement, Buyer shall be deemed to have elected not to terminate this Agreement. For purposes hereof, the term "material" shall be deemed to be a damage or destruction in excess of ten percent (10%) of the Purchase Price. If less than a material portion of the Property is damaged or destroyed or if a material portion is damaged or destroyed and Buyer elects or is deemed to have elected not to terminate this Agreement, the parties shall proceed to the Closing without reduction in the Purchase Price and, upon the Closing, all property insurance proceeds paid or payable to Seller as a result of such casualty shall belong to Buyer and shall be paid over and assigned to Buyer. Seller shall have no obligation to make any repairs to the Property in the event of a damage or destruction. 21. Continued Operations; New Leases and Contracts 21.1 Continued Operations. So long as this Agreement remains in effect, (i) Seller shall manage, operate, and insure the Property in substantially the same manner in which Seller managed, operated, and insured the Property prior to the Opening of Escrow, and (ii) Seller shall not modify, amend, or terminate any Lease or service contract, nor enter into any New Lease or service contract, except as set forth in this Paragraph 21. 21.2 New Leases. Seller hereby agrees that, from and after the Execution Date, Seller will not modify, extend or otherwise change any of the terms, covenants or conditions of the Leases or enter into New Leases affecting the Property without the prior written consent of Buyer, which consent may be granted or withheld in Buyer’s commercially reasonable discretion; provided, however, following the Contingency Date, such consent may be granted or denied in Buyer’s sole and absolute discretion (except for a lease modification or termination with respect to a Tenant, if any, which is delinquent in rent, with respect to which Buyer’s consent may be granted or withheld in Buyer’s commercially reasonable discretion). If Buyer fails to approve any proposal in writing, Buyer shall be deemed to have disapproved of such proposal. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 20 5376942.5 21.3 Service Contracts. Prior to the date which is three (3) days prior to the end of the Contingency Date, Seller, in its sole and absolute discretion, and without Buyer’s consent, shall have the right to extend, renew, modify or replace any of the service contracts that Seller deems advisable, so long as such service contracts (whether new or modified) are terminable upon thirty (30) days’ notice without fee or penalty, and Seller provides a copy of such service contract (or modification to such service contract) to Buyer. Except as otherwise provided herein, after the date which is three (3) days prior to the Contingency Date, Seller will not extend, renew, modify or replace any of the service contracts without the prior written consent of Buyer, which consent may be granted or withheld in Buyer’s sole and absolute discretion. If Buyer does not approve any request of Seller regarding a service contract in writing, Buyer shall be deemed to have disapproved of such request. If any service contract requires the service provider’s consent for such service contract to be assigned to Buyer, as of the Close of Escrow, Seller shall either (i) terminate such service contract as of the Close of Escrow, to the extent the same is terminable on thirty (30) days prior notice without fee or charge, or (ii) obtain such service provider’s consent for the assignment of the service contract to Buyer, in either case, at Seller’s sole cost and expense. 22. Miscellaneous. 22.1 Not an Offer. Seller's delivery of unsigned copies of this Agreement is solely for the purpose of review by the party to whom delivered, and neither the delivery nor any prior communications between the parties shall in any way imply that Seller is under any obligation to enter the transaction which is the subject of this Agreement. The signing of this Agreement by Buyer constitutes an offer which shall not be deemed accepted by Seller unless and until Seller has signed this Agreement and delivered a duplicate original or electronic copy to Buyer. 22.2 Computation of Time Periods. If the date upon which the Contingency Date, the Closing Date or any other date or time period provided for in this Agreement is or ends on a Saturday, Sunday or federal or state legal holiday, then such date shall automatically be extended until 5:00 p.m. Pacific time of the next day which is not a Saturday, Sunday or legal holiday. The term "business day" shall mean any day other than a Saturday, Sunday or legal holiday. 22.3 Captions; Severability. Any captions to, or headings of, the paragraphs or subparagraphs of this Agreement are solely for the convenience of the parties hereto, are not a part of this Agreement, and shall not be used for the interpretation or determination of the validity of this Agreement or any provision hereof. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, but this Agreement shall be reformed and construed and enforced to the maximum extent permitted by applicable law. 22.4 No Obligations to Third Parties. Except as otherwise expressly provided herein, the execution and delivery of this Agreement shall not be deemed to confer any rights upon, nor obligate any of the parties hereto, to any person or entity other than the parties hereto. 22.5 Exhibits and Schedules. The exhibits and schedules attached to this Agreement are incorporated in this Agreement by this reference for all purposes. 22.6 Amendment to this Agreement. The terms of this Agreement may not be modified or amended except by an instrument in writing executed by each of the parties hereto. 22.7 Waiver. The waiver or failure to enforce any provision of this Agreement shall not operate as a waiver of any future breach of any such provision or any other provision hereof. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 21 5376942.5 22.8 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, except for any choice-of-law principles which provide for the application of the laws of another jurisdiction. Seller and Buyer hereby irrevocably submit to the jurisdiction of any state or federal court sitting in the State in any action or proceeding arising out of or relating to this Agreement and hereby irrevocably agree that all claims in respect of such action or proceeding shall be heard and determined in a state or federal court sitting in the State. Buyer and Seller agree that the provisions of this Paragraph 22.8 shall survive the Closing. 22.9 Fees and Other Expenses. Except as otherwise provided herein, each of the parties hereto shall pay its own fees and expenses in connection with this Agreement. 22.10 Entire Agreement. This Agreement (including all Exhibits attached hereto) supersedes any prior agreements, negotiations and communications, oral or written, and contains the entire agreement between, and the final expression of, Buyer and Seller with respect to the subject matter hereof. No subsequent agreement, representation, or promise made by either party hereto, or by or to an employee, officer, agent or representative of either party hereto shall be of any effect unless it is in writing and executed by the party to be bound thereby. 22.11 Successors and Assigns. Subject to the restrictions set forth in Paragraph 19 hereof, this Agreement shall be binding upon and shall inure to the benefit of the permitted successors and assigns of the parties hereto. 22.12 Construction. The parties acknowledge and agree that (A) each party hereto is of equal bargaining strength, (B) each such party has actively participated in the drafting, preparation and negotiation of this Agreement, (C) each such party has consulted with such party's own, independent counsel, and such other professional advisors as such party has deemed appropriate, relating to any and all matters contemplated under this Agreement, (D) each such party and such party's counsel and advisors have reviewed this Agreement, (E) each such party has agreed to enter into this Agreement following such review and the rendering of such advice, (F) any rule of construction to the effect that ambiguities are to be resolved against the drafting parties shall not apply in the interpretation of this Agreement, or any portions hereof, or any amendments hereto, and (G) except as expressly stated to survive the Closing in this Agreement, all terms and provisions of this Agreement shall not survive the Closing and shall be deemed merged with the Deed at Closing. 22.13 Limitation of Liability. Buyer acknowledges and agrees that neither the trustees, shareholders, members, affiliates, officers, directors, investment managers, employees, partners, agents nor advisors of Seller, assume any personal liability for obligations entered into by or on behalf of Seller. Notwithstanding any other provision of this Agreement to the contrary (or any rights that Buyer may have at law or in equity), (a) in no event shall Seller have any liability for lost profits, speculative, special, consequential or punitive damages, (b) in no event will Seller's liability under or otherwise in connection with this Agreement (including, without limitation, Paragraph 13.1 above), any documents executed in connection herewith and/or otherwise in connection with the Property exceed the sum of Two Hundred Fifty Thousand Dollars ($250,000.00), and (c) Buyer shall have no right to assert any claim against Seller, and Seller shall have no liability to Buyer whatsoever, unless the valid claims for all breaches of Seller collectively aggregate more than Fifty Thousand Dollars ($50,000.00). Notwithstanding anything to the contrary contained in this Agreement, Buyer hereby agrees that any action or claim asserted by Buyer against Seller or any of the Released Parties must be filed (if at all) and properly served to Seller within six (6) months following the Closing in a court of competent jurisdiction, and Buyer hereby waives any right to bring any such claim or action thereafter. Buyer's remedies prior to Closing shall be limited as set forth in Paragraph 15.2. Any and all liability beyond that which may be asserted under this Paragraph 22.13 A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 22 5376942.5 is expressly waived and released by Buyer and by all persons claiming by, through or under Buyer. The provisions of this Paragraph 22.13 shall survive the Closing. 22.14 Time of the Essence. All times provided for in this Agreement for the performance of any act will be strictly construed, time being of the essence. 22.15 Recording. The parties agree that this Agreement shall not be recorded. If Buyer causes this Agreement or any notice or memorandum thereof to be recorded, this Agreement shall be null and void at the option of Seller. 22.16 Confidentiality. Until the Close of Escrow, Buyer will keep confidential the Purchase Price, the other terms of this Agreement, the Materials and all other information concerning the Property (as disclosed, discovered or determined in connection with this transaction); provided, however, Buyer may disclose such information to (a) those employed by Buyer (subject to their agreement to abide by the terms of this paragraph); (b) those who are actively and directly participating in the evaluation of the Property and the negotiation and execution of this Agreement or financing of the purchase of the Property (subject to their agreement to abide by the terms of this paragraph); (c) third parties as required under applicable law; and (d) Buyer's potential financial partners and lenders (subject to their agreement to abide by the terms of this paragraph). 22.17 Natural Hazard Disclosure. Natural Hazard Disclosure. As of the Closing, to the extent permitted by law, Buyer shall be deemed to have knowingly, voluntarily and intentionally waived the right to the disclosures (“Natural Hazards Disclosures”) set forth in: (a) California Government Code Section 8589.3 (a special flood area); (b) California Government Code Section 8589.4 (dam failure inundation area); (c) California Government Code Section 51183.5 (earthquake fault zone); (d) California Public Resources Code Section 2621.9 (seismic hazard zone); (e) California Public Resources Code Section 4136 (wildland fire area); and (f) California Public Resources Code Section 2694 (high fire severity area). Buyer acknowledges and represents that it has extensive experience acquiring and conducting due diligence for commercial properties. This waiver by Buyer includes, to the extent permitted by law, any remedies Buyer may have for Seller's nondisclosure of the Natural Hazards Disclosures. In no way limiting the foregoing waiver by Buyer, Buyer acknowledges that Seller shall employ the services of the Escrow Holder or another third party selected by Seller (as applicable, the “Natural Hazard Expert”) to examine the maps and other information specifically made available to the public by government agencies for the purposes of enabling Seller to fulfill Seller's disclosure obligations, if any, and to report the result of the Natural Hazard Expert’s examination (“Natural Hazards Report”) to Buyer and Seller in writing. Seller has not verified, and Seller is not obligated to verify, the information contained in the Natural Hazards Report. The Natural Hazards Report fully and completely discharges Seller from Seller's disclosure obligations referred to herein, if and to the extent any such obligations exist, and, for the purpose of this Agreement, the provisions of Section 1103.4 of the California Civil Code regarding non- liability of Seller for errors or omissions not within Seller's personal knowledge shall be deemed to apply and the Natural Hazard Expert shall be deemed to be an expert, dealing with matters within the scope of the Natural Hazard Expert's expertise with respect to the examination and written report regarding the natural hazards referred to above. Seller makes no representation or warranty as to the truth or accuracy of any information contained in the Natural Hazards Report. ANY NATURAL HAZARDS DISCLOSED BY THE NATURAL HAZARDS REPORT MAY LIMIT THE BUYER'S ABILITY TO REDEVELOP OR UTILIZE THE PROPERTY, TO OBTAIN INSURANCE, OR TO RECEIVE ASSISTANCE AFTER A DISASTER. THE MAPS ON WHICH THESE DISCLOSURES ARE BASED ESTIMATE WHERE NATURAL HAZARDS EXIST. THEY ARE NOT DEFINITIVE INDICATORS OF WHETHER OR NOT THE PROPERTY WILL BE AFFECTED BY A NATURAL DISASTER. BUYER MAY WISH TO A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 23 5376942.5 OBTAIN PROFESSIONAL ADVICE REGARDING THESE HAZARDS AND OTHER HAZARDS THAT MAY AFFECT THE PROPERTY. 22.18 Section 1101.5 Disclosure. Seller hereby discloses to Buyer that Section 1101.5 of the California Civil Code requires that all noncompliant plumbing fixtures in any commercial real property shall be replaced with water-conserving plumbing fixtures. Pursuant to Section 1101.5(e) of the California Civil Code, Seller hereby discloses to Buyer that the Property may include noncompliant plumbing fixtures. 22.19 Counterparts; Electronic Signatures. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which, together, shall constitute but one and the same instrument. Electronic signatures, including signature delivered in a PDF, jpeg, or other electronic document, shall be deemed binding as originals. [Signature Page Follows] A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 24 5376942.5 IN WITNESS WHEREOF, Buyer and Seller have executed this Agreement as of the day and year first written above. BUYER: SELLER: SM 1848, LLC, SRT SF RETAIL I, LLC, a California limited liability company a Delaware limited liability company By: By: Name: Douglas M. MacMahon Name: Position: Manager Position: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8 CEO Matthew Schreiber

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 25 5376942.5 ACCEPTANCE BY ESCROW HOLDER Chicago Title Insurance Company acknowledges that it has received a fully executed original or original executed counterparts of the foregoing Agreement of Purchase and Sale and Joint Escrow Instructions (the "Agreement") and agrees to act as Escrow Holder under the Agreement and to be bound by and strictly perform the terms thereof as such terms apply to Escrow Holder. Dated: , 2024 CHICAGO TITLE INSURANCE COMPANY By: Name: Position: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT A LEGAL DESCRIPTION THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS: A CONDOMINIUM COMPRISED OF: PARCEL I: CONDOMINIUM UNIT NO. C-1, AS SHOWN ON THE CONDOMINIUM PLAN RECORDED ON DECEMBER 29, 2015, INSTRUMENT NUMBER 2015-K182065, IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA (REFERRED TO HEREIN AS THE “PLAN”) BEING A SUBDIVISION OF THE LAND AS SHOWN ON THAT CERTAIN MAP ENTITLED, “FINAL MAP 8308”, RECORDED ON OCTOBER 5, 2015, IN CONDOMINIUM BOOK 128 AT PAGE(S) 21 TO 23, INCLUSIVE (REFERRED TO HEREIN AT “THE MAP”), AND AS FURTHER DEFINED IN THE DECLARATION OF COVENANTS, CONDITIONS, AND RESTRICTIONS OF, “MIXED-USE CONDOMINIUM PLAN FOR 450 HAYES STREET”, RECORDED ON DECEMBER 29, 2015, INSTRUMENT NO. 2015-K182065, OFFICIAL RECORDS OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, (REFERRED TO HEREIN AS THE “DECLARATION”). EXCEPTING THEREFROM, ANY PORTION OF THE COMMON AREA LYING WITHIN SAID UNIT. PARCEL II: AN UNDIVIDED 1.8967% INTEREST IN AND TO THE COMMON AREAS AS SHOWN AND DEFINED ON THE PLAN. PARCEL III: (A) THE EXCLUSIVE COMMERCIAL MECHANICAL SPACE EASEMENT AS DESIGNATED ON THE PLAN. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT B GRANT DEED WHEN RECORDED MAIL TO: MAIL TAX STATEMENTS TO: (Space above this line is for recorder's use) GRANT DEED THE UNDERSIGNED GRANTOR DECLARES: DOCUMENTARY TRANSFER TAX is $ . CITY TAX $ .  Computed on full value of property conveyed, or  Computed on full value less value of liens or encumbrances remaining at time of sale,  Unincorporated area:  City of , and FOR VALUE RECEIVED, ("Grantor"), hereby grants to ("Grantee"), that certain real property (the "Property") situated in the City of , County of , State of California, described in Exhibit A attached hereto and incorporated by reference. THE PROPERTY IS CONVEYED TO GRANTEE SUBJECT TO: A. All liens, encumbrances, easements, covenants, conditions and restrictions, whether on- or off-record; B. Any other matters listed on Exhibit B attached hereto and incorporated herein; C. All matters which would be revealed or disclosed in an accurate survey or inspection of the Property; D. Liens for taxes on real property not yet delinquent, and liens for any general or special assessments of record against the Property not yet delinquent; and E. All laws, ordinances and governmental rules, regulations and restrictions affecting the Property. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 IN WITNESS WHEREOF, the undersigned Grantor has executed this Grant Deed as of , . By: Its: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT "A" TO GRANT DEED LEGAL DESCRIPTION OF PROPERTY [TO BE INSERTED] A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT "B" TO GRANT DEED PERMITTED EXCEPTIONS [TO BE INSERTED] A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document. ACKNOWLEDGMENT State of California ) County of ) On , before me, , a Notary Public, personally appeared , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct. WITNESS my hand and official seal. Signature A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT C TRANSFEROR'S CERTIFICATION OF NON-FOREIGN STATUS To inform , a ("Transferee"), that Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest, the undersigned hereby certifies the following on behalf of the transferor/seller: 1. Transferor is not a foreign corporation, foreign partnership, foreign trust, foreign estate or foreign person (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder); and 2. Transferor is not a disregarded entity as defined in §1.1445-2(b)(2)(iii); and 3. Transferor's U.S. employer or tax (social security) identification number is ; and 4. The office address of Transferor is: . Transferor understands that this Certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both. Under penalty of perjury I declare that I have examined this Certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor. Dated: , 20 . TRANSFEROR: , a By: Name: Title: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT D ASSIGNMENT AND ASSUMPTION OF LEASES THIS ASSIGNMENT AND ASSUMPTION OF LEASES ("Assignment") is made this day of , , by and between , a ("Assignor"), and , a ("Assignee"). Recitals Assignor and Assignee entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions, dated as of , (the "Agreement"), respecting the sale of certain "Property" (as defined in the Agreement). Unless otherwise indicated herein, all capitalized terms in this Assignment shall have the meaning ascribed to them in the Agreement. Assignor, as Lessor, and those certain tenants of the Property (collectively, the "Tenants") have entered into leases for space at the Property (collectively, the "Leases") covering certain premises located on the Property. Under the Agreement, Assignor is obligated to assign to Assignee any and all of its right, title and interest in and to all Leases and Tenants' deposits held by Assignor under the Leases (collectively, "Tenant Deposits"). Agreement NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows. Assignor assigns, sells, transfers, sets over and delivers unto Assignee all of Assignor's estate, right, title and interest in and to the Leases and Tenant Deposits and Assignee accepts such assignment. Assignee accepts said assignment, sale and transfer and assumes the performance of all of the terms, covenants and conditions imposed upon the landlord under the Leases and with respect to the Tenant Deposits. Assignor agrees to indemnify, defend, and hold Assignee harmless from and against any Tenant claim(s) to the extent arising under the Leases during the period of Assignor’s ownership of the Property. Assignee agrees to indemnify, defend, and hold Assignor harmless from and against any Tenant claim(s) to the extent arising under the Lease during the period of Assignee’s ownership of the Property. This grammatical paragraph shall survive the Closing for a period of six (6) months. In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of the other party arising out of this Assignment, then in that event the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including actual attorneys' fees and costs. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 This Assignment may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument. This Assignment shall be binding upon and inure to the benefit of the successors, assignees, personal representatives, heirs and legatees of all the respective parties hereto. This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of California. IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the day and year first written above. ASSIGNEE: , a ASSIGNOR: , a By: Name: Position: By: Name: Position: By: Name: Position: By: Name: Position: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT E GENERAL ASSIGNMENT AND BILL OF SALE THIS GENERAL ASSIGNMENT AND BILL OF SALE ("Assignment") is made this day of , , by and between , a ("Assignor"), and , a ("Assignee"). Recitals Assignor and Assignee entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions dated as of , (the "Agreement"), respecting the sale of certain "Property" (as described and defined in the Agreement). Unless otherwise indicated herein, all capitalized terms in this Assignment shall have the meaning ascribed to them in the Agreement. Under the Agreement, Assignor is obligated to assign (to the extent assignable) any and all of its right, title and interest (if any) and delegate any and all of its obligations and responsibilities in each of the following to Assignee, but only to the extent solely pertaining to the Property and only to the extent assignable: (a) any and all service contracts, warranties, guarantees, management contracts and bonds, together with all supplements, amendments and modifications thereto, solely relating to the Property ("Contract(s)"); (b) development rights and other intangible rights, titles, interests, privileges and appurtenances owned by Assignor and housed in connection with the Property and its operation (collectively "License(s)"); and (c) all fixtures, fittings, furniture, furnishings, appliances, apparatus, equipment, machinery, building materials, and other items of tangible personal property owned by Assignor and affixed or attached to the Property (all of such properties and assets being collectively called the "Assigned Properties"). Agreement NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows: Assignor assigns, sells, transfers, sets over and delivers unto Assignee (to the extent assignable) all of Assignor's estate, right, title and interest (if any) in and to the Contracts, Licenses and Assigned Properties; provided, however, that such assignment, sale and transfer shall not include any rights or claims arising prior to the date hereof which Assignor may have against any party with respect to the Contracts, Licenses and Assigned Properties. Assignee accepts such assignment and assumes the performance of all of the terms, covenants and conditions imposed upon Assignor with respect to the Contracts, Licenses and Assigned Properties. In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, conditions, agreements or provisions on the part A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 of the other party arising out of this Assignment, then in that event the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including reasonable attorneys' fees. This Assignment shall be binding upon and inure to the benefit of the successors, assignees, personal representatives, heirs and legatees of all the respective parties hereto. This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of California. This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument. IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment as of the day and year first above written. ASSIGNEE: ASSIGNOR: , , a a By: Name: Position: By: Name: Position: By: Name: Position: By: Name: Position: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT F FORM OF TENANT ESTOPPEL CERTIFICATE The undersigned, the tenant ("Tenant") under a certain lease agreement dated between ("Landlord") and Tenant ("Lease"), certifies as follows: 1. The Lease is presently in full force and affect and unmodified except as set forth on Exhibit A attached hereto. The Lease constitutes the only agreement between the Landlord and Tenant with respect to the leased premises. 2. The lease term has commenced on and full rental is now accruing thereunder. The Lease term shall end on , 20 . The Tenant has the following options to extend the term: (insert renewal options or indicate “NONE,” as applicable). 3. Tenant has accepted possession of the leased premises under the Lease and is paying $ per month as rental under the Lease, consisting of $ in guaranteed/base rental, $ for monthly operating expense pass-throughs, and $ for ad valorem tax pass-throughs. Tenant has not assigned, transferred, or hypothecated its interest under the Lease. 4. No rent under said lease has been paid more than thirty (30) days in advance of its due date. 5. To Tenant's knowledge, as of the date hereof, Tenant has no claim, charge, defense or offset under the Lease against rents or other charges due or to become due thereunder. As of the date hereof, Tenant has not asserted any such offset or credit. To Tenant's knowledge, there are no defaults under the Lease. 6. There are no unaccrued or unpaid free rent periods, leasehold improvement allowances, or other cash concessions owing to Tenant under the Lease. 7. Tenant has not made any payment to Landlord as a security deposit or rental deposit except any payment expressly provided for in the Lease as follows: $ . Tenant makes this Certificate with the understanding that Landlord is contemplating selling the property which includes the premises (the “Property”), and Landlord and the potential buyer of the Property and its lender(s) who make a mortgage loan upon the property are each entitled to rely on this Certificate. Tenant shall be estopped from asserting any fact(s) or circumstance(s) against Landlord or such prospective buyer or its lender that are contrary to the facts certified to herein. Dated: , [TENANT] By: Name: Title: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 SCHEDULE 7.3 Materials 1. Copies of all Leases, including all amendments thereto and guarantees thereof. 2. Any prior default notices and written requests by Tenant for the modification of economic terms (including the Term) of the applicable Lease. 3. Operating expense reconciliation delivered to Tenants for year 2023. 4. A current rent roll (“Rent Roll”) and subsequent updates of the Rent Roll, if any. 5. An insurance loss run report with respect to the Property for years 2023 and 2024. 6. Copies of any declaration(s) of condominium establishing the Property as a condominium and/or governing the use of the Property (each a “Declaration”). 7. The organizational documents and bylaws of any condominium association established pursuant to such Declaration(s) (the “Condo Association”). 8. The budget of the Condo Association for year 2023, including a list of any current general and/or special assessments of the Condo Association with respect to the Property. 9. All written contracts with respect to the Property made by or on behalf of Seller or to which any Seller is a party for repair, maintenance, utilities, garbage removal, concessions, vending, or other services provided to the Property. 10. All architectural drawings, engineering studies, plans and specifications relating to the original and current construction of the Property. 11. Copies of any warranties or guarantees from any contractors or subcontractors with respect to the improvements or fixtures upon the Property. 12. The most recent environmental site assessments/reports with respect to the Property. 13. Existing as-built or boundary surveys of the Property. 14. Ad valorem tax bills for tax year 2023 – 2024. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 1 5376942.5 AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS This AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS ("Agreement") is made and entered into as of this day of July, 2024 ("Execution Date"), by and between SRT SF RETAIL I, LLC, a Delaware limited liability company ("Seller"), and SM 1848, LLC, a California limited liability company ("Buyer"). Recitals A. Seller owns certain real property located in the City of San Francisco ("City"), County of San Francisco ("County"), State of California ("State"), which real property consists of one (1) retail condominium located at what is commonly known as 450 Hayes Street, Unit C-2, San Francisco, CA, 94102 (the "Property"), which Property is more particularly described on Exhibit A attached hereto. Such Property shall include Seller’s rights, titles, and interests in and to (1) the Property’s respective share of any common elements, limited common elements, and appurtenant rights under the applicable Declaration, (2) all fixtures and improvements constructed upon such Property which are owned by Seller, (3) all tangible personal property owned by Seller and now or hereafter located upon or within, or affixed to, the Property, and (4) all intangible personal property owned by the Seller and used in connection with the ownership, operation, management, or maintenance of the Property, including, without limitation, any tradename or domain name, and all appurtenances and hereditaments of/to the Property. B. Seller desires to sell all of its interest in the Property to Buyer, and Buyer desires to purchase Seller's interest in the Property, upon the terms and conditions set forth in this Agreement. Basic Provisions I. Buyer: SM1848, LLC C/O Douglas M. MacMahon 8214 Westchester Drive Suite 550 Dallas, Texas 75225 Telephone No. 214-520-9000 Email: dm@morancap.com II. Buyer's Counsel: Walls Landry Baker & Oliver PLLC 5910 N. Central Expressway, Suite 1560 Dallas, Texas 75206 Attn: Dan Walls Email: dwalls@wlbofirm.com III. Seller: SRT SF Retail I, LLC c/o L3 Capital, LLC 1 S. Wacker Dr., Suite 3210 Chicago, IL 60661 Attn: Matthew Schreiber and Handlin Duley Telephone No. (312) 878-4864 Email: matthew.schreiber@l3capital.com and handlin.duley@l3capital.com A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8 3.00

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 2 5376942.5 IV. Seller's Counsel: Elkins Kalt Weintraub Reuben Gartside LLP 10345 West Olympic Boulevard Los Angeles, California 90064 Attn: Scott M. Kalt and Nathan A. Sabzerou Telephone No. (310) 746-4402 Email: skalt@elkinskalt.com; nsabzerou@elkinskalt.com V. Broker: Colliers International representing Seller (the “Broker”). VI. Escrow Holder: Chicago Title Insurance Company (“Escrow Holder”) 725 South Figueroa Street, Suite 200 Los Angeles, California 90017 Attn: Terri Gervasi Email: terri.gervasi@ctt.com VII. Title Company: Chicago Title Insurance Company (“Title Company”) 725 South Figueroa Street, Suite 200 Los Angeles, California 90017 Attn: Mike Slinger Email: mike.slinger@ctt.com VIII. Purchase Price: Three Million Six Hundred Eighty-Two Thousand Seven Hundred Sixty and No/100 Dollars ($3,682,760.00) (the "Purchase Price"). IX. Deposit: Thirty Thousand and No/100s Dollars ($30,000.00) (together with interest thereon while held in Escrow, the "Deposit"), payable in accordance with Paragraph 3.1 below. X. Contingency Date: 5:00 p.m. Pacific Standard time on the date which is thirty-five (35) days following the Execution Date (the "Contingency Date"). XI. Closing Date: The date which is thirty (30) days following the Contingency Date (the "Closing Date"). A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 3 5376942.5 Agreement NOW, THEREFORE, incorporating the foregoing recitals, and in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Seller and Buyer agree that the terms and conditions of this Agreement and the instructions to Escrow Holder, with regard to the escrow ("Escrow") created pursuant hereto are as follows: 1. Purchase and Sale. Seller agrees to sell the Property to Buyer, and Buyer agrees to purchase the Property from Seller, upon the terms and conditions set forth in this Agreement. 2. Reserved. 3. Payment of Purchase Price. The Purchase Price for the Property shall be paid by Buyer as set forth below in this Paragraph 3. 3.1 Deposit. Within two (2) business days after the Opening of Escrow, Buyer shall deposit or cause to be deposited with Escrow Holder the Deposit. Escrow Holder shall immediately invest the Deposit in a federally-insured, interest-bearing account. Any interest earned on the Deposit shall be added to and constitute a portion of the “Deposit” for all purposes under the terms of this Agreement. If this Agreement has not been previously terminated by Buyer by delivery to Seller and Escrow Holder of a written notice of termination in accordance with the terms hereof prior to 5:00 p.m. Pacific time on the Contingency Date, then on or before 5:00 p.m. Pacific time on the Contingency Date, the Deposit shall not be refundable unless the transaction contemplated by this Agreement is not consummated as the result of Seller's default or the failure of an express condition precedent set forth in Paragraph 7.4 or 7.5 below. Upon the Close of Escrow (as defined below in Paragraph 4.2), the Deposit (and any interest earned on the Deposit) shall be credited toward payment of the Purchase Price. Notwithstanding any provision set forth in this Agreement, One Hundred Dollars ($100.00) of the Deposit shall be non-refundable in all events (other than Seller's default) and shall be paid to Seller in the event that this Agreement is terminated (other than due to Seller's default) at any time prior to the Close of Escrow (the "Independent Consideration"). The Independent Consideration shall be applicable to the Purchase Price at Closing (as defined below). 3.2 Cash Balance. No later than 11:00 a.m. Pacific time on the Closing Date, Buyer shall deposit or cause to be deposited, with Escrow Holder, in immediately available funds, the balance of the Purchase Price, and such other funds as may be necessary in accordance with the terms hereof to pay for Buyer's share of closing costs and charges set forth in Paragraph 10 below and Buyer's share of prorations set forth on the Proration and Expense Schedule (as defined below in Paragraph 11) payable pursuant to this Agreement. 3.3 Assumption of Obligations. As additional consideration for the purchase and sale of the Property, at Closing Buyer will: (a) assume and perform all of the covenants and obligations of Seller, Seller's predecessors in title and Seller's affiliates (i) pursuant to the contracts and any leases of tenants at the Property, including without limitation, those relating to any tenant deposits, to the extent arising on or after the Closing Date and (ii) pursuant to any leases of tenants at the Property regarding the physical, environmental or legal compliance status of the Property, whether arising before, on or after the Closing Date; and (b) assume and agree to discharge, perform and comply with each and every liability, duty, covenant, debt or obligation of Seller or any of its affiliates (i) resulting from, arising out of, or in any way related to the Materials (as defined below), past, present or future, known or unknown, and (ii) resulting from, arising out of, or in any way related to any licenses and permits, approvals, applications, certificates of occupancy, dedications, subdivision maps and entitlements now or hereafter issued, approved or granted by any governmental entity in connection with the Property and arising on or after the Closing Date. Buyer A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 4 5376942.5 hereby indemnifies and holds Seller harmless from and against any and all claims, liens, damages, demands, causes of action, liabilities, lawsuits, judgments, losses, costs and expenses (including but not limited to attorneys' fees and expenses) (collectively, “Claims”) asserted against or incurred by Seller and arising out of the failure of Buyer to perform its obligations pursuant to this Paragraph 3.3; provided, further, that Seller shall have no obligation to indemnify Buyer for any costs or expenses incurred by Buyer in its performance of its obligations pursuant to this Paragraph 3.3. The provisions of this Paragraph 3.3 shall survive the Closing without limitation. 4. Escrow. 4.1 Opening of Escrow. For the purposes of this Agreement, the Escrow shall be deemed opened ("Opening of Escrow") on the date Escrow Holder receives an original or electronic copy of this Agreement fully executed by Buyer and Seller, which shall occur no later than within two (2) business days after this Agreement is executed and delivered by the parties. Escrow Holder shall promptly notify Buyer and Seller in writing of the Opening of Escrow. Buyer and Seller agree to execute, deliver and be bound by any reasonable or customary supplemental escrow instructions or other instruments reasonably required by Escrow Holder to consummate the transaction contemplated by this Agreement; provided, however, that no such instruments shall be inconsistent or in conflict with, amend or supersede any portion of this Agreement. If there is any conflict or inconsistency between the terms of such instruments and the terms of this Agreement, then the terms of this Agreement shall control. Pursuant to Section 6045(e) of the Internal Revenue Code of 1986, as amended, Escrow Holder shall be designated the "Reporting Person" hereunder and shall be solely responsible for complying with the Tax Reform Act of 1986, as amended, with regard to reporting all settlement information to the Internal Revenue Service. 4.2 Close of Escrow. The Closing shall occur on the Closing Date. For purposes of this Agreement, the "Close of Escrow" or the "Closing" shall be the date that the Deed (as defined below in Paragraph 9.1.1) is recorded in the Official Records of the County (the "Official Records") or, if earlier, the date that the Title Company (as defined below) is irrevocably committed to issue the Title Policy (as defined below). Unless changed in writing by Buyer and Seller, the Close of Escrow shall occur on the Closing Date. 5. Condition of Title. Title to the Property shall be conveyed to Buyer by the Deed subject to the following approved conditions of title (collectively, the "Approved Title Conditions"). 5.1 Taxes. A lien to secure payment of real estate taxes not yet due and payable and a lien for any assessments not delinquent. 5.2 Approved Matters. Matters affecting the Property created by or with the written consent of Buyer or any affiliates thereof. 5.3 Additional Matters. Exceptions that are disclosed by the Report (as defined below in Paragraph 7.1) or any updates thereto and that are approved or deemed approved by Buyer in accordance with the terms of Paragraph 7.1 and matters set forth in the Deed. 5.4 Survey Matters. All matters that would be revealed or disclosed in an accurate survey or inspection of the Property. 5.5 Tenants. Interests of tenants in possession under leases, if any (respectively, the “Tenants” and “Leases”). A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5 5376942.5 5.6 Laws. All laws, ordinances, rules, regulations and restrictions affecting the Property. 6. Buyer's Title Insurance. At the Close of Escrow, the Title Company shall issue to Buyer its standard Owner's Policy of Title Insurance ("Title Policy") in the amount of the Purchase Price showing title to the Property vested in Buyer and subject to the Approved Title Conditions. Buyer shall have the right, at its sole expense, to request and obtain an ALTA extended coverage policy of title insurance, provided that such additional coverage shall not be a condition precedent to, or otherwise excuse or delay any of, Buyer's obligations under this Agreement. Buyer shall have sole responsibility for obtaining, and bearing the cost of, any survey required by the Title Company or desired by Buyer. 7. Conditions Precedent to the Close of Escrow for the Benefit of Buyer. The Close of Escrow and Buyer's obligation to consummate the transaction contemplated by this Agreement are subject to the timely satisfaction or written waiver of the following conditions precedent for Buyer's benefit by the dates designated below: 7.1 Title. Buyer shall have approved the legal description of the Property and any matters of title disclosed by the following documents (collectively, the "Title Documents") prepared and delivered to Buyer by the Title Company: (a) a standard preliminary title report prepared and issued by the Title Company with respect to the Property (the "Report"); and (b) copies of all recorded documents referred to in the Report. Seller shall endeavor to deliver to Buyer the Title Documents within five (5) business days after the Execution Date. Buyer shall have until 5:00 p.m. Pacific time on the date which is seven (7) days prior to the Contingency Date to deliver to Seller written notice ("Buyer's Title Notice") of Buyer's disapproval or conditional approval of any matters shown in or disclosed by the Title Documents. Buyer's failure to timely deliver Buyer's Title Notice shall be deemed to constitute Buyer's approval of all matters of title. If Buyer timely delivers to Seller Buyer's Title Notice, then Seller shall have the right, but not the obligation, to indicate which matters, if any, identified in Buyer's Title Notice will be satisfied or cured (and the manner in which such matters will be satisfied or cured) by the Closing Date by delivering written notice thereof to Buyer ("Seller's Title Notice") within five (5) business days after Seller's receipt of Buyer's Title Notice. Seller's failure to deliver Seller's Title Notice shall be deemed to constitute Seller's election not to satisfy or cure any of the matters set forth in Buyer's Title Notice. Buyer shall have until the Contingency Date to either (y) deliver written notice to Seller approving Seller's Title Notice (or deemed notice), in which case Seller shall satisfy or cure, as applicable, the matters set forth in Seller's Title Notice in the manner set forth therein, if applicable, and the matters set forth in Buyer's Title Notice which are not addressed in Seller's Title Notice shall be deemed to constitute Approved Title Conditions, or (z) disapprove Seller's Title Notice (or deemed notice), in which case this Agreement shall terminate, Escrow Holder shall promptly refund the Deposit (less the Independent Consideration and any title and escrow cancellation charges) and neither party hereunder shall have any further obligations or liabilities under this Agreement, except as specifically set forth herein. If Seller in its sole discretion elects to cure any matters set forth in Buyer's Title Notice, Seller shall have until the Closing Date to do so, provided failure to do so shall in no way be deemed a default by Seller hereunder. If such cure cannot be accomplished within such time, and Buyer has not waived its objections by the Closing Date, this Agreement shall terminate, the Deposit shall be returned to Buyer and neither party shall have any further obligations under this Agreement except as specifically set forth in this Agreement. Buyer's failure to timely notify Seller in writing on or before 5:00 p.m. (Pacific time) on the Contingency Date of its disapproval of any matters set forth in Seller's Title Notice (or deemed notice) shall be deemed Buyer's election to waive its title objections. 7.2 Physical Inspections and Studies. Subject to Paragraph 14 below, Buyer shall have the right to approve or disapprove, in Buyer's sole discretion, the results of Buyer's inspections, investigations, tests and studies, including, without limitation, investigations with regard to zoning, building codes and other governmental regulations, architectural inspections, engineering tests, and soils, seismic A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 6 5376942.5 and geologic reports with respect to the land on which the Property is located, inspections of all or any portion of the Property (including, without limitation, structural, mechanical and electrical systems, roofs, pavement, landscaping and public utilities), and any other physical inspections and/or investigations (collectively, the "Tests") as Buyer may elect to make or obtain in accordance with the terms of this Agreement by delivering written notice thereof to Seller and Escrow Holder on or before 5:00 p.m. Pacific time on the Contingency Date. Buyer's timely notice of disapproval of any of the Tests shall constitute Buyer's election to terminate this Agreement. Buyer's failure to timely disapprove the results of the Tests shall be deemed to constitute Buyer's approval thereof and waiver of this condition. 7.3 Review and Approval of Materials. Prior to 5:00 p.m. Pacific time on Contingency Date, Buyer may, on at least one (1) business days' notice to Seller, review any documents (other than the Excluded Materials [as defined below]) relating to the physical or environmental condition of the Property, any leases for tenants occupying the Property, and service contracts for the Property, that are located at Seller's offices or at the offices of Seller's property manager for the Property (such documents available for Buyer's review that are located at the offices of Seller or at the offices of Seller's property manager, are collectively referred to as the "Materials"). Seller makes no representations or warranties of any kind whatsoever to Buyer as to the accuracy or completeness of the content of the Materials or any other information delivered to or made available to Buyer pursuant to this Agreement, and Seller shall not have any liability or responsibility to Buyer with respect to the accuracy or completeness of any of the Materials or other information or based upon or arising out of any use Buyer may make of the Materials or other information. Buyer shall have the right to approve or disapprove the Materials in Buyer's sole discretion by delivering written notice thereof to Seller on or before 5:00 p.m. Pacific time on the Contingency Date, and, if Buyer disapproves of any such Materials (or if Buyer otherwise determines that the Property is not suitable for Buyer, in Buyer’s sole discretion, for any reason or no reason), Buyer may terminate this Agreement by written notice to Seller and the Escrow Holder on or before 5:00 p.m. Pacific time on the Contingency Date. Buyer's failure to timely disapprove the Materials shall be deemed to constitute Buyer's approval thereof and waiver of this condition. For purposes of this Agreement, the term "Excluded Materials" shall mean any appraisals, internal reports, valuations, other offers or agreements relating to the acquisition or sale of the Property, economic evaluations of the Property, documents pertaining to Seller's entity, reports regarding the Property prepared by Seller or any affiliate of Seller for the internal use or for the information of the investors in Seller, and any other proprietary information not relating to the physical condition of the Property. Buyer acknowledges that it has no right to review any of the Excluded Materials. Further, within five (5) business day of the Opening of Escrow, Seller shall make available to Buyer via virtual data room or other electronic format the Materials listed on Schedule 7.3 attached to this Agreement and incorporated herein, but only to the extent that such Materials relate to the Property, do not constitute Excluded Materials, and are in the possession or control of Seller or its property manager. 7.4 Tenant Estoppel Certificates; Condo Association Estoppels. Following the Opening of Escrow and continuing until the Close of Escrow, Seller shall use commercially reasonable efforts to obtain for the benefit of Buyer and any lender of Buyer estoppel certificates from the existing Tenants of the Property ("Tenant Estoppel Certificates") prior to the Closing Date. The Tenant Estoppel Certificates shall be substantially in the form of Exhibit F or in such other form which a particular tenant is required to execute pursuant to its Lease. Seller shall also use commercially reasonable efforts to obtain for the benefit of Buyer and any lender of Buyer an estoppel certificate from the Condo Association (as defined in Schedule 7.3) certifying that the Declaration(s) (as defined in Schedule 7.3) are unmodified and in full force and effect, that there are no uncured events of default with respect to the Property under the Declarations, the amount of any current general assessments and planned special assessments with respect to the Property (if any), and that there are no amounts currently owing from Buyer to the Association (an “Association Estoppel Certificate”). Notwithstanding anything to the contrary contained in this Agreement, Seller shall not be in default of this Agreement for failing to obtain the Tenant Estoppel A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 7 5376942.5 Certificates or the Association Estoppel Certificates, and receipt of the Tenant Estoppel Certificates and/or the Association Estoppel Certificates shall in no event be a condition precedent to Close of Escrow. 7.5 Representations and Warranties. Subject to any Representation Matters (as defined in Paragraph 13.1) discovered by Buyer or Seller, all representations and warranties of Seller contained in Paragraph 13.1 of this Agreement shall be true and correct in all material respects as of the date made and as of the Close of Escrow with the same effect as if those representations and warranties were made at and as of the Close of Escrow. 7.6 Covenants. By the Closing Date, Seller shall not be in material default in the performance of any material covenant or agreement to be performed by Seller under this Agreement. The conditions set forth in this Paragraph 7 are solely for the benefit of Buyer and may be waived only by Buyer. Buyer shall at all times have the right to waive any condition. Nothing contained in this Agreement shall require Seller to bring any suit or other proceeding or to pay any substantial sum, to satisfy any of such conditions. If any of the conditions in this Paragraph 7 is not timely satisfied or waived by Buyer, Buyer shall deliver written notice to Escrow Holder and Seller on or before the applicable date relating to such condition and describing the condition that has not been satisfied or waived, and unless such failure is due to a material default by Seller in which case the provisions of Paragraph 15 of this Agreement shall apply, Buyer shall have the right by such notice to terminate this Agreement and the Escrow. If Buyer timely terminates this Agreement in accordance with the foregoing, the Deposit (less the Independent Consideration), or such portion thereof that has theretofore been deposited by Buyer with Escrow Holder (less one-half of any escrow and title cancellation fees and costs) shall either be refunded to Buyer or paid over to Seller as provided herein, all documents deposited into Escrow shall be returned to the party depositing such documents, and neither party shall have any further rights or obligations under this Agreement, except for those rights or obligations which expressly survive the termination of this Agreement. If Buyer does not timely deliver notice of such failed conditions, Buyer shall be deemed to have waived the same. Buyer hereby acknowledges and agrees that, notwithstanding the failure of any condition or the breach of any obligation of Seller under this Agreement, the occurrence of the Closing shall constitute conclusive evidence that Seller has fully performed all of its obligations under this Agreement or that Buyer has waived any claim it may have with respect to the same. 8. Conditions Precedent to the Close of Escrow for the Benefit of Seller. The Close of Escrow and Seller's obligations with respect to the transaction contemplated by this Agreement are subject to the timely satisfaction or written waiver of the following conditions precedent for Seller's benefit by the dates designated below: 8.1 Buyer's Deliveries. Buyer shall have delivered to Escrow Holder the funds and documents described in and pursuant to Paragraph 9.2. 8.2 Representations and Warranties. All representations and warranties of Buyer contained in Paragraph 13.2 of this Agreement shall be true and correct in all material respects as of the date made and as of the Close of Escrow with the same effect as if those representations and warranties were made at and as of the Close of Escrow. 8.3 Covenants. By the Closing Date, Buyer shall not be in material default in the performance of any material covenant or agreement to be performed by Buyer under this Agreement. The conditions set forth in this Paragraph 8 are solely for the benefit of Seller and may be waived only by Seller. Seller shall at all times have the right to waive any condition. Any such waiver or waivers shall be in writing and shall be delivered to Buyer and Escrow Holder. If any of the conditions in A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 8 5376942.5 this Paragraph 8 is not satisfied or has not been so waived by Seller prior to the scheduled Closing Date, Seller shall deliver written notice to Buyer describing the condition that has not been satisfied or waived, and if such condition remains unsatisfied as of the scheduled Closing Date, then, subject to the provisions of Paragraph 15 of this Agreement, if applicable, Seller shall have the right to terminate this Agreement and the Escrow by written notice to Buyer and Escrow Holder. If Seller terminates this Agreement in accordance with the foregoing, the Deposit shall be paid over to Seller, all documents deposited into Escrow shall be returned to the party depositing such documents, and neither party shall have any further rights or obligations under this Agreement, except for those rights or obligations which expressly survive the termination of this Agreement. 9. Deliveries to Escrow Holder. 9.1 Deliveries by Seller. At least one (1) business day prior to the Closing Date, Seller shall deposit or cause to be deposited with Escrow Holder the following documents and instruments: 9.1.1 Deed. Seller shall deliver to Escrow Holder a grant deed in the form attached as Exhibit B, duly executed by Seller and acknowledged ("Deed"). 9.1.2 FIRPTA. Seller shall deliver to Escrow Holder a Transferor's Certification of Non-Foreign Status in the form attached as Exhibit C, duly executed by Seller and a California Form RE-593 duly executed by Seller (collectively, "FIRPTA Certificate"). 9.1.3 Lease Assignment. If applicable, Seller shall deliver to Escrow Holder four (4) original counterparts of an Assignment and Assumption of Leases in the form attached hereto as Exhibit D ("Lease Assignment"), duly executed by Seller. 9.1.4 General Assignment. Seller shall deliver to Escrow Holder four (4) original counterparts of a General Assignment and Bill of Sale in the form attached hereto as Exhibit E ("General Assignment"), duly executed by Seller. 9.1.5 Estoppel Certificates. To the extent received by and in the possession of Seller, Seller shall deliver to Escrow Holder original executed Tenant Estoppel Certificates and Association Estoppel Certificates. 9.2 Deliveries by Buyer. At least one (1) business day prior to the Closing Date (except for funds pursuant to Paragraph 9.2.1, which shall be deposited no later than 11:00 a.m. Pacific time on the Closing Date), Buyer shall deposit or cause to be deposited with Escrow Holder the following: 9.2.1 Funds. Buyer shall deliver to Escrow Holder funds which are to be applied toward payment of the Purchase Price in the amounts and at the times designated above in Paragraph 3 (as adjusted by the Proration and Expense Schedule). 9.2.2 Lease Assignment. Buyer shall deliver to Escrow Holder four (4) original counterparts of the Lease Assignment duly executed by Buyer. 9.2.3 General Assignment. Buyer shall deliver to Escrow Holder four (4) original counterparts of the General Assignment duly executed by Buyer. 9.2.4 PCOR. Buyer shall deliver to Escrow Holder a duly executed Preliminary Change in Ownership Report, in a form approved by the Title Company and Seller. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 9 5376942.5 10. Costs and Expenses. If the transaction contemplated by this Agreement is consummated, then Seller shall bear the following costs and expenses: (A) one-half (1/2) of Escrow Holder's fees; (B) documentary transfer taxes payable in connection with the recording of the Deed; (C) the premium for a ALTA standard coverage owner's policy of title insurance in the amount of the Purchase Price; and (D) Seller's share of prorations. If the transaction contemplated by this Agreement is consummated, then Buyer shall bear the following costs and expenses: (W) all costs of the Title Policy in excess of the portion of the premium described in (C) above, including any cost attributable to ALTA extended coverage, if any, the cost of any survey and the cost of any endorsements to the Title Policy; (X) all document recording charges; (Y) one-half (1/2) of Escrow Holder's fees; and (Z) Buyer's share of prorations. If, as a result of no fault of Buyer or Seller, Escrow fails to close, Seller shall bear the cost of the Report (if any), Buyer and Seller shall share equally all of Escrow Holder's fees and charges (other than the Report); however, if the transaction fails to close as the result of the default of either party, then such defaulting party shall bear all Escrow Holder's fees and expenses. Buyer shall bear all costs associated with its due diligence inspections regarding the Property. Subject to the provisions of Paragraph 18 below, each party shall bear the cost of its own attorneys and consultants. All other costs and expenses shall be allocated between Buyer and Seller in accordance with the customary practice of the City and County for transactions of this type. 11. Prorations. 11.1 All revenues and expenses relating to the Property, including without limitation, real property taxes and assessments, utility charges and the like, shall be prorated on an accrual basis as of the Close of Escrow; provided, however, rentals (if any) shall be prorated on a cash received basis. Such proration shall be made as of 12:01 A.M. (Pacific time) on the Closing Date (the "Proration Time"). If any rents under any of the leases for space at the Property shall be accrued and unpaid at the Closing Date, the rents collected by Buyer on or after the Closing Date shall first be applied to rents due at the time of such collection on or after the Closing Date, with the balance payable to the Seller to the extent of rents delinquent as of the Closing Date; provided that Buyer shall use commercially reasonable diligent efforts to collect any delinquent rents, but shall not be required to institute any proceeding or incur any material out-of-pocket costs to collect any rents accrued and unpaid on the Closing Date. Seller shall not be entitled to bring any actions or proceedings against any Tenant(s) for such delinquencies. If the parties are unable to obtain final meter readings from all applicable meters as of the Close of Escrow, such expenses shall be reasonably estimated as of the Close of Escrow on the basis of the prior operating history of the Property. All monthly prorations shall be calculated on actual days of the applicable month and all annual prorations shall be calculated based on a 365-day year. Not less than five (5) business days prior to the Close of Escrow, Seller and Buyer shall agree upon a schedule of expenses and prorations ("Proration and Expense Schedule"). If any prorations, apportionments or computations made under this Paragraph 11 shall require final adjustment because the information is unavailable at the Proration Time, then the parties shall make the appropriate adjustments promptly when accurate information becomes available and either party hereto shall be entitled to an adjustment to correct the same. Such adjustments shall be made as soon as complete and accurate information becomes available, but in all events no later than 180 days after the Closing. Any corrected adjustment or proration shall be paid promptly in cash to the party entitled thereto. 11.2 Seller shall pay over to or credit Buyer at Closing (i) any cash security deposits (together with any interest accrued thereon which inures to the benefit of Tenant pursuant to the terms of the applicable Lease) held by Seller pursuant to any Leases of Tenants at the Property, if any, (ii) any unpaid or unaccrued tenant improvement allowance or free rent concession owing to any Tenant(s) under the Lease(s), if any, and (iii) any brokerage commissions owing in connection with the Leases as of the Close of Escrow, if any. Notwithstanding the foregoing, subject to Section 21.2 below, all tenant improvement costs and allowances and all brokerage commissions and finders fees shall be prorated with respect to all leases and lease modifications entered into between the Execution Date and the Closing Date (if any, each being a “New Lease”) based on the portion of the lease term that pertains to periods on or after the Closing, A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 10 5376942.5 with Seller only being responsible for such costs multiplied by a fraction, the numerator of which is the number of days prior to the Closing that Seller has received rent from such tenant under the new lease or lease modification and the denominator of which is the total number of days in such new lease term, and Buyer being solely responsible for the balance of such costs. 11.3 Notwithstanding Paragraph 11.1 to the contrary, Tenant(s) (if any) may be obligated to pay, as additional rent, certain pass-throughs of operating and similar expenses pursuant to the terms of the applicable Lease(s) (collectively, “Additional Rents”), if any. As to any Additional Rents that are based on estimates and that are subject to adjustment or reconciliation pursuant to such Leases after the Closing Date, prior to the Close of Escrow, Seller shall provide Buyer with a summary (the “Stub Period Amounts Reconciliation”) of the amounts of Additional Rent collected by Seller and the applicable costs and expenses expended by Seller for the period from January 1, 2024 through and including the last day of the month in which the Closing Date occurs (the “Stub Period Amounts”); it being understood that certain Stub Period Amounts, if not based on actual amounts (such as certain operating expenses for the month in which the Closing Date occurs), may be reasonably estimated by Seller. Any amount shown to be owed by Seller to the Tenants of the Property under the Stub Period Amounts Reconciliation shall be credited to Buyer at the Closing, and any amounts shown to be owed to Seller by Tenants of the Property under the Stub Period Amounts Reconciliation shall be credited to Seller at the Closing. The obligations of the parties under this Paragraph 11 shall survive the Close of Escrow for nine (9) months and shall not merge with the Deed. 12. Disbursements and Other Actions by Escrow Holder. Upon the Close of Escrow, Escrow Holder shall promptly undertake all of the following in the manner and order set forth. 12.1 Disburse Funds. Escrow Holder shall credit all matters addressed in Paragraphs 3 and 10 and prorate all matters addressed in Paragraph 11 based upon the Proration and Expense Schedule and disburse the balance of the Purchase Price to Seller promptly upon the Close of Escrow and remaining funds, if any, to Buyer. 12.2 Recording. Escrow Holder shall cause the Deed, and any other documents which the parties hereto may mutually direct, to be recorded in the Official Records and obtain conformed copies thereof for distribution to Buyer and Seller. 12.3 Documents to Seller. Escrow Holder shall disburse to Seller two (2) originals of the Lease Assignment, two (2) originals of the General Assignment and one (1) conformed copy of the Deed. 12.4 Documents to Buyer. Escrow Holder shall deliver to Buyer the original FIRPTA Certificate executed by Seller, two (2) originals of the Lease Assignment, two (2) originals of the General Assignment, originals of any Tenant Estoppel Certificates, and one (1) conformed copy of the Deed. 12.5 Title Company. Escrow Holder shall direct the Title Company to issue the Title Policy to Buyer. 13. Representations and Warranties. 13.1 Seller's Representations and Warranties. In consideration of Buyer entering into this Agreement and as an inducement to Buyer to buy the Property, Seller makes the following representations and warranties, each of which is material and is being relied upon by Buyer (and the truth and accuracy of which shall constitute a condition precedent to Buyer's obligations hereunder). The phrase A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 11 5376942.5 "to Seller's knowledge" used herein, shall mean the actual, then current knowledge of Matthew Schreiber without any undertaking or duty to undertake any independent investigation or inquiry and shall not include any facts that are known or that become known to Buyer or Buyer's agents, employees, contractors, attorneys or representatives. In no event shall Matthew Schreiber have any personal liability under this Agreement. 13.1.1 Formation, Existence, Power. Seller is duly formed and in existence in the jurisdiction of its formation and is qualified to do business in the jurisdiction in which the Property is located; Seller has the legal power, right and authority to enter into this Agreement and the instruments referenced herein, and to consummate the transaction contemplated by this Agreement. 13.1.2 Requisite Action. All requisite action (corporate, trust, partnership or otherwise) has been taken by Seller in connection with entering into this Agreement, the instruments referenced herein, and the consummation of the transaction contemplated by this Agreement. No consent of any partner, shareholder, trustee, trustor, beneficiary, creditor, investor, judicial or administrative body, governmental authority or other party is required for Seller to consummate the transaction contemplated by this Agreement. 13.1.3 Individual Authority. The individuals executing this Agreement and the instruments referenced herein on behalf of Seller and the partners of Seller, if any, have the legal power, right, and actual authority to bind Seller to the terms and conditions hereof and thereof. 13.1.4 No Conflict. Neither the execution and delivery of this Agreement and the documents and instruments referenced herein, nor the occurrence of the obligations set forth herein, nor the consummation of the transaction contemplated herein, nor compliance with the terms of this Agreement and the documents and instruments referenced herein conflict with or result in the material breach of any terms, conditions or provisions of, or constitute a default under, any bond, note, or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan, partnership agreement, lease or other agreement or instrument to which Seller is a party or affecting the Property. 13.1.5 Bankruptcy. Seller has not (a) commenced a voluntary case, or had entered against it a petition, for relief under any federal bankruptcy act or any similar petition, order or decree under any federal or state law or statute relative to bankruptcy, insolvency or other relief for debtors, (b) caused, suffered or consented to the appointment of a receiver, trustee, administrator, conservator, liquidator, or similar official in any federal, state, or foreign judicial or non-judicial proceeding, to hold, administer and/or liquidate all or substantially all of its assets, or (c) made an assignment for the benefit of creditors. 13.1.6 Leases; Rent Roll. To Seller’s knowledge, Seller has delivered to Buyer true and complete copies of all Leases (including any amendments or modifications thereto), if any, and there are no Leases or tenants or other persons or entities with rights to the Property, except for Lease(s) that have been delivered to Buyer in accordance with Paragraph 7.3 above. The Rent Roll delivered to Buyer pursuant to Paragraph 7.3 above is accurate with respect to each Lease. Except as disclosed in the Rent Roll, there are no unaccrued free rent periods or tenant improvement allowances or other cash concessions owing to any Tenant. Seller has not received any notice of any uncured event of default under a Lease, and no commissions are owing with respect to any existing Lease (excluding any New Leases), except for commission that will be paid by Seller as of the Close of Escrow, if any. 13.1.7 Violations. No written notice has been served on or delivered to Seller from any entity, governmental body or individual claiming any violation of any statutes and laws by Seller which violation remains uncured. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 12 5376942.5 13.1.8 Litigation; Condemnation. Seller has not received written notice that there are pending or threatened condemnation, eminent domain, litigation or similar proceedings involving all or any portion of the Property. The representations and warranties of Seller set forth in this Paragraph 13.1 shall survive the Close of Escrow for a period of six (6) months, but not thereafter, it being the intention of the parties that all suits or actions for breach of any such representations and warranties must be commenced, if at all, within said six (6) months of the Close of Escrow or they shall be forever barred. Notwithstanding the foregoing, if, prior to the Closing Date, Buyer or Seller should learn, discover or become aware of any existing or new item, fact or circumstance which renders a representation or warranty of Seller set forth herein incorrect or untrue in any material respect (collectively, the "Representation Matter"), then the party who has learned, discovered or become aware of such Representation Matter shall promptly give written notice thereof to the other party and Seller's representations and warranties shall be automatically limited to account for the Representation Matter. If, prior to the Closing Date, Buyer discovers or is notified of a Representation Matter that has a material, adverse impact on the value of the Property, then, subject to Paragraph 15.2 (if applicable), Buyer shall have the right, as its sole remedy to terminate this Agreement and obtain a refund of the Deposit (less the Independent Consideration) by providing written notice thereof to Seller no later than five (5) business days after Buyer learns or is notified of such Representation Matter; provided, however, Buyer shall have no right to terminate this Agreement for any Representation Matter arising from a change in circumstances that is either (a) outside of the control of Seller or (b) otherwise permitted under this Agreement. Upon such termination, neither party hereunder shall have any further obligations or liabilities under this Agreement except as specifically set forth herein. If Buyer does not timely terminate this Agreement, then Seller's representations and warranties shall be automatically limited to account for the Representation Matter, Buyer shall be deemed to have waived Buyer's right to pursue any remedy for breach of the representation or warranty made untrue on account of such Representation Matter, and the parties shall proceed to the Close of Escrow. 13.2 Buyer's Representations and Warranties. In consideration of Seller entering into this Agreement and as an inducement to Seller to sell the Property, Buyer makes the following representations and warranties, each of which is material and is being relied upon by Seller (and the truth and accuracy of which shall constitute a condition precedent to Seller's obligations hereunder). 13.2.1 Power. Buyer has the legal power, right and authority to enter into this Agreement and the instruments referenced herein, and to consummate the transaction contemplated by this Agreement. 13.2.2 Requisite Action. All requisite action (corporate, trust, partnership or otherwise) has been taken by Buyer in connection with entering into this Agreement and the instruments referenced herein; and, by the Close of Escrow all such necessary action will have been taken to authorize the consummation of the transaction contemplated by this Agreement. By the Close of Escrow no additional consent of any partner, shareholder, trustee, trustor, beneficiary, creditor, investor, judicial or administrative body, governmental authority or other party shall be required for Buyer to consummate the transaction contemplated by this Agreement. 13.2.3 Individual Authority. The individuals executing this Agreement and the instruments referenced herein on behalf of Buyer have the legal power, right, and actual authority to bind Buyer to the terms and conditions hereof and thereof. 13.2.4 No Conflict. Neither the execution and delivery of this Agreement and the documents and instruments referenced herein, nor the occurrence of the obligations set forth herein, nor the consummation of the transaction contemplated herein, nor compliance with the terms of this Agreement A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 13 5376942.5 and the documents and instruments referenced herein conflict with or result in the material breach of any terms, conditions or provisions of, or constitute a default under, any bond, note, or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan, partnership agreement, lease or other agreement or instrument to which Buyer is a party. 13.2.5 Bankruptcy. Buyer has not (a) commenced a voluntary case, or had entered against it a petition, for relief under any federal bankruptcy act or any similar petition, order or decree under any federal or state law or statute relative to bankruptcy, insolvency or other relief for debtors, (b) caused, suffered or consented to the appointment of a receiver, trustee, administrator, conservator, liquidator, or similar official in any federal, state, or foreign judicial or non-judicial proceeding, to hold, administer and/or liquidate all or substantially all of its assets, or (c) made an assignment for the benefit of creditors. 13.2.6 Prohibited Persons and Transactions. Neither Buyer nor any of its affiliates, nor any of their respective members, and none of their respective officers or directors is, nor prior to Closing or the earlier termination of this Agreement, will they become, a person or entity with whom U.S. persons or entities are restricted from doing business under regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury (including those named on OFAC’s Specially Designated Blocked Persons List) or under any U.S. statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism) or other governmental action and is not and prior to Closing or the earlier termination of this Agreement will not engage in any dealings or transactions with or be otherwise associated with such persons or entities. 13.3 As-Is/Release. AS A MATERIAL INDUCEMENT TO THE EXECUTION AND DELIVERY OF THIS AGREEMENT BY SELLER AND THE PERFORMANCE BY SELLER OF ITS DUTIES AND OBLIGATIONS HEREUNDER, BUYER DOES HEREBY ACKNOWLEDGE, REPRESENT, WARRANT AND AGREE, TO AND WITH THE SELLER, THAT, (A) EXCEPT AS EXPRESSLY SET FORTH IN PARAGRAPH 13.1 AND FOR THE DURATION THEREOF, BUYER IS PURCHASING THE PROPERTY IN AN "AS-IS" AND “WHERE IS” CONDITION, WITH ALL FAULTS, AS OF THE DATE OF THE CLOSE OF ESCROW WITH RESPECT TO ANY FACTS, CIRCUMSTANCES, CONDITIONS AND DEFECTS; (B) SELLER HAS NO OBLIGATION TO REPAIR OR CORRECT ANY SUCH FACTS, CIRCUMSTANCES, CONDITIONS OR DEFECTS OR COMPENSATE BUYER FOR SAME; (C) BY THE CLOSE OF ESCROW, BUYER SHALL HAVE UNDERTAKEN ALL SUCH PHYSICAL INSPECTIONS AND EXAMINATIONS OF THE PROPERTY AS BUYER DEEMS NECESSARY OR APPROPRIATE UNDER THE CIRCUMSTANCES, AND THAT BASED UPON SAME, BUYER IS AND WILL BE RELYING STRICTLY AND SOLELY UPON SUCH INSPECTIONS AND EXAMINATIONS AND THE ADVICE AND COUNSEL OF ITS AGENTS AND OFFICERS (AND NOT UPON ANY REPRESENTATIONS OR WARRANTIES OF SELLER), AND BUYER IS AND WILL BE FULLY SATISFIED THAT THE PURCHASE PRICE IS FAIR AND ADEQUATE CONSIDERATION FOR THE PROPERTY; (D) EXCEPT AS EXPRESSLY SET FORTH IN PARAGRAPH 13.1 AND FOR THE DURATION THEREOF, SELLER IS NOT MAKING AND HAS NOT MADE ANY WARRANTY OR REPRESENTATION WITH RESPECT TO ALL OR ANY PART OF THE PROPERTY (INCLUDING, BUT NOT LIMITED TO, ANY MATTERS CONTAINED IN DOCUMENTS MADE AVAILABLE OR DELIVERED TO BUYER IN CONNECTION WITH THIS AGREEMENT), AND ANY WARRANTY OR REPRESENTATION MADE IN PARAGRAPH 13.1 HAS NOT BEEN MADE AS AN INDUCEMENT TO BUYER TO ENTER INTO THIS ESCROW AND THEREAFTER TO PURCHASE THE PROPERTY OR FOR ANY OTHER PURPOSE; (E) IN FURTHERANCE OF, AND NOT IN LIMITATION OF, THE FOREGOING, SELLER HAS AND HEREBY SPECIFICALLY DISCLAIMS, AND NEITHER IT NOR ANY OTHER PERSON IS MAKING, ANY REPRESENTATION, A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 14 5376942.5 WARRANTY, ASSURANCE , PROMISE, COVENANT, AGREEMENT OR GUARANTY WHATSOEVER TO BUYER AND NO WARRANTIES, REPRESENTATIONS, ASSURANCES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTEES OF ANY KIND OR CHARACTER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, ARE MADE BY SELLER OR RELIED UPON BY BUYER WITH RESPECT TO THE PROPERTY (OR ANY PORTION THEREOF), THE STATUS OF TITLE TO OR THE MAINTENANCE, REPAIR, CONDITION, DESIGN, LEASING OR MARKETABILITY OF THE PROPERTY, OR ANY PORTION THEREOF; (F) THE FOREGOING DISCLAIMERS OF REPRESENTATIONS, WARRANTIES, ASSURANCES, PROMISES, COVENANTS, AGREEMENTS AND GUARANTEES INCLUDE, BUT ARE NOT LIMITED TO, DISCLAIMERS IN CONNECTION WITH, AND/OR WITH RESPECT TO, THE FOLLOWING MATTERS (ALL OF WHICH ARE HEREBY SPECIFICALLY DISCLAIMED BY SELLER, AND ALL OF WHICH BUYER HEREBY ACKNOWLEDGES IT IS NOT RELYING UPON): (I) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY OR MARKETABILITY, (II) ANY IMPLIED OR EXPRESS WARRANTY OF HABITABILITY OR FITNESS FOR A PARTICULAR PURPOSE, (III) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, (IV) ANY RIGHTS OF BUYER UNDER APPROPRIATE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION, (V) ANY CLAIM BY BUYER FOR DAMAGES BECAUSE OF DEFECTS, WHETHER KNOWN OR UNKNOWN, NOW OR HEREAFTER EXISTING, WITH RESPECT TO THE PROPERTY OR THE PERSONAL PROPERTY RELATING TO THE PROPERTY, (VI) THE FINANCIAL CONDITION OR PROSPECTS OF THE PROPERTY AND, (VII) LEASES OR OCCUPANCY AGREEMENTS WITH RESPECT TO THE PROPERTY OR THE ABILITY TO LEASE THE PROPERTY OR ANY PORTION THEREOF, (VIII) THE COMPLIANCE OR LACK THEREOF OF THE PROPERTY OR ANY PORTION THEREOF (OR THE OPERATION THEREOF) WITH GOVERNMENTAL OR QUASI-GOVERNMENTAL LAWS, RULES, ORDINANCES OR REGULATIONS (INCLUDING, WITHOUT LIMITATION, ANY ZONING LAWS, ORDINANCES OR REQUIREMENTS), (IX) THE NATURE, QUALITY OR PHYSICAL CONDITION OF THE PROPERTY, (X) THE CONSTRUCTION OF THE PROPERTY OR WHETHER THERE EXISTS ANY CONSTRUCTION DEFECTS THEREIN, (XI) THE WATER, SOIL AND GEOLOGY OF THE PROPERTY OR RELATING THERETO, (XII) THE INCOME TO BE DERIVED FROM THE PROPERTY, (XIII) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH BUYER MAY CONDUCT THEREON, (XIV) THE COMPLIANCE OF OR BY THE PROPERTY (OR THE OPERATION THEREOF) WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY OTHER BODY HAVING JURISDICTION THEREOVER, (XV) THE STATUS OR CONDITION OF ENTITLEMENTS PERTAINING TO THE PROPERTY, (XVI) ANY MATTER REGARDING TERMITES OR WASTES, AS DEFINED BY THE U.S. ENVIRONMENTAL PROTECTION AGENCY REGULATIONS AT 40 C.F.R., (XV) ANY MATTERS RELATING TO HAZARDOUS MATERIALS, HAZARDOUS SUBSTANCES OR ENVIRONMENTAL LAWS, RULES, REGULATIONS OR REQUIREMENTS, AND (XVI) THE ADEQUACY OF PARKING IN CONNECTION WITH THE PROPERTY, AND (G) BY REASON OF ALL OF THE FOREGOING, BUYER SHALL ASSUME THE FULL RISK OF ANY LOSS OR DAMAGE OCCASIONED BY ANY FACT, CIRCUMSTANCE, CONDITION OR DEFECT PERTAINING TO THE PROPERTY, INCLUDING WITHOUT LIMITATION THE PRESENCE OF ANY ASBESTOS CONTAINING MATERIAL, HAZARDOUS, TOXIC OR RADIOACTIVE WASTE, SUBSTANCE OR MATERIALS IN, ON, UNDER OR ABOUT THE PROPERTY, AND BUYER HEREBY EXPRESSLY AND UNCONDITIONALLY WAIVES AND RELEASES SELLER AND ALL OF ITS PARENTS, SUBSIDIARIES, AFFILIATES AND PARTNERSHIPS, OFFICERS, DIRECTORS, PROPERTY MANAGERS, ASSET MANAGERS, MANAGERS, SHAREHOLDERS, PARTNERS, MEMBERS, REPRESENTATIVES, AGENTS AND EMPLOYEES, AND THEIR RESPECTIVE SUCCESSORS, HEIRS AND ASSIGNS AND EACH OF THEM (INDIVIDUALLY AND COLLECTIVELY, THE "RELEASED PARTIES") FROM ANY AND ALL RIGHTS AND CLAIMS AGAINST SELLER AND/OR THE RELEASED PARTIES WITH RESPECT TO THE PROPERTY OR MATTERS A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 15 5376942.5 RELATING TO THE PROPERTY (INCLUDING WITHOUT LIMITATION (I) THE CONDITION, VALUATION, MARKETABILITY OR UTILITY OF THE PROPERTY, (II) IN CONNECTION WITH ANY LEASES OR OCCUPANCY AGREEMENTS RELATING TO THE PROPERTY, (III) ANY RIGHTS OF BUYER UNDER THE STATE OR FEDERAL COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT, AS AMENDED FROM TIME TO TIME, ANY OTHER ENVIRONMENTAL OR HAZARDOUS MATERIAL LAWS OR OTHER SIMILAR LAWS, (IV) IN CONNECTION WITH LATENT, PATENT, ALLEGED OR ACTUAL DESIGN OR CONSTRUCTION DEFICIENCIES OR DEFECTS (WHETHER RESULTING FROM ANY ACTS OR OMISSIONS OF SELLER, ANY SELLER PARTY, ANY PRIOR OWNER OF ALL OR ANY PORTION OF THE PROPERTY, OR ANY OTHER PARTY), AND (VI) ANY OTHER MATTERS REFERENCED IN THIS PARAGRAPH 13.3). BUYER ACKNOWLEDGES AND AGREES THAT THE FOREGOING WAIVER AND RELEASE INCLUDES ALL RIGHTS AND CLAIMS OF BUYER (AND ANY PERSON OR ENTITY CLAIMING BY, OR THROUGH, BUYER) AGAINST SELLER AND/OR ANY OTHER RELEASED PARTIES PERTAINING TO THE PROPERTY, WHETHER HERETOFORE OR NOW EXISTING OR HEREAFTER ARISING, OR WHICH COULD, MIGHT, OR MAY BE CLAIMED TO EXIST, OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, LIQUIDATED OR UNLIQUIDATED, EACH AS THOUGH FULLY SET FORTH HEREIN AT LENGTH, WHICH IN ANY WAY ARISE OUT OF, OR ARE CONNECTED WITH, OR RELATE TO, THE PROPERTY. THIS RELEASE INCLUDES CLAIMS OF WHICH BUYER IS PRESENTLY UNAWARE OF WHICH BUYER DOES NOT PRESENTLY SUSPECT TO EXIST WHICH, IF KNOWN BY BUYER, WOULD MATERIALLY AFFECT BUYER'S RELEASE TO SELLER AND/OR THE OTHER RELEASED PARTIES. IN CONNECTION AND TO THE EXTENT PERMITTED BY LAW, BUYER HEREBY AGREES, REPRESENTS AND WARRANTS THAT BUYER REALIZES AND ACKNOWLEDGES THAT FACTUAL MATTERS NOW UNKNOWN TO IT MAY HAVE GIVEN OR MAY HEREAFTER GIVE RISE TO CAUSES OF ACTION, CLAIMS, DEMANDS, DEBTS, CONTROVERSIES, DAMAGES, COSTS, LOSSES AND EXPENSES WHICH ARE PRESENTLY UNKNOWN, UNANTICIPATED AND UNSUSPECTED, AND BUYER FURTHER AGREES, REPRESENTS AND WARRANTS THAT THE WAIVERS AND RELEASES HEREIN HAVE BEEN NEGOTIATED AND AGREED UPON IN LIGHT OF THAT REALIZATION AND THAT BUYER NEVERTHELESS HEREBY INTENDS TO RELEASE, DISCHARGE AND ACQUIT SELLER AND THE OTHER RELEASED PARTIES FROM ANY SUCH UNKNOWN CAUSES OF ACTION, CLAIMS, DEMANDS, DEBTS, CONTROVERSIES, DAMAGES, COSTS, LOSSES AND EXPENSES. THE FOREGOING WAIVERS AND RELEASES BY BUYER SHALL SURVIVE (A) THE CLOSING AND THE RECORDATION OF THE DEED, AND SHALL NOT BE DEEMED MERGED INTO THE DEED UPON ITS RECORDATION, AND/OR (B) ANY TERMINATION OF THIS AGREEMENT. NOTWITHSTANDING ANY OF THE FOREGOING TO THE CONTRARY, BUYER HAS NOT RELEASED SELLER FOR ANY ACTUAL FRAUD COMMITTED BY SELLER AND UNKNOWN TO BUYER AS OF THE CLOSE OF ESCROW. BUYER EXPRESSLY WAIVES THE BENEFITS OF SECTION 1542 OF THE CALIFORNIA CIVIL CODE, WHICH PROVIDES AS FOLLOWS: "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, AND THAT, IF KNOWN BY HIM OR HER WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY." BUYER'S INITIALS A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 16 5376942.5 14. Access. Provided that Buyer is not in default of its obligations under this Agreement, then from and after the Opening of Escrow through the earlier of the termination of this Agreement or the Closing Date, Buyer, its agents, consultants, contractors and subcontractors shall have the right, at reasonable times upon at least 48 hours prior written notice to Seller, subject to the rights of all tenants and occupants of the Property, and provided that Buyer has coordinated with Seller so as to afford Seller a reasonable opportunity to have a representative present at all such times, to enter upon the Property to conduct or make any and all non-intrusive and non-invasive inspections and Tests as may be necessary or desirable, subject to the limitations set forth below in this Paragraph 14. The scope of any analysis which requires physical sampling or any other invasive or intrusive testing of all or any part of the Property shall be subject to: (a) the prior written approval of Seller, which Seller may withhold or condition in its sole discretion, (b) Seller's receipt of written evidence that Buyer has procured the insurance required pursuant to this Paragraph 14, and (c) the requirement that Buyer dispose of all such test samples in accordance with applicable law and at no cost or liability to Seller. Nothing herein shall authorize any subsurface testing or drilling on the Property by Buyer or its environmental consultant unless specifically approved in writing by Seller, which Seller may condition or deny in its sole discretion. Buyer shall obtain or cause its consultants to obtain (and provide evidence to Seller), at Buyer's sole cost and expense, prior to commencement of any investigative activities on the Property, a policy of commercial general liability insurance covering any and all liability of Buyer and Seller with respect to or arising out of any investigative activities. Such policy of insurance shall be from an insurance company acceptable to Seller and name Seller as an additional insured and shall be kept and maintained in force during the term of this Agreement and so long thereafter as necessary to cover any claims of damages suffered by persons or property resulting from any acts or omissions of Buyer, Buyer's employees, agents, contractors, suppliers, consultants or other related parties. Such policy of insurance shall have liability limits of not less than Two Million Dollars ($2,000,000.00) combined single limit per occurrence for bodily injury, personal injury and property damage liability. If this Agreement is terminated prior to the Close of Escrow, Buyer hereby agrees to provide to Seller, within ten (10) days following such termination, a true and complete copy of all tests, reports, studies and the like generated by such vendor in connection with Buyer's inspection of the Property, to the extent in Buyer’s possession or control. Buyer shall keep all documents and information received from Seller and/or its agents and the results of all of its inspections, studies, investigations, analysis, reports and the like confidential except as required by law and except for disclosures made to Buyer's agents, consultants and employees. Buyer hereby indemnifies, defends and holds the Property, Seller and their respective officers, directors, shareholders, members, participants, affiliates, employers, representatives, invitees, agents and contractors free and harmless from and against any and all claims, costs, losses, liabilities, damages or expenses arising out of or resulting from such entry by Buyer, its agents, consultants, contractors and subcontractors or Buyer's breach of its obligations under this Paragraph 14. Additionally, Buyer shall immediately, at its sole cost and expense, repair any and all damage arising out of or resulting from such entry and any acts or omissions by Buyer, its agents, employees, consultants, contractors and subcontractors. Furthermore, Buyer hereby agrees not to contact any tenants or other occupants of the Property nor any governmental agencies with respect to the Property without Seller's prior written consent, which Seller may withhold or condition in its reasonable discretion (including, without limitation, requiring that a Seller representative be present). Buyer shall keep the Property free and clear of any mechanics' liens or materialmen's liens related to Buyer's inspection and the other activities contemplated in this Paragraph 14. All of Buyer's obligations set forth in this Paragraph 14 shall survive the Close of Escrow and shall not be merged with the Deed, and shall survive the termination of this Agreement and Escrow prior to the Close of Escrow, and shall not be limited by any provision of this Agreement. 15. Default. 15.1 BUYER'S DEFAULT. IF BUYER FAILS TO COMPLETE THE PURCHASE OF THE PROPERTY AS PROVIDED IN THIS AGREEMENT BY REASON OF ANY A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 17 5376942.5 DEFAULT OF BUYER, SELLER'S SOLE REMEDY (EXCEPT AS PROVIDED BELOW) SHALL BE TO TERMINATE THIS AGREEMENT AND RECEIVE THE DEPOSIT AS LIQUIDATED DAMAGES AND SELLER SHALL BE RELEASED FROM ITS OBLIGATION TO SELL THE PROPERTY TO BUYER. BUYER AND SELLER AGREE THAT IT WOULD BE IMPRACTICAL AND EXTREMELY DIFFICULT TO ESTIMATE THE DAMAGES WHICH SELLER MAY SUFFER IN THE EVENT BUYER DEFAULTS HEREUNDER AND FAILS TO COMPLETE THE PURCHASE OF THE PROPERTY AS HEREIN PROVIDED. BUYER AND SELLER THEREFORE AGREE THAT A REASONABLE PRESENT ESTIMATE OF THE NET DETRIMENT THAT SELLER WOULD SUFFER IN THE EVENT OF BUYER'S DEFAULT OR BREACH HEREUNDER IS AN AMOUNT OF MONEY EQUAL TO THE DEPOSIT WHICH SHALL BE THE FULL, AGREED AND LIQUIDATED DAMAGES. THE PARTIES ACKNOWLEDGE THAT THE PAYMENT OF SUCH LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF CALIFORNIA CIVIL CODE SECTIONS 3275 OR 3369, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER PURSUANT TO CALIFORNIA CIVIL CODE SECTIONS 1671, 1676 AND 1677. THE FOREGOING SHALL NOT LIMIT SELLER'S REMEDIES WITH RESPECT TO BUYER'S OBLIGATIONS (INCLUDING, WITHOUT LIMITATION, ITS INDEMNIFICATION OBLIGATIONS) UNDER PARAGRAPHS 14 AND 17 OF THIS AGREEMENT AND THE ATTORNEYS' FEES PROVISION SET FORTH IN PARAGRAPH 18 BELOW. SELLER'S INITIALS BUYER'S INITIALS 15.2 SELLER'S DEFAULT. IF SELLER DEFAULTS UNDER THIS AGREEMENT AND FAILS TO COMPLETE THE PURCHASE AS PROVIDED HEREIN, THEN BUYER SHALL BE ENTITLED, AS ITS SOLE AND EXCLUSIVE REMEDY, WHETHER AT LAW OR IN EQUITY, EITHER (A) TO TERMINATE THIS AGREEMENT AND RECOVER ITS DEPOSIT OR (B) IN LIEU OF TERMINATING THE AGREEMENT AND RECOVERING ITS DEPOSIT, BUYER SHALL BE ENTITLED TO PURSUE SPECIFIC PERFORMANCE OF THE CONVEYANCE OF THE PROPERTY WITHOUT RIGHT TO ANY DAMAGES OR OTHER EQUITABLE RELIEF WHATSOEVER, BUT ONLY IF BUYER DEPOSITS WITH ESCROW HOLDER ON OR BEFORE THE SCHEDULED CLOSING DATE, THE CASH BALANCE OF THE PURCHASE PRICE, TOGETHER WITH ALL CLOSING DOCUMENTS REQUIRED HEREUNDER FROM BUYER, AND BUYER FILES SUCH SPECIFIC PERFORMANCE ACTION WITHIN TEN (10) DAYS FOLLOWING THE SCHEDULED CLOSING DATE AND DILIGENTLY PROSECUTES SUCH ACTION TO COMPLETION. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, BUYER SHALL NOT BE ENTITLED TO RECORD A LIEN OR LIS PENDENS AGAINST THE PROPERTY AND BUYER HEREBY WAIVES ANY SUCH RIGHT. NOTWITHSTANDING THE FOREGOING TO THE CONTRARY, IF SELLER IS IN MATERIAL DEFAULT UNDER THIS AGREEMENT, AND BUYER TERMINATES THIS AGREEMENT IN ACCORDANCE WITH SUBPART (A) OF THIS PARAGRAPH ABOVE AS A RESULT OF SUCH MATERIAL DEFAULT, SELLER SHALL ALSO REIMBURSE BUYER FOR ITS REASONABLE, THIRD-PARTY, OUT OF POCKET COSTS AND EXPENSES INCURRED TO NEGOTIATE THIS AGREEMENT AND PURSUE ACQUISITION OF THE PROPERTY AS CONTEMPLATED HEREBY, NOT TO EXCEED $50,000.00. SELLER'S INITIALS BUYER'S INITIALS A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 18 5376942.5 16. Notices. Any notice, demand, consent, approval, request, or other communication or document to be provided hereunder to a party hereto shall be in writing and shall be given to such party at its address set forth above or such other address such party may hereafter specify for that purpose by notice to the other party. Each such notice, request, or communication shall, for all purposes, be deemed given and received (a) if given by email, when such email (inclusive of a pdf attachment containing the substantive content of the notice) is transmitted to the email address specified above during normal business hours (i.e. 8:00 a.m. to 5:00 p.m.) and such notice is also sent via overnight delivery service for the next business day’s delivery, (b) if hand delivered against receipted copy, when the copy thereof is receipted, (c) if given by a recognized overnight delivery service, the day on which such notice, request, or other communication is actually received, or (d) or if given by certified mail, return receipt requested, postage prepaid, two (2) days after it is posted with the United States Postal Service, to the addresses specified in the Basic Provisions. Notices to Seller shall be directed to Seller and Seller's Counsel and notices to Buyer shall be directed to Buyer and Buyer's Counsel. Notice of change of address shall be given by written notice in the manner detailed in this Paragraph 16. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to constitute receipt of the notice, demand, request or communication sent 17. Brokers. Upon the Close of Escrow (but not otherwise), Seller shall pay a real estate brokerage commission to Broker with respect to this transaction in accordance with Seller's separate written agreement. Each party hereto agrees to indemnify and hold harmless the other party from and against any and all losses, liens, claims, judgments, liabilities, costs, expenses or damages (including reasonable attorneys' fees and court costs) of any kind or character arising out of or resulting from any agreement, arrangement or understanding (except as set forth above with respect to Broker) alleged to have been made by such party or on its behalf with any broker or finder in connection with this Agreement or transaction contemplated under this Agreement. The foregoing indemnity shall survive the Close of Escrow or the earlier termination of this Agreement and shall not be limited by any provision of this Agreement. 18. Legal Fees. If either Buyer or Seller brings any action, arbitration or suit against the other for any matter relating to or arising out of this Agreement, then the prevailing party in such action or dispute, whether by final judgment or settlement, shall be entitled to recover from the other party all costs and expenses of suit, including actual attorneys' fees. Any judgment or order entered in any final judgment shall contain a specific provision providing for the recovery of all costs and expenses of suit, including actual attorneys' fees incurred in enforcing, perfecting and executing such judgment. For the purposes of this paragraph, such costs shall include, without limitation, in-house or outside attorneys' fees, costs and expenses incurred in the following: (a) postjudgment motions; (b) contempt proceedings; (c) garnishment, levy, and debtor and third party examination; (d) discovery; and (e) bankruptcy litigation. 19. Assignment. Buyer may not assign, transfer or convey its rights or obligations under this Agreement at any time without the prior written consent of Seller, which Seller may withhold in its sole and absolute discretion; provided, however, Buyer may assign this Agreement to a Buyer Affiliate (as defined below) without the requirement of obtaining Seller's prior written consent (but nevertheless requiring at least five (5) business days prior written notice) and satisfy the requirements set forth below. The term "Buyer Affiliate" shall mean any entity of which Buyer or manager of Buyer is the managing member or managing partner or manager and owns or controls such entity. Notwithstanding the foregoing, no assignment by Buyer (whether to a Buyer Affiliate or otherwise) shall release Buyer from any of its obligations hereunder, and any assignment by Buyer (even to a Buyer Affiliate) shall require the full assumption by the assignee (on a joint and several basis) of all of Buyer's obligations hereunder, and the assignment and assumption agreement must be delivered to Seller at least five (5) business days prior to the Closing. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 19 5376942.5 20. Damage or Destruction, Condemnation, Insurance. 20.1 Condemnation. If at any time prior to the Closing Date any "material" portion of the Property is condemned or taken by eminent domain proceedings by any public authority, then at Buyer's option, to be exercised within ten (10) days after receipt of notice of such taking, this Agreement shall terminate, and the Deposit (less the Independent Consideration) shall be promptly returned to Buyer, and except as expressly set forth herein, neither party shall have any further liability or obligation to the other hereunder. As used in this Paragraph 20.1, the term "material" shall mean a taking which materially and adversely affects the value or operations of the Property and adversely affects the value of the Property by more than ten percent (10%) of the Purchase Price. Seller shall give Buyer written notice of any taking promptly after Seller obtains knowledge thereof. If less than a material portion of the Property is condemned or taken by eminent domain proceedings or if Buyer does not timely notify Seller in writing of its election to terminate this Agreement, Buyer shall be deemed to have elected not to terminate this Agreement. If Buyer elects or is deemed to have elected not to terminate this Agreement, the parties shall proceed to the Closing without a reduction in the Purchase Price and, upon the Closing, all condemnation proceeds paid or payable to Seller (other than losses pertaining to periods prior to the Closing) shall belong to Buyer and shall be paid over and assigned to Buyer. Seller shall have no obligation to make any repairs to the Property in the event of a condemnation. 20.2 Damage and Destruction. If at any time prior to the Closing Date a material portion of the Property is destroyed or damaged as a result of fire or any other casualty whatsoever, then at Buyer's option, to be exercised within ten (10) days after receipt of notice of such destruction or damage, this Agreement shall terminate, the Deposit shall be returned to Buyer, and except as expressly set forth herein, neither party shall have any further liability or obligation to the other hereunder. If Buyer does not timely notify Seller in writing of its election to terminate this Agreement, Buyer shall be deemed to have elected not to terminate this Agreement. For purposes hereof, the term "material" shall be deemed to be a damage or destruction in excess of ten percent (10%) of the Purchase Price. If less than a material portion of the Property is damaged or destroyed or if a material portion is damaged or destroyed and Buyer elects or is deemed to have elected not to terminate this Agreement, the parties shall proceed to the Closing without reduction in the Purchase Price and, upon the Closing, all property insurance proceeds paid or payable to Seller as a result of such casualty shall belong to Buyer and shall be paid over and assigned to Buyer. Seller shall have no obligation to make any repairs to the Property in the event of a damage or destruction. 21. Continued Operations; New Leases and Contracts 21.1 Continued Operations. So long as this Agreement remains in effect, (i) Seller shall manage, operate, and insure the Property in substantially the same manner in which Seller managed, operated, and insured the Property prior to the Opening of Escrow, and (ii) Seller shall not modify, amend, or terminate any Lease or service contract, nor enter into any New Lease or service contract, except as set forth in this Paragraph 21. 21.2 New Leases. Seller hereby agrees that, from and after the Execution Date, Seller will not modify, extend or otherwise change any of the terms, covenants or conditions of the Leases or enter into New Leases affecting the Property without the prior written consent of Buyer, which consent may be granted or withheld in Buyer’s commercially reasonable discretion; provided, however, following the Contingency Date, such consent may be granted or denied in Buyer’s sole and absolute discretion (except for a lease modification or termination with respect to a Tenant, if any, which is delinquent in rent, with respect to which Buyer’s consent may be granted or withheld in Buyer’s commercially reasonable discretion). If Buyer fails to approve any proposal in writing, Buyer shall be deemed to have disapproved of such proposal. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 20 5376942.5 21.3 Service Contracts. Prior to the date which is three (3) days prior to the end of the Contingency Date, Seller, in its sole and absolute discretion, and without Buyer’s consent, shall have the right to extend, renew, modify or replace any of the service contracts that Seller deems advisable, so long as such service contracts (whether new or modified) are terminable upon thirty (30) days’ notice without fee or penalty, and Seller provides a copy of such service contract (or modification to such service contract) to Buyer. Except as otherwise provided herein, after the date which is three (3) days prior to the Contingency Date, Seller will not extend, renew, modify or replace any of the service contracts without the prior written consent of Buyer, which consent may be granted or withheld in Buyer’s sole and absolute discretion. If Buyer does not approve any request of Seller regarding a service contract in writing, Buyer shall be deemed to have disapproved of such request. If any service contract requires the service provider’s consent for such service contract to be assigned to Buyer, as of the Close of Escrow, Seller shall either (i) terminate such service contract as of the Close of Escrow, to the extent the same is terminable on thirty (30) days prior notice without fee or charge, or (ii) obtain such service provider’s consent for the assignment of the service contract to Buyer, in either case, at Seller’s sole cost and expense. 22. Miscellaneous. 22.1 Not an Offer. Seller's delivery of unsigned copies of this Agreement is solely for the purpose of review by the party to whom delivered, and neither the delivery nor any prior communications between the parties shall in any way imply that Seller is under any obligation to enter the transaction which is the subject of this Agreement. The signing of this Agreement by Buyer constitutes an offer which shall not be deemed accepted by Seller unless and until Seller has signed this Agreement and delivered a duplicate original or electronic copy to Buyer. 22.2 Computation of Time Periods. If the date upon which the Contingency Date, the Closing Date or any other date or time period provided for in this Agreement is or ends on a Saturday, Sunday or federal or state legal holiday, then such date shall automatically be extended until 5:00 p.m. Pacific time of the next day which is not a Saturday, Sunday or legal holiday. The term "business day" shall mean any day other than a Saturday, Sunday or legal holiday. 22.3 Captions; Severability. Any captions to, or headings of, the paragraphs or subparagraphs of this Agreement are solely for the convenience of the parties hereto, are not a part of this Agreement, and shall not be used for the interpretation or determination of the validity of this Agreement or any provision hereof. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, but this Agreement shall be reformed and construed and enforced to the maximum extent permitted by applicable law. 22.4 No Obligations to Third Parties. Except as otherwise expressly provided herein, the execution and delivery of this Agreement shall not be deemed to confer any rights upon, nor obligate any of the parties hereto, to any person or entity other than the parties hereto. 22.5 Exhibits and Schedules. The exhibits and schedules attached to this Agreement are incorporated in this Agreement by this reference for all purposes. 22.6 Amendment to this Agreement. The terms of this Agreement may not be modified or amended except by an instrument in writing executed by each of the parties hereto. 22.7 Waiver. The waiver or failure to enforce any provision of this Agreement shall not operate as a waiver of any future breach of any such provision or any other provision hereof. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 21 5376942.5 22.8 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, except for any choice-of-law principles which provide for the application of the laws of another jurisdiction. Seller and Buyer hereby irrevocably submit to the jurisdiction of any state or federal court sitting in the State in any action or proceeding arising out of or relating to this Agreement and hereby irrevocably agree that all claims in respect of such action or proceeding shall be heard and determined in a state or federal court sitting in the State. Buyer and Seller agree that the provisions of this Paragraph 22.8 shall survive the Closing. 22.9 Fees and Other Expenses. Except as otherwise provided herein, each of the parties hereto shall pay its own fees and expenses in connection with this Agreement. 22.10 Entire Agreement. This Agreement (including all Exhibits attached hereto) supersedes any prior agreements, negotiations and communications, oral or written, and contains the entire agreement between, and the final expression of, Buyer and Seller with respect to the subject matter hereof. No subsequent agreement, representation, or promise made by either party hereto, or by or to an employee, officer, agent or representative of either party hereto shall be of any effect unless it is in writing and executed by the party to be bound thereby. 22.11 Successors and Assigns. Subject to the restrictions set forth in Paragraph 19 hereof, this Agreement shall be binding upon and shall inure to the benefit of the permitted successors and assigns of the parties hereto. 22.12 Construction. The parties acknowledge and agree that (A) each party hereto is of equal bargaining strength, (B) each such party has actively participated in the drafting, preparation and negotiation of this Agreement, (C) each such party has consulted with such party's own, independent counsel, and such other professional advisors as such party has deemed appropriate, relating to any and all matters contemplated under this Agreement, (D) each such party and such party's counsel and advisors have reviewed this Agreement, (E) each such party has agreed to enter into this Agreement following such review and the rendering of such advice, (F) any rule of construction to the effect that ambiguities are to be resolved against the drafting parties shall not apply in the interpretation of this Agreement, or any portions hereof, or any amendments hereto, and (G) except as expressly stated to survive the Closing in this Agreement, all terms and provisions of this Agreement shall not survive the Closing and shall be deemed merged with the Deed at Closing. 22.13 Limitation of Liability. Buyer acknowledges and agrees that neither the trustees, shareholders, members, affiliates, officers, directors, investment managers, employees, partners, agents nor advisors of Seller, assume any personal liability for obligations entered into by or on behalf of Seller. Notwithstanding any other provision of this Agreement to the contrary (or any rights that Buyer may have at law or in equity), (a) in no event shall Seller have any liability for lost profits, speculative, special, consequential or punitive damages, (b) in no event will Seller's liability under or otherwise in connection with this Agreement (including, without limitation, Paragraph 13.1 above), any documents executed in connection herewith and/or otherwise in connection with the Property exceed the sum of Two Hundred Fifty Thousand Dollars ($250,000.00), and (c) Buyer shall have no right to assert any claim against Seller, and Seller shall have no liability to Buyer whatsoever, unless the valid claims for all breaches of Seller collectively aggregate more than Fifty Thousand Dollars ($50,000.00). Notwithstanding anything to the contrary contained in this Agreement, Buyer hereby agrees that any action or claim asserted by Buyer against Seller or any of the Released Parties must be filed (if at all) and properly served to Seller within six (6) months following the Closing in a court of competent jurisdiction, and Buyer hereby waives any right to bring any such claim or action thereafter. Buyer's remedies prior to Closing shall be limited as set forth in Paragraph 15.2. Any and all liability beyond that which may be asserted under this Paragraph 22.13 A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 22 5376942.5 is expressly waived and released by Buyer and by all persons claiming by, through or under Buyer. The provisions of this Paragraph 22.13 shall survive the Closing. 22.14 Time of the Essence. All times provided for in this Agreement for the performance of any act will be strictly construed, time being of the essence. 22.15 Recording. The parties agree that this Agreement shall not be recorded. If Buyer causes this Agreement or any notice or memorandum thereof to be recorded, this Agreement shall be null and void at the option of Seller. 22.16 Confidentiality. Until the Close of Escrow, Buyer will keep confidential the Purchase Price, the other terms of this Agreement, the Materials and all other information concerning the Property (as disclosed, discovered or determined in connection with this transaction); provided, however, Buyer may disclose such information to (a) those employed by Buyer (subject to their agreement to abide by the terms of this paragraph); (b) those who are actively and directly participating in the evaluation of the Property and the negotiation and execution of this Agreement or financing of the purchase of the Property (subject to their agreement to abide by the terms of this paragraph); (c) third parties as required under applicable law; and (d) Buyer's potential financial partners and lenders (subject to their agreement to abide by the terms of this paragraph). 22.17 Natural Hazard Disclosure. Natural Hazard Disclosure. As of the Closing, to the extent permitted by law, Buyer shall be deemed to have knowingly, voluntarily and intentionally waived the right to the disclosures (“Natural Hazards Disclosures”) set forth in: (a) California Government Code Section 8589.3 (a special flood area); (b) California Government Code Section 8589.4 (dam failure inundation area); (c) California Government Code Section 51183.5 (earthquake fault zone); (d) California Public Resources Code Section 2621.9 (seismic hazard zone); (e) California Public Resources Code Section 4136 (wildland fire area); and (f) California Public Resources Code Section 2694 (high fire severity area). Buyer acknowledges and represents that it has extensive experience acquiring and conducting due diligence for commercial properties. This waiver by Buyer includes, to the extent permitted by law, any remedies Buyer may have for Seller's nondisclosure of the Natural Hazards Disclosures. In no way limiting the foregoing waiver by Buyer, Buyer acknowledges that Seller shall employ the services of the Escrow Holder or another third party selected by Seller (as applicable, the “Natural Hazard Expert”) to examine the maps and other information specifically made available to the public by government agencies for the purposes of enabling Seller to fulfill Seller's disclosure obligations, if any, and to report the result of the Natural Hazard Expert’s examination (“Natural Hazards Report”) to Buyer and Seller in writing. Seller has not verified, and Seller is not obligated to verify, the information contained in the Natural Hazards Report. The Natural Hazards Report fully and completely discharges Seller from Seller's disclosure obligations referred to herein, if and to the extent any such obligations exist, and, for the purpose of this Agreement, the provisions of Section 1103.4 of the California Civil Code regarding non- liability of Seller for errors or omissions not within Seller's personal knowledge shall be deemed to apply and the Natural Hazard Expert shall be deemed to be an expert, dealing with matters within the scope of the Natural Hazard Expert's expertise with respect to the examination and written report regarding the natural hazards referred to above. Seller makes no representation or warranty as to the truth or accuracy of any information contained in the Natural Hazards Report. ANY NATURAL HAZARDS DISCLOSED BY THE NATURAL HAZARDS REPORT MAY LIMIT THE BUYER'S ABILITY TO REDEVELOP OR UTILIZE THE PROPERTY, TO OBTAIN INSURANCE, OR TO RECEIVE ASSISTANCE AFTER A DISASTER. THE MAPS ON WHICH THESE DISCLOSURES ARE BASED ESTIMATE WHERE NATURAL HAZARDS EXIST. THEY ARE NOT DEFINITIVE INDICATORS OF WHETHER OR NOT THE PROPERTY WILL BE AFFECTED BY A NATURAL DISASTER. BUYER MAY WISH TO A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 23 5376942.5 OBTAIN PROFESSIONAL ADVICE REGARDING THESE HAZARDS AND OTHER HAZARDS THAT MAY AFFECT THE PROPERTY. 22.18 Section 1101.5 Disclosure. Seller hereby discloses to Buyer that Section 1101.5 of the California Civil Code requires that all noncompliant plumbing fixtures in any commercial real property shall be replaced with water-conserving plumbing fixtures. Pursuant to Section 1101.5(e) of the California Civil Code, Seller hereby discloses to Buyer that the Property may include noncompliant plumbing fixtures. 22.19 Counterparts; Electronic Signatures. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which, together, shall constitute but one and the same instrument. Electronic signatures, including signature delivered in a PDF, jpeg, or other electronic document, shall be deemed binding as originals. [Signature Page Follows] A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 24 5376942.5 e: IN WITNESS WHEREOF, Buyer and Seller have executed this Agreement as of the day and year first written above. BUYER: SELLER: SM 1848, LLC, SRT SF RETAIL I, LLC, a California limited liability company a Delaware limited liability company By: By: Nam Douglas M. MacMahon Name: Position: Manager Position: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8 Matthew Schreiber CEO

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 25 5376942.5 ACCEPTANCE BY ESCROW HOLDER Chicago Title Insurance Company acknowledges that it has received a fully executed original or original executed counterparts of the foregoing Agreement of Purchase and Sale and Joint Escrow Instructions (the "Agreement") and agrees to act as Escrow Holder under the Agreement and to be bound by and strictly perform the terms thereof as such terms apply to Escrow Holder. Dated: , 2024 CHICAGO TITLE INSURANCE COMPANY By: Name: Position: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT A LEGAL DESCRIPTION THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS: A CONDOMINIUM COMPRISED OF: PARCEL I: CONDOMINIUM UNIT NO. C-2, AS SHOWN ON THE CONDOMINIUM PLAN RECORDED ON DECEMBER 29, 2015, INSTRUMENT NUMBER 2015-K182065, IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA (REFERRED TO HEREIN AS THE “PLAN”) BEING A SUBDIVISION OF THE LAND AS SHOWN ON THAT CERTAIN MAP ENTITLED, “FINAL MAP 8308”, RECORDED ON OCTOBER 5, 2015, IN CONDOMINIUM BOOK 128 AT PAGE(S) 21 TO 23, INCLUSIVE (REFERRED TO HEREIN AT “THE MAP”), AND AS FURTHER DEFINED IN THE DECLARATION OF COVENANTS, CONDITIONS, AND RESTRICTIONS OF, “MIXED-USE CONDOMINIUM PLAN FOR 450 HAYES STREET”, RECORDED ON DECEMBER 29, 2015, INSTRUMENT NO. 2015-K182065, OFFICIAL RECORDS OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, (REFERRED TO HEREIN AS THE “DECLARATION”). EXCEPTING THEREFROM, ANY PORTION OF THE COMMON AREA LYING WITHIN SAID UNIT. PARCEL II: AN UNDIVIDED 5.9645% INTEREST IN AND TO THE COMMON AREAS AS SHOWN AND DEFINED ON THE PLAN. PARCEL III: (A) THE EXCLUSIVE COMMERCIAL MECHANICAL SPACE EASEMENT AS DESIGNATED ON THE PLAN. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT B GRANT DEED WHEN RECORDED MAIL TO: MAIL TAX STATEMENTS TO: (Space above this line is for recorder's use) GRANT DEED THE UNDERSIGNED GRANTOR DECLARES: DOCUMENTARY TRANSFER TAX is $ . CITY TAX $ .  Computed on full value of property conveyed, or  Computed on full value less value of liens or encumbrances remaining at time of sale,  Unincorporated area:  City of , and FOR VALUE RECEIVED, ("Grantor"), hereby grants to ("Grantee"), that certain real property (the "Property") situated in the City of , County of , State of California, described in Exhibit A attached hereto and incorporated by reference. THE PROPERTY IS CONVEYED TO GRANTEE SUBJECT TO: A. All liens, encumbrances, easements, covenants, conditions and restrictions, whether on- or off-record; B. Any other matters listed on Exhibit B attached hereto and incorporated herein; C. All matters which would be revealed or disclosed in an accurate survey or inspection of the Property; D. Liens for taxes on real property not yet delinquent, and liens for any general or special assessments of record against the Property not yet delinquent; and E. All laws, ordinances and governmental rules, regulations and restrictions affecting the Property. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 IN WITNESS WHEREOF, the undersigned Grantor has executed this Grant Deed as of , . By: Its: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT "A" TO GRANT DEED LEGAL DESCRIPTION OF PROPERTY [TO BE INSERTED] A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT "B" TO GRANT DEED PERMITTED EXCEPTIONS [TO BE INSERTED] A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document. ACKNOWLEDGMENT State of California ) County of ) On , before me, , a Notary Public, personally appeared , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct. WITNESS my hand and official seal. Signature A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT C TRANSFEROR'S CERTIFICATION OF NON-FOREIGN STATUS To inform , a ("Transferee"), that Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest, the undersigned hereby certifies the following on behalf of the transferor/seller: 1. Transferor is not a foreign corporation, foreign partnership, foreign trust, foreign estate or foreign person (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder); and 2. Transferor is not a disregarded entity as defined in §1.1445-2(b)(2)(iii); and 3. Transferor's U.S. employer or tax (social security) identification number is ; and 4. The office address of Transferor is: . Transferor understands that this Certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both. Under penalty of perjury I declare that I have examined this Certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor. Dated: , 20 . TRANSFEROR: , a By: Name: Title: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT D ASSIGNMENT AND ASSUMPTION OF LEASES THIS ASSIGNMENT AND ASSUMPTION OF LEASES ("Assignment") is made this day of , , by and between , a ("Assignor"), and , a ("Assignee"). Recitals Assignor and Assignee entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions, dated as of , (the "Agreement"), respecting the sale of certain "Property" (as defined in the Agreement). Unless otherwise indicated herein, all capitalized terms in this Assignment shall have the meaning ascribed to them in the Agreement. Assignor, as Lessor, and those certain tenants of the Property (collectively, the "Tenants") have entered into leases for space at the Property (collectively, the "Leases") covering certain premises located on the Property. Under the Agreement, Assignor is obligated to assign to Assignee any and all of its right, title and interest in and to all Leases and Tenants' deposits held by Assignor under the Leases (collectively, "Tenant Deposits"). Agreement NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows. Assignor assigns, sells, transfers, sets over and delivers unto Assignee all of Assignor's estate, right, title and interest in and to the Leases and Tenant Deposits and Assignee accepts such assignment. Assignee accepts said assignment, sale and transfer and assumes the performance of all of the terms, covenants and conditions imposed upon the landlord under the Leases and with respect to the Tenant Deposits. Assignor agrees to indemnify, defend, and hold Assignee harmless from and against any Tenant claim(s) to the extent arising under the Leases during the period of Assignor’s ownership of the Property. Assignee agrees to indemnify, defend, and hold Assignor harmless from and against any Tenant claim(s) to the extent arising under the Lease during the period of Assignee’s ownership of the Property. This grammatical paragraph shall survive the Closing for a period of six (6) months. In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of the other party arising out of this Assignment, then in that event the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including actual attorneys' fees and costs. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 This Assignment may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument. This Assignment shall be binding upon and inure to the benefit of the successors, assignees, personal representatives, heirs and legatees of all the respective parties hereto. This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of California. IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the day and year first written above. ASSIGNEE: , a ASSIGNOR: , a By: Name: Position: By: Name: Position: By: Name: Position: By: Name: Position: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT E GENERAL ASSIGNMENT AND BILL OF SALE THIS GENERAL ASSIGNMENT AND BILL OF SALE ("Assignment") is made this day of , , by and between , a ("Assignor"), and , a ("Assignee"). Recitals Assignor and Assignee entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions dated as of , (the "Agreement"), respecting the sale of certain "Property" (as described and defined in the Agreement). Unless otherwise indicated herein, all capitalized terms in this Assignment shall have the meaning ascribed to them in the Agreement. Under the Agreement, Assignor is obligated to assign (to the extent assignable) any and all of its right, title and interest (if any) and delegate any and all of its obligations and responsibilities in each of the following to Assignee, but only to the extent solely pertaining to the Property and only to the extent assignable: (a) any and all service contracts, warranties, guarantees, management contracts and bonds, together with all supplements, amendments and modifications thereto, solely relating to the Property ("Contract(s)"); (b) development rights and other intangible rights, titles, interests, privileges and appurtenances owned by Assignor and housed in connection with the Property and its operation (collectively "License(s)"); and (c) all fixtures, fittings, furniture, furnishings, appliances, apparatus, equipment, machinery, building materials, and other items of tangible personal property owned by Assignor and affixed or attached to the Property (all of such properties and assets being collectively called the "Assigned Properties"). Agreement NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows: Assignor assigns, sells, transfers, sets over and delivers unto Assignee (to the extent assignable) all of Assignor's estate, right, title and interest (if any) in and to the Contracts, Licenses and Assigned Properties; provided, however, that such assignment, sale and transfer shall not include any rights or claims arising prior to the date hereof which Assignor may have against any party with respect to the Contracts, Licenses and Assigned Properties. Assignee accepts such assignment and assumes the performance of all of the terms, covenants and conditions imposed upon Assignor with respect to the Contracts, Licenses and Assigned Properties. In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, conditions, agreements or provisions on the part A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 of the other party arising out of this Assignment, then in that event the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including reasonable attorneys' fees. This Assignment shall be binding upon and inure to the benefit of the successors, assignees, personal representatives, heirs and legatees of all the respective parties hereto. This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of California. This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument. IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment as of the day and year first above written. ASSIGNEE: ASSIGNOR: , , a a By: Name: Position: By: Name: Position: By: Name: Position: By: Name: Position: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT F FORM OF TENANT ESTOPPEL CERTIFICATE The undersigned, the tenant ("Tenant") under a certain lease agreement dated between ("Landlord") and Tenant ("Lease"), certifies as follows: 1. The Lease is presently in full force and affect and unmodified except as set forth on Exhibit A attached hereto. The Lease constitutes the only agreement between the Landlord and Tenant with respect to the leased premises. 2. The lease term has commenced on and full rental is now accruing thereunder. The Lease term shall end on , 20 . The Tenant has the following options to extend the term: (insert renewal options or indicate “NONE,” as applicable). 3. Tenant has accepted possession of the leased premises under the Lease and is paying $ per month as rental under the Lease, consisting of $ in guaranteed/base rental, $ for monthly operating expense pass-throughs, and $ for ad valorem tax pass-throughs. Tenant has not assigned, transferred, or hypothecated its interest under the Lease. 4. No rent under said lease has been paid more than thirty (30) days in advance of its due date. 5. To Tenant's knowledge, as of the date hereof, Tenant has no claim, charge, defense or offset under the Lease against rents or other charges due or to become due thereunder. As of the date hereof, Tenant has not asserted any such offset or credit. To Tenant's knowledge, there are no defaults under the Lease. 6. There are no unaccrued or unpaid free rent periods, leasehold improvement allowances, or other cash concessions owing to Tenant under the Lease. 7. Tenant has not made any payment to Landlord as a security deposit or rental deposit except any payment expressly provided for in the Lease as follows: $ . Tenant makes this Certificate with the understanding that Landlord is contemplating selling the property which includes the premises (the “Property”), and Landlord and the potential buyer of the Property and its lender(s) who make a mortgage loan upon the property are each entitled to rely on this Certificate. Tenant shall be estopped from asserting any fact(s) or circumstance(s) against Landlord or such prospective buyer or its lender that are contrary to the facts certified to herein. Dated: , [TENANT] By: Name: Title: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 SCHEDULE 7.3 Materials 1. Copies of all Leases, including all amendments thereto and guarantees thereof. 2. Any prior default notices and written requests by Tenant for the modification of economic terms (including the Term) of the applicable Lease. 3. Operating expense reconciliation delivered to Tenants for year 2023. 4. A current rent roll (“Rent Roll”) and subsequent updates of the Rent Roll, if any. 5. An insurance loss run report with respect to the Property for years 2023 and 2024. 6. Copies of any declaration(s) of condominium establishing the Property as a condominium and/or governing the use of the Property (each a “Declaration”). 7. The organizational documents and bylaws of any condominium association established pursuant to such Declaration(s) (the “Condo Association”). 8. The budget of the Condo Association for year 2023, including a list of any current general and/or special assessments of the Condo Association with respect to the Property. 9. All written contracts with respect to the Property made by or on behalf of Seller or to which any Seller is a party for repair, maintenance, utilities, garbage removal, concessions, vending, or other services provided to the Property. 10. All architectural drawings, engineering studies, plans and specifications relating to the original and current construction of the Property. 11. Copies of any warranties or guarantees from any contractors or subcontractors with respect to the improvements or fixtures upon the Property. 12. The most recent environmental site assessments/reports with respect to the Property. 13. Existing as-built or boundary surveys of the Property. 14. Ad valorem tax bills for tax year 2023 – 2024. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 1 5376942.5 AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS This AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS ("Agreement") is made and entered into as of this day of July, 2024 ("Execution Date"), by and between SRT SF RETAIL I, LLC, a Delaware limited liability company ("Seller"), and SM 1848, LLC, a California limited liability company ("Buyer"). Recitals A. Seller owns certain real property located in the City of San Francisco ("City"), County of San Francisco ("County"), State of California ("State"), which real property consists of one (1) retail condominium located at what is commonly known as 620 Gough Street, San Francisco, CA, 94102 (the "Property"), which Property is more particularly described on Exhibit A attached hereto. Such Property shall include Seller’s rights, titles, and interests in and to (1) the Property’s respective share of any common elements, limited common elements, and appurtenant rights under the applicable Declaration, (2) all fixtures and improvements constructed upon such Property which are owned by Seller, (3) all tangible personal property owned by Seller and now or hereafter located upon or within, or affixed to, the Property, and (4) all intangible personal property owned by the Seller and used in connection with the ownership, operation, management, or maintenance of the Property, including, without limitation, any tradename or domain name, and all appurtenances and hereditaments of/to the Property. B. Seller desires to sell all of its interest in the Property to Buyer, and Buyer desires to purchase Seller's interest in the Property, upon the terms and conditions set forth in this Agreement. Basic Provisions I. Buyer: SM1848, LLC C/O Douglas M. MacMahon 8214 Westchester Drive Suite 550 Dallas, Texas 75225 Telephone No. 214-520-9000 Email: dm@morancap.com II. Buyer's Counsel: Walls Landry Baker & Oliver PLLC 5910 N. Central Expressway, Suite 1560 Dallas, Texas 75206 Attn: Dan Walls Email: dwalls@wlbofirm.com III. Seller: SRT SF Retail I, LLC c/o L3 Capital, LLC 1 S. Wacker Dr., Suite 3210 Chicago, IL 60661 Attn: Matthew Schreiber and Handlin Duley Telephone No. (312) 878-4864 Email: matthew.schreiber@l3capital.com and handlin.duley@l3capital.com A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8 3.00

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 2 5376942.5 IV. Seller's Counsel: Elkins Kalt Weintraub Reuben Gartside LLP 10345 West Olympic Boulevard Los Angeles, California 90064 Attn: Scott M. Kalt and Nathan A. Sabzerou Telephone No. (310) 746-4402 Email: skalt@elkinskalt.com; nsabzerou@elkinskalt.com V. Broker: Colliers International representing Seller (the “Broker”). VI. Escrow Holder: Chicago Title Insurance Company (“Escrow Holder”) 725 South Figueroa Street, Suite 200 Los Angeles, California 90017 Attn: Terri Gervasi Email: terri.gervasi@ctt.com VII. Title Company: Chicago Title Insurance Company (“Title Company”) 725 South Figueroa Street, Suite 200 Los Angeles, California 90017 Attn: Mike Slinger Email: mike.slinger@ctt.com VIII. Purchase Price: One Million One Hundred Ninety-Two Thousand Four Hundred Forty-Eight and No/100 Dollars ($1,192,448.00) (the "Purchase Price"). IX. Deposit: Thirty Thousand and No/100s Dollars ($30,000.00) (together with interest thereon while held in Escrow, the "Deposit"), payable in accordance with Paragraph 3.1 below. X. Contingency Date: 5:00 p.m. Pacific Standard time on the date which is thirty-five (35) days following the Execution Date (the "Contingency Date"). XI. Closing Date: The date which is thirty (30) days following the Contingency Date (the "Closing Date"). A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 3 5376942.5 Agreement NOW, THEREFORE, incorporating the foregoing recitals, and in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Seller and Buyer agree that the terms and conditions of this Agreement and the instructions to Escrow Holder, with regard to the escrow ("Escrow") created pursuant hereto are as follows: 1. Purchase and Sale. Seller agrees to sell the Property to Buyer, and Buyer agrees to purchase the Property from Seller, upon the terms and conditions set forth in this Agreement. 2. Reserved. 3. Payment of Purchase Price. The Purchase Price for the Property shall be paid by Buyer as set forth below in this Paragraph 3. 3.1 Deposit. Within two (2) business days after the Opening of Escrow, Buyer shall deposit or cause to be deposited with Escrow Holder the Deposit. Escrow Holder shall immediately invest the Deposit in a federally-insured, interest-bearing account. Any interest earned on the Deposit shall be added to and constitute a portion of the “Deposit” for all purposes under the terms of this Agreement. If this Agreement has not been previously terminated by Buyer by delivery to Seller and Escrow Holder of a written notice of termination in accordance with the terms hereof prior to 5:00 p.m. Pacific time on the Contingency Date, then on or before 5:00 p.m. Pacific time on the Contingency Date, the Deposit shall not be refundable unless the transaction contemplated by this Agreement is not consummated as the result of Seller's default or the failure of an express condition precedent set forth in Paragraph 7.4 or 7.5 below. Upon the Close of Escrow (as defined below in Paragraph 4.2), the Deposit (and any interest earned on the Deposit) shall be credited toward payment of the Purchase Price. Notwithstanding any provision set forth in this Agreement, One Hundred Dollars ($100.00) of the Deposit shall be non-refundable in all events (other than Seller's default) and shall be paid to Seller in the event that this Agreement is terminated (other than due to Seller's default) at any time prior to the Close of Escrow (the "Independent Consideration"). The Independent Consideration shall be applicable to the Purchase Price at Closing (as defined below). 3.2 Cash Balance. No later than 11:00 a.m. Pacific time on the Closing Date, Buyer shall deposit or cause to be deposited, with Escrow Holder, in immediately available funds, the balance of the Purchase Price, and such other funds as may be necessary in accordance with the terms hereof to pay for Buyer's share of closing costs and charges set forth in Paragraph 10 below and Buyer's share of prorations set forth on the Proration and Expense Schedule (as defined below in Paragraph 11) payable pursuant to this Agreement. 3.3 Assumption of Obligations. As additional consideration for the purchase and sale of the Property, at Closing Buyer will: (a) assume and perform all of the covenants and obligations of Seller, Seller's predecessors in title and Seller's affiliates (i) pursuant to the contracts and any leases of tenants at the Property, including without limitation, those relating to any tenant deposits, to the extent arising on or after the Closing Date and (ii) pursuant to any leases of tenants at the Property regarding the physical, environmental or legal compliance status of the Property, whether arising before, on or after the Closing Date; and (b) assume and agree to discharge, perform and comply with each and every liability, duty, covenant, debt or obligation of Seller or any of its affiliates (i) resulting from, arising out of, or in any way related to the Materials (as defined below), past, present or future, known or unknown, and (ii) resulting from, arising out of, or in any way related to any licenses and permits, approvals, applications, certificates of occupancy, dedications, subdivision maps and entitlements now or hereafter issued, approved or granted by any governmental entity in connection with the Property and arising on or after the Closing Date. Buyer A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 4 5376942.5 hereby indemnifies and holds Seller harmless from and against any and all claims, liens, damages, demands, causes of action, liabilities, lawsuits, judgments, losses, costs and expenses (including but not limited to attorneys' fees and expenses) (collectively, “Claims”) asserted against or incurred by Seller and arising out of the failure of Buyer to perform its obligations pursuant to this Paragraph 3.3; provided, further, that Seller shall have no obligation to indemnify Buyer for any costs or expenses incurred by Buyer in its performance of its obligations pursuant to this Paragraph 3.3. The provisions of this Paragraph 3.3 shall survive the Closing without limitation. 4. Escrow. 4.1 Opening of Escrow. For the purposes of this Agreement, the Escrow shall be deemed opened ("Opening of Escrow") on the date Escrow Holder receives an original or electronic copy of this Agreement fully executed by Buyer and Seller, which shall occur no later than within two (2) business days after this Agreement is executed and delivered by the parties. Escrow Holder shall promptly notify Buyer and Seller in writing of the Opening of Escrow. Buyer and Seller agree to execute, deliver and be bound by any reasonable or customary supplemental escrow instructions or other instruments reasonably required by Escrow Holder to consummate the transaction contemplated by this Agreement; provided, however, that no such instruments shall be inconsistent or in conflict with, amend or supersede any portion of this Agreement. If there is any conflict or inconsistency between the terms of such instruments and the terms of this Agreement, then the terms of this Agreement shall control. Pursuant to Section 6045(e) of the Internal Revenue Code of 1986, as amended, Escrow Holder shall be designated the "Reporting Person" hereunder and shall be solely responsible for complying with the Tax Reform Act of 1986, as amended, with regard to reporting all settlement information to the Internal Revenue Service. 4.2 Close of Escrow. The Closing shall occur on the Closing Date. For purposes of this Agreement, the "Close of Escrow" or the "Closing" shall be the date that the Deed (as defined below in Paragraph 9.1.1) is recorded in the Official Records of the County (the "Official Records") or, if earlier, the date that the Title Company (as defined below) is irrevocably committed to issue the Title Policy (as defined below). Unless changed in writing by Buyer and Seller, the Close of Escrow shall occur on the Closing Date. 5. Condition of Title. Title to the Property shall be conveyed to Buyer by the Deed subject to the following approved conditions of title (collectively, the "Approved Title Conditions"). 5.1 Taxes. A lien to secure payment of real estate taxes not yet due and payable and a lien for any assessments not delinquent. 5.2 Approved Matters. Matters affecting the Property created by or with the written consent of Buyer or any affiliates thereof. 5.3 Additional Matters. Exceptions that are disclosed by the Report (as defined below in Paragraph 7.1) or any updates thereto and that are approved or deemed approved by Buyer in accordance with the terms of Paragraph 7.1 and matters set forth in the Deed. 5.4 Survey Matters. All matters that would be revealed or disclosed in an accurate survey or inspection of the Property. 5.5 Tenants. Interests of tenants in possession under leases, if any (respectively, the “Tenants” and “Leases”). A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5 5376942.5 5.6 Laws. All laws, ordinances, rules, regulations and restrictions affecting the Property. 6. Buyer's Title Insurance. At the Close of Escrow, the Title Company shall issue to Buyer its standard Owner's Policy of Title Insurance ("Title Policy") in the amount of the Purchase Price showing title to the Property vested in Buyer and subject to the Approved Title Conditions. Buyer shall have the right, at its sole expense, to request and obtain an ALTA extended coverage policy of title insurance, provided that such additional coverage shall not be a condition precedent to, or otherwise excuse or delay any of, Buyer's obligations under this Agreement. Buyer shall have sole responsibility for obtaining, and bearing the cost of, any survey required by the Title Company or desired by Buyer. 7. Conditions Precedent to the Close of Escrow for the Benefit of Buyer. The Close of Escrow and Buyer's obligation to consummate the transaction contemplated by this Agreement are subject to the timely satisfaction or written waiver of the following conditions precedent for Buyer's benefit by the dates designated below: 7.1 Title. Buyer shall have approved the legal description of the Property and any matters of title disclosed by the following documents (collectively, the "Title Documents") prepared and delivered to Buyer by the Title Company: (a) a standard preliminary title report prepared and issued by the Title Company with respect to the Property (the "Report"); and (b) copies of all recorded documents referred to in the Report. Seller shall endeavor to deliver to Buyer the Title Documents within five (5) business days after the Execution Date. Buyer shall have until 5:00 p.m. Pacific time on the date which is seven (7) days prior to the Contingency Date to deliver to Seller written notice ("Buyer's Title Notice") of Buyer's disapproval or conditional approval of any matters shown in or disclosed by the Title Documents. Buyer's failure to timely deliver Buyer's Title Notice shall be deemed to constitute Buyer's approval of all matters of title. If Buyer timely delivers to Seller Buyer's Title Notice, then Seller shall have the right, but not the obligation, to indicate which matters, if any, identified in Buyer's Title Notice will be satisfied or cured (and the manner in which such matters will be satisfied or cured) by the Closing Date by delivering written notice thereof to Buyer ("Seller's Title Notice") within five (5) business days after Seller's receipt of Buyer's Title Notice. Seller's failure to deliver Seller's Title Notice shall be deemed to constitute Seller's election not to satisfy or cure any of the matters set forth in Buyer's Title Notice. Buyer shall have until the Contingency Date to either (y) deliver written notice to Seller approving Seller's Title Notice (or deemed notice), in which case Seller shall satisfy or cure, as applicable, the matters set forth in Seller's Title Notice in the manner set forth therein, if applicable, and the matters set forth in Buyer's Title Notice which are not addressed in Seller's Title Notice shall be deemed to constitute Approved Title Conditions, or (z) disapprove Seller's Title Notice (or deemed notice), in which case this Agreement shall terminate, Escrow Holder shall promptly refund the Deposit (less the Independent Consideration and any title and escrow cancellation charges) and neither party hereunder shall have any further obligations or liabilities under this Agreement, except as specifically set forth herein. If Seller in its sole discretion elects to cure any matters set forth in Buyer's Title Notice, Seller shall have until the Closing Date to do so, provided failure to do so shall in no way be deemed a default by Seller hereunder. If such cure cannot be accomplished within such time, and Buyer has not waived its objections by the Closing Date, this Agreement shall terminate, the Deposit shall be returned to Buyer and neither party shall have any further obligations under this Agreement except as specifically set forth in this Agreement. Buyer's failure to timely notify Seller in writing on or before 5:00 p.m. (Pacific time) on the Contingency Date of its disapproval of any matters set forth in Seller's Title Notice (or deemed notice) shall be deemed Buyer's election to waive its title objections. 7.2 Physical Inspections and Studies. Subject to Paragraph 14 below, Buyer shall have the right to approve or disapprove, in Buyer's sole discretion, the results of Buyer's inspections, investigations, tests and studies, including, without limitation, investigations with regard to zoning, building codes and other governmental regulations, architectural inspections, engineering tests, and soils, seismic A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 6 5376942.5 and geologic reports with respect to the land on which the Property is located, inspections of all or any portion of the Property (including, without limitation, structural, mechanical and electrical systems, roofs, pavement, landscaping and public utilities), and any other physical inspections and/or investigations (collectively, the "Tests") as Buyer may elect to make or obtain in accordance with the terms of this Agreement by delivering written notice thereof to Seller and Escrow Holder on or before 5:00 p.m. Pacific time on the Contingency Date. Buyer's timely notice of disapproval of any of the Tests shall constitute Buyer's election to terminate this Agreement. Buyer's failure to timely disapprove the results of the Tests shall be deemed to constitute Buyer's approval thereof and waiver of this condition. 7.3 Review and Approval of Materials. Prior to 5:00 p.m. Pacific time on Contingency Date, Buyer may, on at least one (1) business days' notice to Seller, review any documents (other than the Excluded Materials [as defined below]) relating to the physical or environmental condition of the Property, any leases for tenants occupying the Property, and service contracts for the Property, that are located at Seller's offices or at the offices of Seller's property manager for the Property (such documents available for Buyer's review that are located at the offices of Seller or at the offices of Seller's property manager, are collectively referred to as the "Materials"). Seller makes no representations or warranties of any kind whatsoever to Buyer as to the accuracy or completeness of the content of the Materials or any other information delivered to or made available to Buyer pursuant to this Agreement, and Seller shall not have any liability or responsibility to Buyer with respect to the accuracy or completeness of any of the Materials or other information or based upon or arising out of any use Buyer may make of the Materials or other information. Buyer shall have the right to approve or disapprove the Materials in Buyer's sole discretion by delivering written notice thereof to Seller on or before 5:00 p.m. Pacific time on the Contingency Date, and, if Buyer disapproves of any such Materials (or if Buyer otherwise determines that the Property is not suitable for Buyer, in Buyer’s sole discretion, for any reason or no reason), Buyer may terminate this Agreement by written notice to Seller and the Escrow Holder on or before 5:00 p.m. Pacific time on the Contingency Date. Buyer's failure to timely disapprove the Materials shall be deemed to constitute Buyer's approval thereof and waiver of this condition. For purposes of this Agreement, the term "Excluded Materials" shall mean any appraisals, internal reports, valuations, other offers or agreements relating to the acquisition or sale of the Property, economic evaluations of the Property, documents pertaining to Seller's entity, reports regarding the Property prepared by Seller or any affiliate of Seller for the internal use or for the information of the investors in Seller, and any other proprietary information not relating to the physical condition of the Property. Buyer acknowledges that it has no right to review any of the Excluded Materials. Further, within five (5) business day of the Opening of Escrow, Seller shall make available to Buyer via virtual data room or other electronic format the Materials listed on Schedule 7.3 attached to this Agreement and incorporated herein, but only to the extent that such Materials relate to the Property, do not constitute Excluded Materials, and are in the possession or control of Seller or its property manager. 7.4 Tenant Estoppel Certificates; Condo Association Estoppels. Following the Opening of Escrow and continuing until the Close of Escrow, Seller shall use commercially reasonable efforts to obtain for the benefit of Buyer and any lender of Buyer estoppel certificates from the existing Tenants of the Property ("Tenant Estoppel Certificates") prior to the Closing Date. The Tenant Estoppel Certificates shall be substantially in the form of Exhibit F or in such other form which a particular tenant is required to execute pursuant to its Lease. Seller shall also use commercially reasonable efforts to obtain for the benefit of Buyer and any lender of Buyer an estoppel certificate from the Condo Association (as defined in Schedule 7.3) certifying that the Declaration(s) (as defined in Schedule 7.3) are unmodified and in full force and effect, that there are no uncured events of default with respect to the Property under the Declarations, the amount of any current general assessments and planned special assessments with respect to the Property (if any), and that there are no amounts currently owing from Buyer to the Association (an “Association Estoppel Certificate”). Notwithstanding anything to the contrary contained in this Agreement, Seller shall not be in default of this Agreement for failing to obtain the Tenant Estoppel A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 7 5376942.5 Certificates or the Association Estoppel Certificates, and receipt of the Tenant Estoppel Certificates and/or the Association Estoppel Certificates shall in no event be a condition precedent to Close of Escrow. 7.5 Representations and Warranties. Subject to any Representation Matters (as defined in Paragraph 13.1) discovered by Buyer or Seller, all representations and warranties of Seller contained in Paragraph 13.1 of this Agreement shall be true and correct in all material respects as of the date made and as of the Close of Escrow with the same effect as if those representations and warranties were made at and as of the Close of Escrow. 7.6 Covenants. By the Closing Date, Seller shall not be in material default in the performance of any material covenant or agreement to be performed by Seller under this Agreement. The conditions set forth in this Paragraph 7 are solely for the benefit of Buyer and may be waived only by Buyer. Buyer shall at all times have the right to waive any condition. Nothing contained in this Agreement shall require Seller to bring any suit or other proceeding or to pay any substantial sum, to satisfy any of such conditions. If any of the conditions in this Paragraph 7 is not timely satisfied or waived by Buyer, Buyer shall deliver written notice to Escrow Holder and Seller on or before the applicable date relating to such condition and describing the condition that has not been satisfied or waived, and unless such failure is due to a material default by Seller in which case the provisions of Paragraph 15 of this Agreement shall apply, Buyer shall have the right by such notice to terminate this Agreement and the Escrow. If Buyer timely terminates this Agreement in accordance with the foregoing, the Deposit (less the Independent Consideration), or such portion thereof that has theretofore been deposited by Buyer with Escrow Holder (less one-half of any escrow and title cancellation fees and costs) shall either be refunded to Buyer or paid over to Seller as provided herein, all documents deposited into Escrow shall be returned to the party depositing such documents, and neither party shall have any further rights or obligations under this Agreement, except for those rights or obligations which expressly survive the termination of this Agreement. If Buyer does not timely deliver notice of such failed conditions, Buyer shall be deemed to have waived the same. Buyer hereby acknowledges and agrees that, notwithstanding the failure of any condition or the breach of any obligation of Seller under this Agreement, the occurrence of the Closing shall constitute conclusive evidence that Seller has fully performed all of its obligations under this Agreement or that Buyer has waived any claim it may have with respect to the same. 8. Conditions Precedent to the Close of Escrow for the Benefit of Seller. The Close of Escrow and Seller's obligations with respect to the transaction contemplated by this Agreement are subject to the timely satisfaction or written waiver of the following conditions precedent for Seller's benefit by the dates designated below: 8.1 Buyer's Deliveries. Buyer shall have delivered to Escrow Holder the funds and documents described in and pursuant to Paragraph 9.2. 8.2 Representations and Warranties. All representations and warranties of Buyer contained in Paragraph 13.2 of this Agreement shall be true and correct in all material respects as of the date made and as of the Close of Escrow with the same effect as if those representations and warranties were made at and as of the Close of Escrow. 8.3 Covenants. By the Closing Date, Buyer shall not be in material default in the performance of any material covenant or agreement to be performed by Buyer under this Agreement. The conditions set forth in this Paragraph 8 are solely for the benefit of Seller and may be waived only by Seller. Seller shall at all times have the right to waive any condition. Any such waiver or waivers shall be in writing and shall be delivered to Buyer and Escrow Holder. If any of the conditions in A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 8 5376942.5 this Paragraph 8 is not satisfied or has not been so waived by Seller prior to the scheduled Closing Date, Seller shall deliver written notice to Buyer describing the condition that has not been satisfied or waived, and if such condition remains unsatisfied as of the scheduled Closing Date, then, subject to the provisions of Paragraph 15 of this Agreement, if applicable, Seller shall have the right to terminate this Agreement and the Escrow by written notice to Buyer and Escrow Holder. If Seller terminates this Agreement in accordance with the foregoing, the Deposit shall be paid over to Seller, all documents deposited into Escrow shall be returned to the party depositing such documents, and neither party shall have any further rights or obligations under this Agreement, except for those rights or obligations which expressly survive the termination of this Agreement. 9. Deliveries to Escrow Holder. 9.1 Deliveries by Seller. At least one (1) business day prior to the Closing Date, Seller shall deposit or cause to be deposited with Escrow Holder the following documents and instruments: 9.1.1 Deed. Seller shall deliver to Escrow Holder a grant deed in the form attached as Exhibit B, duly executed by Seller and acknowledged ("Deed"). 9.1.2 FIRPTA. Seller shall deliver to Escrow Holder a Transferor's Certification of Non-Foreign Status in the form attached as Exhibit C, duly executed by Seller and a California Form RE-593 duly executed by Seller (collectively, "FIRPTA Certificate"). 9.1.3 Lease Assignment. If applicable, Seller shall deliver to Escrow Holder four (4) original counterparts of an Assignment and Assumption of Leases in the form attached hereto as Exhibit D ("Lease Assignment"), duly executed by Seller. 9.1.4 General Assignment. Seller shall deliver to Escrow Holder four (4) original counterparts of a General Assignment and Bill of Sale in the form attached hereto as Exhibit E ("General Assignment"), duly executed by Seller. 9.1.5 Estoppel Certificates. To the extent received by and in the possession of Seller, Seller shall deliver to Escrow Holder original executed Tenant Estoppel Certificates and Association Estoppel Certificates. 9.2 Deliveries by Buyer. At least one (1) business day prior to the Closing Date (except for funds pursuant to Paragraph 9.2.1, which shall be deposited no later than 11:00 a.m. Pacific time on the Closing Date), Buyer shall deposit or cause to be deposited with Escrow Holder the following: 9.2.1 Funds. Buyer shall deliver to Escrow Holder funds which are to be applied toward payment of the Purchase Price in the amounts and at the times designated above in Paragraph 3 (as adjusted by the Proration and Expense Schedule). 9.2.2 Lease Assignment. Buyer shall deliver to Escrow Holder four (4) original counterparts of the Lease Assignment duly executed by Buyer. 9.2.3 General Assignment. Buyer shall deliver to Escrow Holder four (4) original counterparts of the General Assignment duly executed by Buyer. 9.2.4 PCOR. Buyer shall deliver to Escrow Holder a duly executed Preliminary Change in Ownership Report, in a form approved by the Title Company and Seller. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 9 5376942.5 10. Costs and Expenses. If the transaction contemplated by this Agreement is consummated, then Seller shall bear the following costs and expenses: (A) one-half (1/2) of Escrow Holder's fees; (B) documentary transfer taxes payable in connection with the recording of the Deed; (C) the premium for a ALTA standard coverage owner's policy of title insurance in the amount of the Purchase Price; and (D) Seller's share of prorations. If the transaction contemplated by this Agreement is consummated, then Buyer shall bear the following costs and expenses: (W) all costs of the Title Policy in excess of the portion of the premium described in (C) above, including any cost attributable to ALTA extended coverage, if any, the cost of any survey and the cost of any endorsements to the Title Policy; (X) all document recording charges; (Y) one-half (1/2) of Escrow Holder's fees; and (Z) Buyer's share of prorations. If, as a result of no fault of Buyer or Seller, Escrow fails to close, Seller shall bear the cost of the Report (if any), Buyer and Seller shall share equally all of Escrow Holder's fees and charges (other than the Report); however, if the transaction fails to close as the result of the default of either party, then such defaulting party shall bear all Escrow Holder's fees and expenses. Buyer shall bear all costs associated with its due diligence inspections regarding the Property. Subject to the provisions of Paragraph 18 below, each party shall bear the cost of its own attorneys and consultants. All other costs and expenses shall be allocated between Buyer and Seller in accordance with the customary practice of the City and County for transactions of this type. 11. Prorations. 11.1 All revenues and expenses relating to the Property, including without limitation, real property taxes and assessments, utility charges and the like, shall be prorated on an accrual basis as of the Close of Escrow; provided, however, rentals (if any) shall be prorated on a cash received basis. Such proration shall be made as of 12:01 A.M. (Pacific time) on the Closing Date (the "Proration Time"). If any rents under any of the leases for space at the Property shall be accrued and unpaid at the Closing Date, the rents collected by Buyer on or after the Closing Date shall first be applied to rents due at the time of such collection on or after the Closing Date, with the balance payable to the Seller to the extent of rents delinquent as of the Closing Date; provided that Buyer shall use commercially reasonable diligent efforts to collect any delinquent rents, but shall not be required to institute any proceeding or incur any material out-of-pocket costs to collect any rents accrued and unpaid on the Closing Date. Seller shall not be entitled to bring any actions or proceedings against any Tenant(s) for such delinquencies. If the parties are unable to obtain final meter readings from all applicable meters as of the Close of Escrow, such expenses shall be reasonably estimated as of the Close of Escrow on the basis of the prior operating history of the Property. All monthly prorations shall be calculated on actual days of the applicable month and all annual prorations shall be calculated based on a 365-day year. Not less than five (5) business days prior to the Close of Escrow, Seller and Buyer shall agree upon a schedule of expenses and prorations ("Proration and Expense Schedule"). If any prorations, apportionments or computations made under this Paragraph 11 shall require final adjustment because the information is unavailable at the Proration Time, then the parties shall make the appropriate adjustments promptly when accurate information becomes available and either party hereto shall be entitled to an adjustment to correct the same. Such adjustments shall be made as soon as complete and accurate information becomes available, but in all events no later than 180 days after the Closing. Any corrected adjustment or proration shall be paid promptly in cash to the party entitled thereto. 11.2 Seller shall pay over to or credit Buyer at Closing (i) any cash security deposits (together with any interest accrued thereon which inures to the benefit of Tenant pursuant to the terms of the applicable Lease) held by Seller pursuant to any Leases of Tenants at the Property, if any, (ii) any unpaid or unaccrued tenant improvement allowance or free rent concession owing to any Tenant(s) under the Lease(s), if any, and (iii) any brokerage commissions owing in connection with the Leases as of the Close of Escrow, if any. Notwithstanding the foregoing, subject to Section 21.2 below, all tenant improvement costs and allowances and all brokerage commissions and finders fees shall be prorated with respect to all leases and lease modifications entered into between the Execution Date and the Closing Date (if any, each being a “New Lease”) based on the portion of the lease term that pertains to periods on or after the Closing, A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 10 5376942.5 with Seller only being responsible for such costs multiplied by a fraction, the numerator of which is the number of days prior to the Closing that Seller has received rent from such tenant under the new lease or lease modification and the denominator of which is the total number of days in such new lease term, and Buyer being solely responsible for the balance of such costs. 11.3 Notwithstanding Paragraph 11.1 to the contrary, Tenant(s) (if any) may be obligated to pay, as additional rent, certain pass-throughs of operating and similar expenses pursuant to the terms of the applicable Lease(s) (collectively, “Additional Rents”), if any. As to any Additional Rents that are based on estimates and that are subject to adjustment or reconciliation pursuant to such Leases after the Closing Date, prior to the Close of Escrow, Seller shall provide Buyer with a summary (the “Stub Period Amounts Reconciliation”) of the amounts of Additional Rent collected by Seller and the applicable costs and expenses expended by Seller for the period from January 1, 2024 through and including the last day of the month in which the Closing Date occurs (the “Stub Period Amounts”); it being understood that certain Stub Period Amounts, if not based on actual amounts (such as certain operating expenses for the month in which the Closing Date occurs), may be reasonably estimated by Seller. Any amount shown to be owed by Seller to the Tenants of the Property under the Stub Period Amounts Reconciliation shall be credited to Buyer at the Closing, and any amounts shown to be owed to Seller by Tenants of the Property under the Stub Period Amounts Reconciliation shall be credited to Seller at the Closing. The obligations of the parties under this Paragraph 11 shall survive the Close of Escrow for nine (9) months and shall not merge with the Deed. 12. Disbursements and Other Actions by Escrow Holder. Upon the Close of Escrow, Escrow Holder shall promptly undertake all of the following in the manner and order set forth. 12.1 Disburse Funds. Escrow Holder shall credit all matters addressed in Paragraphs 3 and 10 and prorate all matters addressed in Paragraph 11 based upon the Proration and Expense Schedule and disburse the balance of the Purchase Price to Seller promptly upon the Close of Escrow and remaining funds, if any, to Buyer. 12.2 Recording. Escrow Holder shall cause the Deed, and any other documents which the parties hereto may mutually direct, to be recorded in the Official Records and obtain conformed copies thereof for distribution to Buyer and Seller. 12.3 Documents to Seller. Escrow Holder shall disburse to Seller two (2) originals of the Lease Assignment, two (2) originals of the General Assignment and one (1) conformed copy of the Deed. 12.4 Documents to Buyer. Escrow Holder shall deliver to Buyer the original FIRPTA Certificate executed by Seller, two (2) originals of the Lease Assignment, two (2) originals of the General Assignment, originals of any Tenant Estoppel Certificates, and one (1) conformed copy of the Deed. 12.5 Title Company. Escrow Holder shall direct the Title Company to issue the Title Policy to Buyer. 13. Representations and Warranties. 13.1 Seller's Representations and Warranties. In consideration of Buyer entering into this Agreement and as an inducement to Buyer to buy the Property, Seller makes the following representations and warranties, each of which is material and is being relied upon by Buyer (and the truth and accuracy of which shall constitute a condition precedent to Buyer's obligations hereunder). The phrase A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 11 5376942.5 "to Seller's knowledge" used herein, shall mean the actual, then current knowledge of Matthew Schreiber without any undertaking or duty to undertake any independent investigation or inquiry and shall not include any facts that are known or that become known to Buyer or Buyer's agents, employees, contractors, attorneys or representatives. In no event shall Matthew Schreiber have any personal liability under this Agreement. 13.1.1 Formation, Existence, Power. Seller is duly formed and in existence in the jurisdiction of its formation and is qualified to do business in the jurisdiction in which the Property is located; Seller has the legal power, right and authority to enter into this Agreement and the instruments referenced herein, and to consummate the transaction contemplated by this Agreement. 13.1.2 Requisite Action. All requisite action (corporate, trust, partnership or otherwise) has been taken by Seller in connection with entering into this Agreement, the instruments referenced herein, and the consummation of the transaction contemplated by this Agreement. No consent of any partner, shareholder, trustee, trustor, beneficiary, creditor, investor, judicial or administrative body, governmental authority or other party is required for Seller to consummate the transaction contemplated by this Agreement. 13.1.3 Individual Authority. The individuals executing this Agreement and the instruments referenced herein on behalf of Seller and the partners of Seller, if any, have the legal power, right, and actual authority to bind Seller to the terms and conditions hereof and thereof. 13.1.4 No Conflict. Neither the execution and delivery of this Agreement and the documents and instruments referenced herein, nor the occurrence of the obligations set forth herein, nor the consummation of the transaction contemplated herein, nor compliance with the terms of this Agreement and the documents and instruments referenced herein conflict with or result in the material breach of any terms, conditions or provisions of, or constitute a default under, any bond, note, or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan, partnership agreement, lease or other agreement or instrument to which Seller is a party or affecting the Property. 13.1.5 Bankruptcy. Seller has not (a) commenced a voluntary case, or had entered against it a petition, for relief under any federal bankruptcy act or any similar petition, order or decree under any federal or state law or statute relative to bankruptcy, insolvency or other relief for debtors, (b) caused, suffered or consented to the appointment of a receiver, trustee, administrator, conservator, liquidator, or similar official in any federal, state, or foreign judicial or non-judicial proceeding, to hold, administer and/or liquidate all or substantially all of its assets, or (c) made an assignment for the benefit of creditors. 13.1.6 Leases; Rent Roll. To Seller’s knowledge, Seller has delivered to Buyer true and complete copies of all Leases (including any amendments or modifications thereto), if any, and there are no Leases or tenants or other persons or entities with rights to the Property, except for Lease(s) that have been delivered to Buyer in accordance with Paragraph 7.3 above. The Rent Roll delivered to Buyer pursuant to Paragraph 7.3 above is accurate with respect to each Lease. Except as disclosed in the Rent Roll, there are no unaccrued free rent periods or tenant improvement allowances or other cash concessions owing to any Tenant. Seller has not received any notice of any uncured event of default under a Lease, and no commissions are owing with respect to any existing Lease (excluding any New Leases), except for commission that will be paid by Seller as of the Close of Escrow, if any. 13.1.7 Violations. No written notice has been served on or delivered to Seller from any entity, governmental body or individual claiming any violation of any statutes and laws by Seller which violation remains uncured. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 12 5376942.5 13.1.8 Litigation; Condemnation. Seller has not received written notice that there are pending or threatened condemnation, eminent domain, litigation or similar proceedings involving all or any portion of the Property. The representations and warranties of Seller set forth in this Paragraph 13.1 shall survive the Close of Escrow for a period of six (6) months, but not thereafter, it being the intention of the parties that all suits or actions for breach of any such representations and warranties must be commenced, if at all, within said six (6) months of the Close of Escrow or they shall be forever barred. Notwithstanding the foregoing, if, prior to the Closing Date, Buyer or Seller should learn, discover or become aware of any existing or new item, fact or circumstance which renders a representation or warranty of Seller set forth herein incorrect or untrue in any material respect (collectively, the "Representation Matter"), then the party who has learned, discovered or become aware of such Representation Matter shall promptly give written notice thereof to the other party and Seller's representations and warranties shall be automatically limited to account for the Representation Matter. If, prior to the Closing Date, Buyer discovers or is notified of a Representation Matter that has a material, adverse impact on the value of the Property, then, subject to Paragraph 15.2 (if applicable), Buyer shall have the right, as its sole remedy to terminate this Agreement and obtain a refund of the Deposit (less the Independent Consideration) by providing written notice thereof to Seller no later than five (5) business days after Buyer learns or is notified of such Representation Matter; provided, however, Buyer shall have no right to terminate this Agreement for any Representation Matter arising from a change in circumstances that is either (a) outside of the control of Seller or (b) otherwise permitted under this Agreement. Upon such termination, neither party hereunder shall have any further obligations or liabilities under this Agreement except as specifically set forth herein. If Buyer does not timely terminate this Agreement, then Seller's representations and warranties shall be automatically limited to account for the Representation Matter, Buyer shall be deemed to have waived Buyer's right to pursue any remedy for breach of the representation or warranty made untrue on account of such Representation Matter, and the parties shall proceed to the Close of Escrow. 13.2 Buyer's Representations and Warranties. In consideration of Seller entering into this Agreement and as an inducement to Seller to sell the Property, Buyer makes the following representations and warranties, each of which is material and is being relied upon by Seller (and the truth and accuracy of which shall constitute a condition precedent to Seller's obligations hereunder). 13.2.1 Power. Buyer has the legal power, right and authority to enter into this Agreement and the instruments referenced herein, and to consummate the transaction contemplated by this Agreement. 13.2.2 Requisite Action. All requisite action (corporate, trust, partnership or otherwise) has been taken by Buyer in connection with entering into this Agreement and the instruments referenced herein; and, by the Close of Escrow all such necessary action will have been taken to authorize the consummation of the transaction contemplated by this Agreement. By the Close of Escrow no additional consent of any partner, shareholder, trustee, trustor, beneficiary, creditor, investor, judicial or administrative body, governmental authority or other party shall be required for Buyer to consummate the transaction contemplated by this Agreement. 13.2.3 Individual Authority. The individuals executing this Agreement and the instruments referenced herein on behalf of Buyer have the legal power, right, and actual authority to bind Buyer to the terms and conditions hereof and thereof. 13.2.4 No Conflict. Neither the execution and delivery of this Agreement and the documents and instruments referenced herein, nor the occurrence of the obligations set forth herein, nor the consummation of the transaction contemplated herein, nor compliance with the terms of this Agreement A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 13 5376942.5 and the documents and instruments referenced herein conflict with or result in the material breach of any terms, conditions or provisions of, or constitute a default under, any bond, note, or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan, partnership agreement, lease or other agreement or instrument to which Buyer is a party. 13.2.5 Bankruptcy. Buyer has not (a) commenced a voluntary case, or had entered against it a petition, for relief under any federal bankruptcy act or any similar petition, order or decree under any federal or state law or statute relative to bankruptcy, insolvency or other relief for debtors, (b) caused, suffered or consented to the appointment of a receiver, trustee, administrator, conservator, liquidator, or similar official in any federal, state, or foreign judicial or non-judicial proceeding, to hold, administer and/or liquidate all or substantially all of its assets, or (c) made an assignment for the benefit of creditors. 13.2.6 Prohibited Persons and Transactions. Neither Buyer nor any of its affiliates, nor any of their respective members, and none of their respective officers or directors is, nor prior to Closing or the earlier termination of this Agreement, will they become, a person or entity with whom U.S. persons or entities are restricted from doing business under regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury (including those named on OFAC’s Specially Designated Blocked Persons List) or under any U.S. statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism) or other governmental action and is not and prior to Closing or the earlier termination of this Agreement will not engage in any dealings or transactions with or be otherwise associated with such persons or entities. 13.3 As-Is/Release. AS A MATERIAL INDUCEMENT TO THE EXECUTION AND DELIVERY OF THIS AGREEMENT BY SELLER AND THE PERFORMANCE BY SELLER OF ITS DUTIES AND OBLIGATIONS HEREUNDER, BUYER DOES HEREBY ACKNOWLEDGE, REPRESENT, WARRANT AND AGREE, TO AND WITH THE SELLER, THAT, (A) EXCEPT AS EXPRESSLY SET FORTH IN PARAGRAPH 13.1 AND FOR THE DURATION THEREOF, BUYER IS PURCHASING THE PROPERTY IN AN "AS-IS" AND “WHERE IS” CONDITION, WITH ALL FAULTS, AS OF THE DATE OF THE CLOSE OF ESCROW WITH RESPECT TO ANY FACTS, CIRCUMSTANCES, CONDITIONS AND DEFECTS; (B) SELLER HAS NO OBLIGATION TO REPAIR OR CORRECT ANY SUCH FACTS, CIRCUMSTANCES, CONDITIONS OR DEFECTS OR COMPENSATE BUYER FOR SAME; (C) BY THE CLOSE OF ESCROW, BUYER SHALL HAVE UNDERTAKEN ALL SUCH PHYSICAL INSPECTIONS AND EXAMINATIONS OF THE PROPERTY AS BUYER DEEMS NECESSARY OR APPROPRIATE UNDER THE CIRCUMSTANCES, AND THAT BASED UPON SAME, BUYER IS AND WILL BE RELYING STRICTLY AND SOLELY UPON SUCH INSPECTIONS AND EXAMINATIONS AND THE ADVICE AND COUNSEL OF ITS AGENTS AND OFFICERS (AND NOT UPON ANY REPRESENTATIONS OR WARRANTIES OF SELLER), AND BUYER IS AND WILL BE FULLY SATISFIED THAT THE PURCHASE PRICE IS FAIR AND ADEQUATE CONSIDERATION FOR THE PROPERTY; (D) EXCEPT AS EXPRESSLY SET FORTH IN PARAGRAPH 13.1 AND FOR THE DURATION THEREOF, SELLER IS NOT MAKING AND HAS NOT MADE ANY WARRANTY OR REPRESENTATION WITH RESPECT TO ALL OR ANY PART OF THE PROPERTY (INCLUDING, BUT NOT LIMITED TO, ANY MATTERS CONTAINED IN DOCUMENTS MADE AVAILABLE OR DELIVERED TO BUYER IN CONNECTION WITH THIS AGREEMENT), AND ANY WARRANTY OR REPRESENTATION MADE IN PARAGRAPH 13.1 HAS NOT BEEN MADE AS AN INDUCEMENT TO BUYER TO ENTER INTO THIS ESCROW AND THEREAFTER TO PURCHASE THE PROPERTY OR FOR ANY OTHER PURPOSE; (E) IN FURTHERANCE OF, AND NOT IN LIMITATION OF, THE FOREGOING, SELLER HAS AND HEREBY SPECIFICALLY DISCLAIMS, AND NEITHER IT NOR ANY OTHER PERSON IS MAKING, ANY REPRESENTATION, A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 14 5376942.5 WARRANTY, ASSURANCE , PROMISE, COVENANT, AGREEMENT OR GUARANTY WHATSOEVER TO BUYER AND NO WARRANTIES, REPRESENTATIONS, ASSURANCES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTEES OF ANY KIND OR CHARACTER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, ARE MADE BY SELLER OR RELIED UPON BY BUYER WITH RESPECT TO THE PROPERTY (OR ANY PORTION THEREOF), THE STATUS OF TITLE TO OR THE MAINTENANCE, REPAIR, CONDITION, DESIGN, LEASING OR MARKETABILITY OF THE PROPERTY, OR ANY PORTION THEREOF; (F) THE FOREGOING DISCLAIMERS OF REPRESENTATIONS, WARRANTIES, ASSURANCES, PROMISES, COVENANTS, AGREEMENTS AND GUARANTEES INCLUDE, BUT ARE NOT LIMITED TO, DISCLAIMERS IN CONNECTION WITH, AND/OR WITH RESPECT TO, THE FOLLOWING MATTERS (ALL OF WHICH ARE HEREBY SPECIFICALLY DISCLAIMED BY SELLER, AND ALL OF WHICH BUYER HEREBY ACKNOWLEDGES IT IS NOT RELYING UPON): (I) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY OR MARKETABILITY, (II) ANY IMPLIED OR EXPRESS WARRANTY OF HABITABILITY OR FITNESS FOR A PARTICULAR PURPOSE, (III) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, (IV) ANY RIGHTS OF BUYER UNDER APPROPRIATE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION, (V) ANY CLAIM BY BUYER FOR DAMAGES BECAUSE OF DEFECTS, WHETHER KNOWN OR UNKNOWN, NOW OR HEREAFTER EXISTING, WITH RESPECT TO THE PROPERTY OR THE PERSONAL PROPERTY RELATING TO THE PROPERTY, (VI) THE FINANCIAL CONDITION OR PROSPECTS OF THE PROPERTY AND, (VII) LEASES OR OCCUPANCY AGREEMENTS WITH RESPECT TO THE PROPERTY OR THE ABILITY TO LEASE THE PROPERTY OR ANY PORTION THEREOF, (VIII) THE COMPLIANCE OR LACK THEREOF OF THE PROPERTY OR ANY PORTION THEREOF (OR THE OPERATION THEREOF) WITH GOVERNMENTAL OR QUASI-GOVERNMENTAL LAWS, RULES, ORDINANCES OR REGULATIONS (INCLUDING, WITHOUT LIMITATION, ANY ZONING LAWS, ORDINANCES OR REQUIREMENTS), (IX) THE NATURE, QUALITY OR PHYSICAL CONDITION OF THE PROPERTY, (X) THE CONSTRUCTION OF THE PROPERTY OR WHETHER THERE EXISTS ANY CONSTRUCTION DEFECTS THEREIN, (XI) THE WATER, SOIL AND GEOLOGY OF THE PROPERTY OR RELATING THERETO, (XII) THE INCOME TO BE DERIVED FROM THE PROPERTY, (XIII) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH BUYER MAY CONDUCT THEREON, (XIV) THE COMPLIANCE OF OR BY THE PROPERTY (OR THE OPERATION THEREOF) WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY OTHER BODY HAVING JURISDICTION THEREOVER, (XV) THE STATUS OR CONDITION OF ENTITLEMENTS PERTAINING TO THE PROPERTY, (XVI) ANY MATTER REGARDING TERMITES OR WASTES, AS DEFINED BY THE U.S. ENVIRONMENTAL PROTECTION AGENCY REGULATIONS AT 40 C.F.R., (XV) ANY MATTERS RELATING TO HAZARDOUS MATERIALS, HAZARDOUS SUBSTANCES OR ENVIRONMENTAL LAWS, RULES, REGULATIONS OR REQUIREMENTS, AND (XVI) THE ADEQUACY OF PARKING IN CONNECTION WITH THE PROPERTY, AND (G) BY REASON OF ALL OF THE FOREGOING, BUYER SHALL ASSUME THE FULL RISK OF ANY LOSS OR DAMAGE OCCASIONED BY ANY FACT, CIRCUMSTANCE, CONDITION OR DEFECT PERTAINING TO THE PROPERTY, INCLUDING WITHOUT LIMITATION THE PRESENCE OF ANY ASBESTOS CONTAINING MATERIAL, HAZARDOUS, TOXIC OR RADIOACTIVE WASTE, SUBSTANCE OR MATERIALS IN, ON, UNDER OR ABOUT THE PROPERTY, AND BUYER HEREBY EXPRESSLY AND UNCONDITIONALLY WAIVES AND RELEASES SELLER AND ALL OF ITS PARENTS, SUBSIDIARIES, AFFILIATES AND PARTNERSHIPS, OFFICERS, DIRECTORS, PROPERTY MANAGERS, ASSET MANAGERS, MANAGERS, SHAREHOLDERS, PARTNERS, MEMBERS, REPRESENTATIVES, AGENTS AND EMPLOYEES, AND THEIR RESPECTIVE SUCCESSORS, HEIRS AND ASSIGNS AND EACH OF THEM (INDIVIDUALLY AND COLLECTIVELY, THE "RELEASED PARTIES") FROM ANY AND ALL RIGHTS AND CLAIMS AGAINST SELLER AND/OR THE RELEASED PARTIES WITH RESPECT TO THE PROPERTY OR MATTERS A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 15 5376942.5 RELATING TO THE PROPERTY (INCLUDING WITHOUT LIMITATION (I) THE CONDITION, VALUATION, MARKETABILITY OR UTILITY OF THE PROPERTY, (II) IN CONNECTION WITH ANY LEASES OR OCCUPANCY AGREEMENTS RELATING TO THE PROPERTY, (III) ANY RIGHTS OF BUYER UNDER THE STATE OR FEDERAL COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT, AS AMENDED FROM TIME TO TIME, ANY OTHER ENVIRONMENTAL OR HAZARDOUS MATERIAL LAWS OR OTHER SIMILAR LAWS, (IV) IN CONNECTION WITH LATENT, PATENT, ALLEGED OR ACTUAL DESIGN OR CONSTRUCTION DEFICIENCIES OR DEFECTS (WHETHER RESULTING FROM ANY ACTS OR OMISSIONS OF SELLER, ANY SELLER PARTY, ANY PRIOR OWNER OF ALL OR ANY PORTION OF THE PROPERTY, OR ANY OTHER PARTY), AND (VI) ANY OTHER MATTERS REFERENCED IN THIS PARAGRAPH 13.3). BUYER ACKNOWLEDGES AND AGREES THAT THE FOREGOING WAIVER AND RELEASE INCLUDES ALL RIGHTS AND CLAIMS OF BUYER (AND ANY PERSON OR ENTITY CLAIMING BY, OR THROUGH, BUYER) AGAINST SELLER AND/OR ANY OTHER RELEASED PARTIES PERTAINING TO THE PROPERTY, WHETHER HERETOFORE OR NOW EXISTING OR HEREAFTER ARISING, OR WHICH COULD, MIGHT, OR MAY BE CLAIMED TO EXIST, OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, LIQUIDATED OR UNLIQUIDATED, EACH AS THOUGH FULLY SET FORTH HEREIN AT LENGTH, WHICH IN ANY WAY ARISE OUT OF, OR ARE CONNECTED WITH, OR RELATE TO, THE PROPERTY. THIS RELEASE INCLUDES CLAIMS OF WHICH BUYER IS PRESENTLY UNAWARE OF WHICH BUYER DOES NOT PRESENTLY SUSPECT TO EXIST WHICH, IF KNOWN BY BUYER, WOULD MATERIALLY AFFECT BUYER'S RELEASE TO SELLER AND/OR THE OTHER RELEASED PARTIES. IN CONNECTION AND TO THE EXTENT PERMITTED BY LAW, BUYER HEREBY AGREES, REPRESENTS AND WARRANTS THAT BUYER REALIZES AND ACKNOWLEDGES THAT FACTUAL MATTERS NOW UNKNOWN TO IT MAY HAVE GIVEN OR MAY HEREAFTER GIVE RISE TO CAUSES OF ACTION, CLAIMS, DEMANDS, DEBTS, CONTROVERSIES, DAMAGES, COSTS, LOSSES AND EXPENSES WHICH ARE PRESENTLY UNKNOWN, UNANTICIPATED AND UNSUSPECTED, AND BUYER FURTHER AGREES, REPRESENTS AND WARRANTS THAT THE WAIVERS AND RELEASES HEREIN HAVE BEEN NEGOTIATED AND AGREED UPON IN LIGHT OF THAT REALIZATION AND THAT BUYER NEVERTHELESS HEREBY INTENDS TO RELEASE, DISCHARGE AND ACQUIT SELLER AND THE OTHER RELEASED PARTIES FROM ANY SUCH UNKNOWN CAUSES OF ACTION, CLAIMS, DEMANDS, DEBTS, CONTROVERSIES, DAMAGES, COSTS, LOSSES AND EXPENSES. THE FOREGOING WAIVERS AND RELEASES BY BUYER SHALL SURVIVE (A) THE CLOSING AND THE RECORDATION OF THE DEED, AND SHALL NOT BE DEEMED MERGED INTO THE DEED UPON ITS RECORDATION, AND/OR (B) ANY TERMINATION OF THIS AGREEMENT. NOTWITHSTANDING ANY OF THE FOREGOING TO THE CONTRARY, BUYER HAS NOT RELEASED SELLER FOR ANY ACTUAL FRAUD COMMITTED BY SELLER AND UNKNOWN TO BUYER AS OF THE CLOSE OF ESCROW. BUYER EXPRESSLY WAIVES THE BENEFITS OF SECTION 1542 OF THE CALIFORNIA CIVIL CODE, WHICH PROVIDES AS FOLLOWS: "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, AND THAT, IF KNOWN BY HIM OR HER WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY." BUYER'S INITIALS A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 16 5376942.5 14. Access. Provided that Buyer is not in default of its obligations under this Agreement, then from and after the Opening of Escrow through the earlier of the termination of this Agreement or the Closing Date, Buyer, its agents, consultants, contractors and subcontractors shall have the right, at reasonable times upon at least 48 hours prior written notice to Seller, subject to the rights of all tenants and occupants of the Property, and provided that Buyer has coordinated with Seller so as to afford Seller a reasonable opportunity to have a representative present at all such times, to enter upon the Property to conduct or make any and all non-intrusive and non-invasive inspections and Tests as may be necessary or desirable, subject to the limitations set forth below in this Paragraph 14. The scope of any analysis which requires physical sampling or any other invasive or intrusive testing of all or any part of the Property shall be subject to: (a) the prior written approval of Seller, which Seller may withhold or condition in its sole discretion, (b) Seller's receipt of written evidence that Buyer has procured the insurance required pursuant to this Paragraph 14, and (c) the requirement that Buyer dispose of all such test samples in accordance with applicable law and at no cost or liability to Seller. Nothing herein shall authorize any subsurface testing or drilling on the Property by Buyer or its environmental consultant unless specifically approved in writing by Seller, which Seller may condition or deny in its sole discretion. Buyer shall obtain or cause its consultants to obtain (and provide evidence to Seller), at Buyer's sole cost and expense, prior to commencement of any investigative activities on the Property, a policy of commercial general liability insurance covering any and all liability of Buyer and Seller with respect to or arising out of any investigative activities. Such policy of insurance shall be from an insurance company acceptable to Seller and name Seller as an additional insured and shall be kept and maintained in force during the term of this Agreement and so long thereafter as necessary to cover any claims of damages suffered by persons or property resulting from any acts or omissions of Buyer, Buyer's employees, agents, contractors, suppliers, consultants or other related parties. Such policy of insurance shall have liability limits of not less than Two Million Dollars ($2,000,000.00) combined single limit per occurrence for bodily injury, personal injury and property damage liability. If this Agreement is terminated prior to the Close of Escrow, Buyer hereby agrees to provide to Seller, within ten (10) days following such termination, a true and complete copy of all tests, reports, studies and the like generated by such vendor in connection with Buyer's inspection of the Property, to the extent in Buyer’s possession or control. Buyer shall keep all documents and information received from Seller and/or its agents and the results of all of its inspections, studies, investigations, analysis, reports and the like confidential except as required by law and except for disclosures made to Buyer's agents, consultants and employees. Buyer hereby indemnifies, defends and holds the Property, Seller and their respective officers, directors, shareholders, members, participants, affiliates, employers, representatives, invitees, agents and contractors free and harmless from and against any and all claims, costs, losses, liabilities, damages or expenses arising out of or resulting from such entry by Buyer, its agents, consultants, contractors and subcontractors or Buyer's breach of its obligations under this Paragraph 14. Additionally, Buyer shall immediately, at its sole cost and expense, repair any and all damage arising out of or resulting from such entry and any acts or omissions by Buyer, its agents, employees, consultants, contractors and subcontractors. Furthermore, Buyer hereby agrees not to contact any tenants or other occupants of the Property nor any governmental agencies with respect to the Property without Seller's prior written consent, which Seller may withhold or condition in its reasonable discretion (including, without limitation, requiring that a Seller representative be present). Buyer shall keep the Property free and clear of any mechanics' liens or materialmen's liens related to Buyer's inspection and the other activities contemplated in this Paragraph 14. All of Buyer's obligations set forth in this Paragraph 14 shall survive the Close of Escrow and shall not be merged with the Deed, and shall survive the termination of this Agreement and Escrow prior to the Close of Escrow, and shall not be limited by any provision of this Agreement. 15. Default. 15.1 BUYER'S DEFAULT. IF BUYER FAILS TO COMPLETE THE PURCHASE OF THE PROPERTY AS PROVIDED IN THIS AGREEMENT BY REASON OF ANY A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 17 5376942.5 DEFAULT OF BUYER, SELLER'S SOLE REMEDY (EXCEPT AS PROVIDED BELOW) SHALL BE TO TERMINATE THIS AGREEMENT AND RECEIVE THE DEPOSIT AS LIQUIDATED DAMAGES AND SELLER SHALL BE RELEASED FROM ITS OBLIGATION TO SELL THE PROPERTY TO BUYER. BUYER AND SELLER AGREE THAT IT WOULD BE IMPRACTICAL AND EXTREMELY DIFFICULT TO ESTIMATE THE DAMAGES WHICH SELLER MAY SUFFER IN THE EVENT BUYER DEFAULTS HEREUNDER AND FAILS TO COMPLETE THE PURCHASE OF THE PROPERTY AS HEREIN PROVIDED. BUYER AND SELLER THEREFORE AGREE THAT A REASONABLE PRESENT ESTIMATE OF THE NET DETRIMENT THAT SELLER WOULD SUFFER IN THE EVENT OF BUYER'S DEFAULT OR BREACH HEREUNDER IS AN AMOUNT OF MONEY EQUAL TO THE DEPOSIT WHICH SHALL BE THE FULL, AGREED AND LIQUIDATED DAMAGES. THE PARTIES ACKNOWLEDGE THAT THE PAYMENT OF SUCH LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF CALIFORNIA CIVIL CODE SECTIONS 3275 OR 3369, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER PURSUANT TO CALIFORNIA CIVIL CODE SECTIONS 1671, 1676 AND 1677. THE FOREGOING SHALL NOT LIMIT SELLER'S REMEDIES WITH RESPECT TO BUYER'S OBLIGATIONS (INCLUDING, WITHOUT LIMITATION, ITS INDEMNIFICATION OBLIGATIONS) UNDER PARAGRAPHS 14 AND 17 OF THIS AGREEMENT AND THE ATTORNEYS' FEES PROVISION SET FORTH IN PARAGRAPH 18 BELOW. SELLER'S INITIALS BUYER'S INITIALS 15.2 SELLER'S DEFAULT. IF SELLER DEFAULTS UNDER THIS AGREEMENT AND FAILS TO COMPLETE THE PURCHASE AS PROVIDED HEREIN, THEN BUYER SHALL BE ENTITLED, AS ITS SOLE AND EXCLUSIVE REMEDY, WHETHER AT LAW OR IN EQUITY, EITHER (A) TO TERMINATE THIS AGREEMENT AND RECOVER ITS DEPOSIT OR (B) IN LIEU OF TERMINATING THE AGREEMENT AND RECOVERING ITS DEPOSIT, BUYER SHALL BE ENTITLED TO PURSUE SPECIFIC PERFORMANCE OF THE CONVEYANCE OF THE PROPERTY WITHOUT RIGHT TO ANY DAMAGES OR OTHER EQUITABLE RELIEF WHATSOEVER, BUT ONLY IF BUYER DEPOSITS WITH ESCROW HOLDER ON OR BEFORE THE SCHEDULED CLOSING DATE, THE CASH BALANCE OF THE PURCHASE PRICE, TOGETHER WITH ALL CLOSING DOCUMENTS REQUIRED HEREUNDER FROM BUYER, AND BUYER FILES SUCH SPECIFIC PERFORMANCE ACTION WITHIN TEN (10) DAYS FOLLOWING THE SCHEDULED CLOSING DATE AND DILIGENTLY PROSECUTES SUCH ACTION TO COMPLETION. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, BUYER SHALL NOT BE ENTITLED TO RECORD A LIEN OR LIS PENDENS AGAINST THE PROPERTY AND BUYER HEREBY WAIVES ANY SUCH RIGHT. NOTWITHSTANDING THE FOREGOING TO THE CONTRARY, IF SELLER IS IN MATERIAL DEFAULT UNDER THIS AGREEMENT, AND BUYER TERMINATES THIS AGREEMENT IN ACCORDANCE WITH SUBPART (A) OF THIS PARAGRAPH ABOVE AS A RESULT OF SUCH MATERIAL DEFAULT, SELLER SHALL ALSO REIMBURSE BUYER FOR ITS REASONABLE, THIRD-PARTY, OUT OF POCKET COSTS AND EXPENSES INCURRED TO NEGOTIATE THIS AGREEMENT AND PURSUE ACQUISITION OF THE PROPERTY AS CONTEMPLATED HEREBY, NOT TO EXCEED $50,000.00. SELLER'S INITIALS BUYER'S INITIALS A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 18 5376942.5 16. Notices. Any notice, demand, consent, approval, request, or other communication or document to be provided hereunder to a party hereto shall be in writing and shall be given to such party at its address set forth above or such other address such party may hereafter specify for that purpose by notice to the other party. Each such notice, request, or communication shall, for all purposes, be deemed given and received (a) if given by email, when such email (inclusive of a pdf attachment containing the substantive content of the notice) is transmitted to the email address specified above during normal business hours (i.e. 8:00 a.m. to 5:00 p.m.) and such notice is also sent via overnight delivery service for the next business day’s delivery, (b) if hand delivered against receipted copy, when the copy thereof is receipted, (c) if given by a recognized overnight delivery service, the day on which such notice, request, or other communication is actually received, or (d) or if given by certified mail, return receipt requested, postage prepaid, two (2) days after it is posted with the United States Postal Service, to the addresses specified in the Basic Provisions. Notices to Seller shall be directed to Seller and Seller's Counsel and notices to Buyer shall be directed to Buyer and Buyer's Counsel. Notice of change of address shall be given by written notice in the manner detailed in this Paragraph 16. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to constitute receipt of the notice, demand, request or communication sent 17. Brokers. Upon the Close of Escrow (but not otherwise), Seller shall pay a real estate brokerage commission to Broker with respect to this transaction in accordance with Seller's separate written agreement. Each party hereto agrees to indemnify and hold harmless the other party from and against any and all losses, liens, claims, judgments, liabilities, costs, expenses or damages (including reasonable attorneys' fees and court costs) of any kind or character arising out of or resulting from any agreement, arrangement or understanding (except as set forth above with respect to Broker) alleged to have been made by such party or on its behalf with any broker or finder in connection with this Agreement or transaction contemplated under this Agreement. The foregoing indemnity shall survive the Close of Escrow or the earlier termination of this Agreement and shall not be limited by any provision of this Agreement. 18. Legal Fees. If either Buyer or Seller brings any action, arbitration or suit against the other for any matter relating to or arising out of this Agreement, then the prevailing party in such action or dispute, whether by final judgment or settlement, shall be entitled to recover from the other party all costs and expenses of suit, including actual attorneys' fees. Any judgment or order entered in any final judgment shall contain a specific provision providing for the recovery of all costs and expenses of suit, including actual attorneys' fees incurred in enforcing, perfecting and executing such judgment. For the purposes of this paragraph, such costs shall include, without limitation, in-house or outside attorneys' fees, costs and expenses incurred in the following: (a) postjudgment motions; (b) contempt proceedings; (c) garnishment, levy, and debtor and third party examination; (d) discovery; and (e) bankruptcy litigation. 19. Assignment. Buyer may not assign, transfer or convey its rights or obligations under this Agreement at any time without the prior written consent of Seller, which Seller may withhold in its sole and absolute discretion; provided, however, Buyer may assign this Agreement to a Buyer Affiliate (as defined below) without the requirement of obtaining Seller's prior written consent (but nevertheless requiring at least five (5) business days prior written notice) and satisfy the requirements set forth below. The term "Buyer Affiliate" shall mean any entity of which Buyer or manager of Buyer is the managing member or managing partner or manager and owns or controls such entity. Notwithstanding the foregoing, no assignment by Buyer (whether to a Buyer Affiliate or otherwise) shall release Buyer from any of its obligations hereunder, and any assignment by Buyer (even to a Buyer Affiliate) shall require the full assumption by the assignee (on a joint and several basis) of all of Buyer's obligations hereunder, and the assignment and assumption agreement must be delivered to Seller at least five (5) business days prior to the Closing. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 19 5376942.5 20. Damage or Destruction, Condemnation, Insurance. 20.1 Condemnation. If at any time prior to the Closing Date any "material" portion of the Property is condemned or taken by eminent domain proceedings by any public authority, then at Buyer's option, to be exercised within ten (10) days after receipt of notice of such taking, this Agreement shall terminate, and the Deposit (less the Independent Consideration) shall be promptly returned to Buyer, and except as expressly set forth herein, neither party shall have any further liability or obligation to the other hereunder. As used in this Paragraph 20.1, the term "material" shall mean a taking which materially and adversely affects the value or operations of the Property and adversely affects the value of the Property by more than ten percent (10%) of the Purchase Price. Seller shall give Buyer written notice of any taking promptly after Seller obtains knowledge thereof. If less than a material portion of the Property is condemned or taken by eminent domain proceedings or if Buyer does not timely notify Seller in writing of its election to terminate this Agreement, Buyer shall be deemed to have elected not to terminate this Agreement. If Buyer elects or is deemed to have elected not to terminate this Agreement, the parties shall proceed to the Closing without a reduction in the Purchase Price and, upon the Closing, all condemnation proceeds paid or payable to Seller (other than losses pertaining to periods prior to the Closing) shall belong to Buyer and shall be paid over and assigned to Buyer. Seller shall have no obligation to make any repairs to the Property in the event of a condemnation. 20.2 Damage and Destruction. If at any time prior to the Closing Date a material portion of the Property is destroyed or damaged as a result of fire or any other casualty whatsoever, then at Buyer's option, to be exercised within ten (10) days after receipt of notice of such destruction or damage, this Agreement shall terminate, the Deposit shall be returned to Buyer, and except as expressly set forth herein, neither party shall have any further liability or obligation to the other hereunder. If Buyer does not timely notify Seller in writing of its election to terminate this Agreement, Buyer shall be deemed to have elected not to terminate this Agreement. For purposes hereof, the term "material" shall be deemed to be a damage or destruction in excess of ten percent (10%) of the Purchase Price. If less than a material portion of the Property is damaged or destroyed or if a material portion is damaged or destroyed and Buyer elects or is deemed to have elected not to terminate this Agreement, the parties shall proceed to the Closing without reduction in the Purchase Price and, upon the Closing, all property insurance proceeds paid or payable to Seller as a result of such casualty shall belong to Buyer and shall be paid over and assigned to Buyer. Seller shall have no obligation to make any repairs to the Property in the event of a damage or destruction. 21. Continued Operations; New Leases and Contracts 21.1 Continued Operations. So long as this Agreement remains in effect, (i) Seller shall manage, operate, and insure the Property in substantially the same manner in which Seller managed, operated, and insured the Property prior to the Opening of Escrow, and (ii) Seller shall not modify, amend, or terminate any Lease or service contract, nor enter into any New Lease or service contract, except as set forth in this Paragraph 21. 21.2 New Leases. Seller hereby agrees that, from and after the Execution Date, Seller will not modify, extend or otherwise change any of the terms, covenants or conditions of the Leases or enter into New Leases affecting the Property without the prior written consent of Buyer, which consent may be granted or withheld in Buyer’s commercially reasonable discretion; provided, however, following the Contingency Date, such consent may be granted or denied in Buyer’s sole and absolute discretion (except for a lease modification or termination with respect to a Tenant, if any, which is delinquent in rent, with respect to which Buyer’s consent may be granted or withheld in Buyer’s commercially reasonable discretion). If Buyer fails to approve any proposal in writing, Buyer shall be deemed to have disapproved of such proposal. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 20 5376942.5 21.3 Service Contracts. Prior to the date which is three (3) days prior to the end of the Contingency Date, Seller, in its sole and absolute discretion, and without Buyer’s consent, shall have the right to extend, renew, modify or replace any of the service contracts that Seller deems advisable, so long as such service contracts (whether new or modified) are terminable upon thirty (30) days’ notice without fee or penalty, and Seller provides a copy of such service contract (or modification to such service contract) to Buyer. Except as otherwise provided herein, after the date which is three (3) days prior to the Contingency Date, Seller will not extend, renew, modify or replace any of the service contracts without the prior written consent of Buyer, which consent may be granted or withheld in Buyer’s sole and absolute discretion. If Buyer does not approve any request of Seller regarding a service contract in writing, Buyer shall be deemed to have disapproved of such request. If any service contract requires the service provider’s consent for such service contract to be assigned to Buyer, as of the Close of Escrow, Seller shall either (i) terminate such service contract as of the Close of Escrow, to the extent the same is terminable on thirty (30) days prior notice without fee or charge, or (ii) obtain such service provider’s consent for the assignment of the service contract to Buyer, in either case, at Seller’s sole cost and expense. 22. Miscellaneous. 22.1 Not an Offer. Seller's delivery of unsigned copies of this Agreement is solely for the purpose of review by the party to whom delivered, and neither the delivery nor any prior communications between the parties shall in any way imply that Seller is under any obligation to enter the transaction which is the subject of this Agreement. The signing of this Agreement by Buyer constitutes an offer which shall not be deemed accepted by Seller unless and until Seller has signed this Agreement and delivered a duplicate original or electronic copy to Buyer. 22.2 Computation of Time Periods. If the date upon which the Contingency Date, the Closing Date or any other date or time period provided for in this Agreement is or ends on a Saturday, Sunday or federal or state legal holiday, then such date shall automatically be extended until 5:00 p.m. Pacific time of the next day which is not a Saturday, Sunday or legal holiday. The term "business day" shall mean any day other than a Saturday, Sunday or legal holiday. 22.3 Captions; Severability. Any captions to, or headings of, the paragraphs or subparagraphs of this Agreement are solely for the convenience of the parties hereto, are not a part of this Agreement, and shall not be used for the interpretation or determination of the validity of this Agreement or any provision hereof. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, but this Agreement shall be reformed and construed and enforced to the maximum extent permitted by applicable law. 22.4 No Obligations to Third Parties. Except as otherwise expressly provided herein, the execution and delivery of this Agreement shall not be deemed to confer any rights upon, nor obligate any of the parties hereto, to any person or entity other than the parties hereto. 22.5 Exhibits and Schedules. The exhibits and schedules attached to this Agreement are incorporated in this Agreement by this reference for all purposes. 22.6 Amendment to this Agreement. The terms of this Agreement may not be modified or amended except by an instrument in writing executed by each of the parties hereto. 22.7 Waiver. The waiver or failure to enforce any provision of this Agreement shall not operate as a waiver of any future breach of any such provision or any other provision hereof. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 21 5376942.5 22.8 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, except for any choice-of-law principles which provide for the application of the laws of another jurisdiction. Seller and Buyer hereby irrevocably submit to the jurisdiction of any state or federal court sitting in the State in any action or proceeding arising out of or relating to this Agreement and hereby irrevocably agree that all claims in respect of such action or proceeding shall be heard and determined in a state or federal court sitting in the State. Buyer and Seller agree that the provisions of this Paragraph 22.8 shall survive the Closing. 22.9 Fees and Other Expenses. Except as otherwise provided herein, each of the parties hereto shall pay its own fees and expenses in connection with this Agreement. 22.10 Entire Agreement. This Agreement (including all Exhibits attached hereto) supersedes any prior agreements, negotiations and communications, oral or written, and contains the entire agreement between, and the final expression of, Buyer and Seller with respect to the subject matter hereof. No subsequent agreement, representation, or promise made by either party hereto, or by or to an employee, officer, agent or representative of either party hereto shall be of any effect unless it is in writing and executed by the party to be bound thereby. 22.11 Successors and Assigns. Subject to the restrictions set forth in Paragraph 19 hereof, this Agreement shall be binding upon and shall inure to the benefit of the permitted successors and assigns of the parties hereto. 22.12 Construction. The parties acknowledge and agree that (A) each party hereto is of equal bargaining strength, (B) each such party has actively participated in the drafting, preparation and negotiation of this Agreement, (C) each such party has consulted with such party's own, independent counsel, and such other professional advisors as such party has deemed appropriate, relating to any and all matters contemplated under this Agreement, (D) each such party and such party's counsel and advisors have reviewed this Agreement, (E) each such party has agreed to enter into this Agreement following such review and the rendering of such advice, (F) any rule of construction to the effect that ambiguities are to be resolved against the drafting parties shall not apply in the interpretation of this Agreement, or any portions hereof, or any amendments hereto, and (G) except as expressly stated to survive the Closing in this Agreement, all terms and provisions of this Agreement shall not survive the Closing and shall be deemed merged with the Deed at Closing. 22.13 Limitation of Liability. Buyer acknowledges and agrees that neither the trustees, shareholders, members, affiliates, officers, directors, investment managers, employees, partners, agents nor advisors of Seller, assume any personal liability for obligations entered into by or on behalf of Seller. Notwithstanding any other provision of this Agreement to the contrary (or any rights that Buyer may have at law or in equity), (a) in no event shall Seller have any liability for lost profits, speculative, special, consequential or punitive damages, (b) in no event will Seller's liability under or otherwise in connection with this Agreement (including, without limitation, Paragraph 13.1 above), any documents executed in connection herewith and/or otherwise in connection with the Property exceed the sum of Two Hundred Fifty Thousand Dollars ($250,000.00), and (c) Buyer shall have no right to assert any claim against Seller, and Seller shall have no liability to Buyer whatsoever, unless the valid claims for all breaches of Seller collectively aggregate more than Fifty Thousand Dollars ($50,000.00). Notwithstanding anything to the contrary contained in this Agreement, Buyer hereby agrees that any action or claim asserted by Buyer against Seller or any of the Released Parties must be filed (if at all) and properly served to Seller within six (6) months following the Closing in a court of competent jurisdiction, and Buyer hereby waives any right to bring any such claim or action thereafter. Buyer's remedies prior to Closing shall be limited as set forth in Paragraph 15.2. Any and all liability beyond that which may be asserted under this Paragraph 22.13 A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 22 5376942.5 is expressly waived and released by Buyer and by all persons claiming by, through or under Buyer. The provisions of this Paragraph 22.13 shall survive the Closing. 22.14 Time of the Essence. All times provided for in this Agreement for the performance of any act will be strictly construed, time being of the essence. 22.15 Recording. The parties agree that this Agreement shall not be recorded. If Buyer causes this Agreement or any notice or memorandum thereof to be recorded, this Agreement shall be null and void at the option of Seller. 22.16 Confidentiality. Until the Close of Escrow, Buyer will keep confidential the Purchase Price, the other terms of this Agreement, the Materials and all other information concerning the Property (as disclosed, discovered or determined in connection with this transaction); provided, however, Buyer may disclose such information to (a) those employed by Buyer (subject to their agreement to abide by the terms of this paragraph); (b) those who are actively and directly participating in the evaluation of the Property and the negotiation and execution of this Agreement or financing of the purchase of the Property (subject to their agreement to abide by the terms of this paragraph); (c) third parties as required under applicable law; and (d) Buyer's potential financial partners and lenders (subject to their agreement to abide by the terms of this paragraph). 22.17 Natural Hazard Disclosure. Natural Hazard Disclosure. As of the Closing, to the extent permitted by law, Buyer shall be deemed to have knowingly, voluntarily and intentionally waived the right to the disclosures (“Natural Hazards Disclosures”) set forth in: (a) California Government Code Section 8589.3 (a special flood area); (b) California Government Code Section 8589.4 (dam failure inundation area); (c) California Government Code Section 51183.5 (earthquake fault zone); (d) California Public Resources Code Section 2621.9 (seismic hazard zone); (e) California Public Resources Code Section 4136 (wildland fire area); and (f) California Public Resources Code Section 2694 (high fire severity area). Buyer acknowledges and represents that it has extensive experience acquiring and conducting due diligence for commercial properties. This waiver by Buyer includes, to the extent permitted by law, any remedies Buyer may have for Seller's nondisclosure of the Natural Hazards Disclosures. In no way limiting the foregoing waiver by Buyer, Buyer acknowledges that Seller shall employ the services of the Escrow Holder or another third party selected by Seller (as applicable, the “Natural Hazard Expert”) to examine the maps and other information specifically made available to the public by government agencies for the purposes of enabling Seller to fulfill Seller's disclosure obligations, if any, and to report the result of the Natural Hazard Expert’s examination (“Natural Hazards Report”) to Buyer and Seller in writing. Seller has not verified, and Seller is not obligated to verify, the information contained in the Natural Hazards Report. The Natural Hazards Report fully and completely discharges Seller from Seller's disclosure obligations referred to herein, if and to the extent any such obligations exist, and, for the purpose of this Agreement, the provisions of Section 1103.4 of the California Civil Code regarding non- liability of Seller for errors or omissions not within Seller's personal knowledge shall be deemed to apply and the Natural Hazard Expert shall be deemed to be an expert, dealing with matters within the scope of the Natural Hazard Expert's expertise with respect to the examination and written report regarding the natural hazards referred to above. Seller makes no representation or warranty as to the truth or accuracy of any information contained in the Natural Hazards Report. ANY NATURAL HAZARDS DISCLOSED BY THE NATURAL HAZARDS REPORT MAY LIMIT THE BUYER'S ABILITY TO REDEVELOP OR UTILIZE THE PROPERTY, TO OBTAIN INSURANCE, OR TO RECEIVE ASSISTANCE AFTER A DISASTER. THE MAPS ON WHICH THESE DISCLOSURES ARE BASED ESTIMATE WHERE NATURAL HAZARDS EXIST. THEY ARE NOT DEFINITIVE INDICATORS OF WHETHER OR NOT THE PROPERTY WILL BE AFFECTED BY A NATURAL DISASTER. BUYER MAY WISH TO A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 23 5376942.5 OBTAIN PROFESSIONAL ADVICE REGARDING THESE HAZARDS AND OTHER HAZARDS THAT MAY AFFECT THE PROPERTY. 22.18 Section 1101.5 Disclosure. Seller hereby discloses to Buyer that Section 1101.5 of the California Civil Code requires that all noncompliant plumbing fixtures in any commercial real property shall be replaced with water-conserving plumbing fixtures. Pursuant to Section 1101.5(e) of the California Civil Code, Seller hereby discloses to Buyer that the Property may include noncompliant plumbing fixtures. 22.19 Counterparts; Electronic Signatures. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which, together, shall constitute but one and the same instrument. Electronic signatures, including signature delivered in a PDF, jpeg, or other electronic document, shall be deemed binding as originals. [Signature Page Follows] A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 24 5376942.5 IN WITNESS WHEREOF, Buyer and Seller have executed this Agreement as of the day and year first written above. BUYER: SELLER: SM 1848, LLC, SRT SF RETAIL I, LLC, a California limited liability company a Delaware limited liability company By: By: Name: Douglas M. MacMahon Name: Position: Manager Position: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8 Matthew Schreiber CEO

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 25 5376942.5 ACCEPTANCE BY ESCROW HOLDER Chicago Title Insurance Company acknowledges that it has received a fully executed original or original executed counterparts of the foregoing Agreement of Purchase and Sale and Joint Escrow Instructions (the "Agreement") and agrees to act as Escrow Holder under the Agreement and to be bound by and strictly perform the terms thereof as such terms apply to Escrow Holder. Dated: , 2024 CHICAGO TITLE INSURANCE COMPANY By: Name: Position: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT A LEGAL DESCRIPTION Parcel One: Commercial Area 1 comprised of grid areas A2-A27, B1-B27, C1-C27, D1-D27, E1-E27, F1-F27, G1- G27, H1-H27, I1-I27, J1-J27, K1-K21, L17-L21, M17-M21, N17-N21, O17-O21, and P17-P21 as said grid areas are depicted on that certain Condominium Plan entitled “388 Fulton Condominium Plan” (which shall hereafter be referred to as the “Plan”), which Plan recorded Jun 6, 2016, as Document No. 2016-K270008-00, in the Office of the Recorder of the City and County of San Francisco, State of California (“Official Records”), and which Commercial Area is defined in and made subject to that certain Declaration of Covenants, Conditions, and Restrictions of 388 Fulton (which shall hereafter be referred to as the “Declaration”), which Declaration recorded June 6, 2016, as Document No. 2016- K270224-00, Official Records; said unit being situated on Lot 1, as said lot is shown upon that certain Map entitled “Final Map 8270”, which Map was filed in the Official Records on May 27, 2016, in Book 129 of Maps, at Pages 145-147. Parcel Two: An undivided 2/74th in interest in common, in the Common Area, as defined in the Declaration and depicted on the Plan. Parcel Three: A non-exclusive easement, appurtenant to Parcel one above, for access, ingress, egress, support, utilities, and all other easements and rights, over, under, upon, and through the Association Property, as said easements and rights are depicted on the Plan and further defined in the Declaration. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT B GRANT DEED WHEN RECORDED MAIL TO: MAIL TAX STATEMENTS TO: (Space above this line is for recorder's use) GRANT DEED THE UNDERSIGNED GRANTOR DECLARES: DOCUMENTARY TRANSFER TAX is $ . CITY TAX $ .  Computed on full value of property conveyed, or  Computed on full value less value of liens or encumbrances remaining at time of sale,  Unincorporated area:  City of , and FOR VALUE RECEIVED, ("Grantor"), hereby grants to ("Grantee"), that certain real property (the "Property") situated in the City of , County of , State of California, described in Exhibit A attached hereto and incorporated by reference. THE PROPERTY IS CONVEYED TO GRANTEE SUBJECT TO: A. All liens, encumbrances, easements, covenants, conditions and restrictions, whether on- or off-record; B. Any other matters listed on Exhibit B attached hereto and incorporated herein; C. All matters which would be revealed or disclosed in an accurate survey or inspection of the Property; D. Liens for taxes on real property not yet delinquent, and liens for any general or special assessments of record against the Property not yet delinquent; and E. All laws, ordinances and governmental rules, regulations and restrictions affecting the Property. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 IN WITNESS WHEREOF, the undersigned Grantor has executed this Grant Deed as of , . By: Its: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT "A" TO GRANT DEED LEGAL DESCRIPTION OF PROPERTY [TO BE INSERTED] A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT "B" TO GRANT DEED PERMITTED EXCEPTIONS [TO BE INSERTED] A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document. ACKNOWLEDGMENT State of California ) County of ) On , before me, , a Notary Public, personally appeared , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct. WITNESS my hand and official seal. Signature A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT C TRANSFEROR'S CERTIFICATION OF NON-FOREIGN STATUS To inform , a ("Transferee"), that Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest, the undersigned hereby certifies the following on behalf of the transferor/seller: 1. Transferor is not a foreign corporation, foreign partnership, foreign trust, foreign estate or foreign person (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder); and 2. Transferor is not a disregarded entity as defined in §1.1445-2(b)(2)(iii); and 3. Transferor's U.S. employer or tax (social security) identification number is ; and 4. The office address of Transferor is: . Transferor understands that this Certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both. Under penalty of perjury I declare that I have examined this Certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor. Dated: , 20 . TRANSFEROR: , a By: Name: Title: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT D ASSIGNMENT AND ASSUMPTION OF LEASES THIS ASSIGNMENT AND ASSUMPTION OF LEASES ("Assignment") is made this day of , , by and between , a ("Assignor"), and , a ("Assignee"). Recitals Assignor and Assignee entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions, dated as of , (the "Agreement"), respecting the sale of certain "Property" (as defined in the Agreement). Unless otherwise indicated herein, all capitalized terms in this Assignment shall have the meaning ascribed to them in the Agreement. Assignor, as Lessor, and those certain tenants of the Property (collectively, the "Tenants") have entered into leases for space at the Property (collectively, the "Leases") covering certain premises located on the Property. Under the Agreement, Assignor is obligated to assign to Assignee any and all of its right, title and interest in and to all Leases and Tenants' deposits held by Assignor under the Leases (collectively, "Tenant Deposits"). Agreement NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows. Assignor assigns, sells, transfers, sets over and delivers unto Assignee all of Assignor's estate, right, title and interest in and to the Leases and Tenant Deposits and Assignee accepts such assignment. Assignee accepts said assignment, sale and transfer and assumes the performance of all of the terms, covenants and conditions imposed upon the landlord under the Leases and with respect to the Tenant Deposits. Assignor agrees to indemnify, defend, and hold Assignee harmless from and against any Tenant claim(s) to the extent arising under the Leases during the period of Assignor’s ownership of the Property. Assignee agrees to indemnify, defend, and hold Assignor harmless from and against any Tenant claim(s) to the extent arising under the Lease during the period of Assignee’s ownership of the Property. This grammatical paragraph shall survive the Closing for a period of six (6) months. In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of the other party arising out of this Assignment, then in that event the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including actual attorneys' fees and costs. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 This Assignment may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument. This Assignment shall be binding upon and inure to the benefit of the successors, assignees, personal representatives, heirs and legatees of all the respective parties hereto. This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of California. IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the day and year first written above. ASSIGNEE: , a ASSIGNOR: , a By: Name: Position: By: Name: Position: By: Name: Position: By: Name: Position: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT E GENERAL ASSIGNMENT AND BILL OF SALE THIS GENERAL ASSIGNMENT AND BILL OF SALE ("Assignment") is made this day of , , by and between , a ("Assignor"), and , a ("Assignee"). Recitals Assignor and Assignee entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions dated as of , (the "Agreement"), respecting the sale of certain "Property" (as described and defined in the Agreement). Unless otherwise indicated herein, all capitalized terms in this Assignment shall have the meaning ascribed to them in the Agreement. Under the Agreement, Assignor is obligated to assign (to the extent assignable) any and all of its right, title and interest (if any) and delegate any and all of its obligations and responsibilities in each of the following to Assignee, but only to the extent solely pertaining to the Property and only to the extent assignable: (a) any and all service contracts, warranties, guarantees, management contracts and bonds, together with all supplements, amendments and modifications thereto, solely relating to the Property ("Contract(s)"); (b) development rights and other intangible rights, titles, interests, privileges and appurtenances owned by Assignor and housed in connection with the Property and its operation (collectively "License(s)"); and (c) all fixtures, fittings, furniture, furnishings, appliances, apparatus, equipment, machinery, building materials, and other items of tangible personal property owned by Assignor and affixed or attached to the Property (all of such properties and assets being collectively called the "Assigned Properties"). Agreement NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows: Assignor assigns, sells, transfers, sets over and delivers unto Assignee (to the extent assignable) all of Assignor's estate, right, title and interest (if any) in and to the Contracts, Licenses and Assigned Properties; provided, however, that such assignment, sale and transfer shall not include any rights or claims arising prior to the date hereof which Assignor may have against any party with respect to the Contracts, Licenses and Assigned Properties. Assignee accepts such assignment and assumes the performance of all of the terms, covenants and conditions imposed upon Assignor with respect to the Contracts, Licenses and Assigned Properties. In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, conditions, agreements or provisions on the part A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 of the other party arising out of this Assignment, then in that event the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including reasonable attorneys' fees. This Assignment shall be binding upon and inure to the benefit of the successors, assignees, personal representatives, heirs and legatees of all the respective parties hereto. This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of California. This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument. IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment as of the day and year first above written. ASSIGNEE: ASSIGNOR: , , a a By: Name: Position: By: Name: Position: By: Name: Position: By: Name: Position: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT F FORM OF TENANT ESTOPPEL CERTIFICATE The undersigned, the tenant ("Tenant") under a certain lease agreement dated between ("Landlord") and Tenant ("Lease"), certifies as follows: 1. The Lease is presently in full force and affect and unmodified except as set forth on Exhibit A attached hereto. The Lease constitutes the only agreement between the Landlord and Tenant with respect to the leased premises. 2. The lease term has commenced on and full rental is now accruing thereunder. The Lease term shall end on , 20 . The Tenant has the following options to extend the term: (insert renewal options or indicate “NONE,” as applicable). 3. Tenant has accepted possession of the leased premises under the Lease and is paying $ per month as rental under the Lease, consisting of $ in guaranteed/base rental, $ for monthly operating expense pass-throughs, and $ for ad valorem tax pass-throughs. Tenant has not assigned, transferred, or hypothecated its interest under the Lease. 4. No rent under said lease has been paid more than thirty (30) days in advance of its due date. 5. To Tenant's knowledge, as of the date hereof, Tenant has no claim, charge, defense or offset under the Lease against rents or other charges due or to become due thereunder. As of the date hereof, Tenant has not asserted any such offset or credit. To Tenant's knowledge, there are no defaults under the Lease. 6. There are no unaccrued or unpaid free rent periods, leasehold improvement allowances, or other cash concessions owing to Tenant under the Lease. 7. Tenant has not made any payment to Landlord as a security deposit or rental deposit except any payment expressly provided for in the Lease as follows: $ . Tenant makes this Certificate with the understanding that Landlord is contemplating selling the property which includes the premises (the “Property”), and Landlord and the potential buyer of the Property and its lender(s) who make a mortgage loan upon the property are each entitled to rely on this Certificate. Tenant shall be estopped from asserting any fact(s) or circumstance(s) against Landlord or such prospective buyer or its lender that are contrary to the facts certified to herein. Dated: , [TENANT] By: Name: Title: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 SCHEDULE 7.3 Materials 1. Copies of all Leases, including all amendments thereto and guarantees thereof. 2. Any prior default notices and written requests by Tenant for the modification of economic terms (including the Term) of the applicable Lease. 3. Operating expense reconciliation delivered to Tenants for year 2023. 4. A current rent roll (“Rent Roll”) and subsequent updates of the Rent Roll, if any. 5. An insurance loss run report with respect to the Property for years 2023 and 2024. 6. Copies of any declaration(s) of condominium establishing the Property as a condominium and/or governing the use of the Property (each a “Declaration”). 7. The organizational documents and bylaws of any condominium association established pursuant to such Declaration(s) (the “Condo Association”). 8. The budget of the Condo Association for year 2023, including a list of any current general and/or special assessments of the Condo Association with respect to the Property. 9. All written contracts with respect to the Property made by or on behalf of Seller or to which any Seller is a party for repair, maintenance, utilities, garbage removal, concessions, vending, or other services provided to the Property. 10. All architectural drawings, engineering studies, plans and specifications relating to the original and current construction of the Property. 11. Copies of any warranties or guarantees from any contractors or subcontractors with respect to the improvements or fixtures upon the Property. 12. The most recent environmental site assessments/reports with respect to the Property. 13. Existing as-built or boundary surveys of the Property. 14. Ad valorem tax bills for tax year 2023 – 2024. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 1 5376942.5 AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS This AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS ("Agreement") is made and entered into as of this day of July, 2024 ("Execution Date"), by and between SRT SF RETAIL I, LLC, a Delaware limited liability company ("Seller"), and SM 1848, LLC, a California limited liability company ("Buyer"). Recitals A. Seller owns certain real property located in the City of San Francisco ("City"), County of San Francisco ("County"), State of California ("State"), which real property consists of two (2) retail condominiums located at what is commonly known as (i) 1720 Fulton Street, San Francisco, CA, 94117, and (ii) 1730 Fulton Street, San Francisco, CA, 94117 (collectively, the "Property"), which Property is more particularly described on Exhibit A attached hereto. Such Property shall include Seller’s rights, titles, and interests in and to (1) the Property’s respective share of any common elements, limited common elements, and appurtenant rights under the applicable Declaration, (2) all fixtures and improvements constructed upon such Property which are owned by Seller, (3) all tangible personal property owned by Seller and now or hereafter located upon or within, or affixed to, the Property, and (4) all intangible personal property owned by the Seller and used in connection with the ownership, operation, management, or maintenance of the Property, including, without limitation, any tradename or domain name, and all appurtenances and hereditaments of/to the Property. B. Seller desires to sell all of its interest in the Property to Buyer, and Buyer desires to purchase Seller's interest in the Property, upon the terms and conditions set forth in this Agreement. Basic Provisions I. Buyer: SM1848, LLC C/O Douglas M. MacMahon 8214 Westchester Drive Suite 550 Dallas, Texas 75225 Telephone No. 214-520-9000 Email: dm@morancap.com II. Buyer's Counsel: Walls Landry Baker & Oliver PLLC 5910 N. Central Expressway, Suite 1560 Dallas, Texas 75206 Attn: Dan Walls Email: dwalls@wlbofirm.com III. Seller: SRT SF Retail I, LLC c/o L3 Capital, LLC 1 S. Wacker Dr., Suite 3210 Chicago, IL 60661 Attn: Matthew Schreiber and Handlin Duley Telephone No. (312) 878-4864 Email: matthew.schreiber@l3capital.com and handlin.duley@l3capital.com A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8 3.00

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 2 5376942.5 IV. Seller's Counsel: Elkins Kalt Weintraub Reuben Gartside LLP 10345 West Olympic Boulevard Los Angeles, California 90064 Attn: Scott M. Kalt and Nathan A. Sabzerou Telephone No. (310) 746-4402 Email: skalt@elkinskalt.com; nsabzerou@elkinskalt.com V. Broker: Colliers International representing Seller (the “Broker”). VI. Escrow Holder: Chicago Title Insurance Company (“Escrow Holder”) 725 South Figueroa Street, Suite 200 Los Angeles, California 90017 Attn: Terri Gervasi Email: terri.gervasi@ctt.com VII. Title Company: Chicago Title Insurance Company (“Title Company”) 725 South Figueroa Street, Suite 200 Los Angeles, California 90017 Attn: Mike Slinger Email: mike.slinger@ctt.com VIII. Purchase Price: Five Hundred Sixty-Eight Thousand Two Hundred and No/100 Dollars ($568,200.00) (the "Purchase Price"). IX. Deposit: Thirty Thousand and No/100s Dollars ($30,000.00) (together with interest thereon while held in Escrow, the "Deposit"), payable in accordance with Paragraph 3.1 below. X. Contingency Date: 5:00 p.m. Pacific Standard time on the date which is thirty-five (35) days following the Execution Date (the "Contingency Date"). XI. Closing Date: The date which is thirty (30) days following the Contingency Date (the "Closing Date"). A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 3 5376942.5 Agreement NOW, THEREFORE, incorporating the foregoing recitals, and in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Seller and Buyer agree that the terms and conditions of this Agreement and the instructions to Escrow Holder, with regard to the escrow ("Escrow") created pursuant hereto are as follows: 1. Purchase and Sale. Seller agrees to sell the Property to Buyer, and Buyer agrees to purchase the Property from Seller, upon the terms and conditions set forth in this Agreement. 2. Reserved. 3. Payment of Purchase Price. The Purchase Price for the Property shall be paid by Buyer as set forth below in this Paragraph 3. 3.1 Deposit. Within two (2) business days after the Opening of Escrow, Buyer shall deposit or cause to be deposited with Escrow Holder the Deposit. Escrow Holder shall immediately invest the Deposit in a federally-insured, interest-bearing account. Any interest earned on the Deposit shall be added to and constitute a portion of the “Deposit” for all purposes under the terms of this Agreement. If this Agreement has not been previously terminated by Buyer by delivery to Seller and Escrow Holder of a written notice of termination in accordance with the terms hereof prior to 5:00 p.m. Pacific time on the Contingency Date, then on or before 5:00 p.m. Pacific time on the Contingency Date, the Deposit shall not be refundable unless the transaction contemplated by this Agreement is not consummated as the result of Seller's default or the failure of an express condition precedent set forth in Paragraph 7.4 or 7.5 below. Upon the Close of Escrow (as defined below in Paragraph 4.2), the Deposit (and any interest earned on the Deposit) shall be credited toward payment of the Purchase Price. Notwithstanding any provision set forth in this Agreement, One Hundred Dollars ($100.00) of the Deposit shall be non-refundable in all events (other than Seller's default) and shall be paid to Seller in the event that this Agreement is terminated (other than due to Seller's default) at any time prior to the Close of Escrow (the "Independent Consideration"). The Independent Consideration shall be applicable to the Purchase Price at Closing (as defined below). 3.2 Cash Balance. No later than 11:00 a.m. Pacific time on the Closing Date, Buyer shall deposit or cause to be deposited, with Escrow Holder, in immediately available funds, the balance of the Purchase Price, and such other funds as may be necessary in accordance with the terms hereof to pay for Buyer's share of closing costs and charges set forth in Paragraph 10 below and Buyer's share of prorations set forth on the Proration and Expense Schedule (as defined below in Paragraph 11) payable pursuant to this Agreement. 3.3 Assumption of Obligations. As additional consideration for the purchase and sale of the Property, at Closing Buyer will: (a) assume and perform all of the covenants and obligations of Seller, Seller's predecessors in title and Seller's affiliates (i) pursuant to the contracts and any leases of tenants at the Property, including without limitation, those relating to any tenant deposits, to the extent arising on or after the Closing Date and (ii) pursuant to any leases of tenants at the Property regarding the physical, environmental or legal compliance status of the Property, whether arising before, on or after the Closing Date; and (b) assume and agree to discharge, perform and comply with each and every liability, duty, covenant, debt or obligation of Seller or any of its affiliates (i) resulting from, arising out of, or in any way related to the Materials (as defined below), past, present or future, known or unknown, and (ii) resulting from, arising out of, or in any way related to any licenses and permits, approvals, applications, certificates of occupancy, dedications, subdivision maps and entitlements now or hereafter issued, approved or granted by any governmental entity in connection with the Property and arising on or after the Closing Date. Buyer A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 4 5376942.5 hereby indemnifies and holds Seller harmless from and against any and all claims, liens, damages, demands, causes of action, liabilities, lawsuits, judgments, losses, costs and expenses (including but not limited to attorneys' fees and expenses) (collectively, “Claims”) asserted against or incurred by Seller and arising out of the failure of Buyer to perform its obligations pursuant to this Paragraph 3.3; provided, further, that Seller shall have no obligation to indemnify Buyer for any costs or expenses incurred by Buyer in its performance of its obligations pursuant to this Paragraph 3.3. The provisions of this Paragraph 3.3 shall survive the Closing without limitation. 4. Escrow. 4.1 Opening of Escrow. For the purposes of this Agreement, the Escrow shall be deemed opened ("Opening of Escrow") on the date Escrow Holder receives an original or electronic copy of this Agreement fully executed by Buyer and Seller, which shall occur no later than within two (2) business days after this Agreement is executed and delivered by the parties. Escrow Holder shall promptly notify Buyer and Seller in writing of the Opening of Escrow. Buyer and Seller agree to execute, deliver and be bound by any reasonable or customary supplemental escrow instructions or other instruments reasonably required by Escrow Holder to consummate the transaction contemplated by this Agreement; provided, however, that no such instruments shall be inconsistent or in conflict with, amend or supersede any portion of this Agreement. If there is any conflict or inconsistency between the terms of such instruments and the terms of this Agreement, then the terms of this Agreement shall control. Pursuant to Section 6045(e) of the Internal Revenue Code of 1986, as amended, Escrow Holder shall be designated the "Reporting Person" hereunder and shall be solely responsible for complying with the Tax Reform Act of 1986, as amended, with regard to reporting all settlement information to the Internal Revenue Service. 4.2 Close of Escrow. The Closing shall occur on the Closing Date. For purposes of this Agreement, the "Close of Escrow" or the "Closing" shall be the date that the Deed (as defined below in Paragraph 9.1.1) is recorded in the Official Records of the County (the "Official Records") or, if earlier, the date that the Title Company (as defined below) is irrevocably committed to issue the Title Policy (as defined below). Unless changed in writing by Buyer and Seller, the Close of Escrow shall occur on the Closing Date. 5. Condition of Title. Title to the Property shall be conveyed to Buyer by the Deed subject to the following approved conditions of title (collectively, the "Approved Title Conditions"). 5.1 Taxes. A lien to secure payment of real estate taxes not yet due and payable and a lien for any assessments not delinquent. 5.2 Approved Matters. Matters affecting the Property created by or with the written consent of Buyer or any affiliates thereof. 5.3 Additional Matters. Exceptions that are disclosed by the Report (as defined below in Paragraph 7.1) or any updates thereto and that are approved or deemed approved by Buyer in accordance with the terms of Paragraph 7.1 and matters set forth in the Deed. 5.4 Survey Matters. All matters that would be revealed or disclosed in an accurate survey or inspection of the Property. 5.5 Tenants. Interests of tenants in possession under leases, if any (respectively, the “Tenants” and “Leases”). A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5 5376942.5 5.6 Laws. All laws, ordinances, rules, regulations and restrictions affecting the Property. 6. Buyer's Title Insurance. At the Close of Escrow, the Title Company shall issue to Buyer its standard Owner's Policy of Title Insurance ("Title Policy") in the amount of the Purchase Price showing title to the Property vested in Buyer and subject to the Approved Title Conditions. Buyer shall have the right, at its sole expense, to request and obtain an ALTA extended coverage policy of title insurance, provided that such additional coverage shall not be a condition precedent to, or otherwise excuse or delay any of, Buyer's obligations under this Agreement. Buyer shall have sole responsibility for obtaining, and bearing the cost of, any survey required by the Title Company or desired by Buyer. 7. Conditions Precedent to the Close of Escrow for the Benefit of Buyer. The Close of Escrow and Buyer's obligation to consummate the transaction contemplated by this Agreement are subject to the timely satisfaction or written waiver of the following conditions precedent for Buyer's benefit by the dates designated below: 7.1 Title. Buyer shall have approved the legal description of the Property and any matters of title disclosed by the following documents (collectively, the "Title Documents") prepared and delivered to Buyer by the Title Company: (a) a standard preliminary title report prepared and issued by the Title Company with respect to the Property (the "Report"); and (b) copies of all recorded documents referred to in the Report. Seller shall endeavor to deliver to Buyer the Title Documents within five (5) business days after the Execution Date. Buyer shall have until 5:00 p.m. Pacific time on the date which is seven (7) days prior to the Contingency Date to deliver to Seller written notice ("Buyer's Title Notice") of Buyer's disapproval or conditional approval of any matters shown in or disclosed by the Title Documents. Buyer's failure to timely deliver Buyer's Title Notice shall be deemed to constitute Buyer's approval of all matters of title. If Buyer timely delivers to Seller Buyer's Title Notice, then Seller shall have the right, but not the obligation, to indicate which matters, if any, identified in Buyer's Title Notice will be satisfied or cured (and the manner in which such matters will be satisfied or cured) by the Closing Date by delivering written notice thereof to Buyer ("Seller's Title Notice") within five (5) business days after Seller's receipt of Buyer's Title Notice. Seller's failure to deliver Seller's Title Notice shall be deemed to constitute Seller's election not to satisfy or cure any of the matters set forth in Buyer's Title Notice. Buyer shall have until the Contingency Date to either (y) deliver written notice to Seller approving Seller's Title Notice (or deemed notice), in which case Seller shall satisfy or cure, as applicable, the matters set forth in Seller's Title Notice in the manner set forth therein, if applicable, and the matters set forth in Buyer's Title Notice which are not addressed in Seller's Title Notice shall be deemed to constitute Approved Title Conditions, or (z) disapprove Seller's Title Notice (or deemed notice), in which case this Agreement shall terminate, Escrow Holder shall promptly refund the Deposit (less the Independent Consideration and any title and escrow cancellation charges) and neither party hereunder shall have any further obligations or liabilities under this Agreement, except as specifically set forth herein. If Seller in its sole discretion elects to cure any matters set forth in Buyer's Title Notice, Seller shall have until the Closing Date to do so, provided failure to do so shall in no way be deemed a default by Seller hereunder. If such cure cannot be accomplished within such time, and Buyer has not waived its objections by the Closing Date, this Agreement shall terminate, the Deposit shall be returned to Buyer and neither party shall have any further obligations under this Agreement except as specifically set forth in this Agreement. Buyer's failure to timely notify Seller in writing on or before 5:00 p.m. (Pacific time) on the Contingency Date of its disapproval of any matters set forth in Seller's Title Notice (or deemed notice) shall be deemed Buyer's election to waive its title objections. 7.2 Physical Inspections and Studies. Subject to Paragraph 14 below, Buyer shall have the right to approve or disapprove, in Buyer's sole discretion, the results of Buyer's inspections, investigations, tests and studies, including, without limitation, investigations with regard to zoning, building codes and other governmental regulations, architectural inspections, engineering tests, and soils, seismic A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 6 5376942.5 and geologic reports with respect to the land on which the Property is located, inspections of all or any portion of the Property (including, without limitation, structural, mechanical and electrical systems, roofs, pavement, landscaping and public utilities), and any other physical inspections and/or investigations (collectively, the "Tests") as Buyer may elect to make or obtain in accordance with the terms of this Agreement by delivering written notice thereof to Seller and Escrow Holder on or before 5:00 p.m. Pacific time on the Contingency Date. Buyer's timely notice of disapproval of any of the Tests shall constitute Buyer's election to terminate this Agreement. Buyer's failure to timely disapprove the results of the Tests shall be deemed to constitute Buyer's approval thereof and waiver of this condition. 7.3 Review and Approval of Materials. Prior to 5:00 p.m. Pacific time on Contingency Date, Buyer may, on at least one (1) business days' notice to Seller, review any documents (other than the Excluded Materials [as defined below]) relating to the physical or environmental condition of the Property, any leases for tenants occupying the Property, and service contracts for the Property, that are located at Seller's offices or at the offices of Seller's property manager for the Property (such documents available for Buyer's review that are located at the offices of Seller or at the offices of Seller's property manager, are collectively referred to as the "Materials"). Seller makes no representations or warranties of any kind whatsoever to Buyer as to the accuracy or completeness of the content of the Materials or any other information delivered to or made available to Buyer pursuant to this Agreement, and Seller shall not have any liability or responsibility to Buyer with respect to the accuracy or completeness of any of the Materials or other information or based upon or arising out of any use Buyer may make of the Materials or other information. Buyer shall have the right to approve or disapprove the Materials in Buyer's sole discretion by delivering written notice thereof to Seller on or before 5:00 p.m. Pacific time on the Contingency Date, and, if Buyer disapproves of any such Materials (or if Buyer otherwise determines that the Property is not suitable for Buyer, in Buyer’s sole discretion, for any reason or no reason), Buyer may terminate this Agreement by written notice to Seller and the Escrow Holder on or before 5:00 p.m. Pacific time on the Contingency Date. Buyer's failure to timely disapprove the Materials shall be deemed to constitute Buyer's approval thereof and waiver of this condition. For purposes of this Agreement, the term "Excluded Materials" shall mean any appraisals, internal reports, valuations, other offers or agreements relating to the acquisition or sale of the Property, economic evaluations of the Property, documents pertaining to Seller's entity, reports regarding the Property prepared by Seller or any affiliate of Seller for the internal use or for the information of the investors in Seller, and any other proprietary information not relating to the physical condition of the Property. Buyer acknowledges that it has no right to review any of the Excluded Materials. Further, within five (5) business day of the Opening of Escrow, Seller shall make available to Buyer via virtual data room or other electronic format the Materials listed on Schedule 7.3 attached to this Agreement and incorporated herein, but only to the extent that such Materials relate to the Property, do not constitute Excluded Materials, and are in the possession or control of Seller or its property manager. 7.4 Tenant Estoppel Certificates; Condo Association Estoppels. Following the Opening of Escrow and continuing until the Close of Escrow, Seller shall use commercially reasonable efforts to obtain for the benefit of Buyer and any lender of Buyer estoppel certificates from the existing Tenants of the Property ("Tenant Estoppel Certificates") prior to the Closing Date. The Tenant Estoppel Certificates shall be substantially in the form of Exhibit F or in such other form which a particular tenant is required to execute pursuant to its Lease. Seller shall also use commercially reasonable efforts to obtain for the benefit of Buyer and any lender of Buyer an estoppel certificate from the Condo Association (as defined in Schedule 7.3) certifying that the Declaration(s) (as defined in Schedule 7.3) are unmodified and in full force and effect, that there are no uncured events of default with respect to the Property under the Declarations, the amount of any current general assessments and planned special assessments with respect to the Property (if any), and that there are no amounts currently owing from Buyer to the Association (an “Association Estoppel Certificate”). Notwithstanding anything to the contrary contained in this Agreement, Seller shall not be in default of this Agreement for failing to obtain the Tenant Estoppel A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 7 5376942.5 Certificates or the Association Estoppel Certificates, and receipt of the Tenant Estoppel Certificates and/or the Association Estoppel Certificates shall in no event be a condition precedent to Close of Escrow. 7.5 Representations and Warranties. Subject to any Representation Matters (as defined in Paragraph 13.1) discovered by Buyer or Seller, all representations and warranties of Seller contained in Paragraph 13.1 of this Agreement shall be true and correct in all material respects as of the date made and as of the Close of Escrow with the same effect as if those representations and warranties were made at and as of the Close of Escrow. 7.6 Covenants. By the Closing Date, Seller shall not be in material default in the performance of any material covenant or agreement to be performed by Seller under this Agreement. The conditions set forth in this Paragraph 7 are solely for the benefit of Buyer and may be waived only by Buyer. Buyer shall at all times have the right to waive any condition. Nothing contained in this Agreement shall require Seller to bring any suit or other proceeding or to pay any substantial sum, to satisfy any of such conditions. If any of the conditions in this Paragraph 7 is not timely satisfied or waived by Buyer, Buyer shall deliver written notice to Escrow Holder and Seller on or before the applicable date relating to such condition and describing the condition that has not been satisfied or waived, and unless such failure is due to a material default by Seller in which case the provisions of Paragraph 15 of this Agreement shall apply, Buyer shall have the right by such notice to terminate this Agreement and the Escrow. If Buyer timely terminates this Agreement in accordance with the foregoing, the Deposit (less the Independent Consideration), or such portion thereof that has theretofore been deposited by Buyer with Escrow Holder (less one-half of any escrow and title cancellation fees and costs) shall either be refunded to Buyer or paid over to Seller as provided herein, all documents deposited into Escrow shall be returned to the party depositing such documents, and neither party shall have any further rights or obligations under this Agreement, except for those rights or obligations which expressly survive the termination of this Agreement. If Buyer does not timely deliver notice of such failed conditions, Buyer shall be deemed to have waived the same. Buyer hereby acknowledges and agrees that, notwithstanding the failure of any condition or the breach of any obligation of Seller under this Agreement, the occurrence of the Closing shall constitute conclusive evidence that Seller has fully performed all of its obligations under this Agreement or that Buyer has waived any claim it may have with respect to the same. 8. Conditions Precedent to the Close of Escrow for the Benefit of Seller. The Close of Escrow and Seller's obligations with respect to the transaction contemplated by this Agreement are subject to the timely satisfaction or written waiver of the following conditions precedent for Seller's benefit by the dates designated below: 8.1 Buyer's Deliveries. Buyer shall have delivered to Escrow Holder the funds and documents described in and pursuant to Paragraph 9.2. 8.2 Representations and Warranties. All representations and warranties of Buyer contained in Paragraph 13.2 of this Agreement shall be true and correct in all material respects as of the date made and as of the Close of Escrow with the same effect as if those representations and warranties were made at and as of the Close of Escrow. 8.3 Covenants. By the Closing Date, Buyer shall not be in material default in the performance of any material covenant or agreement to be performed by Buyer under this Agreement. The conditions set forth in this Paragraph 8 are solely for the benefit of Seller and may be waived only by Seller. Seller shall at all times have the right to waive any condition. Any such waiver or waivers shall be in writing and shall be delivered to Buyer and Escrow Holder. If any of the conditions in A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 8 5376942.5 this Paragraph 8 is not satisfied or has not been so waived by Seller prior to the scheduled Closing Date, Seller shall deliver written notice to Buyer describing the condition that has not been satisfied or waived, and if such condition remains unsatisfied as of the scheduled Closing Date, then, subject to the provisions of Paragraph 15 of this Agreement, if applicable, Seller shall have the right to terminate this Agreement and the Escrow by written notice to Buyer and Escrow Holder. If Seller terminates this Agreement in accordance with the foregoing, the Deposit shall be paid over to Seller, all documents deposited into Escrow shall be returned to the party depositing such documents, and neither party shall have any further rights or obligations under this Agreement, except for those rights or obligations which expressly survive the termination of this Agreement. 9. Deliveries to Escrow Holder. 9.1 Deliveries by Seller. At least one (1) business day prior to the Closing Date, Seller shall deposit or cause to be deposited with Escrow Holder the following documents and instruments: 9.1.1 Deed. Seller shall deliver to Escrow Holder a grant deed in the form attached as Exhibit B, duly executed by Seller and acknowledged ("Deed"). 9.1.2 FIRPTA. Seller shall deliver to Escrow Holder a Transferor's Certification of Non-Foreign Status in the form attached as Exhibit C, duly executed by Seller and a California Form RE-593 duly executed by Seller (collectively, "FIRPTA Certificate"). 9.1.3 Lease Assignment. If applicable, Seller shall deliver to Escrow Holder four (4) original counterparts of an Assignment and Assumption of Leases in the form attached hereto as Exhibit D ("Lease Assignment"), duly executed by Seller. 9.1.4 General Assignment. Seller shall deliver to Escrow Holder four (4) original counterparts of a General Assignment and Bill of Sale in the form attached hereto as Exhibit E ("General Assignment"), duly executed by Seller. 9.1.5 Estoppel Certificates. To the extent received by and in the possession of Seller, Seller shall deliver to Escrow Holder original executed Tenant Estoppel Certificates and Association Estoppel Certificates. 9.2 Deliveries by Buyer. At least one (1) business day prior to the Closing Date (except for funds pursuant to Paragraph 9.2.1, which shall be deposited no later than 11:00 a.m. Pacific time on the Closing Date), Buyer shall deposit or cause to be deposited with Escrow Holder the following: 9.2.1 Funds. Buyer shall deliver to Escrow Holder funds which are to be applied toward payment of the Purchase Price in the amounts and at the times designated above in Paragraph 3 (as adjusted by the Proration and Expense Schedule). 9.2.2 Lease Assignment. Buyer shall deliver to Escrow Holder four (4) original counterparts of the Lease Assignment duly executed by Buyer. 9.2.3 General Assignment. Buyer shall deliver to Escrow Holder four (4) original counterparts of the General Assignment duly executed by Buyer. 9.2.4 PCOR. Buyer shall deliver to Escrow Holder a duly executed Preliminary Change in Ownership Report, in a form approved by the Title Company and Seller. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 9 5376942.5 10. Costs and Expenses. If the transaction contemplated by this Agreement is consummated, then Seller shall bear the following costs and expenses: (A) one-half (1/2) of Escrow Holder's fees; (B) documentary transfer taxes payable in connection with the recording of the Deed; (C) the premium for a ALTA standard coverage owner's policy of title insurance in the amount of the Purchase Price; and (D) Seller's share of prorations. If the transaction contemplated by this Agreement is consummated, then Buyer shall bear the following costs and expenses: (W) all costs of the Title Policy in excess of the portion of the premium described in (C) above, including any cost attributable to ALTA extended coverage, if any, the cost of any survey and the cost of any endorsements to the Title Policy; (X) all document recording charges; (Y) one-half (1/2) of Escrow Holder's fees; and (Z) Buyer's share of prorations. If, as a result of no fault of Buyer or Seller, Escrow fails to close, Seller shall bear the cost of the Report (if any), Buyer and Seller shall share equally all of Escrow Holder's fees and charges (other than the Report); however, if the transaction fails to close as the result of the default of either party, then such defaulting party shall bear all Escrow Holder's fees and expenses. Buyer shall bear all costs associated with its due diligence inspections regarding the Property. Subject to the provisions of Paragraph 18 below, each party shall bear the cost of its own attorneys and consultants. All other costs and expenses shall be allocated between Buyer and Seller in accordance with the customary practice of the City and County for transactions of this type. 11. Prorations. 11.1 All revenues and expenses relating to the Property, including without limitation, real property taxes and assessments, utility charges and the like, shall be prorated on an accrual basis as of the Close of Escrow; provided, however, rentals (if any) shall be prorated on a cash received basis. Such proration shall be made as of 12:01 A.M. (Pacific time) on the Closing Date (the "Proration Time"). If any rents under any of the leases for space at the Property shall be accrued and unpaid at the Closing Date, the rents collected by Buyer on or after the Closing Date shall first be applied to rents due at the time of such collection on or after the Closing Date, with the balance payable to the Seller to the extent of rents delinquent as of the Closing Date; provided that Buyer shall use commercially reasonable diligent efforts to collect any delinquent rents, but shall not be required to institute any proceeding or incur any material out-of-pocket costs to collect any rents accrued and unpaid on the Closing Date. Seller shall not be entitled to bring any actions or proceedings against any Tenant(s) for such delinquencies. If the parties are unable to obtain final meter readings from all applicable meters as of the Close of Escrow, such expenses shall be reasonably estimated as of the Close of Escrow on the basis of the prior operating history of the Property. All monthly prorations shall be calculated on actual days of the applicable month and all annual prorations shall be calculated based on a 365-day year. Not less than five (5) business days prior to the Close of Escrow, Seller and Buyer shall agree upon a schedule of expenses and prorations ("Proration and Expense Schedule"). If any prorations, apportionments or computations made under this Paragraph 11 shall require final adjustment because the information is unavailable at the Proration Time, then the parties shall make the appropriate adjustments promptly when accurate information becomes available and either party hereto shall be entitled to an adjustment to correct the same. Such adjustments shall be made as soon as complete and accurate information becomes available, but in all events no later than 180 days after the Closing. Any corrected adjustment or proration shall be paid promptly in cash to the party entitled thereto. 11.2 Seller shall pay over to or credit Buyer at Closing (i) any cash security deposits (together with any interest accrued thereon which inures to the benefit of Tenant pursuant to the terms of the applicable Lease) held by Seller pursuant to any Leases of Tenants at the Property, if any, (ii) any unpaid or unaccrued tenant improvement allowance or free rent concession owing to any Tenant(s) under the Lease(s), if any, and (iii) any brokerage commissions owing in connection with the Leases as of the Close of Escrow, if any. Notwithstanding the foregoing, subject to Section 21.2 below, all tenant improvement costs and allowances and all brokerage commissions and finders fees shall be prorated with respect to all leases and lease modifications entered into between the Execution Date and the Closing Date (if any, each being a “New Lease”) based on the portion of the lease term that pertains to periods on or after the Closing, A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 10 5376942.5 with Seller only being responsible for such costs multiplied by a fraction, the numerator of which is the number of days prior to the Closing that Seller has received rent from such tenant under the new lease or lease modification and the denominator of which is the total number of days in such new lease term, and Buyer being solely responsible for the balance of such costs. 11.3 Notwithstanding Paragraph 11.1 to the contrary, Tenant(s) (if any) may be obligated to pay, as additional rent, certain pass-throughs of operating and similar expenses pursuant to the terms of the applicable Lease(s) (collectively, “Additional Rents”), if any. As to any Additional Rents that are based on estimates and that are subject to adjustment or reconciliation pursuant to such Leases after the Closing Date, prior to the Close of Escrow, Seller shall provide Buyer with a summary (the “Stub Period Amounts Reconciliation”) of the amounts of Additional Rent collected by Seller and the applicable costs and expenses expended by Seller for the period from January 1, 2024 through and including the last day of the month in which the Closing Date occurs (the “Stub Period Amounts”); it being understood that certain Stub Period Amounts, if not based on actual amounts (such as certain operating expenses for the month in which the Closing Date occurs), may be reasonably estimated by Seller. Any amount shown to be owed by Seller to the Tenants of the Property under the Stub Period Amounts Reconciliation shall be credited to Buyer at the Closing, and any amounts shown to be owed to Seller by Tenants of the Property under the Stub Period Amounts Reconciliation shall be credited to Seller at the Closing. The obligations of the parties under this Paragraph 11 shall survive the Close of Escrow for nine (9) months and shall not merge with the Deed. 12. Disbursements and Other Actions by Escrow Holder. Upon the Close of Escrow, Escrow Holder shall promptly undertake all of the following in the manner and order set forth. 12.1 Disburse Funds. Escrow Holder shall credit all matters addressed in Paragraphs 3 and 10 and prorate all matters addressed in Paragraph 11 based upon the Proration and Expense Schedule and disburse the balance of the Purchase Price to Seller promptly upon the Close of Escrow and remaining funds, if any, to Buyer. 12.2 Recording. Escrow Holder shall cause the Deed, and any other documents which the parties hereto may mutually direct, to be recorded in the Official Records and obtain conformed copies thereof for distribution to Buyer and Seller. 12.3 Documents to Seller. Escrow Holder shall disburse to Seller two (2) originals of the Lease Assignment, two (2) originals of the General Assignment and one (1) conformed copy of the Deed. 12.4 Documents to Buyer. Escrow Holder shall deliver to Buyer the original FIRPTA Certificate executed by Seller, two (2) originals of the Lease Assignment, two (2) originals of the General Assignment, originals of any Tenant Estoppel Certificates, and one (1) conformed copy of the Deed. 12.5 Title Company. Escrow Holder shall direct the Title Company to issue the Title Policy to Buyer. 13. Representations and Warranties. 13.1 Seller's Representations and Warranties. In consideration of Buyer entering into this Agreement and as an inducement to Buyer to buy the Property, Seller makes the following representations and warranties, each of which is material and is being relied upon by Buyer (and the truth and accuracy of which shall constitute a condition precedent to Buyer's obligations hereunder). The phrase A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 11 5376942.5 "to Seller's knowledge" used herein, shall mean the actual, then current knowledge of Matthew Schreiber without any undertaking or duty to undertake any independent investigation or inquiry and shall not include any facts that are known or that become known to Buyer or Buyer's agents, employees, contractors, attorneys or representatives. In no event shall Matthew Schreiber have any personal liability under this Agreement. 13.1.1 Formation, Existence, Power. Seller is duly formed and in existence in the jurisdiction of its formation and is qualified to do business in the jurisdiction in which the Property is located; Seller has the legal power, right and authority to enter into this Agreement and the instruments referenced herein, and to consummate the transaction contemplated by this Agreement. 13.1.2 Requisite Action. All requisite action (corporate, trust, partnership or otherwise) has been taken by Seller in connection with entering into this Agreement, the instruments referenced herein, and the consummation of the transaction contemplated by this Agreement. No consent of any partner, shareholder, trustee, trustor, beneficiary, creditor, investor, judicial or administrative body, governmental authority or other party is required for Seller to consummate the transaction contemplated by this Agreement. 13.1.3 Individual Authority. The individuals executing this Agreement and the instruments referenced herein on behalf of Seller and the partners of Seller, if any, have the legal power, right, and actual authority to bind Seller to the terms and conditions hereof and thereof. 13.1.4 No Conflict. Neither the execution and delivery of this Agreement and the documents and instruments referenced herein, nor the occurrence of the obligations set forth herein, nor the consummation of the transaction contemplated herein, nor compliance with the terms of this Agreement and the documents and instruments referenced herein conflict with or result in the material breach of any terms, conditions or provisions of, or constitute a default under, any bond, note, or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan, partnership agreement, lease or other agreement or instrument to which Seller is a party or affecting the Property. 13.1.5 Bankruptcy. Seller has not (a) commenced a voluntary case, or had entered against it a petition, for relief under any federal bankruptcy act or any similar petition, order or decree under any federal or state law or statute relative to bankruptcy, insolvency or other relief for debtors, (b) caused, suffered or consented to the appointment of a receiver, trustee, administrator, conservator, liquidator, or similar official in any federal, state, or foreign judicial or non-judicial proceeding, to hold, administer and/or liquidate all or substantially all of its assets, or (c) made an assignment for the benefit of creditors. 13.1.6 Leases; Rent Roll. To Seller’s knowledge, Seller has delivered to Buyer true and complete copies of all Leases (including any amendments or modifications thereto), if any, and there are no Leases or tenants or other persons or entities with rights to the Property, except for Lease(s) that have been delivered to Buyer in accordance with Paragraph 7.3 above. The Rent Roll delivered to Buyer pursuant to Paragraph 7.3 above is accurate with respect to each Lease. Except as disclosed in the Rent Roll, there are no unaccrued free rent periods or tenant improvement allowances or other cash concessions owing to any Tenant. Seller has not received any notice of any uncured event of default under a Lease, and no commissions are owing with respect to any existing Lease (excluding any New Leases), except for commission that will be paid by Seller as of the Close of Escrow, if any. 13.1.7 Violations. No written notice has been served on or delivered to Seller from any entity, governmental body or individual claiming any violation of any statutes and laws by Seller which violation remains uncured. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 12 5376942.5 13.1.8 Litigation; Condemnation. Seller has not received written notice that there are pending or threatened condemnation, eminent domain, litigation or similar proceedings involving all or any portion of the Property. The representations and warranties of Seller set forth in this Paragraph 13.1 shall survive the Close of Escrow for a period of six (6) months, but not thereafter, it being the intention of the parties that all suits or actions for breach of any such representations and warranties must be commenced, if at all, within said six (6) months of the Close of Escrow or they shall be forever barred. Notwithstanding the foregoing, if, prior to the Closing Date, Buyer or Seller should learn, discover or become aware of any existing or new item, fact or circumstance which renders a representation or warranty of Seller set forth herein incorrect or untrue in any material respect (collectively, the "Representation Matter"), then the party who has learned, discovered or become aware of such Representation Matter shall promptly give written notice thereof to the other party and Seller's representations and warranties shall be automatically limited to account for the Representation Matter. If, prior to the Closing Date, Buyer discovers or is notified of a Representation Matter that has a material, adverse impact on the value of the Property, then, subject to Paragraph 15.2 (if applicable), Buyer shall have the right, as its sole remedy to terminate this Agreement and obtain a refund of the Deposit (less the Independent Consideration) by providing written notice thereof to Seller no later than five (5) business days after Buyer learns or is notified of such Representation Matter; provided, however, Buyer shall have no right to terminate this Agreement for any Representation Matter arising from a change in circumstances that is either (a) outside of the control of Seller or (b) otherwise permitted under this Agreement. Upon such termination, neither party hereunder shall have any further obligations or liabilities under this Agreement except as specifically set forth herein. If Buyer does not timely terminate this Agreement, then Seller's representations and warranties shall be automatically limited to account for the Representation Matter, Buyer shall be deemed to have waived Buyer's right to pursue any remedy for breach of the representation or warranty made untrue on account of such Representation Matter, and the parties shall proceed to the Close of Escrow. 13.2 Buyer's Representations and Warranties. In consideration of Seller entering into this Agreement and as an inducement to Seller to sell the Property, Buyer makes the following representations and warranties, each of which is material and is being relied upon by Seller (and the truth and accuracy of which shall constitute a condition precedent to Seller's obligations hereunder). 13.2.1 Power. Buyer has the legal power, right and authority to enter into this Agreement and the instruments referenced herein, and to consummate the transaction contemplated by this Agreement. 13.2.2 Requisite Action. All requisite action (corporate, trust, partnership or otherwise) has been taken by Buyer in connection with entering into this Agreement and the instruments referenced herein; and, by the Close of Escrow all such necessary action will have been taken to authorize the consummation of the transaction contemplated by this Agreement. By the Close of Escrow no additional consent of any partner, shareholder, trustee, trustor, beneficiary, creditor, investor, judicial or administrative body, governmental authority or other party shall be required for Buyer to consummate the transaction contemplated by this Agreement. 13.2.3 Individual Authority. The individuals executing this Agreement and the instruments referenced herein on behalf of Buyer have the legal power, right, and actual authority to bind Buyer to the terms and conditions hereof and thereof. 13.2.4 No Conflict. Neither the execution and delivery of this Agreement and the documents and instruments referenced herein, nor the occurrence of the obligations set forth herein, nor the consummation of the transaction contemplated herein, nor compliance with the terms of this Agreement A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 13 5376942.5 and the documents and instruments referenced herein conflict with or result in the material breach of any terms, conditions or provisions of, or constitute a default under, any bond, note, or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan, partnership agreement, lease or other agreement or instrument to which Buyer is a party. 13.2.5 Bankruptcy. Buyer has not (a) commenced a voluntary case, or had entered against it a petition, for relief under any federal bankruptcy act or any similar petition, order or decree under any federal or state law or statute relative to bankruptcy, insolvency or other relief for debtors, (b) caused, suffered or consented to the appointment of a receiver, trustee, administrator, conservator, liquidator, or similar official in any federal, state, or foreign judicial or non-judicial proceeding, to hold, administer and/or liquidate all or substantially all of its assets, or (c) made an assignment for the benefit of creditors. 13.2.6 Prohibited Persons and Transactions. Neither Buyer nor any of its affiliates, nor any of their respective members, and none of their respective officers or directors is, nor prior to Closing or the earlier termination of this Agreement, will they become, a person or entity with whom U.S. persons or entities are restricted from doing business under regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury (including those named on OFAC’s Specially Designated Blocked Persons List) or under any U.S. statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism) or other governmental action and is not and prior to Closing or the earlier termination of this Agreement will not engage in any dealings or transactions with or be otherwise associated with such persons or entities. 13.3 As-Is/Release. AS A MATERIAL INDUCEMENT TO THE EXECUTION AND DELIVERY OF THIS AGREEMENT BY SELLER AND THE PERFORMANCE BY SELLER OF ITS DUTIES AND OBLIGATIONS HEREUNDER, BUYER DOES HEREBY ACKNOWLEDGE, REPRESENT, WARRANT AND AGREE, TO AND WITH THE SELLER, THAT, (A) EXCEPT AS EXPRESSLY SET FORTH IN PARAGRAPH 13.1 AND FOR THE DURATION THEREOF, BUYER IS PURCHASING THE PROPERTY IN AN "AS-IS" AND “WHERE IS” CONDITION, WITH ALL FAULTS, AS OF THE DATE OF THE CLOSE OF ESCROW WITH RESPECT TO ANY FACTS, CIRCUMSTANCES, CONDITIONS AND DEFECTS; (B) SELLER HAS NO OBLIGATION TO REPAIR OR CORRECT ANY SUCH FACTS, CIRCUMSTANCES, CONDITIONS OR DEFECTS OR COMPENSATE BUYER FOR SAME; (C) BY THE CLOSE OF ESCROW, BUYER SHALL HAVE UNDERTAKEN ALL SUCH PHYSICAL INSPECTIONS AND EXAMINATIONS OF THE PROPERTY AS BUYER DEEMS NECESSARY OR APPROPRIATE UNDER THE CIRCUMSTANCES, AND THAT BASED UPON SAME, BUYER IS AND WILL BE RELYING STRICTLY AND SOLELY UPON SUCH INSPECTIONS AND EXAMINATIONS AND THE ADVICE AND COUNSEL OF ITS AGENTS AND OFFICERS (AND NOT UPON ANY REPRESENTATIONS OR WARRANTIES OF SELLER), AND BUYER IS AND WILL BE FULLY SATISFIED THAT THE PURCHASE PRICE IS FAIR AND ADEQUATE CONSIDERATION FOR THE PROPERTY; (D) EXCEPT AS EXPRESSLY SET FORTH IN PARAGRAPH 13.1 AND FOR THE DURATION THEREOF, SELLER IS NOT MAKING AND HAS NOT MADE ANY WARRANTY OR REPRESENTATION WITH RESPECT TO ALL OR ANY PART OF THE PROPERTY (INCLUDING, BUT NOT LIMITED TO, ANY MATTERS CONTAINED IN DOCUMENTS MADE AVAILABLE OR DELIVERED TO BUYER IN CONNECTION WITH THIS AGREEMENT), AND ANY WARRANTY OR REPRESENTATION MADE IN PARAGRAPH 13.1 HAS NOT BEEN MADE AS AN INDUCEMENT TO BUYER TO ENTER INTO THIS ESCROW AND THEREAFTER TO PURCHASE THE PROPERTY OR FOR ANY OTHER PURPOSE; (E) IN FURTHERANCE OF, AND NOT IN LIMITATION OF, THE FOREGOING, SELLER HAS AND HEREBY SPECIFICALLY DISCLAIMS, AND NEITHER IT NOR ANY OTHER PERSON IS MAKING, ANY REPRESENTATION, A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 14 5376942.5 WARRANTY, ASSURANCE , PROMISE, COVENANT, AGREEMENT OR GUARANTY WHATSOEVER TO BUYER AND NO WARRANTIES, REPRESENTATIONS, ASSURANCES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTEES OF ANY KIND OR CHARACTER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, ARE MADE BY SELLER OR RELIED UPON BY BUYER WITH RESPECT TO THE PROPERTY (OR ANY PORTION THEREOF), THE STATUS OF TITLE TO OR THE MAINTENANCE, REPAIR, CONDITION, DESIGN, LEASING OR MARKETABILITY OF THE PROPERTY, OR ANY PORTION THEREOF; (F) THE FOREGOING DISCLAIMERS OF REPRESENTATIONS, WARRANTIES, ASSURANCES, PROMISES, COVENANTS, AGREEMENTS AND GUARANTEES INCLUDE, BUT ARE NOT LIMITED TO, DISCLAIMERS IN CONNECTION WITH, AND/OR WITH RESPECT TO, THE FOLLOWING MATTERS (ALL OF WHICH ARE HEREBY SPECIFICALLY DISCLAIMED BY SELLER, AND ALL OF WHICH BUYER HEREBY ACKNOWLEDGES IT IS NOT RELYING UPON): (I) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY OR MARKETABILITY, (II) ANY IMPLIED OR EXPRESS WARRANTY OF HABITABILITY OR FITNESS FOR A PARTICULAR PURPOSE, (III) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, (IV) ANY RIGHTS OF BUYER UNDER APPROPRIATE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION, (V) ANY CLAIM BY BUYER FOR DAMAGES BECAUSE OF DEFECTS, WHETHER KNOWN OR UNKNOWN, NOW OR HEREAFTER EXISTING, WITH RESPECT TO THE PROPERTY OR THE PERSONAL PROPERTY RELATING TO THE PROPERTY, (VI) THE FINANCIAL CONDITION OR PROSPECTS OF THE PROPERTY AND, (VII) LEASES OR OCCUPANCY AGREEMENTS WITH RESPECT TO THE PROPERTY OR THE ABILITY TO LEASE THE PROPERTY OR ANY PORTION THEREOF, (VIII) THE COMPLIANCE OR LACK THEREOF OF THE PROPERTY OR ANY PORTION THEREOF (OR THE OPERATION THEREOF) WITH GOVERNMENTAL OR QUASI-GOVERNMENTAL LAWS, RULES, ORDINANCES OR REGULATIONS (INCLUDING, WITHOUT LIMITATION, ANY ZONING LAWS, ORDINANCES OR REQUIREMENTS), (IX) THE NATURE, QUALITY OR PHYSICAL CONDITION OF THE PROPERTY, (X) THE CONSTRUCTION OF THE PROPERTY OR WHETHER THERE EXISTS ANY CONSTRUCTION DEFECTS THEREIN, (XI) THE WATER, SOIL AND GEOLOGY OF THE PROPERTY OR RELATING THERETO, (XII) THE INCOME TO BE DERIVED FROM THE PROPERTY, (XIII) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH BUYER MAY CONDUCT THEREON, (XIV) THE COMPLIANCE OF OR BY THE PROPERTY (OR THE OPERATION THEREOF) WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY OTHER BODY HAVING JURISDICTION THEREOVER, (XV) THE STATUS OR CONDITION OF ENTITLEMENTS PERTAINING TO THE PROPERTY, (XVI) ANY MATTER REGARDING TERMITES OR WASTES, AS DEFINED BY THE U.S. ENVIRONMENTAL PROTECTION AGENCY REGULATIONS AT 40 C.F.R., (XV) ANY MATTERS RELATING TO HAZARDOUS MATERIALS, HAZARDOUS SUBSTANCES OR ENVIRONMENTAL LAWS, RULES, REGULATIONS OR REQUIREMENTS, AND (XVI) THE ADEQUACY OF PARKING IN CONNECTION WITH THE PROPERTY, AND (G) BY REASON OF ALL OF THE FOREGOING, BUYER SHALL ASSUME THE FULL RISK OF ANY LOSS OR DAMAGE OCCASIONED BY ANY FACT, CIRCUMSTANCE, CONDITION OR DEFECT PERTAINING TO THE PROPERTY, INCLUDING WITHOUT LIMITATION THE PRESENCE OF ANY ASBESTOS CONTAINING MATERIAL, HAZARDOUS, TOXIC OR RADIOACTIVE WASTE, SUBSTANCE OR MATERIALS IN, ON, UNDER OR ABOUT THE PROPERTY, AND BUYER HEREBY EXPRESSLY AND UNCONDITIONALLY WAIVES AND RELEASES SELLER AND ALL OF ITS PARENTS, SUBSIDIARIES, AFFILIATES AND PARTNERSHIPS, OFFICERS, DIRECTORS, PROPERTY MANAGERS, ASSET MANAGERS, MANAGERS, SHAREHOLDERS, PARTNERS, MEMBERS, REPRESENTATIVES, AGENTS AND EMPLOYEES, AND THEIR RESPECTIVE SUCCESSORS, HEIRS AND ASSIGNS AND EACH OF THEM (INDIVIDUALLY AND COLLECTIVELY, THE "RELEASED PARTIES") FROM ANY AND ALL RIGHTS AND CLAIMS AGAINST SELLER AND/OR THE RELEASED PARTIES WITH RESPECT TO THE PROPERTY OR MATTERS A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 15 5376942.5 RELATING TO THE PROPERTY (INCLUDING WITHOUT LIMITATION (I) THE CONDITION, VALUATION, MARKETABILITY OR UTILITY OF THE PROPERTY, (II) IN CONNECTION WITH ANY LEASES OR OCCUPANCY AGREEMENTS RELATING TO THE PROPERTY, (III) ANY RIGHTS OF BUYER UNDER THE STATE OR FEDERAL COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT, AS AMENDED FROM TIME TO TIME, ANY OTHER ENVIRONMENTAL OR HAZARDOUS MATERIAL LAWS OR OTHER SIMILAR LAWS, (IV) IN CONNECTION WITH LATENT, PATENT, ALLEGED OR ACTUAL DESIGN OR CONSTRUCTION DEFICIENCIES OR DEFECTS (WHETHER RESULTING FROM ANY ACTS OR OMISSIONS OF SELLER, ANY SELLER PARTY, ANY PRIOR OWNER OF ALL OR ANY PORTION OF THE PROPERTY, OR ANY OTHER PARTY), AND (VI) ANY OTHER MATTERS REFERENCED IN THIS PARAGRAPH 13.3). BUYER ACKNOWLEDGES AND AGREES THAT THE FOREGOING WAIVER AND RELEASE INCLUDES ALL RIGHTS AND CLAIMS OF BUYER (AND ANY PERSON OR ENTITY CLAIMING BY, OR THROUGH, BUYER) AGAINST SELLER AND/OR ANY OTHER RELEASED PARTIES PERTAINING TO THE PROPERTY, WHETHER HERETOFORE OR NOW EXISTING OR HEREAFTER ARISING, OR WHICH COULD, MIGHT, OR MAY BE CLAIMED TO EXIST, OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, LIQUIDATED OR UNLIQUIDATED, EACH AS THOUGH FULLY SET FORTH HEREIN AT LENGTH, WHICH IN ANY WAY ARISE OUT OF, OR ARE CONNECTED WITH, OR RELATE TO, THE PROPERTY. THIS RELEASE INCLUDES CLAIMS OF WHICH BUYER IS PRESENTLY UNAWARE OF WHICH BUYER DOES NOT PRESENTLY SUSPECT TO EXIST WHICH, IF KNOWN BY BUYER, WOULD MATERIALLY AFFECT BUYER'S RELEASE TO SELLER AND/OR THE OTHER RELEASED PARTIES. IN CONNECTION AND TO THE EXTENT PERMITTED BY LAW, BUYER HEREBY AGREES, REPRESENTS AND WARRANTS THAT BUYER REALIZES AND ACKNOWLEDGES THAT FACTUAL MATTERS NOW UNKNOWN TO IT MAY HAVE GIVEN OR MAY HEREAFTER GIVE RISE TO CAUSES OF ACTION, CLAIMS, DEMANDS, DEBTS, CONTROVERSIES, DAMAGES, COSTS, LOSSES AND EXPENSES WHICH ARE PRESENTLY UNKNOWN, UNANTICIPATED AND UNSUSPECTED, AND BUYER FURTHER AGREES, REPRESENTS AND WARRANTS THAT THE WAIVERS AND RELEASES HEREIN HAVE BEEN NEGOTIATED AND AGREED UPON IN LIGHT OF THAT REALIZATION AND THAT BUYER NEVERTHELESS HEREBY INTENDS TO RELEASE, DISCHARGE AND ACQUIT SELLER AND THE OTHER RELEASED PARTIES FROM ANY SUCH UNKNOWN CAUSES OF ACTION, CLAIMS, DEMANDS, DEBTS, CONTROVERSIES, DAMAGES, COSTS, LOSSES AND EXPENSES. THE FOREGOING WAIVERS AND RELEASES BY BUYER SHALL SURVIVE (A) THE CLOSING AND THE RECORDATION OF THE DEED, AND SHALL NOT BE DEEMED MERGED INTO THE DEED UPON ITS RECORDATION, AND/OR (B) ANY TERMINATION OF THIS AGREEMENT. NOTWITHSTANDING ANY OF THE FOREGOING TO THE CONTRARY, BUYER HAS NOT RELEASED SELLER FOR ANY ACTUAL FRAUD COMMITTED BY SELLER AND UNKNOWN TO BUYER AS OF THE CLOSE OF ESCROW. BUYER EXPRESSLY WAIVES THE BENEFITS OF SECTION 1542 OF THE CALIFORNIA CIVIL CODE, WHICH PROVIDES AS FOLLOWS: "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, AND THAT, IF KNOWN BY HIM OR HER WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY." BUYER'S INITIALS A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 16 5376942.5 14. Access. Provided that Buyer is not in default of its obligations under this Agreement, then from and after the Opening of Escrow through the earlier of the termination of this Agreement or the Closing Date, Buyer, its agents, consultants, contractors and subcontractors shall have the right, at reasonable times upon at least 48 hours prior written notice to Seller, subject to the rights of all tenants and occupants of the Property, and provided that Buyer has coordinated with Seller so as to afford Seller a reasonable opportunity to have a representative present at all such times, to enter upon the Property to conduct or make any and all non-intrusive and non-invasive inspections and Tests as may be necessary or desirable, subject to the limitations set forth below in this Paragraph 14. The scope of any analysis which requires physical sampling or any other invasive or intrusive testing of all or any part of the Property shall be subject to: (a) the prior written approval of Seller, which Seller may withhold or condition in its sole discretion, (b) Seller's receipt of written evidence that Buyer has procured the insurance required pursuant to this Paragraph 14, and (c) the requirement that Buyer dispose of all such test samples in accordance with applicable law and at no cost or liability to Seller. Nothing herein shall authorize any subsurface testing or drilling on the Property by Buyer or its environmental consultant unless specifically approved in writing by Seller, which Seller may condition or deny in its sole discretion. Buyer shall obtain or cause its consultants to obtain (and provide evidence to Seller), at Buyer's sole cost and expense, prior to commencement of any investigative activities on the Property, a policy of commercial general liability insurance covering any and all liability of Buyer and Seller with respect to or arising out of any investigative activities. Such policy of insurance shall be from an insurance company acceptable to Seller and name Seller as an additional insured and shall be kept and maintained in force during the term of this Agreement and so long thereafter as necessary to cover any claims of damages suffered by persons or property resulting from any acts or omissions of Buyer, Buyer's employees, agents, contractors, suppliers, consultants or other related parties. Such policy of insurance shall have liability limits of not less than Two Million Dollars ($2,000,000.00) combined single limit per occurrence for bodily injury, personal injury and property damage liability. If this Agreement is terminated prior to the Close of Escrow, Buyer hereby agrees to provide to Seller, within ten (10) days following such termination, a true and complete copy of all tests, reports, studies and the like generated by such vendor in connection with Buyer's inspection of the Property, to the extent in Buyer’s possession or control. Buyer shall keep all documents and information received from Seller and/or its agents and the results of all of its inspections, studies, investigations, analysis, reports and the like confidential except as required by law and except for disclosures made to Buyer's agents, consultants and employees. Buyer hereby indemnifies, defends and holds the Property, Seller and their respective officers, directors, shareholders, members, participants, affiliates, employers, representatives, invitees, agents and contractors free and harmless from and against any and all claims, costs, losses, liabilities, damages or expenses arising out of or resulting from such entry by Buyer, its agents, consultants, contractors and subcontractors or Buyer's breach of its obligations under this Paragraph 14. Additionally, Buyer shall immediately, at its sole cost and expense, repair any and all damage arising out of or resulting from such entry and any acts or omissions by Buyer, its agents, employees, consultants, contractors and subcontractors. Furthermore, Buyer hereby agrees not to contact any tenants or other occupants of the Property nor any governmental agencies with respect to the Property without Seller's prior written consent, which Seller may withhold or condition in its reasonable discretion (including, without limitation, requiring that a Seller representative be present). Buyer shall keep the Property free and clear of any mechanics' liens or materialmen's liens related to Buyer's inspection and the other activities contemplated in this Paragraph 14. All of Buyer's obligations set forth in this Paragraph 14 shall survive the Close of Escrow and shall not be merged with the Deed, and shall survive the termination of this Agreement and Escrow prior to the Close of Escrow, and shall not be limited by any provision of this Agreement. 15. Default. 15.1 BUYER'S DEFAULT. IF BUYER FAILS TO COMPLETE THE PURCHASE OF THE PROPERTY AS PROVIDED IN THIS AGREEMENT BY REASON OF ANY A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 17 5376942.5 DEFAULT OF BUYER, SELLER'S SOLE REMEDY (EXCEPT AS PROVIDED BELOW) SHALL BE TO TERMINATE THIS AGREEMENT AND RECEIVE THE DEPOSIT AS LIQUIDATED DAMAGES AND SELLER SHALL BE RELEASED FROM ITS OBLIGATION TO SELL THE PROPERTY TO BUYER. BUYER AND SELLER AGREE THAT IT WOULD BE IMPRACTICAL AND EXTREMELY DIFFICULT TO ESTIMATE THE DAMAGES WHICH SELLER MAY SUFFER IN THE EVENT BUYER DEFAULTS HEREUNDER AND FAILS TO COMPLETE THE PURCHASE OF THE PROPERTY AS HEREIN PROVIDED. BUYER AND SELLER THEREFORE AGREE THAT A REASONABLE PRESENT ESTIMATE OF THE NET DETRIMENT THAT SELLER WOULD SUFFER IN THE EVENT OF BUYER'S DEFAULT OR BREACH HEREUNDER IS AN AMOUNT OF MONEY EQUAL TO THE DEPOSIT WHICH SHALL BE THE FULL, AGREED AND LIQUIDATED DAMAGES. THE PARTIES ACKNOWLEDGE THAT THE PAYMENT OF SUCH LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF CALIFORNIA CIVIL CODE SECTIONS 3275 OR 3369, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER PURSUANT TO CALIFORNIA CIVIL CODE SECTIONS 1671, 1676 AND 1677. THE FOREGOING SHALL NOT LIMIT SELLER'S REMEDIES WITH RESPECT TO BUYER'S OBLIGATIONS (INCLUDING, WITHOUT LIMITATION, ITS INDEMNIFICATION OBLIGATIONS) UNDER PARAGRAPHS 14 AND 17 OF THIS AGREEMENT AND THE ATTORNEYS' FEES PROVISION SET FORTH IN PARAGRAPH 18 BELOW. SELLER'S INITIALS BUYER'S INITIALS 15.2 SELLER'S DEFAULT. IF SELLER DEFAULTS UNDER THIS AGREEMENT AND FAILS TO COMPLETE THE PURCHASE AS PROVIDED HEREIN, THEN BUYER SHALL BE ENTITLED, AS ITS SOLE AND EXCLUSIVE REMEDY, WHETHER AT LAW OR IN EQUITY, EITHER (A) TO TERMINATE THIS AGREEMENT AND RECOVER ITS DEPOSIT OR (B) IN LIEU OF TERMINATING THE AGREEMENT AND RECOVERING ITS DEPOSIT, BUYER SHALL BE ENTITLED TO PURSUE SPECIFIC PERFORMANCE OF THE CONVEYANCE OF THE PROPERTY WITHOUT RIGHT TO ANY DAMAGES OR OTHER EQUITABLE RELIEF WHATSOEVER, BUT ONLY IF BUYER DEPOSITS WITH ESCROW HOLDER ON OR BEFORE THE SCHEDULED CLOSING DATE, THE CASH BALANCE OF THE PURCHASE PRICE, TOGETHER WITH ALL CLOSING DOCUMENTS REQUIRED HEREUNDER FROM BUYER, AND BUYER FILES SUCH SPECIFIC PERFORMANCE ACTION WITHIN TEN (10) DAYS FOLLOWING THE SCHEDULED CLOSING DATE AND DILIGENTLY PROSECUTES SUCH ACTION TO COMPLETION. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, BUYER SHALL NOT BE ENTITLED TO RECORD A LIEN OR LIS PENDENS AGAINST THE PROPERTY AND BUYER HEREBY WAIVES ANY SUCH RIGHT. NOTWITHSTANDING THE FOREGOING TO THE CONTRARY, IF SELLER IS IN MATERIAL DEFAULT UNDER THIS AGREEMENT, AND BUYER TERMINATES THIS AGREEMENT IN ACCORDANCE WITH SUBPART (A) OF THIS PARAGRAPH ABOVE AS A RESULT OF SUCH MATERIAL DEFAULT, SELLER SHALL ALSO REIMBURSE BUYER FOR ITS REASONABLE, THIRD-PARTY, OUT OF POCKET COSTS AND EXPENSES INCURRED TO NEGOTIATE THIS AGREEMENT AND PURSUE ACQUISITION OF THE PROPERTY AS CONTEMPLATED HEREBY, NOT TO EXCEED $50,000.00. SELLER'S INITIALS BUYER'S INITIALS A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 18 5376942.5 16. Notices. Any notice, demand, consent, approval, request, or other communication or document to be provided hereunder to a party hereto shall be in writing and shall be given to such party at its address set forth above or such other address such party may hereafter specify for that purpose by notice to the other party. Each such notice, request, or communication shall, for all purposes, be deemed given and received (a) if given by email, when such email (inclusive of a pdf attachment containing the substantive content of the notice) is transmitted to the email address specified above during normal business hours (i.e. 8:00 a.m. to 5:00 p.m.) and such notice is also sent via overnight delivery service for the next business day’s delivery, (b) if hand delivered against receipted copy, when the copy thereof is receipted, (c) if given by a recognized overnight delivery service, the day on which such notice, request, or other communication is actually received, or (d) or if given by certified mail, return receipt requested, postage prepaid, two (2) days after it is posted with the United States Postal Service, to the addresses specified in the Basic Provisions. Notices to Seller shall be directed to Seller and Seller's Counsel and notices to Buyer shall be directed to Buyer and Buyer's Counsel. Notice of change of address shall be given by written notice in the manner detailed in this Paragraph 16. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to constitute receipt of the notice, demand, request or communication sent 17. Brokers. Upon the Close of Escrow (but not otherwise), Seller shall pay a real estate brokerage commission to Broker with respect to this transaction in accordance with Seller's separate written agreement. Each party hereto agrees to indemnify and hold harmless the other party from and against any and all losses, liens, claims, judgments, liabilities, costs, expenses or damages (including reasonable attorneys' fees and court costs) of any kind or character arising out of or resulting from any agreement, arrangement or understanding (except as set forth above with respect to Broker) alleged to have been made by such party or on its behalf with any broker or finder in connection with this Agreement or transaction contemplated under this Agreement. The foregoing indemnity shall survive the Close of Escrow or the earlier termination of this Agreement and shall not be limited by any provision of this Agreement. 18. Legal Fees. If either Buyer or Seller brings any action, arbitration or suit against the other for any matter relating to or arising out of this Agreement, then the prevailing party in such action or dispute, whether by final judgment or settlement, shall be entitled to recover from the other party all costs and expenses of suit, including actual attorneys' fees. Any judgment or order entered in any final judgment shall contain a specific provision providing for the recovery of all costs and expenses of suit, including actual attorneys' fees incurred in enforcing, perfecting and executing such judgment. For the purposes of this paragraph, such costs shall include, without limitation, in-house or outside attorneys' fees, costs and expenses incurred in the following: (a) postjudgment motions; (b) contempt proceedings; (c) garnishment, levy, and debtor and third party examination; (d) discovery; and (e) bankruptcy litigation. 19. Assignment. Buyer may not assign, transfer or convey its rights or obligations under this Agreement at any time without the prior written consent of Seller, which Seller may withhold in its sole and absolute discretion; provided, however, Buyer may assign this Agreement to a Buyer Affiliate (as defined below) without the requirement of obtaining Seller's prior written consent (but nevertheless requiring at least five (5) business days prior written notice) and satisfy the requirements set forth below. The term "Buyer Affiliate" shall mean any entity of which Buyer or manager of Buyer is the managing member or managing partner or manager and owns or controls such entity. Notwithstanding the foregoing, no assignment by Buyer (whether to a Buyer Affiliate or otherwise) shall release Buyer from any of its obligations hereunder, and any assignment by Buyer (even to a Buyer Affiliate) shall require the full assumption by the assignee (on a joint and several basis) of all of Buyer's obligations hereunder, and the assignment and assumption agreement must be delivered to Seller at least five (5) business days prior to the Closing. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 19 5376942.5 20. Damage or Destruction, Condemnation, Insurance. 20.1 Condemnation. If at any time prior to the Closing Date any "material" portion of the Property is condemned or taken by eminent domain proceedings by any public authority, then at Buyer's option, to be exercised within ten (10) days after receipt of notice of such taking, this Agreement shall terminate, and the Deposit (less the Independent Consideration) shall be promptly returned to Buyer, and except as expressly set forth herein, neither party shall have any further liability or obligation to the other hereunder. As used in this Paragraph 20.1, the term "material" shall mean a taking which materially and adversely affects the value or operations of the Property and adversely affects the value of the Property by more than ten percent (10%) of the Purchase Price. Seller shall give Buyer written notice of any taking promptly after Seller obtains knowledge thereof. If less than a material portion of the Property is condemned or taken by eminent domain proceedings or if Buyer does not timely notify Seller in writing of its election to terminate this Agreement, Buyer shall be deemed to have elected not to terminate this Agreement. If Buyer elects or is deemed to have elected not to terminate this Agreement, the parties shall proceed to the Closing without a reduction in the Purchase Price and, upon the Closing, all condemnation proceeds paid or payable to Seller (other than losses pertaining to periods prior to the Closing) shall belong to Buyer and shall be paid over and assigned to Buyer. Seller shall have no obligation to make any repairs to the Property in the event of a condemnation. 20.2 Damage and Destruction. If at any time prior to the Closing Date a material portion of the Property is destroyed or damaged as a result of fire or any other casualty whatsoever, then at Buyer's option, to be exercised within ten (10) days after receipt of notice of such destruction or damage, this Agreement shall terminate, the Deposit shall be returned to Buyer, and except as expressly set forth herein, neither party shall have any further liability or obligation to the other hereunder. If Buyer does not timely notify Seller in writing of its election to terminate this Agreement, Buyer shall be deemed to have elected not to terminate this Agreement. For purposes hereof, the term "material" shall be deemed to be a damage or destruction in excess of ten percent (10%) of the Purchase Price. If less than a material portion of the Property is damaged or destroyed or if a material portion is damaged or destroyed and Buyer elects or is deemed to have elected not to terminate this Agreement, the parties shall proceed to the Closing without reduction in the Purchase Price and, upon the Closing, all property insurance proceeds paid or payable to Seller as a result of such casualty shall belong to Buyer and shall be paid over and assigned to Buyer. Seller shall have no obligation to make any repairs to the Property in the event of a damage or destruction. 21. Continued Operations; New Leases and Contracts 21.1 Continued Operations. So long as this Agreement remains in effect, (i) Seller shall manage, operate, and insure the Property in substantially the same manner in which Seller managed, operated, and insured the Property prior to the Opening of Escrow, and (ii) Seller shall not modify, amend, or terminate any Lease or service contract, nor enter into any New Lease or service contract, except as set forth in this Paragraph 21. 21.2 New Leases. Seller hereby agrees that, from and after the Execution Date, Seller will not modify, extend or otherwise change any of the terms, covenants or conditions of the Leases or enter into New Leases affecting the Property without the prior written consent of Buyer, which consent may be granted or withheld in Buyer’s commercially reasonable discretion; provided, however, following the Contingency Date, such consent may be granted or denied in Buyer’s sole and absolute discretion (except for a lease modification or termination with respect to a Tenant, if any, which is delinquent in rent, with respect to which Buyer’s consent may be granted or withheld in Buyer’s commercially reasonable discretion). If Buyer fails to approve any proposal in writing, Buyer shall be deemed to have disapproved of such proposal. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 20 5376942.5 21.3 Service Contracts. Prior to the date which is three (3) days prior to the end of the Contingency Date, Seller, in its sole and absolute discretion, and without Buyer’s consent, shall have the right to extend, renew, modify or replace any of the service contracts that Seller deems advisable, so long as such service contracts (whether new or modified) are terminable upon thirty (30) days’ notice without fee or penalty, and Seller provides a copy of such service contract (or modification to such service contract) to Buyer. Except as otherwise provided herein, after the date which is three (3) days prior to the Contingency Date, Seller will not extend, renew, modify or replace any of the service contracts without the prior written consent of Buyer, which consent may be granted or withheld in Buyer’s sole and absolute discretion. If Buyer does not approve any request of Seller regarding a service contract in writing, Buyer shall be deemed to have disapproved of such request. If any service contract requires the service provider’s consent for such service contract to be assigned to Buyer, as of the Close of Escrow, Seller shall either (i) terminate such service contract as of the Close of Escrow, to the extent the same is terminable on thirty (30) days prior notice without fee or charge, or (ii) obtain such service provider’s consent for the assignment of the service contract to Buyer, in either case, at Seller’s sole cost and expense. 22. Miscellaneous. 22.1 Not an Offer. Seller's delivery of unsigned copies of this Agreement is solely for the purpose of review by the party to whom delivered, and neither the delivery nor any prior communications between the parties shall in any way imply that Seller is under any obligation to enter the transaction which is the subject of this Agreement. The signing of this Agreement by Buyer constitutes an offer which shall not be deemed accepted by Seller unless and until Seller has signed this Agreement and delivered a duplicate original or electronic copy to Buyer. 22.2 Computation of Time Periods. If the date upon which the Contingency Date, the Closing Date or any other date or time period provided for in this Agreement is or ends on a Saturday, Sunday or federal or state legal holiday, then such date shall automatically be extended until 5:00 p.m. Pacific time of the next day which is not a Saturday, Sunday or legal holiday. The term "business day" shall mean any day other than a Saturday, Sunday or legal holiday. 22.3 Captions; Severability. Any captions to, or headings of, the paragraphs or subparagraphs of this Agreement are solely for the convenience of the parties hereto, are not a part of this Agreement, and shall not be used for the interpretation or determination of the validity of this Agreement or any provision hereof. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, but this Agreement shall be reformed and construed and enforced to the maximum extent permitted by applicable law. 22.4 No Obligations to Third Parties. Except as otherwise expressly provided herein, the execution and delivery of this Agreement shall not be deemed to confer any rights upon, nor obligate any of the parties hereto, to any person or entity other than the parties hereto. 22.5 Exhibits and Schedules. The exhibits and schedules attached to this Agreement are incorporated in this Agreement by this reference for all purposes. 22.6 Amendment to this Agreement. The terms of this Agreement may not be modified or amended except by an instrument in writing executed by each of the parties hereto. 22.7 Waiver. The waiver or failure to enforce any provision of this Agreement shall not operate as a waiver of any future breach of any such provision or any other provision hereof. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 21 5376942.5 22.8 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, except for any choice-of-law principles which provide for the application of the laws of another jurisdiction. Seller and Buyer hereby irrevocably submit to the jurisdiction of any state or federal court sitting in the State in any action or proceeding arising out of or relating to this Agreement and hereby irrevocably agree that all claims in respect of such action or proceeding shall be heard and determined in a state or federal court sitting in the State. Buyer and Seller agree that the provisions of this Paragraph 22.8 shall survive the Closing. 22.9 Fees and Other Expenses. Except as otherwise provided herein, each of the parties hereto shall pay its own fees and expenses in connection with this Agreement. 22.10 Entire Agreement. This Agreement (including all Exhibits attached hereto) supersedes any prior agreements, negotiations and communications, oral or written, and contains the entire agreement between, and the final expression of, Buyer and Seller with respect to the subject matter hereof. No subsequent agreement, representation, or promise made by either party hereto, or by or to an employee, officer, agent or representative of either party hereto shall be of any effect unless it is in writing and executed by the party to be bound thereby. 22.11 Successors and Assigns. Subject to the restrictions set forth in Paragraph 19 hereof, this Agreement shall be binding upon and shall inure to the benefit of the permitted successors and assigns of the parties hereto. 22.12 Construction. The parties acknowledge and agree that (A) each party hereto is of equal bargaining strength, (B) each such party has actively participated in the drafting, preparation and negotiation of this Agreement, (C) each such party has consulted with such party's own, independent counsel, and such other professional advisors as such party has deemed appropriate, relating to any and all matters contemplated under this Agreement, (D) each such party and such party's counsel and advisors have reviewed this Agreement, (E) each such party has agreed to enter into this Agreement following such review and the rendering of such advice, (F) any rule of construction to the effect that ambiguities are to be resolved against the drafting parties shall not apply in the interpretation of this Agreement, or any portions hereof, or any amendments hereto, and (G) except as expressly stated to survive the Closing in this Agreement, all terms and provisions of this Agreement shall not survive the Closing and shall be deemed merged with the Deed at Closing. 22.13 Limitation of Liability. Buyer acknowledges and agrees that neither the trustees, shareholders, members, affiliates, officers, directors, investment managers, employees, partners, agents nor advisors of Seller, assume any personal liability for obligations entered into by or on behalf of Seller. Notwithstanding any other provision of this Agreement to the contrary (or any rights that Buyer may have at law or in equity), (a) in no event shall Seller have any liability for lost profits, speculative, special, consequential or punitive damages, (b) in no event will Seller's liability under or otherwise in connection with this Agreement (including, without limitation, Paragraph 13.1 above), any documents executed in connection herewith and/or otherwise in connection with the Property exceed the sum of Two Hundred Fifty Thousand Dollars ($250,000.00), and (c) Buyer shall have no right to assert any claim against Seller, and Seller shall have no liability to Buyer whatsoever, unless the valid claims for all breaches of Seller collectively aggregate more than Fifty Thousand Dollars ($50,000.00). Notwithstanding anything to the contrary contained in this Agreement, Buyer hereby agrees that any action or claim asserted by Buyer against Seller or any of the Released Parties must be filed (if at all) and properly served to Seller within six (6) months following the Closing in a court of competent jurisdiction, and Buyer hereby waives any right to bring any such claim or action thereafter. Buyer's remedies prior to Closing shall be limited as set forth in Paragraph 15.2. Any and all liability beyond that which may be asserted under this Paragraph 22.13 A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 22 5376942.5 is expressly waived and released by Buyer and by all persons claiming by, through or under Buyer. The provisions of this Paragraph 22.13 shall survive the Closing. 22.14 Time of the Essence. All times provided for in this Agreement for the performance of any act will be strictly construed, time being of the essence. 22.15 Recording. The parties agree that this Agreement shall not be recorded. If Buyer causes this Agreement or any notice or memorandum thereof to be recorded, this Agreement shall be null and void at the option of Seller. 22.16 Confidentiality. Until the Close of Escrow, Buyer will keep confidential the Purchase Price, the other terms of this Agreement, the Materials and all other information concerning the Property (as disclosed, discovered or determined in connection with this transaction); provided, however, Buyer may disclose such information to (a) those employed by Buyer (subject to their agreement to abide by the terms of this paragraph); (b) those who are actively and directly participating in the evaluation of the Property and the negotiation and execution of this Agreement or financing of the purchase of the Property (subject to their agreement to abide by the terms of this paragraph); (c) third parties as required under applicable law; and (d) Buyer's potential financial partners and lenders (subject to their agreement to abide by the terms of this paragraph). 22.17 Natural Hazard Disclosure. Natural Hazard Disclosure. As of the Closing, to the extent permitted by law, Buyer shall be deemed to have knowingly, voluntarily and intentionally waived the right to the disclosures (“Natural Hazards Disclosures”) set forth in: (a) California Government Code Section 8589.3 (a special flood area); (b) California Government Code Section 8589.4 (dam failure inundation area); (c) California Government Code Section 51183.5 (earthquake fault zone); (d) California Public Resources Code Section 2621.9 (seismic hazard zone); (e) California Public Resources Code Section 4136 (wildland fire area); and (f) California Public Resources Code Section 2694 (high fire severity area). Buyer acknowledges and represents that it has extensive experience acquiring and conducting due diligence for commercial properties. This waiver by Buyer includes, to the extent permitted by law, any remedies Buyer may have for Seller's nondisclosure of the Natural Hazards Disclosures. In no way limiting the foregoing waiver by Buyer, Buyer acknowledges that Seller shall employ the services of the Escrow Holder or another third party selected by Seller (as applicable, the “Natural Hazard Expert”) to examine the maps and other information specifically made available to the public by government agencies for the purposes of enabling Seller to fulfill Seller's disclosure obligations, if any, and to report the result of the Natural Hazard Expert’s examination (“Natural Hazards Report”) to Buyer and Seller in writing. Seller has not verified, and Seller is not obligated to verify, the information contained in the Natural Hazards Report. The Natural Hazards Report fully and completely discharges Seller from Seller's disclosure obligations referred to herein, if and to the extent any such obligations exist, and, for the purpose of this Agreement, the provisions of Section 1103.4 of the California Civil Code regarding non- liability of Seller for errors or omissions not within Seller's personal knowledge shall be deemed to apply and the Natural Hazard Expert shall be deemed to be an expert, dealing with matters within the scope of the Natural Hazard Expert's expertise with respect to the examination and written report regarding the natural hazards referred to above. Seller makes no representation or warranty as to the truth or accuracy of any information contained in the Natural Hazards Report. ANY NATURAL HAZARDS DISCLOSED BY THE NATURAL HAZARDS REPORT MAY LIMIT THE BUYER'S ABILITY TO REDEVELOP OR UTILIZE THE PROPERTY, TO OBTAIN INSURANCE, OR TO RECEIVE ASSISTANCE AFTER A DISASTER. THE MAPS ON WHICH THESE DISCLOSURES ARE BASED ESTIMATE WHERE NATURAL HAZARDS EXIST. THEY ARE NOT DEFINITIVE INDICATORS OF WHETHER OR NOT THE PROPERTY WILL BE AFFECTED BY A NATURAL DISASTER. BUYER MAY WISH TO A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 23 5376942.5 OBTAIN PROFESSIONAL ADVICE REGARDING THESE HAZARDS AND OTHER HAZARDS THAT MAY AFFECT THE PROPERTY. 22.18 Section 1101.5 Disclosure. Seller hereby discloses to Buyer that Section 1101.5 of the California Civil Code requires that all noncompliant plumbing fixtures in any commercial real property shall be replaced with water-conserving plumbing fixtures. Pursuant to Section 1101.5(e) of the California Civil Code, Seller hereby discloses to Buyer that the Property may include noncompliant plumbing fixtures. 22.19 Counterparts; Electronic Signatures. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which, together, shall constitute but one and the same instrument. Electronic signatures, including signature delivered in a PDF, jpeg, or other electronic document, shall be deemed binding as originals. [Signature Page Follows] A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 24 5376942.5 IN WITNESS WHEREOF, Buyer and Seller have executed this Agreement as of the day and year first written above. BUYER: SELLER: SM 1848, LLC, SRT SF RETAIL I, LLC, a California limited liability company a Delaware limited liability company Position: Manager By: Name: Position: By: Name: Douglas M. MacMahon A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8 CEO Matthew Schreiber

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 25 5376942.5 ACCEPTANCE BY ESCROW HOLDER Chicago Title Insurance Company acknowledges that it has received a fully executed original or original executed counterparts of the foregoing Agreement of Purchase and Sale and Joint Escrow Instructions (the "Agreement") and agrees to act as Escrow Holder under the Agreement and to be bound by and strictly perform the terms thereof as such terms apply to Escrow Holder. Dated: , 2024 CHICAGO TITLE INSURANCE COMPANY By: Name: Position: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT A LEGAL DESCRIPTION PARCEL 1: LOTS 166 AND 167, AS SHOWN ON THAT CERTAIN MAP ENTITLED “MAP OF FULTON MASONIC, A COMMERCIAL CONDOMINIUM PROJECT”, RECORDED ON AUGUST 01, 2005 IN BOOK 91 OF CONDOMINIUM MAPS, PAGE 179 TO 183, INCLUSIVE, IN THE OFFICE OF COUNTY RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, ALSO BEING A SUBDIVISION OF PARCEL “B”, LOT 30, “PARCEL MAP OF FULTON MASONIC BEING A SUBDIVISION OF AIRSPACE FOR RESIDENTIAL / COMMERCIAL PURPOSES”, RECORDED AUGUST 14, 2002, IN BOOK 45 OF PARCEL MAPS, PAGES 100 TO 103, INCLUSIVE, ALSO BEING A PORTION OF ASSESSOR’S BLOCK NO. 1175, ALSO BEING A PORTION OF WESTERN ADDITION BLOCK NO. 650 A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT B GRANT DEED WHEN RECORDED MAIL TO: MAIL TAX STATEMENTS TO: (Space above this line is for recorder's use) GRANT DEED THE UNDERSIGNED GRANTOR DECLARES: DOCUMENTARY TRANSFER TAX is $ . CITY TAX $ .  Computed on full value of property conveyed, or  Computed on full value less value of liens or encumbrances remaining at time of sale,  Unincorporated area:  City of , and FOR VALUE RECEIVED, ("Grantor"), hereby grants to ("Grantee"), that certain real property (the "Property") situated in the City of , County of , State of California, described in Exhibit A attached hereto and incorporated by reference. THE PROPERTY IS CONVEYED TO GRANTEE SUBJECT TO: A. All liens, encumbrances, easements, covenants, conditions and restrictions, whether on- or off-record; B. Any other matters listed on Exhibit B attached hereto and incorporated herein; C. All matters which would be revealed or disclosed in an accurate survey or inspection of the Property; D. Liens for taxes on real property not yet delinquent, and liens for any general or special assessments of record against the Property not yet delinquent; and E. All laws, ordinances and governmental rules, regulations and restrictions affecting the Property. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 IN WITNESS WHEREOF, the undersigned Grantor has executed this Grant Deed as of , . By: Its: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT "A" TO GRANT DEED LEGAL DESCRIPTION OF PROPERTY [TO BE INSERTED] A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT "B" TO GRANT DEED PERMITTED EXCEPTIONS [TO BE INSERTED] A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document. ACKNOWLEDGMENT State of California ) County of ) On , before me, , a Notary Public, personally appeared , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct. WITNESS my hand and official seal. Signature A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT C TRANSFEROR'S CERTIFICATION OF NON-FOREIGN STATUS To inform , a ("Transferee"), that Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest, the undersigned hereby certifies the following on behalf of the transferor/seller: 1. Transferor is not a foreign corporation, foreign partnership, foreign trust, foreign estate or foreign person (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder); and 2. Transferor is not a disregarded entity as defined in §1.1445-2(b)(2)(iii); and 3. Transferor's U.S. employer or tax (social security) identification number is ; and 4. The office address of Transferor is: . Transferor understands that this Certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both. Under penalty of perjury I declare that I have examined this Certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor. Dated: , 20 . TRANSFEROR: , a By: Name: Title: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT D ASSIGNMENT AND ASSUMPTION OF LEASES THIS ASSIGNMENT AND ASSUMPTION OF LEASES ("Assignment") is made this day of , , by and between , a ("Assignor"), and , a ("Assignee"). Recitals Assignor and Assignee entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions, dated as of , (the "Agreement"), respecting the sale of certain "Property" (as defined in the Agreement). Unless otherwise indicated herein, all capitalized terms in this Assignment shall have the meaning ascribed to them in the Agreement. Assignor, as Lessor, and those certain tenants of the Property (collectively, the "Tenants") have entered into leases for space at the Property (collectively, the "Leases") covering certain premises located on the Property. Under the Agreement, Assignor is obligated to assign to Assignee any and all of its right, title and interest in and to all Leases and Tenants' deposits held by Assignor under the Leases (collectively, "Tenant Deposits"). Agreement NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows. Assignor assigns, sells, transfers, sets over and delivers unto Assignee all of Assignor's estate, right, title and interest in and to the Leases and Tenant Deposits and Assignee accepts such assignment. Assignee accepts said assignment, sale and transfer and assumes the performance of all of the terms, covenants and conditions imposed upon the landlord under the Leases and with respect to the Tenant Deposits. Assignor agrees to indemnify, defend, and hold Assignee harmless from and against any Tenant claim(s) to the extent arising under the Leases during the period of Assignor’s ownership of the Property. Assignee agrees to indemnify, defend, and hold Assignor harmless from and against any Tenant claim(s) to the extent arising under the Lease during the period of Assignee’s ownership of the Property. This grammatical paragraph shall survive the Closing for a period of six (6) months. In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of the other party arising out of this Assignment, then in that event the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including actual attorneys' fees and costs. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 This Assignment may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument. This Assignment shall be binding upon and inure to the benefit of the successors, assignees, personal representatives, heirs and legatees of all the respective parties hereto. This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of California. IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the day and year first written above. ASSIGNEE: , a ASSIGNOR: , a By: Name: Position: By: Name: Position: By: Name: Position: By: Name: Position: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT E GENERAL ASSIGNMENT AND BILL OF SALE THIS GENERAL ASSIGNMENT AND BILL OF SALE ("Assignment") is made this day of , , by and between , a ("Assignor"), and , a ("Assignee"). Recitals Assignor and Assignee entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions dated as of , (the "Agreement"), respecting the sale of certain "Property" (as described and defined in the Agreement). Unless otherwise indicated herein, all capitalized terms in this Assignment shall have the meaning ascribed to them in the Agreement. Under the Agreement, Assignor is obligated to assign (to the extent assignable) any and all of its right, title and interest (if any) and delegate any and all of its obligations and responsibilities in each of the following to Assignee, but only to the extent solely pertaining to the Property and only to the extent assignable: (a) any and all service contracts, warranties, guarantees, management contracts and bonds, together with all supplements, amendments and modifications thereto, solely relating to the Property ("Contract(s)"); (b) development rights and other intangible rights, titles, interests, privileges and appurtenances owned by Assignor and housed in connection with the Property and its operation (collectively "License(s)"); and (c) all fixtures, fittings, furniture, furnishings, appliances, apparatus, equipment, machinery, building materials, and other items of tangible personal property owned by Assignor and affixed or attached to the Property (all of such properties and assets being collectively called the "Assigned Properties"). Agreement NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows: Assignor assigns, sells, transfers, sets over and delivers unto Assignee (to the extent assignable) all of Assignor's estate, right, title and interest (if any) in and to the Contracts, Licenses and Assigned Properties; provided, however, that such assignment, sale and transfer shall not include any rights or claims arising prior to the date hereof which Assignor may have against any party with respect to the Contracts, Licenses and Assigned Properties. Assignee accepts such assignment and assumes the performance of all of the terms, covenants and conditions imposed upon Assignor with respect to the Contracts, Licenses and Assigned Properties. In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, conditions, agreements or provisions on the part A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 of the other party arising out of this Assignment, then in that event the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including reasonable attorneys' fees. This Assignment shall be binding upon and inure to the benefit of the successors, assignees, personal representatives, heirs and legatees of all the respective parties hereto. This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of California. This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument. IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment as of the day and year first above written. ASSIGNEE: ASSIGNOR: , , a a By: Name: Position: By: Name: Position: By: Name: Position: By: Name: Position: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT F FORM OF TENANT ESTOPPEL CERTIFICATE The undersigned, the tenant ("Tenant") under a certain lease agreement dated between ("Landlord") and Tenant ("Lease"), certifies as follows: 1. The Lease is presently in full force and affect and unmodified except as set forth on Exhibit A attached hereto. The Lease constitutes the only agreement between the Landlord and Tenant with respect to the leased premises. 2. The lease term has commenced on and full rental is now accruing thereunder. The Lease term shall end on , 20 . The Tenant has the following options to extend the term: (insert renewal options or indicate “NONE,” as applicable). 3. Tenant has accepted possession of the leased premises under the Lease and is paying $ per month as rental under the Lease, consisting of $ in guaranteed/base rental, $ for monthly operating expense pass-throughs, and $ for ad valorem tax pass-throughs. Tenant has not assigned, transferred, or hypothecated its interest under the Lease. 4. No rent under said lease has been paid more than thirty (30) days in advance of its due date. 5. To Tenant's knowledge, as of the date hereof, Tenant has no claim, charge, defense or offset under the Lease against rents or other charges due or to become due thereunder. As of the date hereof, Tenant has not asserted any such offset or credit. To Tenant's knowledge, there are no defaults under the Lease. 6. There are no unaccrued or unpaid free rent periods, leasehold improvement allowances, or other cash concessions owing to Tenant under the Lease. 7. Tenant has not made any payment to Landlord as a security deposit or rental deposit except any payment expressly provided for in the Lease as follows: $ . Tenant makes this Certificate with the understanding that Landlord is contemplating selling the property which includes the premises (the “Property”), and Landlord and the potential buyer of the Property and its lender(s) who make a mortgage loan upon the property are each entitled to rely on this Certificate. Tenant shall be estopped from asserting any fact(s) or circumstance(s) against Landlord or such prospective buyer or its lender that are contrary to the facts certified to herein. Dated: , [TENANT] By: Name: Title: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 SCHEDULE 7.3 Materials 1. Copies of all Leases, including all amendments thereto and guarantees thereof. 2. Any prior default notices and written requests by Tenant for the modification of economic terms (including the Term) of the applicable Lease. 3. Operating expense reconciliation delivered to Tenants for year 2023. 4. A current rent roll (“Rent Roll”) and subsequent updates of the Rent Roll, if any. 5. An insurance loss run report with respect to the Property for years 2023 and 2024. 6. Copies of any declaration(s) of condominium establishing the Property as a condominium and/or governing the use of the Property (each a “Declaration”). 7. The organizational documents and bylaws of any condominium association established pursuant to such Declaration(s) (the “Condo Association”). 8. The budget of the Condo Association for year 2023, including a list of any current general and/or special assessments of the Condo Association with respect to the Property. 9. All written contracts with respect to the Property made by or on behalf of Seller or to which any Seller is a party for repair, maintenance, utilities, garbage removal, concessions, vending, or other services provided to the Property. 10. All architectural drawings, engineering studies, plans and specifications relating to the original and current construction of the Property. 11. Copies of any warranties or guarantees from any contractors or subcontractors with respect to the improvements or fixtures upon the Property. 12. The most recent environmental site assessments/reports with respect to the Property. 13. Existing as-built or boundary surveys of the Property. 14. Ad valorem tax bills for tax year 2023 – 2024. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 1 5376942.5 AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS This AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS ("Agreement") is made and entered into as of this day of July, 2024 ("Execution Date"), by and between SRT SF RETAIL I, LLC, a Delaware limited liability company ("Seller"), and SM 1848, LLC, a California limited liability company ("Buyer"). Recitals A. Seller owns certain real property located in the City of San Francisco ("City"), County of San Francisco ("County"), State of California ("State"), which real property consists of one (1) retail condominium located at what is commonly known as 1770 Fulton Street, San Francisco, CA, 94117 (the "Property"), which Property is more particularly described on Exhibit A attached hereto. Such Property shall include Seller’s rights, titles, and interests in and to (1) the Property’s respective share of any common elements, limited common elements, and appurtenant rights under the applicable Declaration, (2) all fixtures and improvements constructed upon such Property which are owned by Seller, (3) all tangible personal property owned by Seller and now or hereafter located upon or within, or affixed to, the Property, and (4) all intangible personal property owned by the Seller and used in connection with the ownership, operation, management, or maintenance of the Property, including, without limitation, any tradename or domain name, and all appurtenances and hereditaments of/to the Property. B. Seller desires to sell all of its interest in the Property to Buyer, and Buyer desires to purchase Seller's interest in the Property, upon the terms and conditions set forth in this Agreement. Basic Provisions I. Buyer: SM1848, LLC C/O Douglas M. MacMahon 8214 Westchester Drive Suite 550 Dallas, Texas 75225 Telephone No. 214-520-9000 Email: dm@morancap.com II. Buyer's Counsel: Walls Landry Baker & Oliver PLLC 5910 N. Central Expressway, Suite 1560 Dallas, Texas 75206 Attn: Dan Walls Email: dwalls@wlbofirm.com III. Seller: SRT SF Retail I, LLC c/o L3 Capital, LLC 1 S. Wacker Dr., Suite 3210 Chicago, IL 60661 Attn: Matthew Schreiber and Handlin Duley Telephone No. (312) 878-4864 Email: matthew.schreiber@l3capital.com and handlin.duley@l3capital.com A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8 3.00

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 2 5376942.5 IV. Seller's Counsel: Elkins Kalt Weintraub Reuben Gartside LLP 10345 West Olympic Boulevard Los Angeles, California 90064 Attn: Scott M. Kalt and Nathan A. Sabzerou Telephone No. (310) 746-4402 Email: skalt@elkinskalt.com; nsabzerou@elkinskalt.com V. Broker: Colliers International representing Seller (the “Broker”). VI. Escrow Holder: Chicago Title Insurance Company (“Escrow Holder”) 725 South Figueroa Street, Suite 200 Los Angeles, California 90017 Attn: Terri Gervasi Email: terri.gervasi@ctt.com VII. Title Company: Chicago Title Insurance Company (“Title Company”) 725 South Figueroa Street, Suite 200 Los Angeles, California 90017 Attn: Mike Slinger Email: mike.slinger@ctt.com VIII. Purchase Price: Three Hundred Twenty-Three Thousand Nine Hundred Fifty and No/100 Dollars ($323,950.00) (the "Purchase Price"). IX. Deposit: Thirty Thousand and No/100s Dollars ($30,000.00) (together with interest thereon while held in Escrow, the "Deposit"), payable in accordance with Paragraph 3.1 below. X. Contingency Date: 5:00 p.m. Pacific Standard time on the date which is thirty-five (35) days following the Execution Date (the "Contingency Date"). XI. Closing Date: The date which is thirty (30) days following the Contingency Date (the "Closing Date"). A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 3 5376942.5 Agreement NOW, THEREFORE, incorporating the foregoing recitals, and in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Seller and Buyer agree that the terms and conditions of this Agreement and the instructions to Escrow Holder, with regard to the escrow ("Escrow") created pursuant hereto are as follows: 1. Purchase and Sale. Seller agrees to sell the Property to Buyer, and Buyer agrees to purchase the Property from Seller, upon the terms and conditions set forth in this Agreement. 2. Reserved. 3. Payment of Purchase Price. The Purchase Price for the Property shall be paid by Buyer as set forth below in this Paragraph 3. 3.1 Deposit. Within two (2) business days after the Opening of Escrow, Buyer shall deposit or cause to be deposited with Escrow Holder the Deposit. Escrow Holder shall immediately invest the Deposit in a federally-insured, interest-bearing account. Any interest earned on the Deposit shall be added to and constitute a portion of the “Deposit” for all purposes under the terms of this Agreement. If this Agreement has not been previously terminated by Buyer by delivery to Seller and Escrow Holder of a written notice of termination in accordance with the terms hereof prior to 5:00 p.m. Pacific time on the Contingency Date, then on or before 5:00 p.m. Pacific time on the Contingency Date, the Deposit shall not be refundable unless the transaction contemplated by this Agreement is not consummated as the result of Seller's default or the failure of an express condition precedent set forth in Paragraph 7.4 or 7.5 below. Upon the Close of Escrow (as defined below in Paragraph 4.2), the Deposit (and any interest earned on the Deposit) shall be credited toward payment of the Purchase Price. Notwithstanding any provision set forth in this Agreement, One Hundred Dollars ($100.00) of the Deposit shall be non-refundable in all events (other than Seller's default) and shall be paid to Seller in the event that this Agreement is terminated (other than due to Seller's default) at any time prior to the Close of Escrow (the "Independent Consideration"). The Independent Consideration shall be applicable to the Purchase Price at Closing (as defined below). 3.2 Cash Balance. No later than 11:00 a.m. Pacific time on the Closing Date, Buyer shall deposit or cause to be deposited, with Escrow Holder, in immediately available funds, the balance of the Purchase Price, and such other funds as may be necessary in accordance with the terms hereof to pay for Buyer's share of closing costs and charges set forth in Paragraph 10 below and Buyer's share of prorations set forth on the Proration and Expense Schedule (as defined below in Paragraph 11) payable pursuant to this Agreement. 3.3 Assumption of Obligations. As additional consideration for the purchase and sale of the Property, at Closing Buyer will: (a) assume and perform all of the covenants and obligations of Seller, Seller's predecessors in title and Seller's affiliates (i) pursuant to the contracts and any leases of tenants at the Property, including without limitation, those relating to any tenant deposits, to the extent arising on or after the Closing Date and (ii) pursuant to any leases of tenants at the Property regarding the physical, environmental or legal compliance status of the Property, whether arising before, on or after the Closing Date; and (b) assume and agree to discharge, perform and comply with each and every liability, duty, covenant, debt or obligation of Seller or any of its affiliates (i) resulting from, arising out of, or in any way related to the Materials (as defined below), past, present or future, known or unknown, and (ii) resulting from, arising out of, or in any way related to any licenses and permits, approvals, applications, certificates of occupancy, dedications, subdivision maps and entitlements now or hereafter issued, approved or granted by any governmental entity in connection with the Property and arising on or after the Closing Date. Buyer A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 4 5376942.5 hereby indemnifies and holds Seller harmless from and against any and all claims, liens, damages, demands, causes of action, liabilities, lawsuits, judgments, losses, costs and expenses (including but not limited to attorneys' fees and expenses) (collectively, “Claims”) asserted against or incurred by Seller and arising out of the failure of Buyer to perform its obligations pursuant to this Paragraph 3.3; provided, further, that Seller shall have no obligation to indemnify Buyer for any costs or expenses incurred by Buyer in its performance of its obligations pursuant to this Paragraph 3.3. The provisions of this Paragraph 3.3 shall survive the Closing without limitation. 4. Escrow. 4.1 Opening of Escrow. For the purposes of this Agreement, the Escrow shall be deemed opened ("Opening of Escrow") on the date Escrow Holder receives an original or electronic copy of this Agreement fully executed by Buyer and Seller, which shall occur no later than within two (2) business days after this Agreement is executed and delivered by the parties. Escrow Holder shall promptly notify Buyer and Seller in writing of the Opening of Escrow. Buyer and Seller agree to execute, deliver and be bound by any reasonable or customary supplemental escrow instructions or other instruments reasonably required by Escrow Holder to consummate the transaction contemplated by this Agreement; provided, however, that no such instruments shall be inconsistent or in conflict with, amend or supersede any portion of this Agreement. If there is any conflict or inconsistency between the terms of such instruments and the terms of this Agreement, then the terms of this Agreement shall control. Pursuant to Section 6045(e) of the Internal Revenue Code of 1986, as amended, Escrow Holder shall be designated the "Reporting Person" hereunder and shall be solely responsible for complying with the Tax Reform Act of 1986, as amended, with regard to reporting all settlement information to the Internal Revenue Service. 4.2 Close of Escrow. The Closing shall occur on the Closing Date. For purposes of this Agreement, the "Close of Escrow" or the "Closing" shall be the date that the Deed (as defined below in Paragraph 9.1.1) is recorded in the Official Records of the County (the "Official Records") or, if earlier, the date that the Title Company (as defined below) is irrevocably committed to issue the Title Policy (as defined below). Unless changed in writing by Buyer and Seller, the Close of Escrow shall occur on the Closing Date. 5. Condition of Title. Title to the Property shall be conveyed to Buyer by the Deed subject to the following approved conditions of title (collectively, the "Approved Title Conditions"). 5.1 Taxes. A lien to secure payment of real estate taxes not yet due and payable and a lien for any assessments not delinquent. 5.2 Approved Matters. Matters affecting the Property created by or with the written consent of Buyer or any affiliates thereof. 5.3 Additional Matters. Exceptions that are disclosed by the Report (as defined below in Paragraph 7.1) or any updates thereto and that are approved or deemed approved by Buyer in accordance with the terms of Paragraph 7.1 and matters set forth in the Deed. 5.4 Survey Matters. All matters that would be revealed or disclosed in an accurate survey or inspection of the Property. 5.5 Tenants. Interests of tenants in possession under leases, if any (respectively, the “Tenants” and “Leases”). A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5 5376942.5 5.6 Laws. All laws, ordinances, rules, regulations and restrictions affecting the Property. 6. Buyer's Title Insurance. At the Close of Escrow, the Title Company shall issue to Buyer its standard Owner's Policy of Title Insurance ("Title Policy") in the amount of the Purchase Price showing title to the Property vested in Buyer and subject to the Approved Title Conditions. Buyer shall have the right, at its sole expense, to request and obtain an ALTA extended coverage policy of title insurance, provided that such additional coverage shall not be a condition precedent to, or otherwise excuse or delay any of, Buyer's obligations under this Agreement. Buyer shall have sole responsibility for obtaining, and bearing the cost of, any survey required by the Title Company or desired by Buyer. 7. Conditions Precedent to the Close of Escrow for the Benefit of Buyer. The Close of Escrow and Buyer's obligation to consummate the transaction contemplated by this Agreement are subject to the timely satisfaction or written waiver of the following conditions precedent for Buyer's benefit by the dates designated below: 7.1 Title. Buyer shall have approved the legal description of the Property and any matters of title disclosed by the following documents (collectively, the "Title Documents") prepared and delivered to Buyer by the Title Company: (a) a standard preliminary title report prepared and issued by the Title Company with respect to the Property (the "Report"); and (b) copies of all recorded documents referred to in the Report. Seller shall endeavor to deliver to Buyer the Title Documents within five (5) business days after the Execution Date. Buyer shall have until 5:00 p.m. Pacific time on the date which is seven (7) days prior to the Contingency Date to deliver to Seller written notice ("Buyer's Title Notice") of Buyer's disapproval or conditional approval of any matters shown in or disclosed by the Title Documents. Buyer's failure to timely deliver Buyer's Title Notice shall be deemed to constitute Buyer's approval of all matters of title. If Buyer timely delivers to Seller Buyer's Title Notice, then Seller shall have the right, but not the obligation, to indicate which matters, if any, identified in Buyer's Title Notice will be satisfied or cured (and the manner in which such matters will be satisfied or cured) by the Closing Date by delivering written notice thereof to Buyer ("Seller's Title Notice") within five (5) business days after Seller's receipt of Buyer's Title Notice. Seller's failure to deliver Seller's Title Notice shall be deemed to constitute Seller's election not to satisfy or cure any of the matters set forth in Buyer's Title Notice. Buyer shall have until the Contingency Date to either (y) deliver written notice to Seller approving Seller's Title Notice (or deemed notice), in which case Seller shall satisfy or cure, as applicable, the matters set forth in Seller's Title Notice in the manner set forth therein, if applicable, and the matters set forth in Buyer's Title Notice which are not addressed in Seller's Title Notice shall be deemed to constitute Approved Title Conditions, or (z) disapprove Seller's Title Notice (or deemed notice), in which case this Agreement shall terminate, Escrow Holder shall promptly refund the Deposit (less the Independent Consideration and any title and escrow cancellation charges) and neither party hereunder shall have any further obligations or liabilities under this Agreement, except as specifically set forth herein. If Seller in its sole discretion elects to cure any matters set forth in Buyer's Title Notice, Seller shall have until the Closing Date to do so, provided failure to do so shall in no way be deemed a default by Seller hereunder. If such cure cannot be accomplished within such time, and Buyer has not waived its objections by the Closing Date, this Agreement shall terminate, the Deposit shall be returned to Buyer and neither party shall have any further obligations under this Agreement except as specifically set forth in this Agreement. Buyer's failure to timely notify Seller in writing on or before 5:00 p.m. (Pacific time) on the Contingency Date of its disapproval of any matters set forth in Seller's Title Notice (or deemed notice) shall be deemed Buyer's election to waive its title objections. 7.2 Physical Inspections and Studies. Subject to Paragraph 14 below, Buyer shall have the right to approve or disapprove, in Buyer's sole discretion, the results of Buyer's inspections, investigations, tests and studies, including, without limitation, investigations with regard to zoning, building codes and other governmental regulations, architectural inspections, engineering tests, and soils, seismic A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 6 5376942.5 and geologic reports with respect to the land on which the Property is located, inspections of all or any portion of the Property (including, without limitation, structural, mechanical and electrical systems, roofs, pavement, landscaping and public utilities), and any other physical inspections and/or investigations (collectively, the "Tests") as Buyer may elect to make or obtain in accordance with the terms of this Agreement by delivering written notice thereof to Seller and Escrow Holder on or before 5:00 p.m. Pacific time on the Contingency Date. Buyer's timely notice of disapproval of any of the Tests shall constitute Buyer's election to terminate this Agreement. Buyer's failure to timely disapprove the results of the Tests shall be deemed to constitute Buyer's approval thereof and waiver of this condition. 7.3 Review and Approval of Materials. Prior to 5:00 p.m. Pacific time on Contingency Date, Buyer may, on at least one (1) business days' notice to Seller, review any documents (other than the Excluded Materials [as defined below]) relating to the physical or environmental condition of the Property, any leases for tenants occupying the Property, and service contracts for the Property, that are located at Seller's offices or at the offices of Seller's property manager for the Property (such documents available for Buyer's review that are located at the offices of Seller or at the offices of Seller's property manager, are collectively referred to as the "Materials"). Seller makes no representations or warranties of any kind whatsoever to Buyer as to the accuracy or completeness of the content of the Materials or any other information delivered to or made available to Buyer pursuant to this Agreement, and Seller shall not have any liability or responsibility to Buyer with respect to the accuracy or completeness of any of the Materials or other information or based upon or arising out of any use Buyer may make of the Materials or other information. Buyer shall have the right to approve or disapprove the Materials in Buyer's sole discretion by delivering written notice thereof to Seller on or before 5:00 p.m. Pacific time on the Contingency Date, and, if Buyer disapproves of any such Materials (or if Buyer otherwise determines that the Property is not suitable for Buyer, in Buyer’s sole discretion, for any reason or no reason), Buyer may terminate this Agreement by written notice to Seller and the Escrow Holder on or before 5:00 p.m. Pacific time on the Contingency Date. Buyer's failure to timely disapprove the Materials shall be deemed to constitute Buyer's approval thereof and waiver of this condition. For purposes of this Agreement, the term "Excluded Materials" shall mean any appraisals, internal reports, valuations, other offers or agreements relating to the acquisition or sale of the Property, economic evaluations of the Property, documents pertaining to Seller's entity, reports regarding the Property prepared by Seller or any affiliate of Seller for the internal use or for the information of the investors in Seller, and any other proprietary information not relating to the physical condition of the Property. Buyer acknowledges that it has no right to review any of the Excluded Materials. Further, within five (5) business day of the Opening of Escrow, Seller shall make available to Buyer via virtual data room or other electronic format the Materials listed on Schedule 7.3 attached to this Agreement and incorporated herein, but only to the extent that such Materials relate to the Property, do not constitute Excluded Materials, and are in the possession or control of Seller or its property manager. 7.4 Tenant Estoppel Certificates; Condo Association Estoppels. Following the Opening of Escrow and continuing until the Close of Escrow, Seller shall use commercially reasonable efforts to obtain for the benefit of Buyer and any lender of Buyer estoppel certificates from the existing Tenants of the Property ("Tenant Estoppel Certificates") prior to the Closing Date. The Tenant Estoppel Certificates shall be substantially in the form of Exhibit F or in such other form which a particular tenant is required to execute pursuant to its Lease. Seller shall also use commercially reasonable efforts to obtain for the benefit of Buyer and any lender of Buyer an estoppel certificate from the Condo Association (as defined in Schedule 7.3) certifying that the Declaration(s) (as defined in Schedule 7.3) are unmodified and in full force and effect, that there are no uncured events of default with respect to the Property under the Declarations, the amount of any current general assessments and planned special assessments with respect to the Property (if any), and that there are no amounts currently owing from Buyer to the Association (an “Association Estoppel Certificate”). Notwithstanding anything to the contrary contained in this Agreement, Seller shall not be in default of this Agreement for failing to obtain the Tenant Estoppel A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 7 5376942.5 Certificates or the Association Estoppel Certificates, and receipt of the Tenant Estoppel Certificates and/or the Association Estoppel Certificates shall in no event be a condition precedent to Close of Escrow. 7.5 Representations and Warranties. Subject to any Representation Matters (as defined in Paragraph 13.1) discovered by Buyer or Seller, all representations and warranties of Seller contained in Paragraph 13.1 of this Agreement shall be true and correct in all material respects as of the date made and as of the Close of Escrow with the same effect as if those representations and warranties were made at and as of the Close of Escrow. 7.6 Covenants. By the Closing Date, Seller shall not be in material default in the performance of any material covenant or agreement to be performed by Seller under this Agreement. The conditions set forth in this Paragraph 7 are solely for the benefit of Buyer and may be waived only by Buyer. Buyer shall at all times have the right to waive any condition. Nothing contained in this Agreement shall require Seller to bring any suit or other proceeding or to pay any substantial sum, to satisfy any of such conditions. If any of the conditions in this Paragraph 7 is not timely satisfied or waived by Buyer, Buyer shall deliver written notice to Escrow Holder and Seller on or before the applicable date relating to such condition and describing the condition that has not been satisfied or waived, and unless such failure is due to a material default by Seller in which case the provisions of Paragraph 15 of this Agreement shall apply, Buyer shall have the right by such notice to terminate this Agreement and the Escrow. If Buyer timely terminates this Agreement in accordance with the foregoing, the Deposit (less the Independent Consideration), or such portion thereof that has theretofore been deposited by Buyer with Escrow Holder (less one-half of any escrow and title cancellation fees and costs) shall either be refunded to Buyer or paid over to Seller as provided herein, all documents deposited into Escrow shall be returned to the party depositing such documents, and neither party shall have any further rights or obligations under this Agreement, except for those rights or obligations which expressly survive the termination of this Agreement. If Buyer does not timely deliver notice of such failed conditions, Buyer shall be deemed to have waived the same. Buyer hereby acknowledges and agrees that, notwithstanding the failure of any condition or the breach of any obligation of Seller under this Agreement, the occurrence of the Closing shall constitute conclusive evidence that Seller has fully performed all of its obligations under this Agreement or that Buyer has waived any claim it may have with respect to the same. 8. Conditions Precedent to the Close of Escrow for the Benefit of Seller. The Close of Escrow and Seller's obligations with respect to the transaction contemplated by this Agreement are subject to the timely satisfaction or written waiver of the following conditions precedent for Seller's benefit by the dates designated below: 8.1 Buyer's Deliveries. Buyer shall have delivered to Escrow Holder the funds and documents described in and pursuant to Paragraph 9.2. 8.2 Representations and Warranties. All representations and warranties of Buyer contained in Paragraph 13.2 of this Agreement shall be true and correct in all material respects as of the date made and as of the Close of Escrow with the same effect as if those representations and warranties were made at and as of the Close of Escrow. 8.3 Covenants. By the Closing Date, Buyer shall not be in material default in the performance of any material covenant or agreement to be performed by Buyer under this Agreement. The conditions set forth in this Paragraph 8 are solely for the benefit of Seller and may be waived only by Seller. Seller shall at all times have the right to waive any condition. Any such waiver or waivers shall be in writing and shall be delivered to Buyer and Escrow Holder. If any of the conditions in A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 8 5376942.5 this Paragraph 8 is not satisfied or has not been so waived by Seller prior to the scheduled Closing Date, Seller shall deliver written notice to Buyer describing the condition that has not been satisfied or waived, and if such condition remains unsatisfied as of the scheduled Closing Date, then, subject to the provisions of Paragraph 15 of this Agreement, if applicable, Seller shall have the right to terminate this Agreement and the Escrow by written notice to Buyer and Escrow Holder. If Seller terminates this Agreement in accordance with the foregoing, the Deposit shall be paid over to Seller, all documents deposited into Escrow shall be returned to the party depositing such documents, and neither party shall have any further rights or obligations under this Agreement, except for those rights or obligations which expressly survive the termination of this Agreement. 9. Deliveries to Escrow Holder. 9.1 Deliveries by Seller. At least one (1) business day prior to the Closing Date, Seller shall deposit or cause to be deposited with Escrow Holder the following documents and instruments: 9.1.1 Deed. Seller shall deliver to Escrow Holder a grant deed in the form attached as Exhibit B, duly executed by Seller and acknowledged ("Deed"). 9.1.2 FIRPTA. Seller shall deliver to Escrow Holder a Transferor's Certification of Non-Foreign Status in the form attached as Exhibit C, duly executed by Seller and a California Form RE-593 duly executed by Seller (collectively, "FIRPTA Certificate"). 9.1.3 Lease Assignment. If applicable, Seller shall deliver to Escrow Holder four (4) original counterparts of an Assignment and Assumption of Leases in the form attached hereto as Exhibit D ("Lease Assignment"), duly executed by Seller. 9.1.4 General Assignment. Seller shall deliver to Escrow Holder four (4) original counterparts of a General Assignment and Bill of Sale in the form attached hereto as Exhibit E ("General Assignment"), duly executed by Seller. 9.1.5 Estoppel Certificates. To the extent received by and in the possession of Seller, Seller shall deliver to Escrow Holder original executed Tenant Estoppel Certificates and Association Estoppel Certificates. 9.2 Deliveries by Buyer. At least one (1) business day prior to the Closing Date (except for funds pursuant to Paragraph 9.2.1, which shall be deposited no later than 11:00 a.m. Pacific time on the Closing Date), Buyer shall deposit or cause to be deposited with Escrow Holder the following: 9.2.1 Funds. Buyer shall deliver to Escrow Holder funds which are to be applied toward payment of the Purchase Price in the amounts and at the times designated above in Paragraph 3 (as adjusted by the Proration and Expense Schedule). 9.2.2 Lease Assignment. Buyer shall deliver to Escrow Holder four (4) original counterparts of the Lease Assignment duly executed by Buyer. 9.2.3 General Assignment. Buyer shall deliver to Escrow Holder four (4) original counterparts of the General Assignment duly executed by Buyer. 9.2.4 PCOR. Buyer shall deliver to Escrow Holder a duly executed Preliminary Change in Ownership Report, in a form approved by the Title Company and Seller. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 9 5376942.5 10. Costs and Expenses. If the transaction contemplated by this Agreement is consummated, then Seller shall bear the following costs and expenses: (A) one-half (1/2) of Escrow Holder's fees; (B) documentary transfer taxes payable in connection with the recording of the Deed; (C) the premium for a ALTA standard coverage owner's policy of title insurance in the amount of the Purchase Price; and (D) Seller's share of prorations. If the transaction contemplated by this Agreement is consummated, then Buyer shall bear the following costs and expenses: (W) all costs of the Title Policy in excess of the portion of the premium described in (C) above, including any cost attributable to ALTA extended coverage, if any, the cost of any survey and the cost of any endorsements to the Title Policy; (X) all document recording charges; (Y) one-half (1/2) of Escrow Holder's fees; and (Z) Buyer's share of prorations. If, as a result of no fault of Buyer or Seller, Escrow fails to close, Seller shall bear the cost of the Report (if any), Buyer and Seller shall share equally all of Escrow Holder's fees and charges (other than the Report); however, if the transaction fails to close as the result of the default of either party, then such defaulting party shall bear all Escrow Holder's fees and expenses. Buyer shall bear all costs associated with its due diligence inspections regarding the Property. Subject to the provisions of Paragraph 18 below, each party shall bear the cost of its own attorneys and consultants. All other costs and expenses shall be allocated between Buyer and Seller in accordance with the customary practice of the City and County for transactions of this type. 11. Prorations. 11.1 All revenues and expenses relating to the Property, including without limitation, real property taxes and assessments, utility charges and the like, shall be prorated on an accrual basis as of the Close of Escrow; provided, however, rentals (if any) shall be prorated on a cash received basis. Such proration shall be made as of 12:01 A.M. (Pacific time) on the Closing Date (the "Proration Time"). If any rents under any of the leases for space at the Property shall be accrued and unpaid at the Closing Date, the rents collected by Buyer on or after the Closing Date shall first be applied to rents due at the time of such collection on or after the Closing Date, with the balance payable to the Seller to the extent of rents delinquent as of the Closing Date; provided that Buyer shall use commercially reasonable diligent efforts to collect any delinquent rents, but shall not be required to institute any proceeding or incur any material out-of-pocket costs to collect any rents accrued and unpaid on the Closing Date. Seller shall not be entitled to bring any actions or proceedings against any Tenant(s) for such delinquencies. If the parties are unable to obtain final meter readings from all applicable meters as of the Close of Escrow, such expenses shall be reasonably estimated as of the Close of Escrow on the basis of the prior operating history of the Property. All monthly prorations shall be calculated on actual days of the applicable month and all annual prorations shall be calculated based on a 365-day year. Not less than five (5) business days prior to the Close of Escrow, Seller and Buyer shall agree upon a schedule of expenses and prorations ("Proration and Expense Schedule"). If any prorations, apportionments or computations made under this Paragraph 11 shall require final adjustment because the information is unavailable at the Proration Time, then the parties shall make the appropriate adjustments promptly when accurate information becomes available and either party hereto shall be entitled to an adjustment to correct the same. Such adjustments shall be made as soon as complete and accurate information becomes available, but in all events no later than 180 days after the Closing. Any corrected adjustment or proration shall be paid promptly in cash to the party entitled thereto. 11.2 Seller shall pay over to or credit Buyer at Closing (i) any cash security deposits (together with any interest accrued thereon which inures to the benefit of Tenant pursuant to the terms of the applicable Lease) held by Seller pursuant to any Leases of Tenants at the Property, if any, (ii) any unpaid or unaccrued tenant improvement allowance or free rent concession owing to any Tenant(s) under the Lease(s), if any, and (iii) any brokerage commissions owing in connection with the Leases as of the Close of Escrow, if any. Notwithstanding the foregoing, subject to Section 21.2 below, all tenant improvement costs and allowances and all brokerage commissions and finders fees shall be prorated with respect to all leases and lease modifications entered into between the Execution Date and the Closing Date (if any, each being a “New Lease”) based on the portion of the lease term that pertains to periods on or after the Closing, A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 10 5376942.5 with Seller only being responsible for such costs multiplied by a fraction, the numerator of which is the number of days prior to the Closing that Seller has received rent from such tenant under the new lease or lease modification and the denominator of which is the total number of days in such new lease term, and Buyer being solely responsible for the balance of such costs. 11.3 Notwithstanding Paragraph 11.1 to the contrary, Tenant(s) (if any) may be obligated to pay, as additional rent, certain pass-throughs of operating and similar expenses pursuant to the terms of the applicable Lease(s) (collectively, “Additional Rents”), if any. As to any Additional Rents that are based on estimates and that are subject to adjustment or reconciliation pursuant to such Leases after the Closing Date, prior to the Close of Escrow, Seller shall provide Buyer with a summary (the “Stub Period Amounts Reconciliation”) of the amounts of Additional Rent collected by Seller and the applicable costs and expenses expended by Seller for the period from January 1, 2024 through and including the last day of the month in which the Closing Date occurs (the “Stub Period Amounts”); it being understood that certain Stub Period Amounts, if not based on actual amounts (such as certain operating expenses for the month in which the Closing Date occurs), may be reasonably estimated by Seller. Any amount shown to be owed by Seller to the Tenants of the Property under the Stub Period Amounts Reconciliation shall be credited to Buyer at the Closing, and any amounts shown to be owed to Seller by Tenants of the Property under the Stub Period Amounts Reconciliation shall be credited to Seller at the Closing. The obligations of the parties under this Paragraph 11 shall survive the Close of Escrow for nine (9) months and shall not merge with the Deed. 12. Disbursements and Other Actions by Escrow Holder. Upon the Close of Escrow, Escrow Holder shall promptly undertake all of the following in the manner and order set forth. 12.1 Disburse Funds. Escrow Holder shall credit all matters addressed in Paragraphs 3 and 10 and prorate all matters addressed in Paragraph 11 based upon the Proration and Expense Schedule and disburse the balance of the Purchase Price to Seller promptly upon the Close of Escrow and remaining funds, if any, to Buyer. 12.2 Recording. Escrow Holder shall cause the Deed, and any other documents which the parties hereto may mutually direct, to be recorded in the Official Records and obtain conformed copies thereof for distribution to Buyer and Seller. 12.3 Documents to Seller. Escrow Holder shall disburse to Seller two (2) originals of the Lease Assignment, two (2) originals of the General Assignment and one (1) conformed copy of the Deed. 12.4 Documents to Buyer. Escrow Holder shall deliver to Buyer the original FIRPTA Certificate executed by Seller, two (2) originals of the Lease Assignment, two (2) originals of the General Assignment, originals of any Tenant Estoppel Certificates, and one (1) conformed copy of the Deed. 12.5 Title Company. Escrow Holder shall direct the Title Company to issue the Title Policy to Buyer. 13. Representations and Warranties. 13.1 Seller's Representations and Warranties. In consideration of Buyer entering into this Agreement and as an inducement to Buyer to buy the Property, Seller makes the following representations and warranties, each of which is material and is being relied upon by Buyer (and the truth and accuracy of which shall constitute a condition precedent to Buyer's obligations hereunder). The phrase A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 11 5376942.5 "to Seller's knowledge" used herein, shall mean the actual, then current knowledge of Matthew Schreiber without any undertaking or duty to undertake any independent investigation or inquiry and shall not include any facts that are known or that become known to Buyer or Buyer's agents, employees, contractors, attorneys or representatives. In no event shall Matthew Schreiber have any personal liability under this Agreement. 13.1.1 Formation, Existence, Power. Seller is duly formed and in existence in the jurisdiction of its formation and is qualified to do business in the jurisdiction in which the Property is located; Seller has the legal power, right and authority to enter into this Agreement and the instruments referenced herein, and to consummate the transaction contemplated by this Agreement. 13.1.2 Requisite Action. All requisite action (corporate, trust, partnership or otherwise) has been taken by Seller in connection with entering into this Agreement, the instruments referenced herein, and the consummation of the transaction contemplated by this Agreement. No consent of any partner, shareholder, trustee, trustor, beneficiary, creditor, investor, judicial or administrative body, governmental authority or other party is required for Seller to consummate the transaction contemplated by this Agreement. 13.1.3 Individual Authority. The individuals executing this Agreement and the instruments referenced herein on behalf of Seller and the partners of Seller, if any, have the legal power, right, and actual authority to bind Seller to the terms and conditions hereof and thereof. 13.1.4 No Conflict. Neither the execution and delivery of this Agreement and the documents and instruments referenced herein, nor the occurrence of the obligations set forth herein, nor the consummation of the transaction contemplated herein, nor compliance with the terms of this Agreement and the documents and instruments referenced herein conflict with or result in the material breach of any terms, conditions or provisions of, or constitute a default under, any bond, note, or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan, partnership agreement, lease or other agreement or instrument to which Seller is a party or affecting the Property. 13.1.5 Bankruptcy. Seller has not (a) commenced a voluntary case, or had entered against it a petition, for relief under any federal bankruptcy act or any similar petition, order or decree under any federal or state law or statute relative to bankruptcy, insolvency or other relief for debtors, (b) caused, suffered or consented to the appointment of a receiver, trustee, administrator, conservator, liquidator, or similar official in any federal, state, or foreign judicial or non-judicial proceeding, to hold, administer and/or liquidate all or substantially all of its assets, or (c) made an assignment for the benefit of creditors. 13.1.6 Leases; Rent Roll. To Seller’s knowledge, Seller has delivered to Buyer true and complete copies of all Leases (including any amendments or modifications thereto), if any, and there are no Leases or tenants or other persons or entities with rights to the Property, except for Lease(s) that have been delivered to Buyer in accordance with Paragraph 7.3 above. The Rent Roll delivered to Buyer pursuant to Paragraph 7.3 above is accurate with respect to each Lease. Except as disclosed in the Rent Roll, there are no unaccrued free rent periods or tenant improvement allowances or other cash concessions owing to any Tenant. Seller has not received any notice of any uncured event of default under a Lease, and no commissions are owing with respect to any existing Lease (excluding any New Leases), except for commission that will be paid by Seller as of the Close of Escrow, if any. 13.1.7 Violations. No written notice has been served on or delivered to Seller from any entity, governmental body or individual claiming any violation of any statutes and laws by Seller which violation remains uncured. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 12 5376942.5 13.1.8 Litigation; Condemnation. Seller has not received written notice that there are pending or threatened condemnation, eminent domain, litigation or similar proceedings involving all or any portion of the Property. The representations and warranties of Seller set forth in this Paragraph 13.1 shall survive the Close of Escrow for a period of six (6) months, but not thereafter, it being the intention of the parties that all suits or actions for breach of any such representations and warranties must be commenced, if at all, within said six (6) months of the Close of Escrow or they shall be forever barred. Notwithstanding the foregoing, if, prior to the Closing Date, Buyer or Seller should learn, discover or become aware of any existing or new item, fact or circumstance which renders a representation or warranty of Seller set forth herein incorrect or untrue in any material respect (collectively, the "Representation Matter"), then the party who has learned, discovered or become aware of such Representation Matter shall promptly give written notice thereof to the other party and Seller's representations and warranties shall be automatically limited to account for the Representation Matter. If, prior to the Closing Date, Buyer discovers or is notified of a Representation Matter that has a material, adverse impact on the value of the Property, then, subject to Paragraph 15.2 (if applicable), Buyer shall have the right, as its sole remedy to terminate this Agreement and obtain a refund of the Deposit (less the Independent Consideration) by providing written notice thereof to Seller no later than five (5) business days after Buyer learns or is notified of such Representation Matter; provided, however, Buyer shall have no right to terminate this Agreement for any Representation Matter arising from a change in circumstances that is either (a) outside of the control of Seller or (b) otherwise permitted under this Agreement. Upon such termination, neither party hereunder shall have any further obligations or liabilities under this Agreement except as specifically set forth herein. If Buyer does not timely terminate this Agreement, then Seller's representations and warranties shall be automatically limited to account for the Representation Matter, Buyer shall be deemed to have waived Buyer's right to pursue any remedy for breach of the representation or warranty made untrue on account of such Representation Matter, and the parties shall proceed to the Close of Escrow. 13.2 Buyer's Representations and Warranties. In consideration of Seller entering into this Agreement and as an inducement to Seller to sell the Property, Buyer makes the following representations and warranties, each of which is material and is being relied upon by Seller (and the truth and accuracy of which shall constitute a condition precedent to Seller's obligations hereunder). 13.2.1 Power. Buyer has the legal power, right and authority to enter into this Agreement and the instruments referenced herein, and to consummate the transaction contemplated by this Agreement. 13.2.2 Requisite Action. All requisite action (corporate, trust, partnership or otherwise) has been taken by Buyer in connection with entering into this Agreement and the instruments referenced herein; and, by the Close of Escrow all such necessary action will have been taken to authorize the consummation of the transaction contemplated by this Agreement. By the Close of Escrow no additional consent of any partner, shareholder, trustee, trustor, beneficiary, creditor, investor, judicial or administrative body, governmental authority or other party shall be required for Buyer to consummate the transaction contemplated by this Agreement. 13.2.3 Individual Authority. The individuals executing this Agreement and the instruments referenced herein on behalf of Buyer have the legal power, right, and actual authority to bind Buyer to the terms and conditions hereof and thereof. 13.2.4 No Conflict. Neither the execution and delivery of this Agreement and the documents and instruments referenced herein, nor the occurrence of the obligations set forth herein, nor the consummation of the transaction contemplated herein, nor compliance with the terms of this Agreement A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 13 5376942.5 and the documents and instruments referenced herein conflict with or result in the material breach of any terms, conditions or provisions of, or constitute a default under, any bond, note, or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan, partnership agreement, lease or other agreement or instrument to which Buyer is a party. 13.2.5 Bankruptcy. Buyer has not (a) commenced a voluntary case, or had entered against it a petition, for relief under any federal bankruptcy act or any similar petition, order or decree under any federal or state law or statute relative to bankruptcy, insolvency or other relief for debtors, (b) caused, suffered or consented to the appointment of a receiver, trustee, administrator, conservator, liquidator, or similar official in any federal, state, or foreign judicial or non-judicial proceeding, to hold, administer and/or liquidate all or substantially all of its assets, or (c) made an assignment for the benefit of creditors. 13.2.6 Prohibited Persons and Transactions. Neither Buyer nor any of its affiliates, nor any of their respective members, and none of their respective officers or directors is, nor prior to Closing or the earlier termination of this Agreement, will they become, a person or entity with whom U.S. persons or entities are restricted from doing business under regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury (including those named on OFAC’s Specially Designated Blocked Persons List) or under any U.S. statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism) or other governmental action and is not and prior to Closing or the earlier termination of this Agreement will not engage in any dealings or transactions with or be otherwise associated with such persons or entities. 13.3 As-Is/Release. AS A MATERIAL INDUCEMENT TO THE EXECUTION AND DELIVERY OF THIS AGREEMENT BY SELLER AND THE PERFORMANCE BY SELLER OF ITS DUTIES AND OBLIGATIONS HEREUNDER, BUYER DOES HEREBY ACKNOWLEDGE, REPRESENT, WARRANT AND AGREE, TO AND WITH THE SELLER, THAT, (A) EXCEPT AS EXPRESSLY SET FORTH IN PARAGRAPH 13.1 AND FOR THE DURATION THEREOF, BUYER IS PURCHASING THE PROPERTY IN AN "AS-IS" AND “WHERE IS” CONDITION, WITH ALL FAULTS, AS OF THE DATE OF THE CLOSE OF ESCROW WITH RESPECT TO ANY FACTS, CIRCUMSTANCES, CONDITIONS AND DEFECTS; (B) SELLER HAS NO OBLIGATION TO REPAIR OR CORRECT ANY SUCH FACTS, CIRCUMSTANCES, CONDITIONS OR DEFECTS OR COMPENSATE BUYER FOR SAME; (C) BY THE CLOSE OF ESCROW, BUYER SHALL HAVE UNDERTAKEN ALL SUCH PHYSICAL INSPECTIONS AND EXAMINATIONS OF THE PROPERTY AS BUYER DEEMS NECESSARY OR APPROPRIATE UNDER THE CIRCUMSTANCES, AND THAT BASED UPON SAME, BUYER IS AND WILL BE RELYING STRICTLY AND SOLELY UPON SUCH INSPECTIONS AND EXAMINATIONS AND THE ADVICE AND COUNSEL OF ITS AGENTS AND OFFICERS (AND NOT UPON ANY REPRESENTATIONS OR WARRANTIES OF SELLER), AND BUYER IS AND WILL BE FULLY SATISFIED THAT THE PURCHASE PRICE IS FAIR AND ADEQUATE CONSIDERATION FOR THE PROPERTY; (D) EXCEPT AS EXPRESSLY SET FORTH IN PARAGRAPH 13.1 AND FOR THE DURATION THEREOF, SELLER IS NOT MAKING AND HAS NOT MADE ANY WARRANTY OR REPRESENTATION WITH RESPECT TO ALL OR ANY PART OF THE PROPERTY (INCLUDING, BUT NOT LIMITED TO, ANY MATTERS CONTAINED IN DOCUMENTS MADE AVAILABLE OR DELIVERED TO BUYER IN CONNECTION WITH THIS AGREEMENT), AND ANY WARRANTY OR REPRESENTATION MADE IN PARAGRAPH 13.1 HAS NOT BEEN MADE AS AN INDUCEMENT TO BUYER TO ENTER INTO THIS ESCROW AND THEREAFTER TO PURCHASE THE PROPERTY OR FOR ANY OTHER PURPOSE; (E) IN FURTHERANCE OF, AND NOT IN LIMITATION OF, THE FOREGOING, SELLER HAS AND HEREBY SPECIFICALLY DISCLAIMS, AND NEITHER IT NOR ANY OTHER PERSON IS MAKING, ANY REPRESENTATION, A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 14 5376942.5 WARRANTY, ASSURANCE , PROMISE, COVENANT, AGREEMENT OR GUARANTY WHATSOEVER TO BUYER AND NO WARRANTIES, REPRESENTATIONS, ASSURANCES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTEES OF ANY KIND OR CHARACTER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, ARE MADE BY SELLER OR RELIED UPON BY BUYER WITH RESPECT TO THE PROPERTY (OR ANY PORTION THEREOF), THE STATUS OF TITLE TO OR THE MAINTENANCE, REPAIR, CONDITION, DESIGN, LEASING OR MARKETABILITY OF THE PROPERTY, OR ANY PORTION THEREOF; (F) THE FOREGOING DISCLAIMERS OF REPRESENTATIONS, WARRANTIES, ASSURANCES, PROMISES, COVENANTS, AGREEMENTS AND GUARANTEES INCLUDE, BUT ARE NOT LIMITED TO, DISCLAIMERS IN CONNECTION WITH, AND/OR WITH RESPECT TO, THE FOLLOWING MATTERS (ALL OF WHICH ARE HEREBY SPECIFICALLY DISCLAIMED BY SELLER, AND ALL OF WHICH BUYER HEREBY ACKNOWLEDGES IT IS NOT RELYING UPON): (I) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY OR MARKETABILITY, (II) ANY IMPLIED OR EXPRESS WARRANTY OF HABITABILITY OR FITNESS FOR A PARTICULAR PURPOSE, (III) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, (IV) ANY RIGHTS OF BUYER UNDER APPROPRIATE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION, (V) ANY CLAIM BY BUYER FOR DAMAGES BECAUSE OF DEFECTS, WHETHER KNOWN OR UNKNOWN, NOW OR HEREAFTER EXISTING, WITH RESPECT TO THE PROPERTY OR THE PERSONAL PROPERTY RELATING TO THE PROPERTY, (VI) THE FINANCIAL CONDITION OR PROSPECTS OF THE PROPERTY AND, (VII) LEASES OR OCCUPANCY AGREEMENTS WITH RESPECT TO THE PROPERTY OR THE ABILITY TO LEASE THE PROPERTY OR ANY PORTION THEREOF, (VIII) THE COMPLIANCE OR LACK THEREOF OF THE PROPERTY OR ANY PORTION THEREOF (OR THE OPERATION THEREOF) WITH GOVERNMENTAL OR QUASI-GOVERNMENTAL LAWS, RULES, ORDINANCES OR REGULATIONS (INCLUDING, WITHOUT LIMITATION, ANY ZONING LAWS, ORDINANCES OR REQUIREMENTS), (IX) THE NATURE, QUALITY OR PHYSICAL CONDITION OF THE PROPERTY, (X) THE CONSTRUCTION OF THE PROPERTY OR WHETHER THERE EXISTS ANY CONSTRUCTION DEFECTS THEREIN, (XI) THE WATER, SOIL AND GEOLOGY OF THE PROPERTY OR RELATING THERETO, (XII) THE INCOME TO BE DERIVED FROM THE PROPERTY, (XIII) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH BUYER MAY CONDUCT THEREON, (XIV) THE COMPLIANCE OF OR BY THE PROPERTY (OR THE OPERATION THEREOF) WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY OTHER BODY HAVING JURISDICTION THEREOVER, (XV) THE STATUS OR CONDITION OF ENTITLEMENTS PERTAINING TO THE PROPERTY, (XVI) ANY MATTER REGARDING TERMITES OR WASTES, AS DEFINED BY THE U.S. ENVIRONMENTAL PROTECTION AGENCY REGULATIONS AT 40 C.F.R., (XV) ANY MATTERS RELATING TO HAZARDOUS MATERIALS, HAZARDOUS SUBSTANCES OR ENVIRONMENTAL LAWS, RULES, REGULATIONS OR REQUIREMENTS, AND (XVI) THE ADEQUACY OF PARKING IN CONNECTION WITH THE PROPERTY, AND (G) BY REASON OF ALL OF THE FOREGOING, BUYER SHALL ASSUME THE FULL RISK OF ANY LOSS OR DAMAGE OCCASIONED BY ANY FACT, CIRCUMSTANCE, CONDITION OR DEFECT PERTAINING TO THE PROPERTY, INCLUDING WITHOUT LIMITATION THE PRESENCE OF ANY ASBESTOS CONTAINING MATERIAL, HAZARDOUS, TOXIC OR RADIOACTIVE WASTE, SUBSTANCE OR MATERIALS IN, ON, UNDER OR ABOUT THE PROPERTY, AND BUYER HEREBY EXPRESSLY AND UNCONDITIONALLY WAIVES AND RELEASES SELLER AND ALL OF ITS PARENTS, SUBSIDIARIES, AFFILIATES AND PARTNERSHIPS, OFFICERS, DIRECTORS, PROPERTY MANAGERS, ASSET MANAGERS, MANAGERS, SHAREHOLDERS, PARTNERS, MEMBERS, REPRESENTATIVES, AGENTS AND EMPLOYEES, AND THEIR RESPECTIVE SUCCESSORS, HEIRS AND ASSIGNS AND EACH OF THEM (INDIVIDUALLY AND COLLECTIVELY, THE "RELEASED PARTIES") FROM ANY AND ALL RIGHTS AND CLAIMS AGAINST SELLER AND/OR THE RELEASED PARTIES WITH RESPECT TO THE PROPERTY OR MATTERS A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 15 5376942.5 RELATING TO THE PROPERTY (INCLUDING WITHOUT LIMITATION (I) THE CONDITION, VALUATION, MARKETABILITY OR UTILITY OF THE PROPERTY, (II) IN CONNECTION WITH ANY LEASES OR OCCUPANCY AGREEMENTS RELATING TO THE PROPERTY, (III) ANY RIGHTS OF BUYER UNDER THE STATE OR FEDERAL COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT, AS AMENDED FROM TIME TO TIME, ANY OTHER ENVIRONMENTAL OR HAZARDOUS MATERIAL LAWS OR OTHER SIMILAR LAWS, (IV) IN CONNECTION WITH LATENT, PATENT, ALLEGED OR ACTUAL DESIGN OR CONSTRUCTION DEFICIENCIES OR DEFECTS (WHETHER RESULTING FROM ANY ACTS OR OMISSIONS OF SELLER, ANY SELLER PARTY, ANY PRIOR OWNER OF ALL OR ANY PORTION OF THE PROPERTY, OR ANY OTHER PARTY), AND (VI) ANY OTHER MATTERS REFERENCED IN THIS PARAGRAPH 13.3). BUYER ACKNOWLEDGES AND AGREES THAT THE FOREGOING WAIVER AND RELEASE INCLUDES ALL RIGHTS AND CLAIMS OF BUYER (AND ANY PERSON OR ENTITY CLAIMING BY, OR THROUGH, BUYER) AGAINST SELLER AND/OR ANY OTHER RELEASED PARTIES PERTAINING TO THE PROPERTY, WHETHER HERETOFORE OR NOW EXISTING OR HEREAFTER ARISING, OR WHICH COULD, MIGHT, OR MAY BE CLAIMED TO EXIST, OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, LIQUIDATED OR UNLIQUIDATED, EACH AS THOUGH FULLY SET FORTH HEREIN AT LENGTH, WHICH IN ANY WAY ARISE OUT OF, OR ARE CONNECTED WITH, OR RELATE TO, THE PROPERTY. THIS RELEASE INCLUDES CLAIMS OF WHICH BUYER IS PRESENTLY UNAWARE OF WHICH BUYER DOES NOT PRESENTLY SUSPECT TO EXIST WHICH, IF KNOWN BY BUYER, WOULD MATERIALLY AFFECT BUYER'S RELEASE TO SELLER AND/OR THE OTHER RELEASED PARTIES. IN CONNECTION AND TO THE EXTENT PERMITTED BY LAW, BUYER HEREBY AGREES, REPRESENTS AND WARRANTS THAT BUYER REALIZES AND ACKNOWLEDGES THAT FACTUAL MATTERS NOW UNKNOWN TO IT MAY HAVE GIVEN OR MAY HEREAFTER GIVE RISE TO CAUSES OF ACTION, CLAIMS, DEMANDS, DEBTS, CONTROVERSIES, DAMAGES, COSTS, LOSSES AND EXPENSES WHICH ARE PRESENTLY UNKNOWN, UNANTICIPATED AND UNSUSPECTED, AND BUYER FURTHER AGREES, REPRESENTS AND WARRANTS THAT THE WAIVERS AND RELEASES HEREIN HAVE BEEN NEGOTIATED AND AGREED UPON IN LIGHT OF THAT REALIZATION AND THAT BUYER NEVERTHELESS HEREBY INTENDS TO RELEASE, DISCHARGE AND ACQUIT SELLER AND THE OTHER RELEASED PARTIES FROM ANY SUCH UNKNOWN CAUSES OF ACTION, CLAIMS, DEMANDS, DEBTS, CONTROVERSIES, DAMAGES, COSTS, LOSSES AND EXPENSES. THE FOREGOING WAIVERS AND RELEASES BY BUYER SHALL SURVIVE (A) THE CLOSING AND THE RECORDATION OF THE DEED, AND SHALL NOT BE DEEMED MERGED INTO THE DEED UPON ITS RECORDATION, AND/OR (B) ANY TERMINATION OF THIS AGREEMENT. NOTWITHSTANDING ANY OF THE FOREGOING TO THE CONTRARY, BUYER HAS NOT RELEASED SELLER FOR ANY ACTUAL FRAUD COMMITTED BY SELLER AND UNKNOWN TO BUYER AS OF THE CLOSE OF ESCROW. BUYER EXPRESSLY WAIVES THE BENEFITS OF SECTION 1542 OF THE CALIFORNIA CIVIL CODE, WHICH PROVIDES AS FOLLOWS: "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, AND THAT, IF KNOWN BY HIM OR HER WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY." BUYER'S INITIALS A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 16 5376942.5 14. Access. Provided that Buyer is not in default of its obligations under this Agreement, then from and after the Opening of Escrow through the earlier of the termination of this Agreement or the Closing Date, Buyer, its agents, consultants, contractors and subcontractors shall have the right, at reasonable times upon at least 48 hours prior written notice to Seller, subject to the rights of all tenants and occupants of the Property, and provided that Buyer has coordinated with Seller so as to afford Seller a reasonable opportunity to have a representative present at all such times, to enter upon the Property to conduct or make any and all non-intrusive and non-invasive inspections and Tests as may be necessary or desirable, subject to the limitations set forth below in this Paragraph 14. The scope of any analysis which requires physical sampling or any other invasive or intrusive testing of all or any part of the Property shall be subject to: (a) the prior written approval of Seller, which Seller may withhold or condition in its sole discretion, (b) Seller's receipt of written evidence that Buyer has procured the insurance required pursuant to this Paragraph 14, and (c) the requirement that Buyer dispose of all such test samples in accordance with applicable law and at no cost or liability to Seller. Nothing herein shall authorize any subsurface testing or drilling on the Property by Buyer or its environmental consultant unless specifically approved in writing by Seller, which Seller may condition or deny in its sole discretion. Buyer shall obtain or cause its consultants to obtain (and provide evidence to Seller), at Buyer's sole cost and expense, prior to commencement of any investigative activities on the Property, a policy of commercial general liability insurance covering any and all liability of Buyer and Seller with respect to or arising out of any investigative activities. Such policy of insurance shall be from an insurance company acceptable to Seller and name Seller as an additional insured and shall be kept and maintained in force during the term of this Agreement and so long thereafter as necessary to cover any claims of damages suffered by persons or property resulting from any acts or omissions of Buyer, Buyer's employees, agents, contractors, suppliers, consultants or other related parties. Such policy of insurance shall have liability limits of not less than Two Million Dollars ($2,000,000.00) combined single limit per occurrence for bodily injury, personal injury and property damage liability. If this Agreement is terminated prior to the Close of Escrow, Buyer hereby agrees to provide to Seller, within ten (10) days following such termination, a true and complete copy of all tests, reports, studies and the like generated by such vendor in connection with Buyer's inspection of the Property, to the extent in Buyer’s possession or control. Buyer shall keep all documents and information received from Seller and/or its agents and the results of all of its inspections, studies, investigations, analysis, reports and the like confidential except as required by law and except for disclosures made to Buyer's agents, consultants and employees. Buyer hereby indemnifies, defends and holds the Property, Seller and their respective officers, directors, shareholders, members, participants, affiliates, employers, representatives, invitees, agents and contractors free and harmless from and against any and all claims, costs, losses, liabilities, damages or expenses arising out of or resulting from such entry by Buyer, its agents, consultants, contractors and subcontractors or Buyer's breach of its obligations under this Paragraph 14. Additionally, Buyer shall immediately, at its sole cost and expense, repair any and all damage arising out of or resulting from such entry and any acts or omissions by Buyer, its agents, employees, consultants, contractors and subcontractors. Furthermore, Buyer hereby agrees not to contact any tenants or other occupants of the Property nor any governmental agencies with respect to the Property without Seller's prior written consent, which Seller may withhold or condition in its reasonable discretion (including, without limitation, requiring that a Seller representative be present). Buyer shall keep the Property free and clear of any mechanics' liens or materialmen's liens related to Buyer's inspection and the other activities contemplated in this Paragraph 14. All of Buyer's obligations set forth in this Paragraph 14 shall survive the Close of Escrow and shall not be merged with the Deed, and shall survive the termination of this Agreement and Escrow prior to the Close of Escrow, and shall not be limited by any provision of this Agreement. 15. Default. 15.1 BUYER'S DEFAULT. IF BUYER FAILS TO COMPLETE THE PURCHASE OF THE PROPERTY AS PROVIDED IN THIS AGREEMENT BY REASON OF ANY A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 17 5376942.5 DEFAULT OF BUYER, SELLER'S SOLE REMEDY (EXCEPT AS PROVIDED BELOW) SHALL BE TO TERMINATE THIS AGREEMENT AND RECEIVE THE DEPOSIT AS LIQUIDATED DAMAGES AND SELLER SHALL BE RELEASED FROM ITS OBLIGATION TO SELL THE PROPERTY TO BUYER. BUYER AND SELLER AGREE THAT IT WOULD BE IMPRACTICAL AND EXTREMELY DIFFICULT TO ESTIMATE THE DAMAGES WHICH SELLER MAY SUFFER IN THE EVENT BUYER DEFAULTS HEREUNDER AND FAILS TO COMPLETE THE PURCHASE OF THE PROPERTY AS HEREIN PROVIDED. BUYER AND SELLER THEREFORE AGREE THAT A REASONABLE PRESENT ESTIMATE OF THE NET DETRIMENT THAT SELLER WOULD SUFFER IN THE EVENT OF BUYER'S DEFAULT OR BREACH HEREUNDER IS AN AMOUNT OF MONEY EQUAL TO THE DEPOSIT WHICH SHALL BE THE FULL, AGREED AND LIQUIDATED DAMAGES. THE PARTIES ACKNOWLEDGE THAT THE PAYMENT OF SUCH LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF CALIFORNIA CIVIL CODE SECTIONS 3275 OR 3369, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER PURSUANT TO CALIFORNIA CIVIL CODE SECTIONS 1671, 1676 AND 1677. THE FOREGOING SHALL NOT LIMIT SELLER'S REMEDIES WITH RESPECT TO BUYER'S OBLIGATIONS (INCLUDING, WITHOUT LIMITATION, ITS INDEMNIFICATION OBLIGATIONS) UNDER PARAGRAPHS 14 AND 17 OF THIS AGREEMENT AND THE ATTORNEYS' FEES PROVISION SET FORTH IN PARAGRAPH 18 BELOW. SELLER'S INITIALS BUYER'S INITIALS 15.2 SELLER'S DEFAULT. IF SELLER DEFAULTS UNDER THIS AGREEMENT AND FAILS TO COMPLETE THE PURCHASE AS PROVIDED HEREIN, THEN BUYER SHALL BE ENTITLED, AS ITS SOLE AND EXCLUSIVE REMEDY, WHETHER AT LAW OR IN EQUITY, EITHER (A) TO TERMINATE THIS AGREEMENT AND RECOVER ITS DEPOSIT OR (B) IN LIEU OF TERMINATING THE AGREEMENT AND RECOVERING ITS DEPOSIT, BUYER SHALL BE ENTITLED TO PURSUE SPECIFIC PERFORMANCE OF THE CONVEYANCE OF THE PROPERTY WITHOUT RIGHT TO ANY DAMAGES OR OTHER EQUITABLE RELIEF WHATSOEVER, BUT ONLY IF BUYER DEPOSITS WITH ESCROW HOLDER ON OR BEFORE THE SCHEDULED CLOSING DATE, THE CASH BALANCE OF THE PURCHASE PRICE, TOGETHER WITH ALL CLOSING DOCUMENTS REQUIRED HEREUNDER FROM BUYER, AND BUYER FILES SUCH SPECIFIC PERFORMANCE ACTION WITHIN TEN (10) DAYS FOLLOWING THE SCHEDULED CLOSING DATE AND DILIGENTLY PROSECUTES SUCH ACTION TO COMPLETION. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, BUYER SHALL NOT BE ENTITLED TO RECORD A LIEN OR LIS PENDENS AGAINST THE PROPERTY AND BUYER HEREBY WAIVES ANY SUCH RIGHT. NOTWITHSTANDING THE FOREGOING TO THE CONTRARY, IF SELLER IS IN MATERIAL DEFAULT UNDER THIS AGREEMENT, AND BUYER TERMINATES THIS AGREEMENT IN ACCORDANCE WITH SUBPART (A) OF THIS PARAGRAPH ABOVE AS A RESULT OF SUCH MATERIAL DEFAULT, SELLER SHALL ALSO REIMBURSE BUYER FOR ITS REASONABLE, THIRD-PARTY, OUT OF POCKET COSTS AND EXPENSES INCURRED TO NEGOTIATE THIS AGREEMENT AND PURSUE ACQUISITION OF THE PROPERTY AS CONTEMPLATED HEREBY, NOT TO EXCEED $50,000.00. SELLER'S INITIALS BUYER'S INITIALS A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 18 5376942.5 16. Notices. Any notice, demand, consent, approval, request, or other communication or document to be provided hereunder to a party hereto shall be in writing and shall be given to such party at its address set forth above or such other address such party may hereafter specify for that purpose by notice to the other party. Each such notice, request, or communication shall, for all purposes, be deemed given and received (a) if given by email, when such email (inclusive of a pdf attachment containing the substantive content of the notice) is transmitted to the email address specified above during normal business hours (i.e. 8:00 a.m. to 5:00 p.m.) and such notice is also sent via overnight delivery service for the next business day’s delivery, (b) if hand delivered against receipted copy, when the copy thereof is receipted, (c) if given by a recognized overnight delivery service, the day on which such notice, request, or other communication is actually received, or (d) or if given by certified mail, return receipt requested, postage prepaid, two (2) days after it is posted with the United States Postal Service, to the addresses specified in the Basic Provisions. Notices to Seller shall be directed to Seller and Seller's Counsel and notices to Buyer shall be directed to Buyer and Buyer's Counsel. Notice of change of address shall be given by written notice in the manner detailed in this Paragraph 16. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to constitute receipt of the notice, demand, request or communication sent 17. Brokers. Upon the Close of Escrow (but not otherwise), Seller shall pay a real estate brokerage commission to Broker with respect to this transaction in accordance with Seller's separate written agreement. Each party hereto agrees to indemnify and hold harmless the other party from and against any and all losses, liens, claims, judgments, liabilities, costs, expenses or damages (including reasonable attorneys' fees and court costs) of any kind or character arising out of or resulting from any agreement, arrangement or understanding (except as set forth above with respect to Broker) alleged to have been made by such party or on its behalf with any broker or finder in connection with this Agreement or transaction contemplated under this Agreement. The foregoing indemnity shall survive the Close of Escrow or the earlier termination of this Agreement and shall not be limited by any provision of this Agreement. 18. Legal Fees. If either Buyer or Seller brings any action, arbitration or suit against the other for any matter relating to or arising out of this Agreement, then the prevailing party in such action or dispute, whether by final judgment or settlement, shall be entitled to recover from the other party all costs and expenses of suit, including actual attorneys' fees. Any judgment or order entered in any final judgment shall contain a specific provision providing for the recovery of all costs and expenses of suit, including actual attorneys' fees incurred in enforcing, perfecting and executing such judgment. For the purposes of this paragraph, such costs shall include, without limitation, in-house or outside attorneys' fees, costs and expenses incurred in the following: (a) postjudgment motions; (b) contempt proceedings; (c) garnishment, levy, and debtor and third party examination; (d) discovery; and (e) bankruptcy litigation. 19. Assignment. Buyer may not assign, transfer or convey its rights or obligations under this Agreement at any time without the prior written consent of Seller, which Seller may withhold in its sole and absolute discretion; provided, however, Buyer may assign this Agreement to a Buyer Affiliate (as defined below) without the requirement of obtaining Seller's prior written consent (but nevertheless requiring at least five (5) business days prior written notice) and satisfy the requirements set forth below. The term "Buyer Affiliate" shall mean any entity of which Buyer or manager of Buyer is the managing member or managing partner or manager and owns or controls such entity. Notwithstanding the foregoing, no assignment by Buyer (whether to a Buyer Affiliate or otherwise) shall release Buyer from any of its obligations hereunder, and any assignment by Buyer (even to a Buyer Affiliate) shall require the full assumption by the assignee (on a joint and several basis) of all of Buyer's obligations hereunder, and the assignment and assumption agreement must be delivered to Seller at least five (5) business days prior to the Closing. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 19 5376942.5 20. Damage or Destruction, Condemnation, Insurance. 20.1 Condemnation. If at any time prior to the Closing Date any "material" portion of the Property is condemned or taken by eminent domain proceedings by any public authority, then at Buyer's option, to be exercised within ten (10) days after receipt of notice of such taking, this Agreement shall terminate, and the Deposit (less the Independent Consideration) shall be promptly returned to Buyer, and except as expressly set forth herein, neither party shall have any further liability or obligation to the other hereunder. As used in this Paragraph 20.1, the term "material" shall mean a taking which materially and adversely affects the value or operations of the Property and adversely affects the value of the Property by more than ten percent (10%) of the Purchase Price. Seller shall give Buyer written notice of any taking promptly after Seller obtains knowledge thereof. If less than a material portion of the Property is condemned or taken by eminent domain proceedings or if Buyer does not timely notify Seller in writing of its election to terminate this Agreement, Buyer shall be deemed to have elected not to terminate this Agreement. If Buyer elects or is deemed to have elected not to terminate this Agreement, the parties shall proceed to the Closing without a reduction in the Purchase Price and, upon the Closing, all condemnation proceeds paid or payable to Seller (other than losses pertaining to periods prior to the Closing) shall belong to Buyer and shall be paid over and assigned to Buyer. Seller shall have no obligation to make any repairs to the Property in the event of a condemnation. 20.2 Damage and Destruction. If at any time prior to the Closing Date a material portion of the Property is destroyed or damaged as a result of fire or any other casualty whatsoever, then at Buyer's option, to be exercised within ten (10) days after receipt of notice of such destruction or damage, this Agreement shall terminate, the Deposit shall be returned to Buyer, and except as expressly set forth herein, neither party shall have any further liability or obligation to the other hereunder. If Buyer does not timely notify Seller in writing of its election to terminate this Agreement, Buyer shall be deemed to have elected not to terminate this Agreement. For purposes hereof, the term "material" shall be deemed to be a damage or destruction in excess of ten percent (10%) of the Purchase Price. If less than a material portion of the Property is damaged or destroyed or if a material portion is damaged or destroyed and Buyer elects or is deemed to have elected not to terminate this Agreement, the parties shall proceed to the Closing without reduction in the Purchase Price and, upon the Closing, all property insurance proceeds paid or payable to Seller as a result of such casualty shall belong to Buyer and shall be paid over and assigned to Buyer. Seller shall have no obligation to make any repairs to the Property in the event of a damage or destruction. 21. Continued Operations; New Leases and Contracts 21.1 Continued Operations. So long as this Agreement remains in effect, (i) Seller shall manage, operate, and insure the Property in substantially the same manner in which Seller managed, operated, and insured the Property prior to the Opening of Escrow, and (ii) Seller shall not modify, amend, or terminate any Lease or service contract, nor enter into any New Lease or service contract, except as set forth in this Paragraph 21. 21.2 New Leases. Seller hereby agrees that, from and after the Execution Date, Seller will not modify, extend or otherwise change any of the terms, covenants or conditions of the Leases or enter into New Leases affecting the Property without the prior written consent of Buyer, which consent may be granted or withheld in Buyer’s commercially reasonable discretion; provided, however, following the Contingency Date, such consent may be granted or denied in Buyer’s sole and absolute discretion (except for a lease modification or termination with respect to a Tenant, if any, which is delinquent in rent, with respect to which Buyer’s consent may be granted or withheld in Buyer’s commercially reasonable discretion). If Buyer fails to approve any proposal in writing, Buyer shall be deemed to have disapproved of such proposal. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 20 5376942.5 21.3 Service Contracts. Prior to the date which is three (3) days prior to the end of the Contingency Date, Seller, in its sole and absolute discretion, and without Buyer’s consent, shall have the right to extend, renew, modify or replace any of the service contracts that Seller deems advisable, so long as such service contracts (whether new or modified) are terminable upon thirty (30) days’ notice without fee or penalty, and Seller provides a copy of such service contract (or modification to such service contract) to Buyer. Except as otherwise provided herein, after the date which is three (3) days prior to the Contingency Date, Seller will not extend, renew, modify or replace any of the service contracts without the prior written consent of Buyer, which consent may be granted or withheld in Buyer’s sole and absolute discretion. If Buyer does not approve any request of Seller regarding a service contract in writing, Buyer shall be deemed to have disapproved of such request. If any service contract requires the service provider’s consent for such service contract to be assigned to Buyer, as of the Close of Escrow, Seller shall either (i) terminate such service contract as of the Close of Escrow, to the extent the same is terminable on thirty (30) days prior notice without fee or charge, or (ii) obtain such service provider’s consent for the assignment of the service contract to Buyer, in either case, at Seller’s sole cost and expense. 22. Miscellaneous. 22.1 Not an Offer. Seller's delivery of unsigned copies of this Agreement is solely for the purpose of review by the party to whom delivered, and neither the delivery nor any prior communications between the parties shall in any way imply that Seller is under any obligation to enter the transaction which is the subject of this Agreement. The signing of this Agreement by Buyer constitutes an offer which shall not be deemed accepted by Seller unless and until Seller has signed this Agreement and delivered a duplicate original or electronic copy to Buyer. 22.2 Computation of Time Periods. If the date upon which the Contingency Date, the Closing Date or any other date or time period provided for in this Agreement is or ends on a Saturday, Sunday or federal or state legal holiday, then such date shall automatically be extended until 5:00 p.m. Pacific time of the next day which is not a Saturday, Sunday or legal holiday. The term "business day" shall mean any day other than a Saturday, Sunday or legal holiday. 22.3 Captions; Severability. Any captions to, or headings of, the paragraphs or subparagraphs of this Agreement are solely for the convenience of the parties hereto, are not a part of this Agreement, and shall not be used for the interpretation or determination of the validity of this Agreement or any provision hereof. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, but this Agreement shall be reformed and construed and enforced to the maximum extent permitted by applicable law. 22.4 No Obligations to Third Parties. Except as otherwise expressly provided herein, the execution and delivery of this Agreement shall not be deemed to confer any rights upon, nor obligate any of the parties hereto, to any person or entity other than the parties hereto. 22.5 Exhibits and Schedules. The exhibits and schedules attached to this Agreement are incorporated in this Agreement by this reference for all purposes. 22.6 Amendment to this Agreement. The terms of this Agreement may not be modified or amended except by an instrument in writing executed by each of the parties hereto. 22.7 Waiver. The waiver or failure to enforce any provision of this Agreement shall not operate as a waiver of any future breach of any such provision or any other provision hereof. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 21 5376942.5 22.8 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, except for any choice-of-law principles which provide for the application of the laws of another jurisdiction. Seller and Buyer hereby irrevocably submit to the jurisdiction of any state or federal court sitting in the State in any action or proceeding arising out of or relating to this Agreement and hereby irrevocably agree that all claims in respect of such action or proceeding shall be heard and determined in a state or federal court sitting in the State. Buyer and Seller agree that the provisions of this Paragraph 22.8 shall survive the Closing. 22.9 Fees and Other Expenses. Except as otherwise provided herein, each of the parties hereto shall pay its own fees and expenses in connection with this Agreement. 22.10 Entire Agreement. This Agreement (including all Exhibits attached hereto) supersedes any prior agreements, negotiations and communications, oral or written, and contains the entire agreement between, and the final expression of, Buyer and Seller with respect to the subject matter hereof. No subsequent agreement, representation, or promise made by either party hereto, or by or to an employee, officer, agent or representative of either party hereto shall be of any effect unless it is in writing and executed by the party to be bound thereby. 22.11 Successors and Assigns. Subject to the restrictions set forth in Paragraph 19 hereof, this Agreement shall be binding upon and shall inure to the benefit of the permitted successors and assigns of the parties hereto. 22.12 Construction. The parties acknowledge and agree that (A) each party hereto is of equal bargaining strength, (B) each such party has actively participated in the drafting, preparation and negotiation of this Agreement, (C) each such party has consulted with such party's own, independent counsel, and such other professional advisors as such party has deemed appropriate, relating to any and all matters contemplated under this Agreement, (D) each such party and such party's counsel and advisors have reviewed this Agreement, (E) each such party has agreed to enter into this Agreement following such review and the rendering of such advice, (F) any rule of construction to the effect that ambiguities are to be resolved against the drafting parties shall not apply in the interpretation of this Agreement, or any portions hereof, or any amendments hereto, and (G) except as expressly stated to survive the Closing in this Agreement, all terms and provisions of this Agreement shall not survive the Closing and shall be deemed merged with the Deed at Closing. 22.13 Limitation of Liability. Buyer acknowledges and agrees that neither the trustees, shareholders, members, affiliates, officers, directors, investment managers, employees, partners, agents nor advisors of Seller, assume any personal liability for obligations entered into by or on behalf of Seller. Notwithstanding any other provision of this Agreement to the contrary (or any rights that Buyer may have at law or in equity), (a) in no event shall Seller have any liability for lost profits, speculative, special, consequential or punitive damages, (b) in no event will Seller's liability under or otherwise in connection with this Agreement (including, without limitation, Paragraph 13.1 above), any documents executed in connection herewith and/or otherwise in connection with the Property exceed the sum of Two Hundred Fifty Thousand Dollars ($250,000.00), and (c) Buyer shall have no right to assert any claim against Seller, and Seller shall have no liability to Buyer whatsoever, unless the valid claims for all breaches of Seller collectively aggregate more than Fifty Thousand Dollars ($50,000.00). Notwithstanding anything to the contrary contained in this Agreement, Buyer hereby agrees that any action or claim asserted by Buyer against Seller or any of the Released Parties must be filed (if at all) and properly served to Seller within six (6) months following the Closing in a court of competent jurisdiction, and Buyer hereby waives any right to bring any such claim or action thereafter. Buyer's remedies prior to Closing shall be limited as set forth in Paragraph 15.2. Any and all liability beyond that which may be asserted under this Paragraph 22.13 A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 22 5376942.5 is expressly waived and released by Buyer and by all persons claiming by, through or under Buyer. The provisions of this Paragraph 22.13 shall survive the Closing. 22.14 Time of the Essence. All times provided for in this Agreement for the performance of any act will be strictly construed, time being of the essence. 22.15 Recording. The parties agree that this Agreement shall not be recorded. If Buyer causes this Agreement or any notice or memorandum thereof to be recorded, this Agreement shall be null and void at the option of Seller. 22.16 Confidentiality. Until the Close of Escrow, Buyer will keep confidential the Purchase Price, the other terms of this Agreement, the Materials and all other information concerning the Property (as disclosed, discovered or determined in connection with this transaction); provided, however, Buyer may disclose such information to (a) those employed by Buyer (subject to their agreement to abide by the terms of this paragraph); (b) those who are actively and directly participating in the evaluation of the Property and the negotiation and execution of this Agreement or financing of the purchase of the Property (subject to their agreement to abide by the terms of this paragraph); (c) third parties as required under applicable law; and (d) Buyer's potential financial partners and lenders (subject to their agreement to abide by the terms of this paragraph). 22.17 Natural Hazard Disclosure. Natural Hazard Disclosure. As of the Closing, to the extent permitted by law, Buyer shall be deemed to have knowingly, voluntarily and intentionally waived the right to the disclosures (“Natural Hazards Disclosures”) set forth in: (a) California Government Code Section 8589.3 (a special flood area); (b) California Government Code Section 8589.4 (dam failure inundation area); (c) California Government Code Section 51183.5 (earthquake fault zone); (d) California Public Resources Code Section 2621.9 (seismic hazard zone); (e) California Public Resources Code Section 4136 (wildland fire area); and (f) California Public Resources Code Section 2694 (high fire severity area). Buyer acknowledges and represents that it has extensive experience acquiring and conducting due diligence for commercial properties. This waiver by Buyer includes, to the extent permitted by law, any remedies Buyer may have for Seller's nondisclosure of the Natural Hazards Disclosures. In no way limiting the foregoing waiver by Buyer, Buyer acknowledges that Seller shall employ the services of the Escrow Holder or another third party selected by Seller (as applicable, the “Natural Hazard Expert”) to examine the maps and other information specifically made available to the public by government agencies for the purposes of enabling Seller to fulfill Seller's disclosure obligations, if any, and to report the result of the Natural Hazard Expert’s examination (“Natural Hazards Report”) to Buyer and Seller in writing. Seller has not verified, and Seller is not obligated to verify, the information contained in the Natural Hazards Report. The Natural Hazards Report fully and completely discharges Seller from Seller's disclosure obligations referred to herein, if and to the extent any such obligations exist, and, for the purpose of this Agreement, the provisions of Section 1103.4 of the California Civil Code regarding non- liability of Seller for errors or omissions not within Seller's personal knowledge shall be deemed to apply and the Natural Hazard Expert shall be deemed to be an expert, dealing with matters within the scope of the Natural Hazard Expert's expertise with respect to the examination and written report regarding the natural hazards referred to above. Seller makes no representation or warranty as to the truth or accuracy of any information contained in the Natural Hazards Report. ANY NATURAL HAZARDS DISCLOSED BY THE NATURAL HAZARDS REPORT MAY LIMIT THE BUYER'S ABILITY TO REDEVELOP OR UTILIZE THE PROPERTY, TO OBTAIN INSURANCE, OR TO RECEIVE ASSISTANCE AFTER A DISASTER. THE MAPS ON WHICH THESE DISCLOSURES ARE BASED ESTIMATE WHERE NATURAL HAZARDS EXIST. THEY ARE NOT DEFINITIVE INDICATORS OF WHETHER OR NOT THE PROPERTY WILL BE AFFECTED BY A NATURAL DISASTER. BUYER MAY WISH TO A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 23 5376942.5 OBTAIN PROFESSIONAL ADVICE REGARDING THESE HAZARDS AND OTHER HAZARDS THAT MAY AFFECT THE PROPERTY. 22.18 Section 1101.5 Disclosure. Seller hereby discloses to Buyer that Section 1101.5 of the California Civil Code requires that all noncompliant plumbing fixtures in any commercial real property shall be replaced with water-conserving plumbing fixtures. Pursuant to Section 1101.5(e) of the California Civil Code, Seller hereby discloses to Buyer that the Property may include noncompliant plumbing fixtures. 22.19 Counterparts; Electronic Signatures. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which, together, shall constitute but one and the same instrument. Electronic signatures, including signature delivered in a PDF, jpeg, or other electronic document, shall be deemed binding as originals. [Signature Page Follows] A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 24 5376942.5 IN WITNESS WHEREOF, Buyer and Seller have executed this Agreement as of the day and year first written above. BUYER: SELLER: SM 1848, LLC, SRT SF RETAIL I, LLC, a California limited liability company a Delaware limited liability company Position: Manager By: Name: Position: By: Name: Douglas M. MacMahon A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8 CEO Matthew Schreiber

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 25 5376942.5 ACCEPTANCE BY ESCROW HOLDER Chicago Title Insurance Company acknowledges that it has received a fully executed original or original executed counterparts of the foregoing Agreement of Purchase and Sale and Joint Escrow Instructions (the "Agreement") and agrees to act as Escrow Holder under the Agreement and to be bound by and strictly perform the terms thereof as such terms apply to Escrow Holder. Dated: , 2024 CHICAGO TITLE INSURANCE COMPANY By: Name: Position: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT A LEGAL DESCRIPTION PARCEL 1: LOTS 169, AS SHOWN ON THAT CERTAIN MAP ENTITLED “MAP OF FULTON MASONIC, A COMMERCIAL CONDOMINIUM PROJECT”, RECORDED ON AUGUST 01, 2005 IN BOOK 91 OF CONDOMINIUM MAPS, PAGE 179 TO 183, INCLUSIVE, IN THE OFFICE OF COUNTY RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, ALSO BEING A SUBDIVISION OF PARCEL “B”, LOT 30, “PARCEL MAP OF FULTON MASONIC BEING A SUBDIVISION OF AIRSPACE FOR RESIDENTIAL / COMMERCIAL PURPOSES”, RECORDED AUGUST 14, 2002, IN BOOK 45 OF PARCEL MAPS, PAGES 100 TO 103, INCLUSIVE, ALSO BEING A PORTION OF ASSESSOR’S BLOCK NO. 1175, ALSO BEING A PORTION OF WESTERN ADDITION BLOCK NO. 650 A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT B GRANT DEED WHEN RECORDED MAIL TO: MAIL TAX STATEMENTS TO: (Space above this line is for recorder's use) GRANT DEED THE UNDERSIGNED GRANTOR DECLARES: DOCUMENTARY TRANSFER TAX is $ . CITY TAX $ .  Computed on full value of property conveyed, or  Computed on full value less value of liens or encumbrances remaining at time of sale,  Unincorporated area:  City of , and FOR VALUE RECEIVED, ("Grantor"), hereby grants to ("Grantee"), that certain real property (the "Property") situated in the City of , County of , State of California, described in Exhibit A attached hereto and incorporated by reference. THE PROPERTY IS CONVEYED TO GRANTEE SUBJECT TO: A. All liens, encumbrances, easements, covenants, conditions and restrictions, whether on- or off-record; B. Any other matters listed on Exhibit B attached hereto and incorporated herein; C. All matters which would be revealed or disclosed in an accurate survey or inspection of the Property; D. Liens for taxes on real property not yet delinquent, and liens for any general or special assessments of record against the Property not yet delinquent; and E. All laws, ordinances and governmental rules, regulations and restrictions affecting the Property. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 IN WITNESS WHEREOF, the undersigned Grantor has executed this Grant Deed as of , . By: Its: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT "A" TO GRANT DEED LEGAL DESCRIPTION OF PROPERTY [TO BE INSERTED] A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT "B" TO GRANT DEED PERMITTED EXCEPTIONS [TO BE INSERTED] A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document. ACKNOWLEDGMENT State of California ) County of ) On , before me, , a Notary Public, personally appeared , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct. WITNESS my hand and official seal. Signature A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT C TRANSFEROR'S CERTIFICATION OF NON-FOREIGN STATUS To inform , a ("Transferee"), that Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest, the undersigned hereby certifies the following on behalf of the transferor/seller: 1. Transferor is not a foreign corporation, foreign partnership, foreign trust, foreign estate or foreign person (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder); and 2. Transferor is not a disregarded entity as defined in §1.1445-2(b)(2)(iii); and 3. Transferor's U.S. employer or tax (social security) identification number is ; and 4. The office address of Transferor is: . Transferor understands that this Certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both. Under penalty of perjury I declare that I have examined this Certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor. Dated: , 20 . TRANSFEROR: , a By: Name: Title: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT D ASSIGNMENT AND ASSUMPTION OF LEASES THIS ASSIGNMENT AND ASSUMPTION OF LEASES ("Assignment") is made this day of , , by and between , a ("Assignor"), and , a ("Assignee"). Recitals Assignor and Assignee entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions, dated as of , (the "Agreement"), respecting the sale of certain "Property" (as defined in the Agreement). Unless otherwise indicated herein, all capitalized terms in this Assignment shall have the meaning ascribed to them in the Agreement. Assignor, as Lessor, and those certain tenants of the Property (collectively, the "Tenants") have entered into leases for space at the Property (collectively, the "Leases") covering certain premises located on the Property. Under the Agreement, Assignor is obligated to assign to Assignee any and all of its right, title and interest in and to all Leases and Tenants' deposits held by Assignor under the Leases (collectively, "Tenant Deposits"). Agreement NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows. Assignor assigns, sells, transfers, sets over and delivers unto Assignee all of Assignor's estate, right, title and interest in and to the Leases and Tenant Deposits and Assignee accepts such assignment. Assignee accepts said assignment, sale and transfer and assumes the performance of all of the terms, covenants and conditions imposed upon the landlord under the Leases and with respect to the Tenant Deposits. Assignor agrees to indemnify, defend, and hold Assignee harmless from and against any Tenant claim(s) to the extent arising under the Leases during the period of Assignor’s ownership of the Property. Assignee agrees to indemnify, defend, and hold Assignor harmless from and against any Tenant claim(s) to the extent arising under the Lease during the period of Assignee’s ownership of the Property. This grammatical paragraph shall survive the Closing for a period of six (6) months. In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of the other party arising out of this Assignment, then in that event the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including actual attorneys' fees and costs. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 This Assignment may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument. This Assignment shall be binding upon and inure to the benefit of the successors, assignees, personal representatives, heirs and legatees of all the respective parties hereto. This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of California. IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the day and year first written above. ASSIGNEE: , a ASSIGNOR: , a By: Name: Position: By: Name: Position: By: Name: Position: By: Name: Position: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT E GENERAL ASSIGNMENT AND BILL OF SALE THIS GENERAL ASSIGNMENT AND BILL OF SALE ("Assignment") is made this day of , , by and between , a ("Assignor"), and , a ("Assignee"). Recitals Assignor and Assignee entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions dated as of , (the "Agreement"), respecting the sale of certain "Property" (as described and defined in the Agreement). Unless otherwise indicated herein, all capitalized terms in this Assignment shall have the meaning ascribed to them in the Agreement. Under the Agreement, Assignor is obligated to assign (to the extent assignable) any and all of its right, title and interest (if any) and delegate any and all of its obligations and responsibilities in each of the following to Assignee, but only to the extent solely pertaining to the Property and only to the extent assignable: (a) any and all service contracts, warranties, guarantees, management contracts and bonds, together with all supplements, amendments and modifications thereto, solely relating to the Property ("Contract(s)"); (b) development rights and other intangible rights, titles, interests, privileges and appurtenances owned by Assignor and housed in connection with the Property and its operation (collectively "License(s)"); and (c) all fixtures, fittings, furniture, furnishings, appliances, apparatus, equipment, machinery, building materials, and other items of tangible personal property owned by Assignor and affixed or attached to the Property (all of such properties and assets being collectively called the "Assigned Properties"). Agreement NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows: Assignor assigns, sells, transfers, sets over and delivers unto Assignee (to the extent assignable) all of Assignor's estate, right, title and interest (if any) in and to the Contracts, Licenses and Assigned Properties; provided, however, that such assignment, sale and transfer shall not include any rights or claims arising prior to the date hereof which Assignor may have against any party with respect to the Contracts, Licenses and Assigned Properties. Assignee accepts such assignment and assumes the performance of all of the terms, covenants and conditions imposed upon Assignor with respect to the Contracts, Licenses and Assigned Properties. In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, conditions, agreements or provisions on the part A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 of the other party arising out of this Assignment, then in that event the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including reasonable attorneys' fees. This Assignment shall be binding upon and inure to the benefit of the successors, assignees, personal representatives, heirs and legatees of all the respective parties hereto. This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of California. This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument. IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment as of the day and year first above written. ASSIGNEE: ASSIGNOR: , , a a By: Name: Position: By: Name: Position: By: Name: Position: By: Name: Position: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT F FORM OF TENANT ESTOPPEL CERTIFICATE The undersigned, the tenant ("Tenant") under a certain lease agreement dated between ("Landlord") and Tenant ("Lease"), certifies as follows: 1. The Lease is presently in full force and affect and unmodified except as set forth on Exhibit A attached hereto. The Lease constitutes the only agreement between the Landlord and Tenant with respect to the leased premises. 2. The lease term has commenced on and full rental is now accruing thereunder. The Lease term shall end on , 20 . The Tenant has the following options to extend the term: (insert renewal options or indicate “NONE,” as applicable). 3. Tenant has accepted possession of the leased premises under the Lease and is paying $ per month as rental under the Lease, consisting of $ in guaranteed/base rental, $ for monthly operating expense pass-throughs, and $ for ad valorem tax pass-throughs. Tenant has not assigned, transferred, or hypothecated its interest under the Lease. 4. No rent under said lease has been paid more than thirty (30) days in advance of its due date. 5. To Tenant's knowledge, as of the date hereof, Tenant has no claim, charge, defense or offset under the Lease against rents or other charges due or to become due thereunder. As of the date hereof, Tenant has not asserted any such offset or credit. To Tenant's knowledge, there are no defaults under the Lease. 6. There are no unaccrued or unpaid free rent periods, leasehold improvement allowances, or other cash concessions owing to Tenant under the Lease. 7. Tenant has not made any payment to Landlord as a security deposit or rental deposit except any payment expressly provided for in the Lease as follows: $ . Tenant makes this Certificate with the understanding that Landlord is contemplating selling the property which includes the premises (the “Property”), and Landlord and the potential buyer of the Property and its lender(s) who make a mortgage loan upon the property are each entitled to rely on this Certificate. Tenant shall be estopped from asserting any fact(s) or circumstance(s) against Landlord or such prospective buyer or its lender that are contrary to the facts certified to herein. Dated: , [TENANT] By: Name: Title: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 SCHEDULE 7.3 Materials 1. Copies of all Leases, including all amendments thereto and guarantees thereof. 2. Any prior default notices and written requests by Tenant for the modification of economic terms (including the Term) of the applicable Lease. 3. Operating expense reconciliation delivered to Tenants for year 2023. 4. A current rent roll (“Rent Roll”) and subsequent updates of the Rent Roll, if any. 5. An insurance loss run report with respect to the Property for years 2023 and 2024. 6. Copies of any declaration(s) of condominium establishing the Property as a condominium and/or governing the use of the Property (each a “Declaration”). 7. The organizational documents and bylaws of any condominium association established pursuant to such Declaration(s) (the “Condo Association”). 8. The budget of the Condo Association for year 2023, including a list of any current general and/or special assessments of the Condo Association with respect to the Property. 9. All written contracts with respect to the Property made by or on behalf of Seller or to which any Seller is a party for repair, maintenance, utilities, garbage removal, concessions, vending, or other services provided to the Property. 10. All architectural drawings, engineering studies, plans and specifications relating to the original and current construction of the Property. 11. Copies of any warranties or guarantees from any contractors or subcontractors with respect to the improvements or fixtures upon the Property. 12. The most recent environmental site assessments/reports with respect to the Property. 13. Existing as-built or boundary surveys of the Property. 14. Ad valorem tax bills for tax year 2023 – 2024. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 1 5376942.5 AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS This AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS ("Agreement") is made and entered into as of this day of July, 2024 ("Execution Date"), by and between SRT SF RETAIL I, LLC, a Delaware limited liability company ("Seller"), and SM 1848, LLC, a California limited liability company ("Buyer"). Recitals A. Seller owns certain real property located in the City of San Francisco ("City"), County of San Francisco ("County"), State of California ("State"), which real property consists of two (2) retail condominiums located at what is commonly known as (i) 1780 Fulton Street, San Francisco, CA, 94117, and (ii) 1790 Fulton Street, San Francisco, CA, 94117 (collectively, the "Property"), which Property is more particularly described on Exhibit A attached hereto. Such Property shall include Seller’s rights, titles, and interests in and to (1) the Property’s respective share of any common elements, limited common elements, and appurtenant rights under the applicable Declaration, (2) all fixtures and improvements constructed upon such Property which are owned by Seller, (3) all tangible personal property owned by Seller and now or hereafter located upon or within, or affixed to, the Property, and (4) all intangible personal property owned by the Seller and used in connection with the ownership, operation, management, or maintenance of the Property, including, without limitation, any tradename or domain name, and all appurtenances and hereditaments of/to the Property. B. Seller desires to sell all of its interest in the Property to Buyer, and Buyer desires to purchase Seller's interest in the Property, upon the terms and conditions set forth in this Agreement. Basic Provisions I. Buyer: SM1848, LLC C/O Douglas M. MacMahon 8214 Westchester Drive Suite 550 Dallas, Texas 75225 Telephone No. 214-520-9000 Email: dm@morancap.com II. Buyer's Counsel: Walls Landry Baker & Oliver PLLC 5910 N. Central Expressway, Suite 1560 Dallas, Texas 75206 Attn: Dan Walls Email: dwalls@wlbofirm.com III. Seller: SRT SF Retail I, LLC c/o L3 Capital, LLC 1 S. Wacker Dr., Suite 3210 Chicago, IL 60661 Attn: Matthew Schreiber and Handlin Duley Telephone No. (312) 878-4864 Email: matthew.schreiber@l3capital.com and handlin.duley@l3capital.com A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8 3.00

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 2 5376942.5 IV. Seller's Counsel: Elkins Kalt Weintraub Reuben Gartside LLP 10345 West Olympic Boulevard Los Angeles, California 90064 Attn: Scott M. Kalt and Nathan A. Sabzerou Telephone No. (310) 746-4402 Email: skalt@elkinskalt.com; nsabzerou@elkinskalt.com V. Broker: Colliers International representing Seller (the “Broker”). VI. Escrow Holder: Chicago Title Insurance Company (“Escrow Holder”) 725 South Figueroa Street, Suite 200 Los Angeles, California 90017 Attn: Terri Gervasi Email: terri.gervasi@ctt.com VII. Title Company: Chicago Title Insurance Company (“Title Company”) 725 South Figueroa Street, Suite 200 Los Angeles, California 90017 Attn: Mike Slinger Email: mike.slinger@ctt.com VIII. Purchase Price: Three Hundred Eighty-Two Thousand Five Hundred and No/100 Dollars ($382,500.00) (the "Purchase Price"). IX. Deposit: Thirty Thousand and No/100s Dollars ($30,000.00) (together with interest thereon while held in Escrow, the "Deposit"), payable in accordance with Paragraph 3.1 below. X. Contingency Date: 5:00 p.m. Pacific Standard time on the date which is thirty-five (35) days following the Execution Date (the "Contingency Date"). XI. Closing Date: The date which is thirty (30) days following the Contingency Date (the "Closing Date"). A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 3 5376942.5 Agreement NOW, THEREFORE, incorporating the foregoing recitals, and in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Seller and Buyer agree that the terms and conditions of this Agreement and the instructions to Escrow Holder, with regard to the escrow ("Escrow") created pursuant hereto are as follows: 1. Purchase and Sale. Seller agrees to sell the Property to Buyer, and Buyer agrees to purchase the Property from Seller, upon the terms and conditions set forth in this Agreement. 2. Reserved. 3. Payment of Purchase Price. The Purchase Price for the Property shall be paid by Buyer as set forth below in this Paragraph 3. 3.1 Deposit. Within two (2) business days after the Opening of Escrow, Buyer shall deposit or cause to be deposited with Escrow Holder the Deposit. Escrow Holder shall immediately invest the Deposit in a federally-insured, interest-bearing account. Any interest earned on the Deposit shall be added to and constitute a portion of the “Deposit” for all purposes under the terms of this Agreement. If this Agreement has not been previously terminated by Buyer by delivery to Seller and Escrow Holder of a written notice of termination in accordance with the terms hereof prior to 5:00 p.m. Pacific time on the Contingency Date, then on or before 5:00 p.m. Pacific time on the Contingency Date, the Deposit shall not be refundable unless the transaction contemplated by this Agreement is not consummated as the result of Seller's default or the failure of an express condition precedent set forth in Paragraph 7.4 or 7.5 below. Upon the Close of Escrow (as defined below in Paragraph 4.2), the Deposit (and any interest earned on the Deposit) shall be credited toward payment of the Purchase Price. Notwithstanding any provision set forth in this Agreement, One Hundred Dollars ($100.00) of the Deposit shall be non-refundable in all events (other than Seller's default) and shall be paid to Seller in the event that this Agreement is terminated (other than due to Seller's default) at any time prior to the Close of Escrow (the "Independent Consideration"). The Independent Consideration shall be applicable to the Purchase Price at Closing (as defined below). 3.2 Cash Balance. No later than 11:00 a.m. Pacific time on the Closing Date, Buyer shall deposit or cause to be deposited, with Escrow Holder, in immediately available funds, the balance of the Purchase Price, and such other funds as may be necessary in accordance with the terms hereof to pay for Buyer's share of closing costs and charges set forth in Paragraph 10 below and Buyer's share of prorations set forth on the Proration and Expense Schedule (as defined below in Paragraph 11) payable pursuant to this Agreement. 3.3 Assumption of Obligations. As additional consideration for the purchase and sale of the Property, at Closing Buyer will: (a) assume and perform all of the covenants and obligations of Seller, Seller's predecessors in title and Seller's affiliates (i) pursuant to the contracts and any leases of tenants at the Property, including without limitation, those relating to any tenant deposits, to the extent arising on or after the Closing Date and (ii) pursuant to any leases of tenants at the Property regarding the physical, environmental or legal compliance status of the Property, whether arising before, on or after the Closing Date; and (b) assume and agree to discharge, perform and comply with each and every liability, duty, covenant, debt or obligation of Seller or any of its affiliates (i) resulting from, arising out of, or in any way related to the Materials (as defined below), past, present or future, known or unknown, and (ii) resulting from, arising out of, or in any way related to any licenses and permits, approvals, applications, certificates of occupancy, dedications, subdivision maps and entitlements now or hereafter issued, approved or granted by any governmental entity in connection with the Property and arising on or after the Closing Date. Buyer A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 4 5376942.5 hereby indemnifies and holds Seller harmless from and against any and all claims, liens, damages, demands, causes of action, liabilities, lawsuits, judgments, losses, costs and expenses (including but not limited to attorneys' fees and expenses) (collectively, “Claims”) asserted against or incurred by Seller and arising out of the failure of Buyer to perform its obligations pursuant to this Paragraph 3.3; provided, further, that Seller shall have no obligation to indemnify Buyer for any costs or expenses incurred by Buyer in its performance of its obligations pursuant to this Paragraph 3.3. The provisions of this Paragraph 3.3 shall survive the Closing without limitation. 4. Escrow. 4.1 Opening of Escrow. For the purposes of this Agreement, the Escrow shall be deemed opened ("Opening of Escrow") on the date Escrow Holder receives an original or electronic copy of this Agreement fully executed by Buyer and Seller, which shall occur no later than within two (2) business days after this Agreement is executed and delivered by the parties. Escrow Holder shall promptly notify Buyer and Seller in writing of the Opening of Escrow. Buyer and Seller agree to execute, deliver and be bound by any reasonable or customary supplemental escrow instructions or other instruments reasonably required by Escrow Holder to consummate the transaction contemplated by this Agreement; provided, however, that no such instruments shall be inconsistent or in conflict with, amend or supersede any portion of this Agreement. If there is any conflict or inconsistency between the terms of such instruments and the terms of this Agreement, then the terms of this Agreement shall control. Pursuant to Section 6045(e) of the Internal Revenue Code of 1986, as amended, Escrow Holder shall be designated the "Reporting Person" hereunder and shall be solely responsible for complying with the Tax Reform Act of 1986, as amended, with regard to reporting all settlement information to the Internal Revenue Service. 4.2 Close of Escrow. The Closing shall occur on the Closing Date. For purposes of this Agreement, the "Close of Escrow" or the "Closing" shall be the date that the Deed (as defined below in Paragraph 9.1.1) is recorded in the Official Records of the County (the "Official Records") or, if earlier, the date that the Title Company (as defined below) is irrevocably committed to issue the Title Policy (as defined below). Unless changed in writing by Buyer and Seller, the Close of Escrow shall occur on the Closing Date. 5. Condition of Title. Title to the Property shall be conveyed to Buyer by the Deed subject to the following approved conditions of title (collectively, the "Approved Title Conditions"). 5.1 Taxes. A lien to secure payment of real estate taxes not yet due and payable and a lien for any assessments not delinquent. 5.2 Approved Matters. Matters affecting the Property created by or with the written consent of Buyer or any affiliates thereof. 5.3 Additional Matters. Exceptions that are disclosed by the Report (as defined below in Paragraph 7.1) or any updates thereto and that are approved or deemed approved by Buyer in accordance with the terms of Paragraph 7.1 and matters set forth in the Deed. 5.4 Survey Matters. All matters that would be revealed or disclosed in an accurate survey or inspection of the Property. 5.5 Tenants. Interests of tenants in possession under leases, if any (respectively, the “Tenants” and “Leases”). A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5 5376942.5 5.6 Laws. All laws, ordinances, rules, regulations and restrictions affecting the Property. 6. Buyer's Title Insurance. At the Close of Escrow, the Title Company shall issue to Buyer its standard Owner's Policy of Title Insurance ("Title Policy") in the amount of the Purchase Price showing title to the Property vested in Buyer and subject to the Approved Title Conditions. Buyer shall have the right, at its sole expense, to request and obtain an ALTA extended coverage policy of title insurance, provided that such additional coverage shall not be a condition precedent to, or otherwise excuse or delay any of, Buyer's obligations under this Agreement. Buyer shall have sole responsibility for obtaining, and bearing the cost of, any survey required by the Title Company or desired by Buyer. 7. Conditions Precedent to the Close of Escrow for the Benefit of Buyer. The Close of Escrow and Buyer's obligation to consummate the transaction contemplated by this Agreement are subject to the timely satisfaction or written waiver of the following conditions precedent for Buyer's benefit by the dates designated below: 7.1 Title. Buyer shall have approved the legal description of the Property and any matters of title disclosed by the following documents (collectively, the "Title Documents") prepared and delivered to Buyer by the Title Company: (a) a standard preliminary title report prepared and issued by the Title Company with respect to the Property (the "Report"); and (b) copies of all recorded documents referred to in the Report. Seller shall endeavor to deliver to Buyer the Title Documents within five (5) business days after the Execution Date. Buyer shall have until 5:00 p.m. Pacific time on the date which is seven (7) days prior to the Contingency Date to deliver to Seller written notice ("Buyer's Title Notice") of Buyer's disapproval or conditional approval of any matters shown in or disclosed by the Title Documents. Buyer's failure to timely deliver Buyer's Title Notice shall be deemed to constitute Buyer's approval of all matters of title. If Buyer timely delivers to Seller Buyer's Title Notice, then Seller shall have the right, but not the obligation, to indicate which matters, if any, identified in Buyer's Title Notice will be satisfied or cured (and the manner in which such matters will be satisfied or cured) by the Closing Date by delivering written notice thereof to Buyer ("Seller's Title Notice") within five (5) business days after Seller's receipt of Buyer's Title Notice. Seller's failure to deliver Seller's Title Notice shall be deemed to constitute Seller's election not to satisfy or cure any of the matters set forth in Buyer's Title Notice. Buyer shall have until the Contingency Date to either (y) deliver written notice to Seller approving Seller's Title Notice (or deemed notice), in which case Seller shall satisfy or cure, as applicable, the matters set forth in Seller's Title Notice in the manner set forth therein, if applicable, and the matters set forth in Buyer's Title Notice which are not addressed in Seller's Title Notice shall be deemed to constitute Approved Title Conditions, or (z) disapprove Seller's Title Notice (or deemed notice), in which case this Agreement shall terminate, Escrow Holder shall promptly refund the Deposit (less the Independent Consideration and any title and escrow cancellation charges) and neither party hereunder shall have any further obligations or liabilities under this Agreement, except as specifically set forth herein. If Seller in its sole discretion elects to cure any matters set forth in Buyer's Title Notice, Seller shall have until the Closing Date to do so, provided failure to do so shall in no way be deemed a default by Seller hereunder. If such cure cannot be accomplished within such time, and Buyer has not waived its objections by the Closing Date, this Agreement shall terminate, the Deposit shall be returned to Buyer and neither party shall have any further obligations under this Agreement except as specifically set forth in this Agreement. Buyer's failure to timely notify Seller in writing on or before 5:00 p.m. (Pacific time) on the Contingency Date of its disapproval of any matters set forth in Seller's Title Notice (or deemed notice) shall be deemed Buyer's election to waive its title objections. 7.2 Physical Inspections and Studies. Subject to Paragraph 14 below, Buyer shall have the right to approve or disapprove, in Buyer's sole discretion, the results of Buyer's inspections, investigations, tests and studies, including, without limitation, investigations with regard to zoning, building codes and other governmental regulations, architectural inspections, engineering tests, and soils, seismic A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 6 5376942.5 and geologic reports with respect to the land on which the Property is located, inspections of all or any portion of the Property (including, without limitation, structural, mechanical and electrical systems, roofs, pavement, landscaping and public utilities), and any other physical inspections and/or investigations (collectively, the "Tests") as Buyer may elect to make or obtain in accordance with the terms of this Agreement by delivering written notice thereof to Seller and Escrow Holder on or before 5:00 p.m. Pacific time on the Contingency Date. Buyer's timely notice of disapproval of any of the Tests shall constitute Buyer's election to terminate this Agreement. Buyer's failure to timely disapprove the results of the Tests shall be deemed to constitute Buyer's approval thereof and waiver of this condition. 7.3 Review and Approval of Materials. Prior to 5:00 p.m. Pacific time on Contingency Date, Buyer may, on at least one (1) business days' notice to Seller, review any documents (other than the Excluded Materials [as defined below]) relating to the physical or environmental condition of the Property, any leases for tenants occupying the Property, and service contracts for the Property, that are located at Seller's offices or at the offices of Seller's property manager for the Property (such documents available for Buyer's review that are located at the offices of Seller or at the offices of Seller's property manager, are collectively referred to as the "Materials"). Seller makes no representations or warranties of any kind whatsoever to Buyer as to the accuracy or completeness of the content of the Materials or any other information delivered to or made available to Buyer pursuant to this Agreement, and Seller shall not have any liability or responsibility to Buyer with respect to the accuracy or completeness of any of the Materials or other information or based upon or arising out of any use Buyer may make of the Materials or other information. Buyer shall have the right to approve or disapprove the Materials in Buyer's sole discretion by delivering written notice thereof to Seller on or before 5:00 p.m. Pacific time on the Contingency Date, and, if Buyer disapproves of any such Materials (or if Buyer otherwise determines that the Property is not suitable for Buyer, in Buyer’s sole discretion, for any reason or no reason), Buyer may terminate this Agreement by written notice to Seller and the Escrow Holder on or before 5:00 p.m. Pacific time on the Contingency Date. Buyer's failure to timely disapprove the Materials shall be deemed to constitute Buyer's approval thereof and waiver of this condition. For purposes of this Agreement, the term "Excluded Materials" shall mean any appraisals, internal reports, valuations, other offers or agreements relating to the acquisition or sale of the Property, economic evaluations of the Property, documents pertaining to Seller's entity, reports regarding the Property prepared by Seller or any affiliate of Seller for the internal use or for the information of the investors in Seller, and any other proprietary information not relating to the physical condition of the Property. Buyer acknowledges that it has no right to review any of the Excluded Materials. Further, within five (5) business day of the Opening of Escrow, Seller shall make available to Buyer via virtual data room or other electronic format the Materials listed on Schedule 7.3 attached to this Agreement and incorporated herein, but only to the extent that such Materials relate to the Property, do not constitute Excluded Materials, and are in the possession or control of Seller or its property manager. 7.4 Tenant Estoppel Certificates; Condo Association Estoppels. Following the Opening of Escrow and continuing until the Close of Escrow, Seller shall use commercially reasonable efforts to obtain for the benefit of Buyer and any lender of Buyer estoppel certificates from the existing Tenants of the Property ("Tenant Estoppel Certificates") prior to the Closing Date. The Tenant Estoppel Certificates shall be substantially in the form of Exhibit F or in such other form which a particular tenant is required to execute pursuant to its Lease. Seller shall also use commercially reasonable efforts to obtain for the benefit of Buyer and any lender of Buyer an estoppel certificate from the Condo Association (as defined in Schedule 7.3) certifying that the Declaration(s) (as defined in Schedule 7.3) are unmodified and in full force and effect, that there are no uncured events of default with respect to the Property under the Declarations, the amount of any current general assessments and planned special assessments with respect to the Property (if any), and that there are no amounts currently owing from Buyer to the Association (an “Association Estoppel Certificate”). Notwithstanding anything to the contrary contained in this Agreement, Seller shall not be in default of this Agreement for failing to obtain the Tenant Estoppel A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 7 5376942.5 Certificates or the Association Estoppel Certificates, and receipt of the Tenant Estoppel Certificates and/or the Association Estoppel Certificates shall in no event be a condition precedent to Close of Escrow. 7.5 Representations and Warranties. Subject to any Representation Matters (as defined in Paragraph 13.1) discovered by Buyer or Seller, all representations and warranties of Seller contained in Paragraph 13.1 of this Agreement shall be true and correct in all material respects as of the date made and as of the Close of Escrow with the same effect as if those representations and warranties were made at and as of the Close of Escrow. 7.6 Covenants. By the Closing Date, Seller shall not be in material default in the performance of any material covenant or agreement to be performed by Seller under this Agreement. The conditions set forth in this Paragraph 7 are solely for the benefit of Buyer and may be waived only by Buyer. Buyer shall at all times have the right to waive any condition. Nothing contained in this Agreement shall require Seller to bring any suit or other proceeding or to pay any substantial sum, to satisfy any of such conditions. If any of the conditions in this Paragraph 7 is not timely satisfied or waived by Buyer, Buyer shall deliver written notice to Escrow Holder and Seller on or before the applicable date relating to such condition and describing the condition that has not been satisfied or waived, and unless such failure is due to a material default by Seller in which case the provisions of Paragraph 15 of this Agreement shall apply, Buyer shall have the right by such notice to terminate this Agreement and the Escrow. If Buyer timely terminates this Agreement in accordance with the foregoing, the Deposit (less the Independent Consideration), or such portion thereof that has theretofore been deposited by Buyer with Escrow Holder (less one-half of any escrow and title cancellation fees and costs) shall either be refunded to Buyer or paid over to Seller as provided herein, all documents deposited into Escrow shall be returned to the party depositing such documents, and neither party shall have any further rights or obligations under this Agreement, except for those rights or obligations which expressly survive the termination of this Agreement. If Buyer does not timely deliver notice of such failed conditions, Buyer shall be deemed to have waived the same. Buyer hereby acknowledges and agrees that, notwithstanding the failure of any condition or the breach of any obligation of Seller under this Agreement, the occurrence of the Closing shall constitute conclusive evidence that Seller has fully performed all of its obligations under this Agreement or that Buyer has waived any claim it may have with respect to the same. 8. Conditions Precedent to the Close of Escrow for the Benefit of Seller. The Close of Escrow and Seller's obligations with respect to the transaction contemplated by this Agreement are subject to the timely satisfaction or written waiver of the following conditions precedent for Seller's benefit by the dates designated below: 8.1 Buyer's Deliveries. Buyer shall have delivered to Escrow Holder the funds and documents described in and pursuant to Paragraph 9.2. 8.2 Representations and Warranties. All representations and warranties of Buyer contained in Paragraph 13.2 of this Agreement shall be true and correct in all material respects as of the date made and as of the Close of Escrow with the same effect as if those representations and warranties were made at and as of the Close of Escrow. 8.3 Covenants. By the Closing Date, Buyer shall not be in material default in the performance of any material covenant or agreement to be performed by Buyer under this Agreement. The conditions set forth in this Paragraph 8 are solely for the benefit of Seller and may be waived only by Seller. Seller shall at all times have the right to waive any condition. Any such waiver or waivers shall be in writing and shall be delivered to Buyer and Escrow Holder. If any of the conditions in A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 8 5376942.5 this Paragraph 8 is not satisfied or has not been so waived by Seller prior to the scheduled Closing Date, Seller shall deliver written notice to Buyer describing the condition that has not been satisfied or waived, and if such condition remains unsatisfied as of the scheduled Closing Date, then, subject to the provisions of Paragraph 15 of this Agreement, if applicable, Seller shall have the right to terminate this Agreement and the Escrow by written notice to Buyer and Escrow Holder. If Seller terminates this Agreement in accordance with the foregoing, the Deposit shall be paid over to Seller, all documents deposited into Escrow shall be returned to the party depositing such documents, and neither party shall have any further rights or obligations under this Agreement, except for those rights or obligations which expressly survive the termination of this Agreement. 9. Deliveries to Escrow Holder. 9.1 Deliveries by Seller. At least one (1) business day prior to the Closing Date, Seller shall deposit or cause to be deposited with Escrow Holder the following documents and instruments: 9.1.1 Deed. Seller shall deliver to Escrow Holder a grant deed in the form attached as Exhibit B, duly executed by Seller and acknowledged ("Deed"). 9.1.2 FIRPTA. Seller shall deliver to Escrow Holder a Transferor's Certification of Non-Foreign Status in the form attached as Exhibit C, duly executed by Seller and a California Form RE-593 duly executed by Seller (collectively, "FIRPTA Certificate"). 9.1.3 Lease Assignment. If applicable, Seller shall deliver to Escrow Holder four (4) original counterparts of an Assignment and Assumption of Leases in the form attached hereto as Exhibit D ("Lease Assignment"), duly executed by Seller. 9.1.4 General Assignment. Seller shall deliver to Escrow Holder four (4) original counterparts of a General Assignment and Bill of Sale in the form attached hereto as Exhibit E ("General Assignment"), duly executed by Seller. 9.1.5 Estoppel Certificates. To the extent received by and in the possession of Seller, Seller shall deliver to Escrow Holder original executed Tenant Estoppel Certificates and Association Estoppel Certificates. 9.2 Deliveries by Buyer. At least one (1) business day prior to the Closing Date (except for funds pursuant to Paragraph 9.2.1, which shall be deposited no later than 11:00 a.m. Pacific time on the Closing Date), Buyer shall deposit or cause to be deposited with Escrow Holder the following: 9.2.1 Funds. Buyer shall deliver to Escrow Holder funds which are to be applied toward payment of the Purchase Price in the amounts and at the times designated above in Paragraph 3 (as adjusted by the Proration and Expense Schedule). 9.2.2 Lease Assignment. Buyer shall deliver to Escrow Holder four (4) original counterparts of the Lease Assignment duly executed by Buyer. 9.2.3 General Assignment. Buyer shall deliver to Escrow Holder four (4) original counterparts of the General Assignment duly executed by Buyer. 9.2.4 PCOR. Buyer shall deliver to Escrow Holder a duly executed Preliminary Change in Ownership Report, in a form approved by the Title Company and Seller. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 9 5376942.5 10. Costs and Expenses. If the transaction contemplated by this Agreement is consummated, then Seller shall bear the following costs and expenses: (A) one-half (1/2) of Escrow Holder's fees; (B) documentary transfer taxes payable in connection with the recording of the Deed; (C) the premium for a ALTA standard coverage owner's policy of title insurance in the amount of the Purchase Price; and (D) Seller's share of prorations. If the transaction contemplated by this Agreement is consummated, then Buyer shall bear the following costs and expenses: (W) all costs of the Title Policy in excess of the portion of the premium described in (C) above, including any cost attributable to ALTA extended coverage, if any, the cost of any survey and the cost of any endorsements to the Title Policy; (X) all document recording charges; (Y) one-half (1/2) of Escrow Holder's fees; and (Z) Buyer's share of prorations. If, as a result of no fault of Buyer or Seller, Escrow fails to close, Seller shall bear the cost of the Report (if any), Buyer and Seller shall share equally all of Escrow Holder's fees and charges (other than the Report); however, if the transaction fails to close as the result of the default of either party, then such defaulting party shall bear all Escrow Holder's fees and expenses. Buyer shall bear all costs associated with its due diligence inspections regarding the Property. Subject to the provisions of Paragraph 18 below, each party shall bear the cost of its own attorneys and consultants. All other costs and expenses shall be allocated between Buyer and Seller in accordance with the customary practice of the City and County for transactions of this type. 11. Prorations. 11.1 All revenues and expenses relating to the Property, including without limitation, real property taxes and assessments, utility charges and the like, shall be prorated on an accrual basis as of the Close of Escrow; provided, however, rentals (if any) shall be prorated on a cash received basis. Such proration shall be made as of 12:01 A.M. (Pacific time) on the Closing Date (the "Proration Time"). If any rents under any of the leases for space at the Property shall be accrued and unpaid at the Closing Date, the rents collected by Buyer on or after the Closing Date shall first be applied to rents due at the time of such collection on or after the Closing Date, with the balance payable to the Seller to the extent of rents delinquent as of the Closing Date; provided that Buyer shall use commercially reasonable diligent efforts to collect any delinquent rents, but shall not be required to institute any proceeding or incur any material out-of-pocket costs to collect any rents accrued and unpaid on the Closing Date. Seller shall not be entitled to bring any actions or proceedings against any Tenant(s) for such delinquencies. If the parties are unable to obtain final meter readings from all applicable meters as of the Close of Escrow, such expenses shall be reasonably estimated as of the Close of Escrow on the basis of the prior operating history of the Property. All monthly prorations shall be calculated on actual days of the applicable month and all annual prorations shall be calculated based on a 365-day year. Not less than five (5) business days prior to the Close of Escrow, Seller and Buyer shall agree upon a schedule of expenses and prorations ("Proration and Expense Schedule"). If any prorations, apportionments or computations made under this Paragraph 11 shall require final adjustment because the information is unavailable at the Proration Time, then the parties shall make the appropriate adjustments promptly when accurate information becomes available and either party hereto shall be entitled to an adjustment to correct the same. Such adjustments shall be made as soon as complete and accurate information becomes available, but in all events no later than 180 days after the Closing. Any corrected adjustment or proration shall be paid promptly in cash to the party entitled thereto. 11.2 Seller shall pay over to or credit Buyer at Closing (i) any cash security deposits (together with any interest accrued thereon which inures to the benefit of Tenant pursuant to the terms of the applicable Lease) held by Seller pursuant to any Leases of Tenants at the Property, if any, (ii) any unpaid or unaccrued tenant improvement allowance or free rent concession owing to any Tenant(s) under the Lease(s), if any, and (iii) any brokerage commissions owing in connection with the Leases as of the Close of Escrow, if any. Notwithstanding the foregoing, subject to Section 21.2 below, all tenant improvement costs and allowances and all brokerage commissions and finders fees shall be prorated with respect to all leases and lease modifications entered into between the Execution Date and the Closing Date (if any, each being a “New Lease”) based on the portion of the lease term that pertains to periods on or after the Closing, A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 10 5376942.5 with Seller only being responsible for such costs multiplied by a fraction, the numerator of which is the number of days prior to the Closing that Seller has received rent from such tenant under the new lease or lease modification and the denominator of which is the total number of days in such new lease term, and Buyer being solely responsible for the balance of such costs. 11.3 Notwithstanding Paragraph 11.1 to the contrary, Tenant(s) (if any) may be obligated to pay, as additional rent, certain pass-throughs of operating and similar expenses pursuant to the terms of the applicable Lease(s) (collectively, “Additional Rents”), if any. As to any Additional Rents that are based on estimates and that are subject to adjustment or reconciliation pursuant to such Leases after the Closing Date, prior to the Close of Escrow, Seller shall provide Buyer with a summary (the “Stub Period Amounts Reconciliation”) of the amounts of Additional Rent collected by Seller and the applicable costs and expenses expended by Seller for the period from January 1, 2024 through and including the last day of the month in which the Closing Date occurs (the “Stub Period Amounts”); it being understood that certain Stub Period Amounts, if not based on actual amounts (such as certain operating expenses for the month in which the Closing Date occurs), may be reasonably estimated by Seller. Any amount shown to be owed by Seller to the Tenants of the Property under the Stub Period Amounts Reconciliation shall be credited to Buyer at the Closing, and any amounts shown to be owed to Seller by Tenants of the Property under the Stub Period Amounts Reconciliation shall be credited to Seller at the Closing. The obligations of the parties under this Paragraph 11 shall survive the Close of Escrow for nine (9) months and shall not merge with the Deed. 12. Disbursements and Other Actions by Escrow Holder. Upon the Close of Escrow, Escrow Holder shall promptly undertake all of the following in the manner and order set forth. 12.1 Disburse Funds. Escrow Holder shall credit all matters addressed in Paragraphs 3 and 10 and prorate all matters addressed in Paragraph 11 based upon the Proration and Expense Schedule and disburse the balance of the Purchase Price to Seller promptly upon the Close of Escrow and remaining funds, if any, to Buyer. 12.2 Recording. Escrow Holder shall cause the Deed, and any other documents which the parties hereto may mutually direct, to be recorded in the Official Records and obtain conformed copies thereof for distribution to Buyer and Seller. 12.3 Documents to Seller. Escrow Holder shall disburse to Seller two (2) originals of the Lease Assignment, two (2) originals of the General Assignment and one (1) conformed copy of the Deed. 12.4 Documents to Buyer. Escrow Holder shall deliver to Buyer the original FIRPTA Certificate executed by Seller, two (2) originals of the Lease Assignment, two (2) originals of the General Assignment, originals of any Tenant Estoppel Certificates, and one (1) conformed copy of the Deed. 12.5 Title Company. Escrow Holder shall direct the Title Company to issue the Title Policy to Buyer. 13. Representations and Warranties. 13.1 Seller's Representations and Warranties. In consideration of Buyer entering into this Agreement and as an inducement to Buyer to buy the Property, Seller makes the following representations and warranties, each of which is material and is being relied upon by Buyer (and the truth and accuracy of which shall constitute a condition precedent to Buyer's obligations hereunder). The phrase A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 11 5376942.5 "to Seller's knowledge" used herein, shall mean the actual, then current knowledge of Matthew Schreiber without any undertaking or duty to undertake any independent investigation or inquiry and shall not include any facts that are known or that become known to Buyer or Buyer's agents, employees, contractors, attorneys or representatives. In no event shall Matthew Schreiber have any personal liability under this Agreement. 13.1.1 Formation, Existence, Power. Seller is duly formed and in existence in the jurisdiction of its formation and is qualified to do business in the jurisdiction in which the Property is located; Seller has the legal power, right and authority to enter into this Agreement and the instruments referenced herein, and to consummate the transaction contemplated by this Agreement. 13.1.2 Requisite Action. All requisite action (corporate, trust, partnership or otherwise) has been taken by Seller in connection with entering into this Agreement, the instruments referenced herein, and the consummation of the transaction contemplated by this Agreement. No consent of any partner, shareholder, trustee, trustor, beneficiary, creditor, investor, judicial or administrative body, governmental authority or other party is required for Seller to consummate the transaction contemplated by this Agreement. 13.1.3 Individual Authority. The individuals executing this Agreement and the instruments referenced herein on behalf of Seller and the partners of Seller, if any, have the legal power, right, and actual authority to bind Seller to the terms and conditions hereof and thereof. 13.1.4 No Conflict. Neither the execution and delivery of this Agreement and the documents and instruments referenced herein, nor the occurrence of the obligations set forth herein, nor the consummation of the transaction contemplated herein, nor compliance with the terms of this Agreement and the documents and instruments referenced herein conflict with or result in the material breach of any terms, conditions or provisions of, or constitute a default under, any bond, note, or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan, partnership agreement, lease or other agreement or instrument to which Seller is a party or affecting the Property. 13.1.5 Bankruptcy. Seller has not (a) commenced a voluntary case, or had entered against it a petition, for relief under any federal bankruptcy act or any similar petition, order or decree under any federal or state law or statute relative to bankruptcy, insolvency or other relief for debtors, (b) caused, suffered or consented to the appointment of a receiver, trustee, administrator, conservator, liquidator, or similar official in any federal, state, or foreign judicial or non-judicial proceeding, to hold, administer and/or liquidate all or substantially all of its assets, or (c) made an assignment for the benefit of creditors. 13.1.6 Leases; Rent Roll. To Seller’s knowledge, Seller has delivered to Buyer true and complete copies of all Leases (including any amendments or modifications thereto), if any, and there are no Leases or tenants or other persons or entities with rights to the Property, except for Lease(s) that have been delivered to Buyer in accordance with Paragraph 7.3 above. The Rent Roll delivered to Buyer pursuant to Paragraph 7.3 above is accurate with respect to each Lease. Except as disclosed in the Rent Roll, there are no unaccrued free rent periods or tenant improvement allowances or other cash concessions owing to any Tenant. Seller has not received any notice of any uncured event of default under a Lease, and no commissions are owing with respect to any existing Lease (excluding any New Leases), except for commission that will be paid by Seller as of the Close of Escrow, if any. 13.1.7 Violations. No written notice has been served on or delivered to Seller from any entity, governmental body or individual claiming any violation of any statutes and laws by Seller which violation remains uncured. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 12 5376942.5 13.1.8 Litigation; Condemnation. Seller has not received written notice that there are pending or threatened condemnation, eminent domain, litigation or similar proceedings involving all or any portion of the Property. The representations and warranties of Seller set forth in this Paragraph 13.1 shall survive the Close of Escrow for a period of six (6) months, but not thereafter, it being the intention of the parties that all suits or actions for breach of any such representations and warranties must be commenced, if at all, within said six (6) months of the Close of Escrow or they shall be forever barred. Notwithstanding the foregoing, if, prior to the Closing Date, Buyer or Seller should learn, discover or become aware of any existing or new item, fact or circumstance which renders a representation or warranty of Seller set forth herein incorrect or untrue in any material respect (collectively, the "Representation Matter"), then the party who has learned, discovered or become aware of such Representation Matter shall promptly give written notice thereof to the other party and Seller's representations and warranties shall be automatically limited to account for the Representation Matter. If, prior to the Closing Date, Buyer discovers or is notified of a Representation Matter that has a material, adverse impact on the value of the Property, then, subject to Paragraph 15.2 (if applicable), Buyer shall have the right, as its sole remedy to terminate this Agreement and obtain a refund of the Deposit (less the Independent Consideration) by providing written notice thereof to Seller no later than five (5) business days after Buyer learns or is notified of such Representation Matter; provided, however, Buyer shall have no right to terminate this Agreement for any Representation Matter arising from a change in circumstances that is either (a) outside of the control of Seller or (b) otherwise permitted under this Agreement. Upon such termination, neither party hereunder shall have any further obligations or liabilities under this Agreement except as specifically set forth herein. If Buyer does not timely terminate this Agreement, then Seller's representations and warranties shall be automatically limited to account for the Representation Matter, Buyer shall be deemed to have waived Buyer's right to pursue any remedy for breach of the representation or warranty made untrue on account of such Representation Matter, and the parties shall proceed to the Close of Escrow. 13.2 Buyer's Representations and Warranties. In consideration of Seller entering into this Agreement and as an inducement to Seller to sell the Property, Buyer makes the following representations and warranties, each of which is material and is being relied upon by Seller (and the truth and accuracy of which shall constitute a condition precedent to Seller's obligations hereunder). 13.2.1 Power. Buyer has the legal power, right and authority to enter into this Agreement and the instruments referenced herein, and to consummate the transaction contemplated by this Agreement. 13.2.2 Requisite Action. All requisite action (corporate, trust, partnership or otherwise) has been taken by Buyer in connection with entering into this Agreement and the instruments referenced herein; and, by the Close of Escrow all such necessary action will have been taken to authorize the consummation of the transaction contemplated by this Agreement. By the Close of Escrow no additional consent of any partner, shareholder, trustee, trustor, beneficiary, creditor, investor, judicial or administrative body, governmental authority or other party shall be required for Buyer to consummate the transaction contemplated by this Agreement. 13.2.3 Individual Authority. The individuals executing this Agreement and the instruments referenced herein on behalf of Buyer have the legal power, right, and actual authority to bind Buyer to the terms and conditions hereof and thereof. 13.2.4 No Conflict. Neither the execution and delivery of this Agreement and the documents and instruments referenced herein, nor the occurrence of the obligations set forth herein, nor the consummation of the transaction contemplated herein, nor compliance with the terms of this Agreement A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 13 5376942.5 and the documents and instruments referenced herein conflict with or result in the material breach of any terms, conditions or provisions of, or constitute a default under, any bond, note, or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan, partnership agreement, lease or other agreement or instrument to which Buyer is a party. 13.2.5 Bankruptcy. Buyer has not (a) commenced a voluntary case, or had entered against it a petition, for relief under any federal bankruptcy act or any similar petition, order or decree under any federal or state law or statute relative to bankruptcy, insolvency or other relief for debtors, (b) caused, suffered or consented to the appointment of a receiver, trustee, administrator, conservator, liquidator, or similar official in any federal, state, or foreign judicial or non-judicial proceeding, to hold, administer and/or liquidate all or substantially all of its assets, or (c) made an assignment for the benefit of creditors. 13.2.6 Prohibited Persons and Transactions. Neither Buyer nor any of its affiliates, nor any of their respective members, and none of their respective officers or directors is, nor prior to Closing or the earlier termination of this Agreement, will they become, a person or entity with whom U.S. persons or entities are restricted from doing business under regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury (including those named on OFAC’s Specially Designated Blocked Persons List) or under any U.S. statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism) or other governmental action and is not and prior to Closing or the earlier termination of this Agreement will not engage in any dealings or transactions with or be otherwise associated with such persons or entities. 13.3 As-Is/Release. AS A MATERIAL INDUCEMENT TO THE EXECUTION AND DELIVERY OF THIS AGREEMENT BY SELLER AND THE PERFORMANCE BY SELLER OF ITS DUTIES AND OBLIGATIONS HEREUNDER, BUYER DOES HEREBY ACKNOWLEDGE, REPRESENT, WARRANT AND AGREE, TO AND WITH THE SELLER, THAT, (A) EXCEPT AS EXPRESSLY SET FORTH IN PARAGRAPH 13.1 AND FOR THE DURATION THEREOF, BUYER IS PURCHASING THE PROPERTY IN AN "AS-IS" AND “WHERE IS” CONDITION, WITH ALL FAULTS, AS OF THE DATE OF THE CLOSE OF ESCROW WITH RESPECT TO ANY FACTS, CIRCUMSTANCES, CONDITIONS AND DEFECTS; (B) SELLER HAS NO OBLIGATION TO REPAIR OR CORRECT ANY SUCH FACTS, CIRCUMSTANCES, CONDITIONS OR DEFECTS OR COMPENSATE BUYER FOR SAME; (C) BY THE CLOSE OF ESCROW, BUYER SHALL HAVE UNDERTAKEN ALL SUCH PHYSICAL INSPECTIONS AND EXAMINATIONS OF THE PROPERTY AS BUYER DEEMS NECESSARY OR APPROPRIATE UNDER THE CIRCUMSTANCES, AND THAT BASED UPON SAME, BUYER IS AND WILL BE RELYING STRICTLY AND SOLELY UPON SUCH INSPECTIONS AND EXAMINATIONS AND THE ADVICE AND COUNSEL OF ITS AGENTS AND OFFICERS (AND NOT UPON ANY REPRESENTATIONS OR WARRANTIES OF SELLER), AND BUYER IS AND WILL BE FULLY SATISFIED THAT THE PURCHASE PRICE IS FAIR AND ADEQUATE CONSIDERATION FOR THE PROPERTY; (D) EXCEPT AS EXPRESSLY SET FORTH IN PARAGRAPH 13.1 AND FOR THE DURATION THEREOF, SELLER IS NOT MAKING AND HAS NOT MADE ANY WARRANTY OR REPRESENTATION WITH RESPECT TO ALL OR ANY PART OF THE PROPERTY (INCLUDING, BUT NOT LIMITED TO, ANY MATTERS CONTAINED IN DOCUMENTS MADE AVAILABLE OR DELIVERED TO BUYER IN CONNECTION WITH THIS AGREEMENT), AND ANY WARRANTY OR REPRESENTATION MADE IN PARAGRAPH 13.1 HAS NOT BEEN MADE AS AN INDUCEMENT TO BUYER TO ENTER INTO THIS ESCROW AND THEREAFTER TO PURCHASE THE PROPERTY OR FOR ANY OTHER PURPOSE; (E) IN FURTHERANCE OF, AND NOT IN LIMITATION OF, THE FOREGOING, SELLER HAS AND HEREBY SPECIFICALLY DISCLAIMS, AND NEITHER IT NOR ANY OTHER PERSON IS MAKING, ANY REPRESENTATION, A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 14 5376942.5 WARRANTY, ASSURANCE , PROMISE, COVENANT, AGREEMENT OR GUARANTY WHATSOEVER TO BUYER AND NO WARRANTIES, REPRESENTATIONS, ASSURANCES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTEES OF ANY KIND OR CHARACTER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, ARE MADE BY SELLER OR RELIED UPON BY BUYER WITH RESPECT TO THE PROPERTY (OR ANY PORTION THEREOF), THE STATUS OF TITLE TO OR THE MAINTENANCE, REPAIR, CONDITION, DESIGN, LEASING OR MARKETABILITY OF THE PROPERTY, OR ANY PORTION THEREOF; (F) THE FOREGOING DISCLAIMERS OF REPRESENTATIONS, WARRANTIES, ASSURANCES, PROMISES, COVENANTS, AGREEMENTS AND GUARANTEES INCLUDE, BUT ARE NOT LIMITED TO, DISCLAIMERS IN CONNECTION WITH, AND/OR WITH RESPECT TO, THE FOLLOWING MATTERS (ALL OF WHICH ARE HEREBY SPECIFICALLY DISCLAIMED BY SELLER, AND ALL OF WHICH BUYER HEREBY ACKNOWLEDGES IT IS NOT RELYING UPON): (I) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY OR MARKETABILITY, (II) ANY IMPLIED OR EXPRESS WARRANTY OF HABITABILITY OR FITNESS FOR A PARTICULAR PURPOSE, (III) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, (IV) ANY RIGHTS OF BUYER UNDER APPROPRIATE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION, (V) ANY CLAIM BY BUYER FOR DAMAGES BECAUSE OF DEFECTS, WHETHER KNOWN OR UNKNOWN, NOW OR HEREAFTER EXISTING, WITH RESPECT TO THE PROPERTY OR THE PERSONAL PROPERTY RELATING TO THE PROPERTY, (VI) THE FINANCIAL CONDITION OR PROSPECTS OF THE PROPERTY AND, (VII) LEASES OR OCCUPANCY AGREEMENTS WITH RESPECT TO THE PROPERTY OR THE ABILITY TO LEASE THE PROPERTY OR ANY PORTION THEREOF, (VIII) THE COMPLIANCE OR LACK THEREOF OF THE PROPERTY OR ANY PORTION THEREOF (OR THE OPERATION THEREOF) WITH GOVERNMENTAL OR QUASI-GOVERNMENTAL LAWS, RULES, ORDINANCES OR REGULATIONS (INCLUDING, WITHOUT LIMITATION, ANY ZONING LAWS, ORDINANCES OR REQUIREMENTS), (IX) THE NATURE, QUALITY OR PHYSICAL CONDITION OF THE PROPERTY, (X) THE CONSTRUCTION OF THE PROPERTY OR WHETHER THERE EXISTS ANY CONSTRUCTION DEFECTS THEREIN, (XI) THE WATER, SOIL AND GEOLOGY OF THE PROPERTY OR RELATING THERETO, (XII) THE INCOME TO BE DERIVED FROM THE PROPERTY, (XIII) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH BUYER MAY CONDUCT THEREON, (XIV) THE COMPLIANCE OF OR BY THE PROPERTY (OR THE OPERATION THEREOF) WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY OTHER BODY HAVING JURISDICTION THEREOVER, (XV) THE STATUS OR CONDITION OF ENTITLEMENTS PERTAINING TO THE PROPERTY, (XVI) ANY MATTER REGARDING TERMITES OR WASTES, AS DEFINED BY THE U.S. ENVIRONMENTAL PROTECTION AGENCY REGULATIONS AT 40 C.F.R., (XV) ANY MATTERS RELATING TO HAZARDOUS MATERIALS, HAZARDOUS SUBSTANCES OR ENVIRONMENTAL LAWS, RULES, REGULATIONS OR REQUIREMENTS, AND (XVI) THE ADEQUACY OF PARKING IN CONNECTION WITH THE PROPERTY, AND (G) BY REASON OF ALL OF THE FOREGOING, BUYER SHALL ASSUME THE FULL RISK OF ANY LOSS OR DAMAGE OCCASIONED BY ANY FACT, CIRCUMSTANCE, CONDITION OR DEFECT PERTAINING TO THE PROPERTY, INCLUDING WITHOUT LIMITATION THE PRESENCE OF ANY ASBESTOS CONTAINING MATERIAL, HAZARDOUS, TOXIC OR RADIOACTIVE WASTE, SUBSTANCE OR MATERIALS IN, ON, UNDER OR ABOUT THE PROPERTY, AND BUYER HEREBY EXPRESSLY AND UNCONDITIONALLY WAIVES AND RELEASES SELLER AND ALL OF ITS PARENTS, SUBSIDIARIES, AFFILIATES AND PARTNERSHIPS, OFFICERS, DIRECTORS, PROPERTY MANAGERS, ASSET MANAGERS, MANAGERS, SHAREHOLDERS, PARTNERS, MEMBERS, REPRESENTATIVES, AGENTS AND EMPLOYEES, AND THEIR RESPECTIVE SUCCESSORS, HEIRS AND ASSIGNS AND EACH OF THEM (INDIVIDUALLY AND COLLECTIVELY, THE "RELEASED PARTIES") FROM ANY AND ALL RIGHTS AND CLAIMS AGAINST SELLER AND/OR THE RELEASED PARTIES WITH RESPECT TO THE PROPERTY OR MATTERS A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 15 5376942.5 RELATING TO THE PROPERTY (INCLUDING WITHOUT LIMITATION (I) THE CONDITION, VALUATION, MARKETABILITY OR UTILITY OF THE PROPERTY, (II) IN CONNECTION WITH ANY LEASES OR OCCUPANCY AGREEMENTS RELATING TO THE PROPERTY, (III) ANY RIGHTS OF BUYER UNDER THE STATE OR FEDERAL COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT, AS AMENDED FROM TIME TO TIME, ANY OTHER ENVIRONMENTAL OR HAZARDOUS MATERIAL LAWS OR OTHER SIMILAR LAWS, (IV) IN CONNECTION WITH LATENT, PATENT, ALLEGED OR ACTUAL DESIGN OR CONSTRUCTION DEFICIENCIES OR DEFECTS (WHETHER RESULTING FROM ANY ACTS OR OMISSIONS OF SELLER, ANY SELLER PARTY, ANY PRIOR OWNER OF ALL OR ANY PORTION OF THE PROPERTY, OR ANY OTHER PARTY), AND (VI) ANY OTHER MATTERS REFERENCED IN THIS PARAGRAPH 13.3). BUYER ACKNOWLEDGES AND AGREES THAT THE FOREGOING WAIVER AND RELEASE INCLUDES ALL RIGHTS AND CLAIMS OF BUYER (AND ANY PERSON OR ENTITY CLAIMING BY, OR THROUGH, BUYER) AGAINST SELLER AND/OR ANY OTHER RELEASED PARTIES PERTAINING TO THE PROPERTY, WHETHER HERETOFORE OR NOW EXISTING OR HEREAFTER ARISING, OR WHICH COULD, MIGHT, OR MAY BE CLAIMED TO EXIST, OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, LIQUIDATED OR UNLIQUIDATED, EACH AS THOUGH FULLY SET FORTH HEREIN AT LENGTH, WHICH IN ANY WAY ARISE OUT OF, OR ARE CONNECTED WITH, OR RELATE TO, THE PROPERTY. THIS RELEASE INCLUDES CLAIMS OF WHICH BUYER IS PRESENTLY UNAWARE OF WHICH BUYER DOES NOT PRESENTLY SUSPECT TO EXIST WHICH, IF KNOWN BY BUYER, WOULD MATERIALLY AFFECT BUYER'S RELEASE TO SELLER AND/OR THE OTHER RELEASED PARTIES. IN CONNECTION AND TO THE EXTENT PERMITTED BY LAW, BUYER HEREBY AGREES, REPRESENTS AND WARRANTS THAT BUYER REALIZES AND ACKNOWLEDGES THAT FACTUAL MATTERS NOW UNKNOWN TO IT MAY HAVE GIVEN OR MAY HEREAFTER GIVE RISE TO CAUSES OF ACTION, CLAIMS, DEMANDS, DEBTS, CONTROVERSIES, DAMAGES, COSTS, LOSSES AND EXPENSES WHICH ARE PRESENTLY UNKNOWN, UNANTICIPATED AND UNSUSPECTED, AND BUYER FURTHER AGREES, REPRESENTS AND WARRANTS THAT THE WAIVERS AND RELEASES HEREIN HAVE BEEN NEGOTIATED AND AGREED UPON IN LIGHT OF THAT REALIZATION AND THAT BUYER NEVERTHELESS HEREBY INTENDS TO RELEASE, DISCHARGE AND ACQUIT SELLER AND THE OTHER RELEASED PARTIES FROM ANY SUCH UNKNOWN CAUSES OF ACTION, CLAIMS, DEMANDS, DEBTS, CONTROVERSIES, DAMAGES, COSTS, LOSSES AND EXPENSES. THE FOREGOING WAIVERS AND RELEASES BY BUYER SHALL SURVIVE (A) THE CLOSING AND THE RECORDATION OF THE DEED, AND SHALL NOT BE DEEMED MERGED INTO THE DEED UPON ITS RECORDATION, AND/OR (B) ANY TERMINATION OF THIS AGREEMENT. NOTWITHSTANDING ANY OF THE FOREGOING TO THE CONTRARY, BUYER HAS NOT RELEASED SELLER FOR ANY ACTUAL FRAUD COMMITTED BY SELLER AND UNKNOWN TO BUYER AS OF THE CLOSE OF ESCROW. BUYER EXPRESSLY WAIVES THE BENEFITS OF SECTION 1542 OF THE CALIFORNIA CIVIL CODE, WHICH PROVIDES AS FOLLOWS: "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, AND THAT, IF KNOWN BY HIM OR HER WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY." BUYER'S INITIALS A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 16 5376942.5 14. Access. Provided that Buyer is not in default of its obligations under this Agreement, then from and after the Opening of Escrow through the earlier of the termination of this Agreement or the Closing Date, Buyer, its agents, consultants, contractors and subcontractors shall have the right, at reasonable times upon at least 48 hours prior written notice to Seller, subject to the rights of all tenants and occupants of the Property, and provided that Buyer has coordinated with Seller so as to afford Seller a reasonable opportunity to have a representative present at all such times, to enter upon the Property to conduct or make any and all non-intrusive and non-invasive inspections and Tests as may be necessary or desirable, subject to the limitations set forth below in this Paragraph 14. The scope of any analysis which requires physical sampling or any other invasive or intrusive testing of all or any part of the Property shall be subject to: (a) the prior written approval of Seller, which Seller may withhold or condition in its sole discretion, (b) Seller's receipt of written evidence that Buyer has procured the insurance required pursuant to this Paragraph 14, and (c) the requirement that Buyer dispose of all such test samples in accordance with applicable law and at no cost or liability to Seller. Nothing herein shall authorize any subsurface testing or drilling on the Property by Buyer or its environmental consultant unless specifically approved in writing by Seller, which Seller may condition or deny in its sole discretion. Buyer shall obtain or cause its consultants to obtain (and provide evidence to Seller), at Buyer's sole cost and expense, prior to commencement of any investigative activities on the Property, a policy of commercial general liability insurance covering any and all liability of Buyer and Seller with respect to or arising out of any investigative activities. Such policy of insurance shall be from an insurance company acceptable to Seller and name Seller as an additional insured and shall be kept and maintained in force during the term of this Agreement and so long thereafter as necessary to cover any claims of damages suffered by persons or property resulting from any acts or omissions of Buyer, Buyer's employees, agents, contractors, suppliers, consultants or other related parties. Such policy of insurance shall have liability limits of not less than Two Million Dollars ($2,000,000.00) combined single limit per occurrence for bodily injury, personal injury and property damage liability. If this Agreement is terminated prior to the Close of Escrow, Buyer hereby agrees to provide to Seller, within ten (10) days following such termination, a true and complete copy of all tests, reports, studies and the like generated by such vendor in connection with Buyer's inspection of the Property, to the extent in Buyer’s possession or control. Buyer shall keep all documents and information received from Seller and/or its agents and the results of all of its inspections, studies, investigations, analysis, reports and the like confidential except as required by law and except for disclosures made to Buyer's agents, consultants and employees. Buyer hereby indemnifies, defends and holds the Property, Seller and their respective officers, directors, shareholders, members, participants, affiliates, employers, representatives, invitees, agents and contractors free and harmless from and against any and all claims, costs, losses, liabilities, damages or expenses arising out of or resulting from such entry by Buyer, its agents, consultants, contractors and subcontractors or Buyer's breach of its obligations under this Paragraph 14. Additionally, Buyer shall immediately, at its sole cost and expense, repair any and all damage arising out of or resulting from such entry and any acts or omissions by Buyer, its agents, employees, consultants, contractors and subcontractors. Furthermore, Buyer hereby agrees not to contact any tenants or other occupants of the Property nor any governmental agencies with respect to the Property without Seller's prior written consent, which Seller may withhold or condition in its reasonable discretion (including, without limitation, requiring that a Seller representative be present). Buyer shall keep the Property free and clear of any mechanics' liens or materialmen's liens related to Buyer's inspection and the other activities contemplated in this Paragraph 14. All of Buyer's obligations set forth in this Paragraph 14 shall survive the Close of Escrow and shall not be merged with the Deed, and shall survive the termination of this Agreement and Escrow prior to the Close of Escrow, and shall not be limited by any provision of this Agreement. 15. Default. 15.1 BUYER'S DEFAULT. IF BUYER FAILS TO COMPLETE THE PURCHASE OF THE PROPERTY AS PROVIDED IN THIS AGREEMENT BY REASON OF ANY A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 17 5376942.5 DEFAULT OF BUYER, SELLER'S SOLE REMEDY (EXCEPT AS PROVIDED BELOW) SHALL BE TO TERMINATE THIS AGREEMENT AND RECEIVE THE DEPOSIT AS LIQUIDATED DAMAGES AND SELLER SHALL BE RELEASED FROM ITS OBLIGATION TO SELL THE PROPERTY TO BUYER. BUYER AND SELLER AGREE THAT IT WOULD BE IMPRACTICAL AND EXTREMELY DIFFICULT TO ESTIMATE THE DAMAGES WHICH SELLER MAY SUFFER IN THE EVENT BUYER DEFAULTS HEREUNDER AND FAILS TO COMPLETE THE PURCHASE OF THE PROPERTY AS HEREIN PROVIDED. BUYER AND SELLER THEREFORE AGREE THAT A REASONABLE PRESENT ESTIMATE OF THE NET DETRIMENT THAT SELLER WOULD SUFFER IN THE EVENT OF BUYER'S DEFAULT OR BREACH HEREUNDER IS AN AMOUNT OF MONEY EQUAL TO THE DEPOSIT WHICH SHALL BE THE FULL, AGREED AND LIQUIDATED DAMAGES. THE PARTIES ACKNOWLEDGE THAT THE PAYMENT OF SUCH LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF CALIFORNIA CIVIL CODE SECTIONS 3275 OR 3369, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER PURSUANT TO CALIFORNIA CIVIL CODE SECTIONS 1671, 1676 AND 1677. THE FOREGOING SHALL NOT LIMIT SELLER'S REMEDIES WITH RESPECT TO BUYER'S OBLIGATIONS (INCLUDING, WITHOUT LIMITATION, ITS INDEMNIFICATION OBLIGATIONS) UNDER PARAGRAPHS 14 AND 17 OF THIS AGREEMENT AND THE ATTORNEYS' FEES PROVISION SET FORTH IN PARAGRAPH 18 BELOW. SELLER'S INITIALS BUYER'S INITIALS 15.2 SELLER'S DEFAULT. IF SELLER DEFAULTS UNDER THIS AGREEMENT AND FAILS TO COMPLETE THE PURCHASE AS PROVIDED HEREIN, THEN BUYER SHALL BE ENTITLED, AS ITS SOLE AND EXCLUSIVE REMEDY, WHETHER AT LAW OR IN EQUITY, EITHER (A) TO TERMINATE THIS AGREEMENT AND RECOVER ITS DEPOSIT OR (B) IN LIEU OF TERMINATING THE AGREEMENT AND RECOVERING ITS DEPOSIT, BUYER SHALL BE ENTITLED TO PURSUE SPECIFIC PERFORMANCE OF THE CONVEYANCE OF THE PROPERTY WITHOUT RIGHT TO ANY DAMAGES OR OTHER EQUITABLE RELIEF WHATSOEVER, BUT ONLY IF BUYER DEPOSITS WITH ESCROW HOLDER ON OR BEFORE THE SCHEDULED CLOSING DATE, THE CASH BALANCE OF THE PURCHASE PRICE, TOGETHER WITH ALL CLOSING DOCUMENTS REQUIRED HEREUNDER FROM BUYER, AND BUYER FILES SUCH SPECIFIC PERFORMANCE ACTION WITHIN TEN (10) DAYS FOLLOWING THE SCHEDULED CLOSING DATE AND DILIGENTLY PROSECUTES SUCH ACTION TO COMPLETION. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, BUYER SHALL NOT BE ENTITLED TO RECORD A LIEN OR LIS PENDENS AGAINST THE PROPERTY AND BUYER HEREBY WAIVES ANY SUCH RIGHT. NOTWITHSTANDING THE FOREGOING TO THE CONTRARY, IF SELLER IS IN MATERIAL DEFAULT UNDER THIS AGREEMENT, AND BUYER TERMINATES THIS AGREEMENT IN ACCORDANCE WITH SUBPART (A) OF THIS PARAGRAPH ABOVE AS A RESULT OF SUCH MATERIAL DEFAULT, SELLER SHALL ALSO REIMBURSE BUYER FOR ITS REASONABLE, THIRD-PARTY, OUT OF POCKET COSTS AND EXPENSES INCURRED TO NEGOTIATE THIS AGREEMENT AND PURSUE ACQUISITION OF THE PROPERTY AS CONTEMPLATED HEREBY, NOT TO EXCEED $50,000.00. SELLER'S INITIALS BUYER'S INITIALS A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 18 5376942.5 16. Notices. Any notice, demand, consent, approval, request, or other communication or document to be provided hereunder to a party hereto shall be in writing and shall be given to such party at its address set forth above or such other address such party may hereafter specify for that purpose by notice to the other party. Each such notice, request, or communication shall, for all purposes, be deemed given and received (a) if given by email, when such email (inclusive of a pdf attachment containing the substantive content of the notice) is transmitted to the email address specified above during normal business hours (i.e. 8:00 a.m. to 5:00 p.m.) and such notice is also sent via overnight delivery service for the next business day’s delivery, (b) if hand delivered against receipted copy, when the copy thereof is receipted, (c) if given by a recognized overnight delivery service, the day on which such notice, request, or other communication is actually received, or (d) or if given by certified mail, return receipt requested, postage prepaid, two (2) days after it is posted with the United States Postal Service, to the addresses specified in the Basic Provisions. Notices to Seller shall be directed to Seller and Seller's Counsel and notices to Buyer shall be directed to Buyer and Buyer's Counsel. Notice of change of address shall be given by written notice in the manner detailed in this Paragraph 16. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to constitute receipt of the notice, demand, request or communication sent 17. Brokers. Upon the Close of Escrow (but not otherwise), Seller shall pay a real estate brokerage commission to Broker with respect to this transaction in accordance with Seller's separate written agreement. Each party hereto agrees to indemnify and hold harmless the other party from and against any and all losses, liens, claims, judgments, liabilities, costs, expenses or damages (including reasonable attorneys' fees and court costs) of any kind or character arising out of or resulting from any agreement, arrangement or understanding (except as set forth above with respect to Broker) alleged to have been made by such party or on its behalf with any broker or finder in connection with this Agreement or transaction contemplated under this Agreement. The foregoing indemnity shall survive the Close of Escrow or the earlier termination of this Agreement and shall not be limited by any provision of this Agreement. 18. Legal Fees. If either Buyer or Seller brings any action, arbitration or suit against the other for any matter relating to or arising out of this Agreement, then the prevailing party in such action or dispute, whether by final judgment or settlement, shall be entitled to recover from the other party all costs and expenses of suit, including actual attorneys' fees. Any judgment or order entered in any final judgment shall contain a specific provision providing for the recovery of all costs and expenses of suit, including actual attorneys' fees incurred in enforcing, perfecting and executing such judgment. For the purposes of this paragraph, such costs shall include, without limitation, in-house or outside attorneys' fees, costs and expenses incurred in the following: (a) postjudgment motions; (b) contempt proceedings; (c) garnishment, levy, and debtor and third party examination; (d) discovery; and (e) bankruptcy litigation. 19. Assignment. Buyer may not assign, transfer or convey its rights or obligations under this Agreement at any time without the prior written consent of Seller, which Seller may withhold in its sole and absolute discretion; provided, however, Buyer may assign this Agreement to a Buyer Affiliate (as defined below) without the requirement of obtaining Seller's prior written consent (but nevertheless requiring at least five (5) business days prior written notice) and satisfy the requirements set forth below. The term "Buyer Affiliate" shall mean any entity of which Buyer or manager of Buyer is the managing member or managing partner or manager and owns or controls such entity. Notwithstanding the foregoing, no assignment by Buyer (whether to a Buyer Affiliate or otherwise) shall release Buyer from any of its obligations hereunder, and any assignment by Buyer (even to a Buyer Affiliate) shall require the full assumption by the assignee (on a joint and several basis) of all of Buyer's obligations hereunder, and the assignment and assumption agreement must be delivered to Seller at least five (5) business days prior to the Closing. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 19 5376942.5 20. Damage or Destruction, Condemnation, Insurance. 20.1 Condemnation. If at any time prior to the Closing Date any "material" portion of the Property is condemned or taken by eminent domain proceedings by any public authority, then at Buyer's option, to be exercised within ten (10) days after receipt of notice of such taking, this Agreement shall terminate, and the Deposit (less the Independent Consideration) shall be promptly returned to Buyer, and except as expressly set forth herein, neither party shall have any further liability or obligation to the other hereunder. As used in this Paragraph 20.1, the term "material" shall mean a taking which materially and adversely affects the value or operations of the Property and adversely affects the value of the Property by more than ten percent (10%) of the Purchase Price. Seller shall give Buyer written notice of any taking promptly after Seller obtains knowledge thereof. If less than a material portion of the Property is condemned or taken by eminent domain proceedings or if Buyer does not timely notify Seller in writing of its election to terminate this Agreement, Buyer shall be deemed to have elected not to terminate this Agreement. If Buyer elects or is deemed to have elected not to terminate this Agreement, the parties shall proceed to the Closing without a reduction in the Purchase Price and, upon the Closing, all condemnation proceeds paid or payable to Seller (other than losses pertaining to periods prior to the Closing) shall belong to Buyer and shall be paid over and assigned to Buyer. Seller shall have no obligation to make any repairs to the Property in the event of a condemnation. 20.2 Damage and Destruction. If at any time prior to the Closing Date a material portion of the Property is destroyed or damaged as a result of fire or any other casualty whatsoever, then at Buyer's option, to be exercised within ten (10) days after receipt of notice of such destruction or damage, this Agreement shall terminate, the Deposit shall be returned to Buyer, and except as expressly set forth herein, neither party shall have any further liability or obligation to the other hereunder. If Buyer does not timely notify Seller in writing of its election to terminate this Agreement, Buyer shall be deemed to have elected not to terminate this Agreement. For purposes hereof, the term "material" shall be deemed to be a damage or destruction in excess of ten percent (10%) of the Purchase Price. If less than a material portion of the Property is damaged or destroyed or if a material portion is damaged or destroyed and Buyer elects or is deemed to have elected not to terminate this Agreement, the parties shall proceed to the Closing without reduction in the Purchase Price and, upon the Closing, all property insurance proceeds paid or payable to Seller as a result of such casualty shall belong to Buyer and shall be paid over and assigned to Buyer. Seller shall have no obligation to make any repairs to the Property in the event of a damage or destruction. 21. Continued Operations; New Leases and Contracts 21.1 Continued Operations. So long as this Agreement remains in effect, (i) Seller shall manage, operate, and insure the Property in substantially the same manner in which Seller managed, operated, and insured the Property prior to the Opening of Escrow, and (ii) Seller shall not modify, amend, or terminate any Lease or service contract, nor enter into any New Lease or service contract, except as set forth in this Paragraph 21. 21.2 New Leases. Seller hereby agrees that, from and after the Execution Date, Seller will not modify, extend or otherwise change any of the terms, covenants or conditions of the Leases or enter into New Leases affecting the Property without the prior written consent of Buyer, which consent may be granted or withheld in Buyer’s commercially reasonable discretion; provided, however, following the Contingency Date, such consent may be granted or denied in Buyer’s sole and absolute discretion (except for a lease modification or termination with respect to a Tenant, if any, which is delinquent in rent, with respect to which Buyer’s consent may be granted or withheld in Buyer’s commercially reasonable discretion). If Buyer fails to approve any proposal in writing, Buyer shall be deemed to have disapproved of such proposal. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 20 5376942.5 21.3 Service Contracts. Prior to the date which is three (3) days prior to the end of the Contingency Date, Seller, in its sole and absolute discretion, and without Buyer’s consent, shall have the right to extend, renew, modify or replace any of the service contracts that Seller deems advisable, so long as such service contracts (whether new or modified) are terminable upon thirty (30) days’ notice without fee or penalty, and Seller provides a copy of such service contract (or modification to such service contract) to Buyer. Except as otherwise provided herein, after the date which is three (3) days prior to the Contingency Date, Seller will not extend, renew, modify or replace any of the service contracts without the prior written consent of Buyer, which consent may be granted or withheld in Buyer’s sole and absolute discretion. If Buyer does not approve any request of Seller regarding a service contract in writing, Buyer shall be deemed to have disapproved of such request. If any service contract requires the service provider’s consent for such service contract to be assigned to Buyer, as of the Close of Escrow, Seller shall either (i) terminate such service contract as of the Close of Escrow, to the extent the same is terminable on thirty (30) days prior notice without fee or charge, or (ii) obtain such service provider’s consent for the assignment of the service contract to Buyer, in either case, at Seller’s sole cost and expense. 22. Miscellaneous. 22.1 Not an Offer. Seller's delivery of unsigned copies of this Agreement is solely for the purpose of review by the party to whom delivered, and neither the delivery nor any prior communications between the parties shall in any way imply that Seller is under any obligation to enter the transaction which is the subject of this Agreement. The signing of this Agreement by Buyer constitutes an offer which shall not be deemed accepted by Seller unless and until Seller has signed this Agreement and delivered a duplicate original or electronic copy to Buyer. 22.2 Computation of Time Periods. If the date upon which the Contingency Date, the Closing Date or any other date or time period provided for in this Agreement is or ends on a Saturday, Sunday or federal or state legal holiday, then such date shall automatically be extended until 5:00 p.m. Pacific time of the next day which is not a Saturday, Sunday or legal holiday. The term "business day" shall mean any day other than a Saturday, Sunday or legal holiday. 22.3 Captions; Severability. Any captions to, or headings of, the paragraphs or subparagraphs of this Agreement are solely for the convenience of the parties hereto, are not a part of this Agreement, and shall not be used for the interpretation or determination of the validity of this Agreement or any provision hereof. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, but this Agreement shall be reformed and construed and enforced to the maximum extent permitted by applicable law. 22.4 No Obligations to Third Parties. Except as otherwise expressly provided herein, the execution and delivery of this Agreement shall not be deemed to confer any rights upon, nor obligate any of the parties hereto, to any person or entity other than the parties hereto. 22.5 Exhibits and Schedules. The exhibits and schedules attached to this Agreement are incorporated in this Agreement by this reference for all purposes. 22.6 Amendment to this Agreement. The terms of this Agreement may not be modified or amended except by an instrument in writing executed by each of the parties hereto. 22.7 Waiver. The waiver or failure to enforce any provision of this Agreement shall not operate as a waiver of any future breach of any such provision or any other provision hereof. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 21 5376942.5 22.8 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, except for any choice-of-law principles which provide for the application of the laws of another jurisdiction. Seller and Buyer hereby irrevocably submit to the jurisdiction of any state or federal court sitting in the State in any action or proceeding arising out of or relating to this Agreement and hereby irrevocably agree that all claims in respect of such action or proceeding shall be heard and determined in a state or federal court sitting in the State. Buyer and Seller agree that the provisions of this Paragraph 22.8 shall survive the Closing. 22.9 Fees and Other Expenses. Except as otherwise provided herein, each of the parties hereto shall pay its own fees and expenses in connection with this Agreement. 22.10 Entire Agreement. This Agreement (including all Exhibits attached hereto) supersedes any prior agreements, negotiations and communications, oral or written, and contains the entire agreement between, and the final expression of, Buyer and Seller with respect to the subject matter hereof. No subsequent agreement, representation, or promise made by either party hereto, or by or to an employee, officer, agent or representative of either party hereto shall be of any effect unless it is in writing and executed by the party to be bound thereby. 22.11 Successors and Assigns. Subject to the restrictions set forth in Paragraph 19 hereof, this Agreement shall be binding upon and shall inure to the benefit of the permitted successors and assigns of the parties hereto. 22.12 Construction. The parties acknowledge and agree that (A) each party hereto is of equal bargaining strength, (B) each such party has actively participated in the drafting, preparation and negotiation of this Agreement, (C) each such party has consulted with such party's own, independent counsel, and such other professional advisors as such party has deemed appropriate, relating to any and all matters contemplated under this Agreement, (D) each such party and such party's counsel and advisors have reviewed this Agreement, (E) each such party has agreed to enter into this Agreement following such review and the rendering of such advice, (F) any rule of construction to the effect that ambiguities are to be resolved against the drafting parties shall not apply in the interpretation of this Agreement, or any portions hereof, or any amendments hereto, and (G) except as expressly stated to survive the Closing in this Agreement, all terms and provisions of this Agreement shall not survive the Closing and shall be deemed merged with the Deed at Closing. 22.13 Limitation of Liability. Buyer acknowledges and agrees that neither the trustees, shareholders, members, affiliates, officers, directors, investment managers, employees, partners, agents nor advisors of Seller, assume any personal liability for obligations entered into by or on behalf of Seller. Notwithstanding any other provision of this Agreement to the contrary (or any rights that Buyer may have at law or in equity), (a) in no event shall Seller have any liability for lost profits, speculative, special, consequential or punitive damages, (b) in no event will Seller's liability under or otherwise in connection with this Agreement (including, without limitation, Paragraph 13.1 above), any documents executed in connection herewith and/or otherwise in connection with the Property exceed the sum of Two Hundred Fifty Thousand Dollars ($250,000.00), and (c) Buyer shall have no right to assert any claim against Seller, and Seller shall have no liability to Buyer whatsoever, unless the valid claims for all breaches of Seller collectively aggregate more than Fifty Thousand Dollars ($50,000.00). Notwithstanding anything to the contrary contained in this Agreement, Buyer hereby agrees that any action or claim asserted by Buyer against Seller or any of the Released Parties must be filed (if at all) and properly served to Seller within six (6) months following the Closing in a court of competent jurisdiction, and Buyer hereby waives any right to bring any such claim or action thereafter. Buyer's remedies prior to Closing shall be limited as set forth in Paragraph 15.2. Any and all liability beyond that which may be asserted under this Paragraph 22.13 A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 22 5376942.5 is expressly waived and released by Buyer and by all persons claiming by, through or under Buyer. The provisions of this Paragraph 22.13 shall survive the Closing. 22.14 Time of the Essence. All times provided for in this Agreement for the performance of any act will be strictly construed, time being of the essence. 22.15 Recording. The parties agree that this Agreement shall not be recorded. If Buyer causes this Agreement or any notice or memorandum thereof to be recorded, this Agreement shall be null and void at the option of Seller. 22.16 Confidentiality. Until the Close of Escrow, Buyer will keep confidential the Purchase Price, the other terms of this Agreement, the Materials and all other information concerning the Property (as disclosed, discovered or determined in connection with this transaction); provided, however, Buyer may disclose such information to (a) those employed by Buyer (subject to their agreement to abide by the terms of this paragraph); (b) those who are actively and directly participating in the evaluation of the Property and the negotiation and execution of this Agreement or financing of the purchase of the Property (subject to their agreement to abide by the terms of this paragraph); (c) third parties as required under applicable law; and (d) Buyer's potential financial partners and lenders (subject to their agreement to abide by the terms of this paragraph). 22.17 Natural Hazard Disclosure. Natural Hazard Disclosure. As of the Closing, to the extent permitted by law, Buyer shall be deemed to have knowingly, voluntarily and intentionally waived the right to the disclosures (“Natural Hazards Disclosures”) set forth in: (a) California Government Code Section 8589.3 (a special flood area); (b) California Government Code Section 8589.4 (dam failure inundation area); (c) California Government Code Section 51183.5 (earthquake fault zone); (d) California Public Resources Code Section 2621.9 (seismic hazard zone); (e) California Public Resources Code Section 4136 (wildland fire area); and (f) California Public Resources Code Section 2694 (high fire severity area). Buyer acknowledges and represents that it has extensive experience acquiring and conducting due diligence for commercial properties. This waiver by Buyer includes, to the extent permitted by law, any remedies Buyer may have for Seller's nondisclosure of the Natural Hazards Disclosures. In no way limiting the foregoing waiver by Buyer, Buyer acknowledges that Seller shall employ the services of the Escrow Holder or another third party selected by Seller (as applicable, the “Natural Hazard Expert”) to examine the maps and other information specifically made available to the public by government agencies for the purposes of enabling Seller to fulfill Seller's disclosure obligations, if any, and to report the result of the Natural Hazard Expert’s examination (“Natural Hazards Report”) to Buyer and Seller in writing. Seller has not verified, and Seller is not obligated to verify, the information contained in the Natural Hazards Report. The Natural Hazards Report fully and completely discharges Seller from Seller's disclosure obligations referred to herein, if and to the extent any such obligations exist, and, for the purpose of this Agreement, the provisions of Section 1103.4 of the California Civil Code regarding non- liability of Seller for errors or omissions not within Seller's personal knowledge shall be deemed to apply and the Natural Hazard Expert shall be deemed to be an expert, dealing with matters within the scope of the Natural Hazard Expert's expertise with respect to the examination and written report regarding the natural hazards referred to above. Seller makes no representation or warranty as to the truth or accuracy of any information contained in the Natural Hazards Report. ANY NATURAL HAZARDS DISCLOSED BY THE NATURAL HAZARDS REPORT MAY LIMIT THE BUYER'S ABILITY TO REDEVELOP OR UTILIZE THE PROPERTY, TO OBTAIN INSURANCE, OR TO RECEIVE ASSISTANCE AFTER A DISASTER. THE MAPS ON WHICH THESE DISCLOSURES ARE BASED ESTIMATE WHERE NATURAL HAZARDS EXIST. THEY ARE NOT DEFINITIVE INDICATORS OF WHETHER OR NOT THE PROPERTY WILL BE AFFECTED BY A NATURAL DISASTER. BUYER MAY WISH TO A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 23 5376942.5 OBTAIN PROFESSIONAL ADVICE REGARDING THESE HAZARDS AND OTHER HAZARDS THAT MAY AFFECT THE PROPERTY. 22.18 Section 1101.5 Disclosure. Seller hereby discloses to Buyer that Section 1101.5 of the California Civil Code requires that all noncompliant plumbing fixtures in any commercial real property shall be replaced with water-conserving plumbing fixtures. Pursuant to Section 1101.5(e) of the California Civil Code, Seller hereby discloses to Buyer that the Property may include noncompliant plumbing fixtures. 22.19 Counterparts; Electronic Signatures. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which, together, shall constitute but one and the same instrument. Electronic signatures, including signature delivered in a PDF, jpeg, or other electronic document, shall be deemed binding as originals. [Signature Page Follows] A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 24 5376942.5 IN WITNESS WHEREOF, Buyer and Seller have executed this Agreement as of the day and year first written above. BUYER: SELLER: SM 1848, LLC, SRT SF RETAIL I, LLC, a California limited liability company a Delaware limited liability company Position: Manager By: Name: Position: By: Name: Douglas M. MacMahon A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8 CEO Matthew Schreiber

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 25 5376942.5 ACCEPTANCE BY ESCROW HOLDER Chicago Title Insurance Company acknowledges that it has received a fully executed original or original executed counterparts of the foregoing Agreement of Purchase and Sale and Joint Escrow Instructions (the "Agreement") and agrees to act as Escrow Holder under the Agreement and to be bound by and strictly perform the terms thereof as such terms apply to Escrow Holder. Dated: , 2024 CHICAGO TITLE INSURANCE COMPANY By: Name: Position: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT A LEGAL DESCRIPTION PARCEL 1: LOTS 170 AND 171, AS SHOWN ON THAT CERTAIN MAP ENTITLED “MAP OF FULTON MASONIC, A COMMERCIAL CONDOMINIUM PROJECT”, RECORDED ON AUGUST 01, 2005 IN BOOK 91 OF CONDOMINIUM MAPS, PAGE 179 TO 183, INCLUSIVE, IN THE OFFICE OF COUNTY RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, ALSO BEING A SUBDIVISION OF PARCEL “B”, LOT 30, “PARCEL MAP OF FULTON MASONIC BEING A SUBDIVISION OF AIRSPACE FOR RESIDENTIAL / COMMERCIAL PURPOSES”, RECORDED AUGUST 14, 2002, IN BOOK 45 OF PARCEL MAPS, PAGES 100 TO 103, INCLUSIVE, ALSO BEING A PORTION OF ASSESSOR’S BLOCK NO. 1175, ALSO BEING A PORTION OF WESTERN ADDITION BLOCK NO. 650 A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT B GRANT DEED WHEN RECORDED MAIL TO: MAIL TAX STATEMENTS TO: (Space above this line is for recorder's use) GRANT DEED THE UNDERSIGNED GRANTOR DECLARES: DOCUMENTARY TRANSFER TAX is $ . CITY TAX $ .  Computed on full value of property conveyed, or  Computed on full value less value of liens or encumbrances remaining at time of sale,  Unincorporated area:  City of , and FOR VALUE RECEIVED, ("Grantor"), hereby grants to ("Grantee"), that certain real property (the "Property") situated in the City of , County of , State of California, described in Exhibit A attached hereto and incorporated by reference. THE PROPERTY IS CONVEYED TO GRANTEE SUBJECT TO: A. All liens, encumbrances, easements, covenants, conditions and restrictions, whether on- or off-record; B. Any other matters listed on Exhibit B attached hereto and incorporated herein; C. All matters which would be revealed or disclosed in an accurate survey or inspection of the Property; D. Liens for taxes on real property not yet delinquent, and liens for any general or special assessments of record against the Property not yet delinquent; and E. All laws, ordinances and governmental rules, regulations and restrictions affecting the Property. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 IN WITNESS WHEREOF, the undersigned Grantor has executed this Grant Deed as of , . By: Its: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT "A" TO GRANT DEED LEGAL DESCRIPTION OF PROPERTY [TO BE INSERTED] A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT "B" TO GRANT DEED PERMITTED EXCEPTIONS [TO BE INSERTED] A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document. ACKNOWLEDGMENT State of California ) County of ) On , before me, , a Notary Public, personally appeared , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct. WITNESS my hand and official seal. Signature A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT C TRANSFEROR'S CERTIFICATION OF NON-FOREIGN STATUS To inform , a ("Transferee"), that Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest, the undersigned hereby certifies the following on behalf of the transferor/seller: 1. Transferor is not a foreign corporation, foreign partnership, foreign trust, foreign estate or foreign person (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder); and 2. Transferor is not a disregarded entity as defined in §1.1445-2(b)(2)(iii); and 3. Transferor's U.S. employer or tax (social security) identification number is ; and 4. The office address of Transferor is: . Transferor understands that this Certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both. Under penalty of perjury I declare that I have examined this Certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor. Dated: , 20 . TRANSFEROR: , a By: Name: Title: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT D ASSIGNMENT AND ASSUMPTION OF LEASES THIS ASSIGNMENT AND ASSUMPTION OF LEASES ("Assignment") is made this day of , , by and between , a ("Assignor"), and , a ("Assignee"). Recitals Assignor and Assignee entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions, dated as of , (the "Agreement"), respecting the sale of certain "Property" (as defined in the Agreement). Unless otherwise indicated herein, all capitalized terms in this Assignment shall have the meaning ascribed to them in the Agreement. Assignor, as Lessor, and those certain tenants of the Property (collectively, the "Tenants") have entered into leases for space at the Property (collectively, the "Leases") covering certain premises located on the Property. Under the Agreement, Assignor is obligated to assign to Assignee any and all of its right, title and interest in and to all Leases and Tenants' deposits held by Assignor under the Leases (collectively, "Tenant Deposits"). Agreement NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows. Assignor assigns, sells, transfers, sets over and delivers unto Assignee all of Assignor's estate, right, title and interest in and to the Leases and Tenant Deposits and Assignee accepts such assignment. Assignee accepts said assignment, sale and transfer and assumes the performance of all of the terms, covenants and conditions imposed upon the landlord under the Leases and with respect to the Tenant Deposits. Assignor agrees to indemnify, defend, and hold Assignee harmless from and against any Tenant claim(s) to the extent arising under the Leases during the period of Assignor’s ownership of the Property. Assignee agrees to indemnify, defend, and hold Assignor harmless from and against any Tenant claim(s) to the extent arising under the Lease during the period of Assignee’s ownership of the Property. This grammatical paragraph shall survive the Closing for a period of six (6) months. In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of the other party arising out of this Assignment, then in that event the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including actual attorneys' fees and costs. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 This Assignment may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument. This Assignment shall be binding upon and inure to the benefit of the successors, assignees, personal representatives, heirs and legatees of all the respective parties hereto. This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of California. IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the day and year first written above. ASSIGNEE: , a ASSIGNOR: , a By: Name: Position: By: Name: Position: By: Name: Position: By: Name: Position: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT E GENERAL ASSIGNMENT AND BILL OF SALE THIS GENERAL ASSIGNMENT AND BILL OF SALE ("Assignment") is made this day of , , by and between , a ("Assignor"), and , a ("Assignee"). Recitals Assignor and Assignee entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions dated as of , (the "Agreement"), respecting the sale of certain "Property" (as described and defined in the Agreement). Unless otherwise indicated herein, all capitalized terms in this Assignment shall have the meaning ascribed to them in the Agreement. Under the Agreement, Assignor is obligated to assign (to the extent assignable) any and all of its right, title and interest (if any) and delegate any and all of its obligations and responsibilities in each of the following to Assignee, but only to the extent solely pertaining to the Property and only to the extent assignable: (a) any and all service contracts, warranties, guarantees, management contracts and bonds, together with all supplements, amendments and modifications thereto, solely relating to the Property ("Contract(s)"); (b) development rights and other intangible rights, titles, interests, privileges and appurtenances owned by Assignor and housed in connection with the Property and its operation (collectively "License(s)"); and (c) all fixtures, fittings, furniture, furnishings, appliances, apparatus, equipment, machinery, building materials, and other items of tangible personal property owned by Assignor and affixed or attached to the Property (all of such properties and assets being collectively called the "Assigned Properties"). Agreement NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows: Assignor assigns, sells, transfers, sets over and delivers unto Assignee (to the extent assignable) all of Assignor's estate, right, title and interest (if any) in and to the Contracts, Licenses and Assigned Properties; provided, however, that such assignment, sale and transfer shall not include any rights or claims arising prior to the date hereof which Assignor may have against any party with respect to the Contracts, Licenses and Assigned Properties. Assignee accepts such assignment and assumes the performance of all of the terms, covenants and conditions imposed upon Assignor with respect to the Contracts, Licenses and Assigned Properties. In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, conditions, agreements or provisions on the part A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 of the other party arising out of this Assignment, then in that event the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including reasonable attorneys' fees. This Assignment shall be binding upon and inure to the benefit of the successors, assignees, personal representatives, heirs and legatees of all the respective parties hereto. This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of California. This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument. IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment as of the day and year first above written. ASSIGNEE: ASSIGNOR: , , a a By: Name: Position: By: Name: Position: By: Name: Position: By: Name: Position: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 EXHIBIT F FORM OF TENANT ESTOPPEL CERTIFICATE The undersigned, the tenant ("Tenant") under a certain lease agreement dated between ("Landlord") and Tenant ("Lease"), certifies as follows: 1. The Lease is presently in full force and affect and unmodified except as set forth on Exhibit A attached hereto. The Lease constitutes the only agreement between the Landlord and Tenant with respect to the leased premises. 2. The lease term has commenced on and full rental is now accruing thereunder. The Lease term shall end on , 20 . The Tenant has the following options to extend the term: (insert renewal options or indicate “NONE,” as applicable). 3. Tenant has accepted possession of the leased premises under the Lease and is paying $ per month as rental under the Lease, consisting of $ in guaranteed/base rental, $ for monthly operating expense pass-throughs, and $ for ad valorem tax pass-throughs. Tenant has not assigned, transferred, or hypothecated its interest under the Lease. 4. No rent under said lease has been paid more than thirty (30) days in advance of its due date. 5. To Tenant's knowledge, as of the date hereof, Tenant has no claim, charge, defense or offset under the Lease against rents or other charges due or to become due thereunder. As of the date hereof, Tenant has not asserted any such offset or credit. To Tenant's knowledge, there are no defaults under the Lease. 6. There are no unaccrued or unpaid free rent periods, leasehold improvement allowances, or other cash concessions owing to Tenant under the Lease. 7. Tenant has not made any payment to Landlord as a security deposit or rental deposit except any payment expressly provided for in the Lease as follows: $ . Tenant makes this Certificate with the understanding that Landlord is contemplating selling the property which includes the premises (the “Property”), and Landlord and the potential buyer of the Property and its lender(s) who make a mortgage loan upon the property are each entitled to rely on this Certificate. Tenant shall be estopped from asserting any fact(s) or circumstance(s) against Landlord or such prospective buyer or its lender that are contrary to the facts certified to herein. Dated: , [TENANT] By: Name: Title: A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5376942.5 SCHEDULE 7.3 Materials 1. Copies of all Leases, including all amendments thereto and guarantees thereof. 2. Any prior default notices and written requests by Tenant for the modification of economic terms (including the Term) of the applicable Lease. 3. Operating expense reconciliation delivered to Tenants for year 2023. 4. A current rent roll (“Rent Roll”) and subsequent updates of the Rent Roll, if any. 5. An insurance loss run report with respect to the Property for years 2023 and 2024. 6. Copies of any declaration(s) of condominium establishing the Property as a condominium and/or governing the use of the Property (each a “Declaration”). 7. The organizational documents and bylaws of any condominium association established pursuant to such Declaration(s) (the “Condo Association”). 8. The budget of the Condo Association for year 2023, including a list of any current general and/or special assessments of the Condo Association with respect to the Property. 9. All written contracts with respect to the Property made by or on behalf of Seller or to which any Seller is a party for repair, maintenance, utilities, garbage removal, concessions, vending, or other services provided to the Property. 10. All architectural drawings, engineering studies, plans and specifications relating to the original and current construction of the Property. 11. Copies of any warranties or guarantees from any contractors or subcontractors with respect to the improvements or fixtures upon the Property. 12. The most recent environmental site assessments/reports with respect to the Property. 13. Existing as-built or boundary surveys of the Property. 14. Ad valorem tax bills for tax year 2023 – 2024. A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8

Docusign Envelope ID: 5B96F3EA-415A-4727-9A1B-090B4EDBD872

Docusign Envelope ID: 5B96F3EA-415A-4727-9A1B-090B4EDBD872 Matthew Schreiber CEO

Docusign Envelope ID: 56EA484D-C96D-4B04-8666-5E80A4AF4E5B

Docusign Envelope ID: 56EA484D-C96D-4B04-8666-5E80A4AF4E5B

Docusign Envelope ID: 56EA484D-C96D-4B04-8666-5E80A4AF4E5B Matthew Schreiber CEO

Docusign Envelope ID: 56EA484D-C96D-4B04-8666-5E80A4AF4E5B

Docusign Envelope ID: 56EA484D-C96D-4B04-8666-5E80A4AF4E5B

Docusign Envelope ID: 56EA484D-C96D-4B04-8666-5E80A4AF4E5B

Docusign Envelope ID: 56EA484D-C96D-4B04-8666-5E80A4AF4E5B

Docusign Envelope ID: 56EA484D-C96D-4B04-8666-5E80A4AF4E5B CEO Matthew Schreiber

Docusign Envelope ID: 56EA484D-C96D-4B04-8666-5E80A4AF4E5B

Docusign Envelope ID: 56EA484D-C96D-4B04-8666-5E80A4AF4E5B

Docusign Envelope ID: 56EA484D-C96D-4B04-8666-5E80A4AF4E5B Matthew Schreiber CEO

Docusign Envelope ID: 56EA484D-C96D-4B04-8666-5E80A4AF4E5B

Docusign Envelope ID: 56EA484D-C96D-4B04-8666-5E80A4AF4E5B

Docusign Envelope ID: 56EA484D-C96D-4B04-8666-5E80A4AF4E5B Matthew Schreiber CEO

Docusign Envelope ID: 56EA484D-C96D-4B04-8666-5E80A4AF4E5B

Docusign Envelope ID: 56EA484D-C96D-4B04-8666-5E80A4AF4E5B

Docusign Envelope ID: 56EA484D-C96D-4B04-8666-5E80A4AF4E5B

Docusign Envelope ID: 56EA484D-C96D-4B04-8666-5E80A4AF4E5B

Docusign Envelope ID: 56EA484D-C96D-4B04-8666-5E80A4AF4E5B Matthew Schreiber CEO

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 Page 1 of 3 SRT SF Retail I, LLC c/o L3 Capital, LLC 1 S. Wacker Dr., Suite 3210 Chicago, IL 60661 July ____, 2024 VIA ELECTRONIC MAIL SM1848, LLC 8214 Westchester Drive, Suite 550 Dallas, Texas 75225 Attn: Doug MacMahon Email: dm@morancap.com Re: Purchase and sale of certain real property located in the City of San Francisco ("City"), County of San Francisco ("County"), State of California ("State"), which real property consists of twelve (12) retail condominiums located at what is commonly known as (i) 1720, 1730, 1770, 1780 and 1790 Fulton Street, (ii) 450 Hayes Street (Units C-1 and C-2), (iii) 400 Grove Street, (iv) 388 Fulton Street (Units R-1 and R-2), and (v) 8 Octavia Street (Units 102, 307 and 308) (each, a “Condo”, and collectively, the "Property"). Dear Doug: This letter is written with respect to the proposed acquisition of the Property by SM1848, LLC, a California limited liability company (“Buyer”), from SRT SF RETAIL I, LLC, a Delaware limited liability company (“Seller”). Toward that end, Seller and Buyer contemplate that each Condo may be conveyed pursuant to a separate and distinct Agreement of Purchase and Sale and Joint Escrow Instructions (each a “PSA” and, collectively, the “PSAs”). All capitalized terms not otherwise defined herein shall have the same meaning ascribed to such term in the PSAs. However, such separate and distinct PSAs shall be subject to the terms and conditions set forth in this letter, which, if mutually executed and delivered by Buyer and Seller, shall constitute an agreement (if applicable, this “Letter Agreement”). Such Letter Agreement constitutes a material consideration to Seller for entering into separate and distinct PSAs with respect to the Property. To the extent of any conflict between the PSAs and the Letter Agreement, the Letter Agreement shall control. Notwithstanding anything to the contrary contained in this Letter Agreement or the PSAs, Buyer shall be obligated to perform under all of the PSAs and shall have no right to acquire some but not all of the Condos. Seller’s performance under each PSA is expressly conditioned and contingent upon Buyer performing its obligations under each and every other PSA. Further, (i) if Buyer is entitled to and does so elect to terminate any PSA (including, without limitation, for default or failure of contingency or otherwise), such election shall be deemed Buyer’s election to terminate all of the PSAs, and (ii) if Seller is entitled to and does so elect to terminate any PSA, such election shall be deemed Seller’s election to terminate all of the PSAs (including, without limitation, for default or failure of contingency or otherwise). Upon any such termination, all of the PSAs shall terminate, the aggregate Deposit(s) holding under the PSAs shall be paid to the party entitled to receive same in accordance with the PSAs, and neither party shall have any further rights or obligations under the PSAs, except for any obligations which expressly survive such termination pursuant to the PSAs. This paragraph shall be broadly construed so as to give effect to the party’s intent that the series of PSAs with respect to the Property be treated as one and the same PSA for the entirety of the Property. 5387850.4 A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8 3.00

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 5387850.4 SM1848, LLC July ____, 2024 Page 2 Seller and Buyer acknowledge and agree that (i) in the event of a material default by Seller under the PSAs for which Buyer terminates the PSAs pursuant to subpart (A) of Paragraph 15.2, Seller’s reimbursement of Buyer’s reasonable, third-party, out-of-pocket costs with respect to all of the PSAs shall be no more than $50,000.00 in the aggregate (as opposed to $50,000.00 per PSA), and (ii) in no event will Seller's liability under or otherwise in connection with the PSAs (including, without limitation, Paragraph 13.1 of the PSAs), any documents executed in connection therewith and/or otherwise in connection with the Property exceed the sum of Two Hundred Fifty Thousand Dollars ($250,000.00) in the aggregate (as opposed to $250,000.00 per Condo). Further, at the Close of Escrow, Buyer agrees to credit and/or pay to Seller the sum of (i) the actual additional legal expense (including attorneys’ fees) incurred by Seller to negotiate and perform under separate PSAs, not to exceed Five Thousand Dollars ($5,000.00), in the aggregate, plus (ii) any out-of- pocket costs or expenses incurred by Seller pursuant to Paragraph 10 of the PSAs as a result of entering into multiple PSAs rather than just one (including, without limitation, any increased escrow costs and premiums of title insurance). Such credit amount shall be indicated as a “reimbursement of transaction costs” or similar on the settlement statement(s) at the Close of Escrow. Seller and Buyer will keep confidential the terms of this Letter Agreement; provided, however, Seller and Buyer may disclose the terms of this Letter Agreement to (a) those employed by them (subject to the disclosing party informing such employees of the terms of this paragraph); (b) those who are actively and directly participating in the evaluation of the Property and the negotiation and execution of the PSAs or financing of the purchase of the Property (subject to the disclosing party informing such recipients of the terms of this paragraph); (c) third parties as required under applicable law; and (d) Buyer's potential financial partners and lenders (subject to the disclosing party informing such parties of the terms of this paragraph). If these terms meet with your approval, please indicate Buyer’s agreement in the appropriate place below. This Letter Agreement shall not be deemed to require Seller or Buyer to enter into the PSAs or any PSA; if PSAs are not executed and delivered by Seller and Buyer with respect to the entirety of the Property within five (5) business days of the mutual execution and delivery of this Letter Agreement, this Letter Agreement shall terminate and be of no further force or effect whatsoever. [signatures to follow on next page] A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8 3.00

DocuSign Envelope ID: C52A40E6-61A2-4B16-8E4E-EB01818E58F2 Page 3 of 3 SM1848, LLC July ____, 2024 Page 3 Sincerely, SRT SF RETAIL I, LLC, a Delaware limited liability company By: Printed: Title: ACKNOWLEDGED AND AGREED: SM 1848, LLC, a California limited liability company By: Douglas M. MacMahon, Manager 5387850.4 A2CCE1BA- 75-4BF7-BDE3- 06FA14B EC8 CEO 3.00 Matthew Schreiber